    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 25, 2008

                                            1933 ACT REGISTRATION NO. 333-49230
                                            1940 ACT REGISTRATION NO. 811-07975

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [_]

                      POST-EFFECTIVE AMENDMENT NO. 25                       [X]

                                    AND

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [_]

                      POST-EFFECTIVE AMENDMENT NO. 85                       [X]

                     (CHECK APPROPRIATE BOX OR BOXES)

                               -----------------

                   PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM
                           VARIABLE ANNUITY ACCOUNT
                          (Exact Name of Registrant)

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              (Name of Depositor)

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-7333
   (Address and telephone number of depositor's principal executive offices)

                               THOMAS C. CASTANO

                                   SECRETARY

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                             213 WASHINGTON STREET
                              NEWARK, NEW JERSEY
                                  07102-2992
                                (973) 802-4708
                    (Name and address of agent for service)

                                  Copies to:

                            C. CHRISTOPHER SPRAGUE
                       VICE PRESIDENT, CORPORATE COUNSEL
                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               751 BROAD STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-6997

It is proposed that this filing will become effective (check appropriate space):

[_]immediately upon filing pursuant to paragraph (b) of Rule 485

[X]on May 1, 2008 pursuant to paragraph (b) of Rule 485

[_]60 days after filing pursuant to paragraph (a) (1) of Rule 485

[_]on pursuant to paragraph (a) (1) of Rule 485

If appropriate, check the following box: [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in Individual Variable Annuity Contracts

================================================================================

                          STRATEGIC PARTNERS/SM/ ANNUITY ONE 3 VARIABLE ANNUITY
                                                        PROSPECTUS: MAY 1, 2008

                ----------------------------------------------


 This Prospectus describes an individual variable annuity contract offered by Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) and the Pruco Life of New Jersey Flexible Premium Annuity Account. Pruco Life of New Jersey offers several different annuities which your representative may be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the annuity. Please note that selling broker-dealer firms through which the contract is sold may decline to make available to their customers certain of the optional features and investment options offered generally under the contract. Alternatively, such firms may restrict the availability of the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the contract). Please speak to your registered representative for further details. The different features and benefits include variations in death benefit protection and the ability to access your annuity's Contract Value. Differences in compensation among different annuity products could influence a registered representative's decision as to which annuity to recommend to you. The fees and charges under the annuity contract and the compensation paid to your representative may also be different among each annuity. If you are purchasing the contract as a replacement for existing variable annuity or variable life coverage, you should consider, among other things, any surrender or penalty charges you may incur when replacing your existing coverage. Pruco Life of New Jersey is an indirect wholly-owned subsidiary of the Prudential Insurance Company of America.


 THE FUNDS

 Strategic Partners Annuity One 3 offers a wide variety of investment choices, including variable investment options that invest in underlying mutual funds. Currently, portfolios of the following underlying mutual funds are being offered: The Prudential Series Fund, Advanced Series Trust, Nationwide Variable Insurance Trust, and Janus Aspen Series (see next page for list of portfolios currently offered).


 You may choose between two basic versions of Strategic Partners Annuity One 3. One version, the Contract With Credit, provides for a bonus credit that we add to each purchase payment you make. If you choose this version of Strategic Partners Annuity One 3, some charges and expenses may be higher than if you choose the version without the credit. Those higher charges could exceed the amount of the credit under some circumstances, particularly if you withdraw purchase payments within a few years of making those purchase payments.

 PLEASE READ THIS PROSPECTUS
 Please read this prospectus before purchasing a Strategic Partners Annuity One 3 variable annuity contract, and keep it for future reference. The current prospectuses for the underlying mutual funds contain important information about the mutual funds. When you invest in a variable investment option that is funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. The Risk Factors section relating to the market value adjustment option appears in the Summary.

 TO LEARN MORE ABOUT STRATEGIC PARTNERS ANNUITY ONE 3

 To learn more about the Strategic Partners Annuity One 3 variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated
 May 1, 2008. The SAI has been filed with the Securities and Exchange
 Commission (SEC) and is legally a part of this prospectus. Pruco Life of New Jersey also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's offices, and can also be obtained from the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. (See SEC file numbers 333-49230 and 333-103473), or obtained from us, free of charge. The SEC maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Annuity One 3 SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is set forth in Section 11 of this prospectus.


 For a free copy of the SAI, call us at (888) PRU-2888, or write to us at Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176.

--------------------------------------------------------------------------------
 THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS
 THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT
 IN STRATEGIC PARTNERS ANNUITY ONE 3 IS NOT A BANK DEPOSIT AND IS NOT INSURED
 BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
--------------------------------------------------------------------------------


 Strategic Partners/SM/ is a service mark of The Prudential Insurance Company
 of America.                                                         ORD01182NY

                              INVESTMENT OPTIONS

 The Prudential Series Fund
   Jennison Portfolio

   Equity Portfolio
   Global Portfolio
   Money Market
   Stock Index Portfolio
   Value Portfolio

   SP Aggressive Growth Asset Allocation Portfolio
   SP Balanced Asset Allocation Portfolio
   SP Conservative Asset Allocation Portfolio
   SP Growth Asset Allocation Portfolio

   SP Davis Value Portfolio

   SP International Growth Portfolio
   SP International Value Portfolio

   SP Mid Cap Growth Portfolio

   SP PIMCO High Yield Portfolio
   SP PIMCO Total Return Portfolio
   SP Prudential U.S. Emerging Growth Portfolio

   SP Small Cap Value Portfolio

   SP Strategic Partners Focused Growth Portfolio


 Advanced Series Trust

   AST Advanced Strategies Portfolio
   AST Aggressive Asset Allocation Portfolio
   AST AllianceBernstein Core Value Portfolio
   AST AllianceBernstein Growth & Income Portfolio

   AST American Century Income & Growth Portfolio

   AST American Century Strategic Allocation Portfolio
   AST Balanced Asset Allocation Portfolio
   AST Capital Growth Asset Allocation Portfolio
   AST Cohen & Steers Realty Portfolio
   AST Conservative Asset Allocation Portfolio
   AST DeAM Large-Cap Value Portfolio
   AST DeAM Small-Cap Value Portfolio
   AST Federated Aggressive Growth Portfolio
   AST First Trust Balanced Target Portfolio
   AST First Trust Capital Appreciation Target Portfolio
   AST Goldman Sachs Concentrated Growth Portfolio
   AST Goldman Sachs Mid-Cap Growth Portfolio
   AST High Yield Portfolio

   AST Investment Grade Bond Portfolio

   AST JPMorgan International Equity Portfolio
   AST Large-Cap Value Portfolio
   AST Lord Abbett Bond-Debenture Portfolio
   AST Marsico Capital Growth Portfolio
   AST MFS Global Equity Portfolio
   AST MFS Growth Portfolio
   AST Mid-Cap Value Portfolio
   AST Neuberger Berman Mid-Cap Growth Portfolio
   AST Neuberger Berman Mid-Cap Value Portfolio
   AST Neuberger Berman Small-Cap Growth Portfolio
   AST PIMCO Limited Maturity Bond Portfolio
   AST Preservation Asset Allocation Portfolio

   AST QMA US Equity Alpha Portfolio
   AST Small-Cap Growth Portfolio

   AST Small-Cap Value Portfolio
   AST T. Rowe Price Asset Allocation Portfolio
   AST T. Rowe Price Global Bond Portfolio

   AST T. Rowe Price Large-Cap Portfolio

   AST T. Rowe Price Natural Resources Portfolio

   AST UBS Dynamic Alpha Strategy Portfolio

   AST Western Asset Core Plus Bond Portfolio


 Nationwide Variable Insurance Trust
   Gartmore NVIT Developing Markets Fund


 Janus Aspen Series
   Large Cap Growth Portfolio -- Service Shares

                                   CONTENTS



PART I: STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS SUMMARY..............................  2
 GLOSSARY................................................................................  2
 SUMMARY.................................................................................  7
 RISK FACTORS............................................................................ 11
 SUMMARY OF CONTRACT EXPENSES............................................................ 12
 EXPENSE EXAMPLES........................................................................ 16

PART II: STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS SECTIONS 1-11....................... 19

 SECTION 1: WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE 3 VARIABLE ANNUITY?............... 20
   SHORT TERM CANCELLATION RIGHT OR "FREE LOOK".......................................... 21

 SECTION 2: WHAT INVESTMENT OPTIONS CAN I CHOOSE?........................................ 21
   VARIABLE INVESTMENT OPTIONS........................................................... 21
   FIXED INTEREST RATE OPTIONS........................................................... 32
   MARKET VALUE ADJUSTMENT OPTION........................................................ 33
   TRANSFERS AMONG OPTIONS............................................................... 34
   ADDITIONAL TRANSFER RESTRICTIONS...................................................... 35
   DOLLAR COST AVERAGING................................................................. 36
   ASSET ALLOCATION PROGRAM.............................................................. 36
   AUTO-REBALANCING...................................................................... 37
   SCHEDULED TRANSACTIONS................................................................ 37
   VOTING RIGHTS......................................................................... 37
   SUBSTITUTION.......................................................................... 37

 SECTION 3: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE (ANNUITIZATION)? 37
   PAYMENT PROVISIONS.................................................................... 37
   PAYMENT PROVISIONS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT...................... 38
     OPTION 1: ANNUITY PAYMENTS FOR A FIXED PERIOD....................................... 38
     OPTION 2: LIFE INCOME ANNUITY OPTION................................................ 38
     OTHER ANNUITY OPTIONS............................................................... 38
   TAX CONSIDERATIONS.................................................................... 38
   GUARANTEED MINIMUM INCOME BENEFIT..................................................... 38
     GMIB ROLL-UP........................................................................ 39
     GMIB OPTION 1: SINGLE LIFE PAYOUT OPTION............................................ 40
     GMIB OPTION 2: JOINT LIFE PAYOUT OPTION............................................. 40
   HOW WE DETERMINE ANNUITY PAYMENTS..................................................... 41

 SECTION 4: WHAT IS THE DEATH BENEFIT?................................................... 42
   BENEFICIARY........................................................................... 42
   CALCULATION OF THE DEATH BENEFIT...................................................... 42
   GUARANTEED MINIMUM DEATH BENEFIT...................................................... 43
     GMDB STEP-UP........................................................................ 43
   SPECIAL RULES IF JOINT OWNERS......................................................... 43
   PAYOUT OPTIONS........................................................................ 43
   BENEFICIARY CONTINUATION OPTION....................................................... 44
   SPOUSAL CONTINUANCE OPTION............................................................ 46

 SECTION 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS?................................... 47
   LIFETIME FIVE INCOME BENEFIT.......................................................... 47
   SPOUSAL LIFETIME FIVE INCOME BENEFIT.................................................. 52
   HIGHEST DAILY LIFETIME/SM/ FIVE BENEFIT. (HD5)........................................ 56
   HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (HD7)..................................... 63
   SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (SHD7)............................ 69

 SECTION 6: WHAT IS THE INCOME APPRECIATOR BENEFIT?...................................... 76
   INCOME APPRECIATOR BENEFIT............................................................ 76
   CALCULATION OF THE INCOME APPRECIATOR BENEFIT......................................... 76
   INCOME APPRECIATOR BENEFIT OPTIONS DURING THE ACCUMULATION PHASE...................... 77


 SECTION 7: HOW CAN I PURCHASE A STRATEGIC PARTNERS ANNUITY ONE 3 CONTRACT?...............  79
   PURCHASE PAYMENTS......................................................................  79
   ALLOCATION OF PURCHASE PAYMENTS........................................................  79
   CREDITS................................................................................  80
   CALCULATING CONTRACT VALUE.............................................................  80

 SECTION 8: WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE 3
   CONTRACT?..............................................................................  80
   INSURANCE AND ADMINISTRATIVE CHARGES...................................................  81
   WITHDRAWAL CHARGE......................................................................  81
   CONTRACT MAINTENANCE CHARGE............................................................  82
   GUARANTEED MINIMUM INCOME BENEFIT CHARGE...............................................  82
   INCOME APPRECIATOR BENEFIT CHARGE......................................................  83
   BENEFICIARY CONTINUATION OPTION CHARGES................................................  83
   TAXES ATTRIBUTABLE TO PREMIUM..........................................................  83
   TRANSFER FEE...........................................................................  83
   COMPANY TAXES..........................................................................  84
   UNDERLYING MUTUAL FUND FEES............................................................  84

 SECTION 9: HOW CAN I ACCESS MY MONEY?....................................................  84
   WITHDRAWALS DURING THE ACCUMULATION PHASE..............................................  84
   AUTOMATED WITHDRAWALS..................................................................  85
   SUSPENSION OF PAYMENTS OR TRANSFERS....................................................  85

 SECTION 10: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS
   ANNUITY ONE 3 CONTRACT?................................................................  85

 SECTION 11: OTHER INFORMATION............................................................  93
   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY.............................................  93
   THE SEPARATE ACCOUNT...................................................................  94
   SALE AND DISTRIBUTION OF THE CONTRACT..................................................  94
   LITIGATION.............................................................................  96
   ASSIGNMENT.............................................................................  96
   FINANCIAL STATEMENTS...................................................................  96
   STATEMENT OF ADDITIONAL INFORMATION....................................................  97
   HOUSEHOLDING...........................................................................  97
   MARKET VALUE ADJUSTMENT FORMULA........................................................  97

APPENDIX A - ACCUMULATION UNIT VALUES..................................................... A-1

APPENDIX B - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU.......................... B-1

APPENDIX C - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME FIVE BENEFIT............. C-1

APPENDIX D - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME SEVEN............................................................ D-1

  PART I SUMMARY
--------------------------------------------------------------------------------

  STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS

          PART I: SUMMARY STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS

 GLOSSARY

 We have tried to make this prospectus as easy to read and understand as possible. By the nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

 Accumulation Phase
 The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

 Adjusted Contract Value
 When you begin receiving income payments, the value of your contract adjusted for any market value adjustment minus any charge we impose for premium taxes and withdrawal charges.

 Annual Income Amount

 Under the Lifetime Five Income Benefit and Highest Daily Lifetime Seven Benefit, an amount that you can withdraw each year as long as the annuitant lives. For the Highest Daily Lifetime Five Benefit only, we refer to an amount that you can withdraw each year as long as the annuitant lives as the "Total Annual Income Amount." The Annual Income Amount is set initially as a percentage of the Protected Withdrawal Value, but will be adjusted to reflect subsequent purchase payments, withdrawals, and any step-up. Under the Spousal Lifetime Five Income Benefit and Spousal Highest Daily Lifetime Seven Benefit, the Annual Income Amount is paid until the later death of two natural persons who are each other's spouses at the time of election and at the first death of one of them.


 Annual Withdrawal Amount

 Under the terms of the Lifetime Five Income Benefit, an amount that you can withdraw each year as long as there is Protected Withdrawal Value remaining. The Annual Withdrawal Amount is set initially to equal 7% of the initial Protected Withdrawal Value, but will be adjusted to reflect subsequent purchase payments, withdrawals, and any step-up.


 Annuitant
 The person whose life determines the amount of income payments that we will make. Except as indicated below, if the annuitant dies before the annuity date, the co-annuitant (if any) becomes the annuitant if the contract's requirements for changing the annuity date are met. If, upon the death of the annuitant, there is no surviving eligible co-annuitant, and the owner is not the annuitant, then the owner becomes the annuitant.


 Generally, if an annuity is owned by an entity and the entity has named a co-annuitant, the co-annuitant will become the annuitant upon the death of the annuitant, and no death benefit is payable. Unless we agree otherwise, the contract is eligible to have a co-annuitant designation only if the entity that owns the contract is (1) a plan described in Internal Revenue
 Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a custodial account established pursuant to the provisions in Code Section 408(a) (or any successor Code section thereto) ("Custodial Account").


 Where the contract is held by a Custodial Account, the co-annuitant will not automatically become the annuitant upon the death of the annuitant. Upon the death of the annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the death benefit or elect to continue the contract. If the Custodial Account continues the contract, then the Contract Value as of the date of due proof of death of the annuitant will reflect the amount that would have been payable had a death benefit been paid.

 Annuity Date
 The date when income payments are scheduled to begin. You must have our permission to change the annuity date. If the co-annuitant becomes the annuitant due to the death of the annuitant, and the co-annuitant is older than the annuitant, then the annuity date will be based on the age of the co-annuitant, provided that the contract's requirements for changing the annuity date are met (e.g., the co-annuitant cannot be older than a specified age). If the co-annuitant is younger than the annuitant, then the annuity date will remain unchanged.

 Beneficiary
 The person(s) or entity you have chosen to receive a death benefit.

 Benefit Fixed Rate Account
 An investment option offered as part of this Annuity that is used only if you have elected the Highest Daily Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate purchase payments to the Benefit Fixed Rate Account. Rather, Contract Value is transferred to the Benefit Fixed Rate Account only under the asset transfer feature of this benefit.


 Business Day
 A day on which the New York Stock Exchange is open for business. Our business day generally ends at 4:00 p.m. Eastern time.

 Co-Annuitant
 The person shown on the contract data pages who becomes the annuitant (if eligible) upon the death of the annuitant if the contract's requirements for changing the annuity date are met. No co-annuitant may be designated if the owner is a non-natural person.

 Contract Date
 The date we accept your initial purchase payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

 Contract Owner, Owner, or You
 The person entitled to the ownership rights under the contract.

 Contract Value
 This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your Contract Value will go up or down based on the performance of the investment options you choose.

 Contract With Credit
 A version of the annuity contract that provides for a bonus credit with each purchase payment that you make and has higher withdrawal charges and insurance and administrative costs, and may provide lower interest rates for fixed rate options than the Contract Without Credit.

 Contract Without Credit
 A version of the annuity contract that does not provide a credit and has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

 Credit
 If you choose the Contract With Credit, this is the bonus amount that we allocate to your account each time you make a purchase payment. The amount of the credit is a percentage of the purchase payment. Bonus credits generally are not recaptured once the free look period expires. Our reference in the preceding sentence to "generally are not recaptured" refers to the fact that we have the contractual right to deduct, from the death benefit we pay, the amount of any credit corresponding to a purchase payment made within one year of death.

 Death Benefit
 If a death benefit is payable, the beneficiary you designate will receive, at a minimum, the total invested purchase payments, reduced proportionally by withdrawals, or a potentially greater amount related to market appreciation. The Guaranteed Minimum Death Benefit is available for an additional charge. See Section 4, "What Is The Death Benefit?"

 Designated Life

 For purposes of the Spousal Lifetime Five Income Benefit and Spousal Highest Daily Lifetime Seven Benefit, a Designated Life refers to each of two natural persons who are each other's spouses at the time of election of the Benefit and at the first death of one of them.


 Dollar Cost Averaging Fixed Rate Option (DCA Fixed Rate Option) An investment option that offers a fixed rate of interest for a selected period during which periodic transfers are automatically made to selected variable investment options or to the one-year fixed interest rate option.


 Enhanced Protected Withdrawal Value
 Under the Highest Daily Lifetime Five Benefit only, a sum that we add to your existing Protected Withdrawal Value, provided that you have not made any withdrawal during the first ten years that your Highest Daily Lifetime Five Benefit has been in effect and you otherwise meet the conditions set forth in the rider and this prospectus.

 GLOSSARY continued


 Excess Income/Excess Withdrawal

 Under the Lifetime Five Income Benefit, Spousal Lifetime Five Income Benefit, Highest Daily Lifetime Five Income Benefit, Highest Daily Lifetime Seven Benefit and Spousal Highest Daily Lifetime Seven Benefit, Excess Income refers to cumulative withdrawals that exceed the Annual Income Amount (the Total Annual Income Amount for Highest Daily Lifetime Five). Under the Lifetime Five Income Benefit, Excess Withdrawal refers to cumulative withdrawals that exceed the Annual Withdrawal Amount.


 Fixed Interest Rate Options
 Investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options or to the one-year fixed rate option.

 Good Order
 An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.

 Guarantee Period
 A period of time during which your invested purchase payment in the market value adjustment option earns interest at the declared rate. We may offer one or more guarantee periods.

 Guaranteed Minimum Death Benefit (GMDB)
 An optional feature available for an additional charge that guarantees that the death benefit that the beneficiary receives will be no less than a certain GMDB protected value.

 GMDB Protected Value
 The amount guaranteed under the Guaranteed Minimum Death Benefit, which equals the GMDB step-up value. The GMDB protected value will be subject to certain age restrictions and time durations, however, it will still increase by subsequent invested purchase payments and reduce proportionally by withdrawals.

 GMDB Step-Up
 We use the GMDB step-up value to compute the GMDB protected value of the Guaranteed Minimum Death Benefit. Generally speaking, the GMDB step-up establishes a "high water mark" of protected value that we would pay upon death, even if the Contract Value has declined. For example, if the GMDB step-up were set at $100,000 on a contract anniversary, and the Contract Value subsequently declined to $80,000 on the date of death, the GMDB step-up value would nonetheless remain $100,000 (assuming no additional purchase payments or withdrawals).

 Guaranteed Minimum Income Benefit (GMIB) An optional feature available for an additional charge that guarantees that the income payments you receive during the income phase will be no less than a certain GMIB protected value applied to the GMIB guaranteed annuity purchase rates.

 GMIB Protected Value
 We use the GMIB protected value to calculate annuity payments should you annuitize under the Guaranteed Minimum Income Benefit. The value is calculated daily and is equal to the GMIB roll-up, until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries or number of years since last GMIB reset. At such point, the GMIB protected value will be increased by any subsequent invested purchase payments, and any withdrawals will proportionally reduce the GMIB protected value. The GMIB protected value is not available as a cash surrender benefit or a death benefit, nor is it used to calculate the cash surrender value or death benefit.

 GMIB Reset
 You may elect to "step-up" or "reset" your GMIB protected value if your Contract Value is greater than the current GMIB protected value. Upon exercise of the reset provision, your GMIB protected value will be reset to equal your current Contract Value. You are limited to two resets over the life of your contract, provided that certain annuitant age requirements are met.

 GMIB Roll-Up
 We will use the GMIB roll-up value to compute the GMIB protected value of the Guaranteed Minimum Income Benefit. The GMIB roll-up is equal to the invested purchase payments (after a reset, the Contract Value at the time of the reset) compounded daily at an effective annual interest rate starting on the date each invested purchase payment is made, subject to a cap, and reduced proportionally by withdrawals.

 Highest Daily Lifetime Five/SM/ Income Benefit
 An optional feature for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of a principal value called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Contract Value.

 Highest Daily Lifetime Seven/SM/ Income Benefit
 An optional feature available for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of a principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Contract Value. Highest Daily Lifetime Seven is the same class of optional Benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.


 Income Appreciator Benefit (IAB)
 An optional feature that may be available for an additional charge that provides a supplemental living benefit based on earnings under the contract.

 IAB Automatic Withdrawal Payment Program
 A series of payments consisting of a portion of your Contract Value and Income Appreciator Benefit paid to you in equal installments over a 10 year period, which you may choose, if you elect to receive the Income Appreciator Benefit during the accumulation phase.

 IAB Credit
 An amount we add to your Contract Value that is credited in equal installments over a 10 year period, which you may choose, if you elect to receive the Income Appreciator Benefit during the accumulation phase.

 Income Options
 Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

 Income Phase
 The period during which you receive income payments under the contract.

 Invested Purchase Payments
 Your purchase payments (which we define below) less any deduction we make for any tax charge.

 Joint Owner
 The person named as the joint owner, who shares ownership rights with the owner as defined in the contract. A joint owner must be a natural person.


 Lifetime Five/SM/ Income Benefit

 An optional feature available for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Contract Value, subject to our rules regarding the timing and amount of withdrawals. There are two options--one is designed to provide an annual withdrawal amount for life and the other is designed to provide a greater annual withdrawal amount (than the first option) as long as there is Protected Withdrawal Value. We also offer a variant of the Lifetime Five Income Benefit to certain spousal owners--see "Spousal Lifetime Five Income Benefit."

 Market Value Adjustment
 An adjustment to your Contract Value or withdrawal proceeds that is based on the relationship between interest you are currently earning within the market value adjustment option and prevailing interest rates. This adjustment may be positive or negative.

 Market Value Adjustment Option
 Under the Contract Without Credit, this investment option may offer various guarantee periods and pays a fixed rate of interest with respect to each guarantee period. We impose a market value adjustment on withdrawals or transfers that you make from this option prior to the end of its guarantee period.

 Net Purchase Payments
 Your total purchase payments less any withdrawals you have made.

 GLOSSARY continued


 Proportional Withdrawals
 A method that involves calculating the percentage of your Contract Value that each prior withdrawal represented when withdrawn. In general, proportional withdrawals result in a reduction to the applicable benefit value by reducing such value in the same proportion as the Contract Value was reduced by the withdrawal as of the date the withdrawal occurred.

 Protected Withdrawal Value

 Under the Lifetime Five Income Benefit, Spousal Lifetime Five Income Benefit, Highest Daily Lifetime Seven Benefit and Spousal Highest Daily Lifetime Seven Benefit, an amount that we guarantee regardless of the investment performance of your Contract Value. For the Highest Daily Lifetime Five Benefit only, we refer to an amount that we guarantee regardless of the investment performance of your Contract Value as the "Total Protected Withdrawal Value".


 Prudential Annuity Service Center
 For general correspondence: P.O. Box 7960, Philadelphia, PA 19176. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The telephone number is
 (888) PRU-2888. Prudential's Web site is www.prudential.com.

 Purchase Payments
 The amount of money you pay us to purchase the contract. Generally, you can make additional purchase payments at any time during the accumulation phase.

 Separate Account
 Purchase payments allocated to the variable investment options are held by us in a separate account called the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life of New Jersey.


 Spousal Lifetime Five/SM/ Income Benefit

 An optional feature available for an additional charge that guarantees the ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on the Contract Value, subject to our rules regarding the timing and amount of withdrawals. Under the Spousal Lifetime Five Income Benefit, an annual income amount is paid until the later death of two natural persons who are each other's spouses at the time of election and at the first death of one of them.


 Spousal Highest Daily Lifetime Seven/SM/ Income Benefit: The spousal version of the Highest Daily Lifetime Seven Income Benefit. Spousal Highest Daily Lifetime Seven is the same class of optional benefit as our Spousal Lifetime Five Income benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.


 Statement of Additional Information A document containing certain additional information about the Strategic Partners Annuity One 3 variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

 Tax Deferral
 This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See Section 10, "What Are The Tax Considerations Associated With The Strategic Partners Annuity One 3 Contract?"

 Variable Investment Option
 When you choose a variable investment option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life of New Jersey that invests in a particular mutual fund is referred to in your contract as a subaccount.

 SUMMARY FOR SECTIONS 1-11

 For a more complete discussion of the following topics, see the corresponding section in Part II of the prospectus.

 SECTION 1
 What Is The Strategic Partners Annuity One 3 Variable Annuity?
 The Strategic Partners Annuity One 3 variable annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey, we or us). The contract allows you to invest on a tax-deferred basis in variable investment options, fixed interest rate options, and the market value adjustment option. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.

 There are two basic versions of the Strategic Partners Annuity One 3 variable annuity.

 Contract With Credit.

..   provides for a bonus credit that we add to each purchase payment that you make,
..   has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,
..   may provide lower interest rates for fixed interest rate options than the
    Contract Without Credit, and
..   does not offer the market value adjustment option.

 Contract Without Credit.

..   does not provide a credit,
..   has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.
..   may provide higher interest rates for fixed interest rate options than the
    Contract With Credit, and
..   offers the market value adjustment option.

 The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value, including an investment in the Prudential Money Market Portfolio variable investment option.

 The fixed interest rate options offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually.


 Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed, and we will pay at least the minimum interest rate dictated by applicable state law, if any.


 You may make up to 12 free transfers each contract year among the investment options. Certain restrictions apply to transfers involving the fixed interest rate options.

 The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.
..   During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.
..   The income phase starts when you begin receiving regular payments from your contract.

 The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments, such as age, gender, and the payout option you select.

 The contract offers a choice of income and death benefit options, which may also be available to you.

 We may amend the contract as permitted by law. For example, we may add new features to the contract. Subject to applicable law, we determine whether or not to make such contract amendments available to contracts that already have been issued.

 If you change your mind about owning Strategic Partners Annuity One 3, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). This time period is referred to as the "Free Look" period.

 SUMMARY FOR SECTIONS 1-11 continued

 SECTION 2
 What Investment Options Can I Choose?
 You can invest your money in several variable investment options. The variable investment options are classified according to their investment style, and a brief description of each portfolio's investment objective and key policies is set forth in Section 2, to assist you in determining which portfolios may be of interest to you.

 Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the underlying mutual fund portfolios used by the variable investment options that you choose. Past performance is not a guarantee of future results.

 You may also invest your money in fixed interest rate options or in a market value adjustment option.

 SECTION 3
 What Kind Of Payments Will I Receive During The Income Phase?
 (Annuitization) If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you cannot change your payment plan.

 For an additional fee, you may also choose, if it is available under your contract, the Guaranteed Minimum Income Benefit (GMIB). The Guaranteed Minimum Income Benefit provides that once the income period begins, your income payments will be no less than a value that is based on a certain "GMIB protected value" applied to the GMIB guaranteed annuity purchase rates. See
 Section 3, "What Kind Of Payments Will I Receive During The Income Phase?"


 The Lifetime Withdrawal Benefits, (each discussed in Section 5) and the Income Appreciator Benefit (discussed in Section 6) each may provide an additional amount upon which your annuity payments are based.


 SECTION 4
 What Is The Death Benefit?
 In general, if the sole owner or first to die of the owner or joint owner dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive, at a minimum, the greater of
 (i) the Contract Value, (ii) either the base death benefit or, for a higher insurance and administrative cost, a potentially larger Guaranteed Minimum Death Benefit (GMDB).

 The base death benefit equals the total invested purchase payments reduced proportionally by withdrawals. The Guaranteed Minimum Death Benefit is equal to the "GMDB protected value" of the highest value of the contract on any contract anniversary, which we call the "GMDB step-up value".

 On the date we receive proof of death in good order, in lieu of paying a death benefit, we will allow the surviving spouse to continue the contract by exercising the Spousal Continuance Option, if the conditions that we describe, in Section 4, are met.

 SECTION 5

 What Are The Lifetime Withdrawal Benefits?

 The Lifetime Five Income Benefit is an optional feature that guarantees your ability to withdraw an amount equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Contract Value, subject to our rules regarding the timing and amounts of withdrawals. There are two options--one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit"), and the other is designed to provide a greater annual withdrawal amount (than the first option), as long as there is Protected Withdrawal Value (adjusted, as described in Section 5) (the "Withdrawal Benefit"). The annuitant must be at least 45 years old when the Lifetime Five Income Benefit is elected.

 The charge for the Lifetime Five Income Benefit is a daily fee equal on an annual basis to 0.60% of the Contract Value allocated to the variable investment options. This charge is in addition to the charge for the applicable death benefit.

 In addition to the Lifetime Five Income Benefit, we offer a benefit called the Spousal Lifetime Five Income Benefit. The Spousal Lifetime Five Income benefit is similar to the Lifetime Five Income Benefit, except that it is offered only to those who are each other's spouses at the time the benefit is elected, and the benefit offers only a Life Income Benefit (not the Withdrawal Benefit). The charge for the Spousal Lifetime Five Income Benefit is a daily fee equal on an annual basis to 0.75% of the Contract Value allocated to the variable investment options. The charge is in addition to the charge for the applicable death benefit.

 The Highest Daily Lifetime Five is similar to our Lifetime Five and Spousal Lifetime Five benefits, in that under each such benefit, there is a "protected withdrawal value" that serves as the basis for withdrawals you can make. As we discuss in more detail later, we guarantee this protected withdrawal value, even if your Contract Value declines. Thus, as a participant in one of these benefits, you are assured of a certain amount that you can withdraw, even if there is a significant decline in the securities markets. Highest Daily Lifetime Five benefit differs from Lifetime Five and Spousal Lifetime Five primarily in that (a) the Protected Withdrawal Value is determined based on the highest daily Contract Value and (b) we require you to participate in an asset transfer program, under which your Contract Value may be transferred periodically between the variable investment options and the benefit Fixed Rate Account (which is part of our general account). This formula is described more fully in Appendix C. We operate the asset transfer program under a formula, which is described in the portion of Section 5 concerning the Highest Daily Lifetime Five benefit. As discussed in Section 5, when you elect Highest Daily Lifetime Five, the asset transfer formula is made a part of your annuity contract, and thus may not be altered thereafter. However, we do reserve the right to amend the formula for new-issued annuity contracts that elect Highest Daily Lifetime Five and for existing contracts that elect the benefit in the future. As we discuss in more detail later in this prospectus, this required asset transfer program helps us manage our financial exposure under Highest Daily Lifetime Five, by moving assets out of the variable investment options in the event of securities market declines. In essence, we seek to preserve the value of these assets, by transferring them to a more stable account. Of course, the formula also contemplates the transfer of assets from the Benefit Fixed Rate Account to the variable investment options in certain other scenarios.

 Finally, we offer Highest Daily Lifetime Seven, an optional feature available for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of a principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Contract Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Lifetime Five Income benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven, and thus offers lifetime payments until the second-to-die of two spouses.


 SECTION 6
 What Is The Income Appreciator Benefit?
 The Income Appreciator Benefit is an optional benefit, available for an additional charge, that provides an additional income amount during the accumulation period or upon annuitization. The Income Appreciator Benefit is designed to provide you with additional funds that can be used to help defray the impact taxes may have on distributions from your contract. You can activate this benefit in one of three ways, as described in Section 6. Note, however, that the annuitization options within this benefit are limited.

 SECTION 7
 How Can I Purchase A Strategic Partners Annuity One 3 Contract?
 You can purchase this contract, unless we agree otherwise and subject to our rules, with a minimum initial purchase payment of $10,000. You must get our prior approval for any initial and additional purchase payment of $1,000,000 or more, unless we are prohibited under applicable state law from insisting on such prior approval. Generally, you can make additional purchase payments of $500 ($100 if made through electronic funds transfer) or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms. The Contract With Credit provides for the allocation of a credit with each purchase payment.

 You may purchase this contract only if the oldest of the owner, joint owner, annuitant, or co-annuitant is age 85 or younger on the contract date. In addition, certain age limits apply to certain features and benefits described herein.

 SECTION 8
 What Are The Expenses Associated With The Strategic Partners Annuity One 3 Contract?
 The contract has insurance features and investment features, both of which have related costs and charges.
..   Each year (or upon full surrender) we deduct a contract maintenance charge if your Contract Value is less than $75,000. This charge is currently equal to the lesser of $30 or 2% of your Contract Value. We do not impose the contract maintenance charge if your Contract Value is $75,000 or more.
..   For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit (or other) option that you choose. The daily cost is equivalent to an annual charge as follows:

    -- 1.40% if you choose the base death benefit, -- 1.65% if you choose the step-up Guaranteed Minimum Death Benefit option
       (i.e., 0.25% in addition to the base death benefit charge), -- 0.60% if you choose the Lifetime Five Income Benefit. This charge is in addition to the charge for the applicable death benefit (1.50% maximum charge), or

 SUMMARY FOR SECTIONS 1-11 continued

    -- 0.75% if you choose the Spousal Lifetime Five Income Benefit (1.50% maximum charge). This charge is in addition to the charge for the applicable death benefit.
    -- 0.60% if you choose the Highest Daily Lifetime Five benefit (1.50% maximum charge). This charge is in addition to the charge for the applicable death benefit.
    -- 0.60% of the Protected Withdrawal Value if you choose the Highest Daily
       Lifetime Seven benefit (1.50% maximum charge). This charge is in addition to the charge for the applicable death benefit.

    -- 0.75% of the Protected Withdrawal Value if you choose the Spousal
       Highest Daily Lifetime Seven Income benefit (1.50% maximum charge). This charge is in addition to the charge for the applicable death benefit.


..   We impose an additional insurance and administrative charge of 0.10%
    annually for the Contract With Credit.
..   We will deduct an additional charge if you choose the Guaranteed Minimum
    Income Benefit. We deduct this annual charge from your Contract Value on the contract anniversary and upon certain other events. The charge for this benefit is equal to 0.50% for contracts sold on or after May 1, 2004 (0.45% for all other contracts), of the average GMIB protected value (1.00% maximum charge).
..   We will deduct an additional charge if you choose the Income Appreciator
    Benefit. We deduct this charge from your Contract Value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.25% of your Contract Value.

..   There are also expenses associated with the mutual funds. For 2007, the fees of these funds ranged from 0.37% to 1.65% annually. For certain funds, expenses are reduced pursuant to expense waivers and comparable arrangements. In general, these expense waivers and comparable arrangements are not guaranteed, and may be terminated at any time.

..   If you withdraw money less than seven contract anniversaries after making a purchase payment, then you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7% for the Contract Without Credit and 5-8% for the Contract With Credit.

 For more information, including details about other possible charges under the contract, see "Summary Of Contract Expenses" and Section 8, "What Are The Expenses Associated With The Strategic Partners Annuity One 3 Contract?"

 SECTION 9
 How Can I Access My Money?
 You may withdraw money at any time during the accumulation phase. You may, however, be subject to income tax and, if you make a withdrawal prior to age 59 1/2 , an additional tax penalty as well. For the Contract Without Credit, if you withdraw money less than seven contract anniversaries after making a purchase payment, we may impose a withdrawal charge ranging from 1-7%. For the Contract With Credit, we may impose a withdrawal charge ranging from 5-8%.

 Under the market value adjustment option, you will be subject to a market value adjustment if you make a withdrawal or transfer from the option prior to the end of a guarantee period.

 We offer optional living benefits--the Lifetime Five Income Benefit, Spousal Lifetime Five Income Benefit, Highest Daily Lifetime Five Benefit, Highest Daily Lifetime Seven Income Benefit, and Spousal Highest Daily Lifetime Seven Benefit under which we guarantee that certain amounts will be available to you for withdrawal, regardless of market-related declines in your Contract Value. You need not participate in any of these benefits in order to withdraw some or all of your money. You also may access your Income Appreciator benefit through withdrawals.

 SECTION 10
 What Are The Tax Considerations Associated With The Strategic Partners Annuity One 3 Contract?
 Your earnings are generally not taxed until withdrawn. If you withdraw money during the accumulation phase, the tax laws treat the withdrawal as a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a partial return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth IRAs) are taxable and subject to the 10% penalty if withdrawn prior to age 59 1/2.

 SECTION 11
 Other Information
 This contract is issued by Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey), an indirect subsidiary of The Prudential Insurance Company of America, and sold by registered representatives of affiliated and unaffiliated broker/dealers.

 RISK FACTORS
 There are various risks associated with an investment in the Market Value Adjustment Option that we summarize below.

 Issuer Risk. The Market Value Adjustment Option, fixed interest rate options, and the contract's other insurance features are available under a contract issued by Pruco Life of New Jersey, and thus backed by the financial strength of that company. If Pruco Life of New Jersey were to experience significant financial adversity, it is possible that Pruco Life of New Jersey's ability to pay interest and principal under the Market Value Adjustment Option and fixed interest rate options and to fulfill its insurance guarantees could be impaired.

 Risks Related to Changing Interest Rates. You do not participate directly in the investment experience of the bonds and other instruments that Pruco Life of New Jersey holds to support the Market Value Adjustment Option. Nonetheless, the market value adjustment formula reflects the effect that prevailing interest rates have on those bonds and other instruments. If you need to withdraw your money prior to the end of a guarantee period and during a period in which prevailing interest rates have risen above their level when you made your purchase, you will experience a "negative" market value adjustment. When we impose this market value adjustment, it could result in the loss of both the interest you have earned and a portion of your purchase payments. Thus, before you commit to a particular guarantee period, you should consider carefully whether you have the ability to remain invested throughout the guarantee period. In addition, we cannot, of course, assure you that the Market Value Adjustment Option will perform better than another investment that you might have made.

 Risks Related to the Withdrawal Charge. We may impose withdrawal charges on amounts withdrawn from the Market Value Adjustment Option. If you anticipate needing to withdraw your money prior to the end of a guarantee period, you should be prepared to pay the withdrawal charge that we will impose.

 SUMMARY OF CONTRACT EXPENSES

 The purpose of this summary is to help you to understand the costs you will pay for Strategic Partners Annuity One 3. The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options.

 For more detailed information, including additional information about current and maximum charges, see Section 8, "What Are The Expenses Associated With The Strategic Partners Annuity One 3 Contract?" The individual fund prospectuses contain detailed expense information about the underlying mutual funds.

                 ----------------------------------------------
                      CONTRACT OWNER TRANSACTION EXPENSES
                 ----------------------------------------------
                             WITHDRAWAL CHARGE /1/
                 ----------------------------------------------
                 NUMBER OF CONTRACT
                 ANNIVERSARIES SINCE  CONTRACT      CONTRACT
                  PURCHASE PAYMENT   WITH CREDIT WITHOUT CREDIT
                 ----------------------------------------------
                          0              8%            7%
                 ----------------------------------------------
                          1              8%            6%
                 ----------------------------------------------
                          2              8%            5%
                 ----------------------------------------------
                          3              8%            4%
                 ----------------------------------------------
                          4              7%            3%
                 ----------------------------------------------
                          5              6%            2%
                 ----------------------------------------------
                          6              5%            1%
                 ----------------------------------------------
                          7              0%            0%
                 ----------------------------------------------

                             MAXIMUM TRANSFER FEE
                 ---------------------------------------------
                 Each transfer after 12/ 2/             $30.00
                 ---------------------------------------------
                 Each transfer after 20                 $10.00
                 (Beneficiary Continuation Option only)
                 ---------------------------------------------


 1 Each contract year, you may withdraw a specified amount of your Contract Value without incurring a withdrawal charge. We will waive the withdrawal charge if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" in Section 8.
 2 Currently, we charge $25 for each transfer after the twelfth in a contract year. As shown in the table, we can increase that charge up to a maximum of $30, but have no current intention to do so. We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing or transfers from the market value adjustment option at the end of a guarantee period, and do not count them toward the limit of 12 free transfers per year.

 3 We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization.

 The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying mutual fund fees and expenses.


----------------------------------------------------------------------------------------------
                                  PERIODIC ACCOUNT EXPENSES
----------------------------------------------------------------------------------------------
Maximum Contract Maintenance Charge and Contract                       $30.00
Charge Upon Full Withdrawal/ (4)/
----------------------------------------------------------------------------------------------
Maximum Annual Contract Fee if Contract Value is less lesser of $30.00 or 2% of Contract Value than $25,000 /(4)/
(Beneficiary Continuation option ONLY)
----------------------------------------------------------------------------------------------
              INSURANCE AND ADMINISTRATIVE EXPENSES WITH THE INDICATED BENEFITS
              (as a Percentage of Contract Value in Variable Investment Options)
----------------------------------------------------------------------------------------------


                                                   CONTRACT CONTRACT
                                                     WITH   WITHOUT
                                                    CREDIT   CREDIT
            --------------------------------------------------------
            Base Death Benefit                      1.50%    1.40%
            --------------------------------------------------------
            Maximum Charge for Lifetime Five /(5)/  1.50%    1.50%
            --------------------------------------------------------
            Maximum Charge for Spousal Lifetime     1.50%    1.50%
            Five /(5)/
            --------------------------------------------------------
            Maximum Charge for Highest Daily        1.50%    1.50%
            Lifetime Five Income Benefit /(5)/
            --------------------------------------------------------
            Maximum Charge for Highest Daily        1.50%    1.50%
            Lifetime Seven Income Benefit /(5)/
            --------------------------------------------------------
            Maximum Charge for Spousal Highest      1.50%    1.50%
            Daily Lifetime Seven Income Benefit
            /(5)/
            --------------------------------------------------------
            Lifetime Five Income Benefit            0.60%    0.60%
            (current charge)
            --------------------------------------------------------
            Spousal Lifetime Five Income Benefit    0.75%    0.75%
            (current charge)
            --------------------------------------------------------
            Highest Daily Lifetime Five Income      0.60%    0.60%
            Benefit
            (current charge)
            --------------------------------------------------------
            Highest Daily Lifetime Seven Income     0.60%    0.60%
            Benefit
            (current charge) assessed against
            Protected Withdrawal Value /6/
            --------------------------------------------------------
            Spousal Highest Daily Lifetime Seven    0.75%    0.75%
            Income Benefit
            (current charge) assessed against
            Protected Withdrawal Value /6/
            --------------------------------------------------------
            Guaranteed Minimum Death Benefit        1.75%    1.65%
            Option - Step-Up
            --------------------------------------------------------
            Maximum Annual Guaranteed Minimum       1.00%    1.00%
            Income Benefit Charge and charge upon
            certain withdrawals - as a percentage
            of average GMIB Protected Value /5/
            --------------------------------------------------------
            Annual Guaranteed Minimum Income        0.50%    0.50%
            Benefit Charge and Charge upon
            certain withdrawals -
            (for contracts sold on or after
            May 1, 2004) - as a percentage of
            average GMIB Protected Value (current
            charge) /7/
            --------------------------------------------------------
            Annual Income Appreciator Benefit       0.25%    0.25%
            Charge and Charge upon certain
            Withdrawals /8/
            --------------------------------------------------------
            Settlement Service Charge               1.00%    1.00%
            (if the Owner's beneficiary elects
            the Beneficiary Continuation Option)
            /9/
            --------------------------------------------------------



 4 Currently, we waive this fee if your Contract Value is greater than or equal to $75,000. If your Contract Value is less than $75,000, we currently charge the lesser of $30 or 2% of your Contract Value. This is a single fee that we assess (a) annually or (b) upon full withdrawal made on a date other than a contract anniversary.
 5 We reserve the right to increase the charge to the maximum charge indicated upon any step-up or reset under the benefit, or a new election of the benefit. However, we have no present intention of doing so.
 6 With respect to Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven, the 0.60% charge and 0.75% charge, respectively, is assessed against the Protected Withdrawal Value. With respect to each of Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven, one-fourth of the annual charge is deducted at the end of each quarter, where the quarters are part of years that have as their anniversary the date that the benefit was elected. The fee is taken out of the Contract Value in the variable investment options. These optional benefits are not available under the Beneficiary Continuation Option.
 7 We impose this charge only if you choose the Guaranteed Minimum Income Benefit. This charge is equal to 0.50% for contracts sold on or after May 1, 2004 (0.45% for all other contracts), of the average GMIB protected value, which is calculated daily and generally is equal to the GMIB roll-up value. The fee is withdrawn from each variable investment option in the same proportion as the Contract Value allocated to that variable investment option represents to the total Contract Value in all variable investment options. Subject to certain age or duration restrictions, the roll-up value is the total of all invested purchase payments (after a reset, the Contract Value at the time of the reset) compounded daily at an effective annual rate of 5%, subject to a cap of 200% of all invested purchase payments. Withdrawals reduce both the roll-up value and the 200% cap. When the GMIB roll-up is increasing at an effective annual interest rate of 5%, the reduction is equal to the amount of the withdrawal for the first 5% of the roll-up value, calculated as of the latest contract anniversary (or contract date). The amount of the withdrawal in excess of 5% of the roll-up value further reduces the roll-up value and 200% cap

 SUMMARY OF CONTRACT EXPENSES continued


    proportionally to the additional reduction in Contract Value after the first 5% withdrawal occurs. We assess this fee each contract anniversary and when you begin the income phase of your contract. We also assess this fee if you make a full withdrawal, but prorate the fee based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. If you make a partial withdrawal, we will assess the prorated fee if the remaining Contract Value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not assess the fee at that time. We reserve the right to increase this charge up to the maximum indicated upon any reset of the benefit or new election.
 8 We impose this charge only if you choose the Income Appreciator Benefit. The charge for this benefit is based on an annual rate of 0.25% of your Contract Value. The Income Appreciator Benefit charge is calculated: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full or partial withdrawal, and upon a subsequent purchase payment. The fee is based on the Contract Value at the time of the calculation, and is prorated based on the portion of the contract year since the date that the charge was last deducted. Although it may be calculated more often, it is deducted only: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owners prior to the annuity date, upon a full withdrawal, and upon a partial withdrawal if the Contract Value remaining after such partial withdrawal is not enough to cover the then-applicable charge. With respect to full and partial withdrawals, we prorate the fee based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.
 9 The other Insurance and Administrative Expense Charges do not apply if you are a beneficiary under the Beneficiary Continuation Option. Instead, the Settlement Service Charge set forth here applies, if your beneficiary elects the Beneficiary Continuation Option. The 1.00% charge is an annual charge that is assessed daily against the assets in the variable investment options.


                  -------------------------------------------
                  TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES
                  -------------------------------------------
 The next item shows the minimum and maximum total operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses) charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning each underlying mutual fund's fees and expenses is contained below and in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2007. Fund expenses are not fixed or guaranteed by the Strategic Partners Annuity One 3 contract, and may vary from year to year.


              ---------------------------------------------------
                                                  MINIMUM MAXIMUM
              ---------------------------------------------------
              Total Annual Underlying Mutual Fund  0.37%   1.65%
              Operating Expenses*
              ---------------------------------------------------


 * See "Summary of Contract Expenses" - Underlying Mutual Fund Portfolio Annual Expenses for more detail on the expenses of the underlying mutual funds.


-------------------------------------------------------------------------------------------------------
                           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

               (as a percentage of the average net assets of the underlying Portfolios)
-------------------------------------------------------------------------------------------------------
                                                        For the year ended December 31, 2007
                                             ----------------------------------------------------------
            UNDERLYING PORTFOLIO             Management  Other   12b-1 Fees    Acquired    Total Annual
                                              Fee /4/   Expenses            Portfolio Fees  Portfolio
                                                                            & Expenses/ 6/   Expenses
-------------------------------------------------------------------------------------------------------
Advanced Series Trust /1,3/
 AST Advanced Strategies                       0.85%     0.15%     0.00%        0.04%         1.04%
 AST Aggressive Asset Allocation /2/           0.15%     0.03%     0.00%        0.96%         1.14%
 AST AllianceBernstein Core Value              0.75%     0.11%     0.00%        0.00%         0.86%
 AST AllianceBernstein Growth & Income         0.75%     0.08%     0.00%        0.00%         0.83%
 AST American Century Income & Growth          0.75%     0.11%     0.00%        0.00%         0.86%
 AST American Century Strategic Allocation     0.85%     0.25%     0.00%        0.00%         1.10%
 AST Balanced Asset Allocation /2/             0.15%     0.01%     0.00%        0.90%         1.06%
 AST Capital Growth Asset Allocation /2/       0.15%     0.01%     0.00%        0.93%         1.09%
 AST Cohen & Steers Realty Portfolio           1.00%     0.12%     0.00%        0.00%         1.12%
 AST Conservative Asset Allocation /2/         0.15%     0.02%     0.00%        0.87%         1.04%
 AST DeAM Large-Cap Value                      0.85%     0.11%     0.00%        0.00%         0.96%
 AST DeAM Small-Cap Value                      0.95%     0.18%     0.00%        0.00%         1.13%
 AST Federated Aggressive Growth               0.95%     0.11%     0.00%        0.00%         1.06%
 AST First Trust Balanced Target               0.85%     0.11%     0.00%        0.00%         0.96%
 AST First Trust Capital Appreciation Target   0.85%     0.11%     0.00%        0.00%         0.96%
 AST Goldman Sachs Concentrated Growth         0.90%     0.10%     0.00%        0.00%         1.00%
 AST Goldman Sachs Mid-Cap Growth              1.00%     0.12%     0.00%        0.00%         1.12%
 AST High Yield                                0.75%     0.12%     0.00%        0.00%         0.87%
 AST Investment Grade Bond /5/                 0.65%     0.99%     0.00%        0.00%         1.64%

-----------------------------------------------------------------------------------------------------------
                             UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                 (as a percentage of the average net assets of the underlying Portfolios)
-----------------------------------------------------------------------------------------------------------
                                                            For the year ended December 31, 2007
                                                 ----------------------------------------------------------
              UNDERLYING PORTFOLIO               Management  Other   12b-1 Fees    Acquired    Total Annual
                                                  Fee /4/   Expenses            Portfolio Fees  Portfolio
                                                                                & Expenses/ 6/   Expenses
-----------------------------------------------------------------------------------------------------------
 AST JPMorgan International Equity                 0.87%     0.13%     0.00%        0.00%         1.00%
 AST Large-Cap Value                               0.75%     0.08%     0.00%        0.00%         0.83%
 AST Lord Abbett Bond-Debenture                    0.80%     0.11%     0.00%        0.00%         0.91%
 AST Marsico Capital Growth                        0.90%     0.08%     0.00%        0.00%         0.98%
 AST MFS Global Equity                             1.00%     0.21%     0.00%        0.00%         1.21%
 AST MFS Growth                                    0.90%     0.12%     0.00%        0.00%         1.02%
 AST Mid-Cap Value                                 0.95%     0.14%     0.00%        0.00%         1.09%
 AST Neuberger Berman Mid-Cap Growth               0.90%     0.10%     0.00%        0.00%         1.00%
 AST Neuberger Berman Mid-Cap Value                0.89%     0.10%     0.00%        0.00%         0.99%
 AST Neuberger Berman Small-Cap Growth             0.95%     0.12%     0.00%        0.00%         1.07%
 AST PIMCO Limited Maturity Bond                   0.65%     0.11%     0.00%        0.00%         0.76%
 AST Preservation Asset Allocation /2/             0.15%     0.03%     0.00%        0.82%         1.00%
 AST QMA US Equity Alpha                           1.00%     0.63%     0.00%        0.00%         1.63%
 AST Small-Cap Growth                              0.90%     0.15%     0.00%        0.00%         1.05%
 AST Small-Cap Value                               0.90%     0.10%     0.00%        0.00%         1.00%
 AST T. Rowe Price Asset Allocation                0.85%     0.12%     0.00%        0.00%         0.97%
 AST T. Rowe Price Global Bond                     0.80%     0.13%     0.00%        0.00%         0.93%
 AST T. Rowe Price Natural Resources               0.90%     0.10%     0.00%        0.00%         1.00%
 AST T. Rowe Price Large-Cap Growth                0.88%     0.08%     0.00%        0.00%         0.96%
 AST UBS Dynamic Alpha Strategy                    1.00%     0.13%     0.00%        0.02%         1.15%
 AST Western Asset Core Plus Bond /5/              0.70%     0.10%     0.00%        0.02%         0.82%

The Prudential Series Fund /7,8,9/
 Equity Portfolio                                  0.45%     0.02%     0.00%        0.00%         0.47%
 Global Portfolio                                  0.75%     0.06%     0.00%        0.00%         0.81%
 Jennison Portfolio                                0.60%     0.02%     0.00%        0.00%         0.62%
 Money Market Portfolio                            0.40%     0.03%     0.00%        0.00%         0.43%
 Stock Index Portfolio /10/                        0.35%     0.02%     0.00%        0.00%         0.37%
 Value Portfolio                                   0.40%     0.03%     0.00%        0.00%         0.43%
 SP Aggressive Growth Asset Allocation Portfolio   0.05%     0.06%     0.00%        0.85%         0.96%
 SP Balanced Asset Allocation Portfolio            0.05%     0.01%     0.00%        0.79%         0.85%
 SP Conservative Asset Allocation Portfolio        0.05%     0.02%     0.00%        0.75%         0.82%
 SP Davis Value Portfolio                          0.75%     0.05%     0.00%        0.00%         0.80%
 SP Growth Asset Allocation Portfolio              0.05%     0.01%     0.00%        0.83%         0.89%
 SP International Growth Portfolio                 0.85%     0.09%     0.00%        0.00%         0.94%
 SP International Value Portfolio                  0.90%     0.09%     0.00%        0.00%         0.99%
 SP Mid Cap Growth Portfolio                       0.80%     0.07%     0.00%        0.00%         0.87%
 SP PIMCO High Yield Portfolio                     0.60%     0.09%     0.00%        0.00%         0.69%
 SP PIMCO Total Return Portfolio                   0.60%     0.07%     0.00%        0.00%         0.67%
 SP Prudential U.S. Emerging Growth Portfolio      0.60%     0.05%     0.00%        0.00%         0.65%
 SP Small Cap Value Portfolio                      0.90%     0.06%     0.00%        0.00%         0.96%
 SP Strategic Partners Focused Growth Portfolio    0.90%     0.25%     0.00%        0.00%         1.15%

Janus Aspen Series
 Large Cap Growth Portfolio--Service Shares        0.64%     0.02%     0.25%        0.01%         0.92%

Nationwide Variable Insurance Trust
 Gartmore NVIT Developing Markets                  1.05%     0.35%     0.25%          N/A         1.65%



 1 The Fund has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Fund compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Fund providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Fund other than the Dynamic Asset Allocation Portfolios, 0.03% of the 0.10% administrative services fee is voluntarily waived. The Dynamic Asset Allocation Portfolios do not directly pay any portion of the 0.10% administrative service fee. The Acquired Portfolios in which the Dynamic Asset Allocation Portfolios invest, however, are subject to the administrative services fee. With respect to the AST QMA US Equity Alpha Portfolio, "Other Expenses" includes dividend

 SUMMARY OF CONTRACT EXPENSES continued


    expenses on short sales and interest expenses on short sales. Our reference above to the Dynamic Asset Allocation Portfolios refers to these portfolios: AST Aggressive Asset Allocation, AST Balanced Asset Allocation, AST Capital Growth Asset Allocation, AST Conservative Asset Allocation, and AST Preservation Asset Allocation.

 2 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, each Dynamic Asset Allocation Portfolio invests primarily in shares of other Portfolios of Advanced Series Trust. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended
    December 31, 2007. The Dynamic Asset Allocation Portfolios do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios. Our reference above to the Dynamic Asset Allocation Portfolios refers to these portfolios: AST Aggressive Asset Allocation, AST Balanced Asset Allocation, AST Capital Growth Asset Allocation, AST Conservative Asset Allocation, and AST Preservation Asset Allocation.

 3 Prudential Investments LLC and AST Investment Services, Inc. have voluntarily agreed to waive a portion of their management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows, may be discontinued or otherwise modified at any time. AST American Century Strategic Allocation: 1.25%; AST Cohen & Steers
    Realty: 1.45%; AST DeAM Small-Cap Value: 1.14%; AST Goldman Sachs Concentrated Growth: 0.86%; AST Goldman Sachs Mid-Cap Growth: 1.12%; AST High Yield: 0.88%; AST JPMorgan International Equity: 1.01%; AST International Value: 1.50%; AST Large-Cap Value: 1.20%; AST Lord Abbett Bond-Debenture: 0.88%; AST MFS Global Equity: 1.18%; AST MFS Growth: 1.35%; AST Marsico Capital Growth: 1.35%; AST Mid-Cap Value: 1.45%; AST Neuberger Berman Mid-Cap Growth: 1.25%; AST Neuberger Berman Mid-Cap Value: 1.25%; AST PIMCO Limited Maturity Bond: 1.05%; AST T. Rowe Price Asset
    Allocation: 1.25%; AST T. Rowe Price Natural Resources: 1.35%.

 4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

 5 The Western Asset Core Plus Bond Portfolio is based on estimated expenses for 2008 and current period average daily net assets. AST Investment Grade Bond Portfolio expenses are based on estimated expenses for 2008 at an estimated asset level.

 6 Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Total Annual Portfolio Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.

 7 Investors incur certain fees and expenses in connection with an investment in the Fund's Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class 1 shares of the Portfolios through a variable annuity contract. The fees and expenses shown below are based the fees and expenses incurred in the year ended December 31, 2007 (except as explained in the footnotes) and are expressed as a percentage of the average daily net assets of each Portfolio. The table does not include annuity contract charges. Because annuity contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See this prospectus for the fees and expenses under the annuity contract.

 8 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, each SP Asset Allocation Portfolio invests in shares of other Portfolios of the Fund, and some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended
    December 31, 2007. The SP Asset Allocation Portfolios do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios. Each of the Asset Allocation Portfolios is responsible for the payment of its own "Other Expenses," including, without limitation, custodian fees, legal fees, trustee fees and audit fee, in accordance with the terms of the management agreement.

 9 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class 1 shares, may be discontinued or otherwise modified at any time. Stock Index Portfolio:
    0.75%; Value Portfolio: 0.75%; SP International Growth Portfolio: 1.24%; SP Mid Cap Growth Portfolio: 1.00%; SP Small Cap Value Portfolio: 1.05%; SP Strategic Partners Focused Growth Portfolio: 1.25%.

 10 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.


 EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying mutual fund fees and expenses.

 The examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of any of the mutual funds, which do not reflect any expense reimbursements or waivers. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables that follow.

 Example 1a: Contract With Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Withdraw All Your Assets
 This example assumes that:
..   You invest $10,000 in the Contract With Credit,
..   You choose the Step-Up Guaranteed Minimum Death Benefit,
..   You choose the Guaranteed Minimum Income Benefit (for contracts sold on or after May 1, 2004),
..   You choose the Income Appreciator Benefit,
..   You allocate all of your assets to the variable investment option having the maximum total operating expenses,*
..   The investment has a 5% return each year,
..   The mutual fund's total operating expenses remain the same each year,

..   For each optional benefit charge, we deduct the maximum charge rather than any current charge, and

..   You withdraw all your assets at the end of the indicated period.

 * Note: Not all portfolios offered are available if you elect certain optional benefits.

 Example 1b: Contract With Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Do Not Withdraw Your Assets

 This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

 Example 2a: Contract With Credit: Base Death Benefit, and You Withdraw All Your Assets
 This example assumes that:
..   You invest $10,000 in the Contract With Credit,
..   You do not choose any optional insurance benefit,
..   You allocate all of your assets to the variable investment option having the maximum total operating expenses,*
..   The investment has a 5% return each year,
..   The mutual fund's total operating expenses remain the same each year,

..   For each optional benefit charge, we deduct the maximum charge rather than any current charge, and

..   You withdraw all your assets at the end of the indicated period.



 Example 2b: Contract With Credit: Base Death Benefit, and You Do Not Withdraw Your Assets

 This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

 Example 3a: Contract Without Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Withdraw All Your Assets

 This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the Contract Without Credit.

 Example 3b: Contract Without Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Do Not Withdraw Your Assets

 This example makes exactly the same assumptions as Example 1b except that it assumes that you invest in the Contract Without Credit.

 Example 4a: Contract Without Credit: Base Death Benefit; and You Withdraw All Your Assets

 This example makes exactly the same assumptions as Example 2a except that it assumes that you invest in the Contract Without Credit.

 Example 4b: Contract Without Credit: Base Death Benefit; and You Do Not Withdraw Your Assets

 This example makes exactly the same assumptions as Example 2b except that it assumes that you invest in the Contract Without Credit.

 Notes for Expense Examples:
 These Examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

 SUMMARY OF CONTRACT EXPENSES continued


 Note that withdrawal charges (which are reflected in Examples 1a, 2a, 3a and 4a) are assessed in connection with some annuity options, but not others.

 The values shown in the 10 year column are the same for Example 1a and 1b, 2a and 2b, 3a and 3b, and 4a and 4b. This is because if 10 years have elapsed since your last purchase payment, we would no longer deduct withdrawal charges when you make a withdrawal.


 The examples use an average contract maintenance charge, which we calculated based on our general estimate of the total contract fees we expect to collect in 2008. Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options.


 A table of accumulation unit values appears in Appendix A to this prospectus.

 Contract With Credit: Step-up Guaranteed Minimum Death Benefit Option, Guaranteed Minimum Income Benefit, Income Appreciator Benefit


             Example 1a: If You Withdraw Your Assets Example 1b: If You Do Not Withdraw Your Assets
             --------------------------------------------------------------------------------------
              1 yr     3 yrs     5 yrs     10 yrs    1 yr       3 yrs       5 yrs       10 yrs
             --------------------------------------------------------------------------------------
             $1,267    $2,298    $3,235    $5,161    $515       $1,546      $2,577      $5,161
             --------------------------------------------------------------------------------------


 Contract With Credit: Base Death Benefit


             Example 2a: If You Withdraw Your Assets Example 2b: If You Do Not Withdraw Your Assets
             --------------------------------------------------------------------------------------
              1 yr     3 yrs     5 yrs     10 yrs    1 yr       3 yrs       5 yrs       10 yrs
             --------------------------------------------------------------------------------------
             $1,114    $1,854    $2,523    $3,879    $362       $1,102      $1,865      $3,879
             --------------------------------------------------------------------------------------


 Contract Without Credit: Step-up Guaranteed Minimum Death Benefit Option, Guaranteed Minimum Income Benefit, Income Appreciator Benefit


             Example 3a: If You Withdraw Your Assets Example 3b: If You Do Not Withdraw Your Assets
             --------------------------------------------------------------------------------------
              1 yr     3 yrs     5 yrs     10 yrs    1 yr       3 yrs       5 yrs       10 yrs
             --------------------------------------------------------------------------------------
             $1,115    $1,908    $2,704    $4,887    $485       $1,458      $2,434      $4,887
             --------------------------------------------------------------------------------------


 Contract Without Credit: Base Death Benefit


              Example 4a: If You Withdraw Your Assets Example 4 b: If You Do Not Withdraw Your Assets
              ---------------------------------------------------------------------------------------
              1 yr     3 yrs      5 yrs     10 yrs    1 yr       3 yrs        5 yrs       10 yrs
              ---------------------------------------------------------------------------------------
              $968     $1,480     $2,015    $3,640    $338       $1,030       $1,745      $3,640
              ---------------------------------------------------------------------------------------

  PART II SECTIONS 1-11
--------------------------------------------------------------------------------

  STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS

 1: WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE 3 VARIABLE ANNUITY?


 The Strategic Partners Annuity One 3 Variable Annuity is a contract between you, the owner, and us, Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey, we or us).


 Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time on or after the first contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

 This annuity contract benefits from tax deferral when it is sold outside a tax-favored plan (generally called a non-qualified annuity). Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract.

 If you purchase the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract. In other words, you need not purchase this contract to gain the preferential tax treatment provided by your retirement plan. Therefore, before purchasing an annuity in a tax-favored plan, you should consider whether its features and benefits beyond tax deferral, including the death benefit and income benefits, meet your needs and goals. You should consider the relative features, benefits and costs of this annuity compared with any other investment that you may use in connection with your retirement plan or arrangement.

 There are two basic versions of Strategic Partners Annuity One 3 variable annuity.

 Contract With Credit.

..   provides for a bonus credit that we add to each purchase payment that you make,
..   has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,
..   may provide a lower interest rate for the fixed interest rate options than the Contract Without Credit, and
..   does not offer the market value adjustment option.

 Contract Without Credit.

..   does not provide a credit,
..   has lower withdrawal charges and insurance and administrative costs than the Contract With Credit,
..   may provide a higher interest rate for the fixed interest rate options than the Contract With Credit, and
..   offers the Market Value Adjustment Option.

 Unless we state otherwise, when we use the word contract, it applies to both versions.

 In replacing another annuity you may own, please consider all charges associated with that annuity. Credits applicable to bonus products, such as the Contract With Credit, should not be viewed as an offset of any surrender charge that applies to another annuity contract you may currently own.

 Because of the higher withdrawal charges, if you choose the Contract With Credit and you withdraw a purchase payment, depending upon the performance of the investment options you choose, you may be worse off than if you had chosen the Contract Without Credit. We do not recommend purchase of either version of Strategic Partners Annuity One 3 if you anticipate having to withdraw a significant amount of your purchase payments within a few years of making those purchase payments.

 Strategic Partners Annuity One 3 is a variable annuity contract. During the accumulation phase, you can allocate your assets among the variable investment options, guaranteed fixed interest rate options and a market value adjustment option. The market value adjustment option is only available in the Contract Without Credit. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual fund(s) associated with that variable investment option.

 Because the underlying mutual funds' portfolios fluctuate in value depending upon market conditions, your Contract Value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

 As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long (if applicable) the annuity payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

 The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us.

 SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"
 If you change your mind about owning Strategic Partners Annuity One 3, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive a refund equal to your Contract Value (plus the amount of any fees or other charges) as of the date you surrendered your contract.

 If you have purchased the Contract With Credit, we will deduct any credit we had added to your Contract Value.

 2: WHAT INVESTMENT OPTIONS CAN I CHOOSE?

 The contract gives you the choice of allocating your purchase payments to any of the variable investment options, fixed interest rate options, and a market value adjustment option.

 The variable investment options invest in underlying mutual funds managed by leading investment advisers. These underlying mutual funds may sell their shares to both variable annuity and variable life separate accounts of different insurance companies, which could create the kinds of risk that are described in more detail in the current prospectus for the underlying mutual fund. The current prospectuses for the underlying mutual funds also contain other important information about the mutual funds. When you invest in a variable investment option that is funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. The mutual fund options that you select are your choice. We do not recommend or endorse any particular underlying mutual fund.

 VARIABLE INVESTMENT OPTIONS

 The following chart classifies each of the portfolios based on our assessment of their investment style (as of the date of this prospectus). The chart also provides a description of each portfolio's investment objective and a short, summary description of their key policies to assist you in determining which portfolios may be of interest to you. What appears in the chart below is merely a summary--please consult the portfolio's prospectus for a comprehensive discussion of the portfolio's investment policies. There is no guarantee that any portfolio will meet its investment objective. The name of the adviser/sub-adviser for each portfolio appears next to the description.

 The Jennison Portfolio, Prudential Equity Portfolio, Prudential Global Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, and each "SP" Portfolio of the Prudential Series Fund, are managed by an indirect wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI) under a "manager-of-managers" approach. The portfolios of the Advanced Series Trust are co-managed by PI and AST Investment Services, Inc. also under a manager-of-managers approach. AST Investment Services, Inc. is an indirect, wholly-owned subsidiary of Prudential Financial, Inc.

 Under the manager-of-managers approach, PI has the ability to assign sub-advisers to manage specific portions of a portfolio, and the portion managed by a sub-adviser may vary from 0% to 100% of the portfolio's assets. The sub-advisers that manage some or all of a portfolio are listed on the following chart.

 Please note that we restrict the investment options in which you can participate, if you elect certain optional benefits. Thus, your participation in those benefits could result in your missing investment opportunities that might arise in investment options from which you are excluded. (Of course, potentially missing investment opportunities in investment options in which you do not participate is an inherent consequence of any investment choice, and generally speaking, it is your decision as to how to invest your Purchase Payments).


 A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

 Pruco Life of New Jersey has entered into agreements with certain underlying portfolios and/or the investment adviser or distributor of such portfolios. Pruco Life of New Jersey may provide administrative and support services to such portfolios pursuant to the terms of these agreements and under which it receives a fee of up to 0.55% annually (as of May 1, 2008) of the average assets allocated to the portfolio under the contract. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as sub-accounts.

 In addition, an investment adviser, sub-adviser or distributor of the underlying portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or

 2: WHAT INVESTMENT OPTIONS CAN I CHOOSE? continued


 other services they provide in connection with the contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors, and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation. During 2007, with regard to amounts that were paid under these kinds of arrangements, the amounts ranged from approximately $750 to approximately $946,934. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.


 As detailed in the Prudential Series Fund prospectus, although the Prudential Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Prudential Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.

 Upon the introduction of the Advanced Series Trust Asset Allocation Portfolios on December 5, 2005, we ceased offering the Prudential Series Fund Asset Allocation Portfolios to new purchasers and to existing contract owners who had not previously invested in those Portfolios. However, a contract owner who had Contract Value allocated to a Prudential Series Fund Asset Allocation Portfolio prior to December 5, 2005 may continue to allocate purchase payments to that Portfolio after that date. In addition, after December 5, 2005, we ceased offering the Prudential Series Fund SP Large Cap Value Portfolio to new purchasers and to existing contract owners who had not previously invested in that Portfolio. However, a contract owner who had Contract Value allocated to the SP Large Cap Value Portfolio prior to December 5, 2005 may continue to allocate purchase payments to that Portfolio after that date.


    -----------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                 ADVISOR/
                                                          SUB-ADVISOR
    -----------------------------------------------------------------------
                       ADVANCED SERIES TRUST
    -----------------------------------------------------------------------
      ASSET     AST Advanced Strategies Portfolio:         LSV Asset
     ALLOCA-    seeks a high level of absolute            Management;
      TION/     return. The Portfolio invests           Marsico Capital
     BALANCED   primarily in a diversified portfolio    Management, LLC;
                of equity and fixed income             Pacific Investment
                securities across different                Management
                investment categories and investment      Company LLC
                managers. The Portfolio pursues a       (PIMCO); T. Rowe
                combination of traditional and         Price Associates,
                non-traditional investment             Inc.; William Blair
                strategies.                              & Company, LLC
    -----------------------------------------------------------------------
      ASSET     AST Aggressive Asset Allocation          AST Investment
     ALLOCA-    Portfolio: seeks the highest            Services, Inc. &
      TION/     potential total return consistent          Prudential
     BALANCED   with its specified level of risk        Investments LLC/
                tolerance. The Portfolio will invest       Prudential
                its assets in several other Advanced    Investments LLC
                Series Trust Portfolios. Under
                normal market conditions, the
                Portfolio will devote approximately
                100% of its net assets to underlying
                portfolios investing primarily in
                equity securities (with a range of
                92.5% to 100%) and the remainder of
                its net assets to underlying
                portfolios investing primarily in
                debt securities and money market
                instruments (with a range of 0% -
                7.5%).
    -----------------------------------------------------------------------
      LARGE     AST AllianceBernstein Core Value       AllianceBernstein
       CAP      Portfolio: seeks long-term capital            L.P.
      VALUE     growth by investing primarily in
                common stocks. The subadviser
                expects that the majority of the
                Portfolio's assets will be invested
                in the common stocks of large
                companies that appear to be
                undervalued. Among other things, the
                Portfolio seeks to identify
                compelling buying opportunities
                created when companies are
                undervalued on the basis of investor
                reactions to near-term problems or
                circumstances even though their
                long-term prospects remain sound.
                The subadviser seeks to identify
                individual companies with earnings
                growth potential that may not be
                recognized by the market at large.
    -----------------------------------------------------------------------

     ----------------------------------------------------------------------
       STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
        TYPE                                                ADVISOR/
                                                           SUB-ADVISOR
     ----------------------------------------------------------------------
       LARGE      AST AllianceBernstein Growth &         AllianceBernstein
        CAP       Income Portfolio: seeks long-term            L.P.
       VALUE      growth of capital and income while
                  attempting to avoid excessive
                  fluctuations in market value. The
                  Portfolio normally will invest in
                  common stocks (and securities
                  convertible into common stocks). The
                  subadviser will take a
                  value-oriented approach, in that it
                  will try to keep the Portfolio's
                  assets invested in securities that
                  are selling at reasonable valuations
                  in relation to their fundamental
                  business prospects.
     ----------------------------------------------------------------------
       LARGE      AST American Century Income & Growth   American Century
        CAP       Portfolio: seeks capital growth with      Investment
       VALUE      current income as a secondary          Management, Inc.
                  objective. The Portfolio invests
                  primarily in common stocks that
                  offer potential for capital growth,
                  and may, consistent with its
                  investment objective, invest in
                  stocks that offer potential for
                  current income. The subadviser
                  utilizes a quantitative management
                  technique with a goal of building an
                  equity portfolio that provides
                  better returns than the S&P 500
                  Index without taking on significant
                  additional risk and while attempting
                  to create a dividend yield that will
                  be greater than the S&P 500 Index.
     ----------------------------------------------------------------------
       ASSET      AST American Century Strategic         American Century
      ALLOCA-     Allocation Portfolio: seeks               Investment
       TION/      long-term capital growth with some     Management, Inc.
      BALANCED    regular income. The Portfolio will
                  invest, under normal circumstances,
                  in any type of U.S. or foreign
                  equity security that meets certain
                  fundamental and technical standards.
                  The portfolio managers will draw on
                  growth, value and quantitative
                  investment techniques in managing
                  the equity portion of the Portfolio
                  and diversify the Portfolio's
                  investments among small, medium and
                  large companies.
     ----------------------------------------------------------------------
       ASSET      AST Balanced Asset Allocation           AST Investment
      ALLOCA-     Portfolio: seeks the highest           Services, Inc. &
       TION/      potential total return consistent         Prudential
      BALANCED    with its specified level of risk       Investments LLC/
                  tolerance. The Portfolio will invest      Prudential
                  its assets in several other Advanced   Investments LLC
                  Series Trust Portfolios. Under
                  normal market conditions, the
                  Portfolio will devote approximately
                  75% of its net assets to underlying
                  portfolios investing primarily in
                  equity securities (with a range of
                  67.5% to 80%), and 25% of its net
                  assets to underlying portfolios
                  investing primarily in debt
                  securities and money market
                  instruments (with a range of 20.0%
                  to 32.5%).
     ----------------------------------------------------------------------
       ASSET      AST Capital Growth Asset Allocation     AST Investment
      ALLOCA-     Portfolio: seeks the highest           Services, Inc. &
       TION/      potential total return consistent         Prudential
      BALANCED    with its specified level of risk       Investments LLC/
                  tolerance. The Portfolio will invest      Prudential
                  its assets in several other Advanced   Investments LLC
                  Series Trust Portfolios. Under
                  normal market conditions, the
                  Portfolio will devote approximately
                  65% of its net assets to underlying
                  portfolios investing primarily in
                  equity securities (with a range of
                  57.5% to 72.5%, and 35% of its net
                  assets to underlying portfolios
                  investing primarily in debt
                  securities and money market
                  instruments (with a range of 27.5%
                  to 42.5%).
     ----------------------------------------------------------------------
      SPECIALTY   AST Cohen & Steers Realty Portfolio:    Cohen & Steers
                  seeks to maximize total return             Capital
                  through investment in real estate      Management, Inc.
                  securities. The Portfolio pursues
                  its investment objective by
                  investing, under normal
                  circumstances, at least 80% of its
                  net assets in common stocks and
                  other equity securities issued by
                  real estate companies, such as real
                  estate investment trusts (REITs)..
                  Under normal circumstances, the
                  Portfolio will invest substantially
                  all of its assets in the equity
                  securities of real estate companies,
                  i.e., a company that derives at
                  least 50% of its revenues from the
                  ownership, construction, financing,
                  management or sale of real estate or
                  that has at least 50% of its assets
                  in real estate. Real estate
                  companies may include real estate
                  investment trusts (REITs).
     ----------------------------------------------------------------------
       ASSET      AST Conservative Asset Allocation       AST Investment
      ALLOCA-     Portfolio: seeks the highest           Services, Inc. &
       TION/      potential total return consistent         Prudential
      BALANCED    with its specified level of risk       Investments LLC/
                  tolerance. The Portfolio will invest      Prudential
                  its assets in several other Advanced   Investments LLC
                  Series Trust Portfolios. Under
                  normal market conditions, the
                  Portfolio will devote approximately
                  55% of its net assets to underlying
                  portfolios investing primarily in
                  equity securities (with a range of
                  47.5% to 62.5%), and 45% of its net
                  assets to underlying portfolios
                  investing primarily in debt
                  securities and money market
                  instruments (with a range of 37.5%
                  to 52.5%.
     ----------------------------------------------------------------------

 2: WHAT INVESTMENT OPTIONS CAN I CHOOSE? continued


   -------------------------------------------------------------------------
    STYLE/        INVESTMENT OBJECTIVES/POLICIES            PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   -------------------------------------------------------------------------
     LARGE     AST DeAM Large-Cap Value Portfolio:          Deutsche
      CAP      seeks maximum growth of capital by          Investment
     VALUE     investing primarily in the value            Management
               stocks of larger companies. The           Americas, Inc.
               Portfolio pursues its objective,
               under normal market conditions, by
               primarily investing at least 80% of
               the value of its assets in the
               equity securities of large-sized
               companies included in the Russell
               1000(R) Value Index. The subadviser
               employs an investment strategy
               designed to maintain a portfolio of
               equity securities which approximates
               the market risk of those stocks
               included in the Russell 1000(R)
               Value Index, but which attempts to
               outperform the Russell 1000(R) Value
               Index through active stock selection.
   -------------------------------------------------------------------------
     SMALL     AST DeAM Small-Cap Value Portfolio:          Deutsche
      CAP      seeks maximum growth of investors'          Investment
     VALUE     capital by investing primarily in           Management
               the value stocks of smaller               Americas, Inc.
               companies. The Portfolio pursues its
               objective, under normal market
               conditions, by primarily investing
               at least 80% of its total assets in
               the equity securities of small-sized
               companies included in the Russell
               2000(R) Value Index. The subadviser
               employs an investment strategy
               designed to maintain a portfolio of
               equity securities which approximates
               the market risk of those stocks
               included in the Russell 2000(R)
               Value Index, but which attempts to
               outperform the Russell 2000(R) Value
               Index.
   -------------------------------------------------------------------------
     SMALL     AST Federated Aggressive Growth          Federated Equity
      CAP      Portfolio: seeks capital growth. The        Management
    GROWTH     Portfolio pursues its investment            Company of
               objective by investing primarily in        Pennsylvania/
               the stocks of small companies that       Federated Global
               are traded on national security             Investment
               exchanges, NASDAQ stock exchange and     Management Corp.;
               the over-the-counter-market. Small        Federated MDTA
               companies will be defined as                    LLC
               companies with market
               capitalizations similar to companies
               in the Russell 2000 Growth Index.
   -------------------------------------------------------------------------
     ASSET     AST First Trust Balanced Target         First Trust Advisors
    ALLOCA-    Portfolio: seeks long-term capital             L.P.
     TION/     growth balanced by current income.
    BALANCED   The Portfolio seeks to achieve its
               objective by investing approximately
               65% in common stocks and
               approximately 35% in fixed income
               securities. The Portfolio allocates
               the equity portion of the portfolio
               across five uniquely specialized
               strategies - The Dow(R) Target
               Dividend, the Value Line(R) Target
               25, the Global Dividend Target 15,
               the NYSE(R) International Target 25,
               and the Target Small Cap. Each
               strategy employs a quantitative
               approach by screening common stocks
               for certain attributes and/or using
               a multi-factor scoring system to
               select the common stocks. The fixed
               income allocation is determined by
               the Dow Jones Income strategy which
               utilizes certain screens to select
               bonds from the Dow Jones Corporate
               Bond Index or like-bonds not in the
               index.
   -------------------------------------------------------------------------
     ASSET     AST First Trust Capital Appreciation    First Trust Advisors
    ALLOCA-    Target Portfolio: seeks long-term              L.P.
     TION/     capital growth. The Portfolio seeks
    BALANCED   to achieve its objective by
               investing approximately 80% in
               common stocks and 20% in fixed
               income securities. The portfolio
               allocates the equity portion of the
               portfolio across five uniquely
               specialized strategies - the Value
               Line(R) Target 25, the Global
               Dividend Target 15, the Target Small
               Cap, the Nasdaq(R) Target 15, and
               the NYSE(R) International Target 25.
               Each strategy employs a quantitative
               approach by screening common stocks
               for certain attributes and/or using
               a multi-factor scoring system to
               select the common stocks. The fixed
               income allocation is determined by
               the Dow Jones Income strategy which
               utilizes certain screens to select
               bonds from the Dow Jones Corporate
               Bond Index or like-bonds not in the
               index.
   -------------------------------------------------------------------------
     LARGE     AST Goldman Sachs Concentrated             Goldman Sachs
      CAP      Growth Portfolio: seeks long-term        Asset Management,
    GROWTH     growth of capital. The Portfolio               L.P.
               will pursue its objective by
               investing primarily in equity
               securities of companies that the
               subadviser believes have the
               potential to achieve capital
               appreciation over the long-term. The
               Portfolio seeks to achieve its
               investment objective by investing,
               under normal circumstances, in
               approximately 30 - 45 companies that
               are considered by the subadviser to
               be positioned for long-term growth.
   -------------------------------------------------------------------------

     ----------------------------------------------------------------------
      STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
     ----------------------------------------------------------------------
      MID CAP    AST Goldman Sachs Mid-Cap Growth         Goldman Sachs
      GROWTH     Portfolio: seeks long-term capital     Asset Management,
                 growth. The Portfolio pursues its            L.P.
                 investment objective, by investing
                 primarily in equity securities
                 selected for their growth potential,
                 and normally invests at least 80% of
                 the value of its assets in
                 medium-sized companies. Medium-sized
                 companies are those whose market
                 capitalizations (measured at the
                 time of investment) fall within the
                 range of companies in the Russell
                 Mid-cap Growth Index. The subadviser
                 seeks to identify individual
                 companies with earnings growth
                 potential that may not be recognized
                 by the market at large.
     ----------------------------------------------------------------------
       FIXED     AST High Yield Portfolio: seeks        Pacific Investment
      INCOME     maximum total return, consistent          Management
                 with preservation of capital and          Company LLC
                 prudent investment management. The          (PIMCO)
                 Portfolio invests, under normal
                 circumstances, at least 80% of its
                 net assets plus any borrowings for
                 investment purposes (measured at
                 time of purchase) in high yield,
                 fixed-income securities that, at the
                 time of purchase, are non-investment
                 grade securities. Such securities
                 are commonly referred to as "junk
                 bonds".
     ----------------------------------------------------------------------
       FIXED     AST Investment Grade Bond Portfolio:      Prudential
      INCOME     seeks the highest potential total         Investment
                 return consistent with its specified   Management, Inc.
                 level of risk tolerance to meet the
                 parameters established to support
                 the Highest Daily Lifetime Seven
                 benefits and maintain liquidity to
                 support changes in market conditions
                 for a fixed duration (weighted
                 average maturity) of about 6 years.
                 Please note that you may not make
                 purchase payments to this Portfolio,
                 and that this Portfolio is available
                 only with certain living benefits.
     ----------------------------------------------------------------------
      INTER-     AST JPMorgan International Equity         J.P. Morgan
      NATIONAL   Portfolio: seeks long-term capital        Investment
      EQUITY     growth by investing in a diversified   Management, Inc.
                 portfolio of international equity
                 securities. The Portfolio seeks to
                 meet its objective by investing,
                 under normal market conditions, at
                 least 80% of its assets in a
                 diversified portfolio of equity
                 securities of companies located or
                 operating in developed non-U.S.
                 countries and emerging markets of
                 the world. The equity securities
                 will ordinarily be traded on a
                 recognized foreign securities
                 exchange or traded in a foreign
                 over-the-counter market in the
                 country where the issuer is
                 principally based, but may also be
                 traded in other countries including
                 the United States.
     ----------------------------------------------------------------------
       LARGE     AST Large-Cap Value Portfolio: seeks     Dreman Value
        CAP      current income and long-term growth     Management LLC;
       VALUE     of income, as well as capital          Hotchkis and Wiley
                 appreciation. The Portfolio invests,        Capital
                 under normal circumstances, at least    Management LLC;
                 80% of its net assets in common           J.P. Morgan
                 stocks of large capitalization            Investment
                 companies. Large capitalization        Management, Inc.
                 companies are those companies with
                 market capitalizations within the
                 market capitalization range of the
                 Russell 1000 Value Index.
     ----------------------------------------------------------------------
       FIXED     AST Lord Abbett Bond-Debenture         Lord, Abbett & Co.
      INCOME     Portfolio: seeks high current income          LLC
                 and the opportunity for capital
                 appreciation to produce a high total
                 return. The Portfolio invests, under
                 normal circumstances, at least 80%
                 of the value of its assets in fixed
                 income securities. The Portfolio
                 allocates its assets principally
                 among fixed income securities in
                 four market sectors: U.S. investment
                 grade securities, U.S. high yield
                 securities, foreign securities
                 (including emerging market
                 securities) and convertible
                 securities. Under normal
                 circumstances, the Portfolio invests
                 in each of the four sectors
                 described above. However, the
                 Portfolio may invest substantially
                 all of its assets in any one sector
                 at any time, subject to the
                 limitation that at least 20% of the
                 Portfolio's net assets must be
                 invested in any combination of
                 investment grade debt securities,
                 U.S. Government securities and cash
                 equivalents. The Portfolio may also
                 make significant investments in
                 mortgage-backed securities. Although
                 the Portfolio expects to maintain a
                 weighted average maturity in the
                 range of five to twelve years, there
                 are no restrictions on the overall
                 Portfolio or on individual
                 securities. The Portfolio may invest
                 up to 20% of its net assets in
                 equity securities.
     ----------------------------------------------------------------------

 2: WHAT INVESTMENT OPTIONS CAN I CHOOSE? continued


    -----------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUB-ADVISOR
    -----------------------------------------------------------------------
      LARGE     AST Marsico Capital Growth               Marsico Capital
       CAP      Portfolio: seeks capital growth.         Management, LLC
     GROWTH     Income realization is not an
                investment objective and any income
                realized on the Portfolio's
                investments, therefore, will be
                incidental to the Portfolio's
                objective. The Portfolio will pursue
                its objective by investing primarily
                in common stocks of large companies
                that are selected for their growth
                potential. Large capitalization
                companies are companies with market
                capitalizations within the market
                capitalization range of the Russell
                1000 Growth Index. In selecting
                investments for the Portfolio, the
                subadviser uses an approach that
                combines "top down" macroeconomic
                analysis with "bottom up" stock
                selection. The "top down" approach
                identifies sectors, industries and
                companies that may benefit from the
                trends the subadviser has observed.
                The subadviser then looks for
                individual companies with earnings
                growth potential that may not be
                recognized by the market at large,
                utilizing a "bottom up" stock
                selection process. The Portfolio
                will normally hold a core position
                of between 35 and 50 common stocks.
                The Portfolio may hold a limited
                number of additional common stocks
                at times when the Portfolio manager
                is accumulating new positions,
                phasing out existing or responding
                to exceptional market conditions.
    -----------------------------------------------------------------------
     INTER-     AST MFS Global Equity Portfolio:          Massachusetts
     NATIONAL   seeks capital growth. Under normal      Financial Services
     EQUITY     circumstances the Portfolio invests          Company
                at least 80% of its assets in equity
                securities. The Portfolio will
                invest in the securities of U.S. and
                foreign issuers (including issuers
                in emerging market countries). While
                the portfolio may invest its assets
                in companies of any size, the
                Portfolio generally focuses on
                companies with relatively large
                market capitalizations relative to
                the markets in which they are traded.
    -----------------------------------------------------------------------
      LARGE     AST MFS Growth Portfolio: seeks           Massachusetts
       CAP      long-term capital growth and future,    Financial Services
     GROWTH     rather than current income. Under            Company
                normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in common stocks and
                related securities, such as
                preferred stocks, convertible
                securities and depositary receipts,
                of companies that the subadviser
                believes offer better than average
                prospects for long-term growth. The
                subadviser uses a "bottom up" as
                opposed to a "top down" investment
                style in managing the Portfolio.
    -----------------------------------------------------------------------
     MID CAP    AST Mid Cap Value Portfolio: seeks      EARNEST Partners
      VALUE     to provide capital growth by               LLC; WEDGE
                investing primarily in                       Capital
                mid-capitalization stocks that           Management, LLP
                appear to be undervalued. The
                Portfolio generally invests, under
                normal circumstances, at least 80%
                of the value of its net assets in
                mid-capitalization companies.
                Mid-capitalization companies are
                generally those that have market
                capitalizations, at the time of
                purchase, within the market
                capitalization range of companies
                included in the Russell Midcap Value
                Index during the previous 12-months
                based on month-end data.
    -----------------------------------------------------------------------
     MID CAP    AST Neuberger Berman Mid-Cap Growth     Neuberger Berman
     GROWTH     Portfolio: seeks capital growth.         Management Inc.
                Under normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in the common stocks
                of mid-capitalization companies.
                Mid-capitalization companies are
                those companies whose market
                capitalization is within the range
                of market capitalizations of
                companies in the Russell Midcap(R)
                Growth Index. Using fundamental
                research and quantitative analysis,
                the subadviser looks for
                fast-growing companies that are in
                new or rapidly evolving industries.
    -----------------------------------------------------------------------
     MID CAP    AST Neuberger Berman Mid-Cap Value      Neuberger Berman
      VALUE     Portfolio: seeks capital growth.         Management Inc.
                Under normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in the common stocks
                of medium capitalization companies.
                For purposes of the Portfolio,
                companies with market
                capitalizations that fall within the
                range of the Russell Midcap(R) Index
                at the time of investment are
                considered medium capitalization
                companies. Some of the Portfolio's
                assets may be invested in the
                securities of large-cap companies as
                well as in small-cap companies.
                Under the Portfolio's value-oriented
                investment approach, the subadviser
                looks for well-managed companies
                whose stock prices are undervalued
                and that may rise in price before
                other investors realize their worth.
    -----------------------------------------------------------------------

     ----------------------------------------------------------------------
      STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
     ----------------------------------------------------------------------
       SMALL     AST Neuberger Berman Small-Cap         Neuberger Berman
        CAP      Growth Portfolio: seeks maximum         Management Inc.
      GROWTH     growth of investors' capital from a
                 portfolio of growth stocks of
                 smaller companies. The Portfolio
                 pursues its objective, under normal
                 circumstances, by primarily
                 investing at least 80% of its total
                 assets in the equity securities of
                 small-sized companies included in
                 the Russell 2000 Growth(R) Index.
     ----------------------------------------------------------------------
       ASSET     AST Niemann Capital Growth Asset        Neimann Capital
      ALLOCA-    Allocation Portfolio: seeks the         Management Inc.
       TION/     highest potential total return
      GROWTH     consistent with its specified level
                 of risk tolerance. Under normal
                 circumstances, at least 90% of the
                 Portfolio's assets will be invested
                 in other portfolios of Advanced
                 Series Trust (the underlying
                 portfolios) while no more than 10%
                 of the Portfolio's assets may be
                 invested in exchange traded funds
                 (ETFs). Under normal market
                 conditions, the Portfolio will
                 devote from 60% to 80% of its net
                 assets to underlying portfolios and
                 ETFs investing primarily in equity
                 securities, and from 20% to 40% of
                 its net assets to underlying
                 portfolios and ETFs investing
                 primarily in debt securities and
                 money market instruments.
     ----------------------------------------------------------------------
       FIXED     AST PIMCO Limited Maturity Bond        Pacific Investment
      INCOME     Portfolio: seeks to maximize total        Management
                 return consistent with preservation       Company LLC
                 of capital and prudent investment           (PIMCO)
                 management. The Portfolio will
                 invest in a portfolio of
                 fixed-income investment instruments
                 of varying maturities. The average
                 portfolio duration of the Portfolio
                 generally will vary within a one- to
                 three- year time frame based on the
                 subadviser's forecast for interest
                 rates.
     ----------------------------------------------------------------------
       ASSET     AST Preservation Asset Allocation       AST Investment
      ALLOCA-    Portfolio: seeks the highest           Services, Inc. &
       TION/     potential total return consistent         Prudential
      BALANCED   with its specified level of risk       Investments LLC/
                 tolerance. The Portfolio will invest      Prudential
                 its assets in several other Advanced    Investments LLC
                 Series Trust Portfolios. Under
                 normal market conditions, the
                 Portfolio will devote approximately
                 35% of its net assets to underlying
                 portfolios investing primarily in
                 equity securities (with a range of
                 27.5% to 42.5%), and 65% of its net
                 assets to underlying portfolios
                 investing primarily in debt
                 securities and money market
                 instruments (with a range of 57.5%
                 to 72.5%.
     ----------------------------------------------------------------------
       LARGE     AST QMA US Equity Portfolio              Quantitative
        CAP      (formerly known as AST                    Management
       BLEND     AllianceBernstein Managed Index 500     Associates LLC
                 Portfolio): seeks to produce returns
                 that exceed those of the benchmark.
                 The portfolio utilizes a long/short
                 investment strategy and will
                 normally invest at least 80% of its
                 net assets plus borrowings in equity
                 and equity related securities of
                 issuers traded on a securities
                 exchange or market in the US. The
                 benchmark index is the Russell
                 1000(R) which is comprised of stocks
                 representing more than 90% of the
                 market cap of the US market and
                 includes the largest 1000 securities
                 in the Russell 3000(R) index.
     ----------------------------------------------------------------------
       SMALL     AST Small-Cap Growth Portfolio:           Eagle Asset
        CAP      seeks long-term capital growth. The       Management;
      GROWTH     Portfolio pursues its objective by     Neuberger Berman
                 investing, under normal                 Management Inc.
                 circumstances, at least 80% of the
                 value of its assets in
                 small-capitalization companies.
                 Small-capitalization companies are
                 those companies with a market
                 capitalization, at the time of
                 purchase, no larger than the largest
                 capitalized company included in the
                 Russell 2000(R) Index at the time of
                 the Portfolio's investment.
     ----------------------------------------------------------------------
       SMALL     AST Small-Cap Value Portfolio: seeks      ClearBridge
        CAP      to provide long-term capital growth     Advisors, LLC;
       VALUE     by investing primarily in                Dreman Value
                 small-capitalization stocks that        Management LLC;
                 appear to be undervalued. The             J.P. Morgan
                 Portfolio invests, under normal           Investment
                 circumstances, at least 80% of the     Management, Inc.;
                 value of its net assets in small          Lee Munder
                 capitalization stocks. Small           Investments, Ltd
                 capitalization stocks are the stocks
                 of companies with market
                 capitalization that are within the
                 market capitalization range of the
                 Russell 2000(R) Value Index.
     ----------------------------------------------------------------------

 2: WHAT INVESTMENT OPTIONS CAN I CHOOSE? continued


    ------------------------------------------------------------------------
      STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
    ------------------------------------------------------------------------
      ASSET      AST T. Rowe Price Asset Allocation       T. Rowe Price
     ALLOCA-     Portfolio: seeks a high level of        Associates, Inc.
      TION/      total return by investing primarily
     BALANCED    in a diversified portfolio of fixed
                 income and equity securities. The
                 Portfolio normally invests
                 approximately 60% of its total
                 assets in equity securities and 40%
                 in fixed income securities. This mix
                 may vary depending on the
                 subadviser's outlook for the
                 markets. The subadviser concentrates
                 common stock investments in larger,
                 more established companies, but the
                 Portfolio may include small and
                 medium-sized companies with good
                 growth prospects. The fixed income
                 portion of the Portfolio will be
                 allocated among investment grade
                 securities, high yield or "junk"
                 bonds, emerging market securities,
                 foreign high quality debt securities
                 and cash reserves.
    ------------------------------------------------------------------------
      FIXED      AST T. Rowe Price Global Bond            T. Rowe Price
      INCOME     Portfolio: seeks to provide high       International, Inc.
                 current income and capital growth by
                 investing in high-quality foreign
                 and U.S. dollar-denominated bonds.
                 The Portfolio will invest at least
                 80% of its total assets in fixed
                 income securities. The Portfolio
                 invests in all types of bonds,
                 including those issued or guaranteed
                 by U.S. or foreign governments or
                 their agencies and by foreign
                 authorities, provinces and
                 municipalities as well as investment
                 grade corporate bonds, mortgage and
                 asset-backed securities, and
                 high-yield bonds of U.S. and foreign
                 issuers. The Portfolio generally
                 invests in countries where the
                 combination of fixed-income returns
                 and currency exchange rates appears
                 attractive, or, if the currency
                 trend is unfavorable, where the
                 subadviser believes that the
                 currency risk can be minimized
                 through hedging. The Portfolio may
                 also invest up to 20% of its assets
                 in the aggregate in below
                 investment-grade, high-risk bonds
                 ("junk bonds"). In addition, the
                 Portfolio may invest up to 30% of
                 its assets in mortgage- related
                 (including mortgage dollar rolls and
                 derivatives, such as collateralized
                 mortgage obligations and stripped
                 mortgage securities) and
                 asset-backed securities.
    ------------------------------------------------------------------------
      LARGE      AST T. Rowe Price Large-Cap Growth       T. Rowe Price
       CAP       Portfolio: seeks long-term growth of    Associates, Inc.
      GROWTH     capital by investing predominantly
                 in the equity securities of a
                 limited number of large, carefully
                 selected, high-quality U.S.
                 companies that are judged likely to
                 achieve superior earnings growth.
                 The Portfolio takes a growth
                 approach to investment selection and
                 normally invests at least 80% of its
                 net assets in the common stocks of
                 large companies. Large companies are
                 defined as those whose market cap is
                 larger than the median market cap of
                 companies in the Russell 1000 Growth
                 Index as of the time of purchase.
    ------------------------------------------------------------------------
     SPECIALTY   AST T. Rowe Price Natural Resources      T. Rowe Price
                 Portfolio: seeks long-term capital      Associates, Inc.
                 growth primarily through the common
                 stocks of companies that own or
                 develop natural resources (such as
                 energy products, precious metals and
                 forest products) and other basic
                 commodities. The Portfolio invests,
                 under normal circumstances, at least
                 80% of the value of its assts in
                 natural resource companies. The
                 Portfolio may also invest in
                 non-resource companies with the
                 potential for growth. The Portfolio
                 looks for companies that have the
                 ability to expand production, to
                 maintain superior exploration
                 programs and production facilities,
                 and the potential to accumulate new
                 resources. Although at least 50% of
                 Portfolio assets will be invested in
                 U.S. securities, up to 50% of total
                 assets also may be invested in
                 foreign securities.
    ------------------------------------------------------------------------
      ASSET      AST UBS Dynamic Alpha Portfolio:        UBS Global Asset
     ALLOCA-     seeks to maximize total return,            Management
      TION/      consisting of capital appreciation      (Americas) Inc.
     BALANCED    and current income. The Portfolio
                 invests in securities and financial
                 instruments to gain exposure to
                 global equity, global fixed income
                 and cash equivalent markets,
                 including global currencies. The
                 Portfolio may invest in equity and
                 fixed income securities of issuers
                 located within and outside the
                 United States or in open-end
                 investment companies advised by UBS
                 Global Asset Management (Americas)
                 Inc., the Portfolio's subadviser, to
                 gain exposure to certain global
                 equity and global fixed income
                 markets.
    ------------------------------------------------------------------------
      FIXED      AST Western Asset Core Plus Bond         Western Asset
      INCOME     Portfolio: seeks to maximize total         Management
                 return, consistent with prudent             Company
                 investment management and liquidity
                 needs, by investing to obtain its
                 average specified duration. The
                 Portfolio's current target average
                 duration is generally 2.5 to 7
                 years. The Portfolio pursues this
                 objective by investing in all major
                 fixed income sectors with a bias
                 towards non-Treasuries.
    ------------------------------------------------------------------------

    -----------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                 ADVISOR/
                                                          SUB-ADVISOR
    -----------------------------------------------------------------------
                     THE PRUDENTIAL SERIES FUND
    -----------------------------------------------------------------------
      LARGE     Equity Portfolio: seeks long-term         ClearBridge
       CAP      growth of capital. The Portfolio         Advisors, LLC;
      BLEND     invests at least 80% of its            Jennison Associates
                investable assets in common stocks            LLC
                of major established corporations as
                well as smaller companies that the
                subadvisers believe offer attractive
                prospects of appreciation.
    -----------------------------------------------------------------------
     INTER-     Global Portfolio: seeks long-term          LSV Asset
     NATIONAL   growth of capital. The Portfolio          Management ;
     EQUITY     invests primarily in common stocks      Marsico Capital
                (and their equivalents) of foreign      Management, LLC;
                and U.S. companies. Each subadviser      T. Rowe Price
                for the Portfolio generally will use   Associates, Inc. ;
                either a "growth" approach or a         William Blair &
                "value" approach in selecting either      Company, LLC
                foreign or U.S. common stocks.
    -----------------------------------------------------------------------
      LARGE     Jennison Portfolio: seeks long-term    Jennison Associates
       CAP      growth of capital. The Portfolio              LLC
     GROWTH     invests primarily in equity
                securities of major, established
                corporations that the subadviser
                believes offer above-average growth
                prospects. The Portfolio may invest
                up to 30% of its total assets in
                foreign securities. Stocks are
                selected on a company-by-company
                basis using fundamental analysis.
                Normally 65% of the Portfolio's
                total assets are invested in equity
                and equity- related securities of
                companies with capitalization in
                excess of $1 billion.
    -----------------------------------------------------------------------
      FIXED     Money Market Portfolio: seeks              Prudential
     INCOME     maximum current income consistent          Investment
                with the stability of capital and       Management, Inc.
                the maintenance of liquidity. The
                Portfolio invests in high-quality
                short-term money market instruments
                issued by the U.S. Government or its
                agencies, as well as by corporations
                and banks, both domestic and
                foreign. The Portfolio will invest
                only in instruments that mature in
                thirteen months or less, and which
                are denominated in U.S. dollars.
    -----------------------------------------------------------------------
      ASSET     SP Aggressive Growth Asset                 Prudential
     ALLOCA-    Allocation Portfolio: seeks to          Investments LLC
      TION/     obtain the highest potential total
     BALANCED   return consistent with the specified
                level of risk tolerance. The
                Portfolio may invest in any other
                Portfolio of the Fund (other than
                another SP Asset Allocation
                Portfolio), the AST Marsico Capital
                Growth Portfolio of Advanced Series
                Trust (AST), and the AST
                International Value Portfolio of AST
                (the Underlying Portfolios). Under
                normal circumstances, the Portfolio
                generally will focus on equity
                Underlying Portfolios but will also
                invest in fixed-income Underlying
                Portfolios.
    -----------------------------------------------------------------------
      ASSET     SP Balanced Asset Allocation               Prudential
     ALLOCA-    Portfolio: seeks to obtain the          Investments LLC
      TION/     highest potential total return
     BALANCED   consistent with the specified level
                of risk tolerance. The Portfolio may
                invest in any other Portfolio of the
                Fund (other than another SP Asset
                Allocation Portfolio), the AST
                Marsico Capital Growth Portfolio of
                Advanced Series Trust (AST), and the
                AST International Value Portfolio of
                AST (the Underlying Portfolios). The
                Portfolio will invest in equity and
                fixed-income Underlying Portfolios.
    -----------------------------------------------------------------------
      ASSET     SP Conservative Asset Allocation           Prudential
     ALLOCA-    Portfolio: seeks to obtain the          Investments LLC
      TION/     highest potential total return
     BALANCED   consistent with the specified level
                of risk tolerance. The Portfolio may
                invest in any other Portfolio of the
                Fund (other than another SP Asset
                Allocation Portfolio), the AST
                Marsico Capital Growth Portfolio of
                Advanced Series Trust (AST), and the
                AST International Value Portfolio of
                AST (the Underlying Portfolios).
                Under normal circumstances, the
                Portfolio generally will focus on
                fixed-income Underlying Portfolios
                but will also invest in equity
                Underlying Portfolios.
    -----------------------------------------------------------------------

 2: WHAT INVESTMENT OPTIONS CAN I CHOOSE? continued


     ----------------------------------------------------------------------
      STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
     ----------------------------------------------------------------------
       LARGE     SP Davis Value Portfolio: seeks         Davis Selected
        CAP      growth of capital. The Portfolio        Advisers, L.P.
       VALUE     invests primarily in common stocks
                 of U.S. companies with market
                 capitalizations within the market
                 capitalization range of the Russell
                 1000 Value Index. It may also invest
                 in stocks of foreign companies and
                 U.S. companies with smaller
                 capitalizations. The subadviser
                 attempts to select common stocks of
                 businesses that possess
                 characteristics that the subadviser
                 believe foster the creation of
                 long-term value, such as proven
                 management, a durable franchise and
                 business model, and sustainable
                 competitive advantages. The
                 subadviser aims to invest in such
                 businesses when they are trading at
                 a discount to their intrinsic worth.
                 There is a risk that "value" stocks
                 can perform differently from the
                 market as a whole and other types of
                 stocks and can continue to be
                 undervalued by the markets for long
                 periods of time.
     ----------------------------------------------------------------------
       ASSET     SP Growth Asset Allocation                Prudential
      ALLOCA-    Portfolio: seeks to obtain the          Investments LLC
       TION/     highest potential total return
      BALANCED   consistent with the specified level
                 of risk tolerance. The Portfolio may
                 invest in any other Portfolio of the
                 Fund (other than another SP Asset
                 Allocation Portfolio), the AST
                 Marsico Capital Growth Portfolio of
                 Advanced Series Trust (AST), and the
                 AST International Value Portfolio of
                 AST (the Underlying Portfolios).
                 Under normal circumstances, the
                 Portfolio generally will focus on
                 equity Underlying Portfolios but
                 will also invest in fixed- income
                 Underlying Portfolios.
     ----------------------------------------------------------------------
      INTER-     SP International Growth Portfolio:      Marsico Capital
      NATIONAL   seeks long-term capital                Management, LLC;
      EQUITY     appreciation. The Portfolio invests     William Blair &
                 primarily in equity-related              Company, LLC.
                 securities of foreign issuers. The
                 Portfolio invests primarily in the
                 common stock of large and
                 medium-sized foreign companies,
                 although it may also invest in
                 companies of all sizes. Under normal
                 circumstances, the Portfolio invests
                 at least 65% of its total assets in
                 common stock of foreign companies
                 operating or based in at least five
                 different countries, which may
                 include countries with emerging
                 markets. The Portfolio looks
                 primarily for stocks of companies
                 whose earnings are growing at a
                 faster rate than other companies or
                 which offer attractive growth
                 potential.
     ----------------------------------------------------------------------
      INTER-     SP International Value Portfolio:          LSV Asset
      NATIONAL   seeks long-term capital                   Management;
      EQUITY     appreciation. The Portfolio normally       Thornburg
                 invests at least 80% of the               Investment
                 Portfolio's assets in equity           Management, Inc.
                 securities. The Portfolio will
                 invest at least 65% of its net
                 assets in the equity securities of
                 companies in at least three
                 different countries, without limit
                 as to the amount of assets that may
                 be invested in a single country.
     ----------------------------------------------------------------------
      MID CAP    SP Mid Cap Growth Portfolio: seeks     Neuberger Berman
      GROWTH     long-term growth of capital. The        Management Inc.
                 Portfolio normally invests at least
                 80% of investable assets in common
                 stocks and related securities, such
                 as preferred stocks, convertible
                 securities and depositary receipts
                 of companies with medium market
                 capitalizations, which the
                 subadviser believes have
                 above-average growth potential. The
                 Portfolio generally defines medium
                 market capitalization companies as
                 those companies with market
                 capitalizations within the market
                 capitalization range of the Russell
                 Mid Cap Growth(R) Index. The
                 Portfolio's investments may include
                 securities listed on a securities
                 exchange or traded in the
                 over-the-counter markets. The
                 subadviser uses a bottom-up and
                 top-down analysis in managing the
                 Portfolio. This means that
                 securities are selected based upon
                 fundamental analysis, as well as a
                 top-down approach to diversification
                 by industry and company, and by
                 paying attention to macro-level
                 investment themes. The Portfolio may
                 invest in foreign securities
                 (including emerging markets
                 securities).
     ----------------------------------------------------------------------
       FIXED     SP PIMCO High Yield Portfolio: seeks   Pacific Investment
      INCOME     to maximize total return consistent       Management
                 with preservation of capital and          Company LLC
                 prudent investment management. The          (PIMCO)
                 Portfolio normally invests at least
                 80% of its investable assets in a
                 diversified portfolio of
                 high-yield/high-risk debt securities
                 rated below high grade but rated at
                 least CCC by Moody's Investor
                 Services, Inc. or equivalently rated
                 by Standard & Poor's Rating Group or
                 fitch, or, if unrated, determined by
                 the subadviser to be of comparable
                 quality.
     ----------------------------------------------------------------------

    -----------------------------------------------------------------------
     STYLE/       INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
      TYPE                                                 ADVISOR/
                                                          SUB-ADVISOR
    -----------------------------------------------------------------------
     FIXED     SP PIMCO Total Return Portfolio:        Pacific Investment
     INCOME    seeks to maximize total return              Management
               consistent with preservation of            Company LLC
               capital and prudent investment               (PIMCO)
               management. The Portfolio will
               invest in a diversified portfolio of
               fixed-income investment instruments
               of varying maturities.
    -----------------------------------------------------------------------
     MID CAP   SP Prudential U.S. Emerging Growth      Jennison Associates
     GROWTH    Portfolio: seeks long-term capital             LLC
               appreciation. The Portfolio normally
               invests at least 80% of investable
               assets in equity securities of small
               and medium sized U.S. companies that
               the subadviser believes have the
               potential for above-average earnings
               growth. The subadviser seeks to
               invest in companies that it believes
               are poised to benefit from an
               acceleration of growth or an
               inflection point in a company's
               growth rate that is not currently
               reflected in the stock price. The
               team uses a research-intensive
               approach based on internally
               generated fundamental research.
    -----------------------------------------------------------------------
     SMALL     SP Small-Cap Value Portfolio: seeks        ClearBridge
      CAP      long-term capital appreciation. The       Advisors, LLC;
     VALUE     Portfolio normally invests at least       Goldman Sachs
               80% its net assets plus borrowings      Asset Management,
               for investment purposes in the                 L.P.
               equity securities of small
               capitalization companies. The
               Portfolio generally defines small
               capitalization companies as those
               companies with market capitalization
               within the market capitalization
               range of the Russell 2000 Value
               Index. The Portfolio focuses on
               equity securities that are believed
               to be undervalued in the marketplace.
    -----------------------------------------------------------------------
     LARGE     SP Strategic Partners Focused Growth    AllianceBernstein
      CAP      Portfolio: seeks long-term growth of      L.P.; Jennison
     GROWTH    capital. The Portfolio normally           Associates LLC
               invests at least 65% of total assets
               in equity-related securities of U.S.
               companies that the subadvisers
               believe to have strong capital
               appreciation potential. The
               Portfolio's strategy is to combine
               the efforts of two subadvisers and
               to invest in the favorite stock
               selection ideas of three portfolio
               managers (two of whom invest as a
               team). Each subadviser to the
               Portfolio utilizes a growth style:
               Jennison selects approximately 20
               securities and AllianceBernstein
               selects approximately 30 securities.
               The portfolio managers build a
               portfolio with stocks in which they
               have the highest confidence and may
               invest more than 5% of the
               Portfolio's assets in any one
               issuer. The Portfolio is
               nondiversified, meaning it can
               invest a relatively high percentage
               of its assets in a small number of
               issuers. Investing in a
               nondiversified portfolio,
               particularly a portfolio investing
               in approximately 50 equity-related
               securities, involves greater risk
               than investing in a diversified
               portfolio because a loss resulting
               from the decline in the value of one
               security may represent a greater
               portion of the total assets of a
               nondiversified portfolio.
    -----------------------------------------------------------------------
     LARGE     Stock Index Portfolio: seeks               Quantitative
      CAP      investment results that generally           Management
     BLEND     correspond to the performance of          Associates LLC
               publicly-traded common stocks. With
               the price and yield performance of
               the Standard & Poor's 500 Composite
               Stock Price Index (S&P 500) as the
               benchmark, the Portfolio normally
               invests at least 80% of investable
               assets in S&P 500 stocks. The S&P
               500 represents more than 70% of the
               total market value of all
               publicly-traded common stocks and is
               widely viewed as representative of
               publicly-traded common stocks as a
               whole. The Portfolio is not
               "managed" in the traditional sense
               of using market and economic
               analyses to select stocks. Rather,
               the portfolio manager purchases
               stocks in proportion to their
               weighting in the S&P 500.
    -----------------------------------------------------------------------
     LARGE     Value Portfolio: seeks capital          Jennison Associates
      CAP      appreciation. The Portfolio invests            LLC
     VALUE     primarily in common stocks that the
               subadviser believes are undervalued
               - those stocks that are trading
               below their underlying asset value,
               cash generating ability and overall
               earnings and earnings growth. There
               is a risk that "value" stocks can
               perform differently from the market
               as a whole and other types of stocks
               and can continue to be undervalued
               by the markets for long periods of
               time. Normally at least 65% of the
               Portfolio's total assets is invested
               in the common stock and convertible
               securities of companies that the
               subadviser believes will provide
               investment returns above those of
               the Russell 1000(R) Value Index and,
               over the long term, the S&P 500
               Index. Most of the investments will
               be securities of large
               capitalization companies. The
               Portfolio may invest up to 25% of
               its total assets in real estate
               investment trusts (REITs) and up to
               30% of its total assets in foreign
               securities.
    -----------------------------------------------------------------------

 2: WHAT INVESTMENT OPTIONS CAN I CHOOSE? continued


     ---------------------------------------------------------------------
      STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                ADVISOR/
                                                          SUB-ADVISOR
     ---------------------------------------------------------------------
                 NATIONWIDE VARIABLE INSURANCE TRUST
     ---------------------------------------------------------------------
      INTER-     Gartmore NVIT Developing Markets        NWD Management
      NATIONAL   Fund: seeks long-term capital          & Research Trust/
      EQUITY     appreciation, under normal             Gartmore Global
                 conditions by investing at least 80%       Partners
                 of the value of its net assets in
                 equity securities of companies of
                 any size based in the world's
                 developing market countries. Under
                 normal market conditions,
                 investments are maintained in at
                 least six countries at all times
                 with no more than 35% of the value
                 of its net assets invested in
                 securities of any one country.
     ---------------------------------------------------------------------
                          JANUS ASPEN SERIES
     ---------------------------------------------------------------------
       LARGE     Janus Aspen Series: Large Cap Growth    Janus Capital
        CAP      Portfolio - Service Shares: seeks       Management LLC
      GROWTH     long-term growth of capital in a
                 manner consistent with the
                 preservation of capital. The
                 Portfolio invests under normal
                 circumstances, at least 80% of its
                 net assets in common stocks of
                 large-sized companies. Large-sized
                 companies are those whose market
                 capitalizations fall within the
                 range of companies in the Russell
                 1000(R) Index at the time of
                 purchase. The portfolio managers
                 apply a "bottom up" approach in
                 choosing investments. In other
                 words, the portfolio managers look
                 at companies one at a time to
                 determine if a company is an
                 attractive investment opportunity
                 and if it is consistent with the
                 Portfolio's investment policies. If
                 the portfolio managers are unable to
                 find such investments, the
                 Portfolio's uninvested assets may be
                 held in cash or similar investments,
                 subject to the Portfolio's specific
                 investment policies.

                 Within the parameters of its
                 specific investment policies, the
                 Portfolio may invest in foreign
                 equity and debt securities, which
                 may include investments in emerging
                 markets.

                 The Portfolio may also lend
                 portfolio securities on a short-term
                 or long-term basis, up to one-third
                 of its total assets.
     ---------------------------------------------------------------------



 "Dow Jones Industrial Average/SM/", "DJIA/SM/", "Dow Industrials/SM/", "The Dow/SM/", and the other Dow indices, are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). The portfolios are not endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

 "Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust. The Portfolios are not sponsored, endorsed, managed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.


 FIXED INTEREST RATE OPTIONS
 We offer two fixed interest rate options:
..   a one-year fixed interest rate option, and
..   a dollar cost averaging fixed rate option (DCA Fixed Rate Option).

 When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time, they will not be less than the minimum interest rate dictated by applicable state law. We may offer lower interest rates for Contracts With Credit than for Contracts Without Credit. The interest rates we pay on the fixed interest rate options may be influenced by the asset-based charges assessed against the Separate Account.


 Payments allocated to the fixed interest rate options become part of Pruco Life of New Jersey's general assets. Please note that if you elect Highest Daily Lifetime Five, you cannot invest in either of these fixed interest rate options.


 One-Year Fixed Interest Rate Option
 We set a one-year base guaranteed annual interest rate for the one-year fixed interest rate option. Additionally, we may provide a higher interest rate on each purchase payment allocated to this option for the first year after the payment. This higher interest rate will not apply to amounts transferred from other investment options within the contract or amounts remaining in this option for more than one year.

 Dollar Cost Averaging Fixed Rate Option
 You may allocate all or part of any purchase payment to the DCA Fixed Rate Option. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options and/or to the one-year fixed interest rate option, as you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred. You may not transfer from other investment options to the DCA Fixed Rate Option. Transfers to the one-year fixed interest rate option will remain in the general account.

 If you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $2,000. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payment allocated to the DCA Fixed Rate Option transferred to the selected variable investment option, or to the one-year fixed interest rate option in either six or twelve monthly installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.)


 If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the investment options into which the DCA Fixed Rate Option assets are transferred. You may make a one time transfer of the remaining value out of your DCA Fixed Rate Option, if you so choose. Transfers from the DCA Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.


 If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

 By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

 MARKET VALUE ADJUSTMENT OPTION
 Under the Market Value Adjustment Option, we may offer one or more of several guarantee periods provided that the interest rate we are able to declare will be no less than the minimum interest rate dictated by applicable state law with respect to any guarantee period. This option is only available in the Contract Without Credit. The Market Value Adjustment Option is registered separately from the variable investment options, and the amount of market value adjustment option securities registered is stated in that registration statement.

 If amounts are withdrawn from a guarantee period, other than during the 30-day period immediately following the end of the guarantee period, they will be subject to a market value adjustment even if they are not subject to a withdrawal charge.

 You will earn interest on your invested purchase payment at the rate that we have declared for the guarantee period you have chosen. You must invest at least $1,000 if you choose this option.


 We refer to interest rates as annual rates, although we credit interest within each guarantee period on a daily basis. The daily interest that we credit is equal to the pro rated portion of the interest that would be earned on an annual basis. We credit interest from the business day on which your purchase payment is received in good order at the Prudential Annuity Service Center until the earliest to occur of any of the following events: (a) full surrender of the contract, (b) commencement of annuity payments or settlement, (c) end of the guarantee period, (d) transfer of the value in the guarantee period,
 (e) payment of a death benefit, or (f) the date the amount is withdrawn.


 During the 30-day period immediately following the end of a guarantee period, we allow you to do any of the following, without the imposition of the market value adjustment:

 (a)withdraw or transfer the value of the guarantee period,
 (b)allocate the value to another available guarantee period or other investment option (provided that the new guarantee period ends prior to the annuity date). You will receive the interest rate applicable on the date we receive your instruction, or
 (c)apply the value in the guarantee period to the annuity or settlement option of your choice.

 If we do not receive instructions from you concerning the disposition of the Contract Value in your maturing guarantee period, we will reinvest the amount in the Prudential Money Market Portfolio investment option.

 2: WHAT INVESTMENT OPTIONS CAN I CHOOSE? continued


 During the 30-day period immediately following the end of the guarantee period, or until you elect to do (a), (b) or (c) listed immediately above, you will receive the current interest rate applicable to the guarantee period having the same duration as the guarantee period that just matured, which is offered on the day immediately following the end of the matured guarantee period. However, if at that time we do not offer a guarantee period with the same duration as that which matured, you will then receive the current interest rate applicable to the shortest guarantee period then offered.

 Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed by us and the interest amount that your money will earn is guaranteed by us to be at least the minimum interest rate dictated by applicable state law.

 Payments allocated to the market value adjustment option are held as a separate pool of assets. Any gains or losses experienced by these assets will not directly affect the contracts. The strength of our guarantees under these options is based on the overall financial strength of Pruco Life of New Jersey.

 Market Value Adjustment
 When you allocate a purchase payment or transfer Contract Value to a guarantee period, we use that money to buy and sell securities and other instruments to support our obligation to pay interest. Generally, we buy bonds for this purpose. The duration of the bonds and other instruments that we buy with respect to a particular guarantee period is influenced significantly by the length of the guarantee period. For example, we typically would acquire longer-duration bonds with respect to the 10 year guarantee period than we do for the 3 year guarantee period. The value of these bonds is affected by changes in interest rates, among other factors.

 The market value adjustment that we assess against your Contract Value if you withdraw or transfer outside the 30-day period discussed above involves our attributing to you a portion of our investment experience on these bonds and other instruments.

 For example, if you make a full withdrawal when interest rates have risen since the time of your investment, the bonds and other investments in the guarantee period likely would have decreased in value, meaning that we would impose a "negative" market value adjustment on you (i.e., one that results in a reduction of the withdrawal proceeds that you receive). For a partial withdrawal, we would deduct a negative market value adjustment from your remaining Contract Value. Conversely, if interest rates have decreased, the market value adjustment would be positive.

 Other things you should know about the market value adjustment include the following:
..   We determine the market value adjustment according to a mathematical formula, which is set forth at the end of this prospectus under the heading "Market-Value Adjustment Formula." In that section of the prospectus, we also provide hypothetical examples of how the formula works.
..   A negative market value adjustment could cause you to lose not only the interest you have earned but also a portion of your principal.
..   In addition to imposing a market value adjustment on withdrawals, we also will impose a market value adjustment on the Contract Value you apply to an annuity or settlement option, unless you annuitize within the 30-day period discussed above.

 You should realize, however, that apart from the market value adjustment, the value of the benefit in your guarantee period does not depend on the investment

 Performance of the bonds and other instruments that we hold with respect to your guarantee period. apart from the effect of any market value adjustment, we do not pass through to you the gains or losses on the bonds and other instruments that we hold in connection with a guarantee period.


 Transfers Among Options

 Subject to certain restrictions, you can transfer money among the variable investment options and the one-year fixed interest rate option. The minimum transfer amount is the lesser of $250 or the amount in the investment option from which the transfer is to be made. In addition, you can transfer your Contract Value out of a market value adjustment guarantee period into another market value adjustment guarantee period, into a variable investment option, or into a one-year fixed interest rate option, although a market value adjustment will apply to any transfer you make outside the 30-day period discussed above. You may transfer Contract Value into the Market Value Adjustment Option at any time, provided it is at least $1,000.

 In general, you may make your transfer request by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following unauthorized telephone or electronic instructions that we reasonably believed to be genuine. Your transfer request will take effect at the end of the business day on which it was received in good order by us, or by certain entities that we have specifically designated. Our business day generally closes at 4:00 p.m. Eastern time. Our business day may close earlier, for example if regular trading on the New York Stock Exchange closes early. Transfer requests received after the close of the business day will take effect at the end of the next business day.

 With regard to the Market Value Adjustment Option, you can specify the guarantee period from which you wish to transfer. If you request a transfer from the market value adjustment option, but you do not specify the guarantee period from which funds are to be taken, then we will transfer funds from the guarantee period that has the least time remaining until its maturity date.

 You can make transfers out of a fixed interest rate option, other than the DCA fixed rate option, only during the 30-day period following the end of the one year interest rate period. transfers from the DCA fixed rate option are made on a periodic basis for the period that you select.


 During the contract accumulation phase, you can make up to 12 transfers each contract year, among the investment options, without charge. (As noted in the fee table, we have different transfer charges under the beneficiary continuation option). Currently, we charge $25 for each transfer after the twelfth in a contract year, and we have the right to increase this charge up to $30. (Dollar Cost Averaging and Auto-Rebalancing transfers do not count toward the 12 free transfers per year.)


 For purposes of the 12 free transfers per year that we allow, we will treat multiple transfers that are submitted on the same business day as a single transfer.

 ADDITIONAL TRANSFER RESTRICTIONS

 We limit your ability to transfer among your contract's variable investment options as permitted by applicable law. We impose a yearly restriction on transfers. Specifically, once you have made 20 transfers among the sub-accounts during a contract year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this transfer restriction, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same business day as a single transfer, and (iii) do not count any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.


 Frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a portfolio manager to manage an underlying mutual fund's investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. For those reasons, the contract was not designed for persons who make programmed, large, or frequent transfers.

 In light of the risks posed to contract owners and other fund investors by frequent transfers, we reserve the right to limit the number of transfers in any contract year for all existing or new contract owners, and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any contract year or to refuse any transfer request for an owner or certain owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on accumulation unit values or the share prices of the underlying mutual funds; or (b) we are informed by a fund (e.g., by the fund's portfolio manager) that the purchase or redemption of fund shares must be restricted because the fund believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected fund. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular underlying mutual fund. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each variable investment option (other than the Prudential
    Money Market Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the option. If you transfer such amount into a particular variable investment option, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another variable investment option, then upon the Transfer Out, the former variable investment option becomes restricted (the "Restricted Option"). Specifically, we will not permit subsequent transfers into the Restricted Option for 90 calendar days after the Transfer Out if the Restricted Option invests in a non-international fund, or 180 calendar days after the Transfer Out if the Restricted Option invests in an international fund. For purposes of this rule, we do not (i) count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals and (ii) categorize as a transfer the first transfer that you make after the contract date, if you make that transfer within 30 calendar days after the contract date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your contract at any time.
..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving a variable investment option on the business day subsequent to the business day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to contract owners that explains the practice in detail. In addition, if we do implement a delayed exchange policy, we will apply the policy on a uniform basis to all contracts in the relevant class.
..   The portfolios may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who

 2: WHAT INVESTMENT OPTIONS CAN I CHOOSE? continued

   violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus the contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.
..   A Portfolio also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that Portfolio that occurs within a certain number of days following the date of allocation to the variable investment option. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. Currently, no Portfolio has adopted such a short term trading fee.
..   If we deny one or more transfer requests under the foregoing rules, we will inform you promptly of the circumstances concerning the denial.
..   We will not implement these rules in jurisdictions that have not approved contract language authorizing us to do so, or may implement different rules in certain jurisdictions if required by such jurisdictions. Contract owners in jurisdictions with such limited transfer restrictions, and contract owners who own variable life insurance or variable annuity contracts (regardless of jurisdiction) that do not impose the above-referenced transfer restrictions, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Because contract owners who are not subject to the same transfer restrictions may have the same underlying mutual fund portfolios available to them, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly, and will not waive a transfer restriction for any contract owner.

 Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

 DOLLAR COST AVERAGING
 The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option into any other variable investment option or the one-year fixed interest rate option. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in declining markets.

 Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. You can allocate subsequent purchase payments to be transferred under this option at any time.

 Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

 Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is available only during the contract accumulation phase and is offered without charge.

 ASSET ALLOCATION PROGRAM
 We recognize the value of having asset allocation models when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. Your asset allocation will be prepared based on your answers to the questionnaire. You will not be charged for this service, and you are not obligated to participate or to invest according to program recommendations.

 Asset allocation is a sophisticated method of diversification which allocates assets among classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program recommendations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time. You should consult your representative before electing any asset allocation program.

 AUTO-REBALANCING

 Once your money has been allocated among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation percentage or to a subsequent allocation percentage you select. We will rebalance only the variable investment options that you have designated. The DCA account cannot participate in this DCA feature.


 You may choose to have your rebalancing occur monthly, quarterly, semiannually, or annually. The rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

 Any transfers you make because of auto-rebalancing are not counted toward the 12 free transfers you are allowed per year. This feature is available only during the contract accumulation phase, and is offered without charge. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.

 SCHEDULED TRANSACTIONS
 Scheduled transactions include transfers under dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under Section 72(t) or 72(q) of the Internal Revenue Code of 1986, as amended (Code), and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a business day. In that case, the transaction will be processed and valued on the next business day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) or 72(q) of the Code, and annuity payments only), the next business day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior business day.

 VOTING RIGHTS
 We are the legal owner of the shares of the underlying mutual funds used by the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a proxy which is a form that you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as shares for which we receive instructions from contract owners. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting," it is possible that the votes of a small percentage of contract owners who actually vote will determine the ultimate outcome. We may change the way your voting instructions are calculated if it is required or permitted by federal or state regulation.

 SUBSTITUTION
 We may substitute one or more of the underlying mutual funds used by the variable investment options. We may also cease to allow investments in existing funds. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make.

 3: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE?
 (ANNUITIZATION)

 PAYMENT PROVISIONS

 We can begin making annuity payments any time on or after the first contract anniversary. Annuity payments must begin no later than the later of the contract anniversary coinciding with or next following the annuitant's 90th birthday or the tenth contract anniversary.


 Upon annuitization, any value in a guarantee period of the market value adjustment option may be subject to a market value adjustment.

 The Strategic Partners Annuity One 3 variable annuity contract offers an optional Guaranteed Minimum Income Benefit, which we describe below. Your annuity options vary depending upon whether you choose this benefit.

 3: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE?
 (ANNUITIZATION) continued


 Please note that annuitization essentially involves converting your Contract Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

 PAYMENT PROVISIONS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT

 We make the income plans described below available at any time before the annuity date. These plans are called "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. If an annuity option is not selected by the annuity date, the Life Income Annuity Option (Option 2, described below) will automatically be selected unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS. IN ADDITION TO THE ANNUITY PAYMENT OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT IF YOU CHOOSE AN OPTIONAL LIFETIME WITHDRAWAL BENEFIT, THERE ARE ADDITIONAL ANNUITY PAYMENT OPTIONS THAT ARE ASSOCIATED WITH THAT BENEFIT. SEE SECTION 5 OF THIS PROSPECTUS FOR ADDITIONAL DETAILS.


 Option 1
 Annuity Payments For A Fixed Period: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. The amount of the lump sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. The interest rate will be at least 3% a year.

 Option 2
 Life Income Annuity Option: Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate will be at least 3% a year.

 If an annuity option is not selected by the annuity date, this is the option we will automatically select for you.

 Other Annuity Options: We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your annuity date.

 TAX CONSIDERATIONS

 If your contract is held under a tax-favored plan, you should consider the required minimum distribution rules under the tax law when selecting your annuity option.


 GUARANTEED MINIMUM INCOME BENEFIT
 The Guaranteed Minimum Income Benefit (GMIB), is an optional feature that guarantees that once the income period begins, your income payments will be no less than the GMIB protected value applied to the GMIB guaranteed annuity purchase rates. If you want the Guaranteed Minimum Income Benefit, you must elect it when you make your initial purchase payment. Once elected, the Guaranteed Minimum Income Benefit cannot be revoked. You may not elect both GMIB and the Lifetime Five Income Benefit.

 The GMIB protected value is calculated daily and is equal to the GMIB roll-up until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries, or number of years since the last GMIB reset, as described below. At this point, the GMIB protected value will be increased by any subsequent invested purchase payments and reduced proportionally by withdrawals.

 The Guaranteed Minimum Income Benefit is subject to certain restrictions described below.

..   The annuitant must be 75 or younger in order for you to elect the
    Guaranteed Minimum Income Benefit.
..   If you choose the Guaranteed Minimum Income Benefit, we will impose an annual charge equal to 0.50% for contracts sold on or after May 1, 2004 (0.45% for all other contracts) of the average GMIB protected value described below. The maximum

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

   GMIB charge is 1.00% of average GMIB protected value. Please note that the charge is calculated based on average GMIB protected value. Thus, for example, the fee would not decline on account of a reduction in Contract Value.

..   Under the contract terms governing the GMIB, we can require GMIB participants to invest only in designated underlying mutual funds or can require GMIB participants to invest according to an asset allocation model. Owners electing this benefit currently must allocate contract value to one or more of the following asset allocation portfolios of the Advanced Series Trust (we reserve the right to change these required portfolios on a prospective basis): AST Capital Growth Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Conservative Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio, AST Advanced Strategies Portfolio, AST First Trust Balanced Target Portfolio, AST First Trust Capital Appreciation Target Portfolio, or AST T. Rowe Price Asset Allocation Portfolio.
..   TO TAKE ADVANTAGE OF THE GUARANTEED MINIMUM INCOME BENEFIT, YOU MUST WAIT A
    CERTAIN AMOUNT OF TIME BEFORE YOU BEGIN THE INCOME PHASE. THE WAITING
    PERIOD IS THE PERIOD EXTENDING FROM THE CONTRACT DATE TO THE 7TH CONTRACT ANNIVERSARY BUT, IF THE GUARANTEED MINIMUM INCOME BENEFIT HAS BEEN RESET
    (AS DESCRIBED BELOW), THE WAITING PERIOD IS THE 7 YEAR PERIOD BEGINNING
    WITH THE DATE OF THE MOST RECENT RESET. IN LIGHT OF THIS WAITING PERIOD
    UPON RESETS, IT IS NOT RECOMMENDED THAT YOU RESET YOUR GUARANTEED MINIMUM INCOME BENEFIT IF THE REQUIRED BEGINNING DATE UNDER IRS MINIMUM
    DISTRIBUTION REQUIREMENTS WOULD COMMENCE DURING THE 7 YEAR WAITING PERIOD. SEE "MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION" IN SECTION 10
    FOR ADDITIONAL INFORMATION ON IRS REQUIREMENTS.


 Once the waiting period has elapsed, you will have a 30-day period each year, beginning on the contract anniversary (or in the case of a reset, the anniversary of the most recent reset), during which you may begin the income phase with the Guaranteed Minimum Income Benefit by submitting the necessary forms in good order to the Prudential Annuity Service Center.

 GMIB Roll-Up
 The GMIB roll-up is equal to the invested purchase payments (after a reset, the Contract Value at the time of the reset), increased daily at an effective annual interest rate of 5% starting on the date each invested purchase payment is made, until the cap is reached (GMIB roll-up cap). We will reduce this amount by the effect of withdrawals. The GMIB roll-up cap is equal to two times each invested purchase payment (for a reset, two times the sum of (1) the Contract Value at the time of the reset, and (2) any invested purchase payments made subsequent to the reset).

 Even if the GMIB roll-up cap has not been reached, we will nevertheless stop increasing the GMIB roll-up value by the effective annual interest rate on the latest of:

..   the contract anniversary coinciding with or next following the annuitant's
    80th birthday,
..   the 7th contract anniversary, or

..   7 years from the most recent GMIB reset (as described below).

 However, even if we stop increasing the GMIB roll-up value by the effective annual interest rate, we will still increase the GMIB protected value by subsequent invested purchase payments, reduced proportionally by withdrawals.

 Effect of Withdrawals
 In any contract year when the GMIB protected value is increasing at the rate of 5%, withdrawals will first reduce the GMIB protected value on a dollar-for-dollar basis, by the same dollar amount of the withdrawal up to the first 5% of GMIB protected value calculated on the contract anniversary (or, during the first contract year, on the contract date). Any withdrawals made after the dollar-for-dollar limit has been reached will proportionally reduce the GMIB protected value. We calculate the proportional reduction by dividing the Contract Value after the withdrawal by the Contract Value immediately following the withdrawal of any available dollar-for-dollar amount. The resulting percentage is multiplied by the GMIB protected value after subtracting the amount of the withdrawal that does not exceed 5%. In each contract year during which the GMIB protected value has stopped increasing at the 5% rate, withdrawals will reduce the GMIB protected value proportionally. The GMIB roll-up cap is reduced by the sum of all reductions described above.

 The following examples of dollar-for-dollar and proportional reductions assume: 1.) the contract date and the effective date of the GMIB are January 1, 2006; 2.) an initial purchase payment of $250,000; 3.) an initial GMIB protected value of $250,000; 4.) an initial 200% cap of $500,000; and 5.) an initial dollar-for-dollar limit of $12,500 (5% of $250,000):


 Example 1. Dollar-For-Dollar Reduction

 A $10,000 withdrawal is taken on February 1, 2006 (in the first contract year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the GMIB protected value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   The GMIB protected value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   The GMIB 200% cap is reduced by the amount withdrawn (i.e., by $10,000, from $500,000 to $490,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first contract year is also reduced by the amount withdrawn (from $12,500 to $2,500).

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 3: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE?
 (ANNUITIZATION) continued


 Example 2. Dollar-for-Dollar and Proportional Reductions

 A second $10,000 withdrawal is taken on March 1, 2006 (still within the first contract year). Immediately before the withdrawal, the Contract Value is $220,000 and the GMIB protected value is $241,941.95. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   The GMIB protected value is first reduced by the Remaining Limit (from
    $241,941.95 to $239,441.95).
..   The result is then further reduced by the ratio of A to B, where:
..   A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
    $7,500).
..   B is the Contract Value less the Remaining Limit ($220,000 - $2,500, or
    $217,500). The resulting GMIB protected value is: $239,441.95 X (1 - ($7,500/$217,500)), or $231,185.33.
..   The GMIB 200% cap is reduced by the sum of all reductions above ($490,000 -
    $2,500 - $8,256.62, or $479,243.38).
..   The Remaining Limit is set to zero (0) for the balance of the first contract year.


 Example 3. Dollar-for-Dollar Limit in Second Contract Year

 A $10,000 withdrawal is made on the first anniversary of the contract date, January 1, 2007 (second contract year). Prior to the withdrawal, the GMIB protected value is $240,837.69. The dollar-for-dollar limit is equal to 5% of this amount, or $12,041.88. As the amount withdrawn is less than the dollar-for-dollar limit:
..   The GMIB protected value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,837.69 to $230,837.69). The GMIB 200% cap is reduced by the amount withdrawn (i.e., by $10,000, from $479,243.38 to $469,243.38).
..   The Remaining Limit for the balance of the second contract year is also reduced by the amount withdrawn (from $12,041.88 to $2,041.88).

 GMIB Reset Feature

 You may elect to "reset" your GMIB protected value to equal your current Contract Value twice over the life of the contract. You may only exercise this reset option if the annuitant has not yet reached his or her 76th birthday. If you reset, you must wait a new 7-year period from the most recent reset to exercise the Guaranteed Minimum Income Benefit. Further, we will reset the GMIB roll-up cap to equal two times the GMIB protected value as of such date. Additionally, if you reset, we will determine the GMIB payout amount by using the GMIB guaranteed annuity purchase rates (specified in your contract) based on the number of years since the most recent reset. These purchase rates may be less advantageous than the rates that would have applied absent a reset.


 Payout Amount
 The Guaranteed Minimum Income Benefit payout amount is based on the age and sex of the annuitant (and, if there is one, the co-annuitant). After we first deduct a charge for any applicable premium taxes that we are required to pay, the payout amount will equal the greater of:

 1) the GMIB protected value as of the date you exercise the GMIB payout option, applied to the GMIB guaranteed annuity purchase rates (which are generally less favorable than the annuity purchase rates for annuity payments not involving GMIB) and based on the annuity payout option as described below, or

 2) the adjusted Contract Value - that is, the value of the contract adjusted for any market value adjustment minus any charge we impose for premium taxes and withdrawal charges - as of the date you exercise the GMIB payout option applied to the current annuity purchase rates then in use.

 GMIB Annuity Payout Options
 We currently offer two Guaranteed Minimum Income Benefit annuity payout options. Each option involves payment for at least a period certain of ten years. In calculating the amount of the payments under the GMIB we apply certain assumed interest rates, equal to 2% annually for a waiting period of 7-9 years, and 2.5% annually for waiting periods of 10 years or longer for contracts sold on or after May 1, 2004 (and 2.5% annually for a waiting period of 7-9 years, 3% annually for a waiting period of 10-14 years, and 3.5% annually for waiting periods of 15 years or longer for all other contracts).

 GMIB Option 1
 Single Life Payout Option: We will make monthly payments for as long as the annuitant lives, with payments for a period certain. We will stop making payments after the later of the death of the annuitant or the end of the period certain.

 GMIB Option 2
 Joint Life Payout Option: In the case of an annuitant and co-annuitant, we will make monthly payments for the joint lifetime of the annuitant and co-annuitant, with payments for a period certain. If the co-annuitant dies first, we will continue to make payments until the later of the death of the annuitant and the end of the period certain. If the annuitant dies first, we will continue to make payments until the later of the death of the co-annuitant and the end of the period certain, but if the period certain ends first, we will reduce the amount of each payment to 50% of the original amount.

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

 You have no right to withdraw amounts early under either GMIB payout option. We may make other payout frequencies available, such as quarterly, semi-annually or annually.


 Because we do not impose a new waiting period for each subsequent purchase payment, if you choose the Guaranteed Minimum Income Benefit, we reserve the right to limit subsequent purchase payments if we discover that by the timing of your purchase payments, your GMIB protected value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial purchase payment and other actions that may artificially increase the GMIB protected value. Certain state laws may prevent us from limiting your subsequent purchase payments. You must exercise one of the GMIB payout options described above no later than 30 days after the later of the contract anniversary coinciding with or next following the annuitant's attainment of age 90 or the 10th contract anniversary.


 You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event that your Contract Value declines significantly due to negative investment performance. If your Contract Value is not significantly affected by negative investment performance, it is unlikely that the purchase of GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing non-GMIB annuity payout options. Therefore, you may generate higher income payments if you were to annuitize a lower Contract Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher GMIB protected value than your Contract Value but at the annuity purchase rates guaranteed under the GMIB.

 Terminating The Guaranteed Minimum Income Benefit
 The Guaranteed Minimum Income Benefit cannot be terminated by the owner once elected. The GMIB automatically terminates as of the date the contract is fully surrendered, on the date the death benefit is payable to your beneficiary (unless your surviving spouse elects to continue the contract), or on the date that your Contract Value is transferred to begin making annuity payments. The GMIB may also be terminated if you designate a new annuitant who would not be eligible to elect the GMIB based on his or her age at the time of the change.

 Upon termination of the GMIB, we will deduct the charge from your Contract Value for the portion of the contract year since the prior contract anniversary (or the contract date if in the first contract year).

 HOW WE DETERMINE ANNUITY PAYMENTS
 Generally speaking, the annuity phase of the contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (fixed period annuities) or for the duration of the life of the annuitant (and possibly co-annuitant) (life annuities). There are certain assumptions that are common to both fixed period annuities and life annuities. In each type of annuity, we assume that the value you apply at the outset toward your annuity payments earns interest throughout the payout period. For annuity options within the GMIB, this interest rate ranges from 2% to 2.5% for contracts sold on or after May 1, 2004 (and 2.5% to 3.5% for all other contracts). For non-GMIB annuity options, the guaranteed minimum rate is 3%. The GMIB guaranteed annuity purchase rates in your contract depict the minimum amounts we will pay (per $1000 of adjusted Contract Value). If our current annuity purchase rates on the annuity date are more favorable to you than the guaranteed rates, we will make payments based on those more favorable rates.

 Other assumptions that we use for life annuities and fixed period annuities differ, as detailed in the following overview:

 Fixed Period Annuities
 Currently, we offer fixed period annuities only under the Income Appreciator Benefit and non-GMIB annuity options. Generally speaking, in determining the amount of each annuity payment under a fixed period annuity, we start with the adjusted Contract Value, add interest assumed to be earned over the fixed period, and divide the sum by the number of payments you have requested. The life expectancy of the annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a fixed period that exceeds life expectancy.

 Life Annuities
 There are more variables that affect our calculation of life annuity payments. Most importantly, we make several assumptions about the annuitant's or co-annuitant's life expectancy, including the following: . The Annuity 2000 Mortality Table is the starting point for our life expectancy assumptions. This table anticipates longevity of an insured population based on historical experience and reflecting anticipated experience for the year 2000.

 Guaranteed and GMIB Annuity Payments
 Because life expectancy has lengthened over the past few decades, and likely will increase in the future, our life annuity calculations anticipate these developments. We do this largely by making a hypothetical reduction in the age of the annuitant (or co-annuitant), in lieu of using the annuitant's (or co-annuitant's) actual age, in calculating the payment amounts. By using such a reduced age, we base our calculations on a younger person, who generally would live longer and therefore draw life annuity

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 3: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE?
 (ANNUITIZATION) continued

 payments over a longer time period. Given the longer pay-out period, the payments made to the younger person would be less than those made to an older person. We make two such age adjustments:

 1. First, for all annuities, we start with the age of the annuitant (or co-annuitant) on his/her most recent birthday and reduce that age by either
    (a)four years, for life annuities under the GMIB sold in contracts on or after May 1, 2004 or
    (b)two years, with respect to guaranteed payments under life annuities not involving GMIB, as well as GMIB payments under contracts not described in (a) immediately above. For the reasons explained above in this section, the four year age reduction causes a greater reduction in the amount of the annuity payments than does the two-year age reduction.

 2. Second, for life annuities under both versions of GMIB as well as guaranteed payments under life annuities not involving GMIB, we make a further age reduction according to the table in your contract entitled "Translation of Adjusted Age." As indicated in the table, the further into the future the first annuity payment is, the longer we expect the person receiving those payments to live, and the more we reduce the annuitant's (or co-annuitant's) age.

 Current Annuity Payments
 Immediately above, we have referenced how we determine annuity payments based on "guaranteed" annuity purchase rates. By "guaranteed" annuity purchase rates, we mean the minimum annuity purchase rates that are set forth in your annuity contract and thus contractually guaranteed by us. "Current" annuity purchase rates, in contrast, refer to the annuity purchase rates that we are applying to contracts that are entering the annuity phase at a given point in time. These current annuity purchase rates vary from period to period, depending on changes in interest rates and other factors. We do not guarantee any particular level of current annuity purchase rates. When calculating current annuity purchase rates, we use the actual age of the annuitant (or co-annuitant), rather than any reduced age.

 4: WHAT IS THE DEATH BENEFIT?

 THE DEATH BENEFIT FEATURE PROTECTS THE CONTRACT VALUE FOR THE BENEFICIARY.

 BENEFICIARY

 The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. A change of beneficiary will take effect on the date you sign the change request form, provided we receive the form in good order. Unless an irrevocable beneficiary has been named, during the accumulation period, you can change the beneficiary at any time before the owner or last survivor, if there are spousal joint owners, dies. However, if the contract is jointly owned, the owner must name the joint owner and the joint owner must name the owner as the beneficiary. For entity-owned contracts, we pay a death benefit upon the death of the annuitant.


 CALCULATION OF THE DEATH BENEFIT
 If the owner or joint owner dies during the accumulation phase, we will, upon receiving the appropriate proof of death and any other needed documentation in good order (proof of death), pay a death benefit to the beneficiary designated by the deceased owner or joint owner. If there is a sole owner and there is only one beneficiary who is the owner's spouse on the date of death, then the surviving spouse may continue the contract under the Spousal Continuance Option. If there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary on the date of death, then, at the death of the first to die, the death benefit will be paid to the surviving owner or the surviving owner may continue the contract under the Spousal Continuance Option.

 Upon receiving appropriate proof of death, the beneficiary will receive the greater of the following:

 1) The current Contract Value (as of the time we receive proof of death in good order). If you have purchased the Contract With Credit, we will first deduct any credit corresponding to a purchase payment made within one year of death. We impose no market value adjustment on Contract Value held within the market value adjustment option when a death benefit is paid.

 2) Either the base death benefit, which equals the total invested purchase payments you have made proportionally reduced by any withdrawals, or, if you have chosen the Guaranteed Minimum Death Benefit (GMDB), the GMDB protected value.

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

 GUARANTEED MINIMUM DEATH BENEFIT
 The Guaranteed Minimum Death Benefit provides for the option to receive an enhanced death benefit upon the death of the sole owner or the first to die of the owner or joint owner during the accumulation phase.

 The GMDB protected value option equals the GMDB step-up. The GMDB protected value is calculated daily.

 GMDB Step-Up
 IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments, and proportionally reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the Contract Value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will increase by invested purchase payments and reduce proportionally by withdrawals.

 We stop increasing the GMDB step-up by any appreciation in the Contract Value on the later of:
..   the contract anniversary coinciding with or next following the sole or older owner's 80th birthday, or

..   the 5th contract anniversary.


 However, we still increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

 Here is an example of a proportional reduction:

 The current Contract Value is $100,000 and the protected value is $80,000. The owner makes a withdrawal that reduces the Contract Value by 25% (including the effect of any withdrawal charges). The new protected value is $60,000, or 75% of what it was before the withdrawal.

 IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary, we will adjust the GMDB step-up to the greater of the then current GMDB step-up or the Contract Value as of that contract anniversary. Thereafter, we will only increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

 Special rules apply if the beneficiary is the spouse of the owner and the contract does not have a joint owner. In that case, upon the death of the owner, the spouse will have the choice of the following:

..   If the sole beneficiary under the contract is the owner's spouse, and the other requirements of the Spousal Continuance Option are met, then the contract can continue, and the spouse will become the new owner of the contract; or
..   The spouse can receive the death benefit. A surviving spouse who is eligible for the Spousal Continuance Option must choose between that benefit and receiving the death benefit during the first 60 days following our receipt of proof of death.

 If ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the Contract Value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that Contract Value as a purchase payment occurring on that date.

 SPECIAL RULES IF JOINT OWNERS
 If the contract has an owner and a joint owner and they are spouses at the time that one dies, the Spousal Continuance Option may apply. If the contract has an owner and a joint owner and they are not spouses at the time one dies, we will pay the death benefit and the contract will end.

 PAYOUT OPTIONS

 Originally, a beneficiary could, within 60 days of providing proof of death, take the death benefit as follows:

 With respect to a death benefit paid before March 19, 2007, the death benefit payout options were:


 Choice 1. Lump sum payment of the death benefit.

 If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.


 Choice 2. The payment of the entire death benefit within a period of 5 years from the date of death of the first-to-die of the owner or joint owner.


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 4: WHAT IS THE DEATH BENEFIT? continued



 The entire death benefit will include any increases or losses resulting from the performance of the variable or fixed interest rate options during this period. During this period the beneficiary may: reallocate the Contract Value among the variable, fixed interest rate options or the market value adjustment; name a beneficiary to receive any remaining death benefit in the event of the beneficiary's death; and make withdrawals from the Contract Value, in which case, any such withdrawals will not be subject to any withdrawal charges. However, the beneficiary may not make any purchase payments to the contract.


 During this 5 year period, we will continue to deduct from the death benefit proceeds the charges and costs that were associated with the features and benefits of the contract. Some of these features and benefits may not be available to the beneficiary, such as the Guaranteed Minimum Income Benefit.


 Choice 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the owner.

 Any portion of the death benefit not applied under Choice 3 within one year of the date of death of the first to die must be distributed within five years of that date of death.


 The tax consequences to the beneficiary vary among the three death benefit payout options. See Section 9, "What Are The Tax Considerations Associated With The Strategic Partners Annuity One Contract?"


 With respect to a death benefit paid on or after March 19, 2007, unless the surviving spouse opts to continue the contract (or spousal continuance is required under the terms of your contract), a beneficiary of the death benefit may, within 60 days of providing proof of death also take the death benefit as indicated above, or as follows:


..   as a lump sum. If the beneficiary does not choose a payout option within sixty days, the beneficiary will be paid in this manner; or
..   as payment of the entire death benefit within a period of 5 years from the date of death; or
..   as a series of payments not extending beyond the life expectancy of the beneficiary, or over the life of the beneficiary. Payments under this option must begin within one year of the date of death; or
..   as the beneficiary continuation option, described immediately below.

 BENEFICIARY CONTINUATION OPTION
 Instead of receiving the death benefit in a single payment, or under an annuity option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code. This "Beneficiary Continuation Option" is described below and is only available for an IRA, Roth IRA, SEP IRA, 403(b), or a non-qualified contract.

 Under the beneficiary continuation option:


..   The owner's contract will be continued in the owner's name, for the benefit of the beneficiary.

..   The beneficiary will be charged an amount equal to 1.00% daily against the average daily net assets allocated to the variable investment options.

..   The beneficiary will incur an annual maintenance fee equal to the lesser of
    $30 or 2% of contract value if the Contract Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
..   The initial Contract Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if they had taken a lump sum distribution.

..   The available variable investment options will be among those available to the Owner at the time of death, however certain variable investment options may not be available.
..   The beneficiary may request transfers among variable investment options, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
..   No additional Purchase Payments can be applied to the contract.

..   The basic death benefit and any optional benefits elected by the owner will no longer apply to the beneficiary.
..   The beneficiary can request a withdrawal of all or a portion of the
    Contract Value at any time without application of any applicable CDSC unless the Beneficiary Continuation Option was the payout predetermined by the owner and the owner restricted the beneficiary's withdrawal rights.
..   Withdrawals are not subject to the CDSC.

..   Upon the death of the beneficiary, any remaining Contract Value will be paid in a lump sum to the person(s) named by the beneficiary, unless the beneficiary named a successor who may continue receiving payments.

 Currently only investment options corresponding to Portfolios of the Advanced Series Trust and the Prudential Money Market Portfolio of The Prudential Series Fund are available under the Beneficiary Continuation Option.


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

 Your beneficiary will be provided with a prospectus and a settlement agreement that will describe this option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the beneficiary continuation option. We may pay compensation to the selling broker-dealer based on amounts held in the Beneficiary Continuation Option.


 Alternative Death Benefit Payment Options - Contracts Owned By Individuals (Not Associated With Tax-Favored Plans)
 Except in the case of Spousal Continuance as described below, upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

 If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

 In the event of your death before the annuity date, the death benefit must be distributed:
..   by December 31st of the year including the five year anniversary of the date of death; or
..   as a series of annuity payments not extending beyond the life expectancy of the beneficiary or over the life of the beneficiary. Payments under this option must begin within one year of the date of death.

 Unless you have made an election prior to death benefit proceeds becoming due, a beneficiary can elect to receive the death benefit proceeds under the Beneficiary Continuation Option as described above in the section entitled "Beneficiary Continuation Option," or as a series of fixed annuity payments. See the section entitled "What Kind of Payments Will I Receive During the Income Phase?"


 Alternative Death Benefit Payment Options - Contracts Held By Tax-Favored Plans The Code provides for alternative death benefit payment options when a contract is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated beneficiary and whether the beneficiary is your surviving spouse.

..   If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.
..   If you die before a designated beneficiary is named and before the date
    Required Minimum Distributions must begin under the Code, the death benefit must be paid out within five years from the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary.
..   If you die before a designated beneficiary is named and after the date
    Required Minimum Distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect.
    For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary.


 A beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 4: WHAT IS THE DEATH BENEFIT? continued

 SPOUSAL CONTINUANCE OPTION
 This option is available if, on the date we receive proof of the owner's death (or annuitant's death, for custodial contracts) in good order (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse, or (2) for contracts sold on or after May 1, 2003 or upon subsequent state approval, there are an owner and joint owner of the contract, and the joint owner is the owner's spouse and the owner's beneficiary under the contract or (3) for contracts sold on or after May 1, 2003 or upon subsequent state approval, the contract is held by a Custodial Account and the custodian of the account has elected to continue the contract, and designate the surviving spouse as annuitant. Continuing the contract in the latter scenario will result in the contract no longer qualifying for tax deferral under the Internal Revenue Code. However, such tax deferral should result from the ownership of the contract by the Custodial Account. Spousal continuance may be available where the contract is owned by certain other types of entity-owners. Please consult your tax or legal adviser.

 In no event, however, can the annuitant be older than the maximum age for annuitization on the date of the owner's death, nor can the surviving spouse be older than 95 on the date of the owner's death (or the annuitant's death, in the case of a custodially-owned contract referenced above). Assuming the above conditions are present, the surviving spouse (or custodian, for the custodially-owned contracts referenced above) can elect the Spousal Continuance Option, but must do so no later than 60 days after furnishing proof of death in good order.

 Upon activation of the Spousal Continuance Option, the Contract Value is adjusted to equal the amount of the death benefit to which the surviving spouse would have been entitled. This Contract Value will serve as the basis for calculating any death benefit payable upon the death of the surviving spouse. We will allocate any increase in the adjusted Contract Value among the variable, fixed interest rate or market value adjustment options in the same proportions that existed immediately prior to the spousal continuance adjustment. We will waive the $1,000 minimum requirement for the market value adjustment option.


 Under the Spousal Continuance Option, we waive any potential withdrawal charges applicable to purchase payments made prior to activation of the Spousal Continuance Option. However, we will continue to impose withdrawal charges on purchase payments made after activation of this benefit. In addition, the Contract Value allocated to the market value adjustment option will remain subject to a potential market value adjustment.


 IF YOU ELECTED THE BASE DEATH BENEFIT, then upon activation of the Spousal Continuance Option, we will adjust the Contract Value to equal the greater of:
..   the Contract Value, or
..   the sum of all invested purchase payments (adjusted for withdrawals).

 IF YOU HAVE ELECTED THE GMDB STEP-UP, we will adjust the Contract Value to equal the greater of:
..   the Contract Value, or
..   the GMDB step-up.

 After we have made the adjustment to Contract Value set out immediately above, we will continue to compute the GMDB step-up under the surviving spousal owner's contract, and will do so in accordance with the preceding discussion in this section.

 If the contract is being continued by the surviving spouse, the attained age of the surviving spouse will be the basis used in determining the death benefit payable under the Guaranteed Minimum Death Benefit provisions of the contract. The contract may not be continued upon the death of a spouse who had assumed ownership of the contract through the exercise of the Spousal Continuance Option.

 IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, it will be continued for the surviving spousal owner. All provisions of the Guaranteed Minimum Income Benefit (i.e., waiting period, GMIB roll-up cap, etc.) will remain the same as on the date of the owner's death. If the GMIB reset feature was never exercised, the surviving spousal owner can exercise the GMIB reset feature twice. If the original owner had previously exercised the GMIB reset feature once, the surviving spousal owner can exercise the GMIB reset once. However, the surviving spouse (or new annuitant designated by the surviving spouse) must be under 76 years of age at the time of reset. If the original owner had previously exercised the GMIB reset feature twice, the surviving spousal owner may not exercise the GMIB reset at all. If the attained age of the surviving spouse at activation of the Spousal Continuance Option, when added to the remainder of the GMIB waiting period to be satisfied, would preclude the surviving spouse from utilizing the Guaranteed Minimum Income Benefit, we will revoke the Guaranteed Minimum Income Benefit under the contract at that time and we will no longer charge for that benefit.



 IF YOU ELECTED THE INCOME APPRECIATOR BENEFIT, on the owner's death (or first-to-die, in the case of joint owners), the Income Appreciator Benefit will end unless the contract is continued by the deceased owner's surviving spouse under the Spousal Continuance Option. If the contract is continued by the surviving spouse, we will continue to pay the balance of any Income Appreciator Benefit payments until the earliest to occur of the following:
 (a) the date on which 10 years' worth of IAB automatic withdrawal payments or IAB credits, as applicable, have been paid,
 (b) the latest date on which annuity payments would have had to have commenced had the owner not died (i.e., the later of the contract anniversary next following the annuitant's 90th birthday or the 10th contract anniversary), or
 (c) the later of the 10th contract anniversary or the contract anniversary next following the surviving spouse's 90thbirthday (or the annuitant's 90th birthday if other than the surviving spouse).


 If the Income Appreciator Benefit has not been in force for 7 contract years, the surviving spouse may not activate the benefit until it has been in force for 7 contract years. If the attained age of the surviving spouse at activation of the Spousal Continuance Option, when added to the remainder of the Income Appreciator Benefit waiting period to be satisfied, would preclude the surviving spouse from utilizing the Income Appreciator Benefit, we will revoke the Income Appreciator Benefit under the contract at that time and we will no longer charge for that benefit. If the Income Appreciator Benefit has been in force for 7 contract years or more, but the benefit has not been activated, the surviving spouse may activate the benefit at any time after the contract has been continued. If the Income Appreciator Benefit is activated after the contract is continued by the surviving spouse, the Income Appreciator Benefit calculation will exclude any amount added to the contract at the time of spousal continuance resulting from any death benefit value exceeding the Contract Value.


 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS?

 LIFETIME FIVE/SM/ INCOME BENEFIT

 The Lifetime Five Income Benefit (Lifetime Five) is an optional feature that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Contract Value, subject to our rules regarding the timing and amount of withdrawals. There are two options--one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount (than the first option) as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the Withdrawal Benefit will be zero. You do not choose between these two options; each option will continue to be available as long as the annuity has a Contract Value and Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Contract Value is zero. The option may be appropriate if you intend to make periodic withdrawals from your contract and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals--the guarantees are not lost if you withdraw less than the maximum allowable amount each year.

 Lifetime Five is subject to certain restrictions described below.
..   Currently, Lifetime Five can only be elected once each contract year, and only where the annuitant and the contract owner are the same person or, if the contract owner is an entity, where there is only one annuitant. We reserve the right to limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to contract owners who have an effective Lifetime Five Income Benefit.
..   The annuitant must be at least 45 years old when Lifetime Five is elected.
..   Lifetime Five is not available if you elect the Guaranteed Minimum Income
    Benefit or Income Appreciator Benefit.

..   Owners electing this benefit prior to December 5, 2005, were required to allocate Contract Value to one or more of the following asset allocation portfolios of the Prudential Series Fund: SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio. Owners electing this benefit after December 5, 2005 must allocate Contract Value to one or more of the following asset allocation portfolios of Advanced Series Trust: AST Capital Growth Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Conservative Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio, AST Advanced Strategies Portfolio, AST First Trust Balanced Target Portfolio, AST First Trust Capital Appreciation Target Portfolio, AST T. Rowe Price Asset Allocation Portfolio, AST American Century Strategic Allocation Portfolio, or AST UBS Dynamic Alpha Strategy Portfolio. As specified in this paragraph, you generally must allocate your Contract Value in accordance with the then-available option(s) that we may prescribe, in order to elect and maintain Lifetime Five. If, subsequent to your election of the benefit, we change our requirements for how Contract Value must be allocated under the benefit, that new requirement will apply only to new elections of the benefit, and will not compel you to re-allocate your Contract Value in accordance with our newly-adopted requirements. All subsequent transfers and purchase payments will be subject to the new investment limitations.


 Protected Withdrawal Value
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit.

 The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your contract following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of:
 (A) the Contract Value on the date you elect Lifetime Five, plus any additional Purchase Payments (and any Credits), each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your contract, as applicable, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier;
 (B) the Contract Value on the date of the first withdrawal from your contract, prior to the withdrawal; (C) the highest Contract Value on each contract anniversary, plus subsequent Purchase

 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued


 Payments (plus any Credits) prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to A and C above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments (plus any Credits).
..   If you elect Lifetime Five at the time you purchase your contract, the
    Contract Value will be your initial Purchase Payment (plus any Credits).

..   For existing contract owners who are electing the Lifetime Five Benefit, the Contract Value on the date of the contract owner's election of Lifetime Five will be used to determine the initial Protected Withdrawal Value.

..   If you make additional Purchase Payments after your first withdrawal, the
    Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment (plus any Credits).


 Step-Up of the Protected Withdrawal Value

 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Contract Value is greater than the Protected Withdrawal Value.


 If you elected the Lifetime Five program on or after March 20, 2006:
..   you are eligible to step-up the Protected Withdrawal Value on or after the
    1st anniversary of the first withdrawal under the Lifetime Five program.

..   the Protected Withdrawal Value can be stepped up again on or after the 1st anniversary of the preceding step-up.

 If you elected Lifetime Five prior to March 20, 2006 and that original election remains in effect:

..   you are eligible to step-up the Protected Withdrawal Value on or after the
    5th anniversary of the first withdrawal under the Lifetime Five program.

..   the Protected Withdrawal Value can be stepped up again on or after the 5th anniversary of the preceding step-up.


 In either scenario (i.e., elections before or after March 20, 2006) if you elect to step-up the Protected Withdrawal Value under the program, and on the date you elect to step-up, the charges under the Lifetime Five program have changed for new purchasers, you may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Contract Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Contract Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.


 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

 If you elected Lifetime Five on or after March 20, 2006 and have also elected the Auto Step-Up feature:
..   the first Auto Step-Up opportunity will occur on the 1st contract anniversary that is at least one year after the later of (1) the date of the first withdrawal under Lifetime Five or (2) the most recent step-up.
..   your Protected Withdrawal Value will only be stepped-up if 5% of the
    Contract Value is greater than the Annual Income Amount by any amount.
..   if at the time of the first Auto Step-Up opportunity, 5% of the Contract
    Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive contract anniversary until a step-up occurs.
..   once a step-up occurs, the next Auto Step-Up opportunity will occur on the
    1st contract anniversary that is at least one year after the most recent step-up.

 If you elected Lifetime Five prior to March 20, 2006 and have also elected the Auto Step-Up feature:
..   the first Auto Step-Up opportunity will occur on the contract anniversary that is at least five years after the later of (1) the date of the first withdrawal under Lifetime Five or (2) the most recent step-up.
..   your Protected Withdrawal Value will only be stepped-up if 5% of the
    Contract Value is greater than the Annual Income Amount by 5% or more.
..   if at the time of the first Auto Step-Up opportunity, 5% of the Contract
    Value does not exceed the Annual Income Amount by 5% or more, an Auto Step-Up opportunity will occur on each successive contract anniversary until a step-up occurs.
..   once a step-up occurs, the next Auto Step-Up opportunity will occur on the contract anniversary that is at least 5 years after the most recent step-up.

 In either scenario (i.e., elections before or after March 20, 2006), if on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

 The Protected Withdrawal Value is reduced each time a withdrawal is made on a "dollar-for-dollar" basis up to 7% per contract year of the Protected Withdrawal Value and on the greater of a "dollar-for-dollar" basis or a pro rata basis for withdrawals in a contract year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point, the Annual Withdrawal Amount will be zero until such time (if any) as the contract reflects a Protected Withdrawal Value (for example, due to a step-up or additional purchase payments being made into the contract).


 Annual Income Amount Under the Life Income Benefit.

 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under Lifetime Five, if your cumulative withdrawals in a contract year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent contract years. If your cumulative withdrawals are in excess of the Annual Income Amount (Excess Income), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Contract Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any withdrawal charges that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Contract Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the purchase payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 Annual Withdrawal Amount Under the Withdrawal Benefit
 The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under Lifetime Five, if your cumulative withdrawals each contract year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a "dollar-for-dollar" basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount (Excess Withdrawal), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Contract Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any withdrawal charges that may apply. When you elect a step-up, your Annual Withdrawal Amount increases to equal 7% of your Contract Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional purchase payments. The amount of the increase is equal to 7% of any additional purchase payments. A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

 Lifetime Five does not affect your ability to make withdrawals under your contract or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each contract year.
..   If, cumulatively, you withdraw an amount less than the Annual Withdrawal
    Amount under the Withdrawal Benefit in any contract year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent contract years.
..   If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any contract year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent contract years.

 However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount or Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the contract date and the effective date of Lifetime Five are February 1, 2005; 2.) an initial purchase payment of $250,000; 3.) the Contract Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Contract Value is equal to $263,000. The values set forth here are purely hypothetical and do not reflect the charge for Lifetime Five.

 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued



 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):


 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05(393/365) = $263,484.33
 (b)Contract Value on March 1, 2006 (the date of the first withdrawal) =
    $263,000
 (c)Contract Value on February 1, 2006 (the first contract anniversary) =
    $265,000


 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 Example 1. Dollar-for-Dollar Reduction
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current contract year = $18,550 -
    $10,000 = $8,550
..   Annual Withdrawal Amount for future contract years remains at $18,550
..   Remaining Annual Income Amount for current contract year = $13,250 -
    $10,000 = $3,250
..   Annual Income Amount for future contract years remains at $13,250
..   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

 Example 2. Dollar-for-Dollar and Proportional Reductions
 a) If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current contract year = $18,550 -
    $15,000 = $3,550
..   Annual Withdrawal Amount for future contract years remains at $18,550
..   Remaining Annual Income Amount for current contract year = $0
..   Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 =
    $1,750) reduces Annual Income Amount for future contract years.
..   Reduction to Annual Income Amount = Excess Income/Contract Value before
    Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X
    $13,250 = $93
..   Annual Income Amount for future contract years = $13,250 - $93 = $13,157
..   Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000
 b) If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current contract year = $0
..   Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 =
    $6,450) reduces Annual Withdrawal Amount for future contract years.
..   Reduction to Annual Withdrawal Amount = Excess Withdrawal/Contract Value
    before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489
..   Annual Withdrawal Amount for future contract years = $18,550 - $489 =
    $18,061
..   Remaining Annual Income Amount for current contract year = $0
..   Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 =
    $11,750) reduces Annual Income Amount for future contract years.
..   Reduction to Annual Income Amount = Excess Income/Contract Value before
    Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623
..   Annual Income Amount for future contract years = $13,250 - $623 = $12,627
..   Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount
    ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction.
..   Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450

..   Proportional reduction = Excess Withdrawal/Contract Value before Excess
    Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503

..   Protected Withdrawal Value = $246,450 - max [$6,450, $6,503] = $239,947

 Example 3. Step-Up of the Protected Withdrawal Value
 If the Annual Income Amount ($13,250) is withdrawn each year starting on
 March 1, 2006 for a period of 3 years, the Protected Withdrawal Value on February 1, 2012 would be reduced to $225,250 {$265,000--($13,250 X 3)}. If a step-up is elected on February 1, 2012, and the Contract Value on February 1, 2012 is $280,000, then the following values would result:
..   Protected Withdrawal Value = Contract Value on February 1, 2012 = $280,000
..   Annual Income Amount is equal to the greater of the current Annual Income
    Amount or 5% of the stepped up Protected Withdrawal Value. Current Annual Income Amount is $13,250. 5% of the stepped up Protected Withdrawal Value is 5% of $280,000, which is $14,000. Therefore, the Annual Income Amount is increased to $14,000.

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

..   Annual Withdrawal Amount is equal to the greater of the current Annual
    Withdrawal Amount or 7% of the stepped up Protected Withdrawal Value. Current Annual Withdrawal Amount is $18,550. 7% of the stepped-up Protected Withdrawal Value is 7% of $280,000, which is $19,600. Therefore the Annual Withdrawal Amount is increased to $19,600.

..   Because the Contract Date and Effective Date of Lifetime Five for this example is prior to March 20, 2006, if the step-up request on February 1, 2012 was due to the election of the auto step-up feature, we would first check to see if an auto step-up should occur by checking to see if 5% of the Contract Value exceeds the Annual Income Amount by 5% or more. 5% of the Contract Value is equal to 5% of $280,000, which is $14,000. 5% of the Annual Income Amount ($13,250) is $662.50, which added to the Annual Income Amount is $13,912.50. Since 5% of the Contract Value is greater than $13,912.50, the step-up would still occur in this scenario, and all of the values would be increased as indicated above. Had the Contract Date and Effective Date of the Lifetime Five Benefit been on or after March 20, 2006, the step-up would still occur because 5% of the Contract Value is greater than the Annual Income Amount.


 Benefits Under Lifetime Five
..   If your Contract Value is equal to zero, and the cumulative withdrawals in the current contract year are greater than the Annual Withdrawal Amount, Lifetime Five will terminate. To the extent that your Contract Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Once you make this election we will make an additional payment for that contract year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the contract year, if any, depending on the option you choose. In subsequent contract years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount. You will not be able to change the option after your election and no further purchase payments will be accepted under your contract. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current contract year that reduced your Contract Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Contract Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Contract Value equals zero no further purchase payments will be accepted under your contract.
..   If annuity payments are to begin under the terms of your contract or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent contract years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

    1. apply your Contract Value to any annuity option available;
    2. request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the annuitant's death; or
    3. request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the annuitant's death or the date the Protected Withdrawal Value is depleted.

 We must receive your request in a form acceptable to us at the Prudential Annuity Service Center.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your contract. The amount that will be applied to provide such annuity payments will be the greater of:

    1. the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your contract; and
    2. the Contract Value.

 If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations
..   Withdrawals under Lifetime Five are subject to all of the terms and conditions of the contract, including any withdrawal charges.
..   Withdrawals made while Lifetime Five is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the contract. Lifetime Five does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal (plus any applicable withdrawal charges). If you surrender your contract, you will receive the current Contract Value, not the Protected Withdrawal Value.

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 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued


..   You can make withdrawals from your contract while your Contract Value is greater than zero without purchasing Lifetime Five. Lifetime Five provides a guarantee that if your Contract Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.

 Election of Lifetime Five
 Lifetime Five can be elected at the time you purchase your contract, or after the contract date. Elections of Lifetime Five are subject to our eligibility rules and restrictions. The contract owner's Contract Value as of the date of election will be used as the basis to calculate the initial Protected Withdrawal Value, the initial Annual Withdrawal Amount, and the initial Annual Income Amount.

 Termination of Lifetime Five
 Lifetime Five terminates automatically when your Protected Withdrawal Value and Annual Income Amount reach zero. You may terminate Lifetime Five at any time by notifying us. If you terminate Lifetime Five, any guarantee provided by the benefit will terminate as of the date the termination is effective.

 Lifetime Five terminates:
..   upon your surrender of the contract,

..   upon the death of the annuitant (but your surviving spouse may elect a new
    Lifetime Five Benefit if your spouse elects the Spousal Continuance Option and your spouse would then be eligible to elect the Benefit as if he/she were a new purchaser),

..   upon a change in ownership of the contract that changes the tax identification number of the contract owner, or
..   upon your election to begin receiving annuity payments.

 We cease imposing the charge for Lifetime Five upon the earliest to occur of
 (i) your election to terminate the benefit, (ii) our receipt of appropriate proof of the death of the owner (or annuitant, for entity owned contracts),
 (iii) the annuity date, (iv) automatic termination of the benefit due to an impermissible change of owner or annuitant, or (v) a withdrawal that causes the benefit to terminate.

 While you may terminate Lifetime Five at any time, we may not terminate the benefit other than in the circumstances listed above. However, we may stop offering Lifetime Five for new elections or re-elections at any time in the future.


 Currently, if you terminate Lifetime Five, you generally will only be permitted to re-elect the benefit or elect another lifetime withdrawal benefit on any anniversary of the contract date that is at least 90 calendar days from the date the benefit was last terminated.


 If you elected Lifetime Five at the time you purchased your contract and prior to March 20, 2006, and you terminate Lifetime Five, there will be no waiting period before you can re-elect the benefit or elect Spousal Lifetime Five. However, once you choose to re-elect/elect, the waiting period described above will apply to subsequent re-elections. If you elected Lifetime Five after the time you purchased your contract, but prior to March 20, 2006, and you terminate Lifetime Five, you must wait until the contract anniversary following your cancellation before you can re-elect the benefit or elect Spousal Lifetime Five. Once you choose to re-elect/elect, the waiting period described above will apply to subsequent re-elections. We reserve the right to limit the re-election/election frequency in the future. Before making any such change to the re-election/election frequency, we will provide prior notice to contract owners who have an effective Lifetime Five Income Benefit.


 Additional Tax Considerations for Qualified Contracts

 If you purchase an annuity contract as an investment vehicle for "qualified" investments, including an IRA, the minimum distribution rules under the Code require that you begin receiving periodic amounts from your annuity contract beginning after age 70 1/2. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any contract year that required minimum distributions due from your contract are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the contract payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.


 SPOUSAL LIFETIME FIVE/SM/ INCOME BENEFIT
 Spousal Lifetime Five must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 55 years old when the benefit is elected. Spousal Lifetime Five is not available if you elect any other optional living or death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Contract Value in accordance with the then permitted and available option(s). Owners electing this benefit currently must allocate Contract Value to one or more of the following asset allocation portfolios of the Advanced Series Trust (we reserve the right to change these required portfolios on a prospective basis):
 AST Capital Growth Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Conservative Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio, AST Advanced Strategies Portfolio, AST First Trust Balanced Target Portfolio, AST First Trust Capital Appreciation Target Portfolio, AST T. Rowe Price Asset Allocation Portfolio, AST UBS Dynamic Alpha Strategy Portfolio or AST American Century Strategic Allocation Portfolio. Currently, if you elect Spousal Lifetime Five and subsequently terminate the benefit, there may be a restriction on your ability to re-elect Spousal Lifetime Five and elect another lifetime withdrawal benefit. We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to contract owners who have an effective Spousal Lifetime Five Income Benefit.


 We offer a benefit that guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount (Spousal Life Income Benefit) equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Contract Value, subject to our rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Contract Value is zero. Spousal Lifetime Five may be appropriate if you intend to make periodic withdrawals from your annuity, wish to ensure that market performance will not affect your ability to receive annual payments and you wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.


 Initial Protected Withdrawal Value.

 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your contract following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of:


 (A)the Contract Value on the date you elect Spousal Lifetime Five, plus any additional Purchase Payments (and any Credits), each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your contract, as applicable, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier;

 (B)the Contract Value on the date of the first withdrawal from your contract, prior to the withdrawal;

 (C)the highest Contract Value on each contract anniversary, plus subsequent Purchase Payments (plus any Credits) prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier.

 With respect to A and C above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments (plus any Credits).


..   If you elect Spousal Lifetime Five at the time you purchase your contract, the Contract Value will be your initial purchase payment (plus any credits).
..   For existing contract owners who are electing the Spousal Lifetime Five
    Benefit, the Contract Value on the date of your election of Spousal
    Lifetime Five will be used to determine the initial Protected Withdrawal Value.

 Annual Income Amount Under the Spousal Life Income Benefit
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under Spousal Lifetime Five, if your cumulative withdrawals in a contract year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent contract years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that contract year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Contract Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any withdrawal charges that may apply.

 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Contract Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1st anniversary of the first withdrawal under Spousal Lifetime Five. The Annual Income Amount can be stepped up again on or after the 1st anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount, and on the date you elect to step-up, the charges under Spousal Lifetime Five have changed for new purchasers, you may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Contract Value after the step-up. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued


 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1st contract anniversary that is at least one year after the later of (1) the date of the first withdrawal under Spousal Lifetime Five or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Contract Value is greater than the Annual Income Amount by any amount. If 5% of the Contract Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive contract anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st contract anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

 Spousal Lifetime Five does not affect your ability to make withdrawals under your contract or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Lifetime Five, if your cumulative withdrawals in a contract year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent contract years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that contract year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount under Spousal Lifetime Five Income Benefit in any contract year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent contract years.


 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the contract date and the effective date of Spousal Lifetime Five are February 1, 2005; 2.) an initial purchase payment of $250,000; 3.) the Contract Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Contract Value is equal to $263,000 The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five Income Benefit.


 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):


 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Contract Value on March 1, 2006 (the date of the first withdrawal) =
    $263,000
 (c)Contract Value on February 1, 2006 (the first contract anniversary) =
    $265,000


 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).


 Example 1. Dollar-for-Dollar Reduction

 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current contract year = $13,250 -
    $10,000 = $3,250 Annual Income Amount for future contract years remains at $13,250


 Example 2. Dollar-for-Dollar and Proportional Reductions

 If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current contract year = $0
..   Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 =
    $1,750) reduces Annual Income Amount for future contract years.
..   Reduction to Annual Income Amount = Excess Income/Contract Value before
    Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93
..   Annual Income Amount for future contract years = $13,250 - $93 = $13,157


 Example 3. Step-Up of the Annual Income Amount

 If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Contract Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

 Benefits Under Spousal Lifetime Five
..   To the extent that your Contract Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that contract year equal to the remaining Annual Income Amount for the contract year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Contract Value was reduced to zero. In subsequent contract years we make payments that equal the Annual Income
    Amount as described above. No further purchase payments will be accepted under your contract. We will make payments until the first of the
    Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current contract year that reduced your Contract Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
..   If annuity payments are to begin under the terms of your contract or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent contract years, you can elect one of the following two options:

    1. apply your Contract Value to any annuity option available; or

    2. request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

 We must receive your request in a form acceptable to us at our office.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your contract. The amount that will be applied to provide such annuity payments will be the greater of:

    1. the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates guaranteed in your contract; and

    2. the Contract Value.

..   If no withdrawal was ever taken, we will determine an initial Protected
    Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations
..   Withdrawals under Spousal Lifetime Five are subject to all of the terms and conditions of the contract, including any withdrawal charges.
..   Withdrawals made while Spousal Lifetime Five is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the contract. Spousal Lifetime Five does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal (plus any applicable withdrawal charges). If you surrender your contract, you will receive the current surrender value.
..   You can make withdrawals from your contract while your Contract Value is greater than zero without purchasing Spousal Lifetime Five. Spousal
    Lifetime Five provides a guarantee that if your Contract Value declines due to market performance, you will be able to receive your Annual Income
    Amount in the form of periodic benefit payments.

 In general, you must allocate your Contract Value in accordance with the then-available option(s) that we may prescribe, in order to elect and maintain Spousal Lifetime Five. If, subsequent to your election of the benefit, we change our requirements for how Contract Value must be allocated under the benefit, that new requirement will apply only to new elections of the benefit, and will not compel you to re-allocate your Contract Value in accordance with our newly-adopted requirements. All subsequent transfers and purchase payments will be subject to the new investment limitations.
..   There may be circumstances where you will continue to be charged the full amount for Spousal Lifetime Five even when the benefit is only providing a guarantee of income based on one life with no survivorship.
..   In order for the surviving Designated Life to continue Spousal Lifetime
    Five upon the death of an owner, the Designated Life must elect to assume ownership of the contract under the spousal continuation benefit.

 Election of and Designations of Spousal Lifetime Five
 Spousal Lifetime Five can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the
 Designated Lives to die. Currently, the benefit may only be elected where the contract owner, annuitant and beneficiary designations are as follows:
..   One contract owner, where the annuitant and the contract owner are the same person and the beneficiary is the contract owner's spouse. The contract owner/annuitant and the beneficiary each must be at least 55 years old at the time of election; or
..   Co-contract owners, where the contract owners are each other's spouses. The beneficiary designation must be the surviving spouse. The first named contract owner must be the annuitant. Both contract owners must each be 55 years old at the time of election.
..   One contract owner, where the owner is a Custodial Account established to hold retirement assets for the benefit of the annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) the beneficiary is the Custodial Account, and the spouse of the annuitant is the co-annuitant. Both the annuitant and co-annuitant

 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued


   must each be at least 55 years old at the time of election. When the contract is set up in this manner, in order for Spousal Lifetime Five to be continued after the death of the first designated life (the annuitant), the custodian must have elected to continue the contract, with the second designated life (the co-annuitant) named as annuitant.

 No ownership changes or annuitant changes will be permitted once this benefit is elected. However, if the contract is co-owned, the contract owner that is not the annuitant may be removed without affecting the benefit.

 Spousal Lifetime Five can be elected at the time that you purchase your contract. We also offer existing contract owners the option to elect Spousal Lifetime Five after the contract date of their contract, subject to our eligibility rules and restrictions. Your Contract Value as of the date of election will be used as a basis to calculate the initial Protected Withdrawal Value and the Annual Income Amount.


 Currently, if you terminate Spousal Lifetime Five, you may only be permitted to re-elect the benefit or elect another lifetime withdrawal benefit on any anniversary of the contract date that is at least 90 calendar days from the date the benefit was last terminated.


 We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to contract owners who have an effective Spousal Lifetime Five Income Benefit.

 Termination of Spousal Lifetime Five
 Spousal Lifetime Five terminates automatically when your Annual Income Amount equals zero. You may terminate Spousal Lifetime Five at any time by notifying us. If you terminate Spousal Lifetime Five, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. We reserve the right to further limit the frequency election in the future. Spousal Lifetime Five terminates upon your surrender of the contract, upon the first Designated Life to die if the contract is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.

 The charge for Spousal Lifetime Five will no longer be deducted from your Contract Value upon termination of the benefit.


 Additional Tax Considerations for Qualified Contracts

 If you purchase an annuity contract as an investment vehicle for "qualified" investments, including an IRA, the minimum distribution rules under the Code require that you begin receiving periodic amounts from your contract beginning after age 70 1/2. Roth IRAs are not subject to these rules during the contract owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any contract year that required minimum distributions due from your contract are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distributions under the tax law.


 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HD5)/SM/
 We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of market performance on the Contract Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Contract, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. We discuss Highest Daily Lifetime Five in greater detail immediately below. In addition, please see the Glossary section of this prospectus for definitions of some of the key terms used with this benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Highest Daily Lifetime Five, and in the Appendices to this prospectus, we set forth the formula under which we make those asset transfers.

 Currently, if you elect Highest Daily Lifetime Five and subsequently terminate the benefit, you will not be able to re-elect Highest Daily Lifetime Five, and may have a waiting period until you can elect another lifetime withdrawal benefit. Specifically, you may be permitted to elect another lifetime withdrawal benefit only on an anniversary of the contract date that is at least 90 calendar days from the date that Highest Daily Lifetime Five was terminated. We reserve the right to further limit the election frequency in the future. The income benefit under Highest Daily Lifetime Five currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Five Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Contract Value in accordance with the then-permitted and available investment option(s) with this program.


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


 As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Contract Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Contract Value, it is possible for the Contract Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Contract Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

 KEY FEATURE - Total Protected Withdrawal Value
 The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value, then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

 The Protected Withdrawal Value initially is equal to the Contract Value on the date that you elect Highest Daily Lifetime Five. On each business day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such business day (the "Current Business Day"), the Protected Withdrawal Value is equal to the greater of:
..   the Protected Withdrawal Value for the immediately preceding business day
    (the "Prior Business Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Business Day and the Current Business Day (i.e., one day for successive business days, but more than one calendar day for business days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Credit) made on the Current Business Day; and
..   the Contract Value.

 If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Contract Value.

 The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If no such withdrawal is taken, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

 (a)200% of the Contract Value on the date you elected Highest Daily Lifetime Five;
 (b)200% of all Purchase Payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and
 (c)100% of all Purchase Payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

 We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments (and any associated Credits) will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

 KEY FEATURE - Total Annual Income Amount under the Highest Daily Lifetime Five Benefit
 The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value. For purposes of the asset transfer formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value. Under the Highest Daily Lifetime Five Benefit, if your cumulative withdrawals in a Contract Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Contract Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Contract Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Contract Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any withdrawal charge that may apply. A Purchase Payment that you make will increase the then-existing Total Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).

 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued




 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Contract Value increases subsequent to your first withdrawal. We begin examining the Contract Value for purposes of this feature starting with the anniversary of the Contract Date (the "Contract Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Contract Anniversary, we identify the Contract Value on the business days corresponding to the end of each quarter that (i) is based on your Contract Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Contract Year. If the end of any such quarter falls on a holiday or a weekend, we use the next business day. We multiply each of those quarterly Contract Values by 5%, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Contract Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Contract Anniversary, by performing a similar examination of the Contract Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Five program does not affect your ability to make withdrawals under your contract, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in a Contract Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Contract Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Contract Year.

 If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Contract Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Contract Years.

 Examples of dollar-for-dollar and proportional reductions and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:
..   The Contract Date is December 1, 2006.
..   The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

 Dollar-for-Dollar reductions
 On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Contract on this date, the remaining Total Annual Income Amount for that Contract Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Contract Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Contract Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Contract Years on a proportional basis based on the ratio of the excess withdrawal to the Contract Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Contract Year, each would result in another proportional reduction to the Total Annual Income Amount).

 Here is the calculation:



  Contract Value before withdrawal                               $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Contract Value immediately before excess withdrawal of $1,500  $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Contract Value immediately before excess withdrawal $106,500.00
  Ratio                                                                 1.41%
  Total Annual Income Amount                                     $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Total Annual Income Amount for future Contract Years           $  5,915.49

 Highest Quarterly Auto Step-Up
 On each Contract Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Contract Anniversary in subsequent years), adjusted for excess withdrawals and additional Purchase Payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

 Continuing the same example as above, the Total Annual Income Amount for this Contract Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Contract Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Contract Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Business Days occur after the excess withdrawal on August 6.



                                   Highest Quarterly
                                  Value (adjusted with  Adjusted Total Annual
                                     withdrawal and    Income Amount (5% of the
       Date*       Contract Value Purchase Payments)** Highest Quarterly Value)
 ------------------------------------------------------------------------------
   June 1, 2007     $118,000.00       $118,000.00             $5,900.00
 ------------------------------------------------------------------------------
  August 6, 2007    $110,000.00       $112,885.55             $5,644.28
 ------------------------------------------------------------------------------
 September 1, 2007  $112,000.00       $112,885.55             $5,644.28
 ------------------------------------------------------------------------------
 December 1, 2007   $119,000.00       $119,000.00             $5,950.00
 ------------------------------------------------------------------------------



 * In this example, the Contract Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Contract Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Contract Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Contract Year), resulting in an adjusted Contract Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Contract Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Contract Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Contract Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Contract Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

 Benefits Under the Highest Daily Lifetime Five Program.
 To the extent that your Contract Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Contract Year equal to the remaining Total Annual Income Amount for the Contract Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Contract Value was reduced to zero. In subsequent Contract Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Contract Year that reduced your Contract Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.

 If annuity payments are to begin under the terms of your Contract, or if you decide to begin receiving annuity payments and there is a Total Annual Income Amount due in subsequent Contract Years, you can elect one of the following two options:

 (1)apply your Contract Value to any annuity option available; or
 (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued




 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Contract. The amount that will be applied to provide such annuity payments will be the greater of:

 (1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Contract; and

 (2)the Contract Value.
   . If no withdrawal was ever taken, we will calculate the Total Annual Income Amount as if you made your first withdrawal on the date that annuity payments are to begin.
   . Please note that payments that we make under this benefit after the contract anniversary coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Contract, including any withdrawal charge.
..   Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Contract. The Highest Daily Lifetime Five Benefit does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal (plus any applicable withdrawal charge). If you surrender your Contract, you will receive the current surrender value.
..   You can make withdrawals from your Contract while your Contract Value is greater than zero without purchasing the Highest Daily Lifetime Five Benefit. The Highest Daily Lifetime Five Benefit provides a guarantee that if your Contract Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments. Please note that the payments that we make under this benefit after the contract anniversary coinciding with or next following the Annuitant's 95th birthday will be treated as annuity payments.
..   Upon inception of the benefit, 100% of your Contract Value must be allocated to the permitted Sub-accounts. However, the asset transfer component of the benefit as described below may transfer Contract Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.
..   You cannot allocate Purchase Payments or transfer Contract Value to a Fixed
    Interest Rate Option if you elect Highest Daily Lifetime Five.
..   Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under the Contract.
..   In general, you must allocate your Contract Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Contract Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Contract Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Contract Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

 Election of and Designations Under the Program
 For Highest Daily Lifetime Five, there must be either a single Owner who is the same as the Annuitant, or if the Contract is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Contract will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

 Currently, if you terminate the Highest Daily Lifetime Five benefit, you will
 (a) not be permitted to re-elect the benefit and (b) may be allowed to elect another lifetime withdrawal benefit only on any anniversary of the Contract Date that is at least 90 calendar days from the date the Highest Daily Lifetime Five Benefit was terminated. We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Highest Daily Lifetime Five benefit.

 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Contract (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Contract Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit.

 Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Contract Value on that Tenth Anniversary (or the next business day, if that anniversary is not a business day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 (a)your Contract Value on the day that you elected Highest Daily Lifetime Five; and
 (b)the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Contract Value on the Tenth Anniversary, we increase your Contract Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Contract Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Contract Value under this provision will be allocated to each of your variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Contract Value, immediately prior to the application of the amount. Any such amount will not be considered a purchase payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Contract Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Upon termination, we may limit or prohibit investment in the fixed interest rate options.

 Asset Transfer Component of Highest Daily Lifetime Five
 As indicated above, we limit the sub-accounts to which you may allocate Contract Value if you elect Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". The Permitted Sub-accounts are identified in the contract application. As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our specialized asset transfer program, under which we may transfer Contract Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate Purchase Payments to that Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

 Under the asset transfer component of Highest Daily Lifetime Five, we monitor your Contract Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with a formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in the Appendices to this prospectus). Speaking generally, the formula, which we apply each business day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Highest Daily Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Total Annual Income Amount.

 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued




 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Contract Value to the Benefit Fixed Rate Account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the Benefit Fixed Rate Account. In deciding how much to transfer, we use another formula, which essentially seeks to rebalance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Five, the ratios we use will be fixed. For newly issued annuities that elect Highest Daily Lifetime Five and existing annuities that elect Highest Daily Lifetime Five, however, we reserve the right to change the ratios.

 While you are not notified when your contract reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Contract Value either to or from the Benefit Fixed Rate Account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
..   Not make any transfer; or
..   If a portion of your Contract Value was previously allocated to the Benefit
    Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
..   Transfer all or a portion of your Contract Value in the Permitted
    Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 If a significant amount of your Contract Value is systematically transferred to the Benefit Fixed Rate Account during periods of market declines or low interest rates, less of your Contract Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. Under the reallocation formula that we employ, it is possible that over time a significant portion, and under certain circumstances all, of your Contract Value may be allocated to the Benefit Fixed Rate Account. Note that if your entire Contract Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, that value would remain in the Benefit Fixed Rate Account unless you made additional purchase payments to the Permitted Sub-accounts, which could cause Contract Value to transfer out of the Benefit Fixed Rate Account.

 Additional Tax Considerations
 If you purchase a contract as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the minimum distribution rules under the Code require that you begin receiving periodic amounts from your contract beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Contract Year that required minimum distributions due from your Contract are greater than such amounts. In addition, the amount and duration of payments under the contract payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.

 As indicated, withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the contract. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a non-qualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all purchase payments are returned under the contract, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (HD7)/SM/

 Highest Daily Lifetime Seven is offered as an alternative to Lifetime Five, Spousal Lifetime Five, and Highest Daily Lifetime Five. Currently, if you elect Highest Daily Lifetime Seven and subsequently terminate the benefit, you may have a waiting period until you can elect Spousal Lifetime Five, Lifetime Five, Highest Daily Lifetime Seven or Spousal Highest Daily Lifetime Seven. See "Election of and Designations under the Program" below for details. The income benefit under Highest Daily Lifetime Seven currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Seven Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Contract Value in accordance with the then permitted and available investment option(s) with this program. In the application for this benefit, we specify the permitted investment options - you may also contact us or your registered representative for further information.


 We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Contract Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Contract, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program--the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Highest Daily Lifetime Seven, and in Appendix D to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Contract Value, it is possible for the Contract Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Contract Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

 KEY FEATURE - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Contract Value. On each business day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Contract Value on the effective date of the benefit. On each business day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each business day (the "Current Business Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Business Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Business Day and the Current Business Day (i.e., one day for successive Business Days, but more than one calendar day for business days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current business day ; and

 (2)the Contract Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 a. the Contract Value; or
 b. the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Contract Value; or

 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or

 (3)the sum of:

    (a)200% of the Contract Value on the effective date of the benefit;
    (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
    (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued



 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Contract Value.

 KEY FEATURE - Annual Income Amount under the Highest Daily Lifetime Seven
 Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in a contract year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent contract years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that contract year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Contract Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 A Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Contract Value increases subsequent to your first withdrawal. We begin examining the Contract Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Contract Date of the Annuity (the "Contract Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Contract Anniversary, we identify the Contract Value on the business days corresponding to the end of each quarter that (i) is based on your contract year, rather than a calendar year;
 (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding contract year. If the end of any such quarter falls on a holiday or a weekend, we use the next business day. Having identified each of those quarter-end Contract Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Contract Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Contract Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Contract Anniversary, by performing a similar examination of the Contract Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Seven program does not affect your ability to make withdrawals under your contract, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an contract year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent contract years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that contract year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any contract year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent contract years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
..   The Contract Date is December 1, 2007
..   The Highest Daily Lifetime Seven benefit is elected on March 5, 2008
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime Seven benefit

 Dollar-for-dollar reductions
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that contract year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Contract Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that contract year to $0. The remaining withdrawal amount - $1,500
 - reduces the Annual Income Amount in future contract years on a proportional basis based on the ratio of the excess withdrawal to the Contract Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that contract year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

  Contract Value before withdrawal                               $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Contract Value immediately before excess withdrawal of $1,500  $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Contract Value immediately before excess withdrawal $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future contract years                 $  5,915.49

 Highest Quarterly Auto Step-Up
 On each Contract Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Contract Anniversary) of the highest quarterly value since your first withdrawal (or last Contract Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this contract year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next contract year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Contract Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 business days occur after the excess withdrawal on August 6.


                                  Highest Quarterly
                                 Value (adjusted with  Adjusted Annual Income
                                    withdrawal and    Amount (5% of the Highest
      Date*       Contract Value Purchase Payments)**     Quarterly Value)
-------------------------------------------------------------------------------
  June 1, 2008     $118,000.00       $118,000.00              $5,900.00
-------------------------------------------------------------------------------
 August 6, 2008    $110,000.00       $112,885.55              $5,644.28
-------------------------------------------------------------------------------
September 1, 2008  $112,000.00       $112,885.55              $5,644.28
-------------------------------------------------------------------------------
December 1, 2008   $119,000.00       $119,000.00              $5,950.00
-------------------------------------------------------------------------------


 * In this example, the Contract Anniversary date is December 1. The quarterly valuation dates are every three months thereafter
    -March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Contract Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Contract Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the contract year), resulting in an adjusted Contract Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Contract Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued


 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Contract Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Contract Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next contract year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE HIGHEST DAILY LIFETIME SEVEN PROGRAM
..   To the extent that your Contract Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that contract year equal to the remaining Annual Income Amount for the contract year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Contract Value was reduced to zero. In subsequent contract years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current contract year that reduced your Contract Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent contract years, you can elect one of the following two options:

    (1)apply your Contract Value to any Annuity option available; or
    (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your contract. The amount that will be applied to provide such Annuity payments will be the greater of:

 (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
 (2)the Contract Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the
    Contract Anniversary coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.

 Other Important Considerations

..   Withdrawals under the Highest Daily Lifetime Seven Benefit are subject to all of the terms and conditions of the Contract, including any CDSC.

..   Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Contract. The Highest Daily Lifetime Seven Benefit does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Contract you will receive the current surrender value.

..   You can make withdrawals from your Contract while your Contract Value is greater than zero without purchasing the Highest Daily Lifetime Seven Benefit. The Highest Daily Lifetime Seven Benefit provides a guarantee that if your Contract Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   Upon inception of the benefit, 100% of your Contract Value must be allocated to the permitted Sub-accounts.

..   You cannot allocate Purchase Payments or transfer Contract Value to the AST
    Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Investment Options Can I Choose?". Upon the initial transfer of your Account

   Value into the AST Investment Grade Bond Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the elected Sub-accounts and an AST Investment Grade
    Bond Portfolio Sub-account triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under the contract.

..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Highest Daily Lifetime Seven Benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements.

..   The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected
    Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next business day, if the quarter-end is not a business day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Contract Value alone. If the fee to be deducted exceeds the current Contract Value, we will reduce the Contract Value to zero, and continue the benefit as described above.

 Election of and Designations under the Program
 For Highest Daily Lifetime Seven, there must be either a single Owner who is the same as the Annuitant, or if the Contract is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Contract will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity.

 Highest Daily Lifetime Seven can be elected at the time that you purchase your Contract or after the Contract Date, subject to our eligibility rules and restrictions.


 Currently, if you terminate the Highest Daily Lifetime Seven Benefit, you may only be allowed to re-elect the benefit or elect another lifetime withdrawal benefit on any anniversary of the Contract Date that is at least 90 calendar days from the date the Highest Daily Lifetime Seven Benefit was terminated. We reserve the right to further limit the election frequency in the future. Similarly, we generally may permit those who have terminated Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five or the Spousal Highest Daily Lifetime Seven to elect Highest Daily Lifetime Seven only on an anniversary of the Contract Date that is at least 90 calendar days from the date that such benefit was terminated. We reserve the right to waive that requirement.


 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Contract Value on that Tenth Anniversary (or the next business day, if that anniversary is not a business day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a. your Contract Value on the day that you elected Highest Daily Lifetime Seven; and
 b. the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Contract Value on the Tenth Anniversary, we increase your Contract Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Contract Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Contract Value under this provision will be allocated to each of your variable investment options (other than a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Contract Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Contract Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Contract (iii) upon your election to begin receiving

 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued


 annuity payments (although if you have elected to take the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount), (iv) upon the death of the Annuitant (v) if both the Contract Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Program).

 Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 Asset Transfer Component of Highest Daily Lifetime Seven
 As indicated above, we limit the Sub-accounts to which you may allocate Contract Value if you elect Highest Daily Lifetime Seven. For purposes of this benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized asset transfer program, under which we may transfer Contract Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to the AST Investment Grade Bond Sub-account. Under the asset transfer component of Highest Daily Lifetime Seven, we monitor your Contract Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in the Appendices to this prospectus. Speaking generally, the formula, which we apply each business day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Contract Value to the AST Investment Grade Bond Sub-account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the AST Investment Grade Bond Sub-account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued contracts that elect Highest Daily Lifetime Seven and existing contracts that elect Highest Daily Lifetime Seven, however, we reserve the right to change the ratios.

 While you are not notified when your Contract reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Contract Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
..   Not make any transfer; or
..   If a portion of your Contract Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the AST Investment Grade Bond Sub-account will be withdrawn for this purpose on a last-in, first-out basis; or
..   Transfer all or a portion of your Contract Value in the Permitted
    Sub-accounts pro-rata to the AST Investment Grade Bond Sub-account.

 If a significant amount of your Contract Value is systematically transferred to the AST Investment Grade Bond Sub-account during periods of market declines or low interest rates, less of your Contract Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. Under the reallocation formula that we employ, it is possible that a significant portion of your Contract Value may be allocated to the AST Investment Grade Bond Sub-account. Note that if your entire Contract Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, that value would remain in the AST Investment Grade Bond Sub-account unless you made additional Purchase Payments to the Permitted Sub-accounts, which could cause Contract Value to transfer out of the AST Investment Grade Bond Sub-account.


 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (SHD7)/SM/
 Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. Currently, if you elect Spousal Highest Daily Lifetime Seven and subsequently terminate the benefit, you may have a waiting period until you can elect Spousal Lifetime Five, Lifetime Five, Highest Daily Lifetime Seven, or Spousal Highest Daily Lifetime Seven. See "Election of and Designations under the Program" below for details. Spousal Highest Daily Lifetime Seven must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 59 1/2 years old when the benefit is elected. Spousal Highest Daily Lifetime Seven is not available if you elect any other optional living benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Contract Value in accordance with the then permitted and available investment option(s) with this program. In the application for this benefit, we specify the permitted investment options - you may also contact us or your registered representative for further information.

 We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Contract Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Contract, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix D to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Contract Value, it is possible for the Contract Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Contract Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

 KEY FEATURE - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Contract Value. On each business day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Contract Value on the effective date of the benefit. On each business day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each business day (the "Current Business Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Business Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Business Day and the Current Business Day (i.e., one day for successive business Days, but more than one calendar day for business days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Business Day; and

 (2)the Contract Value.

 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued




 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 a. the Contract Value; or
 b. the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Contract Value; or

 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or

 (3)the sum of:

    (a)200% of the Contract Value on the effective date of the benefit;
    (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
    (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Contract Value.

 KEY FEATURE - Annual Income Amount under the Spousal Highest Daily Lifetime Seven Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Contract due to death or divorce. Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in a contract year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent contract years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that contract year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Contract Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount. A Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Contract Value increases subsequent to your first withdrawal. We begin examining the Contract Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Contract Date of the Annuity (the "Contract Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Contract Anniversary, we identify the Contract Value on the business days corresponding to the end of each quarter that (i) is based on your contract year, rather than a calendar year;
 (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding contract year. If the end of any such quarter falls on a holiday or a weekend, we use the next business day. Having identified each of those quarter-end Contract Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Contract Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Contract Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Contract Anniversary, by performing a similar examination of the

 Contract Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Spousal Highest Daily Lifetime Seven program does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in a contract year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent contract years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that contract year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any contract year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent contract years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
..   The Contract Date is December 1, 2007
..   The Spousal Highest Daily Lifetime Seven benefit is elected on March 5,
    2008.
..   The youngest Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime Seven benefit.

 Dollar-for-dollar reductions
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that contract year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Contract Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that contract year to $0. The remaining withdrawal amount - $1,500
 - reduces the Annual Income Amount in future contract years on a proportional basis based on the ratio of the excess withdrawal to the Contract Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that contract year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:



  Contract Value before withdrawal                               $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Contract Value immediately before excess withdrawal of $1,500  $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Contract Value immediately before excess withdrawal $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future contract years                 $  5,915.49



 Highest Quarterly Auto Step-Up
 On each Contract Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Contract Anniversary) of the highest quarterly value since your first withdrawal (or last Contract Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this contract year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next contract year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential

 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued



 step-up) of the highest quarterly Contract Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 business days occur after the excess withdrawal on August 6.



                                   Highest Quarterly
                                  Value (adjusted with  Adjusted Annual Income
                                     withdrawal and       Amount (5% of the
       Date*       Contract Value Purchase Payments)** Highest Quarterly Value)
 ------------------------------------------------------------------------------
   June 1, 2008     $118,000.00       $118,000.00             $5,900.00
 ------------------------------------------------------------------------------
  August 6, 2008    $110,000.00       $112,885.55             $5,644.28
 ------------------------------------------------------------------------------
 September 1, 2008  $112,000.00       $112,885.55             $5,644.28
 ------------------------------------------------------------------------------
 December 1, 2008   $119,000.00       $119,000.00             $5,950.00
 ------------------------------------------------------------------------------



 * In this example, the Contract Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Contract Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Contract Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the contract year), resulting in an adjusted Contract Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Contract Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Contract Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Contract Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next contract year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN PROGRAM
..   To the extent that your Contract Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that contract year equal to the remaining Annual Income Amount for the contract year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Contract Value was reduced to zero. In subsequent contract years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current contract year that reduced your Contract Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the contract, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your contract, or if you decide to begin receiving annuity payments and there is a Annual Income Amount due in subsequent contract years, you can elect one of the following two options:

    (1)apply your Contract Value to any Annuity option available; or

    (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then annuity payments will be made as a life annuity for the lifetime of the Designated Life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your contract. The amount that will be applied to provide such annuity payments will be the greater of:

 (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Contract; and

 (2)the Contract Value.

   . If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
   . Please note that payments that we make under this benefit after the Contract Anniversary coinciding with or next following the older of the owner or Annuitant's 95th birthday, will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Spousal Highest Daily Lifetime Seven Benefit are subject to all of the terms and conditions of the contract, including any CDSC.
..   Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the contract. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your contract you will receive the current surrender value.
..   You can make withdrawals from your contract while your Contract Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven Benefit. The Spousal Highest Daily Lifetime benefit provides a guarantee that if your Contract Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Upon inception of the benefit, 100% of your Contract Value must be allocated to the permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Contract Value to the AST
    Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Investment Options Can I Choose?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements.
..   Currently, Owners electing this benefit must allocate Contract Value to one or more of the following asset allocation portfolios of the Advanced Series
    Trust: AST Capital Growth Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Conservative Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio, AST Advanced Strategies Portfolio, AST First Trust Balanced Target Portfolio, AST First Trust Capital Appreciation Target Portfolio AST T. Rowe Price Asset Allocation Portfolio, AST UBS Dynamic Alpha Strategy, or AST American Century Strategic Allocation.
..   The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the
    Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next business day, if the quarter-end is not a business day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Contract Value alone. If the fee to be deducted exceeds the current Contract Value, we will reduce the Contract Value to zero, and continue the benefit as described above.

 Election of and Designations under the Program
 Spousal Highest Daily Lifetime Seven can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the program and at the death of the first of the Designated Lives to die. Currently, Spousal Highest Daily Lifetime Seven only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or

 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued



..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b) if the contract initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the contract appoint a new Designated Life upon re-marriage.

 Spousal Highest Daily Lifetime Seven can be elected at the time that you purchase your contract or after the Contract Date, subject to our eligibility rules and restrictions.

 Currently, if you terminate the Spousal Highest Daily Lifetime Seven benefit, you may only be allowed to re-elect the benefit or to elect another lifetime withdrawal benefit on any anniversary of the Contract Date that is at least 90 calendar days from the date the Spousal Highest Daily Lifetime Seven Benefit was terminated. We reserve the right to further limit the election frequency in the future. Similarly, we generally may permit those who have terminated Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, or Highest Daily Lifetime Seven to elect Spousal Highest Daily Lifetime Seven only on an anniversary of the Contract Date that is at least 90 calendar days from the date that such benefit was terminated. We reserve the right to waive that requirement.

 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Contract Value on that Tenth Anniversary (or the next business day, if that anniversary is not a business day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a. your Contract Value on the day that you elected Spousal Highest Daily Lifetime Seven; and
 b. the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Contract Value on the Tenth Anniversary, we increase your Contract Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Contract Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Contract Value under this provision will be allocated to each of your variable investment options (other than a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Contract Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Contract Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the contract (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount), (iv) upon your surrender of the contract (v) upon your election to begin receiving annuity payments (vi) if both the Contract Value and Annual Income Amount equal zero or (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Program).

 Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account


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


 (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 Asset Transfer Component of Spousal Highest Daily Lifetime Seven
 As indicated above, we limit the Sub-accounts to which you may allocate Contract Value if you elect Spousal Highest Daily Lifetime Seven. For purposes of this benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized asset transfer program, under which we may transfer Contract Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-accounts available only with this benefit, and thus you may not allocate Purchase Payments to the AST Investment Grade Bond Sub-account. Under the asset transfer component of Spousal Highest Daily Lifetime Seven, we monitor your Contract Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in the Appendix D to this prospectus. Speaking generally, the formula, which we apply each business day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily annual income amount. Note that we use 5% in the formula, irrespective of the youngest Designated Life's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account , is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account , and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Contract Value to the AST Investment Grade Bond Sub-account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the AST Investment Grade Bond Sub-account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right to change the ratios.

 While you are not notified when your contract reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Contract Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
..   Not make any transfer; or
..   If a portion of your Contract Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the AST Investment Grade Bond Sub-account will be withdrawn for this purpose on a last-in, first-out basis; or
..   Transfer all or a portion of your Contract Value in the Permitted
    Sub-accounts pro-rata to the AST Investment Grade Bond Sub-account.

 If a significant amount of your Contract Value is systematically transferred to the AST Investment Grade Bond Sub-account during periods of market declines or low interest rates, less of your Contract Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. Under the reallocation formula that we employ, it is possible that a significant portion of your Contract Value may be allocated to the AST Investment Grade Bond Sub-account. Note that if your entire Contract Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, that value would remain in the AST Investment Grade Bond Sub-account unless you made additional Purchase Payments to the Permitted Sub-accounts, which could cause Contract Value to transfer out of the AST Investment Grade Bond Sub-account.


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


 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued



 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Contract year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "KEY FEATURE - Protected Withdrawal Value".

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the contract. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the contract, all subsequent withdrawal amounts will be taxed as ordinary income.

 6: WHAT IS THE INCOME APPRECIATOR BENEFIT?

 INCOME APPRECIATOR BENEFIT
 The Income Appreciator Benefit (IAB) is an optional, supplemental income benefit that provides an additional income amount during the accumulation period or upon annuitization. The Income Appreciator Benefit is designed to provide you with additional funds that can be used to help defray the impact taxes may have on distributions from your contract. IAB may be suitable for you in other circumstances as well, which you can discuss with your registered representative. Because individual circumstances vary, you should consult with a qualified tax advisor to determine whether it would be appropriate for you to elect the Income Appreciator Benefit.

 If you want the Income Appreciator Benefit, you generally must elect it when you make your initial purchase payment. Once you elect the Income Appreciator Benefit, you may not later revoke it.
..   The annuitant must be 75 or younger in order for you to elect the Income
    Appreciator Benefit.
..   If you choose the Income Appreciator Benefit, we will impose an annual charge equal to 0.25% of your Contract Value. See Section 8, "What Are The Expenses Associated With The Strategic Partners Annuity One 3 Contract?"

 ACTIVATION OF THE INCOME APPRECIATOR BENEFIT
 YOU CAN ACTIVATE THE INCOME APPRECIATOR BENEFIT AT ANY TIME AFTER IT HAS BEEN IN FORCE FOR SEVEN YEARS. To activate the Income Appreciator Benefit, you must send us a written request in good order.

 Once activated, you can receive the Income Appreciator Benefit:
..   (IAB OPTION 1) at annuitization when determining an annuity payment;
..   (IAB OPTION 2) during the accumulation phase through the IAB automatic withdrawal payment program; or
..   (IAB OPTION 3) during the accumulation phase as an Income Appreciator
    Benefit credit to your contract over a 10-year period.

 Income Appreciator Benefit payments are treated as earnings and may be subject to tax upon withdrawal. See Section 10, "What Are The Tax Considerations Associated With The Strategic Partners Annuity One 3 Contract?"

 If you do not activate the benefit prior to the maximum annuitization age you may lose all or part of the IAB.

 CALCULATION OF THE INCOME APPRECIATOR BENEFIT
 We will calculate the Income Appreciator Benefit amount as of the date we receive your written request in good order (or, for IAB Option 1, on the annuity date). We do this by multiplying the current earnings in the contract by the applicable Income Appreciator Benefit percentage based on the number of years the Income Appreciator Benefit has been in force. For purposes of calculating the Income Appreciator Benefit:
..   earnings are calculated as the difference between the Contract Value and the sum of all purchase payments;

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

..   earnings do not include (1) any amount added to the Contract Value as a result of the Spousal Continuance Option, or (2) if we were to permit you to elect the Income Appreciator Benefit after the contract date, any earnings accrued under the contract prior to that election;
..   withdrawals reduce earnings first, then purchase payments, on a dollar-for-dollar basis;
..   the table below shows the Income Appreciator Benefit percentages corresponding to the number of years the Income Appreciator Benefit has been in force.

         Number of Years Income Appreciator Benefit Income Appreciator
                     has been in Force              Benefit Percentage
         -------------------------------------------------------------
                            0-6                            0%
         -------------------------------------------------------------
                            7-9                            15%
         -------------------------------------------------------------
                           10-14                           20%
         -------------------------------------------------------------
                            15+                            25%
         -------------------------------------------------------------

 IAB Option 1 - Income Appreciator Benefit At Annuitization
 Under this option, if you choose to activate the Income Appreciator Benefit at annuitization, we will calculate the Income Appreciator Benefit amount on the annuity date and add it to the adjusted Contract Value for purposes of determining the amount available for annuitization. You may apply this amount to any annuity or settlement option over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

 UPON ANNUITIZATION, YOU MAY LOSE ALL OR A PORTION OF THE INCOME APPRECIATOR BENEFIT IF YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION FOR AT LEAST 15 YEARS. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.

 Effect of Income Appreciator Benefit on Guaranteed Minimum Income Benefit
 If you exercise the Guaranteed Minimum Income Benefit feature and an Income Appreciator Benefit amount remains payable under your contract, the value we use to calculate the annuity payout amount will be the greater of:

 1. the adjusted Contract Value plus the remaining Income Appreciator Benefit amount, calculated at current IAB annuitization rates; or

 2. the GMIB protected value plus the remaining Income Appreciator Benefit amount, calculated using the GMIB guaranteed annuity purchase rates shown in the contract.

 If you exercise the Guaranteed Minimum Income Benefit feature and activate the Income Appreciator Benefit at the same time, you must choose among the Guaranteed Minimum Income Benefit annuity payout options available at the time.

 Terminating the Income Appreciator Benefit
 The Income Appreciator Benefit will terminate on the earliest of:
..   the date you make a total withdrawal from the contract;
..   the date a death benefit is payable if the contract is not continued by the surviving spouse under the Spousal Continuance Option;
..   the date the Income Appreciator Benefit amount is reduced to zero
    (generally ten years after activation) under IAB Options 2 and 3;
..   the date of annuitization; or
..   the date the contract terminates.

 Upon termination of the Income Appreciator Benefit, we cease imposing the associated charge.

 INCOME APPRECIATOR BENEFIT OPTIONS DURING THE ACCUMULATION PHASE
 You may choose IAB Option 1 at annuitization, but you may instead choose IAB Options 2 or 3 during the accumulation phase of your contract. Income Appreciator Benefit payments under IAB Options 2 and 3 will begin on the same day of the month as the contract date, beginning with the next month following our receipt of your request in good order. Under IAB Options 2 and 3, you can choose to have the Income Appreciator Benefit amounts paid or credited monthly, quarterly, semi-annually, or annually.

 IAB OPTIONS 2 AND 3 INVOLVE A TEN-YEAR PAYMENT PERIOD. IF THE 10-YEAR PAYMENT PERIOD WOULD END AFTER THE ANNUITY DATE AND YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION OF AT LEAST 15 YEARS OR YOU MAKE A FULL WITHDRAWAL, YOU MAY LOSE ALL OR ANY REMAINING PORTION OF THE INCOME APPRECIATOR BENEFIT. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.

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

 6: WHAT IS THE INCOME APPRECIATOR BENEFIT? continued


 IAB Option 2 - Income Appreciator Benefit Automatic Withdrawal Payment Program Under this option, you elect to receive the Income Appreciator Benefit during the accumulation phase. When you activate the benefit, a 10-year Income Appreciator Benefit automatic withdrawal payment program begins. We will pay you the Income Appreciator Benefit amount in equal installments over a 10-year payment period. You may combine this Income Appreciator Benefit amount with an automated withdrawal amount from your Contract Value, in which case each combined payment must be at least $100.

 The maximum automated withdrawal payment amount that you may receive from your Contract Value under this Income Appreciator Benefit program in any contract year during the 10-year period may not exceed 10% of the Contract Value as of the date you activate the Income Appreciator Benefit.

 Once we calculate the Income Appreciator Benefit, the amount will not be affected by changes in Contract Value due to the investment performance of any allocation option. Withdrawal charges may apply to automatic withdrawal payment amounts, but not to amounts attributable to the Income Appreciator Benefit.

 After the ten-year payment period has ended, if the remaining Contract Value is $2,000 or more, the contract will continue. If the remaining Contract Value is less than $2,000 after the end of the 10-year payment period, we will pay you the remaining Contract Value and the contract will terminate. If the Contract Value falls below the minimum amount required to keep the contract in force due solely to investment results before the end of the 10-year payment period, we will continue to pay the Income Appreciator Benefit amount for the remainder of the 10-year payment period.

 Discontinuing The Income Appreciator Benefit Automatic Withdrawal Payment Program Under IAB Option 2
 You may discontinue the Income Appreciator Benefit payment program under IAB Option 2 and activate IAB Option 3 at any time after payments have begun and before the last payment is made. We will add the remaining Income Appreciator Benefit amount to the Contract Value at the same frequency as your initial election until the end of the 10-year payment period. We will treat any Income Appreciator Benefit amount added to the Contract Value as additional earnings. Unless you direct us otherwise, we will allocate these additions to the variable investment options, fixed interest rate options, or the market value adjustment option in the same proportions as your most recent purchase payment allocation percentages.

 You may discontinue the Income Appreciator Benefit payment program under IAB Option 2 before the last payment is made and elect an annuity or settlement option. We will add the balance of the Income Appreciator Benefit amount for the 10-year payment period to the Contract Value in a lump sum before determining the adjusted Contract Value. The adjusted Contract Value may be applied to any annuity or settlement option that is paid over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

 IAB Option 3 - Income Appreciator Benefit Credit To Contract Value
 Under this option, you can activate the Income Appreciator Benefit and receive the benefit as credits to your Contract Value over a 10-year payment period. We will allocate these Income Appreciator Benefit credits to the variable investment options, the fixed interest rate options, or the market value adjustment option in the same manner as your current allocation, unless you direct us otherwise. We will waive the $1,000 minimum requirement for the market value adjustment option. We will calculate the Income Appreciator Benefit amount on the date we receive your written request in good order. Once we have calculated the Income Appreciator Benefit, the Income Appreciator Benefit credit will not be affected by changes in Contract Value due to the investment performance of any allocation option.

 Before we add the last Income Appreciator Benefit credit to your Contract Value, you may switch to IAB Option 2 and receive the remainder of the Income Appreciator Benefit as payments to you (instead of credits to the Contract Value) under the Income Appreciator Benefit program for the remainder of the 10-year payment period.

 You can also request that any remaining payments in the 10-year payment period be applied to an annuity or settlement option that is paid over the lifetime of the annuitants, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

 Excess Withdrawals
 During the 10 year period under IAB options 2 or 3, an "excess withdrawal" occurs when any amount is withdrawn from your Contract Value in a contract year that exceeds the sum of (1) 10% of the Contract Value as of the date the Income Appreciator Benefit was activated plus (2) earnings since the Income Appreciator Benefit was activated that have not been previously withdrawn.


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

 We will deduct the excess withdrawal on a proportional basis from the remaining Income Appreciator Benefit amount. We will then calculate and apply a new reduced Income Appreciator Benefit amount.

 Withdrawals you make in a contract year that do not exceed the sum of (1) 10% of the Contract Value as of the date the Income Appreciator Benefit was activated plus (2) earnings since the Income Appreciator Benefit was activated that have not been previously withdrawn do not reduce the remaining Income Appreciator Benefit amount. Additionally, if the amount withdrawn in any year is less than the excess withdrawal threshold, the difference between the amount withdrawn and the threshold can be carried over to subsequent years on a cumulative basis and withdrawn without causing a reduction to the Income Appreciator Benefit amount.

 Effect of Total Withdrawal On Income Appreciator Benefit
 We will not make Income Appreciator Benefit payments after the date you make a total withdrawal of the contract surrender value.

 7: HOW CAN I PURCHASE A STRATEGIC PARTNERS ANNUITY ONE 3 CONTRACT?

 PURCHASE PAYMENTS
 The initial purchase payment is the amount of money you give us to purchase the contract. Unless we agree otherwise, and subject to our rules, the minimum initial purchase payment is $10,000. You must get our prior approval for any initial and additional purchase payment of $1,000,000 or more, unless we are prohibited under applicable state law from insisting on such prior approval. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers.


 You may purchase this contract only if the oldest of the owner, joint owner, annuitant, or co-annuitant is age 85 or younger on the contract date. Certain age limits apply to certain features and benefits described herein. No subsequent purchase payments may be made on or after the earliest of the 86th birthday of:

..   the owner,
..   the joint owner,
..   the annuitant, or
..   the co-annuitant.

 Currently, the maximum aggregate purchase payments you may make is $7 million. We limit the maximum total purchase payments in any contract year other than the first to $2 million absent our prior approval.

 ALLOCATION OF PURCHASE PAYMENTS
 When you purchase a contract, we will allocate your invested purchase payment among the variable or fixed interest rate investment options, or the market value adjustment option based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.

 When you make an additional purchase payment, it will be allocated in the same way as your most recent purchase payment, unless you tell us otherwise. Allocations to the DCA Fixed Rate Option must be no less than $2,000 and, allocations to the market value adjustment option must be no less than $1,000.

 You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.


 We generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time. Our business day may close earlier, for example if regular trading on the New York Stock Exchange closes early. Subsequent purchase payments received in good order after the close of the business day will be credited on the following business day. With respect to both your initial purchase payment and any subsequent purchase payment that is pending investment in our Separate Account, we may hold the amount temporarily in our general account and may earn interest on such amount. You will not be credited with interest during that period.


 At our discretion, we may give initial and subsequent purchase payments (as well as withdrawals and transfers) received in good order by certain broker/dealers prior to the close of a business day the same treatment as they would have received had they been received at the same time at the Prudential Annuity Service Center. For more detail, talk to your registered representative.

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

 7: HOW CAN I PURCHASE A STRATEGIC PARTNERS ANNUITY ONE 3 CONTRACT? continued


 Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions, and thereby refuse to accept purchase payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your contract to government regulators.

 CREDITS
 If you purchase the Contract With Credit, we will add a credit amount to your Contract Value with each purchase payment you make. The credit amount is allocated to the variable or fixed interest rate investment options or the market value adjustment option in the same percentages as the purchase payment.

 The bonus credit that we pay with respect to any purchase payment depends on
 (i) the age of the older of the owner or joint owner on the date on which the purchase payment is made and (ii) the amount of the purchase payment. Specifically,
..   if the elder owner is 80 or younger on the date that the purchase payment is made, then we will add a bonus credit to the purchase payment equal to 4% if the purchase payment is less than $250,000; 5% if the purchase payment is equal to or greater than $250,000 but less than $1 million; or 6% if the purchase payment is $1 million or greater; and
..   if the older owner is aged 81-85 on the date that the purchase payment is made, then we will add a bonus credit equal to 3% of the amount of the purchase payment.

 Under the Contract With Credit, if the owner returns the contract during the free look period, we will recapture the bonus credits. If we pay a death benefit under the contract, we have a contractual right to take back any credit we applied within one year of the date of death.

 CALCULATING CONTRACT VALUE
 The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract allocated to the variable investment options, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

 Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

 1) adding up the total amount of money allocated to a specific investment option,
 2) subtracting from that amount insurance charges and any other applicable charges such as for taxes, and
 3) dividing this amount by the number of outstanding accumulation units.

 When you make a purchase payment to a variable investment option, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment, plus (if you have purchased the Contract With Credit) any applicable credit, allocated to a variable investment option by the unit price of the accumulation unit for that variable investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

 We cannot guarantee that your Contract Value will increase or that it will not fall below the amount of your total purchase payments.

 8: WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE 3 CONTRACT?

 There are charges and other expenses associated with the contract that reduce the return on your investment. These charges and expenses are described below.

 The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract.

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


 INSURANCE AND ADMINISTRATIVE CHARGES
 If you choose an optional benefit, the insurance and administrative cost also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. We also incur the risk that the death benefit amount exceeds the Contract Value. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs.


 We calculate the insurance and administrative charge based on the average daily value of all assets allocated to the variable investment options. These charges are not assessed against amounts allocated to the fixed interest rate options. The amount of the charge depends on the death benefit (or other) option that you choose.

 The death benefit charge is equal to:
..   1.40% on an annual basis if you choose the base death benefit, or
..   1.65% on an annual basis if you choose the step-up Guaranteed Minimum Death
    Benefit option (i.e., 0.25% in addition to the base death benefit charge).

 We impose an additional insurance and administrative charge of 0.10% annually (of Contract Value attributable to the variable investment options) for the Contract With Credit.


 We impose an additional charge of 0.60% annually if you choose the Lifetime Five Income Benefit or the Highest Daily Lifetime Five benefit. We impose a charge of 0.60% or 0.75% of the Protected Withdrawal Value for Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven, respectively. We impose an additional charge of 0.75% annually if you choose the Spousal Lifetime Five Income Benefit. Upon any reset of the amounts guaranteed under these benefits, we reserve the right to adjust the charge to that being imposed at that time for new elections of the benefits.


 If the charges under the contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the contracts.


 If you choose the Contract With Credit, we will also use any profits from this charge to recoup our costs of providing the credit. If a fixed interest rate option is available under your contract, the interest rate that we credit to that option may be reduced by an amount that corresponds to the asset-based charges to which you are subject under the variable investment options.


 WITHDRAWAL CHARGE
 A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. The amount and duration of the withdrawal charge depends on whether you choose the Contract With Credit or the Contract Without Credit. The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment being withdrawn was made. Specifically, we maintain an "age" for each purchase payment you have made by keeping track of how many contract anniversaries have passed since the purchase payment was made.

 The withdrawal charge is the percentage, shown below, of the amount withdrawn.

           Number of Contract
           Anniversaries Since Contract With Credit Contract Without
            the Date of Each        Withdrawal      Credit Withdrawal
            Purchase Payment          Charge             Charge
           ----------------------------------------------------------
                    0                   8%                 7%
           ----------------------------------------------------------
                    1                   8%                 6%
           ----------------------------------------------------------
                    2                   8%                 5%
           ----------------------------------------------------------
                    3                   8%                 4%
           ----------------------------------------------------------
                    4                   7%                 3%
           ----------------------------------------------------------
                    5                   6%                 2%
           ----------------------------------------------------------
                    6                   5%                 1%
           ----------------------------------------------------------
                    7                   0%                 0%
           ----------------------------------------------------------

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

 8: WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE 3 CONTRACT? continued


 If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the next following contract anniversary will apply.

 If you request a withdrawal, we will deduct an amount from the Contract Value that is sufficient to pay the withdrawal charge, and provide you with the amount requested.

 If you request a full withdrawal, we will provide you with the full amount of the Contract Value after making deductions for charges.

 Each contract year, you may withdraw a specified amount of your Contract Value without incurring a withdrawal charge. We determine the "charge-free" amount available to you in a given contract year on the contract anniversary that begins that year. In calculating the charge-free amount, we divide purchase payments into two categories - payments that are subject to a withdrawal charge and those that are not. We determine the charge-free amount based only on purchase payments that are subject to a withdrawal charge. The charge-free amount in a given contract year is equal to 10% of the sum of all the purchase payments subject to the withdrawal charge that you have made as of the applicable contract anniversary. During the first contract year, the charge-free amount is equal to 10% of the initial purchase payment.


 When you make a withdrawal (including a withdrawal under a lifetime withdrawal benefit), we will deduct the amount of the withdrawal first from the available charge-free amount. Any excess amount will then be deducted from purchase payments in excess of the charge-free amount and subject to applicable withdrawal charges. Once you have withdrawn all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.


 If a withdrawal or transfer is taken from a market value adjustment guarantee period, prior to the expiration of the rate guarantee period, we will make a market value adjustment to the withdrawal amount. We will then apply a withdrawal charge to the adjusted amount.

 If you choose the Contract With Credit and make a withdrawal that is subject to a withdrawal charge, we may use part of that withdrawal charge to recoup our costs of providing the credit. However, we do not impose any withdrawal charge on your withdrawal of a credit amount.

 Withdrawal charges will never be greater than permitted by applicable law.

 REQUIRED MINIMUM DISTRIBUTIONS
 If a withdrawal is taken from a tax qualified contract under the minimum distribution option in order to satisfy an Internal Revenue Service mandatory distribution requirement only with respect to that contract's account balance, we will waive withdrawal charges. See Section 10, "What Are The Tax Considerations Associated With The Strategic Partners Annuity One 3 Contract?"

 CONTRACT MAINTENANCE CHARGE

 On each contract anniversary during the accumulation phase, if your Contract Value is less than $75,000, we will deduct the lesser of $30 or 2% of your Contract Value, for administrative expenses. We may raise the level of the Contract Value at which we waive this fee. The charge will be deducted proportionately from each of the contract's variable investment options, fixed interest rate options, and guarantee periods within the market value adjustment option. This same charge will also be deducted when you surrender your contract if your Contract Value is less than $75,000.


 GUARANTEED MINIMUM INCOME BENEFIT CHARGE
 We will impose an additional charge if you choose the Guaranteed Minimum Income Benefit. FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2004, we will deduct a charge equal to 0.50% per year of the average GMIB protected value for the period the charge applies. FOR ALL OTHER CONTRACTS, this is an annual charge equal to 0.45% of the average GMIB protected value for the period the charge applies. We deduct the charge from your Contract Value on each of the following events:
..   each contract anniversary,
..   when you begin the income phase of the contract,
..   upon a full withdrawal, and
..   upon a partial withdrawal if the remaining Contract Value would not be enough to cover the then applicable Guaranteed Minimum Income Benefit charge.

 If we impose this fee other than on a contract anniversary, then we will pro-rate it based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted.

 Because the charge is calculated based on the average GMIB protected value, it does not increase or decrease based on changes to the annuity's Contract Value due to market performance. If the GMIB protected value increases, the dollar amount of the annual charge will increase, while a decrease in the GMIB protected value will decrease the dollar amount of the charge.

 The charge is deducted annually in arrears each contract year on the contract anniversary. We deduct the amount of the charge pro-rata from the Contract Value allocated to the variable investment options. If you surrender your contract, begin receiving annuity payments under the GMIB or any other annuity payout option we make available during a contract year, or the GMIB terminates, we will deduct the charge for the portion of the contract year since the prior contract anniversary (or the contract date if in the first contract year). Upon a full withdrawal or if the Contract Value remaining after a partial withdrawal is not enough to cover the applicable Guaranteed Minimum Income Benefit charge, we will deduct the charge from the amount we pay you.

 The fact that we may impose the charge upon a full or partial withdrawal does not impair your right to make a withdrawal at the time of your choosing.

 We will not impose the Guaranteed Minimum Income Benefit charge after the income phase begins.

 INCOME APPRECIATOR BENEFIT CHARGE
 We will impose an additional charge if you choose the Income Appreciator Benefit. This is an annual charge equal to 0.25% of your Contract Value. The Income Appreciator Benefit charge is calculated:
..   on each contract anniversary,
..   on the annuity date,
..   upon the death of the sole owner or the first-to-die of the owner or joint owner prior to the annuity date,
..   upon a full or partial withdrawal, and
..   upon a subsequent purchase payment.

 The fee is based on the Contract Value at the time of the calculation, and is prorated based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted.

 Although the Income Appreciator Benefit charge may be calculated more often, it is deducted only:
..   on each contract anniversary,
..   on the annuity date,
..   upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date,
..   upon a full withdrawal, and. upon a partial withdrawal if the Contract
    Value remaining after such partial withdrawal is not enough to cover the then-applicable Income Appreciator Benefit charge.

 We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

 The Income Appreciator Benefit charge is deducted from each investment option in the same proportion that the amount allocated to the investment option bears to the total Contract Value. No market value adjustment will apply to the portion of the charge deducted from the Market Value Adjustment Option. Upon a full withdrawal, or if the Contract Value remaining after a partial withdrawal is not enough to cover the then-applicable Income Appreciator Benefit charge, the charge is deducted from the amount paid. The payment of the Income Appreciator Benefit charge will be deemed to be made from earnings for purposes of calculating other charges. THE FACT THAT WE MAY IMPOSE THE CHARGE UPON A FULL OR PARTIAL WITHDRAWAL DOES NOT IMPAIR YOUR RIGHT TO MAKE A WITHDRAWAL AT THE TIME OF YOUR CHOOSING.

 We do not assess this charge upon election of IAB Option 1, the completion of IAB Option 2 or 3, and upon annuitization. However, we do assess the IAB charge during the 10-year payment period contemplated by IAB Options 2 and 3. Moreover, you should realize that amounts credited to your Contract Value under IAB Option 3 increase the Contract Value, and because the IAB fee is a percentage of your Contract Value, the IAB fee may increase as a consequence of those additions.

 BENEFICIARY CONTINUATION OPTION CHARGES

 If your beneficiary takes the Beneficiary Continuation Option, we deduct a Settlement Service Charge. The charge is assessed daily against the average assets allocated to the variable investment options, and is equal to an annual charge of 1.00%. In addition, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Contract Value if the Contract Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request. Finally, transfers in excess of 20 per year will incur a $10 transfer fee.


 TAXES ATTRIBUTABLE TO PREMIUM
 There may be federal, state and premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. New York does not currently charge premium taxes on annuities. It is our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

 TRANSFER FEE
 You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract (contract date). If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will

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

 8: WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE 3 CONTRACT? continued


 deduct a transfer fee of $25 for each additional transfer. We have the right to increase this fee up to a maximum of $30 per transfer, but we have no current plans to do so. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made. The transfer fee is deducted before the market value adjustment, if any, is calculated. There is a different transfer fee under the Beneficiary Continuation Option.


 COMPANY TAXES
 We pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

 In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because(i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.

 UNDERLYING MUTUAL FUND FEES

 When you allocate a purchase payment or a transfer to the variable investment options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2007, the fees of these funds ranged from 0.37% to 1.65% annually. For certain funds, expenses are reduced pursuant to expense waivers and comparable arrangements. In general, these expense waivers and comparable arrangements are not guaranteed, and may be terminated at any time. For additional information about these fund fees, please consult the prospectuses for the funds.


 9: HOW CAN I ACCESS MY MONEY?

 You Can Access Your Money By:
..   MAKING A WITHDRAWAL (EITHER PARTIAL OR FULL); OR.
..   CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.


 WITHDRAWALS DURING THE ACCUMULATION PHASE
 When you make a full withdrawal, you will receive the value of your contract minus any applicable charges and fees. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

 Unless you tell us otherwise, any partial withdrawal and related withdrawal charges will be taken proportionately from all of the investment options you have selected. The minimum Contract Value that must remain in order to keep your contract in force after a withdrawal is $2,000. If you request a withdrawal amount that would reduce the Contract Value below this minimum, we will withdraw the maximum amount available that, with the withdrawal charge, would not reduce the Contract Value below such minimum.

 With respect to the variable investment options, we will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order. We will deduct applicable charges, if any, from the assets in your contract.

 With respect to the market value adjustment option, you may specify the guarantee period from which you would like to make a withdrawal. If you indicate that the withdrawal is to originate from the market value adjustment option, but you do not specify which guarantee period is to be involved, then we will take the withdrawal from the guarantee period that has the least time remaining until its maturity date. If you indicate that you wish to make a withdrawal, but do not specify the investment options to be involved, then we will take the withdrawal from your Contract Value on a pro rata basis from each investment option that you have. In that situation, we will aggregate the Contract Value in each of the guarantee periods that you have within the market value adjustment option for purposes of making that pro rata calculation. The portion of the withdrawal associated with the market value adjustment option then will be taken from the guarantee periods with the least amount of time remaining until the maturity date, irrespective of the original length of the guarantee period. You should be aware that a withdrawal may avoid a withdrawal charge based on the charge-free amount that we allow, yet still be subject to a market value adjustment.

 Income Taxes, Tax Penalties, and Certain Restrictions Also May Apply to Any Withdrawal You Make. For a More Complete Explanation, See Section 10.

 AUTOMATED WITHDRAWALS
 We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual, or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options (other than a guarantee period within the market value adjustment option). The minimum automated withdrawal amount you can make is generally $100. An assignment of the contract terminates any automated withdrawal program that you had in effect.

 Income Taxes, Tax Penalties, Withdrawal Charges, and Certain Restrictions May Apply to Automated Withdrawals. For a More Complete Explanation, See
 Section 10.

 SUSPENSION OF PAYMENTS OR TRANSFERS
 The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:
..   The New York Stock Exchange is closed (other than customary weekend and holiday closings);
..   Trading on the New York Stock Exchange is restricted;
..   An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or
..   The SEC, by order, permits suspension or postponement of payments for the protection of owners.

 We expect to pay the amount of any withdrawal or process any transfer made from the fixed interest rate options promptly upon request.

 10: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE 3 CONTRACT?


 The tax considerations associated with an annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA contributions.

 The discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples. You should be aware, however, that federal tax law does not recognize civil unions. Therefore, we cannot permit a civil union partner to continue the annuity upon the death of the first partner under the annuity's "spousal continuance" provision. Civil union couples should consider that limitation before selecting a spousal benefit under the annuity.

 NONQUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

 TAXES PAYABLE BY YOU
 We believe this annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract owner.

 It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract.

 10: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE 3 CONTRACT? continued


 Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments no later than the first day of the calendar month next following the maximum Annuity Date for your contract. Please refer to your annuity contract for the applicable maximum Annuity Date. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity Date described in your contract. However, the IRS may not then consider your contract to be an annuity under the tax law.

 TAXES ON WITHDRAWALS AND SURRENDER
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of purchase payments until all purchase payments have been returned. After all purchase payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefit programs or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your annuity and will immediately subject any gain in the contract to income tax.

 TAXES ON ANNUITY PAYMENTS
 A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 TAX PENALTY FOR EARLY WITHDRAWAL FROM A NONQUALIFIED ANNUITY CONTRACT
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035
 Section 1035 of the Internal Revenue Code of 1986, as amended (Code), permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

 If an annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

 TAXES PAYABLE BY BENEFICIARIES
 The Death Benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the beneficiary is taxed on gain in the contract.
..   Within 5 years of death of owner: the beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the owner: the beneficiary is taxed on each payment (part will be treated as gain and part as return of purchase payments).

 Considerations for Contingent Annuitants:
 We may allow the naming of a contingent annuitant when a Nonqualified annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the annuity may no longer qualify for tax deferral where the annuity contract continues after the death of the Annuitant. Note that in certain annuity contracts issued by Pruco Life Insurance Company and Pruco
 Life Insurance Company of New Jersey, we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the annuity may no longer qualify for tax deferral where the contract continues after the death of the annuitant.

 DISTRIBUTIONS
 Taxable amounts distributed from an annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 Entity Owners
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Internal Revenue Code, such contract shall not be considered to be held by a non-natural person and will generally be subject to the tax reporting and withholding requirements for a Nonqualified annuity.

 Where a contract is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under
 Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the contract.


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 ANNUITY ONE 3 CONTRACT? continued



 ANNUITY QUALIFICATION
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the portfolios underlying the variable investment options of the annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the investment options offered pursuant to this Prospectus. We reserve the right to take any action, including modifications to your annuity or the investment options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

 Required Distributions Upon Your Death for Nonqualified Annuity Contracts. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of such designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

 QUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Qualified annuity is an annuity contract with applicable endorsements for a tax-favored plan or a Nonqualified annuity contract held by a tax-favored retirement plan.

 The following is a general discussion of the tax considerations for Qualified annuity contracts. This annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs) which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).


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 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial
 IRA or Roth IRA account or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 TYPES OF TAX-FAVORED PLANS
 IRAs. If you buy an annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the annuity by notifying us in writing, and we will refund all of the purchase payments under the annuity (or, if provided by applicable state law, the amount credited under the annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an annuity, you may purchase an annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a single contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year and the current year during the period from January 1 to April 15, or as a current year contribution. In 2008 the contribution limit is $5,000. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.

 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an annuity, you can make regular IRA contributions under the annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA. In some circumstances, non-spouse beneficiaries may directly roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as owner of the contract, must be the "annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age
    70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $46,000 in 2008 ($45,000 in 2007) or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2008, this limit is $230,000 ($225,000 for 2007);


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 ANNUITY ONE 3 CONTRACT? continued


..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $15,500 in 2008 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2008. These amounts are indexed for inflation. These annuities are not available for SARSEPs. You will also be provided the same information, and have the same "free look" period, as you would have if you purchased the contract for a standard IRA.

 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum purchase payment requirements of an annuity, if you meet certain income limitations you may purchase an annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA or Roth IRA by making a single contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year and the current year during the period from January 1 to April 15 of the current year, or with a current contribution. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000) who are not married filing a separate return and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. Beginning January 2008, an individual receiving an eligible rollover distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can directly roll over contributions to a Roth IRA, subject to the same income limits. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once an annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Until 2010, participants with an adjusted gross income greater than $100,000 are not permitted to roll over funds from an employer plan, including a Roth 401(k) distribution, to a Roth IRA.

 TDAs. You may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) generally if you are either an employer or employee of a tax-exempt organization (as defined under Code
 Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your rights (or your employee's rights) to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $15,500 in 2008. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2008. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:
..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments


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 under the contract, or to any "direct transfer" of your interest in the contract to another TDA or to a mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 Final regulations related to 403(b) contracts were issued in 2007. Under these final regulations, certain contract exchanges may be accepted only if the employer and the issuer have entered into the required information-sharing agreements. Such agreements must be in place by January 1, 2009. We do not currently accept transfers of funds under 403(b) contracts. Funds can only be added to the contract as a current salary deferral under an agreement with your employer or as a direct rollover from another employer plan. We intend to begin accepting such transfers in the future when we can comply with the new regulations.

 REQUIRED MINIMUM DISTRIBUTIONS AND PAYMENT OPTIONS
 If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner.

 Required minimum distributions are calculated based on the sum of the account value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the account value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the annuity and an increased amount of taxable income distributed to the annuity owner, and a reduction of death benefits and the benefits of any optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an annuity without either beginning annuity payments or surrendering the annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one Roth IRA from the same owner, similar rules apply.

 Required Distributions Upon Your Death for Qualified Annuity Contracts
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated beneficiary and whether that beneficiary is your surviving spouse.
..   If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.
..   If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary.
..   If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect.
    For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary.


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 ANNUITY ONE 3 CONTRACT? continued



 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 TAX PENALTY FOR EARLY WITHDRAWALS FROM QUALIFIED ANNUITY CONTRACTS
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 WITHHOLDING
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA REQUIREMENTS
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this Prospectus. Information about sales representatives and commissions may be found in the sections of this Prospectus addressing distribution of the annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.


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 SPOUSAL CONSENT RULES FOR RETIREMENT PLANS - QUALIFIED CONTRACTS
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated beneficiary.

 ADDITIONAL INFORMATION
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

 GENERATION-SKIPPING TRANSFERS
 If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.


 11: OTHER INFORMATION

 PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
 Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company which was organized on September 17, 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states.

 Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company doing business since October 13, 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life of New Jersey's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the contract.


 Pruco Life of New Jersey publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life of New Jersey that is annually audited by independent accountants. Pruco Life of New Jersey's annual report for the year ended December 31, 2007, together with subsequent periodic reports that Pruco Life of New Jersey files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Pruco Life of New Jersey annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at the address or telephone number listed on the cover. The SEC file number for Pruco Life of New Jersey is 811-07975. You may read and copy any filings made by Pruco Life of New Jersey with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling
 (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.


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

 11: OTHER INFORMATION continued



 Pruco Life of New Jersey conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Pruco Life of New Jersey may change over time. As of December 31, 2007, non-affiliated entities that could be deemed service providers to Pruco Life of New Jersey and/or another insurer within the Prudential Annuities business unit consisted of the following: ADP (proxy tabulation services) located at 100 Burma Road Jersey City, New Jersey 07305, Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street East Hartford CT 06108, BISYS Retirement Services (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Blue Frog Solutions, Inc. (order entry systems provider) located at 555 SW 12th Ave, Suite 202 Pompano Beach, FL 33069, EBIX Inc. (order-entry system) located at 5 Concourse Parkway Suite 3200 Atlanta, GA 30328, Diversified Information Technologies Inc. (records management) located at 123 Wyoming Ave Scranton, PA 18503, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials) located at 26 Barnes Industrial Park Road North Wallingford, CT 06492, Insurance Technologies (annuity illustrations) located at Two South Cascade Avenue, Suite 200 Colorado Springs, CO 80903, Lason Systems Inc. (contract printing and mailing) located at 1305 Stephenson Highway Troy, MI 48083, Morningstar Associates LLC (asset allocation recommendations) located at 225 West Wacker Drive, Chicago, IL 60606, Pershing LLC (order-entry systems provider) located at One Pershing Plaza Jersey City, NJ 07399, Personix (printing and fulfillment of confirmations and client statements) located at 13100 North Promenade Boulevard Stafford, TX 77477, RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive Chicago, IL 60606-4301, Stanton Group (qualified plan administrator) located at Two Pine Tree Drive Suite 400 Arden Hills, MN 55112 Attention: Alerus Retirement Solutions, State Street (accumulation unit value calculations) located at State Street Financial Center One Lincoln Street Boston, Massachusetts 02111, The Harty Press, Inc. (printing and fulfillment of marketing materials) located at 25 James Street, New Haven, CT 06513, VG Reed & Sons Inc. (printing and fulfillment of annual reports) located at 1002 South 12th Street Louisville, KY 40210, William B. Meyer (printing and fulfillment of prospectuses and marketing materials) located at 255 Long Beach Boulevard Stratford, CT 06615.


 THE SEPARATE ACCOUNT
 We have established a separate account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (separate account), to hold the assets that are associated with the variable annuity contracts. The separate account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life of New Jersey and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life of New Jersey, including its audited financial statements, is provided in the SAI.

 SALE AND DISTRIBUTION OF THE CONTRACT

 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products, and is the co-distributor of the Advanced Series Trust. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA).

 The contract is offered on a continuous basis. PAD enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the contract but are exempt from registration (firms). Applications for the contract are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PAD may offer the contract directly to potential purchasers.


 Commissions are paid to firms on sales of the contract according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of purchase payments made, up to a maximum of 8%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Contract Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the contract. Commissions and other compensation paid in relation to the contract do not result in any additional charge to you or to the separate account.


 In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the contract on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the contract's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PAD. Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.

 To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

 You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total purchase payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.

 We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

 The list below identifies three general types of payments that PAD pays which are broadly defined as follows:
..   Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life of New Jersey products that were sold through the firm (or its affiliated broker-dealers).
..   Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Pruco Life of New Jersey annuity products sold through the firm (or its affiliated broker-dealers).
..   Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

 The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2007) received payment with respect to annuity business during 2007 (or as to which a payment amount was accrued during 2007). The firms listed below include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2007, the least amount paid, and greatest amount paid, were $2,072 and $1,325,582, respectively.

 NAME OF FIRM:
 Advantage Capital Corporation
 AIG Financial Advisors, Inc.
 Citigroup Global Markets, Inc.
 Financial Network Investment Corp.
 FSC Securities Corp.
 ING Financial Partners
 Merrill Lynch
 Morgan Stanley
 Multi-Financial Securities Corporation
 Primevest
 Raymond James & Associates
 Raymond James Financial Services
 Royal Alliance
 Stifel Nicolaus & Co., Inc.
 Sunamerica Securities, Inc.
 UBS Financial Services
 Wachovia

 11: OTHER INFORMATION continued


 On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation ("Wachovia") and formed Wachovia Securities Financial Holdings, LLC ("Wachovia Securities"), a joint venture headquartered in Richmond, Virginia. PFI has a 38% ownership interest in the joint venture, while Wachovia owns the remaining 62%. Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including mutual funds and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Prudential Financial is a service provider to the managed account platform and certain wrap-fee programs offered by Wachovia Securities. The Strategic Partners Plus and Strategic Partners Plus 3 variable annuities are sold through Wachovia Securities.

 LITIGATION

 Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings specific to Pruco Life of New Jersey and proceedings generally applicable to business practices in the industries in which Pruco Life of New Jersey operates. Pruco Life of New Jersey is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its annuity operations, Pruco Life of New Jersey is subject to litigation involving class action lawsuits and other litigation alleging, among other things, that Pruco Life of New Jersey made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Pruco Life of New Jersey is also subject to litigation arising out of its general business activities, such as its investments and third-party contracts. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Pruco Life of New Jersey and its businesses and products. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which Pruco Life of New Jersey engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of its pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

 Pruco Life of New Jersey's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcome cannot be predicted. It is possible that the results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey's financial position. Management believes, however, that based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life of New Jersey's financial position.


 ASSIGNMENT
 In general, you can assign the contract at any time during your lifetime. If you do so, we will reset the death benefit to equal the Contract Value on the date the assignment occurs. For details, see Section 4, "What Is The Death Benefit?" We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event. If you assign the contract, that assignment will result in the termination of any automated withdrawal program that had been in effect. If the new owner wants to re-institute an automated withdrawal program, then he/she needs to submit the forms that we require, in good order.

 If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

 FINANCIAL STATEMENTS
 The financial statements of the separate account and Pruco Life of New Jersey, the co-issuer of the Strategic Partners Annuity One 3 contract, are included in the Statement of Additional Information.

 STATEMENT OF ADDITIONAL INFORMATION
 Contents:
 Company
 Experts
 Principal Underwriter


 Allocation of Initial Purchase Payment
 Determination of Accumulation Unit Values


 Financial Statements
 Separate Account Financial Information
 Company Financial Information

 HOUSEHOLDING
 To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contract owner that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling (877) 778-5008.

 MARKET-VALUE ADJUSTMENT FORMULA
 The general formula under which Pruco Life of New Jersey calculates the market value adjustment applicable to a full or partial surrender, annuitization, or settlement under Strategic Partners Annuity One 3 is set forth below. The market value adjustment is expressed as a multiplier factor. That is, the Contract Value after the market value adjustment ("MVA"), but before any withdrawal charge, is as follows: Contract Value (after MVA) = Contract Value (before MVA) X (1 + MVA). The MVA itself is calculated as follows:

                                 MVA =  [   (       1 + I     )//n/12// ]   -1
                                                ---------
                                                1 + J + .0025


 Where:   I   =   the guaranteed credited interest rate (annual effective) for the given contract at the time of withdrawal or annuitization or settlement.
          J   =   the interpolated current credited interest rate offered on new money at the time of withdrawal, annuitization, or settlement. (See below for the interpolation formula)
          N   =   equals the remaining number of months in the contract's current guarantee period (rounded
                  up) at the time of withdrawal or annuitization or settlement.

 The MVA formula with respect to contracts issued in New York is what is depicted above. The formula uses an interpolated rate "J" as the current credited interest rate. Specifically, "J" is the interpolated current credited interest rate offered on new money at the time of withdrawal, annuitization, or settlement. The interpolated value is calculated using the following formula:

 m/365 X (n + 1) year rate + (365-m)/365 X n year rate,

 where "n" equals the number of whole years remaining in the Contract's current guarantee period, and "m" equals the number of days remaining in year "n" of the current guarantee period.

 Market Value Adjustment Example
 The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

 Positive market value adjustment
..   Suppose a contract owner made an invested purchase payment of $10,000 on
    July 1, 2005 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2007. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.
..   On May 1, 2007 the interest rate declared by Pruco Life of New Jersey for a guarantee period of 3 years (the number of whole years remaining) is 4%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.

 11: OTHER INFORMATION continued


 The following computations would be made:
 1) Determine the Market Value Adjustment factor.

         N   =   38
         I   =   6% (0.06)
         J   =   [(61/365) X 0.05] + [((365 - 61) 365) X 0.04] = 0.0417

 The MVA factor calculation would be: [(1.06)/(1.0417 + 0.0025)] to the power of (38/12) - 1 = 0.04871

 2) Multiply the Contract Value by the factor calculated in Step 1.

    $11,127.11 X 0.04871 = $542.00

 3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

    $11,127.11 + $542.00 = $11,669.11

 The MVA may not always be positive. Here is an example where it is negative.
..   Suppose a contract owner made an invested purchase payment of $10,000 on
    July 1, 2005 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2007. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.
..   On May 1, 2007 the interest rate declared by Pruco Life of New Jersey for a guarantee period of 3 years (the number of whole years remaining) is 7%, and for a guarantee period of 4 years (the number of whole years remaining plus1) is 8%.

 The following computations would be made:

 1) Determine the Market Value Adjustment factor.

         N   =   38
         I   =   6%(0.06)
         J   =   [(61/365) X 0.08] + [((365 - 61)/365) X 0.07] = 0.0717

 The MVA factor calculation would be: [(1.06)/(1.0717 + 0.0025)] to the power of (38/12) - 1 = -0.04126

 2) Multiply the Contract Value by the factor calculated in Step 1.

    $11,127.11 X (-0.04126) = -$459.10

 3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

    $11,127.11 + (-$459.10) = $10,668.10

                     APPENDIX A - ACCUMULATION UNIT VALUES

 As we have indicated throughout this prospectus, the Strategic Partners Annuity One 3 Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge, by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176. As discussed in the prospectus, if you select certain optional benefits (e.g., Lifetime Five), we limit the investment options to which you may allocate your Contract Value. In certain of these accumulation unit value tables, we set forth accumulation unit values that assume election of one or more of such optional benefits and allocation of Contract Value to portfolios that currently are not permitted as part of such optional benefits. Such unit values are set forth for general reference purposes only, and are not intended to indicate that such portfolios may be acquired along with those optional benefits.


                        STRATEGIC PARTNERS ANNUITY ONE 3
                   Pruco Life Insurance Company of New Jersey
                                   PROSPECTUS

              ACCUMULATION UNIT VALUES: (Base Death Benefit 1.40)



                                                                         Number of
                                     Accumulation     Accumulation      Accumulation
                                     Unit Value at    Unit Value at Units Outstanding at
                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------
Jennison Portfolio
    11/10/2003* to 12/31/2003          $1.18439         $1.24006           39,791
    1/1/2004 to 12/31/2004             $1.24006         $1.34066          100,732
    1/1/2005 to 12/31/2005             $1.34066         $1.51459          137,053
    1/1/2006 to 12/31/2006             $1.51459         $1.52034          129,481
    1/1/2007 to 12/31/2007             $1.52034         $1.67913          110,470
----------------------------------------------------------------------------------------
Prudential Equity Portfolio
    11/10/2003* to 12/31/2003          $1.17721         $1.25778           28,099
    1/1/2004 to 12/31/2004             $1.25778         $1.36350           79,192
    1/1/2005 to 12/31/2005             $1.36350         $1.49905          156,136
    1/1/2006 to 12/31/2006             $1.49905         $1.66417          137,344
    1/1/2007 to 12/31/2007             $1.66417         $1.79403          111,788
----------------------------------------------------------------------------------------
Prudential Global Portfolio
    11/10/2003* to 12/31/2003          $1.20571         $1.28481           16,224
    1/1/2004 to 12/31/2004             $1.28481         $1.38861           32,873
    1/1/2005 to 12/31/2005             $1.38861         $1.58951           40,108
    1/1/2006 to 12/31/2006             $1.58951         $1.87567           40,888
    1/1/2007 to 12/31/2007             $1.87567         $2.04345           24,602
----------------------------------------------------------------------------------------
Prudential Money Market Portfolio
    11/10/2003* to 12/31/2003          $0.99549         $0.99449          164,642
    1/1/2004 to 12/31/2004             $0.99449         $0.99063           57,936
    1/1/2005 to 12/31/2005             $0.99063         $1.00520          313,038
    1/1/2006 to 12/31/2006             $1.00520         $1.03840          315,413
    1/1/2007 to 12/31/2007             $1.03840         $1.07563          192,470
----------------------------------------------------------------------------------------
Prudential Stock Index Portfolio
    11/10/2003* to 12/31/2003          $1.15290         $1.22414           37,552
    1/1/2004 to 12/31/2004             $1.22414         $1.33335          123,526
    1/1/2005 to 12/31/2005             $1.33335         $1.37464          254,271
    1/1/2006 to 12/31/2006             $1.37464         $1.56643          233,311
    1/1/2007 to 12/31/2007             $1.56643         $1.62347          208,140

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
Prudential Value Portfolio
    11/10/2003* to 12/31/2003                        $1.12896         $1.22392            17,996
    1/1/2004 to 12/31/2004                           $1.22392         $1.40386            38,464
    1/1/2005 to 12/31/2005                           $1.40386         $1.61508            96,578
    1/1/2006 to 12/31/2006                           $1.61508         $1.91044           106,274
    1/1/2007 to 12/31/2007                           $1.91044         $1.94400            99,614
------------------------------------------------------------------------------------------------------
SP Aggressive Growth Asset Allocation Portfolio
    11/10/2003* to 12/31/2003                        $1.21452         $1.27916            11,282
    1/1/2004 to 12/31/2004                           $1.27916         $1.44765            60,849
    1/1/2005 to 12/31/2005                           $1.44765         $1.57741           107,580
    1/1/2006 to 12/31/2006                           $1.57741         $1.77768           164,839
    1/1/2007 to 12/31/2007                           $1.77768         $1.91433           174,865
------------------------------------------------------------------------------------------------------
SP AIM Aggressive Growth Portfolio
    11/10/2003* to 12/31/2003                        $1.18805         $1.22149             6,124
    1/1/2004 to 12/31/2004                           $1.22149         $1.34749            25,091
    1/1/2005 to 4/29/2005                            $1.34749         $1.24414                 0
------------------------------------------------------------------------------------------------------
SP AIM Core Equity Portfolio
    11/10/2003* to 12/31/2003                        $1.12456         $1.19626             8,644
    1/1/2004 to 12/31/2004                           $1.19626         $1.28343            14,276
    1/1/2005 to 12/31/2005                           $1.28343         $1.32432            33,356
    1/1/2006 to 12/31/2006                           $1.32432         $1.51572            33,579
    1/1/2007 to 12/31/2007                           $1.51572         $1.61162            29,368
------------------------------------------------------------------------------------------------------
SP T. Rowe Price Large-Cap Growth Portfolio
    11/10/2003* to 12/31/2003                        $1.13994         $1.17938            23,284
    1/1/2004 to 12/31/2004                           $1.17938         $1.23406            28,153
    1/1/2005 to 12/31/2005                           $1.23406         $1.41770            36,487
    1/1/2006 to 12/31/2006                           $1.41770         $1.48086            24,621
    1/1/2007 to 12/31/2007                           $1.48086         $1.58021            22,341
------------------------------------------------------------------------------------------------------
SP Balanced Asset Allocation Portfolio
    11/10/2003* to 12/31/2003                        $1.14798         $1.19393           504,794
    1/1/2004 to 12/31/2004                           $1.19393         $1.30793           907,722
    1/1/2005 to 12/31/2005                           $1.30793         $1.38790         1,119,502
    1/1/2006 to 12/31/2006                           $1.38790         $1.51519           994,594
    1/1/2007 to 12/31/2007                           $1.51519         $1.63393           932,975
------------------------------------------------------------------------------------------------------
SP Conservative Asset Allocation Portfolio
    11/10/2003* to 12/31/2003                        $1.10288         $1.13654            47,622
    1/1/2004 to 12/31/2004                           $1.13654         $1.22048           328,878
    1/1/2005 to 12/31/2005                           $1.22048         $1.27471           360,497
    1/1/2006 to 12/31/2006                           $1.27471         $1.36612           381,894
    1/1/2007 to 12/31/2007                           $1.36612         $1.47370           378,691
------------------------------------------------------------------------------------------------------
SP Davis Value Portfolio
    11/10/2003* to 12/31/2003                        $1.17037         $1.24835            12,492
    1/1/2004 to 12/31/2004                           $1.24835         $1.38531            43,327
    1/1/2005 to 12/31/2005                           $1.38531         $1.49631           180,679
    1/1/2006 to 12/31/2006                           $1.49631         $1.69738           186,334
    1/1/2007 to 12/31/2007                           $1.69738         $1.75049           145,492
------------------------------------------------------------------------------------------------------
SP Small-Cap Value Portfolio
    11/10/2003* to 12/31/2003                        $1.22255         $1.29026            19,314
    1/1/2004 to 12/31/2004                           $1.29026         $1.53570           101,983
    1/1/2005 to 12/31/2005                           $1.53570         $1.58443           185,307
    1/1/2006 to 12/31/2006                           $1.58443         $1.79078           182,806
    1/1/2007 to 12/31/2007                           $1.79078         $1.70189           163,605

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
SP Growth Asset Allocation Portfolio
    11/10/2003* to 12/31/2003                     $1.18371         $1.23975           13,048
    1/1/2004 to 12/31/2004                        $1.23975         $1.38211          415,431
    1/1/2005 to 12/31/2005                        $1.38211         $1.48911          710,872
    1/1/2006 to 12/31/2006                        $1.48911         $1.65769          761,972
    1/1/2007 to 12/31/2007                        $1.65769         $1.78549          673,245
---------------------------------------------------------------------------------------------------
SP Large Cap Value Portfolio
    11/10/2003* to 12/31/2003                     $1.13457         $1.21457            9,324
    1/1/2004 to 12/31/2004                        $1.21457         $1.41041           59,056
    1/1/2005 to 12/31/2005                        $1.41041         $1.48345           90,232
    1/1/2006 to 12/31/2006                        $1.48345         $1.73324           87,164
    1/1/2007 to 12/31/2007                        $1.73324         $1.66085           89,129
---------------------------------------------------------------------------------------------------
SP International Value Portfolio
    11/10/2003* to 12/31/2003                     $1.13314         $1.23393            2,117
    1/1/2004 to 12/31/2004                        $1.23393         $1.40924           36,000
    1/1/2005 to 12/31/2005                        $1.40924         $1.58122           69,476
    1/1/2006 to 12/31/2006                        $1.58122         $2.01320           77,087
    1/1/2007 to 12/31/2007                        $2.01320         $2.34427           70,060
---------------------------------------------------------------------------------------------------
SP MFS Capital Opportunities Portfolio
    11/10/2003* to 12/31/2003                     $1.14453         $1.20717           12,883
    1/1/2004 to 12/31/2004                        $1.20717         $1.33789           12,829
    1/1/2005 to 4/29/2005                         $1.33789         $1.25025                0
---------------------------------------------------------------------------------------------------
SP Mid Cap Growth Portfolio
    11/10/2003* to 12/31/2003                     $1.31609         $1.33928            2,550
    1/1/2004 to 12/31/2004                        $1.33928         $1.57888           20,649
    1/1/2005 to 12/31/2005                        $1.57888         $1.63898           98,736
    1/1/2006 to 12/31/2006                        $1.63898         $1.58504           84,698
    1/1/2007 to 12/31/2007                        $1.58504         $1.81642           90,273
---------------------------------------------------------------------------------------------------
SP PIMCO High Yield Portfolio
    11/10/2003* to 12/31/2003                     $1.16169         $1.19841          229,155
    1/1/2004 to 12/31/2004                        $1.19841         $1.29196          181,718
    1/1/2005 to 12/31/2005                        $1.29196         $1.32558          348,363
    1/1/2006 to 12/31/2006                        $1.32558         $1.43180          352,573
    1/1/2007 to 12/31/2007                        $1.43180         $1.46552          290,563
---------------------------------------------------------------------------------------------------
SP PIMCO Total Return Portfolio
    11/10/2003* to 12/31/2003                     $1.02971         $1.04684          406,783
    1/1/2004 to 12/31/2004                        $1.04684         $1.08689          614,905
    1/1/2005 to 12/31/2005                        $1.08689         $1.09767          924,568
    1/1/2006 to 12/31/2006                        $1.09767         $1.12250          809,654
    1/1/2007 to 12/31/2007                        $1.12250         $1.21148          722,183
---------------------------------------------------------------------------------------------------
SP Prudential U.S. Emerging Growth Portfolio
    11/10/2003* to 12/31/2003                     $1.35478         $1.36653           25,796
    1/1/2004 to 12/31/2004                        $1.36653         $1.63587           60,126
    1/1/2005 to 12/31/2005                        $1.63587         $1.90014          105,814
    1/1/2006 to 12/31/2006                        $1.90014         $2.05363           92,566
    1/1/2007 to 12/31/2007                        $2.05363         $2.36566           75,938
---------------------------------------------------------------------------------------------------
SP Small Cap Growth Portfolio
    11/10/2003* to 12/31/2003                     $1.29042         $1.30191           15,448
    1/1/2004 to 12/31/2004                        $1.30191         $1.27212           30,036
    1/1/2005 to 12/31/2005                        $1.27212         $1.28565           50,363
    1/1/2006 to 12/31/2006                        $1.28565         $1.42492           56,237
    1/1/2007 to 12/31/2007                        $1.42492         $1.49464           50,783

                                                                                                    Number of
                                                                Accumulation     Accumulation      Accumulation
                                                                Unit Value at    Unit Value at Units Outstanding at
                                                             Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------------
SP Strategic Partners Focused Growth Portfolio
    11/10/2003* to 12/31/2003                                      $1.14518         $1.19388               0
    1/1/2004 to 12/31/2004                                         $1.19388         $1.30209           5,809
    1/1/2005 to 12/31/2005                                         $1.30209         $1.47863          16,112
    1/1/2006 to 12/31/2006                                         $1.47863         $1.44859          20,817
    1/1/2007 to 12/31/2007                                         $1.44859         $1.64616          23,985
-------------------------------------------------------------------------------------------------------------------
SP Technology Portfolio
    11/10/2003* to 12/31/2003                                      $1.32609         $1.34037             531
    1/1/2004 to 12/31/2004                                         $1.34037         $1.32188           4,721
    1/1/2005 to 4/29/2005                                          $1.32188         $1.18074               0
-------------------------------------------------------------------------------------------------------------------
SP International Growth Portfolio
    11/10/2003* to 12/31/2003                                      $1.26410         $1.35112          18,770
    1/1/2004 to 12/31/2004                                         $1.35112         $1.55290         152,738
    1/1/2005 to 12/31/2005                                         $1.55290         $1.78245          59,726
    1/1/2006 to 12/31/2006                                         $1.78245         $2.12789          64,161
    1/1/2007 to 12/31/2007                                         $2.12789         $2.50846          59,713
-------------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    3/20/2006* to 12/31/2006                                       $9.99886        $10.68260               0
    1/1/2007 to 12/31/2007                                        $10.68260        $11.53588               0
-------------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    12/5/2005* to 12/31/2005                                       $9.99886         $9.99933             393
    1/1/2006 to 12/31/2006                                         $9.99933        $11.40838             391
    1/1/2007 to 12/31/2007                                        $11.40838        $12.32551             389
-------------------------------------------------------------------------------------------------------------------
AST Alger All-Cap Growth Portfolio
    3/14/2005* to 12/02/2005                                      $10.09338        $11.73323               0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value Portfolio
    3/14/2005* to 12/31/2005                                      $10.07970        $10.33229               0
    1/1/2006 to 12/31/2006                                        $10.33229        $12.36530               0
    1/1/2007 to 12/31/2007                                        $12.36530        $11.75873             561
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income Portfolio
    3/14/2005* to 12/31/2005                                      $10.05481        $10.28681               0
    1/1/2006 to 12/31/2006                                        $10.28681        $11.89718               0
    1/1/2007 to 12/31/2007                                        $11.89718        $12.33375               0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth + Value Portfolio
    3/14/2005* to 12/02/2005                                      $10.05009        $11.34495               0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Managed Index 500 Portfolio
    3/14/2005* to 12/31/2005                                      $10.04988        $10.42169             447
    1/1/2006 to 12/31/2006                                        $10.42169        $11.57321             446
    1/1/2007 to 12/31/2007                                        $11.57321        $11.65038             446
-------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    3/14/2005* to 12/31/2005                                      $10.06658        $10.35426               0
    1/1/2006 to 12/31/2006                                        $10.35426        $11.93304               0
    1/1/2007 to 12/31/2007                                        $11.93304        $11.75498               0
-------------------------------------------------------------------------------------------------------------------
AST American Century Strategic Allocation Portfolio
 formerly, AST American Century Strategic Balanced Portfolio
    3/14/2005* to 12/31/2005                                      $10.04202        $10.33700             988
    1/1/2006 to 12/31/2006                                        $10.33700        $11.18026             987
    1/1/2007 to 12/31/2007                                        $11.18026        $12.00848             987
-------------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    12/5/2005* to 12/31/2005                                       $9.99886        $10.01933               0
    1/1/2006 to 12/31/2006                                        $10.01933        $11.04402          40,364
    1/1/2007 to 12/31/2007                                        $11.04402        $11.89376          38,109

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    12/5/2005* to 12/31/2005                                $9.99886        $10.00933              0
    1/1/2006 to 12/31/2006                                 $10.00933        $11.22130              0
    1/1/2007 to 12/31/2007                                 $11.22130        $12.14221              0
------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    3/14/2005* to 12/31/2005                               $10.14710        $12.04155              0
    1/1/2006 to 12/31/2006                                 $12.04155        $16.23834          1,136
    1/1/2007 to 12/31/2007                                 $16.23834        $12.82033            360
------------------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
    12/5/2005* to 12/31/2005                                $9.99886        $10.02932              0
    1/1/2006 to 12/31/2006                                 $10.02932        $10.93553              0
    1/1/2007 to 12/31/2007                                 $10.93553        $11.76251              0
------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    3/14/2005* to 12/31/2005                               $10.08492        $10.73678              0
    1/1/2006 to 12/31/2006                                 $10.73678        $12.88954            650
    1/1/2007 to 12/31/2007                                 $12.88954        $12.86054            748
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
 formerly, AST DeAm Small-Cap Growth Portfolio
    3/14/2005* to 12/31/2005                               $10.01133        $10.33264            721
    1/1/2006 to 12/31/2006                                 $10.33264        $10.98080              0
    1/1/2007 to 12/31/2007                                 $10.98080        $12.85490              0
------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    3/14/2005* to 12/31/2005                               $10.04570        $10.03757          3,019
    1/1/2006 to 12/31/2006                                 $10.03757        $11.87455          1,683
    1/1/2007 to 12/31/2007                                 $11.87455         $9.62921          1,649
------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    3/14/2005* to 12/31/2005                                $9.99886        $10.98052            293
    1/1/2006 to 12/31/2006                                 $10.98052        $12.22751            289
    1/1/2007 to 12/31/2007                                 $12.22751        $13.40975            225
------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    3/20/2006* to 12/31/2006                                $9.99886        $10.50452              0
    1/1/2007 to 12/31/2007                                 $10.50452        $11.54148              0
------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    3/20/2006* to 12/31/2006                                $9.99886        $10.60336              0
    1/1/2007 to 12/31/2007                                 $10.60336        $11.35095          1,358
------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
 formerly, AST Global Allocation Portfolio
    3/14/2005* to 12/31/2005                               $10.01541        $10.64464              0
    1/1/2006 to 12/31/2006                                 $10.64464        $11.66754              0
    1/1/2007 to 12/31/2007                                 $11.66754        $11.72906              0
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    3/14/2005* to 12/31/2005                               $10.03302        $10.78065            314
    1/1/2006 to 12/31/2006                                 $10.78065        $11.69442          1,608
    1/1/2007 to 12/31/2007                                 $11.69442        $13.14587          7,356
------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    3/14/2005* to 12/31/2005                                $9.97681         $9.87825            239
    1/1/2006 to 12/31/2006                                  $9.87825        $10.75063            149
    1/1/2007 to 12/31/2007                                 $10.75063        $10.86456              0
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    3/14/2005* to 12/31/2005                                $9.99886        $10.60000          1,259
    1/1/2006 to 12/31/2006                                 $10.60000        $11.11019          1,473
    1/1/2007 to 12/31/2007                                 $11.11019        $13.07586          1,496

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    3/14/2005* to 12/31/2005                        $9.91389        $10.67460            642
    1/1/2006 to 12/31/2006                         $10.67460        $12.92733          3,353
    1/1/2007 to 12/31/2007                         $12.92733        $13.95132          3,786
----------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    3/14/2005* to 12/31/2005                       $10.07726        $10.57804            813
    1/1/2006 to 12/31/2006                         $10.57804        $12.35800            820
    1/1/2007 to 12/31/2007                         $12.35800        $11.82253              0
----------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    3/14/2005* to 12/31/2005                        $9.99886         $9.96977              0
    1/1/2006 to 12/31/2006                          $9.96977        $10.79596          1,213
    1/1/2007 to 12/31/2007                         $10.79596        $11.29424          1,970
----------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    3/14/2005* to 12/31/2005                       $10.12625        $10.92526            243
    1/1/2006 to 12/31/2006                         $10.92526        $11.55444            267
    1/1/2007 to 12/31/2007                         $11.55444        $13.09923              0
----------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    3/14/2005* to 12/31/2005                        $9.96626        $10.49866          1,030
    1/1/2006 to 12/31/2006                         $10.49866        $12.87030            897
    1/1/2007 to 12/31/2007                         $12.87030        $13.88494            814
----------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    3/14/2005* to 12/31/2005                       $10.03693        $10.78089              0
    1/1/2006 to 12/31/2006                         $10.78089        $11.65979              0
    1/1/2007 to 12/31/2007                         $11.65979        $13.23519              0
----------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    3/14/2005* to 12/31/2005                       $10.06503        $10.37369             21
    1/1/2006 to 12/31/2006                         $10.37369        $11.68807             19
    1/1/2007 to 12/31/2007                         $11.68807        $11.84309             16
----------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    3/14/2005* to 12/31/2005                       $10.05576        $11.35869            362
    1/1/2006 to 12/31/2006                         $11.35869        $12.77698          2,034
    1/1/2007 to 12/31/2007                         $12.77698        $15.39741          1,569
----------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value Portfolio
    3/14/2005* to 12/31/2005                       $10.02196        $10.90682            517
    1/1/2006 to 12/31/2006                         $10.90682        $11.91306          2,467
    1/1/2007 to 12/31/2007                         $11.91306        $12.12014          1,576
----------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    3/14/2005* to 12/31/2005                        $9.99886        $10.07733          2,326
    1/1/2006 to 12/31/2006                         $10.07733        $10.31847          1,416
    1/1/2007 to 12/31/2007                         $10.31847        $10.86715          1,821
----------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    12/5/2005* to 12/31/2005                        $9.99886        $10.03931              0
    1/1/2006 to 12/31/2006                         $10.03931        $10.68916              0
    1/1/2007 to 12/31/2007                         $10.68916        $11.45988              0
----------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    3/14/2005* to 12/31/2005                       $10.04866        $10.66828            952
    1/1/2006 to 12/31/2006                         $10.66828        $12.63027            535
    1/1/2007 to 12/31/2007                         $12.63027        $11.75648            363
----------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    3/14/2005* to 12/31/2005                       $10.02867        $10.37610              0
    1/1/2006 to 12/31/2006                         $10.37610        $11.51159              0
    1/1/2007 to 12/31/2007                         $11.51159        $12.06970              0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
                                                       Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    3/14/2005* to 12/31/2005                                 $9.94939         $9.46839           1,408
    1/1/2006 to 12/31/2006                                   $9.46839         $9.92364           2,628
    1/1/2007 to 12/31/2007                                   $9.92364        $10.72994           3,518
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    3/14/2005* to 12/31/2005                                $10.00286        $11.76236             585
    1/1/2006 to 12/31/2006                                  $11.76236        $13.44068           3,108
    1/1/2007 to 12/31/2007                                  $13.44068        $18.62348           3,606
-------------------------------------------------------------------------------------------------------------
Gartmore NVIT Developing Markets Fund
 formerly, Gartmore GVIT Developing Markets Fund
    3/14/2005* to 12/31/2005                                 $9.88103        $12.08600             117
    1/1/2006 to 12/31/2006                                  $12.08600        $16.04073             893
    1/1/2007 to 12/31/2007                                  $16.04073        $22.70075           2,270
-------------------------------------------------------------------------------------------------------------
Janus Aspen Large Cap Growth Portfolio--Service Shares
    11/10/2003* to 12/31/2003                                $1.19749         $1.24622          13,951
    1/1/2004 to 12/31/2004                                   $1.24622         $1.28061          15,228
    1/1/2005 to 12/31/2005                                   $1.28061         $1.31370          15,365
    1/1/2006 to 12/31/2006                                   $1.31370         $1.43985          15,422
    1/1/2007 to 12/31/2007                                   $1.43985         $1.62992          15,359
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                                $9.99886         $9.98290               0



 *  Denotes the start date of these sub-accounts.

                        STRATEGIC PARTNERS ANNUITY ONE 3

                   Pruco Life Insurance Company of New Jersey
                                   PROSPECTUS

 ACCUMULATION UNIT VALUES: (Contract w Credit, GMDB Step Up, Lifetime Five 2.35)



                                                                         Number of
                                     Accumulation     Accumulation      Accumulation
                                     Unit Value at    Unit Value at Units Outstanding at
                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------
Jennison Portfolio
    3/14/2005 to 12/31/2005            $10.06149        $11.75530            0
    1/1/2006 to 12/31/2006             $11.75530        $11.69148            0
    1/1/2007 to 12/31/2007             $11.69148        $12.79216            0
----------------------------------------------------------------------------------------
Prudential Equity Portfolio
    3/14/2005 to 12/31/2005            $10.04786        $11.04459            0
    1/1/2006 to 12/31/2006             $11.04459        $12.14826            0
    1/1/2007 to 12/31/2007             $12.14826        $12.97438            0
----------------------------------------------------------------------------------------
Prudential Global Portfolio
    3/14/2005 to 12/31/2005             $9.98604        $11.28141            0
    1/1/2006 to 12/31/2006             $11.28141        $13.18913            0
    1/1/2007 to 12/31/2007             $13.18913        $14.23485            0
----------------------------------------------------------------------------------------
Prudential Money Market Portfolio
    3/14/2005 to 12/31/2005             $9.99996        $10.05988            0
    1/1/2006 to 12/31/2006             $10.05988        $10.29637            0
    1/1/2007 to 12/31/2007             $10.29637        $10.56765            0

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
Prudential Stock Index Portfolio
    3/14/2005 to 12/31/2005                          $10.05601        $10.32927               0
    1/1/2006 to 12/31/2006                           $10.32927        $11.66171               0
    1/1/2007 to 12/31/2007                           $11.66171        $11.97330               0
------------------------------------------------------------------------------------------------------
Prudential Value Portfolio
    3/14/2005 to 12/31/2005                          $10.03736        $11.20262               0
    1/1/2006 to 12/31/2006                           $11.20262        $13.12851               0
    1/1/2007 to 12/31/2007                           $13.12851        $13.23452               0
------------------------------------------------------------------------------------------------------
SP Aggressive Growth Asset Allocation Portfolio
    3/14/2005 to 12/31/2005                          $10.03176        $10.92881               0
    1/1/2006 to 12/31/2006                           $10.92881        $12.20272               0
    1/1/2007 to 12/31/2007                           $12.20272        $13.01767               0
------------------------------------------------------------------------------------------------------
SP AIM Aggressive Growth Portfolio
    3/14/2005 to 4/29/2005                           $10.06871         $9.48129               0
------------------------------------------------------------------------------------------------------
SP AIM Core Equity Portfolio
    3/14/2005 to 12/31/2005                          $10.02504        $10.18592               0
    1/1/2006 to 12/31/2006                           $10.18592        $11.55011               0
    1/1/2007 to 12/31/2007                           $11.55011        $12.16632               0
------------------------------------------------------------------------------------------------------
SP T. Rowe Price Large-Cap Growth Portfolio
    3/14/2005 to 12/31/2005                          $10.03004        $12.07261               0
    1/1/2006 to 12/31/2006                           $12.07261        $12.49351               0
    1/1/2007 to 12/31/2007                           $12.49351        $13.20717               0
------------------------------------------------------------------------------------------------------
SP Balanced Asset Allocation Portfolio
    3/14/2005 to 12/31/2005                          $10.01701        $10.62086         217,259
    1/1/2006 to 12/31/2006                           $10.62086        $11.48697         267,163
    1/1/2007 to 12/31/2007                           $11.48697        $12.27114         264,631
------------------------------------------------------------------------------------------------------
SP Conservative Asset Allocation Portfolio
    3/14/2005 to 12/31/2005                          $10.00706        $10.45020         108,808
    1/1/2006 to 12/31/2006                           $10.45020        $11.09607         138,562
    1/1/2007 to 12/31/2007                           $11.09607        $11.85756         136,267
------------------------------------------------------------------------------------------------------
SP Davis Value Portfolio
    3/14/2005 to 12/31/2005                          $10.02497        $10.57546               0
    1/1/2006 to 12/31/2006                           $10.57546        $11.88564               0
    1/1/2007 to 12/31/2007                           $11.88564        $12.14340               0
------------------------------------------------------------------------------------------------------
SP Small-Cap Value Portfolio
    3/14/2005 to 12/31/2005                          $10.05718        $10.45619               0
    1/1/2006 to 12/31/2006                           $10.45619        $11.70860               0
    1/1/2007 to 12/31/2007                           $11.70860        $11.02358               0
------------------------------------------------------------------------------------------------------
SP Growth Asset Allocation Portfolio
    3/14/2005 to 12/31/2005                          $10.02889        $10.78726         260,567
    1/1/2006 to 12/31/2006                           $10.78726        $11.89830         310,629
    1/1/2007 to 12/31/2007                           $11.89830        $12.69644         277,354
------------------------------------------------------------------------------------------------------
SP Large Cap Value Portfolio
    3/14/2005 to 12/31/2005                          $10.07568        $10.43081               0
    1/1/2006 to 12/31/2006                           $10.43081        $12.07470               0
    1/1/2007 to 12/31/2007                           $12.07470        $11.46255               0
------------------------------------------------------------------------------------------------------
SP International Value Portfolio
    3/14/2005 to 12/31/2005                           $9.91207        $10.61389               0
    1/1/2006 to 12/31/2006                           $10.61389        $13.38834               0
    1/1/2007 to 12/31/2007                           $13.38834        $15.44474               0
------------------------------------------------------------------------------------------------------
SP MFS Capital Opportunities Portfolio
    3/14/2005 to 4/29/2005                           $10.05589         $9.60153               0

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
                                                 Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
SP Mid Cap Growth Portfolio
    3/14/2005 to 12/31/2005                           $10.02817        $10.64137               0
    1/1/2006 to 12/31/2006                            $10.64137        $10.19555               0
    1/1/2007 to 12/31/2007                            $10.19555        $11.57472               0
-------------------------------------------------------------------------------------------------------
SP PIMCO High Yield Portfolio
    3/14/2005 to 12/31/2005                            $9.98883        $10.08741               0
    1/1/2006 to 12/31/2006                            $10.08741        $10.79348               0
    1/1/2007 to 12/31/2007                            $10.79348        $10.94485               0
-------------------------------------------------------------------------------------------------------
SP PIMCO Total Return Portfolio
    3/14/2005 to 12/31/2005                            $9.99809        $10.11842               0
    1/1/2006 to 12/31/2006                            $10.11842        $10.25030               0
    1/1/2007 to 12/31/2007                            $10.25030        $10.95936               0
-------------------------------------------------------------------------------------------------------
SP Prudential U.S. Emerging Growth Portfolio
    3/14/2005 to 12/31/2005                           $10.03568        $11.68962               0
    1/1/2006 to 12/31/2006                            $11.68962        $12.51685               0
    1/1/2007 to 12/31/2007                            $12.51685        $14.28410               0
-------------------------------------------------------------------------------------------------------
SP Small Cap Growth Portfolio
    3/14/2005 to 12/31/2005                           $10.03030        $10.46275               0
    1/1/2006 to 12/31/2006                            $10.46275        $11.48936               0
    1/1/2007 to 12/31/2007                            $11.48936        $11.93901               0
-------------------------------------------------------------------------------------------------------
SP Strategic Partners Focused Growth Portfolio
    3/14/2005 to 12/31/2005                           $10.07351        $11.93182               0
    1/1/2006 to 12/31/2006                            $11.93182        $11.58147               0
    1/1/2007 to 12/31/2007                            $11.58147        $13.03860               0
-------------------------------------------------------------------------------------------------------
SP Technology Portfolio
    3/14/2005 to 4/29/2005                            $10.04303         $9.58801               0
-------------------------------------------------------------------------------------------------------
SP International Growth Portfolio
    3/14/2005 to 12/31/2005                            $9.92625        $11.24237               0
    1/1/2006 to 12/31/2006                            $11.24237        $13.29698               0
    1/1/2007 to 12/31/2007                            $13.29698        $15.52910               0
-------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    3/20/2006* to 12/31/2006                           $9.99809        $10.60457          45,706
    1/1/2007 to 12/31/2007                            $10.60457        $11.34476         171,448
-------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    12/5/2005* to 12/31/2005                           $9.99809         $9.99215               0
    1/1/2006 to 12/31/2006                             $9.99215        $11.29471               0
    1/1/2007 to 12/31/2007                            $11.29471        $12.08889               0
-------------------------------------------------------------------------------------------------------
AST Alger All-Cap Growth Portfolio
    3/14/2005* to 12/02/2005                          $10.09261        $11.65393               0
-------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value Portfolio
    3/14/2005* to 12/31/2005                          $10.07893        $10.25500               0
    1/1/2006 to 12/31/2006                            $10.25500        $12.15923               0
    1/1/2007 to 12/31/2007                            $12.15923        $11.45490               0
-------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income Portfolio
    3/14/2005* to 12/31/2005                          $10.05404        $10.20982               0
    1/1/2006 to 12/31/2006                            $10.20982        $11.69882               0
    1/1/2007 to 12/31/2007                            $11.69882        $12.01493               0
-------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth + Value Portfolio
    3/14/2005* to 12/02/2005                          $10.04932        $11.26832               0

                                                                                                    Number of
                                                                Accumulation     Accumulation      Accumulation
                                                                Unit Value at    Unit Value at Units Outstanding at
                                                             Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Managed Index 500 Portfolio
    3/14/2005* to 12/31/2005                                      $10.04911        $10.34380                0
    1/1/2006 to 12/31/2006                                        $10.34380        $11.38035                0
    1/1/2007 to 12/31/2007                                        $11.38035        $11.34925                0
-------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    3/14/2005* to 12/31/2005                                      $10.06581        $10.27670                0
    1/1/2006 to 12/31/2006                                        $10.27670        $11.73408                0
    1/1/2007 to 12/31/2007                                        $11.73408        $11.45102                0
-------------------------------------------------------------------------------------------------------------------
AST American Century Strategic Allocation Portfolio
 formerly, AST American Century Strategic Balanced Portfolio
    3/14/2005* to 12/31/2005                                      $10.04126        $10.25966                0
    1/1/2006 to 12/31/2006                                        $10.25966        $10.99392                0
    1/1/2007 to 12/31/2007                                        $10.99392        $11.69820           52,424
-------------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    12/5/2005* to 12/31/2005                                       $9.99809        $10.01214           90,836
    1/1/2006 to 12/31/2006                                        $10.01214        $10.93388          980,523
    1/1/2007 to 12/31/2007                                        $10.93388        $11.66521        1,256,419
-------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    12/5/2005* to 12/31/2005                                       $9.99809        $10.00213           16,400
    1/1/2006 to 12/31/2006                                        $10.00213        $11.10927          431,061
    1/1/2007 to 12/31/2007                                        $11.10927        $11.90879          733,560
-------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    3/14/2005* to 12/31/2005                                      $10.14633        $11.95154                0
    1/1/2006 to 12/31/2006                                        $11.95154        $15.96803                0
    1/1/2007 to 12/31/2007                                        $15.96803        $12.48919                0
-------------------------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
    12/5/2005* to 12/31/2005                                       $9.99809        $10.02210           74,062
    1/1/2006 to 12/31/2006                                        $10.02210        $10.82649          516,020
    1/1/2007 to 12/31/2007                                        $10.82649        $11.53653          613,366
-------------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    3/14/2005* to 12/31/2005                                      $10.08415        $10.65644                0
    1/1/2006 to 12/31/2006                                        $10.65644        $12.67469                0
    1/1/2007 to 12/31/2007                                        $12.67469        $12.52816                0
-------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
 formerly, AST DeAm Small-Cap Growth Portfolio
    3/14/2005* to 12/31/2005                                      $10.01056        $10.25531                0
    1/1/2006 to 12/31/2006                                        $10.25531        $10.79758                0
    1/1/2007 to 12/31/2007                                        $10.79758        $12.52249                0
-------------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    3/14/2005* to 12/31/2005                                      $10.04493         $9.96249                0
    1/1/2006 to 12/31/2006                                         $9.96249        $11.67669                0
    1/1/2007 to 12/31/2007                                        $11.67669         $9.38029                0
-------------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    3/14/2005* to 12/31/2005                                       $9.99809        $10.89847                0
    1/1/2006 to 12/31/2006                                        $10.89847        $12.02369                0
    1/1/2007 to 12/31/2007                                        $12.02369        $13.06315                0
-------------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    3/20/2006* to 12/31/2006                                       $9.99809        $10.42774           36,460
    1/1/2007 to 12/31/2007                                        $10.42774        $11.35028           97,045
-------------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    3/20/2006* to 12/31/2006                                       $9.99809        $10.52596           18,794
    1/1/2007 to 12/31/2007                                        $10.52596        $11.16298          107,468

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
 formerly, AST Global Allocation Portfolio
    3/14/2005* to 12/31/2005                         $10.01465        $10.56503               0
    1/1/2006 to 12/31/2006                           $10.56503        $11.47316               0
    1/1/2007 to 12/31/2007                           $11.47316        $11.42601          32,337
------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    3/14/2005* to 12/31/2005                         $10.03225        $10.70014               0
    1/1/2006 to 12/31/2006                           $10.70014        $11.49971               0
    1/1/2007 to 12/31/2007                           $11.49971        $12.80631               0
------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    3/14/2005* to 12/31/2005                          $9.97604         $9.80433               0
    1/1/2006 to 12/31/2006                            $9.80433        $10.57148               0
    1/1/2007 to 12/31/2007                           $10.57148        $10.58384               0
------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    3/14/2005* to 12/31/2005                          $9.99809        $10.52063               0
    1/1/2006 to 12/31/2006                           $10.52063        $10.92486               0
    1/1/2007 to 12/31/2007                           $10.92486        $12.73768               0
------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    3/14/2005* to 12/31/2005                          $9.91312        $10.59475               0
    1/1/2006 to 12/31/2006                           $10.59475        $12.71200               0
    1/1/2007 to 12/31/2007                           $12.71200        $13.59092               0
------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    3/14/2005* to 12/31/2005                         $10.07650        $10.49882               0
    1/1/2006 to 12/31/2006                           $10.49882        $12.15199               0
    1/1/2007 to 12/31/2007                           $12.15199        $11.51688               0
------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    3/14/2005* to 12/31/2005                          $9.99809         $9.89514               0
    1/1/2006 to 12/31/2006                            $9.89514        $10.61604               0
    1/1/2007 to 12/31/2007                           $10.61604        $11.00230               0
------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    3/14/2005* to 12/31/2005                         $10.12548        $10.84339               0
    1/1/2006 to 12/31/2006                           $10.84339        $11.36178               0
    1/1/2007 to 12/31/2007                           $11.36178        $12.76067               0
------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    3/14/2005* to 12/31/2005                          $9.96549        $10.42012               0
    1/1/2006 to 12/31/2006                           $10.42012        $12.65581               0
    1/1/2007 to 12/31/2007                           $12.65581        $13.52608               0
------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    3/14/2005* to 12/31/2005                         $10.03616        $10.70037               0
    1/1/2006 to 12/31/2006                           $10.70037        $11.46555               0
    1/1/2007 to 12/31/2007                           $11.46555        $12.89324               0
------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    3/14/2005* to 12/31/2005                         $10.06426        $10.29604               0
    1/1/2006 to 12/31/2006                           $10.29604        $11.49314               0
    1/1/2007 to 12/31/2007                           $11.49314        $11.53682               0
------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    3/14/2005* to 12/31/2005                         $10.05499        $11.27378               0
    1/1/2006 to 12/31/2006                           $11.27378        $12.56405               0
    1/1/2007 to 12/31/2007                           $12.56405        $14.99959               0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
                                                       Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value Portfolio
    3/14/2005* to 12/31/2005                                $10.02120        $10.82531               0
    1/1/2006 to 12/31/2006                                  $10.82531        $11.71445               0
    1/1/2007 to 12/31/2007                                  $11.71445        $11.80676               0
-------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    3/14/2005* to 12/31/2005                                 $9.99809        $10.00170               0
    1/1/2006 to 12/31/2006                                  $10.00170        $10.14603               0
    1/1/2007 to 12/31/2007                                  $10.14603        $10.58573               0
-------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    12/5/2005* to 12/31/2005                                 $9.99809        $10.03209           1,097
    1/1/2006 to 12/31/2006                                  $10.03209        $10.58266          25,948
    1/1/2007 to 12/31/2007                                  $10.58266        $11.23988          85,990
-------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    3/14/2005* to 12/31/2005                                $10.04790        $10.58843               0
    1/1/2006 to 12/31/2006                                  $10.58843        $12.41972               0
    1/1/2007 to 12/31/2007                                  $12.41972        $11.45244               0
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    3/14/2005* to 12/31/2005                                $10.02791        $10.29859               0
    1/1/2006 to 12/31/2006                                  $10.29859        $11.31993               0
    1/1/2007 to 12/31/2007                                  $11.31993        $11.75789         118,836
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    3/14/2005* to 12/31/2005                                 $9.94863         $9.39752               0
    1/1/2006 to 12/31/2006                                   $9.39752         $9.75828               0
    1/1/2007 to 12/31/2007                                   $9.75828        $10.45270               0
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    3/14/2005* to 12/31/2005                                $10.00209        $11.67449               0
    1/1/2006 to 12/31/2006                                  $11.67449        $13.21670               0
    1/1/2007 to 12/31/2007                                  $13.21670        $18.14222               0
-------------------------------------------------------------------------------------------------------------
Gartmore NVIT Developing Markets Fund
 formerly, Gartmore GVIT Developing Markets Fund
    3/14/2005* to 12/31/2005                                 $9.88026        $11.99550               0
    1/1/2006 to 12/31/2006                                  $11.99550        $15.77337               0
    1/1/2007 to 12/31/2007                                  $15.77337        $22.11426               0
-------------------------------------------------------------------------------------------------------------
Janus Aspen Large Cap Growth Portfolio--Service Shares
    3/14/2005 to 12/31/2005                                 $10.04403        $10.33887               0
    1/1/2006 to 12/31/2006                                  $10.33887        $11.22671               0
    1/1/2007 to 12/31/2007                                  $11.22671        $12.59046               0
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                                $9.99809         $9.97138               0



 *  Denotes the start date of these sub-accounts.

       APPENDIX B - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

 Within the Strategic Partners(SM) family of annuities, we offer several different deferred variable annuity products. These annuities are issued by Pruco Life Insurance Company of New Jersey. Not all of these annuities may be available to you due to state approval or broker-dealer offerings. You can verify which of these annuities is available to you by asking your registered representative, or by calling us at (888) PRU-2888. For comprehensive information about each of these annuities, please consult the prospectus for the annuity.

 Each annuity has different features and benefits that may be appropriate for you, based on your individual financial situation and how you intend to use the annuity.

 The different features and benefits may include variations on your ability to access funds in your annuity without the imposition of a withdrawal charge as well as different ongoing fees and charges you pay while your contract remains in force. Additionally, differences may exist in various optional benefits such as guaranteed living benefits or death benefit protection.

 Among the factors you should consider when choosing which annuity product may be most appropriate for your individual needs are the following:
..   Your age;.
..   The amount of your investment and any planned future deposits into the annuity;
..   How long you intend to hold the annuity (also referred to as investment time horizon);
..   Your desire to make withdrawals from the annuity;
..   Your investment return objectives;
..   The effect of optional benefits that may be elected; and
..   Your desire to minimize costs and/or maximize return associated with the annuity.


 The following chart sets forth the prominent features of each Strategic Partners variable annuity. Please note that Strategic Partners Advisor and Strategic Partners Select are no longer offered. The availability of optional features, such as those noted in the chart, may increase the cost of the contract. Therefore, you should carefully consider which features you plan to use when selecting your annuity.


 In addition to the chart, we set out below certain hypothetical illustrations that reflect the Contract Value and surrender value of each variable annuity over a variety of holding periods. These charts are meant to reflect how your annuities can grow or decrease depending on market conditions and the comparable value of each of the annuities (which reflects the charges associated with the annuities) under the assumptions noted. In comparing the values within the illustrations, a number of distinctions are evident. To fully appreciate these distinctions, we encourage you to speak to your registered representative and to read the prospectuses. However, we do point out the following noteworthy items:


..   Strategic Partners Annuity One 3/Plus 3 comes in both a bonus version and a non-bonus version, each of which offers several optional insurance features. A bonus is added to your purchase payments under the bonus version, although the withdrawal charges under the bonus version are higher than those under the non-bonus version. Although the non-bonus version offers no bonus, it is accompanied by fixed interest rate options and a market value adjustment option that may provide higher interest rates than such options accompanying the bonus version.

..   Strategic Partners Flex Elite has a shorter case period than Strategic
    Partners Annuity One 3/Plus 3, but does not offer purchase payment credits.

 STRATEGIC PARTNERS ANNUITY PRODUCT COMPARISON. Below is a summary of Strategic Partners variable annuity products. You should consider the investment objectives, risks, charges and expenses of an investment in any contract carefully before investing. Each product prospectus as well as the underlying portfolio prospectuses contains this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying portfolios and can help you decide upon the product that would be most advantageous for you given your individual needs. Please read the prospectuses carefully before investing.



                                 Strategic Partners                            Strategic Partners
                                      Advisor                                        Select
-------------------------------------------------------------------------------------------------------------------------
Minimum Investment                             $10,000                                       $10,000
-------------------------------------------------------------------------------------------------------------------------
Maximum Issue Age                              85 Qualified &                                80 Qualified & 85
                                               Non-Qualified                                 Non-Qualified
-------------------------------------------------------------------------------------------------------------------------
Withdrawal Charge                              None                                          7 Years
 Schedule                                                                                    (7%, 6%, 5%, 4%, 3%,
                                                                                             2%, 1%) Contract date
                                                                                             based
-------------------------------------------------------------------------------------------------------------------------
Annual Charge-Free                             Full liquidity                                10% of gross purchase
 Withdrawal /(1)/                                                                            payments per contract year,
                                                                                             cumulative up to 7 years or
                                                                                             70% of gross purchase
                                                                                             payments
-------------------------------------------------------------------------------------------------------------------------
Insurance and                                  1.40%                                         1.52%
 Administration Charge
-------------------------------------------------------------------------------------------------------------------------
Contract Maintenance Fee                       The lesser of $30 or 2% of                    $30. Waived if contract
 (assessed annually)                           your Contract Value.                          value is $50,000 or more
                                               Waived if contract value is
                                               $50,000 or more
-------------------------------------------------------------------------------------------------------------------------
Contract Credit                                No                                            No




-------------------------------------------------------------------------------------------------------------------------
Fixed Rate Account                             No                                            Yes
                                                                                             1-Year
-------------------------------------------------------------------------------------------------------------------------
Market Value Adjustment                        No                                            Yes
 Account (MVA)                                                                               7-Year
-------------------------------------------------------------------------------------------------------------------------
Enhanced Dollar Cost                           No                                            No
 Averaging (DCA)
-------------------------------------------------------------------------------------------------------------------------
Variable Investment                            as indicated in                               as indicated in
 Options Available                             prospectus                                    prospectus
-------------------------------------------------------------------------------------------------------------------------
Evergreen Funds                                N/A                                           N/A

-------------------------------------------------------------------------------------------------------------------------
Base Death Benefit:                            The greater of: purchase                      Step-Up Withdrawals will
                                               payment(s) minus                              proportionately affect the
                                               proportionate                                 Death Benefit
                                               withdrawal(s) or
                                               Contract Value
-------------------------------------------------------------------------------------------------------------------------
Optional Death Benefit (for                    Step-Up                                       N/A
 an additional cost),/ ( 3)/
-------------------------------------------------------------------------------------------------------------------------
Living Benefits (for an                        Lifetime Five                                 N/A
 additional cost),/ (4)/










-------------------------------------------------------------------------------------------------------------------------


                                 Strategic Partners                              Strategic Partners
                                Annuity One 3/Plus 3                            Annuity One 3/Plus 3
                                     Non Bonus                                         Bonus
----------------------------------------------------------------------------------------------------------------------------
Minimum Investment                               $10,000                                         $10,000
----------------------------------------------------------------------------------------------------------------------------
Maximum Issue Age                                85 Qualified &                                  85 Qualified &
                                                 Non-Qualified                                   Non-Qualified
----------------------------------------------------------------------------------------------------------------------------
Withdrawal Charge                                7 Years                                         7 Years
 Schedule                                        (7%, 6%, 5%, 4%, 3%,                            (8%, 8%, 8%, 8%, 7%, 6%,
                                                 2%, 1%) Payment date                            5%) Payment date based
                                                 based
----------------------------------------------------------------------------------------------------------------------------
Annual Charge-Free                               10% of gross purchase                           10% of gross purchase
 Withdrawal /(1)/                                payments made as of last                        payments made as of last
                                                 contract anniversary per                        contract anniversary per
                                                 contract year                                   contract year

----------------------------------------------------------------------------------------------------------------------------
Insurance and                                    1.40%                                           1.50%
 Administration Charge
----------------------------------------------------------------------------------------------------------------------------
Contract Maintenance Fee                         The lesser of $30 or 2% of                      The lesser of $30 or 2% of
 (assessed annually)                             your Contract Value.                            your Contract Value.
                                                 Waived if contract value is                     Waived if contract value is
                                                 $75,000 or more                                 $75,000 or more
----------------------------------------------------------------------------------------------------------------------------
Contract Credit                                  No                                              Yes
                                                                                                 3%-all amounts ages 81-85
                                                                                                 4%-under $250,000
                                                                                                 5%-$250,000-$999,999
                                                                                                 6%-$1,000,000+
----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Account                               Yes                                             Yes /(2)/
                                                 1-Year                                          1-Year
----------------------------------------------------------------------------------------------------------------------------
Market Value Adjustment                          Yes                                             No
 Account (MVA)                                   1-10 Year
----------------------------------------------------------------------------------------------------------------------------
Enhanced Dollar Cost                             Yes                                             Yes
 Averaging (DCA)
----------------------------------------------------------------------------------------------------------------------------
Variable Investment                              as indicated in                                 as indicated in
 Options Available                               prospectus                                      prospectus
----------------------------------------------------------------------------------------------------------------------------
Evergreen Funds                                  6-available in Strategic                        6-available in Strategic
                                                 Partners Plus 3 only                            Partners Plus 3 only
----------------------------------------------------------------------------------------------------------------------------
Base Death Benefit:                              The greater of: purchase                        The greater of: purchase
                                                 payment(s) minus                                payment(s) minus
                                                 proportionate                                   proportionate
                                                 withdrawal(s) or                                withdrawal(s) or
                                                 Contract Value                                  Contract Value
----------------------------------------------------------------------------------------------------------------------------
Optional Death Benefit (for                      Step-Up                                         Step-Up
 an additional cost),/ ( 3)/
----------------------------------------------------------------------------------------------------------------------------
Living Benefits (for an                          Lifetime Five (LT5);                            Lifetime Five (LT5);
 additional cost),/ (4)/                         Spousal Lifetime Five                           Spousal Lifetime Five
                                                 (SLT5); Highest Daily                           (SLT5); Highest Daily
                                                 Lifetime Five (HDLT5);                          Lifetime Five (HDLT5);
                                                 Highest Daily Lifetime                          Highest Daily Lifetime
                                                 Seven (HDLT7); Spousal                          Seven (HDLT7); Spousal
                                                 Highest Daily Lifetime                          Highest Daily Lifetime
                                                 Seven (SHDLT7);                                 Seven (SHDLT7);
                                                 Guaranteed Minimum                              Guaranteed Minimum
                                                 Income Benefit - (GMIB);                        Income Benefit (GMIB);
                                                 Income Appreciator                              Income Appreciator Benefit
                                                 Benefit - (IAB);                                - (IAB);
----------------------------------------------------------------------------------------------------------------------------


 1 Withdrawals of taxable amounts will be subject to income tax, and prior to age 59 1/2, may be subject to a 10% federal income tax penalty.
 2 May offer lower interest rates for the fixed rate options than the interest rates offered in the contracts without credit.
 3 For more information on these benefits, refer to section 4, "What Is The Death Benefit?" in the Prospectus.

 4 For more information on these benefits, refer to section 3, "What Kind of Payments Will I Receive During The Income Phase?"; section 5, "What Are The Lifetime Withdrawal Benefits?"; (discussing Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven) and section 6, "What Is The Income Appreciator Benefit?" in the Prospectus.

 HYPOTHETICAL ILLUSTRATION
 The following examples outline the value of each annuity as well as the amount that would be available to an investor as a result of full surrender at the end of each of the contract years specified. The values shown below are based on the following assumptions:

..   An initial investment of $100,000 is made into each contract earning a gross rate of return of 0%, 6% and 10% respectively.

..   No subsequent deposits or withdrawals are made to/from the contract.

..   The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the underlying portfolios (as of December 31, 2007) and the charges that are deducted from the contract at the Separate Account level as follows:
..   0.94% average of all fund expenses are computed by adding Portfolio management fees, 12b-1 fees and other expenses of all of the underlying portfolios and then dividing by the number of portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table. Please note that because the SP Aggressive Growth Asset Allocation Portfolio, the SP Balanced Asset Allocation Portfolio, the SP Conservative Asset Allocation Portfolio, and the SP Growth Asset Allocation Portfolio generally were closed to investors in 2005, the fees for such portfolios are not reflected in the above-mentioned average.

..   The Separate Account level charges include the Insurance Charge and
    Administration Charge (as applicable).

 The Contract Value assumes no surrender while the Surrender Value assumes a 100% surrender two days prior to the contract anniversary, therefore reflecting the withdrawal charge applicable to that contract year. Note that a withdrawal on the contract anniversary, or the day before the contract anniversary, would be subject to the withdrawal charge applicable to the next contract year, which usually is lower. The values that you actually experience under a contract will be different from what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each product reflected below will remain the same. We will provide you with a personalized illustration upon request.


 0% GROSS RATE OF RETURN



         SP FLEX ELITE II        SPAO 3 NON BONUS          SPAO 3 BONUS
        ALL YEARS  -2.57%       ALL YEARS  -2.30%       ALL YEARS  -2.40%
        --------- --------- -   --------- --------- -   --------- ---------
        CONTRACT  SURRENDER     CONTRACT  SURRENDER     CONTRACT  SURRENDER
    YR    VALUE     VALUE         VALUE     VALUE         VALUE     VALUE
    --  --------- --------- -   --------- --------- -   --------- ---------
     1   $97,467   $91,344       $97,707   $91,567      $101,516   $94,194
     2   $94,944   $88,997       $95,461   $90,333      $ 99,084   $91,957
     3   $92,484   $86,709       $93,266   $89,102      $ 96,710   $89,773
     4   $90,086   $90,086       $91,122   $87,876      $ 94,394   $87,642
     5   $87,750   $87,750       $89,027   $86,656      $ 92,133   $86,383
     6   $85,473   $85,473       $86,980   $85,440      $ 89,926   $85,130
     7   $83,254   $83,254       $84,980   $84,230      $ 87,772   $83,883
     8   $81,091   $81,091       $83,026   $83,026      $ 85,669   $85,669
     9   $78,983   $78,983       $81,117   $81,117      $ 83,617   $83,617
    10   $76,928   $76,928       $79,252   $79,252      $ 81,614   $81,614
    11   $74,926   $74,926       $77,430   $77,430      $ 79,659   $79,659
    12   $72,975   $72,975       $75,650   $75,650      $ 77,751   $77,751
    13   $71,073   $71,073       $73,911   $73,911      $ 75,888   $75,888
    14   $69,219   $69,219       $72,177   $72,177      $ 74,071   $74,071
    15   $67,413   $67,413       $70,483   $70,483      $ 72,262   $72,262
    16   $65,652   $65,652       $68,829   $68,829      $ 70,497   $70,497
    17   $63,936   $63,936       $67,212   $67,212      $ 68,774   $68,774
    18   $62,264   $62,264       $65,633   $65,633      $ 67,093   $67,093
    19   $60,634   $60,634       $64,089   $64,089      $ 65,451   $65,451
    20   $59,045   $59,045       $62,582   $62,582      $ 63,849   $63,849
    21   $57,497   $57,497       $61,109   $61,109      $ 62,286   $62,286
    22   $55,988   $55,988       $59,670   $59,670      $ 60,760   $60,760
    23   $54,518   $54,518       $58,263   $58,263      $ 59,270   $59,270
    24   $53,085   $53,085       $56,890   $56,890      $ 57,816   $57,816
    25   $51,688   $51,688       $55,548   $55,548      $ 56,397   $56,397
    -----------------------------------------------------------------------



 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 0.94%

 c. No optional death benefits or living benefits elected

 d. Surrender value is accounted for 2 days prior to contract anniversary

 6% GROSS RATE OF RETURN



         SP FLEX ELITE II        SPAO 3 NON BONUS          SPAO 3 BONUS
        ALL YEARS   3.27%       ALL YEARS   3.56%       ALL YEARS   3.46%
        --------- --------- -   --------- --------- -   --------- ---------
        CONTRACT  SURRENDER     CONTRACT  SURRENDER     CONTRACT  SURRENDER
    YR    VALUE     VALUE         VALUE     VALUE         VALUE     VALUE
    --  --------- --------- -   --------- --------- -   --------- ---------
     1  $103,299  $ 96,769      $103,553  $ 97,005      $107,589  $ 99,783
     2  $106,716  $ 99,947      $107,242  $101,409      $111,313  $103,209
     3  $110,247  $103,230      $111,063  $106,011      $115,165  $106,753
     4  $113,894  $113,894      $115,021  $110,820      $119,151  $110,420
     5  $117,662  $117,662      $119,119  $115,845      $123,275  $115,346
     6  $121,554  $121,554      $123,363  $121,096      $127,541  $120,489
     7  $125,575  $125,575      $127,758  $126,581      $131,955  $125,858
     8  $129,730  $129,730      $132,310  $132,310      $136,522  $136,522
     9  $134,021  $134,021      $137,024  $137,024      $141,247  $141,247
    10  $138,455  $138,455      $141,906  $141,906      $146,135  $146,135
    11  $143,035  $143,035      $146,962  $146,962      $151,193  $151,193
    12  $147,767  $147,767      $152,198  $152,198      $156,425  $156,425
    13  $152,656  $152,656      $157,621  $157,621      $161,839  $161,839
    14  $157,706  $157,706      $163,237  $163,237      $167,440  $167,440
    15  $162,923  $162,923      $169,053  $169,053      $173,235  $173,235
    16  $168,313  $168,313      $175,076  $175,076      $179,230  $179,230
    17  $173,881  $173,881      $181,314  $181,314      $185,433  $185,433
    18  $179,633  $179,633      $187,774  $187,774      $191,851  $191,851
    19  $185,576  $185,576      $194,464  $194,464      $198,491  $198,491
    20  $191,715  $191,715      $201,393  $201,393      $205,360  $205,360
    21  $198,057  $198,057      $208,568  $208,568      $212,467  $212,467
    22  $204,610  $204,610      $215,999  $215,999      $219,821  $219,821
    23  $211,378  $211,378      $223,695  $223,695      $227,428  $227,428
    24  $218,371  $218,371      $231,665  $231,665      $235,299  $235,299
    25  $225,595  $225,595      $239,919  $239,919      $243,443  $243,443
    -----------------------------------------------------------------------



 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 0.94%

 c. No optional death benefits or living benefits elected

 d. Surrender value is accounted for 2 days prior to contract anniversary

 10% GROSS RATE OF RETURN



         SP FLEX ELITE II        SPAO 3 NON BONUS          SPAO 3 BONUS
        ALL YEARS   7.17%       ALL YEARS   7.47%       ALL YEARS   7.37%
        --------- --------- -   --------- --------- -   --------- ---------
        CONTRACT  SURRENDER     CONTRACT  SURRENDER     CONTRACT  SURRENDER
    YR    VALUE     VALUE         VALUE     VALUE         VALUE     VALUE
    --  --------- --------- -   --------- --------- -   --------- ---------
     1  $107,186  $100,385      $107,450  $100,630      $111,638  $103,509
     2  $114,911  $107,568      $115,477  $109,150      $119,860  $111,073
     3  $123,192  $115,270      $124,105  $118,401      $128,688  $119,195
     4  $132,070  $132,070      $133,376  $128,442      $138,166  $127,915
     5  $141,588  $141,588      $143,341  $139,341      $148,342  $138,660
     6  $151,791  $151,791      $154,050  $151,169      $159,267  $150,313
     7  $162,730  $162,730      $165,559  $164,003      $170,997  $162,949
     8  $174,458  $174,458      $177,927  $177,927      $183,592  $183,592
     9  $187,030  $187,030      $191,220  $191,220      $197,113  $197,113
    10  $200,509  $200,509      $205,506  $205,506      $211,631  $211,631
    11  $214,958  $214,958      $220,860  $220,860      $227,217  $227,217
    12  $230,450  $230,450      $237,360  $237,360      $243,952  $243,952
    13  $247,057  $247,057      $255,093  $255,093      $261,919  $261,919
    14  $264,862  $264,862      $274,151  $274,151      $281,210  $281,210
    15  $283,949  $283,949      $294,633  $294,633      $301,921  $301,921
    16  $304,412  $304,412      $316,644  $316,644      $324,158  $324,158
    17  $326,350  $326,350      $340,301  $340,301      $348,032  $348,032
    18  $349,869  $349,869      $365,724  $365,724      $373,665  $373,665
    19  $375,083  $375,083      $393,048  $393,048      $401,186  $401,186
    20  $402,114  $402,114      $422,412  $422,412      $430,733  $430,733
    21  $431,092  $431,092      $453,970  $453,970      $462,457  $462,457
    22  $462,160  $462,160      $487,886  $487,886      $496,517  $496,517
    23  $495,466  $495,466      $524,336  $524,336      $533,086  $533,086
    24  $531,172  $531,172      $563,509  $563,509      $572,348  $572,348
    25  $569,451  $569,451      $605,608  $605,608      $614,502  $614,502
    -----------------------------------------------------------------------



 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 0.94%

 c. No optional death benefits or living benefits elected

 d. Surrender value is accounted for 2 days prior to contract anniversary

 APPENDIX C - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME FIVE BENEFIT

 We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the asset transfer formula that applies to your contract. However, as discussed in
 Section 5, we reserve the right to modify this formula with respect to those who elect Highest Daily Lifetime Five in the future.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

   . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   F - the total value of all Benefit Fixed Rate Account allocations.

   . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Contract Value times the annual income percentage.

   .   T - the amount of a transfer into or out of the Benefit Fixed Rate
       Account.

   . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the variable Contract Value (V) is equal to zero, no calculation is necessary.

                                 L = I * Q * a

 Transfer Calculation:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:



                       Target Ratio r   =   (L - F) / V.



   . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

   . If r (less than) C\\l\\, and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:



 T   =   {Min(V, [L - F - V * C\\t\\] / (1 - C\\t\\))}   T(greater than)0, Money moving from the
                                                         Permitted Sub-accounts to the
                                                         Benefit Fixed Rate Account
 T   =   {Min(F, - [L - F - V * C\\t\\] (1 - C\\t\\))}   T(less than)0, Money moving from the
                                                         Benefit Fixed Rate Account to the Permitted
                                                         Sub-accounts]



 Example:
 Male age 65 contributes $100,000 into the Permitted Sub accounts and the value drops to $92,300 during year one, end of day one. A table of values for "a" appears below.

 Target Value Calculation:



                          L   =   I * Q * a
                              =   5000.67 * 1 * 15.34
                              =   76,710.28



 Target Ratio:



                      r   =   (L - F) / V
                          =   (76,710.28 - 0) / 92,300.00
                          =   83.11%



 Since r (greater than) Cu ( because 83.11% (greater than) 83%) a transfer into the benefit Fixed rate Account occurs.



 T   =   { Min ( V, [ L - F - V * Ct] / ( 1 - Ct))}
     =   { Min ( 92,300.00, [ 76,710.28 - 0 - 92,300.00 * 0.80] / ( 1 - 0.80))}
     =   { Min ( 92,300.00, 14,351.40 )}
     =   14,351.40

                 Age 65 "a" Factors for Liability Calculations
              (in Years and Months since benefit Effective Date)*



       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17



 *  The values set forth in this table are applied to all ages.

APPENDIX D - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFFETIME SEVEN BENEFIT
                   AND SPOUSAL HIGHEST DAILY LIFETIME SEVEN

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional Purchase Payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional Purchase Payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Contract Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

                               L = 0.05 * P * a

 Transfer Calculation:
 The following formula, which is set on the benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:



                       Target Ratio r   =   (L - B) / V.



   . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

   . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:



 T   =   {Min(V, [L - B - V * Ct] / (1 - Ct))}       , Money moving from the Permitted
                                                   Sub-accounts to the AST Investment Grade Bond
                                                   Portfolio Sub-account
 T   =   {Min(B, - [L - B - V * Ct] / (1 - Ct))}     , Money moving from the AST Investment
                                                   Grade Bond Portfolio Sub-account to the
                                                   Permitted Sub-accounts]

                     "a" Factors for Liability Calculations
              (in Years and Months since benefit Effective Date)*



       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17



 *  The values set forth in this table are applied to all ages.

                          PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                          FURTHER DETAILS ABOUT THE PRUCO LIFE OF NEW JERSEY ANNUITY
                          DESCRIBED IN PROSPECTUS ORD01182NY (05/2008).
                                           --------------------------------------
                                             (print your name)
                                           --------------------------------------
                                                 (address)
                                           --------------------------------------
                                            (city/state/zip code)

                                MAILING ADDRESS:

                       PRUDENTIAL ANNUITY SERVICE CENTER
                                 P.O. Box 7960
                             Philadelphia, PA 19176

                                                       ---------------
          [LOGO] Prudential                               PRSRT STD
          The Prudential Insurance Company of America   U.S. POSTAGE
          751 Broad Street                                  PAID
          Newark, NJ 07102-3777                         LANCASTER, PA
                                                       PERMIT NO. 1793
                                                       ---------------




 ORD01182NY

                                 STRATEGIC PARTNERS/SM/ PLUS 3 VARIABLE ANNUITY

                                                        PROSPECTUS: MAY 1, 2008

                ----------------------------------------------

 This Prospectus describes an Individual Variable Annuity Contract offered by Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) and the Pruco Life of New Jersey Flexible Premium Annuity Account. Pruco Life of New Jersey offers several different annuities which your representative may be authorized to offer to you. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. Please note that selling broker-dealer firms through which the contract is sold may decline to make available to their customers certain of the optional features and investment options offered generally under the contract. Alternatively, such firms may restrict the availability of the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the contract). Please speak to your registered representative for further details. The different features and benefits include variations in death benefit protection and the ability to access your annuity's Contract Value. The fees and charges under the annuity contract and the compensation paid to your representative may also be different among each annuity. Differences in compensation among different annuity products could influence a registered representative's decision as to which annuity to recommend to you. If you are purchasing the contract as a replacement for existing variable annuity or variable life coverage, you should consider, among other things, any surrender or penalty charges you may incur when replacing your existing coverage. Pruco Life of New Jersey is an indirect wholly-owned subsidiary of the Prudential Insurance Company of America.


 THE FUNDS

 Strategic Partners Plus 3 offers a wide variety of investment choices, including variable investment options that invest in underlying mutual funds. Currently, portfolios of the following underlying mutual funds are being offered: The Prudential Series Fund, Advanced Series Trust, Evergreen Variable Annuity Trust, Nationwide Variable Insurance Trust, and Janus Aspen Series (see next page for list of portfolios currently offered).


 You may choose between two basic versions of Strategic Partners Plus 3. One version, the Contract With Credit, provides for a bonus credit that we add to each purchase payment you make. If you choose this version of Strategic Partners Plus 3, some charges and expenses may be higher than if you choose the version without the credit. Those higher charges could exceed the amount of the credit under some circumstances, particularly if you withdraw purchase payments within a few years of making those purchase payments.

 PLEASE READ THIS PROSPECTUS
 Please read this prospectus before purchasing a Strategic Partners Plus 3 variable annuity contract, and keep it for future reference. The current prospectuses for the underlying mutual funds contain important information about the mutual funds. When you invest in a variable investment option that is funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. The Risk Factors section relating to the market value adjustment option appears in the Summary.

 TO LEARN MORE ABOUT STRATEGIC PARTNERS PLUS 3

 To learn more about the Strategic Partners Plus 3 variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2008. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. Pruco Life of New Jersey also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's offices, and can also be obtained from the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. (See SEC file numbers 333-49230 and 333-103473), or obtained from us, free of charge. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Plus 3 SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is set forth in
 Section 11 of this prospectus.


 For a free copy of the SAI, call us at (888) PRU-2888, or write to us at Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176.

--------------------------------------------------------------------------------
 THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS
 THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT
 IN STRATEGIC PARTNERS PLUS 3 IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
--------------------------------------------------------------------------------


 Strategic Partners/SM/ is a service mark of the Prudential Insurance Company of America.

                                                                        P2401NY

 The Prudential Series Fund
   Jennison Portfolio
   Prudential Equity Portfolio
   Prudential Global Portfolio
   Prudential Money Market Portfolio
   Prudential Stock Index Portfolio
   Prudential Value Portfolio
   SP Aggressive Growth Asset Allocation Portfolio
   SP Balanced Asset Allocation Portfolio
   SP Conservative Asset Allocation Portfolio
   SP Growth Asset Allocation Portfolio

   SP Davis Value Portfolio

   SP International Growth Portfolio
   SP International Value Portfolio
   SP Mid Cap Growth Portfolio
   SP PIMCO High Yield Portfolio
   SP PIMCO Total Return Portfolio
   SP Prudential U.S. Emerging Growth Portfolio

   SP Small Cap Value Portfolio

   SP Strategic Partners Focused Growth Portfolio



 Advanced Series Trust
   AST Advanced Strategies Portfolio
   AST Aggressive Asset Allocation Portfolio
   AST AllianceBernstein Core Value Portfolio
   AST AllianceBernstein Growth & Income Portfolio

   AST American Century Income & Growth Portfolio

   AST American Century Strategic Allocation Portfolio
   AST Balanced Asset Allocation Portfolio
   AST Capital Growth Asset Allocation Portfolio
   AST Cohen & Steers Realty Portfolio
   AST Conservative Asset Allocation Portfolio
   AST DeAM Large-Cap Value Portfolio
   AST DeAM Small-Cap Value Portfolio
   AST Federated Aggressive Growth Portfolio
   AST First Trust Balanced Target Portfolio
   AST First Trust Capital Appreciation Target Portfolio
   AST Goldman Sachs Concentrated Growth Portfolio
   AST Goldman Sachs Mid-Cap Growth Portfolio
   AST High Yield Portfolio

   AST Investment Grade Bond Portfolio

   AST JPMorgan International Equity Portfolio
   AST Large-Cap Value Portfolio
   AST Lord Abbett Bond-Debenture Portfolio
   AST Marsico Capital Growth Portfolio
   AST MFS Global Equity Portfolio
   AST MFS Growth Portfolio
   AST Mid-Cap Value Portfolio
   AST Neuberger Berman Mid-Cap Growth Portfolio
   AST Neuberger Berman Mid-Cap Value Portfolio
   AST Neuberger Berman Small-Cap Growth Portfolio
   AST PIMCO Limited Maturity Bond Portfolio
   AST Preservation Asset Allocation Portfolio

   AST QMA US Equity Alpha Portfolio
   AST Small-Cap Growth Portfolio

   AST Small-Cap Value Portfolio
   AST T. Rowe Price Asset Allocation Portfolio
   AST T. Rowe Price Global Bond Portfolio
   AST T. Rowe Price Natural Resources Portfolio

   AST T. Rowe Price Large-Cap Growth Portfolio
   AST UBS Dynamic Alpha Strategy Portfolio
   AST Western Asset Core Plus Bond Portfolio


 Evergreen Variable Annuity Trust
   Evergreen VA Balanced Fund
   Evergreen VA Fundamental Large Cap Fund
   Evergreen VA Growth Fund
   Evergreen VA International Equity Fund
   Evergreen VA Omega Fund
   Evergreen VA Special Values Fund


 Nationwide Variable Insurance Trust
   Gartmore NVIT Developing Markets Fund


 Janus Aspen Series
   Large Cap Growth Portfolio -- Service Shares

                                   CONTENTS



PART I: STRATEGIC PARTNERS PLUS 3 PROSPECTUS SUMMARY.....................................  1
 GLOSSARY................................................................................  2
 SUMMARY.................................................................................  7
 RISK FACTORS............................................................................ 11
 SUMMARY OF CONTRACT EXPENSES............................................................ 12
 EXPENSE EXAMPLES........................................................................ 17

PART II: STRATEGIC PARTNERS PLUS 3 PROSPECTUS SECTIONS 1-11.............................. 19

 SECTION 1: WHAT IS THE STRATEGIC PARTNERS PLUS 3 VARIABLE ANNUITY?...................... 20
   SHORT TERM CANCELLATION RIGHT OR "FREE LOOK".......................................... 21

 SECTION 2: WHAT INVESTMENT OPTIONS CAN I CHOOSE?........................................ 21
   VARIABLE INVESTMENT OPTIONS........................................................... 21
   FIXED INTEREST RATE OPTIONS........................................................... 34
   MARKET VALUE ADJUSTMENT OPTION........................................................ 35
   TRANSFERS AMONG OPTIONS............................................................... 36
   ADDITIONAL TRANSFER RESTRICTIONS...................................................... 37
   DOLLAR COST AVERAGING................................................................. 38
   ASSET ALLOCATION PROGRAM.............................................................. 38
   AUTO-REBALANCING...................................................................... 38
   SCHEDULED TRANSACTIONS................................................................ 39
   VOTING RIGHTS......................................................................... 39
   SUBSTITUTION.......................................................................... 39

 SECTION 3: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE (ANNUITIZATION)? 39
   PAYMENT PROVISIONS.................................................................... 39
   PAYMENT PROVISIONS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT...................... 40
     OPTION 1: ANNUITY PAYMENTS FOR A FIXED PERIOD....................................... 40
     OPTION 2: LIFE INCOME ANNUITY OPTION................................................ 40
     OTHER ANNUITY OPTIONS............................................................... 40
   TAX CONSIDERATIONS.................................................................... 40
   GUARANTEED MINIMUM INCOME BENEFIT..................................................... 40
     GMIB ROLL-UP........................................................................ 41
     GMIB OPTION 1: SINGLE LIFE PAYOUT OPTION............................................ 42
     GMIB OPTION 2: JOINT LIFE PAYOUT OPTION............................................. 42
   HOW WE DETERMINE ANNUITY PAYMENTS..................................................... 43

 SECTION 4: WHAT IS THE DEATH BENEFIT?................................................... 44
   BENEFICIARY........................................................................... 44
   CALCULATION OF THE DEATH BENEFIT...................................................... 44
   GUARANTEED MINIMUM DEATH BENEFIT...................................................... 45
     GMDB STEP-UP........................................................................ 45
   SPECIAL RULES IF JOINT OWNERS......................................................... 45
   PAYOUT OPTIONS........................................................................ 45
   BENEFICIARY CONTINUATION OPTION....................................................... 46
   SPOUSAL CONTINUANCE OPTION............................................................ 48

 SECTION 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS?................................... 49
   LIFETIME FIVE INCOME BENEFIT.......................................................... 49
   SPOUSAL LIFETIME FIVE INCOME BENEFIT.................................................. 55
   HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT............................................ 58
   HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (HD7)..................................... 65
   SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (SHD7)............................ 71

 SECTION 6: WHAT IS THE INCOME APPRECIATOR BENEFIT?...................................... 79
   INCOME APPRECIATOR BENEFIT............................................................ 79
   CALCULATION OF THE INCOME APPRECIATOR BENEFIT......................................... 79
   INCOME APPRECIATOR BENEFIT OPTIONS DURING THE ACCUMULATION PHASE...................... 80


 SECTION 7: HOW CAN I PURCHASE A STRATEGIC PARTNERS PLUS 3 CONTRACT?......................  81
   PURCHASE PAYMENTS......................................................................  81
   ALLOCATION OF PURCHASE PAYMENTS........................................................  82
   CREDITS................................................................................  82
   CALCULATING CONTRACT VALUE.............................................................  83

 SECTION 8: WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS 3
   CONTRACT?..............................................................................  83
   INSURANCE AND ADMINISTRATIVE CHARGES...................................................  83
   WITHDRAWAL CHARGE......................................................................  84
   CONTRACT MAINTENANCE CHARGE............................................................  85
   GUARANTEED MINIMUM INCOME BENEFIT CHARGE...............................................  85
   INCOME APPRECIATOR BENEFIT CHARGE......................................................  85
   BENEFICIARY CONTINUATION OPTION CHARGES................................................  86
   TAXES ATTRIBUTABLE TO PREMIUM..........................................................  86
   TRANSFER FEE...........................................................................  86
   COMPANY TAXES..........................................................................  86
   UNDERLYING MUTUAL FUND FEES............................................................  87

 SECTION 9: HOW CAN I ACCESS MY MONEY?....................................................  87
   WITHDRAWALS DURING THE ACCUMULATION PHASE..............................................  87
   AUTOMATED WITHDRAWALS..................................................................  87
   SUSPENSION OF PAYMENTS OR TRANSFERS....................................................  88

 SECTION 10: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS 3
   CONTRACT?..............................................................................  88

 SECTION 11: OTHER INFORMATION............................................................  96
   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY.............................................  96
   THE SEPARATE ACCOUNT...................................................................  97
   SALE AND DISTRIBUTION OF THE CONTRACT..................................................  97
   LITIGATION.............................................................................  99
   ASSIGNMENT.............................................................................
   FINANCIAL STATEMENTS...................................................................  99
   STATEMENT OF ADDITIONAL INFORMATION....................................................  99
   HOUSEHOLDING...........................................................................  99
   MARKET VALUE ADJUSTMENT FORMULA........................................................ 100

APPENDIX A - ACCUMULATION UNIT VALUES..................................................... A-1

APPENDIX B - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU.......................... B-1

APPENDIX C - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME FIVE BENEFIT............. C-1

APPENDIX D - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME SEVEN............................................................ D-1

  PART I SUMMARY
--------------------------------------------------------------------------------

  STRATEGIC PARTNERS PLUS 3 PROSPECTUS

             PART I: STRATEGIC PARTNERS PLUS 3 PROSPECTUS SUMMARY

 GLOSSARY

 We have tried to make this Prospectus as easy to read and understand as possible. By the nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

 Accumulation Phase
 The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

 Adjusted Contract Value
 When you begin receiving income payments, the value of your contract adjusted for any market value adjustment minus any charge we impose for premium taxes and withdrawal charges.



 Annual Income Amount

 Under the Lifetime Five Income Benefit and Highest Daily Lifetime Seven Benefit, an amount that you can withdraw each year as long as the annuitant lives. For the Highest Daily Lifetime Five Benefit only, we refer to an amount that you can withdraw each year as long as the annuitant lives as the "Total Annual Income Amount." The Annual Income Amount is set initially as a percentage of the Protected Withdrawal Value, but will be adjusted to reflect subsequent purchase payments, withdrawals, and any step-up. Under the Spousal Lifetime Five Income Benefit and Spousal Highest Daily Lifetime Seven Benefit, the Annual Income Amount is paid until the later death of two natural persons who are each other's spouses at the time of election and at the first death of one of them.


 Annual Withdrawal Amount
 Under the terms of the Lifetime Five Income Benefit, an amount that you can withdraw each year as long as there is Protected Withdrawal Value remaining. The Annual Withdrawal Amount is set initially to equal 7% of the initial Protected Withdrawal Value, but will be adjusted to reflect subsequent purchase payments, withdrawals, and any step-up.

 Annuitant
 The person whose life determines the amount of income payments that we will make. Except as indicated below, if the annuitant dies before the annuity date, the co-annuitant (if any) becomes the annuitant if the contract's requirements for changing the annuity date are met. If, upon the death of the annuitant, there is no surviving eligible co-annuitant, and the owner is not the annuitant, then the owner becomes the annuitant.


 Generally, if an annuity is owned by an entity and the entity has named a co-annuitant, the co-annuitant will become the annuitant upon the death of the annuitant, and no death benefit is payable. Unless we agree otherwise, the contract is eligible to have a co-annuitant designation only if the entity that owns the contract is (1) a plan described in Internal Revenue Code
 Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or
 (3) a custodial account established pursuant to the provisions in Code
 Section 408(a) (or any successor Code section thereto) ("Custodial Account").


 Where the contract is held by a Custodial Account, the co-annuitant will not automatically become the annuitant upon the death of the annuitant. Upon the death of the annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the death benefit or elect to continue the contract. If the Custodial Account continues the contract, then the Contract Value as of the date of due proof of death of the annuitant will reflect the amount that would have been payable had a death benefit been paid.

 Annuity Date
 The date when income payments are scheduled to begin. You must have our permission to change the annuity date. If the co-annuitant becomes the annuitant due to the death of the annuitant, and the co-annuitant is older than the annuitant, then the annuity date will be based on the age of the co-annuitant, provided that the contract's requirements for changing the annuity date are met (e.g., the co-annuitant cannot be older than a specified age). If the co-annuitant is younger than the annuitant, then the annuity date will remain unchanged.

 Beneficiary
 The person(s) or entity you have chosen to receive a death benefit.

 Benefit Fixed Rate Account
 An investment option offered as part of this Annuity that is used only if you have elected the Highest Daily Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate purchase payments to the Benefit Fixed Rate Account. Rather, Contract Value is transferred to the Benefit Fixed Rate Account only under the asset transfer feature of this benefit.


 Business Day
 A day on which the New York Stock Exchange is open for business. Our business day generally ends at 4:00 p.m. Eastern time.



 Co-Annuitant

 The person shown on the contract data pages who becomes the annuitant (if eligible) upon the death of the annuitant if the contract's requirements for changing the annuity date are met. No Co-annuitant may be designated if the owner is a non-natural person.


 Contract Date
 The date we accept your initial purchase payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

 Contract Owner, Owner, or You
 The person entitled to the ownership rights under the contract.

 Contract Value
 This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your Contract Value will go up or down based on the performance of the investment options you choose.

 Contract with Credit
 A version of the annuity contract that provides for a bonus credit with each purchase payment that you make and has higher withdrawal charges and insurance and administrative costs, and may provide lower interest rates for fixed rate options than the Contract Without Credit.

 Contract without Credit
 A version of the annuity contract that does not provide a credit and has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

 Credit
 If you choose the Contract With Credit, this is the bonus amount that we allocate to your account each time you make a purchase payment. The amount of the credit is a percentage of the purchase payment. Bonus credits generally are not recaptured once the free look period expires. Our reference in the preceding sentence to "generally are not recaptured" refers to the fact that we have the contractual right to deduct, from the death benefit we pay, the amount of any credit corresponding to a purchase payment made within one year of death.

 Death Benefit
 If a death benefit is payable, the beneficiary you designate will receive, at a minimum, the total invested purchase payments, reduced proportionally by withdrawals, or a potentially greater amount related to market appreciation. The Guaranteed Minimum Death Benefit is available for an additional charge. See Section 4, "What Is The Death Benefit?"

 Designated Life

 For purposes of the Spousal Lifetime Five Income Benefit and Spousal Highest Daily Lifetime Seven Income Benefit, a Designated Life refers to each of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them.


 Dollar Cost Averaging Fixed Rate Option (DCA Fixed Rate Option)
 An investment option that offers a fixed rate of interest for a selected period during which periodic transfers are automatically made to selected variable investment options or to the one-year fixed interest rate option.


 Enhanced Protected Withdrawal Value
 Under the Highest Daily Lifetime Five Benefit only, a sum that we add to your existing Protected Withdrawal Value, provided that you have not made any withdrawal during the first ten years that your Highest Daily Lifetime Five Benefit has been in effect and you otherwise meet the conditions set forth in the rider and this prospectus.

 GLOSSARY continued


 Excess Income/Excess Withdrawal

 Under the Lifetime Five Income Benefit, Spousal Lifetime Five Income Benefit, Highest Daily Lifetime Five Income Benefit, Highest Daily Lifetime Seven Income Benefit and Spousal Highest Daily Lifetime Seven Income Benefit, Excess Income refers to cumulative withdrawals that exceed the Annual Income Amount (the Total Annual Income Amount for Highest Daily Lifetime Five). Under the Lifetime Five Income Benefit, Excess Withdrawal refers to cumulative withdrawals that exceed the Annual Withdrawal Amount.


 Fixed Interest Rate Options
 Investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options or to the one-year fixed rate option.

 Good Order
 An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.



 Guarantee Period
 A period of time during which your invested purchase payment in the market value adjustment option earns interest at the declared rate. We may offer one or more guarantee periods.

 Guaranteed Minimum Death Benefit (GMDB)
 An optional feature available for an additional charge that guarantees that the death benefit that the beneficiary receives will be no less than a certain GMDB protected value.

 GMDB Protected Value
 The amount guaranteed under the Guaranteed Minimum Death Benefit, which equals the GMDB step-up value. The GMDB protected value will be subject to certain age restrictions and time durations, however, it will still increase by subsequent invested purchase payments and reduce proportionally by withdrawals.

 GMDB Step-Up
 We use the GMDB step-up value to compute the GMDB protected value of the Guaranteed Minimum Death Benefit. Generally speaking, the GMDB step-up establishes a "high water mark" of protected value that we would pay upon death, even if the Contract Value has declined. For example, if the GMDB step-up were set at $100,000 on a contract anniversary, and the Contract Value subsequently declined to $80,000 on the date of death, the GMDB step-up value would nonetheless remain $100,000 (assuming no additional purchase payments or withdrawals).

 Guaranteed Minimum Income Benefit (GMIB)
 An optional feature available for an additional charge that guarantees that the income payments you receive during the income phase will be no less than a certain GMIB protected value applied to the GMIB guaranteed annuity purchase rates.

 GMIB Protected Value
 We use the GMIB protected value to calculate annuity payments should you annuitize under the Guaranteed Minimum Income Benefit. The value is calculated daily and is equal to the GMIB roll-up, until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries or number of years since last GMIB reset. At such point, the GMIB protected value will be increased by any subsequent invested purchase payments, and any withdrawals will proportionally reduce the GMIB protected value. The GMIB protected value is not available as a cash surrender benefit or a death benefit, nor is it used to calculate the cash surrender value or death benefit.

 GMIB Reset
 You may elect to "step-up" or "reset" your GMIB protected value if your Contract Value is greater than the current GMIB protected value. Upon exercise of the reset provision, your GMIB protected value will be reset to equal your current Contract Value. You are limited to two resets over the life of your contract, provided that certain annuitant age requirements are met.

 GMIB Roll-Up
 We will use the GMIB roll-up value to compute the GMIB protected value of the Guaranteed Minimum Income Benefit. The GMIB roll-up is equal to the invested purchase payments (after a reset, the Contract Value at the time of the reset) compounded daily at an effective annual interest rate starting on the date each invested purchase payment is made, subject to a cap, and reduced proportionally by withdrawals.

 Highest Daily Lifetime Five/SM/ Income Benefit
 An optional feature available for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of a principal value called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Contract Value.

 Highest Daily Lifetime Seven/SM /Income Benefit
 An optional feature available for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of a principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Contract Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.


 Income Appreciator Benefit (IAB)
 An optional feature that may be available for an additional charge that provides a supplemental living benefit based on earnings under the contract.

 IAB Automatic Withdrawal Payment Program
 A series of payments consisting of a portion of your Contract Value and Income Appreciator Benefit paid to you in equal installments over a 10 year period, which you may choose, if you elect to receive the Income Appreciator Benefit during the accumulation phase.

 IAB Credit
 An amount we add to your Contract Value that is credited in equal installments over a 10 year period, which you may choose, if you elect to receive the Income Appreciator Benefit during the accumulation phase.

 Income Options
 Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

 Income Phase
 The period during which you receive income payments under the contract.

 Invested Purchase Payments
 Your purchase payments (which we define below) less any deduction we make for any tax charge.

 Joint Owner
 The person named as the joint owner, who shares ownership rights with the owner as defined in the contract. A joint owner must be a natural person.


 Lifetime Five/SM /Income Benefit

 An optional feature available for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Contract Value, subject to our rules regarding the timing and amount of withdrawals. There are two options - one is designed to provide an annual withdrawal amount for life and the other is designed to provide a greater annual withdrawal amount (than the first option) as long as there is Protected Withdrawal Value. We also offer a variant of the Lifetime Five Income Benefit to certain spousal owners - see "Spousal Lifetime Five Income Benefit."

 Market Value Adjustment
 An adjustment to your Contract Value or withdrawal proceeds that is based on the relationship between interest you are currently earning within the market value adjustment option and prevailing interest rates. This adjustment may be positive or negative.

 Market Value Adjustment Option
 Under the Contract Without Credit, this investment option may offer various guarantee periods and pays a fixed rate of interest with respect to each guarantee period. We impose a market value adjustment on withdrawals or transfers that you make from this option prior to the end of its guarantee period.

 Net Purchase Payments
 Your total purchase payments less any withdrawals you have made.

 GLOSSARY continued


 Proportional Withdrawals
 A method that involves calculating the percentage of your Contract Value that each prior withdrawal represented when withdrawn. In general, proportional withdrawals result in a reduction to the applicable benefit value by reducing such value in the same proportion as the Contract Value was reduced by the withdrawal as of the date the withdrawal occurred.

 Protected Withdrawal Value

 Under the Lifetime Five Income Benefit, Spousal Lifetime Five Income Benefit, Highest Daily Lifetime Seven Income Benefit and Spousal Highest Daily Lifetime Seven Income Benefit, an amount that we guarantee regardless of the investment performance of your Contract Value. For the Highest Daily Lifetime Five Benefit only, we refer to an amount that we guarantee regardless of the investment performance of your Contract Value as the "Total Protected Withdrawal Value".


 Prudential Annuity Service Center

 For general correspondence: P.O. Box 7960, Philadelphia, PA 19176. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The telephone number is
 (888) PRU-2888. Prudential's Web site is www.prudential.com.


 Purchase Payments
 The amount of money you pay us to purchase the contract. Generally, you can make additional purchase payments at any time during the accumulation phase.

 Separate Account
 Purchase payments allocated to the variable investment options are held by us in a separate account called the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life of New Jersey.


 Spousal Lifetime Five/SM /Income Benefit

 An optional feature available for an additional charge that guarantees the ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on the Contract Value, subject to our rules regarding the timing and amount of withdrawals. Under the Spousal Lifetime Five Income Benefit, an annual income amount is paid until the later death of two natural persons who are each other's spouses at the time of election and at the first death of one of them.


 Spousal Highest Daily Lifetime Seven/SM /Income Benefit
 The spousal version of the Highest Daily Lifetime Seven Income Benefit. Spousal Highest Daily Lifetime Seven is the same class of optional benefit as our Spousal Lifetime Five Income benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.


 Statement of Additional Information
 A document containing certain additional information about the Strategic Partners Plus 3 variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

 Tax Deferral
 This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See Section 10, "What Are The Tax Considerations Associated With The Strategic Partners Plus 3 Contract?"

 Variable Investment Option
 When you choose a variable investment option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life of New Jersey that invests in a particular mutual fund is referred to in your contract as a subaccount.

 SUMMARY FOR SECTIONS 1-11

 For a more complete discussion of the following topics, see the corresponding section in Part II of the prospectus.

 SECTION 1
 What Is The Strategic Partners Plus 3 Variable Annuity?
 The Strategic Partners Plus 3 variable annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey, we or us). The contract allows you to invest on a tax-deferred basis in variable investment options, fixed interest rate options, and the market value adjustment option. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.

 There are two basic versions of the Strategic Partners Plus 3 variable annuity.

 Contract With Credit.

..   provides for a bonus credit that we add to each purchase payment that you make,
..   has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,
..   may provide lower interest rates for fixed interest rate options than the
    Contract Without Credit, and
..   does not offer the market value adjustment option.

 Contract Without Credit.

..   does not provide a credit,
..   has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.
..   may provide higher interest rates for fixed interest rate options than the
    Contract With Credit, and
..   offers the market value adjustment option.

 The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value, including an investment in the Prudential Money Market Portfolio variable investment option.

 The fixed interest rate options offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually.


 Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed, to earn at least the minimum interest rate dictated by applicable state law, if any.


 You may make up to 12 free transfers each contract year among the investment options. Certain restrictions apply to transfers involving the fixed interest rate options.

 The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.
..   During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.
..   The income phase starts when you begin receiving regular payments from your contract.

 The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments, such as age, gender, and the payout option you select.

 The contract offers a choice of income and death benefit options, which may also be available to you.

 We may amend the contract as permitted by law. For example, we may add new features to the contract. Subject to applicable law, we determine whether or not to make such contract amendments available to contracts that already have been issued.

 If you change your mind about owning Strategic Partners Plus 3, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). This time period is referred to as the "Free Look" period.

 SUMMARY FOR SECTIONS 1-11 continued


 SECTION 2
 What Investment Options Can I Choose?
 You can invest your money in several variable investment options. The variable investment options are classified according to their investment style, and a brief description of each portfolio's investment objective and key policies is set forth in Section 2, to assist you in determining which portfolios may be of interest to you.

 Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the underlying mutual fund portfolios used by the variable investment options that you choose. Past performance is not a guarantee of future results.

 You may also invest your money in fixed interest rate options or in a market value adjustment option.

 SECTION 3
 What Kind Of Payments Will I Receive During The Income Phase? (Annuitization) If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you cannot change your payment plan.


 For an additional fee, you may also choose, if it is available under your contract, the Guaranteed Minimum Income Benefit (GMIB). The Guaranteed Minimum Income Benefit provides that once the income period begins, your income payments will be no less than a value that is based on a certain "GMIB protected value" applied to the GMIB guaranteed annuity purchase rates. See
 Section 3, "What Kind Of Payments Will I Receive During The Income Phase?"

 The Lifetime withdrawal benefits, (each discussed in Section 5) and the Income Appreciator Benefit (discussed in Section 6) each may provide an additional amount upon which your annuity payments are based.


 SECTION 4
 What Is The Death Benefit?
 In general, if the sole owner or first to die of the owner or joint owner dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive, at a minimum, the greater of
 (i) the Contract Value, (ii) either the base death benefit or, for a higher insurance and administrative cost, a potentially larger Guaranteed Minimum Death Benefit (GMDB).

 The base death benefit equals the total invested purchase payments reduced proportionally by withdrawals. The Guaranteed Minimum Death Benefit is equal to the "GMDB protected value" of the highest value of the contract on any contract anniversary, which we call the "GMDB step-up value".

 On the date we receive proof of death in good order, in lieu of paying a death benefit, we will allow the surviving spouse to continue the contract by exercising the Spousal Continuance Option, if the conditions that we describe, in Section 4, are met.

 SECTION 5

 What Are The Lifetime Withdrawal Benefits?

 The Lifetime Five Income Benefit is an optional feature that guarantees your ability to withdraw an amount equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Contract Value, subject to our rules regarding the timing and amounts of withdrawals. There are two options - one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit"), and the other is designed to provide a greater annual withdrawal amount (than the first option), as long as there is Protected Withdrawal Value (adjusted, as described in Section 5) (the "Withdrawal Benefit"). The annuitant must be at least 45 years old when the Lifetime Five Income Benefit is elected.

 The charge for the Lifetime Five Income Benefit is a daily fee equal on an annual basis to 0.60% of the Contract Value allocated to the variable investment options. This charge is in addition to the charge for the applicable death benefit.

 In addition to the Lifetime Five Income Benefit, we offer a benefit called the Spousal Lifetime Five Income Benefit. The Spousal Lifetime Five Income benefit is similar to the Lifetime Five Income Benefit, except that it is offered only to those who are each other's spouses at the time the benefit is elected, and the benefit offers only a Life Income Benefit (not the Withdrawal Benefit). The charge for the Spousal Lifetime Five Income Benefit is a daily fee equal on an annual basis to 0.75% of the Contract Value allocated to the variable investment options. The charge is in addition to the charge for the applicable death benefit.

 The Highest Daily Lifetime Five is similar to our Lifetime Five and Spousal Lifetime Five benefits, in that under each such benefit, there is a "protected withdrawal value" that serves as the basis for withdrawals you can make. As we discuss in more detail later, we guarantee this protected withdrawal value, even if your Contract Value declines. Thus, as a participant in one of these benefits, you are assured of a certain amount that you can withdraw, even if there is a significant decline in the securities markets. Highest Daily Lifetime Five benefit differs from Lifetime Five and Spousal Lifetime Five primarily in that (a) the Protected Withdrawal Value is determined based on the highest daily Contract Value and (b) we require you to participate in an asset transfer program, under which your Contract Value may be transferred periodically between the variable investment options and the benefit Fixed Rate Account (which is part of our general account). This formula is described more fully in Appendix C. We operate the asset transfer program under a formula, which is described in the portion of Section 5 concerning the Highest Daily Lifetime Five benefit. As discussed in Section 5, when you elect Highest Daily Lifetime Five, the asset transfer formula is made a part of your annuity contract, and thus may not be altered thereafter. However, we do reserve the right to amend the formula for new-issued annuity contracts that elect Highest Daily Lifetime Five and for existing contracts that elect the benefit in the future. As we discuss in more detail later in this prospectus, this required asset transfer program helps us manage our financial exposure under Highest Daily Lifetime Five, by moving assets out of the variable investment options in the event of securities market declines. In essence, we seek to preserve the value of these assets, by transferring them to a more stable account. Of course, the formula also contemplates the transfer of assets from the Benefit Fixed Rate Account to the variable investment options in certain other scenarios.

 Finally, we offer Highest Daily Lifetime Seven, an optional feature available for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of a principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Contract Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Lifetime Five Income benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven, and thus offers lifetime payments until the second-to-die of two spouses.


 SECTION 6
 What Is The Income Appreciator Benefit?
 The Income Appreciator Benefit is an optional benefit, available for an additional charge, that provides an additional income amount during the accumulation period or upon annuitization. The Income Appreciator Benefit is designed to provide you with additional funds that can be used to help defray the impact taxes may have on distributions from your contract. You can activate this benefit in one of three ways, as described in Section 6. Note, however, that the annuitization options within this benefit are limited.

 SECTION 7
 How Can I Purchase A Strategic Partners Plus 3 Contract?
 You can purchase this contract, unless we agree otherwise and subject to our rules, with a minimum initial purchase payment of $10,000. You must get our prior approval for any initial and additional purchase payment of $1,000,000 or more, unless we are prohibited under applicable state law from insisting on such prior approval. Generally, you can make additional purchase payments of $500 ($100 if made through electronic funds transfer) or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms. The Contract With Credit provides for the allocation of a credit with each purchase payment.

 You may purchase this contract only if the oldest of the owner, joint owner, annuitant, or co-annuitant is age 85 or younger on the contract date. In addition, certain age limits apply to certain features and benefits described herein.

 SECTION 8
 What Are The Expenses Associated With The Strategic Partners Plus 3 Contract? The contract has insurance features and investment features, both of which have related costs and charges.
..   Each year (or upon full surrender) we deduct a contract maintenance charge if your Contract Value is less than $75,000. This charge is currently equal to the lesser of $30 or 2% of your Contract Value. We do not impose the contract maintenance charge if your Contract Value is $75,000 or more.

..   For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options (except as indicated), depending on the death benefit
    (or other) option that you choose. The daily cost is equivalent to an annual charge as follows:

    -- 1.40% if you choose the base death benefit.
    -- 1.65% if you choose the step-up Guaranteed Minimum Death Benefit option
       (i.e., 0.25% in addition to the base death benefit charge).
    -- 0.60% if you choose the Lifetime Five Income benefit (1.50% maximum charge). This charge is in addition to the charge for the applicable death benefit.

 SUMMARY FOR SECTIONS 1-11 continued

    -- 0.75% if you choose the Spousal Lifetime Five Income benefit (1.50% maximum charge). This charge is in addition to the charge for the applicable death benefit.

    -- 0.60% if you choose the Highest Daily Lifetime Five benefit (1.50% maximum charge). This charge is in addition to the charge for the applicable death benefit.
    -- 0.60% of the Protected Withdrawal Value if you choose the Highest Daily
       Lifetime Seven benefit (1.50% maximum charge). This charge is in addition to the charge for the applicable death benefit.
    -- 0.75% of the Protected Withdrawal Value if you choose the Spousal
       Highest Daily Lifetime Seven Income benefit (1.50% maximum charge). This charge is in addition to the charge for the applicable death benefit.


..   We impose an additional insurance and administrative charge of 0.10%
    annually for the Contract With Credit.
..   We will deduct an additional charge if you choose the Guaranteed Minimum
    Income Benefit. We deduct this annual charge from your Contract Value on the contract anniversary and upon certain other events. The charge for this benefit is equal to 0.50% for contracts sold on or after May 1, 2004 (0.45% for all other contracts), of the average GMIB protected value (1.00% maximum charge).
..   We will deduct an additional charge if you choose the Income Appreciator
    Benefit. We deduct this charge from your Contract Value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.25% of your Contract Value.

..   There are also expenses associated with the mutual funds. For 2007, the fees of these funds ranged from 0.37% to 1.65% annually. For certain funds, expenses are reduced pursuant to expense waivers and comparable arrangements. In general, these expense waivers and comparable arrangements are not guaranteed, and may be terminated at any time.

..   If you withdraw money less than seven contract anniversaries after making a purchase payment, then you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7% for the Contract Without Credit and 5-8% for the Contract With Credit.

 For more information, including details about other possible charges under the contract, see "Summary Of Contract Expenses" and Section 8, "What Are The Expenses Associated With The Strategic Partners Plus 3 Contract?"

 SECTION 9
 How Can I Access My Money?
 You may withdraw money at any time during the accumulation phase. You may, however, be subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well. For the Contract Without Credit, if you withdraw money less than seven contract anniversaries after making a purchase payment, we may impose a withdrawal charge ranging from 1-7%. For the Contract With Credit, we may impose a withdrawal charge ranging from 5-8%.

 Under the market value adjustment option, you will be subject to a market value adjustment if you make a withdrawal or transfer from the option prior to the end of a guarantee period.


 We offer optional living benefits - the Lifetime Five Income Benefit, Spousal Lifetime Five Income Benefit, Highest Daily Lifetime Five Benefit, Highest Daily Lifetime Seven Income Benefit, and Spousal Highest Daily Lifetime Seven Benefit under which we guarantee that certain amounts will be available to you for withdrawal, regardless of market-related declines in your Contract Value. You need not participate in any of these benefits in order to withdraw some or all of your money. You also may access your Income Appreciator benefit through withdrawals.


 SECTION 10
 What Are The Tax Considerations Associated With The Strategic Partners Plus 3 Contract?
 Your earnings are generally not taxed until withdrawn. If you withdraw money during the accumulation phase, the tax laws treat the withdrawal as a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a partial return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth IRAs) are taxable and subject to the 10% penalty if withdrawn prior to age 59 1/2.

 SECTION 11
 Other Information
 This contract is issued by Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey), an indirect subsidiary of The Prudential Insurance Company of America, and sold by registered representatives of affiliated and unaffiliated broker/dealers.

 RISK FACTORS
 There are various risks associated with an investment in the Market Value Adjustment Option that we summarize below.

 Issuer Risk. The Market Value Adjustment Option, fixed interest rate options, and the contract's other insurance features are available under a contract issued by Pruco Life of New Jersey, and thus backed by the financial strength of that company. If Pruco Life of New Jersey were to experience significant financial adversity, it is possible that Pruco Life of New Jersey's ability to pay interest and principal under the Market Value Adjustment Option and fixed interest rate options and to fulfill its insurance guarantees could be impaired.

 Risks Related To Changing Interest Rates. You do not participate directly in the investment experience of the bonds and other instruments that Pruco Life of New Jersey holds to support the Market Value Adjustment Option. Nonetheless, the market value adjustment formula reflects the effect that prevailing interest rates have on those bonds and other instruments. If you need to withdraw your money prior to the end of a guarantee period and during a period in which prevailing interest rates have risen above their level when you made your purchase, you will experience a "negative" market value adjustment. When we impose this market value adjustment, it could result in the loss of both the interest you have earned and a portion of your purchase payments. Thus, before you commit to a particular guarantee period, you should consider carefully whether you have the ability to remain invested throughout the guarantee period. In addition, we cannot, of course, assure you that the Market Value Adjustment Option will perform better than another investment that you might have made.

 Risks Related To The Withdrawal Charge. We may impose withdrawal charges on amounts withdrawn from the Market Value Adjustment Option. If you anticipate needing to withdraw your money prior to the end of a guarantee period, you should be prepared to pay the withdrawal charge that we will impose.

 SUMMARY OF CONTRACT EXPENSES

 The purpose of this summary is to help you to understand the costs you will pay for Strategic Partners Plus 3. The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options.

 For more detailed information, including additional information about current and maximum charges, see Section 8, "What Are The Expenses Associated With The Strategic Partners Plus 3 Contract?" The individual fund prospectuses contain detailed expense information about the underlying mutual funds.

                 ----------------------------------------------
                      CONTRACT OWNER TRANSACTION EXPENSES
                 ----------------------------------------------
                             WITHDRAWAL CHARGE /1/
                 ----------------------------------------------
                 NUMBER OF CONTRACT
                 ANNIVERSARIES SINCE  CONTRACT      CONTRACT
                  PURCHASE PAYMENT   WITH CREDIT WITHOUT CREDIT
                 ----------------------------------------------
                          0              8%            7%
                 ----------------------------------------------
                          1              8%            6%
                 ----------------------------------------------
                          2              8%            5%
                 ----------------------------------------------
                          3              8%            4%
                 ----------------------------------------------
                          4              7%            3%
                 ----------------------------------------------
                          5              6%            2%
                 ----------------------------------------------
                          6              5%            1%
                 ----------------------------------------------
                          7              0%            0%
                 ----------------------------------------------

                             MAXIMUM TRANSFER FEE
                 ---------------------------------------------
                 Each transfer after 12/ 2/             $30.00
                 ---------------------------------------------
                 Each transfer after 20                 $10.00
                 (Beneficiary Continuation Option only)
                 ---------------------------------------------


 1 Each contract year, you may withdraw a specified amount of your Contract Value without incurring a withdrawal charge. We will waive the withdrawal charge if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" in Section 8.

 2 Currently, we charge $25 for each transfer after the twelfth in a contract year. As shown in the table, we can increase that charge up to a maximum of $30, but have no current intention to do so. We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing or transfers from the market value adjustment option at the end of a guarantee period, and do not count them toward the limit of 12 free transfers per year.

 The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying mutual fund fees and expenses.

-------------------------------------------------------------------------------------------
                                 PERIODIC ACCOUNT EXPENSES
-------------------------------------------------------------------------------------------
Maximum Contract Maintenance Charge and Contract                     $30.00
Charge Upon Full Withdrawal /3/
-------------------------------------------------------------------------------------------
Maximum Annual Contract Fee If Contract Value is less lesser of $30 or 2% of Contract Value than $25,000
(Beneficiary Continuation Option only)
-------------------------------------------------------------------------------------------
             INSURANCE AND ADMINISTRATIVE EXPENSES WITH THE INDICATED BENEFITS
             As a Percentage of Contract Value in Variable Investment Options
                                  (except as indicated):
-------------------------------------------------------------------------------------------

            --------------------------------------------------------
                                                   CONTRACT CONTRACT
                                                     WITH   WITHOUT
                                                    CREDIT   CREDIT
            --------------------------------------------------------
            Base Death Benefit                      1.50%    1.40%
            --------------------------------------------------------
            Maximum Charge for Lifetime Five /4/    1.50%    1.50%
            --------------------------------------------------------
            Maximum Charge for Spousal Lifetime     1.50%    1.50%
            Five /4/
            --------------------------------------------------------
            Maximum Charge for Highest Daily        1.50%    1.50%
            Lifetime Five Income Benefit /4/
            --------------------------------------------------------
            Maximum Charge for Highest Daily        1.50%    1.50%
            Lifetime Seven Income Benefit /4/
            --------------------------------------------------------
            Maximum Charge for Spousal Highest      1.50%    1.50%
            Daily Lifetime Seven Income Benefit
            /4/
            --------------------------------------------------------
            Lifetime Five Income Benefit            0.60%    0.60%
            (current charge)
            --------------------------------------------------------
            Spousal Lifetime Five Income Benefit    0.75%    0.75%
            (current charge)
            --------------------------------------------------------
            Highest Daily Lifetime Five Income      0.60%    0.60%
            Benefit
            (current charge)
            --------------------------------------------------------
            Highest Daily Lifetime Seven Income     0.60%    0.60%
            Benefit
            (current charge) assessed against
            Protected Withdrawal Value /5/
            --------------------------------------------------------
            Spousal Highest Daily Lifetime Seven    0.75%    0.75%
            Income Benefit
            (current charge) assessed against
            Protected Withdrawal Value /5/
            --------------------------------------------------------
            Guaranteed Minimum Death Benefit        1.75%    1.65%
            Option - Step-Up
            --------------------------------------------------------
            Maximum Annual Guaranteed Minimum       1.00%    1.00%
            Income Benefit Charge and Charge
            Upon Certain Withdrawals - as a
            percentage of average GMIB Protected
            Value /6/
            --------------------------------------------------------
            Annual Guaranteed Minimum Income        0.50%    0.50%
            Benefit Charge and Charge Upon
            Certain Withdrawals
            (for contracts sold on or after
            May 1, 2004) - as a percentage of
            average GMIB Protected Value (current
            charge) /6/
            --------------------------------------------------------
            Annual Income Appreciator Benefit       0.25%    0.25%
            Charge and Charge Upon Certain
            Withdrawals /7/
            --------------------------------------------------------
            Settlement Service Charge               1.00%    1.00%
            (if the Owner's Beneficiary elects
            the Beneficiary Continuation Option)
            /8/
            --------------------------------------------------------


 3 Currently, we waive this fee if your Contract Value is greater than or equal to $75,000. If your Contract Value is less than $75,000, we currently charge the lesser of $30 or 2% of your Contract Value. This is a single fee that we assess (a) annually or (b) upon full withdrawal made on a date other than a contract anniversary.

 4 We have the right to increase the charge for each of these benefits up to the 1.50% maximum upon a step-up, or for a new election of each such benefit. However, we have no present intention of increasing the charges for those benefits to that maximum level.
 5 With respect to Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven, the 0.60% charge and 0.75% charge, respectively, is assessed against the Protected Withdrawal Value. With respect to each of Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven, one-fourth of the annual charge is deducted at the end of each quarter, where the quarters are part of years that have as their anniversary the date that the benefit was elected. The fee is taken out of Contract Value in the variable investment options. These optional benefits are not available under the Beneficiary Continuation Option.
 6 We impose this charge only if you choose the Guaranteed Minimum Income Benefit. This charge is equal to 0.50% for contracts sold on or after May 1, 2004 (0.45% for all other contracts), of the average GMIB protected value, which is calculated daily and generally is equal to the GMIB roll-up value. The fee is withdrawn from each variable investment option in the same proportion as the Contract Value allocated to that variable investment option represents to the total Contract Value in all variable investment options. Subject to certain age or duration restrictions, the roll-up value is the total of all invested purchase payments (after a reset, the Contract Value at the time of the reset) compounded daily at an effective annual rate of 5%, subject to a cap of 200% of all invested purchase payments. Withdrawals reduce both the roll-up value and the 200% cap. When the GMIB roll-up is increasing at an effective annual interest rate of 5%, the reduction is equal to the amount of the withdrawal for the first 5% of the roll-up value, calculated as of the latest contract

 SUMMARY OF CONTRACT EXPENSES continued


    anniversary (or contract date). The amount of the withdrawal in excess of 5% of the roll-up value further reduces the roll-up value and 200% cap proportionally to the additional reduction in Contract Value after the first 5% withdrawal occurs. We assess this fee each contract anniversary and when you begin the income phase of your contract. We also assess this fee if you make a full withdrawal, but prorate the fee based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. If you make a partial withdrawal, we will assess the prorated fee if the remaining Contract Value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not assess the fee at that time. We reserve the right to increase this charge up to the maximum indicated upon any reset of the benefit or new election.
 7 We impose this charge only if you choose the Income Appreciator Benefit. The charge for this benefit is based on an annual rate of 0.25% of your Contract Value. The Income Appreciator Benefit charge is calculated: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full or partial withdrawal, and upon a subsequent purchase payment. The fee is based on the Contract Value at the time of the calculation, and is prorated based on the portion of the contract year since the date that the charge was last deducted. Although it may be calculated more often, it is deducted only: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full withdrawal, and upon a partial withdrawal if the Contract Value remaining after such partial withdrawal is not enough to cover the then-applicable charge. With respect to full and partial withdrawals, we prorate the fee based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.
 8 The other Insurance and Administrative Expense charges do not apply if you are a beneficiary under the Beneficiary Continuation Option. Instead, the Settlement Service Charge set forth here applies, if your beneficiary elects the Beneficiary Continuation Option. The 1.00% charge is an annual charge that is assessed daily against the assets in the variable investment options.


                  -------------------------------------------
                  TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES
                  -------------------------------------------

 The next item shows the minimum and maximum total operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses) charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning each underlying mutual fund's fees and expenses is contained below and in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2007. Fund expenses are not fixed or guaranteed by the Strategic Partners Plus 3 contract, and may vary from year to year.



              ---------------------------------------------------
                                                  MINIMUM MAXIMUM
              ---------------------------------------------------
              Total Annual Underlying Mutual Fund  0.37%   1.65%
              Operating Expenses*
              ---------------------------------------------------


 * See "Summary of Contract Expenses" - Underlying Mutual Fund Portfolio Annual Expenses for more detail on the expenses of the underlying mutual funds.




-------------------------------------------------------------------------------------------------------
                           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

               (as a percentage of the average net assets of the underlying Portfolios)
-------------------------------------------------------------------------------------------------------
                                                        For the year ended December 31, 2007
                                             ----------------------------------------------------------
            UNDERLYING PORTFOLIO             Management  Other   12b-1 Fees    Acquired    Total Annual
                                              Fee/ 4/   Expenses            Portfolio Fees  Portfolio
                                                                            & Expenses/ 6/   Expenses
-------------------------------------------------------------------------------------------------------
Advanced Series Trust /1,3/
 AST Advanced Strategies                       0.85%     0.15%     0.00%        0.04%         1.04%
 AST Aggressive Asset Allocation /2/           0.15%     0.03%     0.00%        0.96%         1.14%
 AST AllianceBernstein Core Value              0.75%     0.11%     0.00%        0.00%         0.86%
 AST AllianceBernstein Growth & Income         0.75%     0.08%     0.00%        0.00%         0.83%
 AST American Century Income & Growth          0.75%     0.11%     0.00%        0.00%         0.86%
 AST American Century Strategic Allocation     0.85%     0.25%     0.00%        0.00%         1.10%
 AST Balanced Asset Allocation /2/             0.15%     0.01%     0.00%        0.90%         1.06%
 AST Capital Growth Asset Allocation /2/       0.15%     0.01%     0.00%        0.93%         1.09%
 AST Cohen & Steers Realty Portfolio           1.00%     0.12%     0.00%        0.00%         1.12%
 AST Conservative Asset Allocation /2/         0.15%     0.02%     0.00%        0.87%         1.04%
 AST DeAM Large-Cap Value                      0.85%     0.11%     0.00%        0.00%         0.96%
 AST DeAM Small-Cap Value                      0.95%     0.18%     0.00%        0.00%         1.13%
 AST Federated Aggressive Growth               0.95%     0.11%     0.00%        0.00%         1.06%
 AST First Trust Balanced Target               0.85%     0.11%     0.00%        0.00%         0.96%
 AST First Trust Capital Appreciation Target   0.85%     0.11%     0.00%        0.00%         0.96%
 AST Goldman Sachs Concentrated Growth         0.90%     0.10%     0.00%        0.00%         1.00%
 AST Goldman Sachs Mid-Cap Growth              1.00%     0.12%     0.00%        0.00%         1.12%
 AST High Yield                                0.75%     0.12%     0.00%        0.00%         0.87%
 AST Investment Grade Bond /5/                 0.65%     0.99%     0.00%        0.00%         1.64%

---------------------------------------------------------------------------------------------------------------
                               UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                   (as a percentage of the average net assets of the underlying Portfolios)
---------------------------------------------------------------------------------------------------------------
                                                             For the year ended December 31, 2007
                                                 -------------------------------------------------------------
              UNDERLYING PORTFOLIO               Management    Other     12b-1 Fees    Acquired    Total Annual
                                                  Fee/ 4/   Expenses/ 1/            Portfolio Fees  Portfolio
                                                                                    & Expenses/ 6/ Expenses/ 3/
---------------------------------------------------------------------------------------------------------------
 AST JPMorgan International Equity                 0.87%       0.13%       0.00%        0.00%         1.00%
 AST Large-Cap Value                               0.75%       0.08%       0.00%        0.00%         0.83%
 AST Lord Abbett Bond-Debenture                    0.80%       0.11%       0.00%        0.00%         0.91%
 AST Marsico Capital Growth                        0.90%       0.08%       0.00%        0.00%         0.98%
 AST MFS Global Equity                             1.00%       0.21%       0.00%        0.00%         1.21%
 AST MFS Growth                                    0.90%       0.12%       0.00%        0.00%         1.02%
 AST Mid-Cap Value                                 0.95%       0.14%       0.00%        0.00%         1.09%
 AST Neuberger Berman Mid-Cap Growth               0.90%       0.10%       0.00%        0.00%         1.00%
 AST Neuberger Berman Mid-Cap Value                0.89%       0.10%       0.00%        0.00%         0.99%
 AST Neuberger Berman Small-Cap Growth             0.95%       0.12%       0.00%        0.00%         1.07%
 AST PIMCO Limited Maturity Bond                   0.65%       0.11%       0.00%        0.00%         0.76%
 AST Preservation Asset Allocation /2/             0.15%       0.03%       0.00%        0.82%         1.00%
 AST QMA US Equity Alpha                              1%       0.63%       0.00%        0.00%         1.63%
 AST Small-Cap Growth                              0.90%       0.15%       0.00%        0.00%         1.05%
 AST Small-Cap Value                               0.90%       0.10%       0.00%        0.00%         1.00%
 AST T. Rowe Price Asset Allocation                0.85%       0.12%       0.00%        0.00%         0.97%
 AST T. Rowe Price Global Bond                     0.80%       0.13%       0.00%        0.00%         0.93%
 AST T. Rowe Price Natural Resources               0.90%       0.10%       0.00%        0.00%         1.00%
 AST T. Rowe Price Large-Cap Growth                0.88%       0.08%       0.00%        0.00%         0.96%
 AST UBS Dynamic Alpha Strategy                    1.00%       0.13%       0.00%        0.02%         1.15%
 AST Western Asset Core Plus Bond /5/              0.70%       0.10%       0.00%        0.02%         0.82%

The Prudential Series Fund /7,8,9/
 Equity Portfolio                                  0.45%       0.02%       0.00%        0.00%         0.47%
 Global Portfolio                                  0.75%       0.06%       0.00%        0.00%         0.81%
 Jennison Portfolio                                0.60%       0.02%       0.00%        0.00%         0.62%
 Money Market Portfolio                            0.40%       0.03%       0.00%        0.00%         0.43%
 Stock Index Portfolio /10/                        0.35%       0.02%       0.00%        0.00%         0.37%
 Value Portfolio                                   0.40%       0.03%       0.00%        0.00%         0.43%
 SP Aggressive Growth Asset Allocation Portfolio   0.05%       0.06%       0.00%        0.85%         0.96%
 SP Balanced Asset Allocation Portfolio            0.05%       0.01%       0.00%        0.79%         0.85%
 SP Conservative Asset Allocation Portfolio        0.05%       0.02%       0.00%        0.75%         0.82%
 SP Davis Value Portfolio                          0.75%       0.05%       0.00%        0.00%         0.80%
 SP Growth Asset Allocation Portfolio              0.05%       0.01%       0.00%        0.83%         0.89%
 SP International Growth Portfolio                 0.85%       0.09%       0.00%        0.00%         0.94%
 SP International Value Portfolio                  0.90%       0.09%       0.00%        0.00%         0.99%
 SP Mid Cap Growth Portfolio                       0.80%       0.07%       0.00%        0.00%         0.87%
 SP PIMCO High Yield Portfolio                     0.60%       0.09%       0.00%        0.00%         0.69%
 SP PIMCO Total Return Portfolio                   0.60%       0.07%       0.00%        0.00%         0.67%
 SP Prudential U.S. Emerging Growth Portfolio      0.60%       0.05%       0.00%        0.00%         0.65%
 SP Small Cap Value Portfolio                      0.90%       0.06%       0.00%        0.00%         0.96%
 SP Strategic Partners Focused Growth Portfolio    0.90%       0.25%       0.00%        0.00%         1.15%

Janus Aspen Series
 Large Cap Growth Portfolio--Service Shares        0.64%       0.02%       0.25%        0.01%         0.92%

Nationwide Variable Insurance Trust
 Gartmore NVIT Developing Markets                  1.05%       0.35%       0.25%          N/A         1.65%

Evergreen Variable Annuity Trust /11/
 Evergreen VA Balanced                             0.30%       0.22%       0.00%        0.02%         0.54%
 Evergreen VA Fundamental Large Cap                0.58%       0.17%       0.00%        0.00%         0.75%
 Evergreen VA Special Values                       0.78%       0.18%       0.00%        0.01%         0.97%

 SUMMARY OF CONTRACT EXPENSES continued


---------------------------------------------------------------------------------------------
                      UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

          (as a percentage of the average net assets of the underlying Portfolios)
---------------------------------------------------------------------------------------------
                                              For the year ended December 31, 2007
                                   ----------------------------------------------------------
       UNDERLYING PORTFOLIO        Management  Other   12b-1 Fees    Acquired    Total Annual
                                    Fee/ 4/   Expenses            Portfolio Fees  Portfolio
                                                                  & Expenses/ 6/   Expenses
---------------------------------------------------------------------------------------------
 Evergreen VA Growth                 0.70%     0.20%     0.00%        0.01%         0.91%
 Evergreen VA International Equity   0.39%     0.24%     0.00%        0.00%         0.63%
 Evergreen VA Omega                  0.52%     0.19%     0.00%        0.00%         0.71%



 1 The Fund has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Fund compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Fund providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Fund other than the Dynamic Asset Allocation Portfolios, 0.03% of the 0.10% administrative services fee is voluntarily waived. The Dynamic Asset Allocation Portfolios do not directly pay any portion of the 0.10% administrative service fee. The Acquired Portfolios in which the Dynamic Asset Allocation Portfolios invest, however, are subject to the administrative services fee. With respect to the AST QMA US Equity Alpha Portfolio, "Other Expenses" includes dividend expenses on short sales and interest expenses on short sales. Our reference above to the Dynamic Asset Allocation Portfolios refers to these portfolios: AST Aggressive Asset Allocation, AST Balanced Asset Allocation, AST Capital Growth Asset Allocation, AST Conservative Asset Allocation, and AST Preservation Asset Allocation.
 2 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, each Dynamic Asset Allocation Portfolio invests primarily in shares of other Portfolios of Advanced Series Trust. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended
    December 31, 2007. The Dynamic Asset Allocation Portfolios do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios. Our reference above to the Dynamic Asset Allocation Portfolios refers to these portfolios: AST Aggressive Asset Allocation, AST Balanced Asset Allocation, AST Capital Growth Asset Allocation, AST Conservative Asset Allocation, and AST Preservation Asset Allocation.
 3 Prudential Investments LLC and AST Investment Services, Inc. have voluntarily agreed to waive a portion of their management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows, may be discontinued or otherwise modified at any time. AST American Century Strategic Allocation: 1.25%; AST Cohen & Steers
    Realty: 1.45%; AST DeAM Small-Cap Value: 1.14%; AST Goldman Sachs Concentrated Growth: 0.86%; AST Goldman Sachs Mid-Cap Growth: 1.12%; AST High Yield: 0.88%; AST JPMorgan International Equity: 1.01%; AST Large-Cap
    Value: 1.20%; AST Lord Abbett Bond-Debenture: 0.88%; AST MFS Global
    Equity: 1.18%; AST MFS Growth: 1.35%; AST Marsico Capital Growth: 1.35%; AST Mid-Cap Value: 1.45%; AST Neuberger Berman Mid-Cap Growth: 1.25%; AST Neuberger Berman Mid-Cap Value: 1.25%; AST PIMCO Limited Maturity
    Bond: 1.05%; AST T. Rowe Price Asset Allocation: 1.25%; AST T. Rowe Price Natural Resources: 1.35%.
 4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.
 5 The Western Asset Core Plus Bond Portfolio is based on estimated expenses for 2008 and current period average daily net assets. The AST Investment Grade Bond Portfolio expenses are based on estimated expenses for 2008 at an estimated asset level.
 6 Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Total Annual Portfolio Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.
 7 Investors incur certain fees and expenses in connection with an investment in the Fund's Portfolios. The table shows the fees and expenses that you may incur if you invest in Class 1 shares of the Portfolios through a variable annuity contract. The fees and expenses shown below are based the fees and expenses incurred in the year ended December 31, 2007 (except as explained in the footnotes) and are expressed as a percentage of the average daily net assets of each Portfolio. The table does not include annuity contract charges. Because annuity contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See this prospectus for the fees and expenses under the annuity contract.
 8 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, each SP Asset Allocation Portfolio invests in shares of other Portfolios of the Fund, and some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended
    December 31, 2007. The SP Asset Allocation Portfolios do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios. Each of the Asset Allocation Portfolios is responsible for the payment of its own "Other Expenses," including, without limitation, custodian fees, legal fees, trustee fees and audit fee, in accordance with the terms of the management agreement.
 9 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class 1 shares, may be discontinued or otherwise modified at any time. Stock Index Portfolio:
    0.75%; Value Portfolio: 0.75%; SP International Growth Portfolio: 1.24%; SP Mid Cap Growth Portfolio: 1.00%; SP Small Cap Value Portfolio: 1.05%; SP Strategic Partners Focused Growth Portfolio: 1.25%.
 10 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.
 11 The Total Annual Portfolio Operating Expenses excludes expense reductions.

 EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying mutual fund fees and expenses.

 The examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of any of the mutual funds, which do not reflect any expense reimbursements or waivers. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables that follow.

 Example 1a: Contract With Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Withdraw All Your Assets

 This example assumes that:
..   You invest $10,000 in the Contract With Credit,
..   You choose the Step-Up Guaranteed Minimum Death Benefit,
..   You choose the Guaranteed Minimum Income Benefit (for contracts sold on or after May 1, 2004),
..   You choose the Income Appreciator Benefit,
..   You allocate all of your assets to the variable investment option having the maximum total operating expenses,*
..   The investment has a 5% return each year,
..   The mutual fund's total operating expenses remain the same each year,

..   For each optional benefit charge, we deduct the maximum charge rather than any current charge, and

..   You withdraw all your assets at the end of the indicated period.

 * Note: Not all portfolios offered are available if you elect certain optional benefits.

 Example 1b: Contract With Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Do Not Withdraw Your Assets

 This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

 Example 2a: Contract With Credit: Base Death Benefit, and You Withdraw All Your Assets

 This example assumes that:
..   You invest $10,000 in the Contract With Credit,
..   You do not choose any optional insurance benefit,
..   You allocate all of your assets to the variable investment option having the maximum total operating expenses,*
..   The investment has a 5% return each year,
..   The mutual fund's total operating expenses remain the same each year,

..   For each optional benefit charge, we deduct the maximum charge rather than any current charge, and

..   You withdraw all your assets at the end of the indicated period.



 Example 2b: Contract With Credit: Base Death Benefit, and You Do Not Withdraw Your Assets

 This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

 Example 3a: Contract Without Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Withdraw All Your Assets

 This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the Contract Without Credit.

 Example 3b: Contract Without Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Do Not Withdraw Your Assets

 This example makes exactly the same assumptions as Example 1b except that it assumes that you invest in the Contract Without Credit.

 EXPENSE EXAMPLES continued


 Example 4a: Contract Without Credit: Base Death Benefit; and You Withdraw All Your Assets

 This example makes exactly the same assumptions as Example 2a except that it assumes that you invest in the Contract Without Credit.

 Example 4b: Contract Without Credit: Base Death Benefit; and You Do Not Withdraw Your Assets

 This example makes exactly the same assumptions as Example 2b except that it assumes that you invest in the Contract Without Credit.

 Notes For Expense Examples:
 These Examples should not be considered a representation of past or future expenses.

 Actual expenses may be greater or less than those shown.
 Note that withdrawal charges (which are reflected in Examples 1a, 2a, 3a and 4a) are assessed in connection with some annuity options, but not others.

 The values shown in the 10 year column are the same for Example 1a and 1b, 2a and 2b, 3a and 3b, and 4a and 4b. This is because if 10 years have elapsed since your last purchase payment, we would no longer deduct withdrawal charges when you make a withdrawal.


 The examples use an average contract maintenance charge, which we calculated based on our general estimate of the total contract fees we expect to collect in 2008. Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options.


 A table of accumulation unit values appears in Appendix A to this prospectus.

 Contract With Credit: Step-up Guaranteed Minimum Death Benefit Option, Guaranteed Minimum Income Benefit, Income Appreciator Benefit


             Example 1a: If You Withdraw Your Assets Example 1b: If You Do Not Withdraw Your Assets
             --------------------------------------------------------------------------------------
              1 yr     3 yrs     5 yrs     10 yrs    1 yr       3 yrs       5 yrs       10 yrs
             --------------------------------------------------------------------------------------
             $1,267    $2,298    $3,235    $5,161    $515       $1,546      $2,577      $5,161
             --------------------------------------------------------------------------------------




 Contract With Credit: Base Death Benefit


             Example 2a: If You Withdraw Your Assets Example 2b: If You Do Not Withdraw Your Assets
             --------------------------------------------------------------------------------------
              1 yr     3 yrs     5 yrs     10 yrs    1 yr       3 yrs       5 yrs       10 yrs
             --------------------------------------------------------------------------------------
             $1,114    $1,854    $2,523    $3,879    $362       $1,102      $1,865      $3,879
             --------------------------------------------------------------------------------------




 Contract Without Credit: Step-up Guaranteed Minimum Death Benefit Option, Guaranteed Minimum Income Benefit, Income Appreciator Benefit


             Example 3a: If You Withdraw Your Assets Example 3b: If You Do Not Withdraw Your Assets
             --------------------------------------------------------------------------------------
              1 yr     3 yrs     5 yrs     10 yrs    1 yr       3 yrs       5 yrs       10 yrs
             --------------------------------------------------------------------------------------
             $1,115    $1,908    $2,704    $4,887    $485       $1,458      $2,434      $4,887
             --------------------------------------------------------------------------------------




 Contract Without Credit: Base Death Benefit


              Example 4a: If You Withdraw Your Assets Example 4b: If You Do Not Withdraw Your Assets
              --------------------------------------------------------------------------------------
              1 yr     3 yrs      5 yrs     10 yrs    1 yr       3 yrs       5 yrs       10 yrs
              --------------------------------------------------------------------------------------
              $968     $1,480     $2,015    $3,640    $338       $1,030      $1,745      $3,640
              --------------------------------------------------------------------------------------

  PART II SECTIONS 1-11
--------------------------------------------------------------------------------

  STRATEGIC PARTNERS PLUS 3 PROSPECTUS

 1: WHAT IS THE STRATEGIC PARTNERS PLUS 3 VARIABLE ANNUITY?

 The Strategic Partners Plus 3 Variable Annuity is a contract between you, the owner, and US, Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey, we or us).

 Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time on or after the first contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

 This annuity contract benefits from tax deferral when it is sold outside a tax-favored plan (generally called a non-qualified annuity). Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract.

 If you purchase the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract. In other words, you need not purchase this contract to gain the preferential tax treatment provided by your retirement plan. Therefore, before purchasing an annuity in a tax-favored plan, you should consider whether its features and benefits beyond tax deferral, including the death benefit and income benefits, meet your needs and goals. You should consider the relative features, benefits and costs of this annuity compared with any other investment that you may use in connection with your retirement plan or arrangement.

 There are two basic versions of Strategic Partners Plus 3 variable annuity.

 Contract With Credit.

..   provides for a bonus credit that we add to each purchase payment that you make,
..   has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,
..   may provide a lower interest rate for the fixed interest rate options than the Contract Without Credit, and
..   does not offer the market value adjustment option.

 Contract Without Credit.

..   does not provide a credit,
..   has lower withdrawal charges and insurance and administrative costs than the Contract With Credit,
..   may provide a higher interest rate for the fixed interest rate options than the Contract With Credit, and
..   offers the Market Value Adjustment Option.

 Unless we state otherwise, when we use the word contract, it applies to both versions.

 In replacing another annuity you may own, please consider all charges associated with that annuity. Credits applicable to bonus products, such as the Contract With Credit, should not be viewed as an offset of any surrender charge that applies to another annuity contract you may currently own.

 Because of the higher withdrawal charges, if you choose the Contract With Credit and you withdraw a purchase payment, depending upon the performance of the investment options you choose, you may be worse off than if you had chosen the Contract Without Credit. We do not recommend purchase of either version of Strategic Partners Plus 3 if you anticipate having to withdraw a significant amount of your purchase payments within a few years of making those purchase payments.

 Strategic Partners Plus 3 is a variable annuity contract. During the accumulation phase, you can allocate your assets among the variable investment options, guaranteed fixed interest rate options and a market value adjustment option. The market value adjustment option is only available in the Contract Without Credit. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual fund(s) associated with that variable investment option.

 Because the underlying mutual funds' portfolios fluctuate in value depending upon market conditions, your Contract Value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

 As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long (if applicable) the annuity payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

 The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us.

 SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"
 If you change your mind about owning Strategic Partners Plus 3, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive a refund equal to your Contract Value (plus the amount of any fees or other charges) as of the date you surrendered your contract.

 If you have purchased the Contract With Credit, we will deduct any credit we had added to your Contract Value.

 2: WHAT INVESTMENT OPTIONS CAN I CHOOSE?

 The contract gives you the choice of allocating your purchase payments to any of the variable investment options, fixed interest rate options, and a market value adjustment option.

 The variable investment options invest in underlying mutual funds managed by leading investment advisers. These underlying mutual funds may sell their shares to both variable annuity and variable life separate accounts of different insurance companies, which could create the kinds of risk that are described in more detail in the current prospectus for the underlying mutual fund. The current prospectuses for the underlying mutual funds also contain other important information about the mutual funds. When you invest in a variable investment option that is funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. The mutual fund options that you select are your choice. We do not recommend or endorse any particular underlying mutual fund.

 VARIABLE INVESTMENT OPTIONS
 The following chart classifies each of the portfolios based on our assessment of their investment style (as of the date of this prospectus). The chart also provides a description of each portfolio's investment objective and a short, summary description of their key policies to assist you in determining which portfolios may be of interest to you. What appears in the chart below is merely a summary - please consult the portfolio's prospectus for a comprehensive discussion of the portfolio's investment policies. There is no guarantee that any portfolio will meet its investment objective. The name of the adviser/subadviser for each portfolio appears next to the description.

 The Jennison Portfolio, Prudential Equity Portfolio, Prudential Global Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, and each "SP" Portfolio of the Prudential Series Fund, are managed by an indirect wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI) under a "manager-of-managers" approach.

 Under the manager-of-managers approach, PI has the ability to assign subadvisers to manage specific portions of a portfolio, and the portion managed by a subadviser may vary from 0% to 100% of the portfolio's assets. The subadvisers that manage some or all of a Prudential Series Fund portfolio are listed on the following chart.


 Please note that we restrict the investment options in which you can participate, if you elect certain optional benefits. Thus, your participation in those benefits could result in your missing investment opportunities that might arise in investment options from which you are excluded. (Of course, potentially missing investment opportunities in investment options in which you do not participate is an inherent consequence of any investment choice, and generally speaking, it is your decision as to how to invest your Purchase Payments).

 A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

 Pruco Life of New Jersey has entered into agreements with certain underlying portfolios and/or the investment adviser or distributor of such portfolios. Pruco Life of New Jersey may provide administrative and support services to such portfolios pursuant to the terms of these agreements and under which it receives a fee of up to 0.55% annually (as of May 1, 2008) of the average assets allocated to the portfolio under the contract. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as sub-accounts.


 In addition, an investment adviser, sub-adviser or distributor of the underlying portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or

 2: WHAT INVESTMENT OPTIONS CAN I CHOOSE? continued


 other services they provide in connection with the contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors, and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation. During 2007, with regard to amounts that were paid under these kinds of arrangements, the amounts ranged from approximately $750 to approximately $946,934. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.


 Upon the introduction of the Advanced Series Trust Asset Allocation Portfolios on December 5, 2005, we ceased offering the Prudential Series Fund Asset Allocation Portfolios to new purchasers and to existing contract owners who had not previously invested in those Portfolios.

 However, a contract owner who had Contract Value allocated to a Prudential Series Fund Asset Allocation Portfolio prior to December 5, 2005 may continue to allocate purchase payments to that Portfolio after that date. In addition, after December 5, 2005, we ceased offering the Prudential Series Fund SP Large Cap Value Portfolio to new purchasers and to existing contract owners who had not previously invested in that Portfolio. However, a contract owner who had Contract Value allocated to the SP Large Cap Value Portfolio prior to
 December 5, 2005 may continue to allocate purchase payments to that Portfolio after that date.




    -----------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                 ADVISOR/
                                                          SUB-ADVISOR
    -----------------------------------------------------------------------
                       ADVANCED SERIES TRUST
    -----------------------------------------------------------------------
      ASSET     AST Advanced Strategies Portfolio:         LSV Asset
     ALLOCA-    seeks a high level of absolute            Management;
      TION/     return. The Portfolio invests           Marsico Capital
     BALANCED   primarily in a diversified portfolio    Management, LLC;
                of equity and fixed income             Pacific Investment
                securities across different                Management
                investment categories and investment      Company LLC
                managers. The Portfolio pursues a       (PIMCO); T. Rowe
                combination of traditional and         Price Associates,
                non-traditional investment             Inc.; William Blair
                strategies.                              & Company, LLC
    -----------------------------------------------------------------------
      ASSET     AST Aggressive Asset Allocation          AST Investment
     ALLOCA-    Portfolio: seeks the highest            Services, Inc. &
      TION/     potential total return consistent          Prudential
     BALANCED   with its specified level of risk        Investments LLC/
                tolerance. The Portfolio will invest       Prudential
                its assets in several other Advanced    Investments LLC
                Series Trust Portfolios. Under
                normal market conditions, the
                Portfolio will devote approximately
                100% of its net assets to underlying
                portfolios investing primarily in
                equity securities (with a range of
                92.5% to 100%) and the remainder of
                its net assets to underlying
                portfolios investing primarily in
                debt securities and money market
                instruments (with a range of 0% -
                7.5%).
    -----------------------------------------------------------------------
      LARGE     AST AllianceBernstein Core Value       AllianceBernstein
       CAP      Portfolio: seeks long-term capital            L.P.
      VALUE     growth by investing primarily in
                common stocks. The subadviser
                expects that the majority of the
                Portfolio's assets will be invested
                in the common stocks of large
                companies that appear to be
                undervalued. Among other things, the
                Portfolio seeks to identify
                compelling buying opportunities
                created when companies are
                undervalued on the basis of investor
                reactions to near-term problems or
                circumstances even though their
                long-term prospects remain sound.
                The subadviser seeks to identify
                individual companies with earnings
                growth potential that may not be
                recognized by the market at large.
    -----------------------------------------------------------------------

     ----------------------------------------------------------------------
       STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
        TYPE                                                ADVISOR/
                                                           SUB-ADVISOR
     ----------------------------------------------------------------------
       LARGE      AST AllianceBernstein Growth &         AllianceBernstein
        CAP       Income Portfolio: seeks long-term            L.P.
       VALUE      growth of capital and income while
                  attempting to avoid excessive
                  fluctuations in market value. The
                  Portfolio normally will invest in
                  common stocks (and securities
                  convertible into common stocks). The
                  subadviser will take a
                  value-oriented approach, in that it
                  will try to keep the Portfolio's
                  assets invested in securities that
                  are selling at reasonable valuations
                  in relation to their fundamental
                  business prospects.
     ----------------------------------------------------------------------
       LARGE      AST American Century Income & Growth   American Century
        CAP       Portfolio: seeks capital growth with      Investment
       VALUE      current income as a secondary          Management, Inc.
                  objective. The Portfolio invests
                  primarily in common stocks that
                  offer potential for capital growth,
                  and may, consistent with its
                  investment objective, invest in
                  stocks that offer potential for
                  current income. The subadviser
                  utilizes a quantitative management
                  technique with a goal of building an
                  equity portfolio that provides
                  better returns than the S&P 500
                  Index without taking on significant
                  additional risk and while attempting
                  to create a dividend yield that will
                  be greater than the S&P 500 Index.
     ----------------------------------------------------------------------
       ASSET      AST American Century Strategic         American Century
      ALLOCA-     Allocation Portfolio: seeks               Investment
       TION/      long-term capital growth with some     Management, Inc.
      BALANCED    regular income. The Portfolio will
                  invest, under normal circumstances,
                  in any type of U.S. or foreign
                  equity security that meets certain
                  fundamental and technical standards.
                  The portfolio managers will draw on
                  growth, value and quantitative
                  investment techniques in managing
                  the equity portion of the Portfolio
                  and diversify the Portfolio's
                  investments among small, medium and
                  large companies.
     ----------------------------------------------------------------------
       ASSET      AST Balanced Asset Allocation           AST Investment
      ALLOCA-     Portfolio: seeks the highest           Services, Inc. &
       TION/      potential total return consistent         Prudential
      BALANCED    with its specified level of risk       Investments LLC/
                  tolerance. The Portfolio will invest      Prudential
                  its assets in several other Advanced   Investments LLC
                  Series Trust Portfolios. Under
                  normal market conditions, the
                  Portfolio will devote approximately
                  75% of its net assets to underlying
                  portfolios investing primarily in
                  equity securities (with a range of
                  67.5% to 80%), and 25% of its net
                  assets to underlying portfolios
                  investing primarily in debt
                  securities and money market
                  instruments (with a range of 20.0%
                  to 32.5%).
     ----------------------------------------------------------------------
       ASSET      AST Capital Growth Asset Allocation     AST Investment
      ALLOCA-     Portfolio: seeks the highest           Services, Inc. &
       TION/      potential total return consistent         Prudential
      BALANCED    with its specified level of risk       Investments LLC/
                  tolerance. The Portfolio will invest      Prudential
                  its assets in several other Advanced   Investments LLC
                  Series Trust Portfolios. Under
                  normal market conditions, the
                  Portfolio will devote approximately
                  65% of its net assets to underlying
                  portfolios investing primarily in
                  equity securities (with a range of
                  57.5% to 72.5%, and 35% of its net
                  assets to underlying portfolios
                  investing primarily in debt
                  securities and money market
                  instruments (with a range of 27.5%
                  to 42.5%).
     ----------------------------------------------------------------------
      SPECIALTY   AST Cohen & Steers Realty Portfolio:    Cohen & Steers
                  seeks to maximize total return             Capital
                  through investment in real estate      Management, Inc.
                  securities. The Portfolio pursues
                  its investment objective by
                  investing, under normal
                  circumstances, at least 80% of its
                  net assets in common stocks and
                  other equity securities issued by
                  real estate companies, such as real
                  estate investment trusts (REITs).
                  Under normal circumstances, the
                  Portfolio will invest substantially
                  all of its assets in the equity
                  securities of real estate companies,
                  i.e., a company that derives at
                  least 50% of its revenues from the
                  ownership, construction, financing,
                  management or sale of real estate or
                  that has at least 50% of its assets
                  in real estate. Real estate
                  companies may include real estate
                  investment trusts (REITs).
     ----------------------------------------------------------------------
       ASSET      AST Conservative Asset Allocation       AST Investment
      ALLOCA-     Portfolio: seeks the highest           Services, Inc. &
       TION/      potential total return consistent         Prudential
      BALANCED    with its specified level of risk       Investments LLC/
                  tolerance. The Portfolio will invest      Prudential
                  its assets in several other Advanced   Investments LLC
                  Series Trust Portfolios. Under
                  normal market conditions, the
                  Portfolio will devote approximately
                  55% of its net assets to underlying
                  portfolios investing primarily in
                  equity securities (with a range of
                  47.5% to 62.5%), and 45% of its net
                  assets to underlying portfolios
                  investing primarily in debt
                  securities and money market
                  instruments (with a range of 37.5%
                  to 52.5%.
     ----------------------------------------------------------------------

 2: WHAT INVESTMENT OPTIONS CAN I CHOOSE? continued


   -------------------------------------------------------------------------
    STYLE/        INVESTMENT OBJECTIVES/POLICIES            PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   -------------------------------------------------------------------------
     LARGE     AST DeAM Large-Cap Value Portfolio:          Deutsche
      CAP      seeks maximum growth of capital by          Investment
     VALUE     investing primarily in the value            Management
               stocks of larger companies. The           Americas, Inc.
               Portfolio pursues its objective,
               under normal market conditions, by
               primarily investing at least 80% of
               the value of its assets in the
               equity securities of large-sized
               companies included in the Russell
               1000(R) Value Index. The subadviser
               employs an investment strategy
               designed to maintain a portfolio of
               equity securities which approximates
               the market risk of those stocks
               included in the Russell 1000(R)
               Value Index, but which attempts to
               outperform the Russell 1000(R) Value
               Index through active stock selection.
   -------------------------------------------------------------------------
     SMALL     AST DeAM Small-Cap Value Portfolio:          Deutsche
      CAP      seeks maximum growth of investors'          Investment
     VALUE     capital by investing primarily in           Management
               the value stocks of smaller               Americas, Inc.
               companies. The Portfolio pursues its
               objective, under normal market
               conditions, by primarily investing
               at least 80% of its total assets in
               the equity securities of small-sized
               companies included in the Russell
               2000(R) Value Index. The subadviser
               employs an investment strategy
               designed to maintain a portfolio of
               equity securities which approximates
               the market risk of those stocks
               included in the Russell 2000(R)
               Value Index, but which attempts to
               outperform the Russell 2000(R) Value
               Index.
   -------------------------------------------------------------------------
     SMALL     AST Federated Aggressive Growth          Federated Equity
      CAP      Portfolio: seeks capital growth. The        Management
    GROWTH     Portfolio pursues its investment            Company of
               objective by investing primarily in        Pennsylvania/
               the stocks of small companies that       Federated Global
               are traded on national security             Investment
               exchanges, NASDAQ stock exchange and     Management Corp.;
               the over- the-counter-market. Small       Federated MDTA
               companies will be defined as                    LLC
               companies with market
               capitalizations similar to companies
               in the Russell 2000 Growth Index.
   -------------------------------------------------------------------------
     ASSET     AST First Trust Balanced Target         First Trust Advisors
    ALLOCA-    Portfolio: seeks long-term capital             L.P.
     TION/     growth balanced by current income.
    BALANCED   The Portfolio seeks to achieve its
               objective by investing approximately
               65% in common stocks and
               approximately 35% in fixed income
               securities. The Portfolio allocates
               the equity portion of the portfolio
               across five uniquely specialized
               strategies - The Dow(R) Target
               Dividend, the Value Line(R) Target
               25, the Global Dividend Target 15,
               the NYSE(R) International Target 25,
               and the Target Small Cap. Each
               strategy employs a quantitative
               approach by screening common stocks
               for certain attributes and/or using
               a multi-factor scoring system to
               select the common stocks. The fixed
               income allocation is determined by
               the Dow Jones Income strategy which
               utilizes certain screens to select
               bonds from the Dow Jones Corporate
               Bond Index or like-bonds not in the
               index.
   -------------------------------------------------------------------------
     ASSET     AST First Trust Capital Appreciation    First Trust Advisors
    ALLOCA-    Target Portfolio: seeks long-term              L.P.
     TION/     capital growth. The Portfolio seeks
    BALANCED   to achieve its objective by
               investing approximately 80% in
               common stocks and 20% in fixed
               income securities. The portfolio
               allocates the equity portion of the
               portfolio across five uniquely
               specialized strategies - the Value
               Line(R) Target 25, the Global
               Dividend Target 15, the Target Small
               Cap, the Nasdaq(R) Target 15, and
               the NYSE(R) International Target 25.
               Each strategy employs a quantitative
               approach by screening common stocks
               for certain attributes and/or using
               a multi-factor scoring system to
               select the common stocks. The fixed
               income allocation is determined by
               the Dow Jones Income strategy which
               utilizes certain screens to select
               bonds from the Dow Jones Corporate
               Bond Index or like-bonds not in the
               index.
   -------------------------------------------------------------------------
     LARGE     AST Goldman Sachs Concentrated             Goldman Sachs
      CAP      Growth Portfolio: seeks long-term        Asset Management,
    GROWTH     growth of capital. The Portfolio               L.P.
               will pursue its objective by
               investing primarily in equity
               securities of companies that the
               subadviser believes have the
               potential to achieve capital
               appreciation over the long-term. The
               Portfolio seeks to achieve its
               investment objective by investing,
               under normal circumstances, in
               approximately 30 - 45 companies that
               are considered by the subadviser to
               be positioned for long-term growth.
   -------------------------------------------------------------------------

     ----------------------------------------------------------------------
      STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
     ----------------------------------------------------------------------
      MID CAP    AST Goldman Sachs Mid-Cap Growth         Goldman Sachs
      GROWTH     Portfolio: seeks long-term capital     Asset Management,
                 growth. The Portfolio pursues its            L.P.
                 investment objective, by investing
                 primarily in equity securities
                 selected for their growth potential,
                 and normally invests at least 80% of
                 the value of its assets in
                 medium-sized companies. Medium-sized
                 companies are those whose market
                 capitalizations (measured at the
                 time of investment) fall within the
                 range of companies in the Russell
                 Mid-cap Growth Index. The subadviser
                 seeks to identify individual
                 companies with earnings growth
                 potential that may not be recognized
                 by the market at large.
     ----------------------------------------------------------------------
       FIXED     AST High Yield Portfolio: seeks        Pacific Investment
      INCOME     maximum total return, consistent          Management
                 with preservation of capital and          Company LLC
                 prudent investment management. The          (PIMCO)
                 Portfolio invests, under normal
                 circumstances, at least 80% of its
                 net assets plus any borrowings for
                 investment purposes (measured at
                 time of purchase) in high yield,
                 fixed-income securities that, at the
                 time of purchase, are non-investment
                 grade securities. Such securities
                 are commonly referred to as "junk
                 bonds".
     ----------------------------------------------------------------------
       FIXED     AST Investment Grade Bond Portfolio:      Prudential
      INCOME     seeks the highest potential total         Investment
                 return consistent with its specified   Management, Inc.
                 level of risk tolerance to meet the
                 parameters established to support
                 the Highest Daily Lifetime Seven
                 benefits and maintain liquidity to
                 support changes in market conditions
                 for a fixed duration (weighted
                 average maturity) of about 6 years.
                 Please note that you may not make
                 purchase payments to this Portfolio,
                 and that this Portfolio is available
                 only with certain living benefits.
     ----------------------------------------------------------------------
      INTER-     AST JPMorgan International Equity         J.P. Morgan
      NATIONAL   Portfolio: seeks long-term capital        Investment
      EQUITY     growth by investing in a diversified   Management, Inc.
                 portfolio of international equity
                 securities. The Portfolio seeks to
                 meet its objective by investing,
                 under normal market conditions, at
                 least 80% of its assets in a
                 diversified portfolio of equity
                 securities of companies located or
                 operating in developed non-U.S.
                 countries and emerging markets of
                 the world. The equity securities
                 will ordinarily be traded on a
                 recognized foreign securities
                 exchange or traded in a foreign
                 over-the-counter market in the
                 country where the issuer is
                 principally based, but may also be
                 traded in other countries including
                 the United States.
     ----------------------------------------------------------------------
       LARGE     AST Large-Cap Value Portfolio: seeks     Dreman Value
        CAP      current income and long-term growth     Management LLC;
       VALUE     of income, as well as capital          Hotchkis and Wiley
                 appreciation. The Portfolio invests,        Capital
                 under normal circumstances, at least    Management LLC;
                 80% of its net assets in common           J.P. Morgan
                 stocks of large capitalization            Investment
                 companies. Large capitalization        Management, Inc.
                 companies are those companies with
                 market capitalizations within the
                 market capitalization range of the
                 Russell 1000 Value Index.
     ----------------------------------------------------------------------
       FIXED     AST Lord Abbett Bond-Debenture         Lord, Abbett & Co.
      INCOME     Portfolio: seeks high current income          LLC
                 and the opportunity for capital
                 appreciation to produce a high total
                 return. The Portfolio invests, under
                 normal circumstances, at least 80%
                 of the value of its assets in fixed
                 income securities. The Portfolio
                 allocates its assets principally
                 among fixed income securities in
                 four market sectors: U.S. investment
                 grade securities, U.S. high yield
                 securities, foreign securities
                 (including emerging market
                 securities) and convertible
                 securities. Under normal
                 circumstances, the Portfolio invests
                 in each of the four sectors
                 described above. However, the
                 Portfolio may invest substantially
                 all of its assets in any one sector
                 at any time, subject to the
                 limitation that at least 20% of the
                 Portfolio's net assets must be
                 invested in any combination of
                 investment grade debt securities,
                 U.S. Government securities and cash
                 equivalents. The Portfolio may also
                 make significant investments in
                 mortgage-backed securities. Although
                 the Portfolio expects to maintain a
                 weighted average maturity in the
                 range of five to twelve years, there
                 are no restrictions on the overall
                 Portfolio or on individual
                 securities. The Portfolio may invest
                 up to 20% of its net assets in
                 equity securities.
     ----------------------------------------------------------------------

 2: WHAT INVESTMENT OPTIONS CAN I CHOOSE? continued


    -----------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUB-ADVISOR
    -----------------------------------------------------------------------
      LARGE     AST Marsico Capital Growth               Marsico Capital
       CAP      Portfolio: seeks capital growth.         Management, LLC
     GROWTH     Income realization is not an
                investment objective and any income
                realized on the Portfolio's
                investments, therefore, will be
                incidental to the Portfolio's
                objective. The Portfolio will pursue
                its objective by investing primarily
                in common stocks of large companies
                that are selected for their growth
                potential. Large capitalization
                companies are companies with market
                capitalizations within the market
                capitalization range of the Russell
                1000 Growth Index. In selecting
                investments for the Portfolio, the
                subadviser uses an approach that
                combines "top down" macroeconomic
                analysis with "bottom up" stock
                selection. The "top down" approach
                identifies sectors, industries and
                companies that may benefit from the
                trends the subadviser has observed.
                The subadviser then looks for
                individual companies with earnings
                growth potential that may not be
                recognized by the market at large,
                utilizing a "bottom up" stock
                selection process. The Portfolio
                will normally hold a core position
                of between 35 and 50 common stocks.
                The Portfolio may hold a limited
                number of additional common stocks
                at times when the Portfolio manager
                is accumulating new positions,
                phasing out existing or responding
                to exceptional market conditions.
    -----------------------------------------------------------------------
     INTER-     AST MFS Global Equity Portfolio:          Massachusetts
     NATIONAL   seeks capital growth. Under normal      Financial Services
     EQUITY     circumstances the Portfolio invests          Company
                at least 80% of its assets in equity
                securities. The Portfolio will
                invest in the securities of U.S. and
                foreign issuers (including issuers
                in emerging market countries). While
                the portfolio may invest its assets
                in companies of any size, the
                Portfolio generally focuses on
                companies with relatively large
                market capitalizations relative to
                the markets in which they are traded.
    -----------------------------------------------------------------------
      LARGE     AST MFS Growth Portfolio: seeks           Massachusetts
       CAP      long-term capital growth and future,    Financial Services
     GROWTH     rather than current income. Under            Company
                normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in common stocks and
                related securities, such as
                preferred stocks, convertible
                securities and depositary receipts,
                of companies that the subadviser
                believes offer better than average
                prospects for long-term growth. The
                subadviser uses a "bottom up" as
                opposed to a "top down" investment
                style in managing the Portfolio.
    -----------------------------------------------------------------------
     MID CAP    AST Mid Cap Value Portfolio: seeks      EARNEST Partners
      VALUE     to provide capital growth by               LLC; WEDGE
                investing primarily in                       Capital
                mid-capitalization stocks that           Management, LLP
                appear to be undervalued. The
                Portfolio generally invests, under
                normal circumstances, at least 80%
                of the value of its net assets in
                mid- capitalization companies.
                Mid-capitalization companies are
                generally those that have market
                capitalizations, at the time of
                purchase, within the market
                capitalization range of companies
                included in the Russell Midcap Value
                Index during the previous 12-months
                based on month-end data.
    -----------------------------------------------------------------------
     MID CAP    AST Neuberger Berman Mid-Cap Growth     Neuberger Berman
     GROWTH     Portfolio: seeks capital growth.         Management Inc.
                Under normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in the common stocks
                of mid-capitalization companies.
                Mid-capitalization companies are
                those companies whose market
                capitalization is within the range
                of market capitalizations of
                companies in the Russell Midcap(R)
                Growth Index. Using fundamental
                research and quantitative analysis,
                the subadviser looks for
                fast-growing companies that are in
                new or rapidly evolving industries.
    -----------------------------------------------------------------------
     MID CAP    AST Neuberger Berman Mid-Cap Value      Neuberger Berman
      VALUE     Portfolio: seeks capital growth.         Management Inc.
                Under normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in the common stocks
                of medium capitalization companies.
                For purposes of the Portfolio,
                companies with market
                capitalizations that fall within the
                range of the Russell Midcap(R) Index
                at the time of investment are
                considered medium capitalization
                companies. Some of the Portfolio's
                assets may be invested in the
                securities of large-cap companies as
                well as in small-cap companies.
                Under the Portfolio's value-oriented
                investment approach, the subadviser
                looks for well-managed companies
                whose stock prices are undervalued
                and that may rise in price before
                other investors realize their worth.
    -----------------------------------------------------------------------

     ----------------------------------------------------------------------
      STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
     ----------------------------------------------------------------------
       SMALL     AST Neuberger Berman Small-Cap         Neuberger Berman
        CAP      Growth Portfolio: seeks maximum         Management Inc.
      GROWTH     growth of investors' capital from a
                 portfolio of growth stocks of
                 smaller companies. The Portfolio
                 pursues its objective, under normal
                 circumstances, by primarily
                 investing at least 80% of its total
                 assets in the equity securities of
                 small-sized companies included in
                 the Russell 2000 Growth(R) Index.
     ----------------------------------------------------------------------
       ASSET     AST Niemann Capital Growth Asset        Neimann Capital
      ALLOCA-    Allocation Portfolio: seeks the         Management Inc.
       TION/     highest potential total return
      GROWTH     consistent with its specified level
                 of risk tolerance. Under normal
                 circumstances, at least 90% of the
                 Portfolio's assets will be invested
                 in other portfolios of Advanced
                 Series Trust (the underlying
                 portfolios) while no more than 10%
                 of the Portfolio's assets may be
                 invested in exchange traded funds
                 (ETFs). Under normal market
                 conditions, the Portfolio will
                 devote from 60% to 80% of its net
                 assets to underlying portfolios and
                 ETFs investing primarily in equity
                 securities, and from 20% to 40% of
                 its net assets to underlying
                 portfolios and ETFs investing
                 primarily in debt securities and
                 money market instruments.
     ----------------------------------------------------------------------
       FIXED     AST PIMCO Limited Maturity Bond        Pacific Investment
      INCOME     Portfolio: seeks to maximize total        Management
                 return consistent with preservation       Company LLC
                 of capital and prudent investment           (PIMCO)
                 management. The Portfolio will
                 invest in a portfolio of
                 fixed-income investment instruments
                 of varying maturities. The average
                 portfolio duration of the Portfolio
                 generally will vary within a one- to
                 three- year time frame based on the
                 subadviser's forecast for interest
                 rates.
     ----------------------------------------------------------------------
       ASSET     AST Preservation Asset Allocation       AST Investment
      ALLOCA-    Portfolio: seeks the highest           Services, Inc. &
       TION/     potential total return consistent         Prudential
      BALANCED   with its specified level of risk       Investments LLC/
                 tolerance. The Portfolio will invest      Prudential
                 its assets in several other Advanced    Investments LLC
                 Series Trust Portfolios. Under
                 normal market conditions, the
                 Portfolio will devote approximately
                 35% of its net assets to underlying
                 portfolios investing primarily in
                 equity securities (with a range of
                 27.5% to 42.5%), and 65% of its net
                 assets to underlying portfolios
                 investing primarily in debt
                 securities and money market
                 instruments (with a range of 57.5%
                 to 72.5%.
     ----------------------------------------------------------------------
       LARGE     AST QMA US Equity Portfolio              Quantitative
        CAP      (formerly known as AST                    Management
       BLEND     AllianceBernstein Managed Index 500     Associates LLC
                 Portfolio): seeks to produce returns
                 that exceed those of the benchmark.
                 The portfolio utilizes a long/short
                 investment strategy and will
                 normally invest at least 80% of its
                 net assets plus borrowings in equity
                 and equity related securities of
                 issuers traded on a securities
                 exchange or market in the US. The
                 benchmark index is the Russell
                 1000(R) which is comprised of stocks
                 representing more than 90% of the
                 market cap of the US market and
                 includes the largest 1000 securities
                 in the Russell 3000(R) index.
     ----------------------------------------------------------------------
       SMALL     AST Small-Cap Growth Portfolio:           Eagle Asset
        CAP      seeks long-term capital growth. The       Management;
      GROWTH     Portfolio pursues its objective by     Neuberger Berman
                 investing, under normal                 Management Inc.
                 circumstances, at least 80% of the
                 value of its assets in
                 small-capitalization companies.
                 Small-capitalization companies are
                 those companies with a market
                 capitalization, at the time of
                 purchase, no larger than the largest
                 capitalized company included in the
                 Russell 2000(R) Index at the time of
                 the Portfolio's investment.
     ----------------------------------------------------------------------
       SMALL     AST Small-Cap Value Portfolio: seeks      ClearBridge
        CAP      to provide long-term capital growth     Advisors, LLC;
       VALUE     by investing primarily in                Dreman Value
                 small-capitalization stocks that        Management LLC;
                 appear to be undervalued. The             J.P. Morgan
                 Portfolio invests, under normal           Investment
                 circumstances, at least 80% of the     Management, Inc.;
                 value of its net assets in small          Lee Munder
                 capitalization stocks. Small           Investments, Ltd
                 capitalization stocks are the stocks
                 of companies with market
                 capitalization that are within the
                 market capitalization range of the
                 Russell 2000(R) Value Index.
     ----------------------------------------------------------------------

 2: WHAT INVESTMENT OPTIONS CAN I CHOOSE? continued


    ------------------------------------------------------------------------
      STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
    ------------------------------------------------------------------------
      ASSET      AST T. Rowe Price Asset Allocation       T. Rowe Price
     ALLOCA-     Portfolio: seeks a high level of        Associates, Inc.
      TION/      total return by investing primarily
     BALANCED    in a diversified portfolio of fixed
                 income and equity securities. The
                 Portfolio normally invests
                 approximately 60% of its total
                 assets in equity securities and 40%
                 in fixed income securities. This mix
                 may vary depending on the
                 subadviser's outlook for the
                 markets. The subadviser concentrates
                 common stock investments in larger,
                 more established companies, but the
                 Portfolio may include small and
                 medium-sized companies with good
                 growth prospects. The fixed income
                 portion of the Portfolio will be
                 allocated among investment grade
                 securities, high yield or "junk"
                 bonds, emerging market securities,
                 foreign high quality debt securities
                 and cash reserves.
    ------------------------------------------------------------------------
      FIXED      AST T. Rowe Price Global Bond            T. Rowe Price
      INCOME     Portfolio: seeks to provide high       International, Inc.
                 current income and capital growth by
                 investing in high-quality foreign
                 and U.S. dollar-denominated bonds.
                 The Portfolio will invest at least
                 80% of its total assets in fixed
                 income securities. The Portfolio
                 invests in all types of bonds,
                 including those issued or guaranteed
                 by U.S. or foreign governments or
                 their agencies and by foreign
                 authorities, provinces and
                 municipalities as well as investment
                 grade corporate bonds, mortgage and
                 asset-backed securities, and
                 high-yield bonds of U.S. and foreign
                 issuers. The Portfolio generally
                 invests in countries where the
                 combination of fixed-income returns
                 and currency exchange rates appears
                 attractive, or, if the currency
                 trend is unfavorable, where the
                 subadviser believes that the
                 currency risk can be minimized
                 through hedging. The Portfolio may
                 also invest up to 20% of its assets
                 in the aggregate in below
                 investment-grade, high-risk bonds
                 ("junk bonds"). In addition, the
                 Portfolio may invest up to 30% of
                 its assets in mortgage- related
                 (including mortgage dollar rolls and
                 derivatives, such as collateralized
                 mortgage obligations and stripped
                 mortgage securities) and
                 asset-backed securities.
    ------------------------------------------------------------------------
      LARGE      AST T. Rowe Price Large-Cap Growth       T. Rowe Price
       CAP       Portfolio: seeks long-term growth of    Associates, Inc.
      GROWTH     capital by investing predominantly
                 in the equity securities of a
                 limited number of large, carefully
                 selected, high-quality U.S.
                 companies that are judged likely to
                 achieve superior earnings growth.
                 The Portfolio takes a growth
                 approach to investment selection and
                 normally invests at least 80% of its
                 net assets in the common stocks of
                 large companies. Large companies are
                 defined as those whose market cap is
                 larger than the median market cap of
                 companies in the Russell 1000 Growth
                 Index as of the time of purchase.
    ------------------------------------------------------------------------
     SPECIALTY   AST T. Rowe Price Natural Resources      T. Rowe Price
                 Portfolio: seeks long-term capital      Associates, Inc.
                 growth primarily through the common
                 stocks of companies that own or
                 develop natural resources (such as
                 energy products, precious metals and
                 forest products) and other basic
                 commodities. The Portfolio invests,
                 under normal circumstances, at least
                 80% of the value of its assets in
                 natural resource companies. The
                 Portfolio may also invest in
                 non-resource companies with the
                 potential for growth. The Portfolio
                 looks for companies that have the
                 ability to expand production, to
                 maintain superior exploration
                 programs and production facilities,
                 and the potential to accumulate new
                 resources. Although at least 50% of
                 Portfolio assets will be invested in
                 U.S. securities, up to 50% of total
                 assets also may be invested in
                 foreign securities.
    ------------------------------------------------------------------------
      ASSET      AST UBS Dynamic Alpha Portfolio:        UBS Global Asset
     ALLOCA-     seeks to maximize total return,            Management
      TION/      consisting of capital appreciation      (Americas) Inc.
     BALANCED    and current income. The Portfolio
                 invests in securities and financial
                 instruments to gain exposure to
                 global equity, global fixed income
                 and cash equivalent markets,
                 including global currencies. The
                 Portfolio may invest in equity and
                 fixed income securities of issuers
                 located within and outside the
                 United States or in open-end
                 investment companies advised by UBS
                 Global Asset Management (Americas)
                 Inc., the Portfolio's subadviser, to
                 gain exposure to certain global
                 equity and global fixed income
                 markets.
    ------------------------------------------------------------------------
      FIXED      AST Western Asset Core Plus Bond         Western Asset
      INCOME     Portfolio: seeks to maximize total         Management
                 return, consistent with prudent             Company
                 investment management and liquidity
                 needs, by investing to obtain its
                 average specified duration. The
                 Portfolio's current target average
                 duration is generally 2.5 to 7
                 years. The Portfolio pursues this
                 objective by investing in all major
                 fixed income sectors with a bias
                 towards non-Treasuries.
    ------------------------------------------------------------------------

    -----------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                 ADVISOR/
                                                          SUB-ADVISOR
    -----------------------------------------------------------------------
                     THE PRUDENTIAL SERIES FUND
    -----------------------------------------------------------------------
      LARGE     Equity Portfolio: seeks long-term         ClearBridge
       CAP      growth of capital. The Portfolio         Advisors, LLC;
      BLEND     invests at least 80% of its            Jennison Associates
                investable assets in common stocks            LLC
                of major established corporations as
                well as smaller companies that the
                subadvisers believe offer attractive
                prospects of appreciation.
    -----------------------------------------------------------------------
     INTER-     Global Portfolio: seeks long-term          LSV Asset
     NATIONAL   growth of capital. The Portfolio          Management;
     EQUITY     invests primarily in common stocks      Marsico Capital
                (and their equivalents) of foreign      Management, LLC;
                and U.S. companies. Each subadviser      T. Rowe Price
                for the Portfolio generally will use   Associates, Inc.;
                either a "growth" approach or a         William Blair &
                "value" approach in selecting either      Company, LLC
                foreign or U.S. common stocks.
    -----------------------------------------------------------------------
      LARGE     Jennison Portfolio: seeks long-term    Jennison Associates
       CAP      growth of capital. The Portfolio              LLC
     GROWTH     invests primarily in equity
                securities of major, established
                corporations that the subadviser
                believes offer above-average growth
                prospects. The Portfolio may invest
                up to 30% of its total assets in
                foreign securities. Stocks are
                selected on a company-by-company
                basis using fundamental analysis.
                Normally 65% of the Portfolio's
                total assets are invested in equity
                and equity- related securities of
                companies with capitalization in
                excess of $1 billion.
    -----------------------------------------------------------------------
      FIXED     Money Market Portfolio: seeks              Prudential
     INCOME     maximum current income consistent          Investment
                with the stability of capital and       Management, Inc.
                the maintenance of liquidity. The
                Portfolio invests in high-quality
                short-term money market instruments
                issued by the U.S. Government or its
                agencies, as well as by corporations
                and banks, both domestic and
                foreign. The Portfolio will invest
                only in instruments that mature in
                thirteen months or less, and which
                are denominated in U.S. dollars.
    -----------------------------------------------------------------------
      ASSET     SP Aggressive Growth Asset                 Prudential
     ALLOCA-    Allocation Portfolio: seeks to          Investments LLC
      TION/     obtain the highest potential total
     BALANCED   return consistent with the specified
                level of risk tolerance. The
                Portfolio may invest in any other
                Portfolio of the Fund (other than
                another SP Asset Allocation
                Portfolio), the AST Marsico Capital
                Growth Portfolio of Advanced Series
                Trust (AST), and the AST
                International Value Portfolio of AST
                (the Underlying Portfolios). Under
                normal circumstances, the Portfolio
                generally will focus on equity
                Underlying Portfolios but will also
                invest in fixed-income Underlying
                Portfolios.
    -----------------------------------------------------------------------
      ASSET     SP Balanced Asset Allocation               Prudential
     ALLOCA-    Portfolio: seeks to obtain the          Investments LLC
      TION/     highest potential total return
     BALANCED   consistent with the specified level
                of risk tolerance. The Portfolio may
                invest in any other Portfolio of the
                Fund (other than another SP Asset
                Allocation Portfolio), the AST
                Marsico Capital Growth Portfolio of
                Advanced Series Trust (AST), and the
                AST International Value Portfolio of
                AST (the Underlying Portfolios). The
                Portfolio will invest in equity and
                fixed-income Underlying Portfolios.
    -----------------------------------------------------------------------
      ASSET     SP Conservative Asset Allocation           Prudential
     ALLOCA-    Portfolio: seeks to obtain the          Investments LLC
      TION/     highest potential total return
     BALANCED   consistent with the specified level
                of risk tolerance. The Portfolio may
                invest in any other Portfolio of the
                Fund (other than another SP Asset
                Allocation Portfolio), the AST
                Marsico Capital Growth Portfolio of
                Advanced Series Trust (AST), and the
                AST International Value Portfolio of
                AST (the Underlying Portfolios).
                Under normal circumstances, the
                Portfolio generally will focus on
                fixed-income Underlying Portfolios
                but will also invest in equity
                Underlying Portfolios.
    -----------------------------------------------------------------------

 2: WHAT INVESTMENT OPTIONS CAN I CHOOSE? continued


     ----------------------------------------------------------------------
      STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
     ----------------------------------------------------------------------
       LARGE     SP Davis Value Portfolio: seeks         Davis Selected
        CAP      growth of capital. The Portfolio        Advisers, L.P.
       VALUE     invests primarily in common stocks
                 of U.S. companies with market
                 capitalizations within the market
                 capitalization range of the Russell
                 1000 Value Index. It may also invest
                 in stocks of foreign companies and
                 U.S. companies with smaller
                 capitalizations. The subadviser
                 attempts to select common stocks of
                 businesses that possess
                 characteristics that the subadviser
                 believe foster the creation of
                 long-term value, such as proven
                 management, a durable franchise and
                 business model, and sustainable
                 competitive advantages. The
                 subadviser aims to invest in such
                 businesses when they are trading at
                 a discount to their intrinsic worth.
                 There is a risk that "value" stocks
                 can perform differently from the
                 market as a whole and other types of
                 stocks and can continue to be
                 undervalued by the markets for long
                 periods of time.
     ----------------------------------------------------------------------
       ASSET     SP Growth Asset Allocation                Prudential
      ALLOCA-    Portfolio: seeks to obtain the          Investments LLC
       TION/     highest potential total return
      BALANCED   consistent with the specified level
                 of risk tolerance. The Portfolio may
                 invest in any other Portfolio of the
                 Fund (other than another SP Asset
                 Allocation Portfolio), the AST
                 Marsico Capital Growth Portfolio of
                 Advanced Series Trust (AST), and the
                 AST International Value Portfolio of
                 AST (the Underlying Portfolios).
                 Under normal circumstances, the
                 Portfolio generally will focus on
                 equity Underlying Portfolios but
                 will also invest in fixed- income
                 Underlying Portfolios.
     ----------------------------------------------------------------------
      INTER-     SP International Growth Portfolio:      Marsico Capital
      NATIONAL   seeks long-term capital                Management, LLC;
      EQUITY     appreciation. The Portfolio invests     William Blair &
                 primarily in equity-related              Company, LLC.
                 securities of foreign issuers. The
                 Portfolio invests primarily in the
                 common stock of large and
                 medium-sized foreign companies,
                 although it may also invest in
                 companies of all sizes. Under normal
                 circumstances, the Portfolio invests
                 at least 65% of its total assets in
                 common stock of foreign companies
                 operating or based in at least five
                 different countries, which may
                 include countries with emerging
                 markets. The Portfolio looks
                 primarily for stocks of companies
                 whose earnings are growing at a
                 faster rate than other companies or
                 which offer attractive growth
                 potential.
     ----------------------------------------------------------------------
      INTER-     SP International Value Portfolio:          LSV Asset
      NATIONAL   seeks long-term capital                   Management;
      EQUITY     appreciation. The Portfolio normally       Thornburg
                 invests at least 80% of the               Investment
                 Portfolio's assets in equity           Management, Inc.
                 securities. The Portfolio will
                 invest at least 65% of its net
                 assets in the equity securities of
                 companies in at least three
                 different countries, without limit
                 as to the amount of assets that may
                 be invested in a single country.
     ----------------------------------------------------------------------
      MID CAP    SP Mid Cap Growth Portfolio: seeks     Neuberger Berman
      GROWTH     long-term growth of capital. The        Management Inc.
                 Portfolio normally invests at least
                 80% of investable assets in common
                 stocks and related securities, such
                 as preferred stocks, convertible
                 securities and depositary receipts
                 of companies with medium market
                 capitalizations, which the
                 subadviser believes have
                 above-average growth potential. The
                 Portfolio generally defines medium
                 market capitalization companies as
                 those companies with market
                 capitalizations within the market
                 capitalization range of the Russell
                 Mid Cap Growth(R) Index. The
                 Portfolio's investments may include
                 securities listed on a securities
                 exchange or traded in the
                 over-the-counter markets. The
                 subadviser uses a bottom-up and
                 top-down analysis in managing the
                 Portfolio. This means that
                 securities are selected based upon
                 fundamental analysis, as well as a
                 top-down approach to diversification
                 by industry and company, and by
                 paying attention to macro-level
                 investment themes. The Portfolio may
                 invest in foreign securities
                 (including emerging markets
                 securities).
     ----------------------------------------------------------------------
       FIXED     SP PIMCO High Yield Portfolio: seeks   Pacific Investment
      INCOME     to maximize total return consistent       Management
                 with preservation of capital and          Company LLC
                 prudent investment management. The          (PIMCO)
                 Portfolio normally invests at least
                 80% of its investable assets in a
                 diversified portfolio of
                 high-yield/high-risk debt securities
                 rated below high grade but rated at
                 least CCC by Moody's Investor
                 Services, Inc. or equivalently rated
                 by Standard & Poor's Rating Group or
                 fitch, or, if unrated, determined by
                 the subadviser to be of comparable
                 quality.
     ----------------------------------------------------------------------

    -----------------------------------------------------------------------
     STYLE/       INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
      TYPE                                                 ADVISOR/
                                                          SUB-ADVISOR
    -----------------------------------------------------------------------
     FIXED     SP PIMCO Total Return Portfolio:        Pacific Investment
     INCOME    seeks to maximize total return              Management
               consistent with preservation of            Company LLC
               capital and prudent investment               (PIMCO)
               management. The Portfolio will
               invest in a diversified portfolio of
               fixed-income investment instruments
               of varying maturities.
    -----------------------------------------------------------------------
     MID CAP   SP Prudential U.S. Emerging Growth      Jennison Associates
     GROWTH    Portfolio: seeks long-term capital             LLC
               appreciation. The Portfolio normally
               invests at least 80% of investable
               assets in equity securities of small
               and medium sized U.S. companies that
               the subadviser believes have the
               potential for above-average earnings
               growth. The subadviser seeks to
               invest in companies that it believes
               are poised to benefit from an
               acceleration of growth or an
               inflection point in a company's
               growth rate that is not currently
               reflected in the stock price. The
               team uses a research-intensive
               approach based on internally
               generated fundamental research.
    -----------------------------------------------------------------------
     SMALL     SP Small-Cap Value Portfolio: seeks        ClearBridge
      CAP      long-term capital appreciation. The       Advisors, LLC;
     VALUE     Portfolio normally invests at least       Goldman Sachs
               80% its net assets plus borrowings      Asset Management,
               for investment purposes in the                 L.P.
               equity securities of small
               capitalization companies. The
               Portfolio generally defines small
               capitalization companies as those
               companies with market capitalization
               within the market capitalization
               range of the Russell 2000 Value
               Index. The Portfolio focuses on
               equity securities that are believed
               to be undervalued in the marketplace.
    -----------------------------------------------------------------------
     LARGE     SP Strategic Partners Focused Growth    AllianceBernstein
      CAP      Portfolio: seeks long-term growth of      L.P.; Jennison
     GROWTH    capital. The Portfolio normally           Associates LLC
               invests at least 65% of total assets
               in equity-related securities of U.S.
               companies that the subadvisers
               believe to have strong capital
               appreciation potential. The
               Portfolio's strategy is to combine
               the efforts of two subadvisers and
               to invest in the favorite stock
               selection ideas of three portfolio
               managers (two of whom invest as a
               team). Each subadviser to the
               Portfolio utilizes a growth style:
               Jennison selects approximately 20
               securities and AllianceBernstein
               selects approximately 30 securities.
               The portfolio managers build a
               portfolio with stocks in which they
               have the highest confidence and may
               invest more than 5% of the
               Portfolio's assets in any one
               issuer. The Portfolio is
               nondiversified, meaning it can
               invest a relatively high percentage
               of its assets in a small number of
               issuers. Investing in a
               nondiversified portfolio,
               particularly a portfolio investing
               in approximately 50 equity-related
               securities, involves greater risk
               than investing in a diversified
               portfolio because a loss resulting
               from the decline in the value of one
               security may represent a greater
               portion of the total assets of a
               nondiversified portfolio.
    -----------------------------------------------------------------------
     LARGE     Stock Index Portfolio: seeks               Quantitative
      CAP      investment results that generally           Management
     BLEND     correspond to the performance of          Associates LLC
               publicly-traded common stocks. With
               the price and yield performance of
               the Standard & Poor's 500 Composite
               Stock Price Index (S&P 500) as the
               benchmark, the Portfolio normally
               invests at least 80% of investable
               assets in S&P 500 stocks. The S&P
               500 represents more than 70% of the
               total market value of all
               publicly-traded common stocks and is
               widely viewed as representative of
               publicly-traded common stocks as a
               whole. The Portfolio is not
               "managed" in the traditional sense
               of using market and economic
               analyses to select stocks. Rather,
               the portfolio manager purchases
               stocks in proportion to their
               weighting in the S&P 500.
    -----------------------------------------------------------------------
     LARGE     Value Portfolio: seeks capital          Jennison Associates
      CAP      appreciation. The Portfolio invests            LLC
     VALUE     primarily in common stocks that the
               subadviser believes are undervalued
               - those stocks that are trading
               below their underlying asset value,
               cash generating ability and overall
               earnings and earnings growth. There
               is a risk that "value" stocks can
               perform differently from the market
               as a whole and other types of stocks
               and can continue to be undervalued
               by the markets for long periods of
               time. Normally at least 65% of the
               Portfolio's total assets is invested
               in the common stock and convertible
               securities of companies that the
               subadviser believes will provide
               investment returns above those of
               the Russell 1000(R) Value Index and,
               over the long term, the S&P 500
               Index. Most of the investments will
               be securities of large
               capitalization companies. The
               Portfolio may invest up to 25% of
               its total assets in real estate
               investment trusts (REITs) and up to
               30% of its total assets in foreign
               securities.
    -----------------------------------------------------------------------

 2: WHAT INVESTMENT OPTIONS CAN I CHOOSE? continued


     ---------------------------------------------------------------------
      STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                ADVISOR/
                                                          SUB-ADVISOR
     ---------------------------------------------------------------------
                 NATIONWIDE VARIABLE INSURANCE TRUST
     ---------------------------------------------------------------------
      INTER-     Gartmore NVIT Developing Markets        NWD Management
      NATIONAL   Fund: seeks long-term capital          & Research Trust/
      EQUITY     appreciation, under normal             Gartmore Global
                 conditions by investing at least 80%       Partners
                 of the value of its net assets in
                 equity securities of companies of
                 any size based in the world's
                 developing market countries. Under
                 normal market conditions,
                 investments are maintained in at
                 least six countries at all times
                 with no more than 35% of the value
                 of its net assets invested in
                 securities of any one country.
     ---------------------------------------------------------------------
                          JANUS ASPEN SERIES
     ---------------------------------------------------------------------
       LARGE     Janus Aspen Series: Large Cap Growth    Janus Capital
        CAP      Portfolio - Service Shares: seeks       Management LLC
      GROWTH     long-term growth of capital in a
                 manner consistent with the
                 preservation of capital. The
                 Portfolio invests under normal
                 circumstances, at least 80% of its
                 net assets in common stocks of
                 large-sized companies. Large-sized
                 companies are those whose market
                 capitalizations fall within the
                 range of companies in the Russell
                 1000(R) Index at the time of
                 purchase. The portfolio managers
                 apply a "bottom up" approach in
                 choosing investments. In other
                 words, the portfolio managers look
                 at companies one at a time to
                 determine if a company is an
                 attractive investment opportunity
                 and if it is consistent with the
                 Portfolio's investment policies. If
                 the portfolio managers are unable to
                 find such investments, the
                 Portfolio's uninvested assets may be
                 held in cash or similar investments,
                 subject to the Portfolio's specific
                 investment policies.

                 Within the parameters of its
                 specific investment policies, the
                 Portfolio may invest in foreign
                 equity and debt securities, which
                 may include investments in emerging
                 markets.

                 The Portfolio may also lend
                 portfolio securities on a short-term
                 or long-term basis, up to one-third
                 of its total assets.
     ---------------------------------------------------------------------
                   EVERGREEN VARIABLE ANNUITY TRUST
     ---------------------------------------------------------------------
       ASSET     Evergreen VA Balanced: seeks capital      Evergreen
      ALLOCA-    growth and current income. The            Investment
       TION/     Portfolio invests in a portfolio of       Management
      BALANCED   equity and debt securities chosen        Company, LLC
                 for the potential for current income
                 and capital growth. The proportion
                 of the Fund's assets invested in
                 fixed income and equity securities
                 will change based on the portfolio
                 manager's assessment of economic
                 conditions and investment
                 opportunities. The Portfolio
                 normally invests at least 25% of its
                 assets in fixed income securities.
                 The equity portion of the Portfolio
                 may include principally common and
                 preferred stocks of U.S. companies
                 across a broad range of market
                 capitalizations, but will generally
                 maintain a dollar-weighted average
                 market capitalization within the
                 market capitalization range tracked
                 by the Russell 1000 Index. The
                 Portfolio's manager will seek out
                 companies that she believes have
                 strong fundamental attributes and
                 growth prospects with valuations
                 that leave ample room for capital
                 appreciation. The Portfolio's fixed
                 income investments may include U.S.
                 government securities, corporate
                 bonds, convertible bonds,
                 mortgage-backed securities,
                 asset-backed securities,
                 collateralized mortgage obligations
                 (CMOs) and other income producing
                 securities. The Portfolio may invest
                 without limit in securities rated
                 below investment grade (or unrated
                 securities determined by the
                 portfolio manager to be of
                 comparable quality). The Fund may,
                 but will not necessarily, use a
                 variety of derivative instruments,
                 such as structured notes, futures
                 and options, and swaps agreements,
                 as an alternative to investments
                 directly in income-producing
                 securities or to manage risk. The
                 Portfolio may also, but will not
                 necessarily, enter into foreign
                 currency exchange contracts to hedge
                 against adverse changes in currency
                 exchange rates related to non-US
                 dollar denominated holdings. The
                 Portfolio can invest up to 25% of
                 its assets in foreign equity and
                 fixed income securities.
     ---------------------------------------------------------------------

       -----------------------------------------------------------------
         STYLE/        INVESTMENT OBJECTIVES/POLICIES       PORTFOLIO
          TYPE                                              ADVISOR/
                                                           SUB-ADVISOR
       -----------------------------------------------------------------
         LARGE      Evergreen VA Fundamental Large Cap:     Evergreen
          CAP       seeks capital growth with the          Investment
         VALUE      potential for current income. The      Management
                    Portfolio invests, under normal        Company, LLC
                    conditions, at least 80% of its
                    assets in common stocks of large
                    U.S. companies (i.e., companies
                    whose market capitalizations fall
                    within the market capitalization
                    range of the companies tracked by
                    the Russell 1000(R) Index, measured
                    at the time of purchase). The
                    Portfolio earns current income from
                    dividends paid on equity securities
                    and may seek additional income
                    primarily by investing up to 20% of
                    its assets in convertible bonds,
                    including below investment grade
                    bonds, and convertible preferred
                    stocks of any quality. The Portfolio
                    may invest up to 20% of its assets
                    in foreign securities. The
                    Portfolio's stock selection is based
                    on a diversified style of equity
                    management that allows the Portfolio
                    to invest in both value- and growth-
                    oriented equity securities. "Value"
                    securities are securities which the
                    Portfolio's manager believes are
                    currently undervalued in the
                    marketplace. "Growth" stocks are
                    stocks of companies which the
                    Portfolio's manager believes have
                    anticipated earnings ranging from
                    steady to accelerated growth. The
                    Portfolio's manager utilizes an
                    intrinsic value approach to look for
                    companies that he believes are
                    temporarily undervalued in the
                    marketplace, sell at a discount to
                    their private market values and
                    display certain characteristics such
                    as earning a high return on premium
                    to cost of capital or a sustainable
                    competitive advantage in their
                    industry.
       -----------------------------------------------------------------
         SMALL      Evergreen VA Growth: seeks long-term    Evergreen
          CAP       capital growth. The Portfolio          Investment
         GROWTH     invests at least 75% of its assets     Management
                    in common stocks of small- and         Company, LLC
                    medium-sized companies (i.e.,
                    companies whose market
                    capitalizations fall within the
                    market capitalization range of the
                    companies tracked by the Russell
                    2000(R) Growth Index, measured at
                    the time of purchase). The remaining
                    portion of the Portfolio's assets
                    may be invested in companies of any
                    size. The Portfolio's managers
                    employ a growth-style of equity
                    management and will generally seek
                    to purchase stocks of companies that
                    have demonstrated earnings growth
                    potential which they believe is not
                    yet reflected in the stock's market
                    price. The Portfolio's managers
                    consider potential earnings growth
                    above the average earnings growth of
                    companies included in the Russell
                    2000(R) Growth Index as a key factor
                    in selecting investments.
       -----------------------------------------------------------------
         INTER-     Evergreen VA International Equity:      Evergreen
        NATIONAL    seeks long-term capital growth and     Investment
         EQUITY     secondarily, modest income. The        Management
                    Portfolio will normally invest at      Company, LLC
                    least 80% of its assets in equity
                    securities issued by, in the
                    manager's opinion, established and
                    quality non-U.S. companies located
                    in countries with developed markets.
                    The Portfolio may purchase
                    securities across all market
                    capitalizations. The Portfolio
                    normally invests at least 65% of its
                    assets in securities of companies in
                    at least three countries (other than
                    the U.S.). The Portfolio may also
                    invest in emerging markets. The
                    Portfolio's managers seek both
                    growth and value opportunities For
                    growth investments, the Portfolio's
                    manager seeks, among other things,
                    good business models, good
                    management and growth in cash flows.
                    For value investments, the
                    Portfolio's manager seeks, among
                    other things, companies that are
                    undervalued in the marketplace
                    compared to their assets. The
                    Portfolio normally intends to seek
                    modest income from dividends paid by
                    its equity holdings. Other than cash
                    and cash equivalents, the Portfolio
                    intends to invest substantially all
                    of its assets in the securities of
                    non-U.S. issuers.
       -----------------------------------------------------------------
        SPECIALTY   Evergreen VA Omega: seeks long-term     Evergreen
                    capital growth. The Portfolio          Investment
                    invests primarily, and under normal    Management
                    conditions substantially all of its    Company, LLC
                    assets, in common stocks of U.S.
                    companies across any market
                    capitalizations. The Portfolio's
                    manager employs a growth style of
                    equity management that seeks to
                    emphasizes companies with cash flow
                    growth, sustainable competitive
                    advantages, returns on invested
                    capital above their cost of capital
                    and the ability to manage for
                    profitable growth that can create
                    long-term value for shareholders.
       -----------------------------------------------------------------

 2: WHAT INVESTMENT OPTIONS CAN I CHOOSE? continued


         --------------------------------------------------------------
          STYLE/      INVESTMENT OBJECTIVES/POLICIES       PORTFOLIO
          TYPE                                             ADVISOR/
                                                          SUB-ADVISOR
         --------------------------------------------------------------
          SMALL    Evergreen VA Special Values: seeks      Evergreen
          CAP      capital growth in the value of its     Investment
          VALUE    shares. The Portfolio normally         Management
                   invests at least 80% of its assets     Company, LLC
                   in common stocks of small U.S.
                   companies (i.e. companies whose
                   market capitalizations fall within
                   the market capitalization range of
                   the companies tracked by the Russell
                   2000(R) Index, measured at the time
                   of purchase). The remaining 20% of
                   the Portfolio's assets may be
                   represented by cash or invested in
                   various cash equivalents or common
                   stocks of any market capitalization.
                   The Portfolio's manager seeks to
                   limit the investment risk of small
                   company investing by seeking stocks
                   that trade below what the manager
                   considers their intrinsic value. The
                   Portfolio's manager looks
                   specifically for various growth
                   triggers, or catalysts, that will
                   bring the stock's price into line
                   with its actual or potential value,
                   such as new products, new
                   management, changes in regulation
                   and/or restructuring potential.
         --------------------------------------------------------------


 FIXED INTEREST RATE OPTIONS

 We offer two fixed interest rate options:

..   a one-year fixed interest rate option, and
..   a dollar cost averaging fixed rate option (DCA Fixed Rate Option).


 When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time, they will not be less than the minimum interest rate dictated by applicable state law. We may offer lower interest rates for Contracts With Credit than for Contracts Without Credit. The interest rates we pay on the fixed interest rate options may be influenced by the asset-based charges assessed against the Separate Account.

 Payments allocated to the fixed interest rate options become part of Pruco Life of New Jersey's general assets. Please note that if you elect Highest Daily Lifetime Five, you cannot invest in either of these fixed interest rate options.


 One-year Fixed Interest Rate Option
 We set a one-year base guaranteed annual interest rate for the one-year fixed interest rate option. Additionally, we may provide a higher interest rate on each purchase payment allocated to this option for the first year after the payment. This higher interest rate will not apply to amounts transferred from other investment options within the contract or amounts remaining in this option for more than one year.

 Dollar Cost Averaging Fixed Rate Option
 You may allocate all or part of any purchase payment to the DCA Fixed Rate Option. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options and/or to the one-year fixed interest rate option, as you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred. You may not transfer from other investment options to the DCA Fixed Rate Option. Transfers to the one-year fixed interest rate option will remain in the general account.

 If you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $2,000. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payment allocated to the DCA Fixed Rate Option transferred to the selected variable investment option, or to the one-year fixed interest rate option in either six or twelve monthly installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options. (In the future, we may make available other numbers of transfers and other transfer schedules - for example, quarterly as well as monthly.)


 If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the investment options into which the DCA Fixed Rate Option assets are transferred. You may make a one time transfer of the remaining value out of your DCA Fixed Rate Option, if you so choose. Transfers from the DCA Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.

 If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

 By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

 MARKET VALUE ADJUSTMENT OPTION
 Under the Market Value Adjustment Option, we may offer one or more of several guarantee periods provided that the interest rate we are able to declare will be no less than the minimum interest rate dictated by applicable state law with respect to any guarantee period. This option is only available in the Contract Without Credit. The Market Value Adjustment Option is registered separately from the variable investment options, and the amount of market value adjustment option securities registered is stated in that registration statement.

 IF AMOUNTS ARE WITHDRAWN FROM A GUARANTEE PERIOD, OTHER THAN DURING THE 30-DAY PERIOD IMMEDIATELY FOLLOWING THE END OF THE GUARANTEE PERIOD, THEY WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT EVEN IF THEY ARE NOT SUBJECT TO A WITHDRAWAL CHARGE.

 You will earn interest on your invested purchase payment at the rate that we have declared for the guarantee period you have chosen. You must invest at least $1,000 if you choose this option.


 We refer to interest rates as annual rates, although we credit interest within each guarantee period on a daily basis. The daily interest that we credit is equal to the pro rated portion of the interest that would be earned on an annual basis. We credit interest from the business day on which your purchase payment is received in good order at the Prudential Annuity Service Center until the earliest to occur of any of the following events: (a) full surrender of the contract, (b) commencement of annuity payments or settlement, (c) end of the guarantee period, (d) transfer of the value in the guarantee period,
 (e) payment of a death benefit, or (f) the date the amount is withdrawn.


 During the 30-day period immediately following the end of a guarantee period, we allow you to do any of the following, without the imposition of the market value adjustment:

 (a)withdraw or transfer the value of the guarantee period,
 (b)allocate the value to another available guarantee period or other investment option (provided that the new guarantee period ends prior to the annuity date). You will receive the interest rate applicable on the date we receive your instruction, or
 (c)apply the value in the guarantee period to the annuity or settlement option of your choice.

 If we do not receive instructions from you concerning the disposition of the Contract Value in your maturing guarantee period, we will reinvest the amount in the Prudential Money Market Portfolio investment option.

 During the 30-day period immediately following the end of the guarantee period, or until you elect to do (a), (b) or (c) listed immediately above, you will receive the current interest rate applicable to the guarantee period having the same duration as the guarantee period that just matured, which is offered on the day immediately following the end of the matured guarantee period. However, if at that time we do not offer a guarantee period with the same duration as that which matured, you will then receive the current interest rate applicable to the shortest guarantee period then offered.

 Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed by us and the interest amount that your money will earn is guaranteed by us to be at least the minimum interest rate dictated by applicable state law.

 Payments allocated to the market value adjustment option are held as a separate pool of assets. Any gains or losses experienced by these assets will not directly affect the contracts. The strength of our guarantees under these options is based on the overall financial strength of Pruco Life of New Jersey.

 2: WHAT INVESTMENT OPTIONS CAN I CHOOSE? continued


 Market Value Adjustment
 When you allocate a purchase payment or transfer Contract Value to a guarantee period, we use that money to buy and sell securities and other instruments to support our obligation to pay interest. Generally, we buy bonds for this purpose. The duration of the bonds and other instruments that we buy with respect to a particular guarantee period is influenced significantly by the length of the guarantee period. For example, we typically would acquire longer-duration bonds with respect to the 10 year guarantee period than we do for the 3 year guarantee period. The value of these bonds is affected by changes in interest rates, among other factors. The market value adjustment that we assess against your Contract Value if you withdraw or transfer outside the 30-day period discussed above involves our attributing to you a portion of our investment experience on these bonds and other instruments.

 For example, if you make a full withdrawal when interest rates have risen since the time of your investment, the bonds and other investments in the guarantee period likely would have decreased in value, meaning that we would impose a "negative" market value adjustment on you (i.e., one that results in a reduction of the withdrawal proceeds that you receive). For a partial withdrawal, we would deduct a negative market value adjustment from your remaining Contract Value. Conversely, if interest rates have decreased, the market value adjustment would be positive.

 Other things you should know about the market value adjustment include the following:
..   We determine the market value adjustment according to a mathematical formula, which is set forth at the end of this prospectus under the heading "Market-Value Adjustment Formula." In that section of the prospectus, we also provide hypothetical examples of how the formula works.
..   A negative market value adjustment could cause you to lose not only the interest you have earned but also a portion of your principal.
..   In addition to imposing a market value adjustment on withdrawals, we also will impose a market value adjustment on the Contract Value you apply to an annuity or settlement option, unless you annuitize within the 30-day period discussed above.

 YOU SHOULD REALIZE, HOWEVER, THAT APART FROM THE MARKET VALUE ADJUSTMENT, THE VALUE OF THE BENEFIT IN YOUR GUARANTEE PERIOD DOES NOT DEPEND ON THE INVESTMENT PERFORMANCE OF THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD WITH RESPECT TO YOUR GUARANTEE PERIOD. APART FROM THE EFFECT OF ANY MARKET VALUE ADJUSTMENT, WE DO NOT PASS THROUGH TO YOU THE GAINS OR LOSSES ON THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD IN CONNECTION WITH A GUARANTEE PERIOD.

 TRANSFERS AMONG OPTIONS
 Subject to certain restrictions, you can transfer money among the variable investment options and the one-year fixed interest rate option. The minimum transfer amount is the lesser of $250 or the amount in the investment option from which the transfer is to be made. In addition, you can transfer your Contract Value out of a market value adjustment guarantee period into another market value adjustment guarantee period, into a variable investment option, or into a one-year fixed interest rate option, although a market value adjustment will apply to any transfer you make outside the 30-day period discussed above. You may transfer Contract Value into the Market Value Adjustment Option at any time, provided it is at least $1,000.

 In general, you may make your transfer request by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following unauthorized telephone or electronic instructions that we reasonably believed to be genuine. Your transfer request will take effect at the end of the business day on which it was received in good order by us, or by certain entities that we have specifically designated. Our business day generally closes at 4:00 p.m. Eastern time. Our business day may close earlier, for example if regular trading on the New York Stock Exchange closes early. Transfer requests received after the close of the business day will take effect at the end of the next business day.

 With regard to the Market Value Adjustment Option, you can specify the guarantee period from which you wish to transfer. If you request a transfer from the market value adjustment option, but you do not specify the guarantee period from which funds are to be taken, then we will transfer funds from the guarantee period that has the least time remaining until its maturity date.

 YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST RATE OPTION, OTHER THAN THE DCA FIXED RATE OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA FIXED RATE OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT.


 During the contract accumulation phase, you can make up to 12 transfers each contract year, among the investment options, without charge. (As noted in the fee table, we have different transfer charges under the Beneficiary Continuation Option).

 Currently we charge $25 for each transfer after the twelfth in a contract year, and we have the right to increase this charge up to $30. (Dollar Cost Averaging and Auto-Rebalancing transfers do not count toward the 12 free transfers per year.)

 For purposes of the 12 free transfers per year that we allow, we will treat multiple transfers that are submitted on the same business day as a single transfer.

 ADDITIONAL TRANSFER RESTRICTIONS

 We limit your ability to transfer among your contract's variable investment options as permitted by applicable law. We impose a yearly restriction on transfers. Specifically, once you have made 20 transfers among the subaccounts during a contract year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this transfer restriction, we (i) do not view a facsimile transmission as a "writing",
 (ii) will treat multiple transfer requests submitted on the same business day as a single transfer, and (iii) do not count any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.


 Frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a portfolio manager to manage an underlying mutual fund's investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. For those reasons, the contract was not designed for persons who make programmed, large, or frequent transfers.

 In light of the risks posed to contract owners and other fund investors by frequent transfers, we reserve the right to limit the number of transfers in any contract year for all existing or new contract owners, and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any contract year or to refuse any transfer request for an owner or certain owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on accumulation unit values or the share prices of the underlying mutual funds; or (b) we are informed by a fund (e.g., by the fund's portfolio manager) that the purchase or redemption of fund shares must be restricted because the fund believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected fund. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular underlying mutual fund. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

..   With respect to each variable investment option (other than the Prudential
    Money Market Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the option. If you transfer such amount into a particular variable investment option, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another variable investment option, then upon the Transfer Out, the former variable investment option becomes restricted (the "Restricted Option"). Specifically, we will not permit subsequent transfers into the Restricted Option for 90 calendar days after the Transfer Out if the Restricted Option invests in a non-international fund, or 180 calendar days after the Transfer Out if the Restricted Option invests in an international fund. For purposes of this rule, we do not (i) count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals and (ii) categorize as a transfer the first transfer that you make after the contract date, if you make that transfer within 30 calendar days after the contract date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your contract at any time.

..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving a variable investment option on the business day subsequent to the business day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to contract owners that explains the practice in detail. In addition, if we do implement a delayed exchange policy, we will apply the policy on a uniform basis to all contracts in the relevant class.
..   The portfolios may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the portfolio. In addition, you should be aware that some portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus the contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

 2: WHAT INVESTMENT OPTIONS CAN I CHOOSE? continued

..   A portfolio also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that portfolio that occurs within a certain number of days following the date of allocation to the variable investment option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value, to the extent permitted by law. At present, no Portfolio has adopted a short-term trading fee.
..   If we deny one or more transfer requests under the foregoing rules, we will inform you promptly of the circumstances concerning the denial.
..   We will not implement these rules in jurisdictions that have not approved contract language authorizing us to do so, or may implement different rules in certain jurisdictions if required by such jurisdictions. Contract owners in jurisdictions with such limited transfer restrictions, and contract owners who own variable life insurance or variable annuity contracts (regardless of jurisdiction) that do not impose the above-referenced transfer restrictions, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Because contract owners who are not subject to the same transfer restrictions may have the same underlying mutual fund portfolios available to them, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly, and will not waive a transfer restriction for any contract owner.

 Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

 DOLLAR COST AVERAGING
 The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option into any other variable investment option or the one-year fixed interest rate option. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in declining markets.

 Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. You can allocate subsequent purchase payments to be transferred under this option at any time.

 Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

 Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is available only during the contract accumulation phase and is offered without charge.

 ASSET ALLOCATION PROGRAM
 We recognize the value of having asset allocation models when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. Your asset allocation will be prepared based on your answers to the questionnaire. You will not be charged for this service, and you are not obligated to participate or to invest according to program recommendations.

 Asset allocation is a sophisticated method of diversification which allocates assets among classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program recommendations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time. You should consult your representative before electing any asset allocation program.

 AUTO-REBALANCING
 Once your money has been allocated among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation percentage or to a subsequent allocation percentage you select. We will rebalance only the variable investment options that you have designated. The DCA account cannot participate in this feature.


 You may choose to have your rebalancing occur monthly, quarterly, semiannually, or annually. The rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

 Any transfers you make because of auto-rebalancing are not counted toward the 12 free transfers you are allowed per year. This feature is available only during the contract accumulation phase, and is offered without charge. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.

 SCHEDULED TRANSACTIONS
 Scheduled transactions include transfers under dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under Section 72(t) or 72(q) of the Internal Revenue Code of 1986, as amended (Code), and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a business day. In that case, the transaction will be processed and valued on the next business day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) or 72(q) of the Code, and annuity payments only), the next business day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior business day.

 VOTING RIGHTS
 We are the legal owner of the shares of the underlying mutual funds used by the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a proxy which is a form that you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as shares for which we receive instructions from contract owners. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting," it is possible that the votes of a small percentage of contract owners who actually vote will determine the ultimate outcome. We may change the way your voting instructions are calculated if it is required or permitted by federal or state regulation.

 SUBSTITUTION
 We may substitute one or more of the underlying mutual funds used by the variable investment options. We may also cease to allow investments in existing funds. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make.

 3: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE?
 (ANNUITIZATION)

 PAYMENT PROVISIONS

 We can begin making annuity payments any time on or after the first contract anniversary. Annuity payments must begin no later than the later of the contract anniversary coinciding with or next following the annuitant's 90th birthday or the tenth contract anniversary.


 Upon annuitization, any value in a guarantee period of the market value adjustment option may be subject to a market value adjustment.

 The Strategic Partners Plus 3 variable annuity contract offers an optional Guaranteed Minimum Income Benefit, which we describe below. Your annuity options vary depending upon whether you choose this benefit.

 Please note that annuitization essentially involves converting your Contract Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

 3: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE?
 (ANNUITIZATION) continued


 PAYMENT PROVISIONS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT

 We make the income plans described below available at any time before the annuity date. These plans are called "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. If an annuity option is not selected by the annuity date, the Life Income Annuity Option (Option 2, described below) will automatically be selected unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS. IN ADDITION TO THE ANNUITY PAYMENT OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT IF YOU CHOOSE AN OPTIONAL LIFETIME WITHDRAWAL BENEFIT, THERE ARE ADDITIONAL ANNUITY PAYMENT OPTIONS THAT ARE ASSOCIATED WITH THAT BENEFIT. SEE SECTION 5 OF THIS PROSPECTUS FOR ADDITIONAL DETAILS.


 Option 1
 Annuity Payments for a Fixed Period: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. The amount of the lump sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. The interest rate will be at least 3% a year.

 Option 2
 Life Income Annuity Option: Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate will be at least 3% a year.

 If an annuity option is not selected by the annuity date, this is the option we will automatically select for you.

 OTHER ANNUITY OPTIONS
 We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your annuity date.

 TAX CONSIDERATIONS

 If your contract is held under a tax-favored plan, you should consider the required minimum distribution provisions under the tax law when selecting your annuity option.


 GUARANTEED MINIMUM INCOME BENEFIT
 The Guaranteed Minimum Income Benefit (GMIB), is an optional feature that guarantees that once the income period begins, your income payments will be no less than the GMIB protected value applied to the GMIB guaranteed annuity purchase rates. If you want the Guaranteed Minimum Income Benefit, you must elect it when you make your initial purchase payment. Once elected, the Guaranteed Minimum Income Benefit cannot be revoked. You may not elect both GMIB and the Lifetime Five Income Benefit.

 The GMIB protected value is calculated daily and is equal to the GMIB roll-up until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries, or number of years since the last GMIB reset, as described below. At this point, the GMIB protected value will be increased by any subsequent invested purchase payments and reduced proportionally by withdrawals.

 The Guaranteed Minimum Income Benefit is subject to certain restrictions described below.
..   The annuitant must be 75 or younger in order for you to elect the
    Guaranteed Minimum Income Benefit.
..   If you choose the Guaranteed Minimum Income Benefit, we will impose an annual charge equal to 0.50% for contracts sold on or after May 1, 2004 (0.45% for all other contracts) of the average GMIB protected value described below. The maximum GMIB charge is 1.00% of average GMIB protected value. Please note that the charge is calculated based on average GMIB protected value, not Contract Value. Thus, for example, the fee would not decline on account of a reduction in Contract Value.

..   Under the contract terms governing the GMIB, we can require GMIB participants to invest only in designated underlying mutual funds or can require GMIB participants to invest according to an asset allocation model. Owners electing this benefit currently must allocate contract value to one or more of the following asset allocation portfolios of the Advanced Series Trust

   (we reserve the right to change these required portfolios on a prospective basis): AST Capital Growth Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Conservative Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio, AST Advanced Strategies Portfolio, AST First Trust Balanced Target Portfolio, AST First Trust Capital Appreciation Target Portfolio, or AST T. Rowe Price Asset Allocation Portfolio.

..   TO TAKE ADVANTAGE OF THE GUARANTEED MINIMUM INCOME BENEFIT, YOU MUST WAIT A
    CERTAIN AMOUNT OF TIME BEFORE YOU BEGIN THE INCOME PHASE. THE WAITING
    PERIOD IS THE PERIOD EXTENDING FROM THE CONTRACT DATE TO THE 7th CONTRACT ANNIVERSARY BUT, IF THE GUARANTEED MINIMUM INCOME BENEFIT HAS BEEN RESET
    (AS DESCRIBED BELOW), THE WAITING PERIOD IS THE 7 YEAR PERIOD BEGINNING
    WITH THE DATE OF THE MOST RECENT RESET. IN LIGHT OF THIS WAITING PERIOD
    UPON RESETS, IT IS NOT RECOMMENDED THAT YOU RESET YOUR GUARANTEED MINIMUM INCOME BENEFIT IF THE REQUIRED BEGINNING DATE UNDER IRS MINIMUM
    DISTRIBUTION REQUIREMENTS WOULD COMMENCE DURING THE 7 YEAR WAITING PERIOD. SEE "MINIMUM DISTRIBUTIONS REQUIREMENTS AND PAYMENT OPTION" IN SECTION 10 FOR ADDITIONAL INFORMATION ON IRS REQUIREMENTS.


 Once the waiting period has elapsed, you will have a 30-day period each year, beginning on the contract anniversary (or in the case of a reset, the anniversary of the most recent reset), during which you may begin the income phase with the Guaranteed Minimum Income Benefit by submitting the necessary forms in good order to the Prudential Annuity Service Center.

 GMIB ROLL-UP
 The GMIB roll-up is equal to the invested purchase payments (after a reset, the Contract Value at the time of the reset), increased daily at an effective annual interest rate of 5% starting on the date each invested purchase payment is made, until the cap is reached (GMIB roll-up cap). We will reduce this amount by the effect of withdrawals. The GMIB roll-up cap is equal to two times each invested purchase payment (for a reset, two times the sum of (1) the Contract Value at the time of the reset, and (2) any invested purchase payments made subsequent to the reset).

 Even if the GMIB roll-up cap has not been reached, we will nevertheless stop increasing the GMIB roll-up value by the effective annual interest rate on the latest of:

..   the contract anniversary coinciding with or next following the annuitant's
    80th birthday,
..   the 7th contract anniversary, or

..   7 years from the most recent GMIB reset (as described below).

 However, even if we stop increasing the GMIB roll-up value by the effective annual interest rate, we will still increase the GMIB protected value by subsequent invested purchase payments, reduced proportionally by withdrawals.

 Effect of Withdrawals
 In any contract year when the GMIB protected value is increasing at the rate of 5%, withdrawals will first reduce the GMIB protected value on a dollar-for-dollar basis, by the same dollar amount of the withdrawal up to the first 5% of GMIB protected value calculated on the contract anniversary (or, during the first contract year, on the contract date). Any withdrawals made after the dollar-for-dollar limit has been reached will proportionally reduce the GMIB protected value. We calculate the proportional reduction by dividing the Contract Value after the withdrawal by the Contract Value immediately following the withdrawal of any available dollar-for-dollar amount. The resulting percentage is multiplied by the GMIB protected value after subtracting the amount of the withdrawal that does not exceed 5%. In each contract year during which the GMIB protected value has stopped increasing at the 5% rate, withdrawals will reduce the GMIB protected value proportionally. The GMIB roll-up cap is reduced by the sum of all reductions described above.

 The following examples of dollar-for-dollar and proportional reductions assume: 1.) the contract date and the effective date of the GMIB are January 1, 2006; 2.) an initial purchase payment of $250,000; 3.) an initial GMIB protected value of $250,000; 4.) an initial 200% cap of $500,000; and 5.) an initial dollar-for-dollar limit of $12,500 (5% of $250,000):

 Example 1. Dollar-for-dollar Reduction
 A $10,000 withdrawal is taken on February 1, 2006 (in the first contract year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the GMIB protected value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   The GMIB protected value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   The GMIB 200% cap is reduced by the amount withdrawn (i.e., by $10,000, from $500,000 to $490,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first contract year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 3: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE?
 (ANNUITIZATION) continued

 Example 2. Dollar-for-dollar and Proportional Reductions
 A second $10,000 withdrawal is taken on March 1, 2006 (still within the first contract year). Immediately before the withdrawal, the Contract Value is $220,000 and the GMIB protected value is $241,941.95. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   The GMIB protected value is first reduced by the Remaining Limit (from
    $241,941.95 to $239,441.95).
..   The result is then further reduced by the ratio of A to B, where:
..   A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
    $7,500).
..   B is the Contract Value less the Remaining Limit ($220,000 - $2,500, or
    $217,500). The resulting GMIB protected value is: $239,441.95 X (1 - ($7,500/$217,500)), or $231,185.33.
..   The GMIB 200% cap is reduced by the sum of all reductions above ($490,000 -
    $2,500 - $8,256.62, or $479,243.38).
..   The Remaining Limit is set to zero (0) for the balance of the first contract year.

 Example 3. Dollar-for-dollar Limit in Second Contract Year
 A $10,000 withdrawal is made on the first anniversary of the contract date, January 1, 2007 (second contract year). Prior to the withdrawal, the GMIB protected value is $240,837.69. The dollar-for-dollar limit is equal to 5% of this amount, or $12,041.88. As the amount withdrawn is less than the dollar-for-dollar limit:
..   The GMIB protected value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,837.69 to $230,837.69).
..   The GMIB 200% cap is reduced by the amount withdrawn (i.e., by $10,000, from $479,243.38 to $469,243.38).
..   The Remaining Limit for the balance of the second contract year is also reduced by the amount withdrawn (from $12,041.88 to $2,041.88).

 GMIB Reset Feature

 You may elect to "reset" your GMIB protected value to equal your current Contract Value twice over the life of the contract. You may only exercise this reset option if the annuitant has not yet reached his or her 76th birthday. If you reset, you must wait a new 7-year period from the most recent reset to exercise the Guaranteed Minimum Income Benefit. Further, we will reset the GMIB roll-up cap to equal two times the GMIB protected value as of such date. Additionally, if you reset, we will determine the GMIB payout amount by using the GMIB guaranteed annuity purchase rates (specified in your contract) based on the number of years since the most recent reset. These purchase rates may be less advantageous than the rates that would have applied absent a reset.


 Payout Amount
 The Guaranteed Minimum Income Benefit payout amount is based on the age and sex of the annuitant (and, if there is one, the co-annuitant). After we first deduct a charge for any applicable premium taxes that we are required to pay, the payout amount will equal the greater of:

 1) the GMIB protected value as of the date you exercise the GMIB payout option, applied to the GMIB guaranteed annuity purchase rates (which are generally less favorable than the annuity purchase rates for annuity payments not involving GMIB) and based on the annuity payout option as described below, or

 2) the adjusted Contract Value - that is, the value of the contract adjusted for any market value adjustment minus any charge we impose for premium taxes and withdrawal charges - as of the date you exercise the GMIB payout option applied to the current annuity purchase rates then in use.

 GMIB Annuity Payout Options
 We currently offer two Guaranteed Minimum Income Benefit annuity payout options. Each option involves payment for at least a period certain of ten years. In calculating the amount of the payments under the GMIB we apply certain assumed interest rates, equal to 2% annually for a waiting period of 7-9 years, and 2.5% annually for waiting periods of 10 years or longer for contracts sold on or after May 1, 2004 (and 2.5% annually for a waiting period of 7-9 years, 3% annually for a waiting period of 10-14 years, and 3.5% annually for waiting periods of 15 years or longer for all other contracts).

 GMIB Option 1
 Single Life Payout Option: We will make monthly payments for as long as the annuitant lives, with payments for a period certain. We will stop making payments after the later of the death of the annuitant or the end of the period certain.

 GMIB Option 2
 Joint Life Payout Option: In the case of an annuitant and co-annuitant, we will make monthly payments for the joint lifetime of the annuitant and co-annuitant, with payments for a period certain. If the co-annuitant dies first, we will continue to make payments until the later of the death of the annuitant and the end of the period certain. If the annuitant dies first, we will continue to make payments until the later of the death of the co-annuitant and the end of the period certain, but if the period certain ends first, we will reduce the amount of each payment to 50% of the original amount.

 You have no right to withdraw amounts early under either GMIB payout option. We may make other payout frequencies available, such as quarterly, semi-annually or annually.


 Because we do not impose a new waiting period for each subsequent purchase payment, if you choose the Guaranteed Minimum Income Benefit, we reserve the right to limit subsequent purchase payments if we discover that by the timing of your purchase payments, your GMIB protected value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial purchase payment and other actions that may artificially increase the GMIB protected value. Certain state laws may prevent us from limiting your subsequent purchase payments. You must exercise one of the GMIB payout options described above no later than 30 days after the later of the contract anniversary coinciding with or next following the annuitant's attainment of age 90 or the 10th contract anniversary.


 You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event that your Contract Value declines significantly due to negative investment performance. If your Contract Value is not significantly affected by negative investment performance, it is unlikely that the purchase of GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing non-GMIB annuity payout options. Therefore, you may generate higher income payments if you were to annuitize a lower Contract Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher GMIB protected value than your Contract Value but at the annuity purchase rates guaranteed under the GMIB.

 Terminating The Guaranteed Minimum Income Benefit
 The Guaranteed Minimum Income Benefit cannot be terminated by the owner once elected. The GMIB automatically terminates as of the date the contract is fully surrendered, on the date the death benefit is payable to your beneficiary (unless your surviving spouse elects to continue the contract), or on the date that your Contract Value is transferred to begin making annuity payments. The GMIB may also be terminated if you designate a new annuitant who would not be eligible to elect the GMIB based on his or her age at the time of the change.

 Upon termination of the GMIB, we will deduct the charge from your Contract Value for the portion of the contract year since the prior contract anniversary (or the contract date if in the first contract year).

 HOW WE DETERMINE ANNUITY PAYMENTS

 Generally speaking, the annuity phase of the contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (fixed period annuities) or for the duration of the life of the annuitant (and possibly co-annuitant) (life annuities). There are certain assumptions that are common to both fixed period annuities and life annuities. In each type of annuity, we assume that the value you apply at the outset toward your annuity payments earns interest throughout the payout period. For annuity options within the GMIB, this interest rate ranges from 2% to 2.5% for contracts sold on or after May 1, 2004 (and 2.5% to 3.5% for all other contracts). For non-GMIB annuity options, the guaranteed minimum rate is 3%. The GMIB guaranteed annuity purchase rates in your contract depict the minimum amounts we will pay (per $1000 of adjusted Contract Value). If our current annuity purchase rates on the annuity date are more favorable to you than the guaranteed rates, we will make payments based on those more favorable rates.


 Other assumptions that we use for life annuities and fixed period annuities differ, as detailed in the following overview:

 Fixed Period Annuities
 Currently, we offer fixed period annuities only under the Income Appreciator Benefit and non-GMIB annuity options. Generally speaking, in determining the amount of each annuity payment under a fixed period annuity, we start with the adjusted Contract Value, add interest assumed to be earned over the fixed period, and divide the sum by the number of payments you have requested. The life expectancy of the annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a fixed period that exceeds life expectancy.

 Life Annuities
 There are more variables that affect our calculation of life annuity payments. Most importantly, we make several assumptions about the annuitant's or co-annuitant's life expectancy, including the following:
..   The Annuity 2000 Mortality Table is the starting point for our life expectancy assumptions. This table anticipates longevity of an insured population based on historical experience and reflecting anticipated experience for the year 2000.

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

 3: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE?
 (ANNUITIZATION) continued


 Guaranteed and GMIB Annuity Payments
 Because life expectancy has lengthened over the past few decades, and likely will increase in the future, our life annuity calculations anticipate these developments. We do this largely by making a hypothetical reduction in the age of the annuitant (or co-annuitant), in lieu of using the annuitant's (or co-annuitant's) actual age, in calculating the payment amounts. By using such a reduced age, we base our calculations on a younger person, who generally would live longer and therefore draw life annuity payments over a longer time period. Given the longer pay-out period, the payments made to the younger person would be less than those made to an older person. We make two such age adjustments:

 1) First, for all annuities, we start with the age of the annuitant (or co-annuitant) on his/her most recent birthday and reduce that age by either
    (a) four years, for life annuities under the GMIB sold in contracts on or after May 1, 2004 or (b) two years, with respect to guaranteed payments under life annuities not involving GMIB, as well as GMIB payments under contracts not described in (a) immediately above. For the reasons explained above in this section, the four year age reduction causes a greater reduction in the amount of the annuity payments than does the two-year age reduction.

 2) Second, for life annuities under both versions of GMIB as well as guaranteed payments under life annuities not involving GMIB, we make a further age reduction according to the table in your contract entitled "Translation of Adjusted Age." As indicated in the table, the further into the future the first annuity payment is, the longer we expect the person receiving those payments to live, and the more we reduce the annuitant's (or co-annuitant's) age.

 Current Annuity Payments
 Immediately above, we have referenced how we determine annuity payments based on "guaranteed" annuity purchase rates. By "guaranteed" annuity purchase rates, we mean the minimum annuity purchase rates that are set forth in your annuity contract and thus contractually guaranteed by us. "Current" annuity purchase rates, in contrast, refer to the annuity purchase rates that we are applying to contracts that are entering the annuity phase at a given point in time. These current annuity purchase rates vary from period to period, depending on changes in interest rates and other factors. We do not guarantee any particular level of current annuity purchase rates. When calculating current annuity purchase rates, we use the actual age of the annuitant (or co-annuitant), rather than any reduced age.


 4: WHAT IS THE DEATH BENEFIT?


 The Death Benefit Feature Protects The Contract Value For The Beneficiary.

 BENEFICIARY

 The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. A change of beneficiary will take effect on the date you sign the change request form, provided we receive the form in good order. Unless an irrevocable beneficiary has been named, during the accumulation period, you can change the beneficiary at any time before the owner or last survivor, if there are spousal joint owners, dies. However, if the contract is jointly owned, the owner must name the joint owner and the joint owner must name the owner as the beneficiary. For entity-owned contracts, we pay a death benefit upon the death of the annuitant.


 CALCULATION OF THE DEATH BENEFIT

 If the owner or joint owner dies during the accumulation phase, we will, upon receiving the appropriate proof of death and any other needed documentation in good order (proof of death), pay a death benefit to the beneficiary designated by the deceased owner or joint owner. If there is a sole owner and there is only one beneficiary who is the owner's spouse on the date of death, then the surviving spouse may continue the contract under the Spousal Continuance Option. If there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary on the date of death, then, at the death of the first to die, the death benefit will be paid to the surviving owner or the surviving owner may continue the contract under the Spousal Continuance Option.


 Upon receiving appropriate proof of death, the beneficiary will receive the greater of the following:

 1) The current Contract Value (as of the time we receive proof of death in good order). If you have purchased the Contract With Credit, we will first deduct any credit corresponding to a purchase payment made within one year of death. We impose no market value adjustment on Contract Value held within the market value adjustment option when a death benefit is paid.

 2) Either the base death benefit, which equals the total invested purchase payments you have made proportionally reduced by any withdrawals, or, if you have chosen the Guaranteed Minimum Death Benefit (GMDB), the GMDB protected value.

 GUARANTEED MINIMUM DEATH BENEFIT
 The Guaranteed Minimum Death Benefit provides for the option to receive an enhanced death benefit upon the death of the sole owner or the first to die of the owner or joint owner during the accumulation phase.

 The GMDB protected value option equals the GMDB step-up. The GMDB protected value is calculated daily.

 GMDB Step-Up
 IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments, and proportionally reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the Contract Value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will increase by invested purchase payments and reduce proportionally by withdrawals.

 We stop increasing the GMDB step-up by any appreciation in the Contract Value on the later of:

..   the contract anniversary coinciding with or next following the sole or older owner's 80th birthday, or

..   the 5th contract anniversary.

 However, we still increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

 Here is an example of a proportional reduction:

 The current Contract Value is $100,000 and the protected value is $80,000. The owner makes a withdrawal that reduces the Contract Value by 25% (including the effect of any withdrawal charges). The new protected value is $60,000, or 75% of what it was before the withdrawal.

 IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary, we will adjust the GMDB step-up to the greater of the then current GMDB step-up or the Contract Value as of that contract anniversary. Thereafter, we will only increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.



 Special rules apply if the beneficiary is the spouse of the owner and the contract does not have a joint owner. In that case, upon the death of the owner, the spouse will have the choice of the following:
..   If the sole beneficiary under the contract is the owner's spouse, and the other requirements of the Spousal Continuance Option are met, then the contract can continue, and the spouse will become the new owner of the contract; or
..   The spouse can receive the death benefit. A surviving spouse who is eligible for the Spousal Continuance Option must choose between that benefit and receiving the death benefit during the first 60 days following our receipt of proof of death.

 If ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the Contract Value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that Contract Value as a purchase payment occurring on that date.

 SPECIAL RULES IF JOINT OWNERS
 If the contract has an owner and a joint owner and they are spouses at the time that one dies, the Spousal Continuance Option may apply. If the contract has an owner and a joint owner and they are not spouses at the time one dies, we will pay the death benefit and the contract will end.

 PAYOUT OPTIONS
 Originally, a beneficiary could, within 60 days of providing proof of death, take the death benefit as follows:


 With respect to a death benefit paid before March 19, 2007, the death benefit payout options were:


 Choice 1. Lump sum payment of the death benefit. If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.

 Choice 2. The payment of the entire death benefit within a period of 5 years from the date of death of the first-to-die of the owner or joint owner.

 4: WHAT IS THE DEATH BENEFIT? continued


 The entire death benefit will include any increases or losses resulting from the performance of the variable or fixed interest rate options during this period. During this period the beneficiary may: reallocate the Contract Value among the variable, fixed interest rate, or the market value adjustment options; name a beneficiary to receive any remaining death benefit in the event of the beneficiary's death; and make withdrawals from the Contract Value, in which case, any such withdrawals will not be subject to any withdrawal charges. However, the beneficiary may not make any purchase payments to the contract.

 During this 5 year period, we will continue to deduct from the death benefit proceeds the charges and costs that were associated with the features and benefits of the contract. Some of these features and benefits may not be available to the beneficiary, such as the Guaranteed Minimum Income Benefit.

 Choice 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the owner.


 Any portion of the death benefit not applied under Choice 3 within one year of the date of death of the first to die must be distributed within five years of that date of death.


 The tax consequences to the beneficiary vary among the three death benefit payout options. See Section 9, "What Are The Tax Considerations Associated With The Strategic Partners Plus Contract?"


 With respect to a death benefit paid on or after March 19, 2007, unless the surviving spouse opts to continue the contract (or spousal continuance is required under the terms of your contract), a beneficiary of the death benefit may, within 60 days of providing proof of death, also take the death benefit as indicated above, or as follows:

..   As a lump sum. If the beneficiary does not choose a payout option within sixty days, the beneficiary will be paid in this manner; or
..   As payment of the entire death benefit within a period of 5 years from the date of death; or
..   As a series of payments not extending beyond the life expectancy of the beneficiary, or over the life of the beneficiary. Payments under this option must begin within one year of the date of death; or
..   As the beneficiary continuation option, described immediately below.

 BENEFICIARY CONTINUATION OPTION

 Instead of receiving the death benefit in a single payment, or under an annuity option, a beneficiary may also take the death benefit under an alternative death benefit payment option, as provided by the Code. This "Beneficiary Continuation Option" is described below and is available for an IRA, Roth IRA, SEP IRA, 403(b), or a non-qualified contract.

 Under the Beneficiary Continuation Option:
..   The owner's contract will be continued in the owner's name, for the benefit of the beneficiary.
..   The beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. The charge is 1.00% per year.

..   The beneficiary will incur an annual maintenance fee equal to the lesser of
    $30 or 2% of Contract Value if the Contract Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
..   The initial Contract Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if they had taken a lump sum distribution.
..   The available variable investment options will be among those available to the Owner at the time of death, however certain variable investment options may not be available.
..   The beneficiary may request transfers among variable investment options, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
..   No additional Purchase Payments can be applied to the contract.
..   The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
..   The beneficiary can request a withdrawal of all or a portion of the
    Contract Value at any time without application of any applicable CDSC unless the Beneficiary Continuation Option was the payout predetermined by the owner and the owner restricted the beneficiary's withdrawal rights.
..   Withdrawals are not subject to CDSC.
..   Upon the death of the beneficiary, any remaining Contract Value will be paid in a lump sum to the person(s) named by the beneficiary, unless the beneficiary named a successor who may continue receiving payments.

 Currently only investment options corresponding to Portfolios of the Advanced Series Trust and the Prudential Money Market Portfolio of The Prudential Series Fund are available under the Beneficiary Continuation Option.

 Your beneficiary will be provided with a prospectus and a settlement agreement that will describe this option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the beneficiary continuation option. We may pay compensation to the selling broker-dealer based on amounts held in the Beneficiary Continuation Option.

 Alternative Death Benefit Payment Options - Contracts Owned By Individuals (Not Associated With Tax-Favored Plans)

 Except in the case of Spousal Continuance as described below, upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.


 If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

 In the event of your death before the annuity date, the death benefit must be distributed:

..   by December 31st of the year including the five year anniversary of the date of death; or

..   as a series of annuity payments not extending beyond the life expectancy of the beneficiary or over the life of the beneficiary. Payments under this option must begin within one year of the date of death.

 Unless you have made an election prior to death benefit proceeds becoming due, a beneficiary can elect to receive the death benefit proceeds under the Beneficiary Continuation Option as described above in the section entitled "Beneficiary Continuation Option," or as a series of fixed annuity payments. See the section entitled "What Kind of Payments Will I Receive During the Income Phase?"

 Alternative Death Benefit Payment Options - Contracts Held by Tax-Favored Plans The Code provides for alternative death benefit payment options when a contract is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated beneficiary may generally elect to continue the contract and receive Required Minimum Distributions under the contract, instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the beneficiary is your surviving spouse.

..   If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.
..   If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out within five years from the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary.
..   If you die before a designated beneficiary is named and after the date
    Required Minimum Distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect.
    For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary.


 A beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 4: WHAT IS THE DEATH BENEFIT? continued


 SPOUSAL CONTINUANCE OPTION
 This option is available if, on the date we receive proof of the owner's death (or annuitant's death, for custodial contracts) in good order (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse, or (2) there are an owner and joint owner of the contract, and the joint owner is the owner's spouse and the owner's beneficiary under the contract or 3) the contract is held by a Custodial Account and the custodian of the account has elected to continue the contract, and designate the surviving spouse as annuitant. Continuing the contract in the latter scenario will result in the contract no longer qualifying for tax deferral under the Internal Revenue Code. However, such tax deferral should result from the ownership of the contract by the Custodial Account. Spousal continuance may be available where the contract is owned by certain other types of entity-owners. Please consult your tax or legal adviser.

 In no event, however, can the annuitant be older than the maximum age for annuitization on the date of the owner's death, nor can the surviving spouse be older than 95 on the date of the owner's death (or the annuitant's death, in the case of a custodially-owned contract referenced above). Assuming the above conditions are present, the surviving spouse (or custodian, for the custodially-owned contracts referenced above) can elect the Spousal Continuance Option, but must do so no later than 60 days after furnishing proof of death in good order.

 Upon activation of the Spousal Continuance Option, the Contract Value is adjusted to equal the amount of the death benefit to which the surviving spouse would have been entitled. This Contract Value will serve as the basis for calculating any death benefit payable upon the death of the surviving spouse. We will allocate any increase in the adjusted Contract Value among the variable, fixed interest rate or market value adjustment options in the same proportions that existed immediately prior to the spousal continuance adjustment. We will waive the $1,000 minimum requirement for the market value adjustment option.


 Under the Spousal Continuance Option, we waive any potential withdrawal charges applicable to purchase payments made prior to activation of the Spousal Continuance Option. However, we will continue to impose withdrawal charges on purchase payments made after activation of this benefit. In addition, the Contract Value allocated to the market value adjustment option will remain subject to a potential market value adjustment.


 IF YOU ELECTED THE BASE DEATH BENEFIT, then upon activation of the Spousal Continuance Option, we will adjust the Contract Value to equal the greater of:
..   the Contract Value, or
..   the sum of all invested purchase payments (adjusted for withdrawals).

 IF YOU HAVE ELECTED THE GMDB STEP-UP, we will adjust the Contract Value to equal the greater of:
..   the Contract Value, or
..   the GMDB step-up.

 After we have made the adjustment to Contract Value set out immediately above, we will continue to compute the GMDB step-up under the surviving spousal owner's contract, and will do so in accordance with the preceding discussion in this section.

 If the contract is being continued by the surviving spouse, the attained age of the surviving spouse will be the basis used in determining the death benefit payable under the Guaranteed Minimum Death Benefit provisions of the contract. The contract may not be continued upon the death of a spouse who had assumed ownership of the contract through the exercise of the Spousal Continuance Option.

 IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, it will be continued for the surviving spousal owner. All provisions of the Guaranteed Minimum Income Benefit (i.e., waiting period, GMIB roll-up cap, etc.) will remain the same as on the date of the owner's death. If the GMIB reset feature was never exercised, the surviving spousal owner can exercise the GMIB reset feature twice. If the original owner had previously exercised the GMIB reset feature once, the surviving spousal owner can exercise the GMIB reset once. However, the surviving spouse (or new annuitant designated by the surviving spouse) must be under 76 years of age at the time of reset. If the original owner had previously exercised the GMIB reset feature twice, the surviving spousal owner may not exercise the GMIB reset at all. If the attained age of the surviving spouse at activation of the Spousal Continuance Option, when added to the remainder of the GMIB waiting period to be satisfied, would preclude the surviving spouse from utilizing the Guaranteed Minimum Income Benefit, we will revoke the Guaranteed Minimum Income Benefit under the contract at that time and we will no longer charge for that benefit.


 IF YOU ELECTED ONE OF THE LIFETIME WITHDRAWAL BENEFITS, on the owner's death, the Benefit will end. However, if the owner's surviving spouse would be eligible to acquire the Benefit as if he/she were a new purchaser, then the surviving spouse may continue the Benefit under the Spousal Continuance Option.

 IF YOU ELECTED THE INCOME APPRECIATOR BENEFIT, on the owner's death (or first-to-die, in the case of joint owners), the Income Appreciator Benefit will end unless the contract is continued by the deceased owner's surviving spouse under the Spousal Continuance Option. If the contract is continued by the surviving spouse, we will continue to pay the balance of any Income Appreciator Benefit payments until the earliest to occur of the following:
 (a) the date on which 10 years' worth of IAB automatic withdrawal payments or IAB credits, as applicable, have been paid, (b) the latest date on which annuity payments would have had to have commenced had the owner not died (i.e., the later of the contract anniversary next following the annuitant's 90th birthday or the 10th contract anniversary), or (c) the later of the 10th contract anniversary or the contract anniversary next following the surviving spouse's 90th birthday (or the annuitant's 90th birthday if other than the surviving spouse).


 If the Income Appreciator Benefit has not been in force for 7 contract years, the surviving spouse may not activate the benefit until it has been in force for 7 contract years. If the attained age of the surviving spouse at activation of the Spousal Continuance Option, when added to the remainder of the Income Appreciator Benefit waiting period to be satisfied, would preclude the surviving spouse from utilizing the Income Appreciator Benefit, we will revoke the Income Appreciator Benefit under the contract at that time and we will no longer charge for that benefit. If the Income Appreciator Benefit has been in force for 7 contract years or more, but the benefit has not been activated, the surviving spouse may activate the benefit at any time after the contract has been continued. If the Income Appreciator Benefit is activated after the contract is continued by the surviving spouse, the Income Appreciator Benefit calculation will exclude any amount added to the contract at the time of spousal continuance resulting from any death benefit value exceeding the Contract Value.


 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS?

 LIFETIME FIVE/SM /INCOME BENEFIT (LIFETIME FIVE)/SM/

 The Lifetime Five Income Benefit (Lifetime Five) is an optional feature that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Contract Value, subject to our rules regarding the timing and amount of withdrawals. There are two options -one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount (than the first option) as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the Withdrawal Benefit will be zero. You do not choose between these two options; each option will continue to be available as long as the annuity has a Contract Value and Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Contract Value is zero. The option may be appropriate if you intend to make periodic withdrawals from your contract and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals - the guarantees are not lost if you withdraw less than the maximum allowable amount each year.

 Lifetime Five is subject to certain restrictions described below.
..   Currently, Lifetime Five can only be elected once each contract year, and only where the annuitant and the contract owner are the same person or, if the contract owner is an entity, where there is only one annuitant. We reserve the right to limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to contract owners who have an effective Lifetime Five Income Benefit.
..   The annuitant must be at least 45 years old when Lifetime Five is elected.
..   Lifetime Five is not available if you elect the Guaranteed Minimum Income
    Benefit or Income Appreciator Benefit.
..   Owners electing this benefit prior to December 5, 2005, were required to allocate Contract Value to one or more of the following asset allocation portfolios of the Prudential Series Fund: SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio. Owners electing this benefit after December 5, 2005 must allocate Contract Value to one or more of the following asset allocation portfolios of Advanced Series Trust: AST Capital Growth Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Conservative Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio, AST Advanced Strategies Portfolio, AST First Trust Balanced Target Portfolio, AST First Trust Capital Appreciation Target Portfolio, AST T. Rowe Price Asset Allocation Portfolio, AST American Century Strategic Allocation Portfolio, or AST UBS Dynamic Alpha Portfolio. As specified in this paragraph, you generally must allocate your Contract Value in accordance with the then-available option(s) that we may prescribe, in order to elect and maintain Lifetime Five. If, subsequent to your election of the benefit, we change our requirements for how Contract Value must be allocated under the benefit, that new requirement will apply only to new elections of the benefit, and will not compel you to re-allocate your Contract Value in accordance with our newly-adopted requirements. All subsequent transfers and purchase payments will be subject to the new investment limitations.

 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued


 Protected Withdrawal Value
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your contract following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of:


 (A)the Contract Value on the date you elect Lifetime Five, plus any additional Purchase Payments (and any Credits), each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your contract, as applicable, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier;
 (B)the Contract Value on the date of the first withdrawal from your contract, prior to the withdrawal;
 (C)the highest Contract Value on each contract anniversary, plus subsequent Purchase Payments (plus any Credits) prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier.

 With respect to A and C above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments (plus any Credits).

..   If you elect Lifetime Five at the time you purchase your contract, the
    Contract Value will be your initial purchase payment.

 For existing contract owners who are electing the Lifetime Five Benefit, the Contract Value on the date of the contract owner's election of Lifetime Five will be used to determine the initial Protected Withdrawal Value.

 If you make additional purchase payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional purchase payment.


 Step-Up of the Protected Withdrawal Value

 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Contract Value is greater than the Protected Withdrawal Value.


 If you elected the Lifetime Five program on or after March 20, 2006, then:
..   you are eligible to step-up the Protected Withdrawal Value on or after the
    1st anniversary of the first withdrawal under the Lifetime Five program

..   the Protected Withdrawal Value can be stepped up again on or after the 1st anniversary of the preceding step-up.


 If you elected the Lifetime Five program prior to March 20, 2006 and that original election remains in effect:
..   you are eligible to step-up the Protected Withdrawal Value on or after the
    5th anniversary of the first withdrawal under the Lifetime Five program

..   the Protected Withdrawal Value can be stepped up again on or after the 5th anniversary of the preceding step-up.


 In either scenario (i.e., elections before or after March 20, 2006) if you elect to step-up the Protected Withdrawal Value under the program, and on the date you elect to step-up, the charges under the Lifetime Five program have changed for new purchasers, you may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Contract Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Contract Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.


 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

 If you elected Lifetime Five on or after March 20, 2006 and have also elected the Auto Step-Up feature:
..   the first Auto Step-Up opportunity will occur on the 1st contract anniversary that is at least one year after the later of (1) the date of the first withdrawal under Lifetime Five or (2) the most recent step-up.
..   your Protected Withdrawal Value will only be stepped-up if 5% of the
    Contract Value is greater than the Annual Income Amount by any amount.
..   if at the time of the first Auto Step-Up opportunity, 5% of the Contract
    Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive contract anniversary until a step-up occurs.
..   once a step-up occurs, the next Auto Step-Up opportunity will occur on the
    1st contract anniversary that is at least one year after the most recent step-up.

 If you elected Lifetime Five prior to March 20, 2006 and have also elected the Auto Step-Up feature:
..   the first Auto Step-Up opportunity will occur on the contract anniversary that is at least five years after the later of (1) the date of the first withdrawal under Lifetime Five or (2) the most recent step-up.
..   your Protected Withdrawal Value will only be stepped-up if 5% of the
    Contract Value is greater than the Annual Income Amount by 5% or more.
..   if at the time of the first Auto Step-Up opportunity, 5% of the Contract
    Value does not exceed the Annual Income Amount by 5% or more, an Auto Step-Up opportunity will occur on each successive contract anniversary until a step-up occurs.
..   once a step-up occurs, the next Auto Step-Up opportunity will occur on the contract anniversary that is at least 5 years after the most recent step-up.

 In either scenario (i.e., elections before or after March 20, 2006), if on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

 The Protected Withdrawal Value is reduced each time a withdrawal is made on a "dollar-for-dollar" basis up to 7% per contract year of the Protected Withdrawal Value and on the greater of a "dollar-for-dollar" basis or a pro rata basis for withdrawals in a contract year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point, the Annual Withdrawal Amount will be zero until such time (if any) as the contract reflects a Protected Withdrawal Value (for example, due to a step-up or additional purchase payments being made into the contract).

 Annual Income Amount Under the Life Income Benefit
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under Lifetime Five, if your cumulative withdrawals in a contract year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent contract years. If your cumulative withdrawals are in excess of the Annual Income Amount (Excess Income), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Contract Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any withdrawal charges that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Contract Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the purchase payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 Annual Withdrawal Amount Under the Withdrawal Benefit
 The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under Lifetime Five, if your cumulative withdrawals each contract year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a "dollar-for-dollar" basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount (Excess Withdrawal), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Contract Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any withdrawal charges that may apply. When you elect a step-up, your Annual Withdrawal Amount increases to equal 7% of your Contract Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional purchase payments. The amount of the increase is equal to 7% of any additional purchase payments. A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

 Lifetime Five does not affect your ability to make withdrawals under your contract or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each contract year.
..   If, cumulatively, you withdraw an amount less than the Annual Withdrawal
    Amount under the Withdrawal Benefit in any contract year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent contract years.
..   If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any contract year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent contract years.

 However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount or Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued


 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the contract date and the effective date of Lifetime Five are February 1, 2005; 2.) an initial purchase payment of $250,000; 3.) the Contract Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Contract Value is equal to $263,000.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33

 (b)Contract Value on March 1, 2006 (the date of the first withdrawal) =
    $263,000
 (c)Contract Value on February 1, 2006 (the first contract anniversary) =
    $265,000


 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 Example 1. Dollar-for-Dollar Reduction
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current contract year = $18,550 -
    $10,000 = $8,550
..   Annual Withdrawal Amount for future contract years remains at $18,550
..   Remaining Annual Income Amount for current contract year = $13,250 -
    $10,000 = $3,250
..   Annual Income Amount for future contract years remains at $13,250
..   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

 Example 2. Dollar-for-Dollar and Proportional Reductions
 a) If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   . Remaining Annual Withdrawal Amount for current contract year = $18,550 - $15,000 = $3,550
   .   Annual Withdrawal Amount for future contract years remains at $18,550
   .   Remaining Annual Income Amount for current contract year = $0
   . Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future contract years.
   . Reduction to Annual Income Amount = Excess Income/Contract Value before Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93
   .   Annual Income Amount for future contract years = $13,250 - $93 = $13,157
   .   Protected Withdrawal Value is reduced by $15,000 from $265,000 to
       $250,000

 b) If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   .   Remaining Annual Withdrawal Amount for current contract year = $0
   .   Excess of withdrawal over the Annual Withdrawal Amount ($25,000 -
       $18,550 = $6,450) reduces Annual Withdrawal Amount for future contract years.
   . Reduction to Annual Withdrawal Amount = Excess Withdrawal/Contract Value before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489
   .   Annual Withdrawal Amount for future contract years = $18,550 - $489 =
       $18,061
   .   Remaining Annual Income Amount for current contract year = $0
   . Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future contract years.
   . Reduction to Annual Income Amount = Excess Income/Contract Value before Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623
   .   Annual Income Amount for future contract years = $13,250 - $623 = $12,627
   . Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction.
   .   Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450
   . Proportional reduction = Excess Withdrawal/Contract Value before Excess Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503
   .   Protected Withdrawal Value = $246,450 - max [$6,450, $6,503] = $239,947

 Example 3. Step-Up of the Protected Withdrawal Value
 If the Annual Income Amount ($13,250) is withdrawn each year starting on
 March 1, 2006 for a period of 3 years, the Protected Withdrawal Value on February 1, 2012 would be reduced to $225,250 {$265,000 - ($13,250 X 3)}. If a step-up is elected on February 1, 2012, and the Contract Value on February 1, 2012 is $280,000, then the following values would result:
..   Protected Withdrawal Value = Contract Value on February 1, 2012 = $280,000
..   Annual Income Amount is equal to the greater of the current Annual Income
    Amount or 5% of the stepped up Protected Withdrawal Value. Current Annual Income Amount is $13,250. 5% of the stepped up Protected Withdrawal Value is 5% of $280,000, which is $14,000. Therefore, the Annual Income Amount is increased to $14,000.
..   Annual Withdrawal Amount is equal to the greater of the current Annual
    Withdrawal Amount or 7% of the stepped up Protected Withdrawal Value. Current Annual Withdrawal Amount is $18,550. 7% of the stepped-up Protected Withdrawal Value is 7% of $280,000, which is $19,600. Therefore the Annual Withdrawal Amount is increased to $19,600.

..   Because the Contract Date and Effective Date of Lifetime Five for this example is prior to March 20, 2006, if the step-up request on February 1, 2012 was due to the election of the auto step-up feature, we would first check to see if an auto step-up should occur by checking to see if 5% of the Contract Value exceeds the Annual Income Amount by 5% or more. 5% of the Contract Value is equal to 5% of $280,000, which is $14,000. 5% of the Annual Income Amount ($13,250) is $662.50, which added to the Annual Income Amount is $13,912.50. Since 5% of the Contract Value is greater than $13,912.50, the step-up would still occur in this scenario, and all of the values would be increased as indicated above. Had the Contract Date and effective date of the Lifetime Five Benefit been on or after March 20, 2006, the step-up would still occur because 5% of the Contract Value is greater than the Annual Income Amount.


 Benefits Under Lifetime Five
..   If your Contract Value is equal to zero, and the cumulative withdrawals in the current contract year are greater than the Annual Withdrawal Amount, Lifetime Five will terminate. To the extent that your Contract Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Once you make this election we will make an additional payment for that contract year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the contract year, if any, depending on the option you choose. In subsequent contract years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount. You will not be able to change the option after your election and no further purchase payments will be accepted under your contract. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current contract year that reduced your Contract Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Contract Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Contract Value equals zero no further purchase payments will be accepted under your contract.
..   If annuity payments are to begin under the terms of your contract or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent contract years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

    1. apply your Contract Value to any annuity option available;
    2. request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the annuitant's death; or
    3. request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the annuitant's death or the date the Protected Withdrawal Value is depleted.

 We must receive your request in a form acceptable to us at the Prudential Annuity Service Center.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your contract. The amount that will be applied to provide such annuity payments will be the greater of:

    1. the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your contract; and
    2. the Contract Value.

 If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued


 Other Important Considerations
..   Withdrawals under Lifetime Five are subject to all of the terms and conditions of the contract, including any withdrawal charges.
..   Withdrawals made while Lifetime Five is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the contract. Lifetime Five does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal (plus any applicable withdrawal charges). If you surrender your contract, you will receive the current Contract Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your contract while your Contract Value is greater than zero without purchasing Lifetime Five. Lifetime Five provides a guarantee that if your Contract Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.

 Election of Lifetime Five
 Lifetime Five can be elected at the time you purchase your contract, or after the contract date. Elections of Lifetime Five are subject to our eligibility rules and restrictions. The contract owner's Contract Value as of the date of election will be used as the basis to calculate the initial Protected Withdrawal Value, the initial Annual Withdrawal Amount, and the initial Annual Income Amount.

 Termination of Lifetime Five
 Lifetime Five terminates automatically when your Protected Withdrawal Value and Annual Income Amount reach zero. You may terminate Lifetime Five at any time by notifying us. If you terminate Lifetime Five, any guarantee provided by the benefit will terminate as of the date the termination is effective.

 Lifetime Five terminates:
..   upon your surrender of the contract,

..   upon the death of the annuitant (but your surviving spouse may elect a new
    Lifetime Five Benefit if your spouse elects the Spousal Continuance Option and your spouse would then be eligible to elect the Benefit as if he/she were a new purchaser),

..   upon a change in ownership of the contract that changes the tax identification number of the contract owner, or
..   upon your election to begin receiving annuity payments.

 We cease imposing the charge for Lifetime Five upon the earliest to occur of
 (i) your election to terminate the benefit, (ii) our receipt of appropriate proof of the death of the owner (or annuitant, for entity owned contracts),
 (iii) the annuity date, (iv) automatic termination of the benefit due to an impermissible change of owner or annuitant, or (v) a withdrawal that causes the benefit to terminate.

 While you may terminate Lifetime Five at any time, we may not terminate the benefit other than in the circumstances listed above. However, we may stop offering Lifetime Five for new elections or re-elections at any time in the future.


 Currently, if you terminate Lifetime Five, you generally will only be permitted to re-elect the benefit or elect another lifetime withdrawal benefit on any anniversary of the contract date that is at least 90 calendar days from the date the benefit was last terminated.

 If you elected Lifetime Five at the time you purchased your contract and prior to March 20, 2006, and you terminate Lifetime Five, there will be no waiting period before you can re-elect the benefit or elect Spousal Lifetime Five. However, once you choose to re-elect/elect, the waiting period described above will apply to subsequent re-elections. If you elected Lifetime Five after the time you purchased your contract, but prior to March 20, 2006, and you terminate Lifetime Five, you must wait until the contract anniversary following your cancellation before you can re-elect the benefit or elect Spousal Lifetime Five. Once you choose to re-elect/elect, the waiting period described above will apply to subsequent re-elections. We reserve the right to limit the re-election/ election frequency in the future. Before making any such change to the re-election/election frequency, we will provide prior notice to contract owners who have an effective Lifetime Five Income Benefit.


 Additional Tax Considerations for Qualified Contracts

 If you purchase an annuity contract as an investment vehicle for "qualified" investments, including an IRA, the minimum distribution rules under the Code require that you begin receiving periodic amounts from your annuity contract beginning after age 70 1/2. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any contract year that required minimum distributions due from your contract are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the contract payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

 SPOUSAL LIFETIME FIVE/SM /INCOME BENEFIT (SPOUSAL LIFETIME FIVE)/SM/
 Spousal Lifetime Five must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 55 years old when the benefit is elected. Spousal Lifetime Five is not available if you elect any other optional living or death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Contract Value in accordance with the then permitted and available option(s). Owners electing this benefit currently must allocate contract value to one or more of the following asset allocation portfolios of the Advanced Series Trust (we reserve the right to change these required portfolios on a prospective basis): AST Capital Growth Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Conservative Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio, AST Advanced Strategies Portfolio, AST First Trust Balanced Target Portfolio, AST First Trust Capital Appreciation Target Portfolio, AST T. Rowe Price Asset Allocation Portfolio, AST American Century Strategic Allocation Portfolio, or AST UBS Dynamic Alpha Strategy Portfolio. Currently, if you elect Spousal Lifetime Five and subsequently terminate the benefit, there may be a restriction on your ability to re-elect Spousal Lifetime Five and elect another lifetime withdrawal benefit. We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to contract owners who have an effective Spousal Lifetime Five Income Benefit.


 We offer a benefit that guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount (Spousal Life Income Benefit) equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Contract Value, subject to our rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Contract Value is zero. Spousal Lifetime Five may be appropriate if you intend to make periodic withdrawals from your annuity, wish to ensure that market performance will not affect your ability to receive annual payments and you wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.


 KEY FEATURE - Initial Protected Withdrawal Value.

 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your contract following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of:


 (A)the Contract Value on the date you elect Spousal Lifetime Five, plus any additional Purchase Payments (and any Credits), each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your contract, as applicable, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier;

 (B)the Contract Value on the date of the first withdrawal from your contract, prior to the withdrawal;
 (C)the highest Contract Value on each contract anniversary, plus subsequent Purchase Payments (plus any Credits) prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier.

 With respect to A and C above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments (plus any Credits).

..   If you elect Spousal Lifetime Five at the time you purchase your contract, the Contract Value will be your initial purchase payment (plus any credits).
..   For existing contract owners who are electing the Spousal Lifetime Five
    Benefit, the Contract Value on the date of your election of Spousal
    Lifetime Five will be used to determine the initial Protected Withdrawal Value.

 Annual Income Amount Under the Spousal Life Income Benefit
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under Spousal Lifetime Five, if your cumulative withdrawals in a contract year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent contract years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that contract year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Contract Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any withdrawal charges that may apply.


 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Contract Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1st anniversary of the first withdrawal under Spousal Lifetime Five. The Annual Income Amount can be stepped up again on or after the 1st anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount, and on the date you elect to step-up, the charges under Spousal Lifetime Five have changed for new purchasers, you may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Contract Value after the step-up.

 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued

 Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.


 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1st contract anniversary that is at least one year after the later of (1) the date of the first withdrawal under Spousal Lifetime Five or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Contract Value is greater than the Annual Income Amount by any amount. If 5% of the Contract Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive contract anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st contract anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.


 Spousal Lifetime Five does not affect your ability to make withdrawals under your contract or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Lifetime Five, if your cumulative withdrawals in a contract year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent contract years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that contract year.


 If, cumulatively, you withdraw an amount less than the Annual Income Amount under Spousal Lifetime Five Income Benefit in any contract year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent contract years.

 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the contract date and the effective date of Spousal Lifetime Five are February 1, 2005; 2.) an initial purchase payment of $250,000; 3.) the Contract Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Contract Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five Income Benefit.


 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):


 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Contract Value on March 1, 2006 (the date of the first withdrawal) =
    $263,000
 (c)Contract Value on February 1, 2006 (the first contract anniversary) =
    $265,000


 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 Example 1. Dollar-for-Dollar Reduction
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current contract year = $13,250 -
    $10,000 = $3,250
..   Annual Income Amount for future contract years remains at $13,250

 Example 2. Dollar-for-Dollar and Proportional Reductions
 If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current contract year = $0
..   Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 =
    $1,750) reduces Annual Income Amount for future contract years.
..   Reduction to Annual Income Amount = Excess Income/Contract Value before
    Excess Income X Annual Income Amount = $1,750 / ($263,000 - $13,250) X $13,250 = $93
..   Annual Income Amount for future contract years = $13,250 - $93 = $13,157


 Example 3. Step-Up of the Annual Income Amount

 If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Contract Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

 Benefits Under Spousal Lifetime Five
..   To the extent that your Contract Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that contract year equal to the remaining Annual Income Amount for the contract year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Contract Value was reduced to zero. In subsequent contract years we make payments that equal the Annual Income Amount as described above. No further purchase payments will be accepted under your contract. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.
    To the extent that cumulative withdrawals in the current contract year that reduced your Contract Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
..   If annuity payments are to begin under the terms of your contract or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent contract years, you can elect one of the following two options:

    1. apply your Contract Value to any annuity option available; or
    2. request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your contract. The amount that will be applied to provide such annuity payments will be the greater of:

    1. the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates guaranteed in your contract; and
    2. the Contract Value.

..   If no withdrawal was ever taken, we will determine an initial Protected
    Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations
..   Withdrawals under Spousal Lifetime Five are subject to all of the terms and conditions of the contract, including any withdrawal charges.
..   Withdrawals made while Spousal Lifetime Five is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the contract. Spousal Lifetime Five does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal (plus any applicable withdrawal charges). If you surrender your contract, you will receive the current surrender value.
..   You can make withdrawals from your contract while your Contract Value is greater than zero without purchasing Spousal Lifetime Five. Spousal
    Lifetime Five provides a guarantee that if your Contract Value declines due to market performance, you will be able to receive your Annual Income
    Amount in the form of periodic benefit payments.
..   In general, you must allocate your Contract Value in accordance with the then-available option(s) that we may prescribe, in order to elect and maintain Spousal Lifetime Five. If, subsequent to your election of the benefit, we change our requirements for how Contract Value must be allocated under the benefit, that new requirement will apply only to new elections of the benefit, and will not compel you to re-allocate your Contract Value in accordance with our newly-adopted requirements. All subsequent transfers and purchase payments will be subject to the new investment limitations.
..   There may be circumstances where you will continue to be charged the full amount for Spousal Lifetime Five even when the benefit is only providing a guarantee of income based on one life with no survivorship.
..   In order for the surviving Designated Life to continue Spousal Lifetime
    Five upon the death of an owner, the Designated Life must elect to assume ownership of the contract under the Spousal Continuation Option.

 Election of and Designations of Spousal Lifetime Five
 Spousal Lifetime Five can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the
 Designated Lives to die. Currently, the benefit may only be elected where the contract owner, annuitant and beneficiary designations are as follows:
..   One contract owner, where the annuitant and the contract owner are the same person and the beneficiary is the contract owner's spouse. The contract owner/annuitant and the beneficiary each must be at least 55 years old at the time of election; or
..   Co-contract owners, where the contract owners are each other's spouses. The beneficiary designation must be the surviving spouse. The first named contract owner must be the annuitant. Both contract owners must each be 55 years old at the time of election.

 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued

..   One contract owner, where the owner is a custodial account established to hold retirement assets for the benefit of the annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the annuitant is the co-annuitant. Both the annuitant and co-annuitant must each be at least 55 years old at the time of election. When the contract is set up in this manner, in order for Spousal Lifetime Five to be continued after the death of the first designated life (the annuitant), the custodian must have elected to continue the contract, with the second designated life (the co-annuitant) named as annuitant.

 No ownership changes or annuitant changes will be permitted once this benefit is elected. However, if the contract is co-owned, the contract owner that is not the annuitant may be removed without affecting the benefit.

 Spousal Lifetime Five can be elected at the time that you purchase your contract. We also offer existing contract owners the option to elect Spousal Lifetime Five after the contract date of their contract, subject to our eligibility rules and restrictions. Your Contract Value as of the date of election will be used as a basis to calculate the initial Protected Withdrawal Value and the Annual Income Amount.


 Currently, if you terminate Spousal Lifetime Five, you may only be permitted to re-elect the benefit or elect the another lifetime withdrawal benefit on any anniversary of the contract date that is at least 90 calendar days from the date the benefit was last terminated.


 We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to contract owners who have an effective Spousal Lifetime Five Income Benefit.

 Termination of Spousal Lifetime Five
 Spousal Lifetime Five terminates automatically when your Annual Income Amount equals zero. You may terminate Spousal Lifetime Five at any time by notifying us. If you terminate Spousal Lifetime Five, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. We reserve the right to further limit the frequency election in the future. Spousal Lifetime Five terminates upon your surrender of the contract, upon the first Designated Life to die if the contract is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.

 The charge for Spousal Lifetime Five will no longer be deducted from your Contract Value upon termination of the benefit.


 Additional Tax Considerations for Qualified Contracts

 If you purchase an annuity contract as an investment vehicle for "qualified" investments, including an IRA, the minimum distribution rules under the Code require that you begin receiving periodic amounts from your contract beginning after age 70 1/2. Roth IRAs are not subject to these rules during the contract owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any contract year that required minimum distributions due from your contract are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution under the tax law.


 HIGHEST DAILY LIFETIME FIVE/SM /INCOME BENEFIT (HD5)/SM/
 We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of market performance on the Contract Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Contract, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. We discuss Highest Daily Lifetime Five in greater detail immediately below. In addition, please see the Glossary section of this prospectus for definitions of some of the key terms used with this benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Highest Daily Lifetime Five, and in the Appendices to this prospectus, we set forth the formula under which we make those asset transfers.

 Currently, if you elect Highest Daily Lifetime Five and subsequently terminate the benefit, you will not be able to re-elect Highest Daily Lifetime Five, and may have a waiting period until you can elect another lifetime withdrawal benefit. Specifically, you may be permitted to elect another lifetime withdrawal benefit only on an anniversary of the contract date that is at least 90 calendar days from the date that Highest Daily Lifetime Five was terminated. We reserve the right to further limit the election frequency in the future. The income benefit under Highest Daily Lifetime Five currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Five Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Contract Value in accordance with the then-permitted and available investment option(s) with this program.

 As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Contract Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Contract Value, it is possible for the Contract Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Contract Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

 KEY FEATURE - Total Protected Withdrawal Value
 The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value, then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

 The Protected Withdrawal Value initially is equal to the Contract Value on the date that you elect Highest Daily Lifetime Five. On each business day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such business day (the "Current Business Day"), the Protected Withdrawal Value is equal to the greater of:
..   the Protected Withdrawal Value for the immediately preceding business day
    (the "Prior Business Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Business Day and the Current Business Day (i.e., one day for successive business days, but more than one calendar day for business days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Credit) made on the Current Business Day; and
..   the Contract Value.

 If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Contract Value.

 The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If no such withdrawal is taken, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

 (a)200% of the Contract Value on the date you elected Highest Daily Lifetime Five;
 (b)200% of all Purchase Payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and
 (c)100% of all Purchase Payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

 We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments (and any associated Credits) will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

 KEY FEATURE - Total Annual Income Amount Under the Highest Daily Lifetime Five Benefit
 The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value. For purposes of the asset transfer formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value. Under the Highest Daily Lifetime Five Benefit, if your cumulative withdrawals in a Contract Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Contract Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Contract Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Contract Value immediately prior to such withdrawal (see examples of this calculation below). Reductions

 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued


 include the actual amount of the withdrawal, including any withdrawal charge that may apply. A Purchase Payment that you make will increase the then-existing Total Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Contract Value increases subsequent to your first withdrawal. We begin examining the Contract Value for purposes of this feature starting with the anniversary of the Contract Date (the "Contract Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Contract Anniversary, we identify the Contract Value on the business days corresponding to the end of each quarter that (i) is based on your Contract Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Contract Year. If the end of any such quarter falls on a holiday or a weekend, we use the next business day. We multiply each of those quarterly Contract Values by 5%, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Contract Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Contract Anniversary, by performing a similar examination of the Contract Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Five program does not affect your ability to make withdrawals under your contract, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in a Contract Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Contract Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Contract Year.

 If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Contract Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Contract Years.

 Examples of dollar-for-dollar and proportional reductions and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:
..   The Contract Date is December 1, 2006.
..   The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

 Dollar-for-Dollar Reductions
 On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Contract on this date, the remaining Total Annual Income Amount for that Contract Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional Reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Contract Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Contract Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Contract Years on a proportional basis based on the ratio of the excess withdrawal to the Contract Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Contract Year, each would result in another proportional reduction to the Total Annual Income Amount).

 Here is the calculation:



  Contract Value before withdrawal                               $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Contract Value immediately before excess withdrawal of $1,500  $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Contract Value immediately before excess withdrawal $106,500.00
  Ratio                                                                 1.41%
  Total Annual Income Amount                                     $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Total Annual Income Amount for future Contract Years           $  5,915.49



 Highest Quarterly Auto Step-Up
 On each Contract Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Contract Anniversary in subsequent years), adjusted for excess withdrawals and additional Purchase Payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

 Continuing the same example as above, the Total Annual Income Amount for this Contract Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Contract Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Contract Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Business Days occur after the excess withdrawal on August 6.



                                     Highest Quarterly      Adjusted Total
                                    Value (adjusted with Annual Income Amount
                                       withdrawal and     (5% of the Highest
         Date*       Contract Value Purchase Payments)**   Quarterly Value)
   --------------------------------------------------------------------------
     June 1, 2007     $118,000.00       $118,000.00           $5,900.00
   --------------------------------------------------------------------------
    August 6, 2007    $110,000.00       $112,885.55           $5,644.28
   --------------------------------------------------------------------------
   September 1, 2007  $112,000.00       $112,885.55           $5,644.28
   --------------------------------------------------------------------------
   December 1, 2007   $119,000.00       $119,000.00           $5,950.00
   --------------------------------------------------------------------------



 * In this example, the Contract Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Contract Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Contract Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Contract Year), resulting in an adjusted Contract Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Contract Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Contract Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Contract Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Contract Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

 Benefits Under the Highest Daily Lifetime Five Program.
 To the extent that your Contract Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Contract Year equal to the remaining Total Annual Income Amount for the Contract Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Contract Value was reduced to zero. In subsequent Contract Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Contract Year that reduced your Contract Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.


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 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued



 If annuity payments are to begin under the terms of your Contract, or if you decide to begin receiving annuity payments and there is a Total Annual Income Amount due in subsequent Contract Years, you can elect one of the following two options:

 (1)apply your Contract Value to any annuity option available; or

 (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Contract. The amount that will be applied to provide such annuity payments will be the greater of:

 (1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Contract; and
 (2)the Contract Value.
   . If no withdrawal was ever taken, we will calculate the Total Annual Income Amount as if you made your first withdrawal on the date that annuity payments are to begin.
   . Please note that payments that we make under this benefit after the contract anniversary coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Contract, including any withdrawal charge.
..   Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Contract. The Highest Daily Lifetime Five Benefit does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal (plus any applicable withdrawal charge). If you surrender your Contract, you will receive the current surrender value.
..   You can make withdrawals from your Contract while your Contract Value is greater than zero without purchasing the Highest Daily Lifetime Five Benefit. The Highest Daily Lifetime Five Benefit provides a guarantee that if your Contract Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments. Please note that the payments that we make under this benefit after the contract anniversary coinciding with or next following the Annuitant's 95/th birthday will be treated as annuity payments.
..   Upon inception of the benefit, 100% of your Contract Value must be allocated to the permitted Sub-accounts. However, the asset transfer component of the benefit as described below may transfer Contract Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.
..   You cannot allocate Purchase Payments or transfer Contract Value to a Fixed
    Interest Rate Option if you elect Highest Daily Lifetime Five.
..   Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under the Contract.
..   In general, you must allocate your Contract Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Contract Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Contract Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Contract Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

 Election of and Designations Under the Program
 For Highest Daily Lifetime Five, there must be either a single Owner who is the same as the Annuitant, or if the Contract is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Contract will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.


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


 Currently, if you terminate the Highest Daily Lifetime Five benefit, you will
 (a) not be permitted to re-elect the benefit and (b) may be allowed to elect another lifetime withdrawal benefit only on any anniversary of the Contract Date that is at least 90 calendar days from the date the Highest Daily Lifetime Five Benefit was terminated. We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Highest Daily Lifetime Five benefit.

 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Contract (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Contract Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit.

 Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Contract Value on that Tenth Anniversary (or the next business day, if that anniversary is not a business day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 (a)your Contract Value on the day that you elected Highest Daily Lifetime Five; and
 (b)the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Contract Value on the Tenth Anniversary, we increase your Contract Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Contract Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Contract Value under this provision will be allocated to each of your variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Contract Value, immediately prior to the application of the amount. Any such amount will not be considered a purchase payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Contract Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Upon termination, we may limit or prohibit investment in the fixed interest rate options.

 Asset Transfer Component of Highest Daily Lifetime Five
 As indicated above, we limit the sub-accounts to which you may allocate Contract Value if you elect Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". The Permitted Sub-accounts are identified in the contract application. As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our specialized asset transfer program, under which we may transfer Contract Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate Purchase Payments to that Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

 Under the asset transfer component of Highest Daily Lifetime Five, we monitor your Contract Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with a formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in the Appendices to this prospectus). Speaking generally, the formula, which we apply each business day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Highest Daily Annual Income Amount (and thus your Target Value) would take into


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 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued


 account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Total Annual Income Amount.

 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Contract Value to the Benefit Fixed Rate Account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the Benefit Fixed Rate Account. In deciding how much to transfer, we use another formula, which essentially seeks to rebalance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Five, the ratios we use will be fixed. For newly issued annuities that elect Highest Daily Lifetime Five and existing annuities that elect Highest Daily Lifetime Five, however, we reserve the right to change the ratios.

 While you are not notified when your contract reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Contract Value either to or from the Benefit Fixed Rate Account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
..   Not make any transfer; or
..   If a portion of your Contract Value was previously allocated to the Benefit
    Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
..   Transfer all or a portion of your Contract Value in the Permitted
    Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 If a significant amount of your Contract Value is systematically transferred to the Benefit Fixed Rate Account during periods of market declines or low interest rates, less of your Contract Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. Under the reallocation formula that we employ, it is possible that over time a significant portion, and under certain circumstances all, of your Contract Value may be allocated to the Benefit Fixed Rate Account. Note that if your entire Contract Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, that value would remain in the Benefit Fixed Rate Account unless you made additional purchase payments to the Permitted Sub-accounts, which could cause Contract Value to transfer out of the Benefit Fixed Rate Account.

 Additional Tax Considerations
 If you purchase a contract as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the minimum distribution rules under the Code require that you begin receiving periodic amounts from your contract beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Contract Year that required minimum distributions due from your Contract are greater than such amounts. In addition, the amount and duration of payments under the contract payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.


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


 As indicated, withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the contract. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a non-qualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all purchase payments are returned under the contract, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (HD7)/SM/
 Highest Daily Lifetime Seven is offered as an alternative to Lifetime Five, Spousal Lifetime Five, and Highest Daily Lifetime Five. Currently, if you elect Highest Daily Lifetime Seven and subsequently terminate the benefit, you may have a waiting period until you can elect Spousal Lifetime Five, Lifetime Five, Highest Daily Lifetime Seven or Spousal Highest Daily Lifetime Seven. See "Election of and Designations under the Program" below for details. The income benefit under Highest Daily Lifetime Seven currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Seven Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Contract Value in accordance with the then permitted and available investment option(s) with this program. In the application for this benefit, we specify the permitted investment options - you may also contact us or your registered representative for further information.


 We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Contract Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Contract, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Highest Daily Lifetime Seven, and in Appendix D to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Contract Value, it is possible for the Contract Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Contract Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

 KEY FEATURE - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Contract Value. On each business day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Contract Value on the effective date of the benefit. On each business day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each business day (the "Current Business Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Business Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Business Day and the Current Business Day (i.e., one day for successive Business Days, but more than one calendar day for business days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current business day; and

 (2)the Contract Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 a. the Contract Value; or
 b. the Periodic Value on the date of the withdrawal.

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

 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued


 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Contract Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or
 (3)the sum of:

    (a)200% of the Contract Value on the effective date of the benefit;
    (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
    (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Contract Value.

 KEY FEATURE - Annual Income Amount Under the Highest Daily Lifetime Seven
 Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in a contract year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent contract years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that contract year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Contract Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 A Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Contract Value increases subsequent to your first withdrawal. We begin examining the Contract Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Contract Date of the Annuity (the "Contract Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Contract Anniversary, we identify the Contract Value on the business days corresponding to the end of each quarter that (i) is based on your contract year, rather than a calendar year;
 (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding contract year. If the end of any such quarter falls on a holiday or a weekend, we use the next business day. Having identified each of those quarter-end Contract Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Contract Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Contract Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Contract Anniversary, by performing a similar examination of the Contract Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

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 The Highest Daily Lifetime Seven program does not affect your ability to make withdrawals under your contract, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an contract year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent contract years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that contract year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any contract year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent contract years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
..   The Contract Date is December 1, 2007
..   The Highest Daily Lifetime Seven benefit is elected on March 5, 2008
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime Seven benefit

 Dollar-for-Dollar Reductions
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that contract year (up to and including December 1, 2008) is $3,500.

 This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional Reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Contract Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that contract year to $0. The remaining withdrawal amount - $1,500
 - reduces the Annual Income Amount in future contract years on a proportional basis based on the ratio of the excess withdrawal to the Contract Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that contract year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

  Contract Value before withdrawal                               $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Contract Value immediately before excess withdrawal of $1,500  $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Contract Value immediately before excess withdrawal $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future contract years                 $  5,915.49

 Highest Quarterly Auto Step-Up
 On each Contract Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Contract Anniversary) of the highest quarterly value since your first withdrawal (or last Contract Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this contract year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next contract year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Contract Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 business days occur after the excess withdrawal on August 6.

 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued



                                      Highest Quarterly    Adjusted Annual
                                     Value (adjusted with Income Amount (5%
                                        withdrawal and     of the Highest
          Date*       Contract Value Purchase Payments)** Quarterly Value)
    -----------------------------------------------------------------------
      June 1, 2008     $118,000.00       $118,000.00          $5,900.00
    -----------------------------------------------------------------------
     August 6, 2008    $110,000.00       $112,885.55          $5,644.28
    -----------------------------------------------------------------------
    September 1, 2008  $112,000.00       $112,885.55          $5,644.28
    -----------------------------------------------------------------------
    December 1, 2008   $119,000.00       $119,000.00          $5,950.00
    -----------------------------------------------------------------------


 * In this example, the Contract Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Contract Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Contract Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the contract year), resulting in an adjusted Contract Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Contract Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Contract Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Contract Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next contract year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 Benefits Under the Highest Daily Lifetime Seven Program
..   To the extent that your Contract Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that contract year equal to the remaining Annual Income Amount for the contract year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Contract Value was reduced to zero. In subsequent contract years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current contract year that reduced your Contract Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent contract years, you can elect one of the following two options:

    (1)apply your Contract Value to any Annuity option available; or
    (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your contract. The amount that will be applied to provide such Annuity payments will be the greater of:

 (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
 (2)the Contract Value.
   . If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

   . Please note that payments that we make under this benefit after the Contract Anniversary coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Contract, including any CDSC.
..   Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Contract. The Highest Daily Lifetime Seven Benefit does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Contract you will receive the current surrender value.
..   You can make withdrawals from your Contract while your Contract Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Contract Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Upon inception of the benefit, 100% of your Contract Value must be allocated to the permitted Sub-accounts.

..   You cannot allocate Purchase Payments or transfer Contract Value to the AST
    Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Investment Options Can I Choose?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the elected Sub-accounts and an AST Investment Grade
    Bond Portfolio Sub-account triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under the contract.

..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Highest Daily Lifetime Seven Benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements.

..   The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected
    Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next business day, if the quarter-end is not a business day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Contract Value alone. If the fee to be deducted exceeds the current Contract Value, we will reduce the Contract Value to zero, and continue the benefit as described above.

 Election of and Designations Under the Program
 For Highest Daily Lifetime Seven, there must be either a single Owner who is the same as the Annuitant, or if the Contract is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Contract will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity.

 Highest Daily Lifetime Seven can be elected at the time that you purchase your Contract or after the Contract Date, subject to our eligibility rules and restrictions.


 Currently, if you terminate the Highest Daily Lifetime Seven benefit, you may only be allowed to re-elect the benefit or elect another lifetime withdrawal benefit on any anniversary of the Contract Date that is at least 90 calendar days from the date the Highest Daily Lifetime Seven Benefit was terminated. We reserve the right to further limit the election frequency in the future. Similarly, we generally may permit those who have terminated Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five or the Spousal Highest Daily Lifetime Seven to elect Highest Daily Lifetime Seven only on an anniversary of the Contract Date that is at least 90 calendar days from the date that such benefit was terminated. We reserve the right to waive that requirement.

 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued


 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Contract Value on that Tenth Anniversary (or the next business day, if that anniversary is not a business day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a. your Contract Value on the day that you elected Highest Daily Lifetime Seven; and
 b. the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Contract Value on the Tenth Anniversary, we increase your Contract Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Contract Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Contract Value under this provision will be allocated to each of your variable investment options (other than a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Contract Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Contract Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Contract (iii) upon your election to begin receiving annuity payments (although if you have elected to take the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount), (iv) upon the death of the Annuitant (v) if both the Contract Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Program).

 Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 Asset Transfer Component of Highest Daily Lifetime Seven
 As indicated above, we limit the Sub-accounts to which you may allocate Contract Value if you elect Highest Daily Lifetime Seven. For purposes of this benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized asset transfer program, under which we may transfer Contract Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to the AST Investment Grade Bond Sub-account. Under the asset transfer component of Highest Daily Lifetime Seven, we monitor your Contract Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in the Appendices to this prospectus. Speaking generally, the formula, which we apply each business day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Contract Value to the AST Investment Grade Bond Sub-account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the AST Investment Grade Bond Sub-account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued contracts that elect Highest Daily Lifetime Seven and existing contracts that elect Highest Daily Lifetime Seven, however, we reserve the right to change the ratios.

 While you are not notified when your Contract reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Contract Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
..   Not make any transfer; or
..   If a portion of your Contract Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the AST Investment Grade Bond Sub-account will be withdrawn for this purpose on a last-in, first-out basis; or
..   Transfer all or a portion of your Contract Value in the Permitted
    Sub-accounts pro-rata to the AST Investment Grade Bond Sub-account.

 If a significant amount of your Contract Value is systematically transferred to the AST Investment Grade Bond Sub-account during periods of market declines or low interest rates, less of your Contract Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. Under the reallocation formula that we employ, it is possible that a significant portion of your Contract Value may be allocated to the AST Investment Grade Bond Sub-account. Note that if your entire Contract Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, that value would remain in the AST Investment Grade Bond Sub-account unless you made additional Purchase Payments to the Permitted Sub-accounts, which could cause Contract Value to transfer out of the AST Investment Grade Bond Sub-account.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Contract year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "KEY FEATURE - Protected Withdrawal Value".

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the contract. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the contract, all subsequent withdrawal amounts will be taxed as ordinary income.


 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (SHD7)/SM/
 Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. Currently, if you elect Spousal Highest Daily Lifetime Seven and subsequently terminate the benefit, you may have a waiting period until you can elect Spousal Lifetime Five, Lifetime Five, Highest Daily Lifetime Seven, or Spousal Highest Daily Lifetime Seven. See "Election of and Designations under the Program" below for details. Spousal Highest Daily Lifetime Seven must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 59 1/2 years old when the benefit is elected. Spousal Highest Daily Lifetime Seven is not available if you elect any other optional living benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Contract Value in accordance with the then permitted and available

 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued


 investment option(s) with this program. In the application for this benefit, we specify the permitted investment options - you may also contact us or your registered representative for further information.

 We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Contract Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Contract, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix D to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Contract Value, it is possible for the Contract Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Contract Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

 KEY FEATURE - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Contract Value. On each business day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Contract Value on the effective date of the benefit. On each business day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each business day (the "Current Business Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Business Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Business Day and the Current Business Day (i.e., one day for successive business Days, but more than one calendar day for business days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Business Day; and

 (2)the Contract Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 a. the Contract Value; or
 b. the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Contract Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or
 (3)the sum of:

    (a)200% of the Contract Value on the effective date of the benefit;
    (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
    (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Contract Value.

 KEY FEATURE - Annual Income Amount Under the Spousal Highest Daily Lifetime Seven Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Contract due to death or divorce. Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in a contract year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent contract years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that contract year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Contract Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount. A Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Contract Value increases subsequent to your first withdrawal. We begin examining the Contract Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Contract Date of the Annuity (the "Contract Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Contract Anniversary, we identify the Contract Value on the business days corresponding to the end of each quarter that (i) is based on your contract year, rather than a calendar year;
 (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding contract year. If the end of any such quarter falls on a holiday or a weekend, we use the next business day. Having identified each of those quarter-end Contract Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Contract Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Contract Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Contract Anniversary, by performing a similar examination of the Contract Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Spousal Highest Daily Lifetime Seven program does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in a contract year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent contract years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that contract year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any contract year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent contract years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
..   The Contract Date is December 1, 2007
..   The Spousal Highest Daily Lifetime Seven benefit is elected on March 5,
    2008.
..   The youngest Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime Seven benefit.

 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued



 Dollar-for-Dollar Reductions
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that contract year (up to and including December 1, 2008) is $3,500.

 This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional Reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Contract Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that contract year to $0. The remaining withdrawal amount - $1,500
 - reduces the Annual Income Amount in future contract years on a proportional basis based on the ratio of the excess withdrawal to the Contract Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that contract year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:



  Contract Value before withdrawal                               $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Contract Value immediately before excess withdrawal of $1,500  $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Contract Value immediately before excess withdrawal $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future contract years                 $  5,915.49



 Highest Quarterly Auto Step-Up
 On each Contract Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Contract Anniversary) of the highest quarterly value since your first withdrawal (or last Contract Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this contract year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next contract year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Contract Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 business days occur after the excess withdrawal on August 6.



                                      Highest Quarterly    Adjusted Annual
                                     Value (adjusted with Income Amount (5%
                                        withdrawal and     of the Highest
          Date*       Contract Value Purchase Payments)** Quarterly Value)
    -----------------------------------------------------------------------
      June 1, 2008     $118,000.00       $118,000.00          $5,900.00
    -----------------------------------------------------------------------
     August 6, 2008    $110,000.00       $112,885.55          $5,644.28
    -----------------------------------------------------------------------
    September 1, 2008  $112,000.00       $112,885.55          $5,644.28
    -----------------------------------------------------------------------
    December 1, 2008   $119,000.00       $119,000.00          $5,950.00
    -----------------------------------------------------------------------



 * In this example, the Contract Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Contract Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Contract Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the contract year), resulting in an adjusted Contract Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Contract Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Contract Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Contract Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next contract year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 Benefits Under the Spousal Highest Daily Lifetime Seven Program
..   To the extent that your Contract Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that contract year equal to the remaining Annual Income Amount for the contract year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Contract Value was reduced to zero. In subsequent contract years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current contract year that reduced your Contract Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the contract, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your contract, or if you decide to begin receiving annuity payments and there is a Annual Income Amount due in subsequent contract years, you can elect one of the following two options:

    (1)apply your Contract Value to any Annuity option available; or
    (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then annuity payments will be made as a life annuity for the lifetime of the Designated Life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your contract. The amount that will be applied to provide such annuity payments will be the greater of:

 (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Contract; and
 (2)the Contract Value.
   . If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
   . Please note that payments that we make under this benefit after the Contract Anniversary coinciding with or next following the older of the owner or Annuitant's 95th birthday, will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Spousal Highest Daily Lifetime Seven Benefit are subject to all of the terms and conditions of the contract, including any CDSC.
..   Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the contract. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your contract you will receive the current surrender value.
..   You can make withdrawals from your contract while your Contract Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven Benefit. The Spousal Highest Daily Lifetime benefit provides a guarantee that if your Contract Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Upon inception of the benefit, 100% of your Contract Value must be allocated to the permitted Sub-accounts.

 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued


..   You cannot allocate Purchase Payments or transfer Contract Value to the AST
    Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Investment Options Can I Choose?" Upon the initial transfer of your Account Value into the AST Investment Grade Bond Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your contract without purchasing the Spousal
    Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Contract Value declines due to market performance, you will be able to receive your Annual Income
    Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements.
..   The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the
    Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next business day, if the quarter-end is not a business day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Contract Value alone. If the fee to be deducted exceeds the current Contract Value, we will reduce the Contract Value to zero, and continue the benefit as described above.

 Election of and Designations Under the Program
 Spousal Highest Daily Lifetime Seven can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the program and at the death of the first of the Designated Lives to die. Currently, Spousal Highest Daily Lifetime Seven only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b) if the contract initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the contract appoint a new Designated Life upon re-marriage.

 Spousal Highest Daily Lifetime Seven can be elected at the time that you purchase your contract or after the Contract Date, subject to our eligibility rules and restrictions.

 Currently, if you terminate the Spousal Highest Daily Lifetime Seven benefit, you may only be allowed to re-elect the benefit or to elect another lifetime withdrawal benefit on any anniversary of the Contract Date that is at least 90 calendar days from the date the Spousal Highest Daily Lifetime Seven Benefit was terminated. We reserve the right to further limit the election frequency in the future. Similarly, we generally may permit those who have terminated Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, or Highest Daily Lifetime Seven to elect Spousal Highest Daily Lifetime Seven only on an anniversary of the Contract Date that is at least 90 calendar days from the date that such benefit was terminated. We reserve the right to waive that requirement.

 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Contract Value on that Tenth Anniversary (or the next business day, if that anniversary is not a business day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a. your Contract Value on the day that you elected Spousal Highest Daily Lifetime Seven; and
 b. the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Contract Value on the Tenth Anniversary, we increase your Contract Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Contract Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Contract Value under this provision will be allocated to each of your variable investment options (other than a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Contract Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Contract Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the contract (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount), (iv) upon your surrender of the contract (v) upon your election to begin receiving annuity payments (vi) if both the Contract Value and Annual Income Amount equal zero or (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Program).

 Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 Asset Transfer Component of Spousal Highest Daily Lifetime Seven
 As indicated above, we limit the Sub-accounts to which you may allocate Contract Value if you elect Spousal Highest Daily Lifetime Seven. For purposes of this benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized asset transfer program, under which we may transfer Contract Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to the AST Investment Grade Bond Sub-account. Under the asset transfer component of Spousal Highest Daily Lifetime Seven, we monitor your Contract Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in the Appendix D to this prospectus. Speaking generally, the formula, which we apply each business day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily annual income amount. Note that we use 5% in the formula, irrespective of the youngest Designated Life's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 5: WHAT ARE THE LIFETIME WITHDRAWAL BENEFITS? continued



 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Contract Value to the AST Investment Grade Bond Sub-account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the AST Investment Grade Bond Sub-account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right to change the ratios.

 While you are not notified when your contract reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Contract Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
..   Not make any transfer; or
..   If a portion of your Contract Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the AST Investment Grade Bond Sub-account will be withdrawn for this purpose on a last-in, first-out basis; or
..   Transfer all or a portion of your Contract Value in the Permitted
    Sub-accounts pro-rata to the AST Investment Grade Bond Sub-account.

 If a significant amount of your Contract Value is systematically transferred to the AST Investment Grade Bond Sub-account during periods of market declines or low interest rates, less of your Contract Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. Under the reallocation formula that we employ, it is possible that a significant portion of your Contract Value may be allocated to the AST Investment Grade Bond Sub-account. Note that if your entire Contract Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, that value would remain in the AST Investment Grade Bond Sub-account unless you made additional Purchase Payments to the Permitted Sub-accounts, which could cause Contract Value to transfer out of the AST Investment Grade Bond Sub-account.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any contract year that Required Minimum Distributions due from your Contract are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "KEY FEATURE - Protected Withdrawal Value".

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the contract. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the contract, all subsequent withdrawal amounts will be taxed as ordinary income.
   . Spousal Highest Daily Lifetime Seven Asset Allocation Formula. As indicated above, Spousal Highest Daily Lifetime Seven uses the same asset transfer formula as Highest Daily Lifetime Seven and uses the same table of age-related factors. See Appendix D.

 6: WHAT IS THE INCOME APPRECIATOR BENEFIT?

 INCOME APPRECIATOR BENEFIT
 The Income Appreciator Benefit (IAB) is an optional, supplemental income benefit that provides an additional income amount during the accumulation period or upon annuitization. The Income Appreciator Benefit is designed to provide you with additional funds that can be used to help defray the impact taxes may have on distributions from your contract. IAB may be suitable for you in other circumstances as well, which you can discuss with your registered representative. Because individual circumstances vary, you should consult with a qualified tax advisor to determine whether it would be appropriate for you to elect the Income Appreciator Benefit.

 If you want the Income Appreciator Benefit, you generally must elect it when you make your initial purchase payment. Once you elect the Income Appreciator Benefit, you may not later revoke it.
..   The annuitant must be 75 or younger in order for you to elect the Income
    Appreciator Benefit.
..   If you choose the Income Appreciator Benefit, we will impose an annual charge equal to 0.25% of your Contract Value. See Section 8, "What Are The Expenses Associated With The Strategic Partners Plus 3 Contract?"

 Activation of the Income Appreciator Benefit
 YOU CAN ACTIVATE THE INCOME APPRECIATOR BENEFIT AT ANY TIME AFTER IT HAS BEEN IN FORCE FOR SEVEN YEARS. To activate the Income Appreciator Benefit, you must send us a written request in good order.

 Once activated, you can receive the Income Appreciator Benefit:
..   (IAB OPTION 1) at annuitization when determining an annuity payment;
..   (IAB OPTION 2) during the accumulation phase through the IAB automatic withdrawal payment program; or
..   (IAB OPTION 3) during the accumulation phase as an Income Appreciator
    Benefit credit to your contract over a 10-year period.

 Income Appreciator Benefit payments are treated as earnings and may be subject to tax upon withdrawal. See Section 10, "What Are The Tax Considerations Associated With The Strategic Partners Plus 3 Contract?"

 If you do not activate the benefit prior to the maximum annuitization age you may lose all or part of the IAB.

 CALCULATION OF THE INCOME APPRECIATOR BENEFIT
 We will calculate the Income Appreciator Benefit amount as of the date we receive your written request in good order (or, for IAB Option 1, on the annuity date). We do this by multiplying the current earnings in the contract by the applicable Income Appreciator Benefit percentage based on the number of years the Income Appreciator Benefit has been in force. For purposes of calculating the Income Appreciator Benefit:
..   earnings are calculated as the difference between the Contract Value and the sum of all purchase payments;
..   earnings do not include (1) any amount added to the Contract Value as a result of the Spousal Continuance Option, or (2) if we were to permit you to elect the Income Appreciator Benefit after the contract date, any earnings accrued under the contract prior to that election;
..   withdrawals reduce earnings first, then purchase payments, on a dollar-for-dollar basis;
..   the table below shows the Income Appreciator Benefit percentages corresponding to the number of years the Income Appreciator Benefit has been in force.

         Number of Years Income Appreciator Benefit Income Appreciator
                     has been in Force              Benefit Percentage
         -------------------------------------------------------------
                            0-6                            0%
         -------------------------------------------------------------
                            7-9                            15%
         -------------------------------------------------------------
                           10-14                           20%
         -------------------------------------------------------------
                            15+                            25%
         -------------------------------------------------------------

 IAB Option 1 - Income Appreciator Benefit At Annuitization
 Under this option, if you choose to activate the Income Appreciator Benefit at annuitization, we will calculate the Income Appreciator Benefit amount on the annuity date and add it to the adjusted Contract Value for purposes of determining the amount available for annuitization. You may apply this amount to any annuity or settlement option over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

 UPON ANNUITIZATION, YOU MAY LOSE ALL OR A PORTION OF THE INCOME APPRECIATOR BENEFIT IF YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD

 6: WHAT IS THE INCOME APPRECIATOR BENEFIT? continued

 CERTAIN OPTION FOR AT LEAST 15 YEARS. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.

 Effect of Income Appreciator Benefit on Guaranteed Minimum Income Benefit
 If you exercise the Guaranteed Minimum Income Benefit feature and an Income Appreciator Benefit amount remains payable under your contract, the value we use to calculate the annuity payout amount will be the greater of:

 1. the adjusted Contract Value plus the remaining Income Appreciator Benefit amount, calculated at current IAB annuitization rates; or

 2. the GMIB protected value plus the remaining Income Appreciator Benefit amount, calculated using the GMIB guaranteed annuity purchase rates shown in the contract.

 If you exercise the Guaranteed Minimum Income Benefit feature and activate the Income Appreciator Benefit at the same time, you must choose among the Guaranteed Minimum Income Benefit annuity payout options available at the time.

 Terminating the Income Appreciator Benefit
 The Income Appreciator Benefit will terminate on the earliest of:
..   the date you make a total withdrawal from the contract;
..   the date a death benefit is payable if the contract is not continued by the surviving spouse under the Spousal Continuance Option;
..   the date the Income Appreciator Benefit amount is reduced to zero
    (generally ten years after activation) under IAB Options 2 and 3;
..   the date of annuitization; or
..   the date the contract terminates.

 Upon termination of the Income Appreciator Benefit, we cease imposing the associated charge.

 INCOME APPRECIATOR BENEFIT OPTIONS DURING THE ACCUMULATION PHASE
 You may choose IAB Option 1 at annuitization, but you may instead choose IAB Options 2 or 3 during the accumulation phase of your contract. Income Appreciator Benefit payments under IAB Options 2 and 3 will begin on the same day of the month as the contract date, beginning with the next month following our receipt of your request in good order. Under IAB Options 2 and 3, you can choose to have the Income Appreciator Benefit amounts paid or credited monthly, quarterly, semi-annually, or annually.

 IAB OPTIONS 2 AND 3 INVOLVE A TEN-YEAR PAYMENT PERIOD. IF THE 10-YEAR PAYMENT PERIOD WOULD END AFTER THE ANNUITY DATE AND YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION OF AT LEAST 15 YEARS OR YOU MAKE A FULL WITHDRAWAL, YOU MAY LOSE ALL OR ANY REMAINING PORTION OF THE INCOME APPRECIATOR BENEFIT. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.

 IAB OPTION 2 - Income Appreciator Benefit Automatic Withdrawal Payment Program Under this option, you elect to receive the Income Appreciator Benefit during the accumulation phase. When you activate the benefit, a 10-year Income Appreciator Benefit automatic withdrawal payment program begins. We will pay you the Income Appreciator Benefit amount in equal installments over a 10-year payment period. You may combine this Income Appreciator Benefit amount with an automated withdrawal amount from your Contract Value, in which case each combined payment must be at least $100.

 The maximum automated withdrawal payment amount that you may receive from your Contract Value under this Income Appreciator Benefit program in any contract year during the 10-year period may not exceed 10% of the Contract Value as of the date you activate the Income Appreciator Benefit.

 Once we calculate the Income Appreciator Benefit, the amount will not be affected by changes in Contract Value due to the investment performance of any allocation option. Withdrawal charges may apply to automatic withdrawal payment amounts, but not to amounts attributable to the Income Appreciator Benefit.

 After the ten-year payment period has ended, if the remaining Contract Value is $2,000 or more, the contract will continue. If the remaining Contract Value is less than $2,000 after the end of the 10-year payment period, we will pay you the remaining Contract

 Value and the contract will terminate. If the Contract Value falls below the minimum amount required to keep the contract in force due solely to investment results before the end of the 10-year payment period, we will continue to pay the Income Appreciator Benefit amount for the remainder of the 10-year payment period.

 Discontinuing the Income Appreciator Benefit Automatic Withdrawal Payment Program Under IAB Option 2
 You may discontinue the Income Appreciator Benefit payment program under IAB Option 2 and activate IAB Option 3 at any time after payments have begun and before the last payment is made. We will add the remaining Income Appreciator Benefit amount to the Contract Value at the same frequency as your initial election until the end of the 10-year payment period. We will treat any Income Appreciator Benefit amount added to the Contract Value as additional earnings. Unless you direct us otherwise, we will allocate these additions to the variable investment options, fixed interest rate options, or the market value adjustment option in the same proportions as your most recent purchase payment allocation percentages.

 You may discontinue the Income Appreciator Benefit payment program under IAB Option 2 before the last payment is made and elect an annuity or settlement option. We will add the balance of the Income Appreciator Benefit amount for the 10-year payment period to the Contract Value in a lump sum before determining the adjusted Contract Value. The adjusted Contract Value may be applied to any annuity or settlement option that is paid over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

 IAB Option 3 - Income Appreciator Benefit Credit to Contract Value
 Under this option, you can activate the Income Appreciator Benefit and receive the benefit as credits to your Contract Value over a 10-year payment period. We will allocate these Income Appreciator Benefit credits to the variable investment options, the fixed interest rate options, or the market value adjustment option in the same manner as your current allocation, unless you direct us otherwise. We will waive the $1,000 minimum requirement for the market value adjustment option. We will calculate the Income Appreciator Benefit amount on the date we receive your written request in good order. Once we have calculated the Income Appreciator Benefit, the Income Appreciator Benefit credit will not be affected by changes in Contract Value due to the investment performance of any allocation option.

 Before we add the last Income Appreciator Benefit credit to your Contract Value, you may switch to IAB Option 2 and receive the remainder of the Income Appreciator Benefit as payments to you (instead of credits to the Contract Value) under the Income Appreciator Benefit program for the remainder of the 10-year payment period.

 You can also request that any remaining payments in the 10-year payment period be applied to an annuity or settlement option that is paid over the lifetime of the annuitants, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

 Excess Withdrawals
 During the 10 year period under IAB options 2 or 3, an "excess withdrawal" occurs when any amount is withdrawn from your Contract Value in a contract year that exceeds the sum of (1) 10% of the Contract Value as of the date the Income Appreciator Benefit was activated plus (2) earnings since the Income Appreciator Benefit was activated that have not been previously withdrawn.

 We will deduct the excess withdrawal on a proportional basis from the remaining Income Appreciator Benefit amount. We will then calculate and apply a new reduced Income Appreciator Benefit amount.

 Withdrawals you make in a contract year that do not exceed the sum of (1) 10% of the Contract Value as of the date the Income Appreciator Benefit was activated plus (2) earnings since the Income Appreciator Benefit was activated that have not been previously withdrawn do not reduce the remaining Income Appreciator Benefit amount. Additionally, if the amount withdrawn in any year is less than the excess withdrawal threshold, the difference between the amount withdrawn and the threshold can be carried over to subsequent years on a cumulative basis and withdrawn without causing a reduction to the Income Appreciator Benefit amount.


 Effect of Total Withdrawal on Income Appreciator Benefit. We will not make Income Appreciator Benefit payments after the date you make a total withdrawal of the contract surrender value.


 7: HOW CAN I PURCHASE A STRATEGIC PARTNERS PLUS 3 CONTRACT?

 PURCHASE PAYMENTS
 The initial purchase payment is the amount of money you give us to purchase the contract. Unless we agree otherwise, and subject to our rules, the minimum initial purchase payment is $10,000. You must get our prior approval for any initial and additional purchase payment of $1,000,000 or more, unless we are prohibited under applicable state law from insisting on such prior approval. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no

 7: HOW CAN I PURCHASE A STRATEGIC PARTNERS PLUS 3 CONTRACT? continued

 less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers.


 You may purchase this contract only if the oldest of the owner, joint owner, annuitant, or co-annuitant is age 85 or younger on the contract date. Certain age limits apply to certain features and benefits described herein. No subsequent purchase payments may be made on or after the earliest of the 86th birthday of:

..   the owner,
..   the joint owner,
..   the annuitant, or
..   the co-annuitant.

 Currently, the maximum aggregate purchase payments you may make is $7 million. We limit the maximum total purchase payments in any contract year other than the first to $2 million absent our prior approval.

 ALLOCATION OF PURCHASE PAYMENTS
 When you purchase a contract, we will allocate your invested purchase payment among the variable or fixed interest rate investment options, or the market value adjustment option based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.

 When you make an additional purchase payment, it will be allocated in the same way as your most recent purchase payment, unless you tell us otherwise. Allocations to the DCA Fixed Rate Option must be no less than $2,000 and, allocations to the market value adjustment option must be no less than $1,000.

 You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.

 We generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time. Our business day may close earlier, for example if regular trading on the New York Stock Exchange closes early. Subsequent purchase payments received in good order after the close of the business day will be credited on the following business day. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in our general account and may earn interest on such amount. You will not be credited with interest during that period.

 At our discretion, we may give initial and subsequent purchase payments (as well as withdrawals and transfers) received in good order by certain broker/dealers prior to the close of a business day the same treatment as they would have received had they been received at the same time at the Prudential Annuity Service Center. For more detail, talk to your registered representative.

 Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions, and thereby refuse to accept purchase payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your contract to government regulators.

 CREDITS
 If you purchase the Contract With Credit, we will add a credit amount to your Contract Value with each purchase payment you make. The credit amount is allocated to the variable or fixed interest rate investment options or the market value adjustment option in the same percentages as the purchase payment.

 The bonus credit that we pay with respect to any purchase payment depends on
 (i) the age of the older of the owner or joint owner on the date on which the purchase payment is made and (ii) the amount of the purchase payment. Specifically,
..   if the elder owner is 80 or younger on the date that the purchase payment is made, then we will add a bonus credit to the purchase payment equal to 4% if the purchase payment is less than $250,000; 5% if the purchase payment is equal to or greater than $250,000 but less than $1 million; or 6% if the purchase payment is $1 million or greater; and
..   if the older owner is aged 81-85 on the date that the purchase payment is made, then we will add a bonus credit equal to 3% of the amount of the purchase payment.

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

 Under the Contract With Credit, if the owner returns the contract during the free look period, we will recapture the bonus credits. If we pay a death benefit under the contract, we have a contractual right to take back any credit we applied within one year of the date of death.

 CALCULATING CONTRACT VALUE
 The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract allocated to the variable investment options, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

 Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

 1) adding up the total amount of money allocated to a specific investment option,

 2) subtracting from that amount insurance charges and any other applicable charges such as for taxes, and

 3) dividing this amount by the number of outstanding accumulation units.

 When you make a purchase payment to a variable investment option, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment, plus (if you have purchased the Contract With Credit) any applicable credit, allocated to a variable investment option by the unit price of the accumulation unit for that variable investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

 We cannot guarantee that your Contract Value will increase or that it will not fall below the amount of your total purchase payments.


 8: WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS 3
 CONTRACT?


 There are charges and other expenses associated with the contract that reduce the return on your investment. These charges and expenses are described below.

 The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract.

 INSURANCE AND ADMINISTRATIVE CHARGES
 If you choose an optional benefit, the insurance and administrative cost includes a charge to cover our assumption of the associated risk. The mortality risk portion of the charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. We also incur the risk that the death benefit amount exceeds the Contract Value. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs.

 We calculate the insurance and administrative charge based on the average daily value of all assets allocated to the variable investment options. These charges are not assessed against amounts allocated to the fixed interest rate options. The amount of the charge depends on the death benefit (or other) option that you choose.

 The death benefit charge is equal to:
..   1.40% on an annual basis if you choose the base death benefit, or
..   1.65% on an annual basis if you choose the step-up Guaranteed Minimum Death
    Benefit option (i.e., 0.25% in addition to the base death benefit charge).

 8: WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS 3 CONTRACT? continued


 We impose an additional insurance and administrative charge of 0.10% annually (of Contract Value attributable to the variable investment options) for the Contract With Credit.


 We impose an additional charge of 0.60% annually if you choose the Lifetime Five Income Benefit or the Highest Daily Lifetime Five Benefit. We impose a charge of 0.60% or 0.75% of the Protected Withdrawal Value for Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven, respectively. We impose an additional charge of 0.75% annually if you choose the Spousal Lifetime Five Income Benefit. Upon any reset of the amounts guaranteed under these benefits, we reserve the right to adjust the charge to that being imposed at that time for new elections of the benefits.


 If the charges under the contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the contracts. If you choose the Contract With Credit, we will also use any profits from this charge to recoup our costs of providing the credit.


 If a fixed interest rate option is available under your contract, the interest rate that we credit to that option may be reduced by an amount that corresponds to the asset-based charges to which you are subject under the variable investment options.


 WITHDRAWAL CHARGE
 A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. The amount and duration of the withdrawal charge depends on whether you choose the Contract With Credit or the Contract Without Credit. The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment being withdrawn was made. Specifically, we maintain an "age" for each purchase payment you have made by keeping track of how many contract anniversaries have passed since the purchase payment was made.

 The withdrawal charge is the percentage, shown below, of the amount withdrawn.

           Number of Contract
           Anniversaries since Contract with Credit Contract Without
            the Date of each        Withdrawal      Credit Withdrawal
            Purchase Payment          Charge             Charge
           ----------------------------------------------------------
                    0                   8%                 7%
           ----------------------------------------------------------
                    1                   8%                 6%
           ----------------------------------------------------------
                    2                   8%                 5%
           ----------------------------------------------------------
                    3                   8%                 4%
           ----------------------------------------------------------
                    4                   7%                 3%
           ----------------------------------------------------------
                    5                   6%                 2%
           ----------------------------------------------------------
                    6                   5%                 1%
           ----------------------------------------------------------
                    7                   0%                 0%
           ----------------------------------------------------------

 If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the next following contract anniversary will apply.

 If you request a withdrawal, we will deduct an amount from the Contract Value that is sufficient to pay the withdrawal charge, and provide you with the amount requested.

 If you request a full withdrawal, we will provide you with the full amount of the Contract Value after making deductions for charges.

 Each contract year, you may withdraw a specified amount of your Contract Value without incurring a withdrawal charge. We determine the "charge-free" amount available to you in a given contract year on the contract anniversary that begins that year. In calculating the charge-free amount, we divide purchase payments into two categories - payments that are subject to a withdrawal charge and those that are not. We determine the charge-free amount based only on purchase payments that are subject to a withdrawal charge. The charge-free amount in a given contract year is equal to 10% of the sum of all the purchase payments subject to the withdrawal charge that you have made as of the applicable contract anniversary. During the first contract year, the charge-free amount is equal to 10% of the initial purchase payment.

 When you make a withdrawal (including a withdrawal under a lifetime withdrawal benefit), we will deduct the amount of the withdrawal first from the available charge-free amount. Any excess amount will then be deducted from purchase payments in excess of the charge-free amount and subject to applicable withdrawal charges. Once you have withdrawn all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.


 If a withdrawal or transfer is taken from a market value adjustment guarantee period, prior to the expiration of the rate guarantee period, we will make a market value adjustment to the withdrawal amount. We will then apply a withdrawal charge to the adjusted amount.

 If you choose the Contract With Credit and make a withdrawal that is subject to a withdrawal charge, we may use part of that withdrawal charge to recoup our costs of providing the credit. However, we do not impose any withdrawal charge on your withdrawal of a credit amount.

 Withdrawal charges will never be greater than permitted by applicable law.

 MINIMUM DISTRIBUTION REQUIREMENTS
 If a withdrawal is taken from a tax qualified contract under the minimum distribution option in order to satisfy an Internal Revenue Service mandatory distribution requirement only with respect to that contract's account balance, we will waive withdrawal charges. See Section 10, "What Are The Tax Considerations Associated With The Strategic Partners Plus 3 Contract?"

 CONTRACT MAINTENANCE CHARGE

 On each contract anniversary during the accumulation phase, if your Contract Value is less than $75,000, we will deduct the lesser of $30 or 2% of your Contract Value, for administrative expenses. We may raise the level of the Contract Value at which we waive this fee. The charge will be deducted proportionately from each of the contract's variable investment options, fixed interest rate options, and guarantee periods within the market value adjustment option. This same charge will also be deducted when you surrender your contract if your Contract Value is less than $75,000.


 GUARANTEED MINIMUM INCOME BENEFIT CHARGE
 We will impose an additional charge if you choose the Guaranteed Minimum Income Benefit. FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2004, we will deduct a charge equal to 0.50% per year of the average GMIB protected value for the period the charge applies. FOR ALL OTHER CONTRACTS, this is an annual charge equal to 0.45% of the average GMIB protected value for the period the charge applies. We deduct the charge from your Contract Value on each of the following events:
..   each contract anniversary,
..   when you begin the income phase of the contract,
..   upon a full withdrawal, and
..   upon a partial withdrawal if the remaining Contract Value would not be enough to cover the then applicable Guaranteed Minimum Income Benefit charge.

 If we impose this fee other than on a contract anniversary, then we will pro-rate it based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted.

 Because the charge is calculated based on the average GMIB protected value, it does not increase or decrease based on changes to the annuity's Contract Value due to market performance. If the GMIB protected value increases, the dollar amount of the annual charge will increase, while a decrease in the GMIB protected value will decrease the dollar amount of the charge.

 The charge is deducted annually in arrears each contract year on the contract anniversary. We deduct the amount of the charge pro-rata from the Contract Value allocated to the variable investment options. If you surrender your contract, begin receiving annuity payments under the GMIB or any other annuity payout option we make available during a contract year, or the GMIB terminates, we will deduct the charge for the portion of the contract year since the prior contract anniversary (or the contract date if in the first contract year). Upon a full withdrawal or if the Contract Value remaining after a partial withdrawal is not enough to cover the applicable Guaranteed Minimum Income Benefit charge, we will deduct the charge from the amount we pay you.

 THE FACT THAT WE MAY IMPOSE THE CHARGE UPON A FULL OR PARTIAL WITHDRAWAL DOES NOT IMPAIR YOUR RIGHT TO MAKE A WITHDRAWAL AT THE TIME OF YOUR CHOOSING.

 We will not impose the Guaranteed Minimum Income Benefit charge after the income phase begins.

 INCOME APPRECIATOR BENEFIT CHARGE
 We will impose an additional charge if you choose the Income Appreciator Benefit. This is an annual charge equal to 0.25% of your Contract Value. The Income Appreciator Benefit charge is calculated:
..   on each contract anniversary,

 8: WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS 3 CONTRACT? continued

..   on the annuity date,
..   upon the death of the sole owner or the first-to-die of the owner or joint owner prior to the annuity date,
..   upon a full or partial withdrawal, and
..   upon a subsequent purchase payment.

 The fee is based on the Contract Value at the time of the calculation, and is prorated based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted.

 Although the Income Appreciator Benefit charge may be calculated more often, it is deducted only:
..   on each contract anniversary,
..   on the annuity date,
..   upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date,
..   upon a full withdrawal, and
..   upon a partial withdrawal if the Contract Value remaining after such partial withdrawal is not enough to cover the then-applicable Income Appreciator Benefit charge.

 We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

 The Income Appreciator Benefit charge is deducted from each investment option in the same proportion that the amount allocated to the investment option bears to the total Contract Value. No market value adjustment will apply to the portion of the charge deducted from the Market Value Adjustment Option. Upon a full withdrawal, or if the Contract Value remaining after a partial withdrawal is not enough to cover the then-applicable Income Appreciator Benefit charge, the charge is deducted from the amount paid. The payment of the Income Appreciator Benefit charge will be deemed to be made from earnings for purposes of calculating other charges. THE FACT THAT WE MAY IMPOSE THE CHARGE UPON A FULL OR PARTIAL WITHDRAWAL DOES NOT IMPAIR YOUR RIGHT TO MAKE A WITHDRAWAL AT THE TIME OF YOUR CHOOSING.

 We do not assess this charge upon election of IAB Option 1, the completion of IAB Option 2 or 3, and upon annuitization. However, we do assess the IAB charge during the 10-year payment period contemplated by IAB Options 2 and 3. Moreover, you should realize that amounts credited to your Contract Value under IAB Option 3 increase the Contract Value, and because the IAB fee is a percentage of your Contract Value, the IAB fee may increase as a consequence of those additions.

 BENEFICIARY CONTINUATION OPTION CHARGES

 If your beneficiary takes the Beneficiary Continuation Option, we deduct a Settlement Service Charge. The charge is assessed daily against the average assets allocated to the variable investment options, and is equal to an annual charge of 1.00%. In addition, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Contract Value if the Contract Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request. Finally, transfers in excess of 20 per year will incur a $10 transfer fee.


 TAXES ATTRIBUTABLE TO PREMIUM
 There may be federal, state and premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. New York does not currently charge premium taxes on annuities. It is our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

 TRANSFER FEE
 You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract (contract date). If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. We have the right to increase this fee up to a maximum of $30 per transfer, but we have no current plans to do so. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made. The transfer fee is deducted before the market value adjustment, if any, is calculated. There is a different transfer fee under the beneficiary continuation option.

 COMPANY TAXES
 We pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

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 In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because
 (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.


 UNDERLYING MUTUAL FUND FEES

 When you allocate a purchase payment or a transfer to the variable investment options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2007, the fees of these funds ranged from 0.37% to 1.65% annually. For certain funds, expenses are reduced pursuant to expense waivers and comparable arrangements. In general, these expense waivers and comparable arrangements are not guaranteed, and may be terminated at any time. For additional information about these fund fees, please consult the prospectuses for the funds.


 9: HOW CAN I ACCESS MY MONEY?

 You can Access Your Money by:
..   MAKING A WITHDRAWAL (EITHER PARTIAL OR FULL); OR
..   CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

 WITHDRAWALS DURING THE ACCUMULATION PHASE
 When you make a full withdrawal, you will receive the value of your contract minus any applicable charges and fees. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

 Unless you tell us otherwise, any partial withdrawal and related withdrawal charges will be taken proportionately from all of the investment options you have selected. The minimum Contract Value that must remain in order to keep your contract in force after a withdrawal is $2,000. If you request a withdrawal amount that would reduce the Contract Value below this minimum, we will withdraw the maximum amount available that, with the withdrawal charge, would not reduce the Contract Value below such minimum.

 With respect to the variable investment options, we will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order. We will deduct applicable charges, if any, from the assets in your contract.

 With respect to the market value adjustment option, you may specify the guarantee period from which you would like to make a withdrawal. If you indicate that the withdrawal is to originate from the market value adjustment option, but you do not specify which guarantee period is to be involved, then we will take the withdrawal from the guarantee period that has the least time remaining until its maturity date. If you indicate that you wish to make a withdrawal, but do not specify the investment options to be involved, then we will take the withdrawal from your Contract Value on a pro rata basis from each investment option that you have. In that situation, we will aggregate the Contract Value in each of the guarantee periods that you have within the market value adjustment option for purposes of making that pro rata calculation. The portion of the withdrawal associated with the market value adjustment option then will be taken from the guarantee periods with the least amount of time remaining until the maturity date, irrespective of the original length of the guarantee period. You should be aware that a withdrawal may avoid a withdrawal charge based on the charge-free amount that we allow, yet still be subject to a market value adjustment.

 Income Taxes, Tax Penalties, and Certain Restrictions also may Apply to any Withdrawal you make. For a more Complete Explanation, See Section 10.

 AUTOMATED WITHDRAWALS
 We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual, or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options (other than a guarantee period within the market value adjustment option). The minimum automated withdrawal amount you can make is generally $100. An assignment of the contract terminates any automated withdrawal program that you had in effect.

 Income Taxes, Tax Penalties, Withdrawal Charges, and Certain Restrictions may Apply to Automated Withdrawals. For a more Complete Explanation, See
 Section 10.

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 9: HOW CAN I ACCESS MY MONEY?  continued


 SUSPENSION OF PAYMENTS OR TRANSFERS
 The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:
..   The New York Stock Exchange is closed (other than customary weekend and holiday closings);
..   Trading on the New York Stock Exchange is restricted;
..   An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or
..   The SEC, by order, permits suspension or postponement of payments for the protection of owners.

 We expect to pay the amount of any withdrawal or process any transfer made from the fixed interest rate options promptly upon request.

 10: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS 3 CONTRACT?


 The tax considerations associated with an annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA contributions.

 The discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples. You should be aware, however, that federal tax law does not recognize civil unions. Therefore, we cannot permit a civil union partner to continue the annuity upon the death of the first partner under the annuity's "spousal continuance" provision. Civil union couples should consider that limitation before selecting a spousal benefit under the annuity.

 NONQUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

 TAXES PAYABLE BY YOU
 We believe this annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract owner.

 It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments no later than the first day of the calendar month next following the maximum Annuity Date for your contract. Please refer to your annuity contract for the applicable maximum Annuity Date. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity Date described in your contract. However, the IRS may not then consider your contract to be an annuity under the tax law.

 TAXES ON WITHDRAWALS AND SURRENDER
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. Once all gain has been


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 withdrawn, payments will be treated as a nontaxable return of purchase payments until all purchase payments have been returned. After all purchase payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefit programs or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your annuity and will immediately subject any gain in the contract to income tax.

 TAXES ON ANNUITY PAYMENTS
 A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 TAX PENALTY FOR EARLY WITHDRAWAL FROM A NONQUALIFIED ANNUITY CONTRACT
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035
 Section 1035 of the Internal Revenue Code of 1986, as amended (Code), permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

 If an annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

 TAXES PAYABLE BY BENEFICIARIES
 The Death Benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the


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 10: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS
 PLUS 3 CONTRACT? continued


 Annuity Qualification section. Tax consequences to the beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the beneficiary is taxed on gain in the contract.
..   Within 5 years of death of owner: the beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the owner: the beneficiary is taxed on each payment (part will be treated as gain and part as return of purchase payments).

 Considerations for Contingent Annuitants: We may allow the naming of a contingent annuitant when a Nonqualified annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the annuity may no longer qualify for tax deferral where the annuity contract continues after the death of the Annuitant. Note that in certain annuity contracts issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the annuity may no longer qualify for tax deferral where the contract continues after the death of the annuitant.

 DISTRIBUTIONS
 Taxable amounts distributed from an annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 Entity Owners
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under
 Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the contract.

 ANNUITY QUALIFICATION
 Diversification and Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the portfolios underlying the variable investment options of the annuity meet these diversification requirements.


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 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the investment options offered pursuant to this Prospectus. We reserve the right to take any action, including modifications to your annuity or the investment options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

 Required Distributions Upon Your Death for Nonqualified Annuity Contracts. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of such designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 Changes in Your Annuity. We reserve the right to make any changes we deem necessary to assure that your annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

 QUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Qualified annuity is an annuity contract with applicable endorsements for a tax-favored plan or a Nonqualified annuity contract held by a tax-favored retirement plan.

 The following is a general discussion of the tax considerations for Qualified annuity contracts. This annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs) which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial IRA or Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 TYPES OF TAX-FAVORED PLANS
 IRAs. If you buy an annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the annuity by


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 10: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS
 PLUS 3 CONTRACT? continued


 notifying us in writing, and we will refund all of the purchase payments under the annuity (or, if provided by applicable state law, the amount credited under the annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an annuity, you may purchase an annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a single contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year and the current year during the period from January 1 to April 15, or as a current year contribution. In 2008 the contribution limit is $5,000. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.

 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an annuity, you can make regular IRA contributions under the annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA. In some circumstances, non-spouse beneficiaries may directly roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as owner of the contract, must be the "annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age
    70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $46,000 in 2008 ($45,000 in 2007) or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2008, this limit is $230,000 ($225,000 for 2007);
..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $15,500 in 2008 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2008. These amounts are indexed for inflation. These annuities are not available for SARSEPs. You will also be provided the same information, and have the same "free look" period, as you would have if you purchased the contract for a standard IRA.

 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;


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


..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum purchase payment requirements of an annuity, if you meet certain income limitations you may purchase an annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA or Roth IRA by making a single contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year and the current year during the period from January 1 to April 15 of the current year, or with a current contribution. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000) who are not married filing a separate return and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. Beginning January 2008, an individual receiving an eligible rollover distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can directly roll over contributions to a Roth IRA, subject to the same income limits. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once an annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Until 2010, participants with an adjusted gross income greater than $100,000 are not permitted to roll over funds from an employer plan, including a Roth 401(k) distribution, to a Roth IRA.

 TDAs. You may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) generally if you are either an employer or employee of a tax-exempt organization (as defined under Code
 Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your rights (or your employee's rights) to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $15,500 in 2008. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2008. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:
..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another TDA or to a mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 Final regulations related to 403(b) contracts were issued in 2007. Under these final regulations, certain contract exchanges may be accepted only if the employer and the issuer have entered into the required information-sharing agreements. Such agreements must be in place by January 1, 2009. We do not currently accept transfers of funds under 403(b) contracts. Funds can only be added to the contract as a current salary deferral under an agreement with your employer or as a direct rollover from another employer plan. We intend to begin accepting such transfers in the future when we can comply with the new regulations.

 REQUIRED MINIMUM DISTRIBUTIONS AND PAYMENT OPTIONS
 If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% owner of the employer, this required


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 10: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS
 PLUS 3 CONTRACT? continued


 beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner.

 Required minimum distributions are calculated based on the sum of the account value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the account value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the annuity and an increased amount of taxable income distributed to the annuity owner, and a reduction of death benefits and the benefits of any optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an annuity without either beginning annuity payments or surrendering the annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one Roth IRA from the same owner, similar rules apply.

 Required Distributions Upon Your Death for Qualified Annuity Contracts
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated beneficiary and whether that beneficiary is your surviving spouse.
..   If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.
..   If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary.
..   If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect.
    For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.


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 TAX PENALTY FOR EARLY WITHDRAWALS FROM QUALIFIED ANNUITY CONTRACTS
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 WITHHOLDING
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA REQUIREMENTS
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this Prospectus. Information about sales representatives and commissions may be found in the sections of this Prospectus addressing distribution of the annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 SPOUSAL CONSENT RULES FOR RETIREMENT PLANS - QUALIFIED CONTRACTS
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a


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 10: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS
 PLUS 3 CONTRACT? continued


 Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated beneficiary.

 ADDITIONAL INFORMATION
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

 GENERATION-SKIPPING TRANSFERS
 If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.


 Information about sales representatives and commissions may be found under "Other Information" and "Sale And Distribution Of The Contract" in Section 11.



 Additional Information
 For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement," attached to this prospectus.

 11: OTHER INFORMATION

 PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
 Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company which was organized on September 17, 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states.

 Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company doing business since October 13, 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life of New Jersey's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the contract.


 Pruco Life of New Jersey publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life of New Jersey that is annually audited by independent accountants. Pruco Life of New Jersey's annual report for the year ended December 31, 2007, together with subsequent periodic reports that Pruco Life of New Jersey files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Pruco Life of New Jersey annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at the address or telephone number listed on the cover. The SEC file number for Pruco Life of New Jersey is 811-07975. You may read and copy any filings made by Pruco Life of New Jersey with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling
 (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.


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 Pruco Life of New Jersey conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Pruco Life of New Jersey may change over time. As of December 31, 2007, non-affiliated entities that could be deemed service providers to Pruco Life of New Jersey and/or another insurer within the Prudential Annuities business unit consisted of the following: ADP (proxy tabulation services) located at 100 Burma Road Jersey City, New Jersey 07305, Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street East Hartford CT 06108, BISYS Retirement Services (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Blue Frog Solutions, Inc. (order entry systems provider) located at 555 SW 12th Ave, Suite 202 Pompano Beach, FL 33069, EBIX Inc. (order-entry system) located at 5 Concourse Parkway Suite 3200 Atlanta, GA 30328, Diversified Information Technologies Inc. (records management) located at 123 Wyoming Ave Scranton, PA 18503, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials) located at 26 Barnes Industrial Park Road North Wallingford, CT 06492, Insurance Technologies (annuity illustrations) located at Two South Cascade Avenue, Suite 200 Colorado Springs, CO 80903, Lason Systems Inc. (contract printing and mailing) located at 1305 Stephenson Highway Troy, MI 48083, Morningstar Associates LLC (asset allocation recommendations) located at 225 West Wacker Drive, Chicago, IL 60606, Pershing LLC (order-entry systems provider) located at One Pershing Plaza Jersey City, NJ 07399, Personix (printing and fulfillment of confirmations and client statements) located at 13100 North Promenade Boulevard Stafford, TX 77477, RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive Chicago, IL 60606-4301, Stanton Group (qualified plan administrator) located at Two Pine Tree Drive, Suite 400 Arden Hills, MN 55112 Attention: Alerus Retirement Solutions, State Street (accumulation unit value calculations) located at State Street Financial Center One Lincoln Street Boston, Massachusetts 02111, The Harty Press, Inc. (printing and fulfillment of marketing materials) located at 25 James Street, New Haven, CT 06513, VG Reed & Sons Inc. (printing and fulfillment of annual reports) located at 1002 South 12th Street Louisville, KY 40210, William B. Meyer (printing and fulfillment of prospectuses and marketing materials) located at 255 Long Beach Boulevard Stratford, CT 06615.


 THE SEPARATE ACCOUNT
 We have established a separate account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (separate account), to hold the assets that are associated with the variable annuity contracts. The separate account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life of New Jersey and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life of New Jersey, including its audited financial statements, is provided in the SAI.

 SALE AND DISTRIBUTION OF THE CONTRACT

 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products, and is the co-distributor of the Advanced Series Trust. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Institution Regulatory Authority (FINRA).

 The contract is offered on a continuous basis. PAD enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the contract but are exempt from registration (firms). Applications for the contract are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PAD may offer the contract directly to potential purchasers.


 Commissions are paid to firms on sales of the contract according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of purchase payments made, up to a maximum of 8%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Contract Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the contract. Commissions and other compensation paid in relation to the contract do not result in any additional charge to you or to the separate account.


 In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the contract on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the contract's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PAD. Further information about


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

 11: OTHER INFORMATION continued

 the firms that are part of these compensation arrangements appears in the Statement of Additional Information which is available without charge upon request.


 To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

 You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total purchase payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.

 We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

 The list below identifies three general types of payments that PAD pays which are broadly defined as follows:
..   Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life of New Jersey products that were sold through the firm (or its affiliated broker-dealers).
..   Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Pruco Life of New Jersey annuity products sold through the firm (or its affiliated broker-dealers).
..   Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

 The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2007) received payment with respect to annuity business during 2007 (or as to which a payment amount was accrued during 2007). The firms listed below include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2007, the least amount paid, and greatest amount paid, were $2,072 and $1,325,582, respectively.

 NAME OF FIRM:
 Advantage Capital Corporation
 AIG Financial Advisors, Inc.
 Citigroup Global Markets, Inc.
 Financial Network Investment Corp.
 FSC Securities Corp.
 ING Financial Partners
 Merrill Lynch
 Morgan Stanley
 Multi-Financial Securities Corporation
 Primevest
 Raymond James & Associates
 Raymond James Financial Services
 Royal Alliance
 Stifel Nicolaus & Co., Inc.
 Sunamerica Securities, Inc.
 UBS Financial Services
 Wachovia


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


 On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation ("Wachovia"), and formed Wachovia Securities Financial Holdings, LLC ("Wachovia Securities"), a joint venture headquartered in Richmond, Virginia. Wachovia is the majority owner and Prudential Financial, indirectly through subsidiaries, is a minority owner of Wachovia Securities. The Strategic Partners Plus and Strategic Partners Plus 3 variable annuities are sold through Wachovia Securities.

 LITIGATION
 Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings specific to Pruco Life of New Jersey and proceedings generally applicable to business practices in the industries in which Pruco Life of New Jersey operates. Pruco Life of New Jersey is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its annuity operations, Pruco Life of New Jersey is subject to litigation involving class action lawsuits and other litigation alleging, among other things, that Pruco Life of New Jersey made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Pruco Life of New Jersey is also subject to litigation arising out of its general business activities, such as its investments and third-party contracts. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Pruco Life of New Jersey and its businesses and products. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which Pruco Life of New Jersey engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of its pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

 Pruco Life of New Jersey's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcome cannot be predicted. It is possible that the results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey's financial position. Management believes, however, that based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life of New Jersey's financial position.


 FINANCIAL STATEMENTS
 The financial statements of the separate account and Pruco Life of New Jersey, the co-issuer of the Strategic Partners Plus 3 contract, are included in the Statement of Additional Information.

 STATEMENT OF ADDITIONAL INFORMATION
 Contents:
..   Company
..   Experts

..   Principal Underwriter

..   Allocation of Initial Purchase Payment

..   Determination of Accumulation Unit Values

..   Financial Statements
..   Separate Account Financial Information
..   Company Financial Information

 HOUSEHOLDING
 To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contract owner that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling (877) 778-5008.

 11: OTHER INFORMATION continued


 MARKET-VALUE ADJUSTMENT FORMULA
 The general formula under which Pruco Life of New Jersey calculates the market value adjustment applicable to a full or partial surrender, annuitization, or settlement under Strategic Partners Plus 3 is set forth below. The market value adjustment is expressed as a multiplier factor. That is, the Contract Value after the market value adjustment ("MVA"), but before any withdrawal charge, is as follows: Contract Value (after MVA) = Contract Value (before
 MVA) X (1 + MVA). The MVA itself is calculated as follows:

                                 MVA =  [   (       1 + I     )//N/12// ]   -1
                                                ---------
                                                1 + J + .0025

 where:   I   =   the guaranteed credited interest rate (annual effective) for the given contract at the time of withdrawal or annuitization or settlement.

          J   =   the interpolated current credited interest rate offered on new money at the time of withdrawal, annuitization, or settlement. (See below for the interpolation formula)

          N   =   equals the remaining number of months in the contract's current guarantee period (rounded up)
                  at the time of withdrawal or annuitization or settlement.

 The MVA formula with respect to contracts issued in New York is what is depicted above. The formula uses an interpolated rate "J" as the current credited interest rate. Specifically, "J" is the interpolated current credited interest rate offered on new money at the time of withdrawal, annuitization, or settlement. The interpolated value is calculated using the following formula:

 m/365 X (n + 1) year rate + (365 - m)/365 X n year rate,

 where "n" equals the number of whole years remaining in the Contract's current guarantee period, and "m" equals the number of days remaining in year "n" of the current guarantee period.

 Market Value Adjustment Example
 The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

 Positive market value adjustment
..   Suppose a contract owner made an invested purchase payment of $10,000 on
    July 1, 2005 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2007. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.
..   On May 1, 2007 the interest rate declared by Pruco Life of New Jersey for a guarantee period of 3 years (the number of whole years remaining) is 4%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.

 The following computations would be made:
 1) Determine the Market Value Adjustment factor.

         N   =   38
         I   =   6% (0.06)
         J   =   [(61/365) X 0.05] + [((365- 61)/365) X 0.04] = 0.0417

 The MVA factor calculation would be: [(1.06)/(1.0417 + 0.0025)] to the power of (38/12) -1 = 0.04871

 2) Multiply the Contract Value by the factor calculated in Step 1.

    $11,127.11 X 0.04871 = $542.00

 3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

    $11,127.11 + $542.00 = $11,669.11

 The MVA may not always be positive. Here is an example where it is negative.
..   Suppose a contract owner made an invested purchase payment of $10,000 on
    July 1, 2005 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2007. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.
..   On May 1, 2007 the interest rate declared by Pruco Life of New Jersey for a guarantee period of 3 years (the number of whole years remaining) is 7%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 8%.

 The following computations would be made:
 1) Determine the Market Value Adjustment factor.

         N   =   38
         I   =   6% (0.06)
         J   =   [(61/365) X 0.08] + [((365 - 61)/365) X 0.07] = 0.0717

 The MVA factor calculation would be: [(1.06)/(1.0717 + 0.0025)] to the power of (38/12) -1 = -0.04126

 2) Multiply the Contract Value by the factor calculated in Step 1.

    $11,127.11 X (-0.04126) = -$459.10

 3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

    $11,127.11 + (-$459.10) = $10,668.10

                     APPENDIX A - ACCUMULATION UNIT VALUES


 As we have indicated throughout this prospectus, the Strategic Partners Plus 3 Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge, by calling
 (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176. As discussed in the prospectus, if you select certain optional benefits (e.g., Lifetime Five), we limit the investment options to which you may allocate your Contract Value. In certain of these accumulation unit value tables, we set forth accumulation unit values that assume election of one or more of such optional benefits and allocation of Contract Value to portfolios that currently are not permitted as part of such optional benefits. Such unit values are set forth for general reference purposes only, and are not intended to indicate that such portfolios may be acquired along with those optional benefits.

                           STRATEGIC PARTNERS PLUS 3
                   Pruco Life Insurance Company of New Jersey
                                   PROSPECTUS

              ACCUMULATION UNIT VALUES: (Base Death Benefit 1.40)



                                                                         Number of
                                     Accumulation     Accumulation      Accumulation
                                     Unit Value at    Unit Value at Units Outstanding at
                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------
Jennison Portfolio
    11/10/2003* to 12/31/2003          $1.18439         $1.24006                0
    1/1/2004 to 12/31/2004             $1.24006         $1.34066                0
    1/1/2005 to 12/31/2005             $1.34066         $1.51459                0
    1/1/2006 to 12/31/2006             $1.51459         $1.52034                0
    1/1/2007 to 12/31/2007             $1.52034         $1.67913                0
----------------------------------------------------------------------------------------
Prudential Equity Portfolio
    11/10/2003* to 12/31/2003          $1.17721         $1.25778                0
    1/1/2004 to 12/31/2004             $1.25778         $1.36350                0
    1/1/2005 to 12/31/2005             $1.36350         $1.49905                0
    1/1/2006 to 12/31/2006             $1.49905         $1.66417                0
    1/1/2007 to 12/31/2007             $1.66417         $1.79403                0
----------------------------------------------------------------------------------------
Prudential Global Portfolio
    11/10/2003* to 12/31/2003          $1.20571         $1.28481                0
    1/1/2004 to 12/31/2004             $1.28481         $1.38861                0
    1/1/2005 to 12/31/2005             $1.38861         $1.58951                0
    1/1/2006 to 12/31/2006             $1.58951         $1.87567                0
    1/1/2007 to 12/31/2007             $1.87567         $2.04345                0
----------------------------------------------------------------------------------------
Prudential Money Market Portfolio
    11/10/2003* to 12/31/2003          $0.99549         $0.99449                0
    1/1/2004 to 12/31/2004             $0.99449         $0.99063                0
    1/1/2005 to 12/31/2005             $0.99063         $1.00520                0
    1/1/2006 to 12/31/2006             $1.00520         $1.03840           81,579
    1/1/2007 to 12/31/2007             $1.03840         $1.07563           81,591
----------------------------------------------------------------------------------------
Prudential Stock Index Portfolio
    11/10/2003* to 12/31/2003          $1.15290         $1.22414                0
    1/1/2004 to 12/31/2004             $1.22414         $1.33335                0
    1/1/2005 to 12/31/2005             $1.33335         $1.37464                0
    1/1/2006 to 12/31/2006             $1.37464         $1.56643                0
    1/1/2007 to 12/31/2007             $1.56643         $1.62347                0

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
Prudential Value Portfolio
    11/10/2003* to 12/31/2003                        $1.12896         $1.22392             0
    1/1/2004 to 12/31/2004                           $1.22392         $1.40386             0
    1/1/2005 to 12/31/2005                           $1.40386         $1.61508             0
    1/1/2006 to 12/31/2006                           $1.61508         $1.91044             0
    1/1/2007 to 12/31/2007                           $1.91044         $1.94400             0
------------------------------------------------------------------------------------------------------
SP Aggressive Growth Asset Allocation Portfolio
    11/10/2003* to 12/31/2003                        $1.21452         $1.27916             0
    1/1/2004 to 12/31/2004                           $1.27916         $1.44765             0
    1/1/2005 to 12/31/2005                           $1.44765         $1.57741             0
    1/1/2006 to 12/31/2006                           $1.57741         $1.77768             0
    1/1/2007 to 12/31/2007                           $1.77768         $1.91433             0
------------------------------------------------------------------------------------------------------
SP AIM Aggressive Growth Portfolio
    11/10/2003* to 12/31/2003                        $1.18805         $1.22149             0
    1/1/2004 to 12/31/2004                           $1.22149         $1.34749             0
    1/1/2005 to 4/29/2005                            $1.34749         $1.24414             0
------------------------------------------------------------------------------------------------------
SP AIM Core Equity Portfolio
    11/10/2003* to 12/31/2003                        $1.12456         $1.19626             0
    1/1/2004 to 12/31/2004                           $1.19626         $1.28343             0
    1/1/2005 to 12/31/2005                           $1.28343         $1.32432             0
    1/1/2006 to 12/31/2006                           $1.32432         $1.51572             0
    1/1/2007 to 12/31/2007                           $1.51572         $1.61162             0
------------------------------------------------------------------------------------------------------
SP T. Rowe Price Large-Cap Growth Portfolio
    11/10/2003* to 12/31/2003                        $1.13994         $1.17938             0
    1/1/2004 to 12/31/2004                           $1.17938         $1.23406             0
    1/1/2005 to 12/31/2005                           $1.23406         $1.41770             0
    1/1/2006 to 12/31/2006                           $1.41770         $1.48086             0
    1/1/2007 to 12/31/2007                           $1.48086         $1.58021             0
------------------------------------------------------------------------------------------------------
SP Balanced Asset Allocation Portfolio
    11/10/2003* to 12/31/2003                        $1.14798         $1.19393             0
    1/1/2004 to 12/31/2004                           $1.19393         $1.30793             0
    1/1/2005 to 12/31/2005                           $1.30793         $1.38790             0
    1/1/2006 to 12/31/2006                           $1.38790         $1.51519             0
    1/1/2007 to 12/31/2007                           $1.51519         $1.63393             0
------------------------------------------------------------------------------------------------------
SP Conservative Asset Allocation Portfolio
    11/10/2003* to 12/31/2003                        $1.10288         $1.13654             0
    1/1/2004 to 12/31/2004                           $1.13654         $1.22048             0
    1/1/2005 to 12/31/2005                           $1.22048         $1.27471             0
    1/1/2006 to 12/31/2006                           $1.27471         $1.36612             0
    1/1/2007 to 12/31/2007                           $1.36612         $1.47370             0
------------------------------------------------------------------------------------------------------
SP Davis Value Portfolio
    11/10/2003* to 12/31/2003                        $1.17037         $1.24835             0
    1/1/2004 to 12/31/2004                           $1.24835         $1.38531             0
    1/1/2005 to 12/31/2005                           $1.38531         $1.49631             0
    1/1/2006 to 12/31/2006                           $1.49631         $1.69738             0
    1/1/2007 to 12/31/2007                           $1.69738         $1.75049             0
------------------------------------------------------------------------------------------------------
SP Small-Cap Value Portfolio
    11/10/2003* to 12/31/2003                        $1.22255         $1.29026             0
    1/1/2004 to 12/31/2004                           $1.29026         $1.53570             0
    1/1/2005 to 12/31/2005                           $1.53570         $1.58443             0
    1/1/2006 to 12/31/2006                           $1.58443         $1.79078             0
    1/1/2007 to 12/31/2007                           $1.79078         $1.70189             0

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
SP Growth Asset Allocation Portfolio
    11/10/2003* to 12/31/2003                     $1.18371         $1.23975             0
    1/1/2004 to 12/31/2004                        $1.23975         $1.38211             0
    1/1/2005 to 12/31/2005                        $1.38211         $1.48911             0
    1/1/2006 to 12/31/2006                        $1.48911         $1.65769             0
    1/1/2007 to 12/31/2007                        $1.65769         $1.78549             0
---------------------------------------------------------------------------------------------------
SP Large Cap Value Portfolio
    11/10/2003* to 12/31/2003                     $1.13457         $1.21457             0
    1/1/2004 to 12/31/2004                        $1.21457         $1.41041             0
    1/1/2005 to 12/31/2005                        $1.41041         $1.48345             0
    1/1/2006 to 12/31/2006                        $1.48345         $1.73324             0
    1/1/2007 to 12/31/2007                        $1.73324         $1.66085             0
---------------------------------------------------------------------------------------------------
SP International Value Portfolio
    11/10/2003* to 12/31/2003                     $1.13314         $1.23393             0
    1/1/2004 to 12/31/2004                        $1.23393         $1.40924             0
    1/1/2005 to 12/31/2005                        $1.40924         $1.58122             0
    1/1/2006 to 12/31/2006                        $1.58122         $2.01320             0
    1/1/2007 to 12/31/2007                        $2.01320         $2.34427             0
---------------------------------------------------------------------------------------------------
SP MFS Capital Opportunities Portfolio
    11/10/2003* to 12/31/2003                     $1.14453         $1.20717             0
    1/1/2004 to 12/31/2004                        $1.20717         $1.33789             0
    1/1/2005 to 4/29/2005                         $1.33789         $1.25025             0
---------------------------------------------------------------------------------------------------
SP Mid Cap Growth Portfolio
    11/10/2003* to 12/31/2003                     $1.31609         $1.33928             0
    1/1/2004 to 12/31/2004                        $1.33928         $1.57888             0
    1/1/2005 to 12/31/2005                        $1.57888         $1.63898             0
    1/1/2006 to 12/31/2006                        $1.63898         $1.58504             0
    1/1/2007 to 12/31/2007                        $1.58504         $1.81642             0
---------------------------------------------------------------------------------------------------
SP PIMCO High Yield Portfolio
    11/10/2003* to 12/31/2003                     $1.16169         $1.19841             0
    1/1/2004 to 12/31/2004                        $1.19841         $1.29196             0
    1/1/2005 to 12/31/2005                        $1.29196         $1.32558             0
    1/1/2006 to 12/31/2006                        $1.32558         $1.43180             0
    1/1/2007 to 12/31/2007                        $1.43180         $1.46552             0
---------------------------------------------------------------------------------------------------
SP PIMCO Total Return Portfolio
    11/10/2003* to 12/31/2003                     $1.02971         $1.04684             0
    1/1/2004 to 12/31/2004                        $1.04684         $1.08689             0
    1/1/2005 to 12/31/2005                        $1.08689         $1.09767             0
    1/1/2006 to 12/31/2006                        $1.09767         $1.12250             0
    1/1/2007 to 12/31/2007                        $1.12250         $1.21148             0
---------------------------------------------------------------------------------------------------
SP Prudential U.S. Emerging Growth Portfolio
    11/10/2003* to 12/31/2003                     $1.35478         $1.36653             0
    1/1/2004 to 12/31/2004                        $1.36653         $1.63587             0
    1/1/2005 to 12/31/2005                        $1.63587         $1.90014             0
    1/1/2006 to 12/31/2006                        $1.90014         $2.05363             0
    1/1/2007 to 12/31/2007                        $2.05363         $2.36566             0
---------------------------------------------------------------------------------------------------
SP Small Cap Growth Portfolio
    11/10/2003* to 12/31/2003                     $1.29042         $1.30191             0
    1/1/2004 to 12/31/2004                        $1.30191         $1.27212             0
    1/1/2005 to 12/31/2005                        $1.27212         $1.28565             0
    1/1/2006 to 12/31/2006                        $1.28565         $1.42492             0
    1/1/2007 to 12/31/2007                        $1.42492         $1.49464             0

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
                                               Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
SP Strategic Partners Focused Growth Portfolio
    11/10/2003* to 12/31/2003                        $1.14518         $1.19388            0
    1/1/2004 to 12/31/2004                           $1.19388         $1.30209            0
    1/1/2005 to 12/31/2005                           $1.30209         $1.47863            0
    1/1/2006 to 12/31/2006                           $1.47863         $1.44859            0
    1/1/2007 to 12/31/2007                           $1.44859         $1.64616            0
-----------------------------------------------------------------------------------------------------
SP Technology Portfolio
    11/10/2003* to 12/31/2003                        $1.32609         $1.34037            0
    1/1/2004 to 12/31/2004                           $1.34037         $1.32188            0
    1/1/2005 to 4/29/2005                            $1.32188         $1.18074            0
-----------------------------------------------------------------------------------------------------
SP International Growth Portfolio
    11/10/2003* to 12/31/2003                        $1.26410         $1.35112            0
    1/1/2004 to 12/31/2004                           $1.35112         $1.55290            0
    1/1/2005 to 12/31/2005                           $1.55290         $1.78245            0
    1/1/2006 to 12/31/2006                           $1.78245         $2.12789            0
    1/1/2007 to 12/31/2007                           $2.12789         $2.50846            0
-----------------------------------------------------------------------------------------------------
Evergreen Growth And Income Fund
    12/5/2003* to 12/31/2003                         $9.92203        $10.34285            0
    1/1/2004 to 12/31/2004                          $10.34285        $11.05580            0
    1/1/2005 to 4/15/2005                           $11.05580        $10.33082            0
-----------------------------------------------------------------------------------------------------
Evergreen VA Balanced Fund
    11/10/2003* to 12/31/2003                        $1.08315         $1.12625            0
    1/1/2004 to 12/31/2004                           $1.12625         $1.18087            0
    1/1/2005 to 12/31/2005                           $1.18087         $1.22619            0
    1/1/2006 to 12/31/2006                           $1.22619         $1.32838            0
    1/1/2007 to 12/31/2007                           $1.32838         $1.39750            0
-----------------------------------------------------------------------------------------------------
Evergreen VA Fundamental Large Cap Fund
    12/5/2003* to 12/31/2003                         $9.91859        $10.39784            0
    1/1/2004 to 12/31/2004                          $10.39784        $11.19868            0
    1/1/2005 to 12/31/2005                          $11.19868        $12.03990            0
    1/1/2006 to 12/31/2006                          $12.03990        $13.37882            0
    1/1/2007 to 12/31/2007                          $13.37882        $14.28687            0
-----------------------------------------------------------------------------------------------------
Evergreen VA Growth Fund
    11/10/2003* to 12/31/2003                        $1.32545         $1.35076            0
    1/1/2004 to 12/31/2004                           $1.35076         $1.51675            0
    1/1/2005 to 12/31/2005                           $1.51675         $1.59343            0
    1/1/2006 to 12/31/2006                           $1.59343         $1.74499            0
    1/1/2007 to 12/31/2007                           $1.74499         $1.91089            0
-----------------------------------------------------------------------------------------------------
Evergreen VA International Equity Fund
    12/5/2003* to 12/31/2003                         $9.98995        $10.44289            0
    1/1/2004 to 12/31/2004                          $10.44289        $12.27702            0
    1/1/2005 to 12/31/2005                          $12.27702        $14.04482            0
    1/1/2006 to 12/31/2006                          $14.04482        $17.05947            0
    1/1/2007 to 12/31/2007                          $17.05947        $19.34629            0
-----------------------------------------------------------------------------------------------------
Evergreen VA Omega Fund
    11/10/2003* to 12/31/2003                        $1.30024         $1.33662            0
    1/1/2004 to 12/31/2004                           $1.33662         $1.41333            0
    1/1/2005 to 12/31/2005                           $1.41333         $1.44748            0
    1/1/2006 to 12/31/2006                           $1.44748         $1.51345            0
    1/1/2007 to 12/31/2007                           $1.51345         $1.67096            0

                                                                                                    Number of
                                                                Accumulation     Accumulation      Accumulation
                                                                Unit Value at    Unit Value at Units Outstanding at
                                                             Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------------
Evergreen VA Special Values Fund
    11/10/2003* to 12/31/2003                                      $1.17920         $1.25261            0
    1/1/2004 to 12/31/2004                                         $1.25261         $1.48703            0
    1/1/2005 to 12/31/2005                                         $1.48703         $1.62435            0
    1/1/2006 to 12/31/2006                                         $1.62435         $1.94718            0
    1/1/2007 to 12/31/2007                                         $1.94718         $1.77588            0
-------------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    3/20/2006* to 12/31/2006                                       $9.99886        $10.68260            0
    1/1/2007 to 12/31/2007                                        $10.68260        $11.53588            0
-------------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    12/5/2005* to 12/31/2005                                       $9.99886         $9.99933            0
    1/1/2006 to 12/31/2006                                         $9.99933        $11.40838            0
    1/1/2007 to 12/31/2007                                        $11.40838        $12.32551            0
-------------------------------------------------------------------------------------------------------------------
AST Alger All-Cap Growth Portfolio
    3/14/2005* to 12/02/2005                                      $10.09338        $11.73323            0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value Portfolio
    3/14/2005* to 12/31/2005                                      $10.07970        $10.33229            0
    1/1/2006 to 12/31/2006                                        $10.33229        $12.36530            0
    1/1/2007 to 12/31/2007                                        $12.36530        $11.75873            0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income Portfolio
    3/14/2005* to 12/31/2005                                      $10.05481        $10.28681            0
    1/1/2006 to 12/31/2006                                        $10.28681        $11.89718            0
    1/1/2007 to 12/31/2007                                        $11.89718        $12.33375            0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth + Value Portfolio
    3/14/2005* to 12/02/2005                                      $10.05009        $11.34495            0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Managed Index 500 Portfolio
    3/14/2005* to 12/31/2005                                      $10.04988        $10.42169            0
    1/1/2006 to 12/31/2006                                        $10.42169        $11.57321            0
    1/1/2007 to 12/31/2007                                        $11.57321        $11.65038            0
-------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    3/14/2005* to 12/31/2005                                      $10.06658        $10.35426            0
    1/1/2006 to 12/31/2006                                        $10.35426        $11.93304            0
    1/1/2007 to 12/31/2007                                        $11.93304        $11.75498            0
-------------------------------------------------------------------------------------------------------------------
AST American Century Strategic Allocation Portfolio
 formerly, AST American Century Strategic Balanced Portfolio
    3/14/2005* to 12/31/2005                                      $10.04202        $10.33700            0
    1/1/2006 to 12/31/2006                                        $10.33700        $11.18026            0
    1/1/2007 to 12/31/2007                                        $11.18026        $12.00848            0
-------------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    12/5/2005* to 12/31/2005                                       $9.99886        $10.01933            0
    1/1/2006 to 12/31/2006                                        $10.01933        $11.04402            0
    1/1/2007 to 12/31/2007                                        $11.04402        $11.89376            0
-------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    12/5/2005* to 12/31/2005                                       $9.99886        $10.00933            0
    1/1/2006 to 12/31/2006                                        $10.00933        $11.22130            0
    1/1/2007 to 12/31/2007                                        $11.22130        $12.14221            0
-------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    3/14/2005* to 12/31/2005                                      $10.14710        $12.04155            0
    1/1/2006 to 12/31/2006                                        $12.04155        $16.23834            0
    1/1/2007 to 12/31/2007                                        $16.23834        $12.82033            0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
    12/5/2005* to 12/31/2005                                $9.99886        $10.02932              0
    1/1/2006 to 12/31/2006                                 $10.02932        $10.93553          2,678
    1/1/2007 to 12/31/2007                                 $10.93553        $11.76251          2,678
------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    3/14/2005* to 12/31/2005                               $10.08492        $10.73678              0
    1/1/2006 to 12/31/2006                                 $10.73678        $12.88954              0
    1/1/2007 to 12/31/2007                                 $12.88954        $12.86054              0
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
 formerly, AST DeAm Small-Cap Growth Portfolio
    3/14/2005* to 12/31/2005                               $10.01133        $10.33264              0
    1/1/2006 to 12/31/2006                                 $10.33264        $10.98080              0
    1/1/2007 to 12/31/2007                                 $10.98080        $12.85490              0
------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    3/14/2005* to 12/31/2005                               $10.04570        $10.03757              0
    1/1/2006 to 12/31/2006                                 $10.03757        $11.87455              0
    1/1/2007 to 12/31/2007                                 $11.87455         $9.62921              0
------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    3/14/2005* to 12/31/2005                                $9.99886        $10.98052              0
    1/1/2006 to 12/31/2006                                 $10.98052        $12.22751              0
    1/1/2007 to 12/31/2007                                 $12.22751        $13.40975              0
------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    3/20/2006* to 12/31/2006                                $9.99886        $10.50452              0
    1/1/2007 to 12/31/2007                                 $10.50452        $11.54148              0
------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    3/20/2006* to 12/31/2006                                $9.99886        $10.60336              0
    1/1/2007 to 12/31/2007                                 $10.60336        $11.35095              0
------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
 formerly, AST Global Allocation Portfolio
    3/14/2005* to 12/31/2005                               $10.01541        $10.64464              0
    1/1/2006 to 12/31/2006                                 $10.64464        $11.66754              0
    1/1/2007 to 12/31/2007                                 $11.66754        $11.72906              0
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    3/14/2005* to 12/31/2005                               $10.03302        $10.78065              0
    1/1/2006 to 12/31/2006                                 $10.78065        $11.69442              0
    1/1/2007 to 12/31/2007                                 $11.69442        $13.14587              0
------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    3/14/2005* to 12/31/2005                                $9.97681         $9.87825              0
    1/1/2006 to 12/31/2006                                  $9.87825        $10.75063              0
    1/1/2007 to 12/31/2007                                 $10.75063        $10.86456              0
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    3/14/2005* to 12/31/2005                                $9.99886        $10.60000              0
    1/1/2006 to 12/31/2006                                 $10.60000        $11.11019              0
    1/1/2007 to 12/31/2007                                 $11.11019        $13.07586              0
------------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    3/14/2005* to 12/31/2005                                $9.91389        $10.67460              0
    1/1/2006 to 12/31/2006                                 $10.67460        $12.92733              0
    1/1/2007 to 12/31/2007                                 $12.92733        $13.95132              0
------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    3/14/2005* to 12/31/2005                               $10.07726        $10.57804              0
    1/1/2006 to 12/31/2006                                 $10.57804        $12.35800              0
    1/1/2007 to 12/31/2007                                 $12.35800        $11.82253              0

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    3/14/2005* to 12/31/2005                        $9.99886         $9.96977            0
    1/1/2006 to 12/31/2006                          $9.96977        $10.79596            0
    1/1/2007 to 12/31/2007                         $10.79596        $11.29424            0
----------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    3/14/2005* to 12/31/2005                       $10.12625        $10.92526            0
    1/1/2006 to 12/31/2006                         $10.92526        $11.55444            0
    1/1/2007 to 12/31/2007                         $11.55444        $13.09923            0
----------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    3/14/2005* to 12/31/2005                        $9.96626        $10.49866            0
    1/1/2006 to 12/31/2006                         $10.49866        $12.87030            0
    1/1/2007 to 12/31/2007                         $12.87030        $13.88494            0
----------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    3/14/2005* to 12/31/2005                       $10.03693        $10.78089            0
    1/1/2006 to 12/31/2006                         $10.78089        $11.65979            0
    1/1/2007 to 12/31/2007                         $11.65979        $13.23519            0
----------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    3/14/2005* to 12/31/2005                       $10.06503        $10.37369            0
    1/1/2006 to 12/31/2006                         $10.37369        $11.68807            0
    1/1/2007 to 12/31/2007                         $11.68807        $11.84309            0
----------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    3/14/2005* to 12/31/2005                       $10.05576        $11.35869            0
    1/1/2006 to 12/31/2006                         $11.35869        $12.77698            0
    1/1/2007 to 12/31/2007                         $12.77698        $15.39741            0
----------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value Portfolio
    3/14/2005* to 12/31/2005                       $10.02196        $10.90682            0
    1/1/2006 to 12/31/2006                         $10.90682        $11.91306            0
    1/1/2007 to 12/31/2007                         $11.91306        $12.12014            0
----------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    3/14/2005* to 12/31/2005                        $9.99886        $10.07733            0
    1/1/2006 to 12/31/2006                         $10.07733        $10.31847            0
    1/1/2007 to 12/31/2007                         $10.31847        $10.86715            0
----------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    12/5/2005* to 12/31/2005                        $9.99886        $10.03931            0
    1/1/2006 to 12/31/2006                         $10.03931        $10.68916            0
    1/1/2007 to 12/31/2007                         $10.68916        $11.45988            0
----------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    3/14/2005* to 12/31/2005                       $10.04866        $10.66828            0
    1/1/2006 to 12/31/2006                         $10.66828        $12.63027            0
    1/1/2007 to 12/31/2007                         $12.63027        $11.75648            0
----------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    3/14/2005* to 12/31/2005                       $10.02867        $10.37610            0
    1/1/2006 to 12/31/2006                         $10.37610        $11.51159            0
    1/1/2007 to 12/31/2007                         $11.51159        $12.06970            0
----------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    3/14/2005* to 12/31/2005                        $9.94939         $9.46839            0
    1/1/2006 to 12/31/2006                          $9.46839         $9.92364            0
    1/1/2007 to 12/31/2007                          $9.92364        $10.72994            0
----------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    3/14/2005* to 12/31/2005                       $10.00286        $11.76236            0
    1/1/2006 to 12/31/2006                         $11.76236        $13.44068            0
    1/1/2007 to 12/31/2007                         $13.44068        $18.62348            0

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
                                                        Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
Gartmore NVIT Developing Markets Fund
 formerly, Gartmore GVIT Developing Markets Fund
    3/14/2005* to 12/31/2005                                  $9.88103        $12.08600            0
    1/1/2006 to 12/31/2006                                   $12.08600        $16.04073            0
    1/1/2007 to 12/31/2007                                   $16.04073        $22.70075            0
--------------------------------------------------------------------------------------------------------------
Janus Aspen Large Cap Growth Portfolio - Service Shares
    11/10/2003* to 12/31/2003                                 $1.19749         $1.24622            0
    1/1/2004 to 12/31/2004                                    $1.24622         $1.28061            0
    1/1/2005 to 12/31/2005                                    $1.28061         $1.31370            0
    1/1/2006 to 12/31/2006                                    $1.31370         $1.43985            0
    1/1/2007 to 12/31/2007                                    $1.43985         $1.62992            0
--------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                                 $9.99886         $9.98290            0


 *  Denotes the start date of these sub-accounts.


                           STRATEGIC PARTNERS PLUS 3
                   Pruco Life Insurance Company of New Jersey
                                   PROSPECTUS

 ACCUMULATION UNIT VALUES: (Contract w Credit, GMDB Step Up, Lifetime Five 2.35)



                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
Jennison Portfolio
    3/14/2005* to 12/31/2005                         $10.06149        $11.75530            0
    1/1/2006 to 12/31/2006                           $11.75530        $11.69148            0
    1/1/2007 to 12/31/2007                           $11.69148        $12.79216            0
------------------------------------------------------------------------------------------------------
Prudential Equity Portfolio
    3/14/2005* to 12/31/2005                         $10.04786        $11.04459            0
    1/1/2006 to 12/31/2006                           $11.04459        $12.14826            0
    1/1/2007 to 12/31/2007                           $12.14826        $12.97438            0
------------------------------------------------------------------------------------------------------
Prudential Global Portfolio
    3/14/2005* to 12/31/2005                          $9.98604        $11.28141            0
    1/1/2006 to 12/31/2006                           $11.28141        $13.18913            0
    1/1/2007 to 12/31/2007                           $13.18913        $14.23485            0
------------------------------------------------------------------------------------------------------
Prudential Money Market Portfolio
    3/14/2005* to 12/31/2005                          $9.99996        $10.05988            0
    1/1/2006 to 12/31/2006                           $10.05988        $10.29637            0
    1/1/2007 to 12/31/2007                           $10.29637        $10.56765            0
------------------------------------------------------------------------------------------------------
Prudential Stock Index Portfolio
    3/14/2005* to 12/31/2005                         $10.05601        $10.32927            0
    1/1/2006 to 12/31/2006                           $10.32927        $11.66171            0
    1/1/2007 to 12/31/2007                           $11.66171        $11.97330            0
------------------------------------------------------------------------------------------------------
Prudential Value Portfolio
    3/14/2005* to 12/31/2005                         $10.03736        $11.20262            0
    1/1/2006 to 12/31/2006                           $11.20262        $13.12851            0
    1/1/2007 to 12/31/2007                           $13.12851        $13.23452            0
------------------------------------------------------------------------------------------------------
SP Aggressive Growth Asset Allocation Portfolio
    3/14/2005* to 12/31/2005                         $10.03176        $10.92881            0
    1/1/2006 to 12/31/2006                           $10.92881        $12.20272            0
    1/1/2007 to 12/31/2007                           $12.20272        $13.01767            0

                                                                                   Number of
                                               Accumulation     Accumulation      Accumulation
                                               Unit Value at    Unit Value at Units Outstanding at
                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------
SP AIM Aggressive Growth Portfolio
    3/14/2005* to 4/29/2005                      $10.06871         $9.48129               0
--------------------------------------------------------------------------------------------------
SP AIM Core Equity Portfolio
    3/14/2005* to 12/31/2005                     $10.02504        $10.18592               0
    1/1/2006 to 12/31/2006                       $10.18592        $11.55011               0
    1/1/2007 to 12/31/2007                       $11.55011        $12.16632               0
--------------------------------------------------------------------------------------------------
SP T. Rowe Price Large-Cap Growth Portfolio
    3/14/2005* to 12/31/2005                     $10.03004        $12.07261               0
    1/1/2006 to 12/31/2006                       $12.07261        $12.49351               0
    1/1/2007 to 12/31/2007                       $12.49351        $13.20717               0
--------------------------------------------------------------------------------------------------
SP Balanced Asset Allocation Portfolio
    3/14/2005* to 12/31/2005                     $10.01701        $10.62086         217,259
    1/1/2006 to 12/31/2006                       $10.62086        $11.48697         267,163
    1/1/2007 to 12/31/2007                       $11.48697        $12.27114         264,631
--------------------------------------------------------------------------------------------------
SP Conservative Asset Allocation Portfolio
    3/14/2005* to 12/31/2005                     $10.00706        $10.45020         108,808
    1/1/2006 to 12/31/2006                       $10.45020        $11.09607         138,562
    1/1/2007 to 12/31/2007                       $11.09607        $11.85756         136,267
--------------------------------------------------------------------------------------------------
SP Davis Value Portfolio
    3/14/2005* to 12/31/2005                     $10.02497        $10.57546               0
    1/1/2006 to 12/31/2006                       $10.57546        $11.88564               0
    1/1/2007 to 12/31/2007                       $11.88564        $12.14340               0
--------------------------------------------------------------------------------------------------
SP Small-Cap Value Portfolio
    3/14/2005* to 12/31/2005                     $10.05718        $10.45619               0
    1/1/2006 to 12/31/2006                       $10.45619        $11.70860               0
    1/1/2007 to 12/31/2007                       $11.70860        $11.02358               0
--------------------------------------------------------------------------------------------------
SP Growth Asset Allocation Portfolio
    3/14/2005* to 12/31/2005                     $10.02889        $10.78726         260,567
    1/1/2006 to 12/31/2006                       $10.78726        $11.89830         310,629
    1/1/2007 to 12/31/2007                       $11.89830        $12.69644         277,354
--------------------------------------------------------------------------------------------------
SP Large Cap Value Portfolio
    3/14/2005* to 12/31/2005                     $10.07568        $10.43081               0
    1/1/2006 to 12/31/2006                       $10.43081        $12.07470               0
    1/1/2007 to 12/31/2007                       $12.07470        $11.46255               0
--------------------------------------------------------------------------------------------------
SP International Value Portfolio
    3/14/2005* to 12/31/2005                      $9.91207        $10.61389               0
    1/1/2006 to 12/31/2006                       $10.61389        $13.38834               0
    1/1/2007 to 12/31/2007                       $13.38834        $15.44474               0
--------------------------------------------------------------------------------------------------
SP MFS Capital Opportunities Portfolio
    3/14/2005* to 4/29/2005                      $10.05589         $9.60153               0
--------------------------------------------------------------------------------------------------
SP Mid Cap Growth Portfolio
    3/14/2005* to 12/31/2005                     $10.02817        $10.64137               0
    1/1/2006 to 12/31/2006                       $10.64137        $10.19555               0
    1/1/2007 to 12/31/2007                       $10.19555        $11.57472               0
--------------------------------------------------------------------------------------------------
SP PIMCO High Yield Portfolio
    3/14/2005* to 12/31/2005                      $9.98883        $10.08741               0
    1/1/2006 to 12/31/2006                       $10.08741        $10.79348               0
    1/1/2007 to 12/31/2007                       $10.79348        $10.94485               0
--------------------------------------------------------------------------------------------------
SP PIMCO Total Return Portfolio
    3/14/2005* to 12/31/2005                      $9.99809        $10.11842               0
    1/1/2006 to 12/31/2006                       $10.11842        $10.25030               0
    1/1/2007 to 12/31/2007                       $10.25030        $10.95936               0

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
                                                 Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
SP Prudential U.S. Emerging Growth Portfolio
    3/14/2005* to 12/31/2005                          $10.03568        $11.68962               0
    1/1/2006 to 12/31/2006                            $11.68962        $12.51685               0
    1/1/2007 to 12/31/2007                            $12.51685        $14.28410               0
-------------------------------------------------------------------------------------------------------
SP Small Cap Growth Portfolio
    3/14/2005* to 12/31/2005                          $10.03030        $10.46275               0
    1/1/2006 to 12/31/2006                            $10.46275        $11.48936               0
    1/1/2007 to 12/31/2007                            $11.48936        $11.93901               0
-------------------------------------------------------------------------------------------------------
SP Strategic Partners Focused Growth Portfolio
    3/14/2005* to 12/31/2005                          $10.07351        $11.93182               0
    1/1/2006 to 12/31/2006                            $11.93182        $11.58147               0
    1/1/2007 to 12/31/2007                            $11.58147        $13.03860               0
-------------------------------------------------------------------------------------------------------
SP Technology Portfolio
    3/14/2005* to 4/29/2005                           $10.04303         $9.58801               0
-------------------------------------------------------------------------------------------------------
SP International Growth Portfolio
 formerly, SP William Blair International Growth
    3/14/2005* to 12/31/2005                           $9.92625        $11.24237               0
    1/1/2006 to 12/31/2006                            $11.24237        $13.29698               0
    1/1/2007 to 12/31/2007                            $13.29698        $15.52910               0
-------------------------------------------------------------------------------------------------------
Evergreen Growth And Income Fund
    3/14/2005* to 4/15/2005                           $10.04464         $9.43348               0
-------------------------------------------------------------------------------------------------------
Evergreen VA Balanced Fund
    3/14/2005* to 12/31/2005                          $10.02744        $10.41725               0
    1/1/2006 to 12/31/2006                            $10.41725        $11.18100               0
    1/1/2007 to 12/31/2007                            $11.18100        $11.65298               0
-------------------------------------------------------------------------------------------------------
Evergreen VA Fundamental Large Cap Fund
    3/14/2005* to 12/31/2005                          $10.03976        $10.54636               0
    1/1/2006 to 12/31/2006                            $10.54636        $11.61075               0
    1/1/2007 to 12/31/2007                            $11.61075        $12.28308               0
-------------------------------------------------------------------------------------------------------
Evergreen VA Growth Fund
    3/14/2005* to 12/31/2005                          $10.02770        $10.67936               0
    1/1/2006 to 12/31/2006                            $10.67936        $11.58633               0
    1/1/2007 to 12/31/2007                            $11.58633        $12.56918               0
-------------------------------------------------------------------------------------------------------
Evergreen VA International Equity Fund
    3/14/2005* to 12/31/2005                           $9.89908        $10.94247               0
    1/1/2006 to 12/31/2006                            $10.94247        $13.16834               0
    1/1/2007 to 12/31/2007                            $13.16834        $14.79421               0
-------------------------------------------------------------------------------------------------------
Evergreen VA Omega Fund
    3/14/2005* to 12/31/2005                          $10.01727        $10.55728               0
    1/1/2006 to 12/31/2006                            $10.55728        $10.93606               0
    1/1/2007 to 12/31/2007                            $10.93606        $11.96146               0
-------------------------------------------------------------------------------------------------------
Evergreen VA Special Values Fund
    3/14/2005* to 12/31/2005                          $10.04608        $10.63624               0
    1/1/2006 to 12/31/2006                            $10.63624        $12.63225               0
    1/1/2007 to 12/31/2007                            $12.63225        $11.41288               0
-------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    3/20/2006* to 12/31/2006                           $9.99809        $10.60457          45,706
    1/1/2007 to 12/31/2007                            $10.60457        $11.34476         171,448
-------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    12/5/2005* to 12/31/2005                           $9.99809         $9.99215               0
    1/1/2006 to 12/31/2006                             $9.99215        $11.29471               0
    1/1/2007 to 12/31/2007                            $11.29471        $12.08889               0

                                                                                                    Number of
                                                                Accumulation     Accumulation      Accumulation
                                                                Unit Value at    Unit Value at Units Outstanding at
                                                             Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------------
AST Alger All-Cap Growth Portfolio
    3/14/2005* to 12/02/2005                                      $10.09261        $11.65393                0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value Portfolio
    3/14/2005* to 12/31/2005                                      $10.07893        $10.25500                0
    1/1/2006 to 12/31/2006                                        $10.25500        $12.15923                0
    1/1/2007 to 12/31/2007                                        $12.15923        $11.45490                0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income Portfolio
    3/14/2005* to 12/31/2005                                      $10.05404        $10.20982                0
    1/1/2006 to 12/31/2006                                        $10.20982        $11.69882                0
    1/1/2007 to 12/31/2007                                        $11.69882        $12.01493                0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth + Value Portfolio
    3/14/2005* to 12/02/2005                                      $10.04932        $11.26832                0
-------------------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Managed Index 500 Portfolio
    3/14/2005* to 12/31/2005                                      $10.04911        $10.34380                0
    1/1/2006 to 12/31/2006                                        $10.34380        $11.38035                0
    1/1/2007 to 12/31/2007                                        $11.38035        $11.34925                0
-------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    3/14/2005* to 12/31/2005                                      $10.06581        $10.27670                0
    1/1/2006 to 12/31/2006                                        $10.27670        $11.73408                0
    1/1/2007 to 12/31/2007                                        $11.73408        $11.45102                0
-------------------------------------------------------------------------------------------------------------------
AST American Century Strategic Allocation Portfolio
 formerly, AST American Century Strategic Balanced Portfolio
    3/14/2005* to 12/31/2005                                      $10.04126        $10.25966                0
    1/1/2006 to 12/31/2006                                        $10.25966        $10.99392                0
    1/1/2007 to 12/31/2007                                        $10.99392        $11.69820           52,424
-------------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    12/5/2005* to 12/31/2005                                       $9.99809        $10.01214           90,836
    1/1/2006 to 12/31/2006                                        $10.01214        $10.93388          980,523
    1/1/2007 to 12/31/2007                                        $10.93388        $11.66521        1,256,419
-------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    12/5/2005* to 12/31/2005                                       $9.99809        $10.00213           16,400
    1/1/2006 to 12/31/2006                                        $10.00213        $11.10927          431,061
    1/1/2007 to 12/31/2007                                        $11.10927        $11.90879          733,560
-------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    3/14/2005* to 12/31/2005                                      $10.14633        $11.95154                0
    1/1/2006 to 12/31/2006                                        $11.95154        $15.96803                0
    1/1/2007 to 12/31/2007                                        $15.96803        $12.48919                0
-------------------------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
    12/5/2005* to 12/31/2005                                       $9.99809        $10.02210           74,062
    1/1/2006 to 12/31/2006                                        $10.02210        $10.82649          516,020
    1/1/2007 to 12/31/2007                                        $10.82649        $11.53653          613,366
-------------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    3/14/2005* to 12/31/2005                                      $10.08415        $10.65644                0
    1/1/2006 to 12/31/2006                                        $10.65644        $12.67469                0
    1/1/2007 to 12/31/2007                                        $12.67469        $12.52816                0
-------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
 formerly, AST DeAm Small-Cap Growth Portfolio
    3/14/2005* to 12/31/2005                                      $10.01056        $10.25531                0
    1/1/2006 to 12/31/2006                                        $10.25531        $10.79758                0
    1/1/2007 to 12/31/2007                                        $10.79758        $12.52249                0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    3/14/2005* to 12/31/2005                               $10.04493         $9.96249               0
    1/1/2006 to 12/31/2006                                  $9.96249        $11.67669               0
    1/1/2007 to 12/31/2007                                 $11.67669         $9.38029               0
------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    3/14/2005* to 12/31/2005                                $9.99809        $10.89847               0
    1/1/2006 to 12/31/2006                                 $10.89847        $12.02369               0
    1/1/2007 to 12/31/2007                                 $12.02369        $13.06315               0
------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    3/20/2006* to 12/31/2006                                $9.99809        $10.42774          36,460
    1/1/2007 to 12/31/2007                                 $10.42774        $11.35028          97,045
------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    3/20/2006* to 12/31/2006                                $9.99809        $10.52596          18,794
    1/1/2007 to 12/31/2007                                 $10.52596        $11.16298         107,468
------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
 formerly, AST Global Allocation Portfolio
    3/14/2005* to 12/31/2005                               $10.01465        $10.56503               0
    1/1/2006 to 12/31/2006                                 $10.56503        $11.47316               0
    1/1/2007 to 12/31/2007                                 $11.47316        $11.42601          32,337
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    3/14/2005* to 12/31/2005                               $10.03225        $10.70014               0
    1/1/2006 to 12/31/2006                                 $10.70014        $11.49971               0
    1/1/2007 to 12/31/2007                                 $11.49971        $12.80631               0
------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    3/14/2005* to 12/31/2005                                $9.97604         $9.80433               0
    1/1/2006 to 12/31/2006                                  $9.80433        $10.57148               0
    1/1/2007 to 12/31/2007                                 $10.57148        $10.58384               0
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    3/14/2005* to 12/31/2005                                $9.99809        $10.52063               0
    1/1/2006 to 12/31/2006                                 $10.52063        $10.92486               0
    1/1/2007 to 12/31/2007                                 $10.92486        $12.73768               0
------------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    3/14/2005* to 12/31/2005                                $9.91312        $10.59475               0
    1/1/2006 to 12/31/2006                                 $10.59475        $12.71200               0
    1/1/2007 to 12/31/2007                                 $12.71200        $13.59092               0
------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    3/14/2005* to 12/31/2005                               $10.07650        $10.49882               0
    1/1/2006 to 12/31/2006                                 $10.49882        $12.15199               0
    1/1/2007 to 12/31/2007                                 $12.15199        $11.51688               0
------------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    3/14/2005* to 12/31/2005                                $9.99809         $9.89514               0
    1/1/2006 to 12/31/2006                                  $9.89514        $10.61604               0
    1/1/2007 to 12/31/2007                                 $10.61604        $11.00230               0
------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    3/14/2005* to 12/31/2005                               $10.12548        $10.84339               0
    1/1/2006 to 12/31/2006                                 $10.84339        $11.36178               0
    1/1/2007 to 12/31/2007                                 $11.36178        $12.76067               0
------------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    3/14/2005* to 12/31/2005                                $9.96549        $10.42012               0
    1/1/2006 to 12/31/2006                                 $10.42012        $12.65581               0
    1/1/2007 to 12/31/2007                                 $12.65581        $13.52608               0

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
                                                        Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    3/14/2005* to 12/31/2005                                 $10.03616        $10.70037               0
    1/1/2006 to 12/31/2006                                   $10.70037        $11.46555               0
    1/1/2007 to 12/31/2007                                   $11.46555        $12.89324               0
--------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    3/14/2005* to 12/31/2005                                 $10.06426        $10.29604               0
    1/1/2006 to 12/31/2006                                   $10.29604        $11.49314               0
    1/1/2007 to 12/31/2007                                   $11.49314        $11.53682               0
--------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    3/14/2005* to 12/31/2005                                 $10.05499        $11.27378               0
    1/1/2006 to 12/31/2006                                   $11.27378        $12.56405               0
    1/1/2007 to 12/31/2007                                   $12.56405        $14.99959               0
--------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value Portfolio
    3/14/2005* to 12/31/2005                                 $10.02120        $10.82531               0
    1/1/2006 to 12/31/2006                                   $10.82531        $11.71445               0
    1/1/2007 to 12/31/2007                                   $11.71445        $11.80676               0
--------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    3/14/2005* to 12/31/2005                                  $9.99809        $10.00170               0
    1/1/2006 to 12/31/2006                                   $10.00170        $10.14603               0
    1/1/2007 to 12/31/2007                                   $10.14603        $10.58573               0
--------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    12/5/2005* to 12/31/2005                                  $9.99809        $10.03209           1,097
    1/1/2006 to 12/31/2006                                   $10.03209        $10.58266          25,948
    1/1/2007 to 12/31/2007                                   $10.58266        $11.23988          85,990
--------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    3/14/2005* to 12/31/2005                                 $10.04790        $10.58843               0
    1/1/2006 to 12/31/2006                                   $10.58843        $12.41972               0
    1/1/2007 to 12/31/2007                                   $12.41972        $11.45244               0
--------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    3/14/2005* to 12/31/2005                                 $10.02791        $10.29859               0
    1/1/2006 to 12/31/2006                                   $10.29859        $11.31993               0
    1/1/2007 to 12/31/2007                                   $11.31993        $11.75789         118,836
--------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    3/14/2005* to 12/31/2005                                  $9.94863         $9.39752               0
    1/1/2006 to 12/31/2006                                    $9.39752         $9.75828               0
    1/1/2007 to 12/31/2007                                    $9.75828        $10.45270               0
--------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    3/14/2005* to 12/31/2005                                 $10.00209        $11.67449               0
    1/1/2006 to 12/31/2006                                   $11.67449        $13.21670               0
    1/1/2007 to 12/31/2007                                   $13.21670        $18.14222               0
--------------------------------------------------------------------------------------------------------------
Gartmore NVIT Developing Markets Fund
 formerly, Gartmore GVIT Developing Markets Fund
    3/14/2005* to 12/31/2005                                  $9.88026        $11.99550               0
    1/1/2006 to 12/31/2006                                   $11.99550        $15.77337               0
    1/1/2007 to 12/31/2007                                   $15.77337        $22.11426               0
--------------------------------------------------------------------------------------------------------------
Janus Aspen Large Cap Growth Portfolio - Service Shares
    3/14/2005 to 12/31/2005                                  $10.04403        $10.33887               0
    1/1/2006 to 12/31/2006                                   $10.33887        $11.22671               0
    1/1/2007 to 12/31/2007                                   $11.22671        $12.59046               0
--------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                                 $9.99809         $9.97138               0


 *  Denotes the start date of these sub-accounts.

       APPENDIX B - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

 Within the Strategic Partners(SM) family of annuities, we offer several different deferred variable annuity products. These annuities are issued by Pruco Life Insurance Company of New Jersey. Not all of these annuities may be available to you due to state approval or broker-dealer offerings. You can verify which of these annuities is available to you by asking your registered representative, or by calling us at (888) PRU-2888. For comprehensive information about each of these annuities, please consult the prospectus for the annuity.

 Each annuity has different features and benefits that may be appropriate for you, based on your individual financial situation and how you intend to use the annuity.

 The different features and benefits may include variations on your ability to access funds in your annuity without the imposition of a withdrawal charge as well as different ongoing fees and charges you pay while your contract remains in force. Additionally, differences may exist in various optional benefits such as guaranteed living benefits or death benefit protection.

 Among the factors you should consider when choosing which annuity product may be most appropriate for your individual needs are the following:
..   Your age;
..   The amount of your investment and any planned future deposits into the annuity;
..   How long you intend to hold the annuity (also referred to as investment time horizon);
..   Your desire to make withdrawals from the annuity;
..   Your investment return objectives;
..   The effect of optional benefits that may be elected; and
..   Your desire to minimize costs and/or maximize return associated with the annuity.


 The following chart sets forth the prominent features of each Strategic Partners variable annuity. Please note that Strategic Partners Advisor and Strategic Partners Select are no longer offered. The availability of optional features, such as those noted in the chart, may increase the cost of the contract. Therefore, you should carefully consider which features you plan to use when selecting your annuity.


 In addition to the chart, we set out below certain hypothetical illustrations that reflect the Contract Value and surrender value of each variable annuity over a variety of holding periods. These charts are meant to reflect how your annuities can grow or decrease depending on market conditions and the comparable value of each of the annuities (which reflects the charges associated with the annuities) under the assumptions noted. In comparing the values within the illustrations, a number of distinctions are evident. To fully appreciate these distinctions, we encourage you to speak to your registered representative and to read the prospectuses. However, we do point out the following noteworthy items:


..   Strategic Partners Annuity One 3 / Plus 3 comes in both a bonus version and a non-bonus version, each of which offers several optional insurance features. A bonus is added to your purchase payments under the bonus version, although the withdrawal charges under the bonus version are higher than those under the non-bonus version. Although the non-bonus version offers no bonus, it is accompanied by fixed interest rate options and a market value adjustment option that may provide higher interest rates than such options accompanying the bonus version.

..   Strategic Partners Flex Elite offers a shorter CDSC period than that under
    Strategic Partners Annuity One 3/Plus 3, but does not offer Purchase Payment Credits. Strategic Partners Flex Elite is not currently available in New York.


 STRATEGIC PARTNERS ANNUITY PRODUCT COMPARISON. Below is a summary of Strategic Partners variable annuity products. You should consider the investment objectives, risks, charges and expenses of an investment in any contract carefully before investing. Each product prospectus as well as the underlying portfolio prospectuses contains this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying portfolios and can help you decide upon the product that would be most advantageous for you given your individual needs. Please read the prospectuses carefully before investing.


                            Strategic Partners                            Strategic Partners
                                 Advisor                                        Select
--------------------------------------------------------------------------------------------------------------------
Minimum Investment                        $10,000                                       $10,000
--------------------------------------------------------------------------------------------------------------------
Maximum Issue Age                         85 Qualified & Non-                           80 Qualified & 85 Non-
                                          Qualified                                     Qualified
--------------------------------------------------------------------------------------------------------------------
Withdrawal Charge                         None                                          7 Years
 Schedule                                                                               (7%, 6%, 5%, 4%, 3%,
                                                                                        2%, 1%)
                                                                                        Contract date based
--------------------------------------------------------------------------------------------------------------------
Annual Charge-Free                        Full liquidity                                10% of gross purchase
 Withdrawal /1/                                                                         payments per contract year,
                                                                                        cumulative up to 7 years or
                                                                                        70% of gross purchase
                                                                                        payments
--------------------------------------------------------------------------------------------------------------------
Insurance and                             1.40%                                         1.52%
 Administration Charge
--------------------------------------------------------------------------------------------------------------------
Contract Maintenance                      The lesser of $30 or 2% of                    $30. Waived if Contract
 (assessed annually)                      your Contract Value.                          Value is $50,000 or more
                                          Waived if Contract value is
                                          $50,000 or more
--------------------------------------------------------------------------------------------------------------------
Contract Credit                           No                                            No



--------------------------------------------------------------------------------------------------------------------
Fixed Rate Account                        No                                            Yes 1-Year
--------------------------------------------------------------------------------------------------------------------
Market Value Adjustment                   No                                            Yes 7-Year
 Account (MVA)
--------------------------------------------------------------------------------------------------------------------
Enhanced Dollar Cost                      No                                            No
 Averaging (DCA)
--------------------------------------------------------------------------------------------------------------------
Variable Investment                       as indicated in prospectus                    as indicated in prospectus
 Options Available
--------------------------------------------------------------------------------------------------------------------
Evergreen Funds                           N/A                                           N/A

--------------------------------------------------------------------------------------------------------------------
Base Death Benefit:                       The greater of: Purchase                      Contract Value
                                          payment(s) Minus
                                          proportionate
                                          withdrawal(s) or Contract
                                          Value
--------------------------------------------------------------------------------------------------------------------


                            Strategic Partners                            Strategic Partners
                           Annuity One 3/Plus 3                          Annuity One 3/Plus 3
                                Non Bonus                                       Bonus
-------------------------------------------------------------------------------------------------------------------
Minimum Investment                         $10,000                                       $10,000
-------------------------------------------------------------------------------------------------------------------
Maximum Issue Age                          85 Qualified & Non-                           85 Qualified & Non-
                                           Qualified                                     Qualified
-------------------------------------------------------------------------------------------------------------------
Withdrawal Charge                          7 Years                                       7 Years
 Schedule                                  (7%, 6%, 5%, 4%, 3%,                          (8%, 8%, 8%, 8%, 7%,
                                           2%, 1%)                                       6%, 5%)
                                           Payment date based                            Payment date based
-------------------------------------------------------------------------------------------------------------------
Annual Charge-Free                         10% of gross purchase                         10% of gross purchase
 Withdrawal /1/                            payments made as of last                      payments made as of last
                                           contract anniversary per                      contract anniversary per
                                           contract year                                 contract year

-------------------------------------------------------------------------------------------------------------------
Insurance and                              1.40%                                         1.50%
 Administration Charge
-------------------------------------------------------------------------------------------------------------------
Contract Maintenance                       The lesser of $30 or 2% of                    The lesser of $30 or 2% of
 (assessed annually)                       your Contract Value.                          your Contract Value.
                                           Waived if Contract Value                      Waived if Contract Value
                                           is $75,000 or more                            is $75,000 or more
-------------------------------------------------------------------------------------------------------------------
Contract Credit                            No                                            Yes 3%-all amounts ages
                                                                                         81-85 4%-under $250,000
                                                                                         5%-$250,000-$999,999
                                                                                         6%-$1,000,000+
-------------------------------------------------------------------------------------------------------------------
Fixed Rate Account                         Yes 1-Year                                    Yes/ 2/ 1-Year
-------------------------------------------------------------------------------------------------------------------
Market Value Adjustment                    Yes 1-10 Years                                No
 Account (MVA)
-------------------------------------------------------------------------------------------------------------------
Enhanced Dollar Cost                       Yes                                           Yes
 Averaging (DCA)
-------------------------------------------------------------------------------------------------------------------
Variable Investment                        as indicated in prospectus                    as indicated in prospectus
 Options Available
-------------------------------------------------------------------------------------------------------------------
Evergreen Funds                            6 - available in Strategic                    6 - available in Strategic
                                           Partners Plus 3 only                          Partners Plus 3 only
-------------------------------------------------------------------------------------------------------------------
Base Death Benefit:                        The greater of: Purchase                      The greater of: Purchase
                                           payment(s) minus                              payment(s) minus
                                           proportionate                                 proportionate
                                           withdrawal(s) or Contract                     withdrawal(s) or Contract
                                           Value                                         Value
-------------------------------------------------------------------------------------------------------------------


 1 Withdrawals of taxable amounts will be subject to income tax, and prior to age 59 1/2, may be subject to a 10% federal income tax penalty.
 2 May offer lower interest rates for the fixed rate options than the interest rates offered in the contracts without credit.

                                                                      Strategic Partners
                             Strategic Partners  Strategic Partners  Annuity One 3/Plus 3
                                  Advisor              Select             Non Bonus
---------------------------------------------------------------------------------------------------------------
Optional Death Benefit (for Step-Up              Step-Up                                Step-Up
 an additional cost),/ 3/
---------------------------------------------------------------------------------------------------------------
Living Benefits (for an     Lifetime Five Income N/A                                    Lifetime Five(LT5)
 additional cost)/ 4/       Benefit                                                     Spousal Lifetime
                                                                                        Five(SLT5)
                                                                                        Highest Daily
                                                                                        Lifetime Five(HDLT5)
                                                                                        Highest Daily Lifetime
                                                                                        Seven(HDLT7) Spousal
                                                                                        Highest Daily Lifetime
                                                                                        Seven(SHDLT7)
                                                                                        Guaranteed Minimum
                                                                                        Income Benefit (GMIB)
                                                                                        Income Appreciator
                                                                                        Benefit (IAB)
---------------------------------------------------------------------------------------------------------------


                              Strategic Partners
                             Annuity One 3/Plus 3
                                    Bonus
----------------------------------------------------------------------
Optional Death Benefit (for                     Step-Up
 an additional cost),/ 3/
----------------------------------------------------------------------
Living Benefits (for an                         Lifetime Five(LT5)
 additional cost)/ 4/                           Spousal Lifetime
                                                Five(SLT5)
                                                Highest Daily
                                                Lifetime Five(HDLT5)
                                                Highest Daily Lifetime
                                                Seven(HDLT7) Spousal
                                                Highest Daily Lifetime
                                                Seven(SHDLT7)
                                                Guaranteed Minimum
                                                Income Benefit (GMIB)
                                                Income Appreciator
                                                Benefit (IAB)
----------------------------------------------------------------------


 3 For more information on these benefits, refer to section 4, "What Is The Death Benefit?" in the Prospectus.

 4 For more information on these benefits, refer to section 3, "What Kind of Payments Will I Receive During The Income Phase?"; section 5, "What Are The Lifetime Withdrawal Benefits?"; (discussing Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven) and section 6, "What Is The Income Appreciator Benefit?" in the Prospectus.


 HYPOTHETICAL ILLUSTRATION

 The following examples outline the value of each annuity as well as the amount that would be available to an investor as a result of full surrender at the end of each of the contract years specified. The values shown below are based on the following assumptions:

..   An initial investment of $100,000 is made into each contract earning a gross rate of return of 0% and 6% and 10% respectively.

..   No subsequent deposits or withdrawals are made to/from the contract.

..   The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the underlying portfolios (as of December 31, 2007) and the charges that are deducted from the contract at the Separate Account level as follows:
..   0.94% average of all fund expenses are computed by adding Portfolio management fees, 12b-1 fees and other expenses of all of the underlying portfolios and then dividing by the number of portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table. Please note that because the SP Aggressive Growth Asset Allocation Portfolio, the SP Balanced Asset Allocation Portfolio, the SP Conservative Asset Allocation Portfolio, and the SP Growth Asset Allocation Portfolio generally were closed to investors in 2005, the fees for such portfolios are not reflected in the above-mentioned average. Evergreen Fund expenses are excluded from this average.

..   The Separate Account level charges include the Insurance Charge and
    Administration Charge (as applicable).

 The Contract Value assumes no surrender while the Surrender Value assumes a 100% surrender two days prior to the contract anniversary, therefore reflecting the withdrawal charge applicable to that contract year. Note that a withdrawal on the contract anniversary, or the day before the contract anniversary, would be subject to the withdrawal charge applicable to the next contract year, which usually is lower. The values that you actually experience under a contract will be different from what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each product reflected below will remain the same. We will provide you with a personalized illustration upon request.

 0% GROSS RATE OF RETURN

             SP FLEX ELITE II    SPAO 3 NON BONUS      SPAO 3 BONUS
            ------------------- ------------------- -------------------
            ALL YEARS  -2.57%   ALL YEARS  -2.30%   ALL YEARS  -2.40%
            --------- --------- --------- --------- --------- ---------
            CONTRACT  SURRENDER CONTRACT  SURRENDER CONTRACT  SURRENDER
        YR    VALUE     VALUE     VALUE     VALUE     VALUE     VALUE
        --  --------- --------- --------- --------- --------- ---------
         1   $97,467   $91,344   $97,707   $91,567  $101,516   $94,194
         2   $94,944   $88,997   $95,461   $90,333  $ 99,084   $91,957
         3   $92,484   $86,709   $93,266   $89,102  $ 96,710   $89,773
         4   $90,086   $90,086   $91,122   $87,876  $ 94,394   $87,642
         5   $87,750   $87,750   $89,027   $86,656  $ 92,133   $86,383
         6   $85,473   $85,473   $86,980   $85,440  $ 89,926   $85,130
         7   $83,254   $83,254   $84,980   $84,230  $ 87,772   $83,883
         8   $81,091   $81,091   $83,026   $83,026  $ 85,669   $85,669
         9   $78,983   $78,983   $81,117   $81,117  $ 83,617   $83,617
        10   $76,928   $76,928   $79,252   $79,252  $ 81,614   $81,614
        11   $74,926   $74,926   $77,430   $77,430  $ 79,659   $79,659
        12   $72,975   $72,975   $75,650   $75,650  $ 77,751   $77,751
        13   $71,073   $71,073   $73,911   $73,911  $ 75,888   $75,888
        14   $69,219   $69,219   $72,177   $72,177  $ 74,071   $74,071
        15   $67,413   $67,413   $70,483   $70,483  $ 72,262   $72,262
        16   $65,652   $65,652   $68,829   $68,829  $ 70,497   $70,497
        17   $63,936   $63,936   $67,212   $67,212  $ 68,774   $68,774
        18   $62,264   $62,264   $65,633   $65,633  $ 67,093   $67,093
        19   $60,634   $60,634   $64,089   $64,089  $ 65,451   $65,451
        20   $59,045   $59,045   $62,582   $62,582  $ 63,849   $63,849
        21   $57,497   $57,497   $61,109   $61,109  $ 62,286   $62,286
        22   $55,988   $55,988   $59,670   $59,670  $ 60,760   $60,760
        23   $54,518   $54,518   $58,263   $58,263  $ 59,270   $59,270
        24   $53,085   $53,085   $56,890   $56,890  $ 57,816   $57,816
        25   $51,688   $51,688   $55,548   $55,548  $ 56,397   $56,397
        ---------------------------------------------------------------

 Assumptions:

 a. $100,000 initial investment


 b. Fund Expenses = 0.94% (Evergreen Fund expenses are excluded from this average)


 c. No optional death benefits or living benefits elected

 d. Surrender value is accounted for 2 days prior to contract anniversary

 6% GROSS RATE OF RETURN

             SP FLEX ELITE II    SPAO 3 NON BONUS      SPAO 3 BONUS
            ------------------- ------------------- -------------------
            ALL YEARS   3.27%   ALL YEARS   3.56%   ALL YEARS   3.46%
            --------- --------- --------- --------- --------- ---------
            CONTRACT  SURRENDER CONTRACT  SURRENDER CONTRACT  SURRENDER
        YR    VALUE     VALUE     VALUE     VALUE     VALUE     VALUE
        --  --------- --------- --------- --------- --------- ---------
         1  $103,299  $ 96,769  $103,553  $ 97,005  $107,589  $ 99,783
         2  $106,716  $ 99,947  $107,242  $101,409  $111,313  $103,209
         3  $110,247  $103,230  $111,063  $106,011  $115,165  $106,753
         4  $113,894  $113,894  $115,021  $110,820  $119,151  $110,420
         5  $117,662  $117,662  $119,119  $115,845  $123,275  $115,346
         6  $121,554  $121,554  $123,363  $121,096  $127,541  $120,489
         7  $125,575  $125,575  $127,758  $126,581  $131,955  $125,858
         8  $129,730  $129,730  $132,310  $132,310  $136,522  $136,522
         9  $134,021  $134,021  $137,024  $137,024  $141,247  $141,247
        10  $138,455  $138,455  $141,906  $141,906  $146,135  $146,135
        11  $143,035  $143,035  $146,962  $146,962  $151,193  $151,193
        12  $147,767  $147,767  $152,198  $152,198  $156,425  $156,425
        13  $152,656  $152,656  $157,621  $157,621  $161,839  $161,839
        14  $157,706  $157,706  $163,237  $163,237  $167,440  $167,440
        15  $162,923  $162,923  $169,053  $169,053  $173,235  $173,235
        16  $168,313  $168,313  $175,076  $175,076  $179,230  $179,230
        17  $173,881  $173,881  $181,314  $181,314  $185,433  $185,433
        18  $179,633  $179,633  $187,774  $187,774  $191,851  $191,851
        19  $185,576  $185,576  $194,464  $194,464  $198,491  $198,491
        20  $191,715  $191,715  $201,393  $201,393  $205,360  $205,360
        21  $198,057  $198,057  $208,568  $208,568  $212,467  $212,467
        22  $204,610  $204,610  $215,999  $215,999  $219,821  $219,821
        23  $211,378  $211,378  $223,695  $223,695  $227,428  $227,428
        24  $218,371  $218,371  $231,665  $231,665  $235,299  $235,299
        25  $225,595  $225,595  $239,919  $239,919  $243,443  $243,443
        ---------------------------------------------------------------

 Assumptions:

 a. $100,000 initial investment


 b. Fund Expenses = 0.94% (Evergreen Fund expenses are excluded from this average)


 c. No optional death benefits or living benefits elected

 d. Surrender value is accounted for 2 days prior to contract anniversary

 10% GROSS RATE OF RETURN



               SP FLEX ELITE II   SPAO 3 NON BONUS     SPAO 3 BONUS
              ------------------ ------------------ ------------------
              ALL YEARS  7.17%   ALL YEARS  7.47%   ALL YEARS  7.37%
              --------- -------- --------- -------- --------- --------
              CONTRACT   SURR    CONTRACT   SURR    CONTRACT   SURR
          YR    VALUE    VALUE     VALUE    VALUE     VALUE    VALUE
          --  --------- -------- --------- -------- --------- --------
           1  $107,186  $100,385 $107,450  $100,630 $111,638  $103,509
           2  $114,911  $107,568 $115,477  $109,150 $119,860  $111,073
           3  $123,192  $115,270 $124,105  $118,401 $128,688  $119,195
           4  $132,070  $132,070 $133,376  $128,442 $138,166  $127,915
           5  $141,588  $141,588 $143,341  $139,341 $148,342  $138,660
           6  $151,791  $151,791 $154,050  $151,169 $159,267  $150,313
           7  $162,730  $162,730 $165,559  $164,003 $170,997  $162,949
           8  $174,458  $174,458 $177,927  $177,927 $183,592  $183,592
           9  $187,030  $187,030 $191,220  $191,220 $197,113  $197,113
          10  $200,509  $200,509 $205,506  $205,506 $211,631  $211,631
          11  $214,958  $214,958 $220,860  $220,860 $227,217  $227,217
          12  $230,450  $230,450 $237,360  $237,360 $243,952  $243,952
          13  $247,057  $247,057 $255,093  $255,093 $261,919  $261,919
          14  $264,862  $264,862 $274,151  $274,151 $281,210  $281,210
          15  $283,949  $283,949 $294,633  $294,633 $301,921  $301,921
          16  $304,412  $304,412 $316,644  $316,644 $324,158  $324,158
          17  $326,350  $326,350 $340,301  $340,301 $348,032  $348,032
          18  $349,869  $349,869 $365,724  $365,724 $373,665  $373,665
          19  $375,083  $375,083 $393,048  $393,048 $401,186  $401,186
          20  $402,114  $402,114 $422,412  $422,412 $430,733  $430,733
          21  $431,092  $431,092 $453,970  $453,970 $462,457  $462,457
          22  $462,160  $462,160 $487,886  $487,886 $496,517  $496,517
          23  $495,466  $495,466 $524,336  $524,336 $533,086  $533,086
          24  $531,172  $531,172 $563,509  $563,509 $572,348  $572,348
          25  $569,451  $569,451 $605,608  $605,608 $614,502  $614,502
          ------------------------------------------------------------



 Assumptions:

 1. $100,000 initial investment.

 2. Fund Expenses = 0.94%. (Evergreen Fund expenses are excluded from this average).

 3. No optional death benefits or living benefits elected.

 4. Surrender value is accounted for 2 days prior to contract anniversary.

 APPENDIX C - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME FIVE BENEFIT

 We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the asset transfer formula that applies to your contract. However, as discussed in
 Section 5, we reserve the right to modify this formula with respect to those who elect Highest Daily Lifetime Five in the future.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

   . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   F - the total value of all Benefit Fixed Rate Account allocations.

   . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Contract Value times the annual income percentage.

   .   T - the amount of a transfer into or out of the Benefit Fixed Rate
       Account.

   . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the variable Contract Value (V) is equal to zero, no calculation is necessary.

                                 L = I * Q * a

 Transfer Calculation:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:



                       Target Ratio r   =   (L - F) / V.



   . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

   . If r (less than) C\\l\\, and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:



 T   =   {Min(V, [L - F - V * C\\t\\] / (1-C\\t\\))}     T (greater than) 0, Money moving from the
                                                         Permitted Sub-accounts to the Benefit Fixed Rate
                                                         Account
 T   =   {Min(F, - [L - F - V * C\\t\\] / (1-C\\t\\))}   T (less than) 0, Money moving from the Benefit
                                                         Fixed Rate Account to the Permitted Sub-
                                                         accounts]


 Example:
 Male age 65 contributes $100,000 into the Permitted Sub accounts and the value drops to $92,300 during year one, end of day one. A table of values for "a" appears below.

 Target Value Calculation:



                          L   =   I * Q * a
                              =   5000.67 * 1 * 15.34
                              =   76,710.28



 Target Ratio:



                      R   =   (L - F) / V
                          =   (76,710.28 - 0) / 92,300.00
                          =   83.11%



 Since r (greater than) Cu ( because 83.11% (greater than) 83%) a transfer into the benefit Fixed rate Account occurs.



 T   =   { Min ( V, [ L - F - V * Ct] / ( 1 - Ct))}
     =   { Min ( 92,300.00, [ 76,710.28 - 0 - 92,300.00 * 0.80] / ( 1 - 0.80))}
     =   { Min ( 92,300.00, 14,351.40 )}
     =   14,351.40

                 Age 65 "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*



       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17



 *  The values set forth in this table are applied to all ages.

APPENDIX D - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFFETIME SEVEN BENEFIT
                   AND SPOUSAL HIGHEST DAILY LIFETIME SEVEN

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional Purchase Payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional Purchase Payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Contract Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

   . * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

                               L = 0.05 * P * a

 Transfer Calculation:
 The following formula, which is set on the benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:



                       Target Ratio r   =   (L - B) / V.



   . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

   . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:



 T   =   {Min(V, [L - B - V * Ct] / (1-Ct))}    , Money moving from the Permitted Sub-accounts
                                                to the AST Investment Grade Bond Portfolio Sub-
                                                account
 T   =   {Min(B,- [L - B - V * Ct] / (1-Ct))}   , Money moving from the AST Investment Grade
                                                Bond Portfolio Sub-account to the Permitted Sub-
                                                accounts]

                     "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*



       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17



 *  The values set forth in this table are applied to all ages.

                          PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                          FURTHER DETAILS ABOUT THE PRUCO LIFE OF NEW JERSEY ANNUITY
                          DESCRIBED IN PROSPECTUS P2401NY (05/2008).
                                           --------------------------------------
                                             (print your name)
                                           --------------------------------------
                                                 (address)
                                           --------------------------------------
                                            (city/state/zip code)


                                MAILING ADDRESS:

     PRUDENTIAL ANNUITY SERVICE CENTER P.O. Box 7960 Philadelphia, PA 19176

                                                       ---------------
           LOGO                                           PRSRT STD
          The Prudential Insurance Company of America   U.S. POSTAGE
          751 Broad Street                                  PAID
          Newark, NJ 07102-3777                         LANCASTER, PA
                                                       PERMIT NO. 1793
                                                       ---------------



 P2401NY

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 2008


      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                   VARIABLE
                               ANNUITY CONTRACTS

The Strategic Partners(SM) Annuity One 3 and Strategic Partners(SM) Plus 3 annuity contract (the "Contract") is an individual variable annuity contract issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"). The Contract is purchased by making an initial purchase payment of $10,000 or more. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers.


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Strategic Partners Annuity One 3 and Strategic Partners Plus 3 prospectuses, dated May 1, 2008. To obtain a copy of either prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at
(888) PRU-2888.


                               TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
COMPANY...................................................................   2
EXPERTS...................................................................   2
PRINCIPAL UNDERWRITER.....................................................   2
PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS.............................   2
ALLOCATION OF INITIAL PURCHASE PAYMENT....................................   3
DETERMINATION OF ACCUMULATION UNIT VALUES.................................   3
FINANCIAL STATEMENTS......................................................  50
SEPARATE ACCOUNT FINANCIAL INFORMATION....................................  A1
COMPANY FINANCIAL INFORMATION.............................................  B1


        PRUCO LIFE INSURANCE COMPANY          PRUDENTIAL ANNUITY SERVICE CENTER
               OF NEW JERSEY                            P.O. BOX 7960
           213 WASHINGTON STREET              PHILADELPHIA, PENNSYLVANIA 19176
           NEWARK, NJ 07102-2992                  TELEPHONE: (888) PRU-2888

STRATEGIC PARTNERS(SM) is a service mark of The Prudential Insurance Company of America.

                                    COMPANY

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company organized on September 17, 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York.

Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded October 13, 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS


The financial statements of Pruco Life of New Jersey as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 and the financial statements of Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of December 31, 2007 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


                             PRINCIPAL UNDERWRITER


Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., offers the Contract on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

During 2007, 2006 and 2005, $1,034,172, $4,810,903 and $9,314,227,
respectively, was paid to PAD for its services as principal underwriter with respect to the version of the Contract described in the prospectus. During 2007, 2006, and 2005, PAD retained none of those commissions.


As discussed in each prospectus, Pruco Life of New Jersey pays commissions to broker/dealers that sell the Contract according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life of New Jersey may pay trail commissions to registered representatives who maintain an ongoing relationship with a contract owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.

                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS


In an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the contract on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services. We or PAD also may compensate third-party vendors, for services that such vendors render to broker/dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PAD pays which are broadly defined as follows:


   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life of New Jersey products that were sold through the firm (or its affiliated broker/dealers).

   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life of New Jersey products sold through the firm (or its affiliated broker/dealers).

   . Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.


The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2007) received payment with respect to annuity business during 2007 (or as to which a payment amount was accrued during 2007). The firms listed below include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2007, the least amount paid, and greatest amount paid, were $2,072 and $1,325,582, respectively.


Name of Firm:

Advantage Capital Corporation
AIG Financial Advisors, Inc.
Citigroup Global Markets, Inc.
Financial Network Investment Corp.
FSC Securities Corp.
ING Financial Partners
Merrill Lynch
Morgan Stanley
Multi-Financial Securities Corporation
Primevest
Raymond James & Associates
Raymond James Financial Services

Royal Alliance
Stifel Nicolaus & Co., Inc.

Sunamerica Securities, Inc.
UBS Financial Services
Wachovia

                    ALLOCATION OF INITIAL PURCHASE PAYMENT

As discussed in each prospectus, we generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. However, we may employ a different procedure than this if your contract purchase is in the form of several amounts originating from different sources. Specifically, if the first of such sums that we receive amounts to less than the minimum initial purchase payment, but you have indicated that other sums are forthcoming that, when aggregated, will equal or exceed the minimum, then with your consent we will hold such amount in our general account, without interest, for up to 90 days pending receipt of such additional sums and other required documentation. When we receive the minimum initial purchase payment and any other "good order" information that we need, we will thereafter allocate your purchase payment in the manner that you have specified.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. (See "What Are The Expenses Associated With The Strategic Partners Annuity One 3 Contract?" and "Calculating Contract Value" in the prospectus.) The value of the assets of a subaccount is determined by multiplying the number of shares of The Prudential Series Fund (the "Series Fund") or other funds held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund or other fund but not yet paid.


As we have indicated in each prospectus, Strategic Partners Annuity One 3 and Strategic Partners Plus 3 is a contract that allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such contract feature. In each prospectus, we depict the unit values corresponding to the contract features that bore the highest and lowest combination of asset-based charges for the period ending December 31, 2007. Here, we set out unit values corresponding to the remaining unit values. As discussed in the prospectus, if you select certain optional benefits (e.g., Lifetime Five), we limit the investment options to which you may allocate your contract value. In certain of these accumulation unit value tables, we set forth accumulation unit values that assume election of one or more of such optional benefits and allocation of contract value to portfolios that currently are not permitted as part of such optional benefits. Such unit values are set forth for general reference purposes only, and are not intended to indicate that such portfolios may be acquired along with those optional benefits.


The portfolio names shown for the corresponding unit values are as of the period indicated above. For a complete list of the current portfolio names, see "What Investment Options Can I Choose?" in the prospectus.


                             FINANCIAL STATEMENTS

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

    ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT W/ CREDIT (1.50)




                                                ACCUMULATION ACCUMULATION     NUMBER OF
                                                 UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                AT BEGINNING    AT END      OUTSTANDING AT
                                                 OF PERIOD    OF PERIOD     END OF PERIOD
                                                ------------ ------------ ------------------
Jennison Portfolio

   11/10/2003* to 12/31/2003                      $1.18348     $1.23895         412,958
   1/1/2004 to 12/31/2004                         $1.23895     $1.33829       1,322,392
   1/1/2005 to 12/31/2005                         $1.33829     $1.51048       1,536,855
   1/1/2006 to 12/31/2006                         $1.51048     $1.51474       1,645,135
   1/1/2007 to 12/31/2007                         $1.51474     $1.67141       1,632,829

Prudential Equity Portfolio

   11/10/2003* to 12/31/2003                      $1.17614     $1.25647         304,453
   1/1/2004 to 12/31/2004                         $1.25647     $1.36076         900,830
   1/1/2005 to 12/31/2005                         $1.36076     $1.49450       1,431,179
   1/1/2006 to 12/31/2006                         $1.49450     $1.65760       1,468,063
   1/1/2007 to 12/31/2007                         $1.65760     $1.78522       1,359,976

Prudential Global Portfolio

   11/10/2003* to 12/31/2003                      $1.20479     $1.28371         147,121
   1/1/2004 to 12/31/2004                         $1.28371     $1.38607         382,725
   1/1/2005 to 12/31/2005                         $1.38607     $1.58512         730,034
   1/1/2006 to 12/31/2006                         $1.58512     $1.86861         850,905
   1/1/2007 to 12/31/2007                         $1.86861     $2.03370         720,490

Prudential Money Market Portfolio

   11/10/2003* to 12/31/2003                      $0.99454     $0.99350         480,923
   1/1/2004 to 12/31/2004                         $0.99350     $0.98889       1,702,294
   1/1/2005 to 12/31/2005                         $0.98889     $1.00261       1,710,125
   1/1/2006 to 12/31/2006                         $1.00261     $1.03502       4,223,648
   1/1/2007 to 12/31/2007                         $1.03502     $1.07133       2,879,391

Prudential Stock Index Portfolio

   11/10/2003* to 12/31/2003                      $1.15197     $1.22298         748,742
   1/1/2004 to 12/31/2004                         $1.22298     $1.33080       2,084,173
   1/1/2005 to 12/31/2005                         $1.33080     $1.37063       2,871,204
   1/1/2006 to 12/31/2006                         $1.37063     $1.56032       2,751,098
   1/1/2007 to 12/31/2007                         $1.56032     $1.61556       2,644,507

Prudential Value Portfolio

   11/10/2003* to 12/31/2003                      $1.12814     $1.22287         196,522
   1/1/2004 to 12/31/2004                         $1.22287     $1.40143       2,045,618
   1/1/2005 to 12/31/2005                         $1.40143     $1.61076       3,333,618
   1/1/2006 to 12/31/2006                         $1.61076     $1.90337       5,036,841
   1/1/2007 to 12/31/2007                         $1.90337     $1.93490       2,429,584

SP Aggressive Growth Asset Allocation Portfolio

   11/10/2003* to 12/31/2003                      $1.21355     $1.27795         119,834
   1/1/2004 to 12/31/2004                         $1.27795     $1.44485         903,222
   1/1/2005 to 12/31/2005                         $1.44485     $1.57270       1,044,466
   1/1/2006 to 12/31/2006                         $1.57270     $1.77069       1,020,864
   1/1/2007 to 12/31/2007                         $1.77069     $1.90484         962,187

SP AIM Aggressive Growth Portfolio

   11/10/2003* to 12/31/2003                      $1.18718     $1.22047         114,911
   1/1/2004 to 12/31/2004                         $1.22047     $1.34510         453,167
   1/1/2005 to 4/29/2005                          $1.34510     $1.24158               0

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

    ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT W/ CREDIT (1.50)



                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                            AT BEGINNING    AT END      OUTSTANDING AT
                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                            ------------ ------------ ------------------
SP AIM Core Equity Portfolio

   11/10/2003* to 12/31/2003                  $1.12346     $1.19493         28,181
   1/1/2004 to 12/31/2004                     $1.19493     $1.28081        343,366
   1/1/2005 to 12/31/2005                     $1.28081     $1.32044        300,759
   1/1/2006 to 12/31/2006                     $1.32044     $1.50967        296,160
   1/1/2007 to 12/31/2007                     $1.50967     $1.60362        298,417

SP T. Rowe Price Large-Cap Growth Portfolio

   11/10/2003* to 12/31/2003                  $1.13909     $1.17831        176,193
   1/1/2004 to 12/31/2004                     $1.17831     $1.23168        769,853
   1/1/2005 to 12/31/2005                     $1.23168     $1.41358        784,715
   1/1/2006 to 12/31/2006                     $1.41358     $1.47514        818,394
   1/1/2007 to 12/31/2007                     $1.47514     $1.57255        763,107

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

    ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT W/ CREDIT (1.50)



                                           ACCUMULATION ACCUMULATION     NUMBER OF
                                            UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                           AT BEGINNING    AT END      OUTSTANDING AT
                                            OF PERIOD    OF PERIOD     END OF PERIOD
                                           ------------ ------------ ------------------
SP Balanced Asset Allocation Portfolio

   11/10/2003* to 12/31/2003                 $1.14700     $1.19278          896,650
   1/1/2004 to 12/31/2004                    $1.19278     $1.30547        8,512,779
   1/1/2005 to 12/31/2005                    $1.30547     $1.38401       16,103,959
   1/1/2006 to 12/31/2006                    $1.38401     $1.50930       14,367,395
   1/1/2007 to 12/31/2007                    $1.50930     $1.62600       13,536,817

SP Conservative Asset Allocation Portfolio

   11/10/2003* to 12/31/2003                 $1.10203     $1.13549          368,931
   1/1/2004 to 12/31/2004                    $1.13549     $1.21814        4,711,422
   1/1/2005 to 12/31/2005                    $1.21814     $1.27115        7,919,115
   1/1/2006 to 12/31/2006                    $1.27115     $1.36108        7,571,180
   1/1/2007 to 12/31/2007                    $1.36108     $1.46673        7,362,201

SP Davis Value Portfolio

   11/10/2003* to 12/31/2003                 $1.16951     $1.24728          514,371
   1/1/2004 to 12/31/2004                    $1.24728     $1.38273        2,230,528
   1/1/2005 to 12/31/2005                    $1.38273     $1.49196        2,837,183
   1/1/2006 to 12/31/2006                    $1.49196     $1.69087        2,989,892
   1/1/2007 to 12/31/2007                    $1.69087     $1.74209        2,936,649

SP Small-Cap Value Portfolio

   11/10/2003* to 12/31/2003                 $1.22141     $1.28895          636,025
   1/1/2004 to 12/31/2004                    $1.28895     $1.53268        4,187,804
   1/1/2005 to 12/31/2005                    $1.53268     $1.57975        5,412,461
   1/1/2006 to 12/31/2006                    $1.57975     $1.78363        7,657,897
   1/1/2007 to 12/31/2007                    $1.78363     $1.69341        5,482,875

SP Growth Asset Allocation Portfolio

   11/10/2003* to 12/31/2003                 $1.18274     $1.23860          421,234
   1/1/2004 to 12/31/2004                    $1.23860     $1.37963        5,238,156
   1/1/2005 to 12/31/2005                    $1.37963     $1.48487        8,999,830
   1/1/2006 to 12/31/2006                    $1.48487     $1.65137        8,377,994
   1/1/2007 to 12/31/2007                    $1.65137     $1.77705        8,113,177

SP Large Cap Value Portfolio

   11/10/2003* to 12/31/2003                 $1.13351     $1.21326          272,797
   1/1/2004 to 12/31/2004                    $1.21326     $1.40752          883,772
   1/1/2005 to 12/31/2005                    $1.40752     $1.47896        1,054,973
   1/1/2006 to 12/31/2006                    $1.47896     $1.72642          915,541
   1/1/2007 to 12/31/2007                    $1.72642     $1.65269          865,514

SP International Value Portfolio

   11/10/2003* to 12/31/2003                 $1.13218     $1.23267          134,917
   1/1/2004 to 12/31/2004                    $1.23267     $1.40640          952,632
   1/1/2005 to 12/31/2005                    $1.40640     $1.57644        1,143,370
   1/1/2006 to 12/31/2006                    $1.57644     $2.00514        1,890,439
   1/1/2007 to 12/31/2007                    $2.00514     $2.33261          831,889

SP MFS Capital Opportunities Portfolio

   11/10/2003* to 12/31/2003                 $1.14369     $1.20608           19,765
   1/1/2004 to 12/31/2004                    $1.20608     $1.33544          138,890
   1/1/2005 to 4/29/2005                     $1.33544     $1.24754                0

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

    ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT W/ CREDIT (1.50)



                                 ACCUMULATION ACCUMULATION     NUMBER OF
                                  UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                 AT BEGINNING    AT END      OUTSTANDING AT
                                  OF PERIOD    OF PERIOD     END OF PERIOD
                                 ------------ ------------ ------------------
   SP Mid Cap Growth Portfolio

      11/10/2003* to 12/31/2003    $1.31504     $1.33798         124,590
      1/1/2004 to 12/31/2004       $1.33798     $1.57590         536,148
      1/1/2005 to 12/31/2005       $1.57590     $1.63428       1,277,420
      1/1/2006 to 12/31/2006       $1.63428     $1.57891       1,283,345
      1/1/2007 to 12/31/2007       $1.57891     $1.80753       1,259,620

   SP PIMCO High Yield Portfolio

      11/10/2003* to 12/31/2003    $1.16054     $1.19699         360,034
      1/1/2004 to 12/31/2004       $1.19699     $1.28928       3,132,767
      1/1/2005 to 12/31/2005       $1.28928     $1.32167       4,735,293
      1/1/2006 to 12/31/2006       $1.32167     $1.42588       5,672,408
      1/1/2007 to 12/31/2007       $1.42588     $1.45802       4,052,929

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

    ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT W/ CREDIT (1.50)



                                               ACCUMULATION ACCUMULATION     NUMBER OF
                                                UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                               AT BEGINNING    AT END      OUTSTANDING AT
                                                OF PERIOD    OF PERIOD     END OF PERIOD
                                               ------------ ------------ ------------------
SP PIMCO Total Return Portfolio

   11/10/2003* to 12/31/2003                    $ 1.02883    $ 1.04577        1,399,741
   1/1/2004 to 12/31/2004                       $ 1.04577    $ 1.08469        7,184,091
   1/1/2005 to 12/31/2005                       $ 1.08469    $ 1.09451       11,435,594
   1/1/2006 to 12/31/2006                       $ 1.09451    $ 1.11816       11,164,611
   1/1/2007 to 12/31/2007                       $ 1.11816    $ 1.20554       10,059,482

SP Prudential U.S. Emerging Growth Portfolio

   11/10/2003* to 12/31/2003                    $ 1.35353    $ 1.36507          249,564
   1/1/2004 to 12/31/2004                       $ 1.36507    $ 1.63250        1,544,665
   1/1/2005 to 12/31/2005                       $ 1.63250    $ 1.89429        1,964,326
   1/1/2006 to 12/31/2006                       $ 1.89429    $ 2.04524        2,936,563
   1/1/2007 to 12/31/2007                       $ 2.04524    $ 2.35368        1,294,220

SP Small Cap Growth Portfolio

   11/10/2003* to 12/31/2003                    $ 1.28929    $ 1.30057           51,713
   1/1/2004 to 12/31/2004                       $ 1.30057    $ 1.26944          644,553
   1/1/2005 to 12/31/2005                       $ 1.26944    $ 1.28163          686,625
   1/1/2006 to 12/31/2006                       $ 1.28163    $ 1.41909          678,661
   1/1/2007 to 12/31/2007                       $ 1.41909    $ 1.48703          629,574

SP Strategic Partners Focused Growth Portfolio

   11/10/2003* to 12/31/2003                    $ 1.14407    $ 1.19257           56,296
   1/1/2004 to 12/31/2004                       $ 1.19257    $ 1.29935          208,467
   1/1/2005 to 12/31/2005                       $ 1.29935    $ 1.47411          284,629
   1/1/2006 to 12/31/2006                       $ 1.47411    $ 1.44281          348,973
   1/1/2007 to 12/31/2007                       $ 1.44281    $ 1.63799          321,101

SP Technology Portfolio

   11/10/2003* to 12/31/2003                    $ 1.32497    $ 1.33906           61,971
   1/1/2004 to 12/31/2004                       $ 1.33906    $ 1.31919          193,753
   1/1/2005 to 4/29/2005                        $ 1.31919    $ 1.17795                0

SP International Growth Portfolio

   11/10/2003* to 12/31/2003                    $ 1.26298    $ 1.34972          188,084
   1/1/2004 to 12/31/2004                       $ 1.34972    $ 1.54968          664,439
   1/1/2005 to 12/31/2005                       $ 1.54968    $ 1.77714        1,026,621
   1/1/2006 to 12/31/2006                       $ 1.77714    $ 2.11952        1,034,228
   1/1/2007 to 12/31/2007                       $ 2.11952    $ 2.49614        1,042,078

AST Advanced Strategies Portfolio

   3/20/2006* to 12/31/2006                     $ 9.99878    $10.67433                0
   1/1/2007 to 12/31/2007                       $10.67433    $11.51551            3,049

AST Aggressive Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                     $ 9.99878    $ 9.99858            4,030
   1/1/2006 to 12/31/2006                       $ 9.99858    $11.39632           60,756
   1/1/2007 to 12/31/2007                       $11.39632    $12.30021           55,344

AST Alger All-Cap Growth Portfolio

   3/14/2005* to 12/02/2005                     $10.09329    $11.72479                0

AST Alliance Bernstein Core Value Portfolio

   3/14/2005* to 12/31/2005                     $10.07962    $10.32416            4,402
   1/1/2006 to 12/31/2006                       $10.32416    $12.34339            6,377
   1/1/2007 to 12/31/2007                       $12.34339    $11.72634           38,584

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

    ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT W/ CREDIT (1.50)



                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------
AST Alliance Bernstein Growth & Income Portfolio

   3/14/2005* to 12/31/2005                                  $10.05473    $10.27867           2,304
   1/1/2006 to 12/31/2006                                    $10.27867    $11.87604             709
   1/1/2007 to 12/31/2007                                    $11.87604    $12.29954             481

AST Alliance Bernstein Growth + Value Portfolio

   3/14/2005* to 12/02/2005                                  $10.05001    $11.33679               0

AST Alliance Bernstein Managed Index 500 Portfolio

   3/14/2005* to 12/31/2005                                  $10.04980    $10.41342           1,338
   1/1/2006 to 12/31/2006                                    $10.41342    $11.55269           1,568
   1/1/2007 to 12/31/2007                                    $11.55269    $11.61816           4,324

AST American Century Income & Growth Portfolio

   3/14/2005* to 12/31/2005                                  $10.06650    $10.34593           5,287
   1/1/2006 to 12/31/2006                                    $10.34593    $11.91171           5,347
   1/1/2007 to 12/31/2007                                    $11.91171    $11.72224          39,565

AST American Century Strategic Allocation Portfolio formerly, AST American Century Strategic Balanced Portfolio

   3/14/2005* to 12/31/2005                                  $10.04194    $10.32881           3,661
   1/1/2006 to 12/31/2006                                    $10.32881    $11.16037           3,660
   1/1/2007 to 12/31/2007                                    $11.16037    $11.97532           3,658

AST Balanced Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                  $ 9.99878    $10.01855           8,623
   1/1/2006 to 12/31/2006                                    $10.01855    $11.03218         247,689
   1/1/2007 to 12/31/2007                                    $11.03218    $11.86914         279,392

AST Capital Growth Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                  $ 9.99878    $10.00855           5,680
   1/1/2006 to 12/31/2006                                    $10.00855    $11.20934         181,516
   1/1/2007 to 12/31/2007                                    $11.20934    $12.11730         193,520

AST Cohen & Steers Realty Portfolio

   3/14/2005* to 12/31/2005                                  $10.14702    $12.03193           9,003
   1/1/2006 to 12/31/2006                                    $12.03193    $16.20961          19,575
   1/1/2007 to 12/31/2007                                    $16.20961    $12.78501          16,937

AST Conservative Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                  $ 9.99878    $10.02853          12,499
   1/1/2006 to 12/31/2006                                    $10.02853    $10.92392          52,395
   1/1/2007 to 12/31/2007                                    $10.92392    $11.73838       1,350,404

AST DeAm Large-Cap Value Portfolio

   3/14/2005* to 12/31/2005                                  $10.08483    $10.72814             851
   1/1/2006 to 12/31/2006                                    $10.72814    $12.86653           7,558
   1/1/2007 to 12/31/2007                                    $12.86653    $12.82489           9,108

AST Neuberger Berman Small-Cap Growth Portfolio formerly, AST DeAm Small-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                                  $10.01125    $10.32447             965
   1/1/2006 to 12/31/2006                                    $10.32447    $10.96129           2,075
   1/1/2007 to 12/31/2007                                    $10.96129    $12.81949           3,328

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

    ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT W/ CREDIT (1.50)



                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST DeAm Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                            $10.04561    $10.02950          2,963
   1/1/2006 to 12/31/2006                              $10.02950    $11.85325          6,106
   1/1/2007 to 12/31/2007                              $11.85325    $ 9.60235          9,523

AST Federated Aggressive Growth Portfolio

   3/14/2005* to 12/31/2005                            $ 9.99878    $10.97186         16,243
   1/1/2006 to 12/31/2006                              $10.97186    $12.20585         22,131
   1/1/2007 to 12/31/2007                              $12.20585    $13.37276         20,716

AST First Trust Capital Appreciation Target Portfolio

   3/20/2006* to 12/31/2006                            $ 9.99878    $10.49631         72,988
   1/1/2007 to 12/31/2007                              $10.49631    $11.52104         21,077

AST First Trust Balanced Target Portfolio

   3/20/2006* to 12/31/2006                            $ 9.99878    $10.59531          4,856
   1/1/2007 to 12/31/2007                              $10.59531    $11.33124          3,345

AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio

   3/14/2005* to 12/31/2005                            $10.01533    $10.63623          2,168
   1/1/2006 to 12/31/2006                              $10.63623    $11.64691          2,154
   1/1/2007 to 12/31/2007                              $11.64691    $11.69671         38,573

AST Goldman Sachs Concentrated Growth Portfolio

   3/14/2005* to 12/31/2005                            $10.03294    $10.77223          6,078
   1/1/2006 to 12/31/2006                              $10.77223    $11.67384          9,357
   1/1/2007 to 12/31/2007                              $11.67384    $13.10969         42,558

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

    ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT W/ CREDIT (1.50)



                                              ACCUMULATION ACCUMULATION     NUMBER OF
                                               UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                              AT BEGINNING    AT END      OUTSTANDING AT
                                               OF PERIOD    OF PERIOD     END OF PERIOD
                                              ------------ ------------ ------------------
AST High Yield Portfolio

   3/14/2005* to 12/31/2005                    $ 9.97673    $ 9.87041         46,546
   1/1/2006 to 12/31/2006                      $ 9.87041    $10.73155         56,146
   1/1/2007 to 12/31/2007                      $10.73155    $10.83442         54,971

AST Goldman Sachs Mid-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                    $ 9.99878    $10.59153         26,244
   1/1/2006 to 12/31/2006                      $10.59153    $11.09039         30,781
   1/1/2007 to 12/31/2007                      $11.09039    $13.03958         23,560

AST JPMorgan International Equity Portfolio

   3/14/2005* to 12/31/2005                    $ 9.91381    $10.66609         13,088
   1/1/2006 to 12/31/2006                      $10.66609    $12.90428         26,705
   1/1/2007 to 12/31/2007                      $12.90428    $13.91261         23,491

AST Large-Cap Value Portfolio

   3/14/2005* to 12/31/2005                    $10.07718    $10.56963         23,249
   1/1/2006 to 12/31/2006                      $10.56963    $12.33609         25,800
   1/1/2007 to 12/31/2007                      $12.33609    $11.78988         28,420

AST Lord Abbett Bond-Debenture Portfolio

   3/14/2005* to 12/31/2005                    $ 9.99878    $ 9.96176         22,177
   1/1/2006 to 12/31/2006                      $ 9.96176    $10.77671         38,879
   1/1/2007 to 12/31/2007                      $10.77671    $11.26296         87,863

AST Marsico Capital Growth Portfolio

   3/14/2005* to 12/31/2005                    $10.12616    $10.91643         43,461
   1/1/2006 to 12/31/2006                      $10.91643    $11.53387         58,930
   1/1/2007 to 12/31/2007                      $11.53387    $13.06297         65,092

AST MFS Global Equity Portfolio

   3/14/2005* to 12/31/2005                    $ 9.96618    $10.49040          5,328
   1/1/2006 to 12/31/2006                      $10.49040    $12.84756          5,822
   1/1/2007 to 12/31/2007                      $12.84756    $13.84670          7,518

AST MFS Growth Portfolio

   3/14/2005* to 12/31/2005                    $10.03685    $10.77243          1,790
   1/1/2006 to 12/31/2006                      $10.77243    $11.63919          3,981
   1/1/2007 to 12/31/2007                      $11.63919    $13.19875          3,838

AST Mid-Cap Value Portfolio

   3/14/2005* to 12/31/2005                    $10.06495    $10.36538          4,234
   1/1/2006 to 12/31/2006                      $10.36538    $11.66717          6,824
   1/1/2007 to 12/31/2007                      $11.66717    $11.81014         11,454

AST Neuberger Berman Mid-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                    $10.05568    $11.34967          8,255
   1/1/2006 to 12/31/2006                      $11.34967    $12.75411         15,961
   1/1/2007 to 12/31/2007                      $12.75411    $15.35457         18,531

AST Neuberger Berman Mid-Cap Value Portfolio

   3/14/2005* to 12/31/2005                    $10.02188    $10.89810         33,110
   1/1/2006 to 12/31/2006                      $10.89810    $11.89194         46,901
   1/1/2007 to 12/31/2007                      $11.89194    $12.08669         45,473

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

    ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT W/ CREDIT (1.50)



                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST PIMCO Limited Maturity Bond Portfolio

   3/14/2005* to 12/31/2005                            $ 9.99878    $10.06919          24,917
   1/1/2006 to 12/31/2006                              $10.06919    $10.29998          39,413
   1/1/2007 to 12/31/2007                              $10.29998    $10.83697          57,202

AST Preservation Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                            $ 9.99878    $10.03852          27,960
   1/1/2006 to 12/31/2006                              $10.03852    $10.67791          37,124
   1/1/2007 to 12/31/2007                              $10.67791    $11.43657          35,797

AST Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                            $10.04858    $10.65972           3,774
   1/1/2006 to 12/31/2006                              $10.65972    $12.60781          10,325
   1/1/2007 to 12/31/2007                              $12.60781    $11.72388          14,634

AST T. Rowe Price Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                            $10.02859    $10.36801           4,191
   1/1/2006 to 12/31/2006                              $10.36801    $11.49135           4,810
   1/1/2007 to 12/31/2007                              $11.49135    $12.03647           7,558

AST T. Rowe Price Global Bond Portfolio

   3/14/2005* to 12/31/2005                            $ 9.94931    $ 9.46092          15,827
   1/1/2006 to 12/31/2006                              $ 9.46092    $ 9.90611          16,606
   1/1/2007 to 12/31/2007                              $ 9.90611    $10.70032          30,418

AST T. Rowe Price Natural Resources Portfolio

   3/14/2005* to 12/31/2005                            $10.00278    $11.75300          32,262
   1/1/2006 to 12/31/2006                              $11.75300    $13.41664          72,871
   1/1/2007 to 12/31/2007                              $13.41664    $18.57178          94,428

Gartmore NVIT Developing Markets Fund
formerly, Gartmore GVIT Developing Markets Fund

   3/14/2005* to 12/31/2005                            $ 9.88094    $12.07630           7,617
   1/1/2006 to 12/31/2006                              $12.07630    $16.01220          23,804
   1/1/2007 to 12/31/2007                              $16.01220    $22.63790         192,689

Janus Aspen Large Cap Growth Portfolio-Service Shares

   11/10/2003* to 12/31/2003                           $ 1.19640    $ 1.24493          66,403
   1/1/2004 to 12/31/2004                              $ 1.24493    $ 1.27810         865,818
   1/1/2005 to 12/31/2005                              $ 1.27810    $ 1.30978         900,306
   1/1/2006 to 12/31/2006                              $ 1.30978    $ 1.43419       2,328,521
   1/1/2007 to 12/31/2007                              $ 1.43419    $ 1.62200         230,498

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                           $ 9.99878    $ 9.98165               0

--------

*  Denotes the start date of these sub-accounts

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

      ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/O CREDIT (1.65)




                                                ACCUMULATION ACCUMULATION     NUMBER OF
                                                 UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                AT BEGINNING    AT END      OUTSTANDING AT
                                                 OF PERIOD    OF PERIOD     END OF PERIOD
                                                ------------ ------------ ------------------
Jennison Portfolio

   11/10/2003* to 12/31/2003                      $1.18188     $1.23707          8,644
   1/1/2004 to 12/31/2004                         $1.23707     $1.33430        102,004
   1/1/2005 to 12/31/2005                         $1.33430     $1.50370        109,415
   1/1/2006 to 12/31/2006                         $1.50370     $1.50581        116,064
   1/1/2007 to 12/31/2007                         $1.50581     $1.65902        106,569

Prudential Equity Portfolio

   11/10/2003* to 12/31/2003                      $1.17468     $1.25467         23,285
   1/1/2004 to 12/31/2004                         $1.25467     $1.35675         26,319
   1/1/2005 to 12/31/2005                         $1.35675     $1.48798        128,469
   1/1/2006 to 12/31/2006                         $1.48798     $1.64795        150,181
   1/1/2007 to 12/31/2007                         $1.64795     $1.77225        140,978

Prudential Global Portfolio

   11/10/2003* to 12/31/2003                      $1.20330     $1.28183         25,247
   1/1/2004 to 12/31/2004                         $1.28183     $1.38198          6,661
   1/1/2005 to 12/31/2005                         $1.38198     $1.57799         16,445
   1/1/2006 to 12/31/2006                         $1.57799     $1.85749         20,230
   1/1/2007 to 12/31/2007                         $1.85749     $2.01871         15,512

Prudential Money Market Portfolio

   11/10/2003* to 12/31/2003                      $0.99356     $0.99219         11,391
   1/1/2004 to 12/31/2004                         $0.99219     $0.98618         14,376
   1/1/2005 to 12/31/2005                         $0.98618     $0.99832         30,391
   1/1/2006 to 12/31/2006                         $0.99832     $1.02847        137,528
   1/1/2007 to 12/31/2007                         $1.02847     $1.06254         38,094

Prudential Stock Index Portfolio

   11/10/2003* to 12/31/2003                      $1.15053     $1.22123         52,521
   1/1/2004 to 12/31/2004                         $1.22123     $1.32700        281,056
   1/1/2005 to 12/31/2005                         $1.32700     $1.36470        617,000
   1/1/2006 to 12/31/2006                         $1.36470     $1.55128        656,286
   1/1/2007 to 12/31/2007                         $1.55128     $1.60381        653,701

Prudential Value Portfolio

   11/10/2003* to 12/31/2003                      $1.12669     $1.22106         35,055
   1/1/2004 to 12/31/2004                         $1.22106     $1.39723        304,704
   1/1/2005 to 12/31/2005                         $1.39723     $1.60363        497,456
   1/1/2006 to 12/31/2006                         $1.60363     $1.89231        483,816
   1/1/2007 to 12/31/2007                         $1.89231     $1.92084        459,828

SP Aggressive Growth Asset Allocation Portfolio

   11/10/2003* to 12/31/2003                      $1.21215     $1.27619              0
   1/1/2004 to 12/31/2004                         $1.27619     $1.44070         17,429
   1/1/2005 to 12/31/2005                         $1.44070     $1.56609         30,250
   1/1/2006 to 12/31/2006                         $1.56609     $1.76070         21,720
   1/1/2007 to 12/31/2007                         $1.76070     $1.89131          8,483

SP AIM Aggressive Growth Portfolio

   11/10/2003* to 12/31/2003                      $1.18566     $1.21864          4,725
   1/1/2004 to 12/31/2004                         $1.21864     $1.34106         17,357
   1/1/2005 to 4/29/2005                          $1.34106     $1.23721              0

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

      ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/O CREDIT (1.65)



                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                            AT BEGINNING    AT END      OUTSTANDING AT
                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                            ------------ ------------ ------------------
SP AIM Core Equity Portfolio

   11/10/2003* to 12/31/2003                  $1.12213     $1.19327              0
   1/1/2004 to 12/31/2004                     $1.19327     $1.27723         41,635
   1/1/2005 to 12/31/2005                     $1.27723     $1.31464         44,057
   1/1/2006 to 12/31/2006                     $1.31464     $1.50098         41,773
   1/1/2007 to 12/31/2007                     $1.50098     $1.59208         39,387

SP T. Rowe Price Large-Cap Growth Portfolio

   11/10/2003* to 12/31/2003                  $1.13759     $1.17656              0
   1/1/2004 to 12/31/2004                     $1.17656     $1.22806         46,253
   1/1/2005 to 12/31/2005                     $1.22806     $1.40748         62,417
   1/1/2006 to 12/31/2006                     $1.40748     $1.46656         58,170
   1/1/2007 to 12/31/2007                     $1.46656     $1.56104         58,603

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

      ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/O CREDIT (1.65)



                                           ACCUMULATION ACCUMULATION     NUMBER OF
                                            UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                           AT BEGINNING    AT END      OUTSTANDING AT
                                            OF PERIOD    OF PERIOD     END OF PERIOD
                                           ------------ ------------ ------------------
SP Balanced Asset Allocation Portfolio

   11/10/2003* to 12/31/2003                 $1.14552     $1.19102          37,859
   1/1/2004 to 12/31/2004                    $1.19102     $1.30170         143,390
   1/1/2005 to 12/31/2005                    $1.30170     $1.37797         320,695
   1/1/2006 to 12/31/2006                    $1.37797     $1.50063         273,629
   1/1/2007 to 12/31/2007                    $1.50063     $1.61430         274,860

SP Conservative Asset Allocation Portfolio

   11/10/2003* to 12/31/2003                 $1.10056     $1.13376               0
   1/1/2004 to 12/31/2004                    $1.13376     $1.21453         117,134
   1/1/2005 to 12/31/2005                    $1.21453     $1.26544         260,402
   1/1/2006 to 12/31/2006                    $1.26544     $1.35280         236,115
   1/1/2007 to 12/31/2007                    $1.35280     $1.45567         227,292

SP Davis Value Portfolio

   11/10/2003* to 12/31/2003                 $1.16804     $1.24544          10,915
   1/1/2004 to 12/31/2004                    $1.24544     $1.37860         122,204
   1/1/2005 to 12/31/2005                    $1.37860     $1.48545         176,132
   1/1/2006 to 12/31/2006                    $1.48545     $1.68088         165,038
   1/1/2007 to 12/31/2007                    $1.68088     $1.72924         164,573

SP Small-Cap Value Portfolio

   11/10/2003* to 12/31/2003                 $1.21985     $1.28700          21,736
   1/1/2004 to 12/31/2004                    $1.28700     $1.52811         131,542
   1/1/2005 to 12/31/2005                    $1.52811     $1.57270         306,296
   1/1/2006 to 12/31/2006                    $1.57270     $1.77315         303,257
   1/1/2007 to 12/31/2007                    $1.77315     $1.68097         293,622

SP Growth Asset Allocation Portfolio

   11/10/2003* to 12/31/2003                 $1.18125     $1.23681               0
   1/1/2004 to 12/31/2004                    $1.23681     $1.37547       1,076,880
   1/1/2005 to 12/31/2005                    $1.37547     $1.47820       1,168,282
   1/1/2006 to 12/31/2006                    $1.47820     $1.64168         672,228
   1/1/2007 to 12/31/2007                    $1.64168     $1.76403         672,705

SP Large Cap Value Portfolio

   11/10/2003* to 12/31/2003                 $1.13219     $1.21162          13,056
   1/1/2004 to 12/31/2004                    $1.21162     $1.40351          76,768
   1/1/2005 to 12/31/2005                    $1.40351     $1.47262         106,422
   1/1/2006 to 12/31/2006                    $1.47262     $1.71638          94,003
   1/1/2007 to 12/31/2007                    $1.71638     $1.64071          87,143

SP International Value Portfolio

   11/10/2003* to 12/31/2003                 $1.13084     $1.23097               0
   1/1/2004 to 12/31/2004                    $1.23097     $1.40240          81,416
   1/1/2005 to 12/31/2005                    $1.40240     $1.56978         104,580
   1/1/2006 to 12/31/2006                    $1.56978     $1.99373          84,499
   1/1/2007 to 12/31/2007                    $1.99373     $2.31584          73,667

SP MFS Capital Opportunities Portfolio

   11/10/2003* to 12/31/2003                 $1.14214     $1.20421               0
   1/1/2004 to 12/31/2004                    $1.20421     $1.33147           2,944
   1/1/2005 to 4/29/2005                     $1.33147     $1.24322               0

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

      ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/O CREDIT (1.65)



                                 ACCUMULATION ACCUMULATION     NUMBER OF
                                  UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                 AT BEGINNING    AT END      OUTSTANDING AT
                                  OF PERIOD    OF PERIOD     END OF PERIOD
                                 ------------ ------------ ------------------
   SP Mid Cap Growth Portfolio

      11/10/2003* to 12/31/2003    $1.14214     $1.33593          8,091
      1/1/2004 to 12/31/2004       $1.33593     $1.57111         18,261
      1/1/2005 to 12/31/2005       $1.57111     $1.62697         44,321
      1/1/2006 to 12/31/2006       $1.62697     $1.56956         34,486
      1/1/2007 to 12/31/2007       $1.56956     $1.79420         27,830

   SP PIMCO High Yield Portfolio

      11/10/2003* to 12/31/2003    $1.15917     $1.19539         35,271
      1/1/2004 to 12/31/2004       $1.19539     $1.28562        130,324
      1/1/2005 to 12/31/2005       $1.28562     $1.31572        222,230
      1/1/2006 to 12/31/2006       $1.31572     $1.41756        218,493
      1/1/2007 to 12/31/2007       $1.41756     $1.44744        204,417

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

      ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/O CREDIT (1.65)



                                               ACCUMULATION ACCUMULATION     NUMBER OF
                                                UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                               AT BEGINNING    AT END      OUTSTANDING AT
                                                OF PERIOD    OF PERIOD     END OF PERIOD
                                               ------------ ------------ ------------------
SP PIMCO Total Return Portfolio

   11/10/2003* to 12/31/2003                    $ 1.02742    $ 1.04416         16,148
   1/1/2004 to 12/31/2004                       $ 1.04416    $ 1.08148        403,515
   1/1/2005 to 12/31/2005                       $ 1.08148    $ 1.08944        632,264
   1/1/2006 to 12/31/2006                       $ 1.08944    $ 1.11116        628,146
   1/1/2007 to 12/31/2007                       $ 1.11116    $ 1.19632        612,154

SP Prudential U.S. Emerging Growth Portfolio

   11/10/2003* to 12/31/2003                    $ 1.35197    $ 1.36323         17,233
   1/1/2004 to 12/31/2004                       $ 1.36323    $ 1.62791         84,738
   1/1/2005 to 12/31/2005                       $ 1.62791    $ 1.88624        117,848
   1/1/2006 to 12/31/2006                       $ 1.88624    $ 2.03361        113,709
   1/1/2007 to 12/31/2007                       $ 2.03361    $ 2.33677        100,533

SP Small Cap Growth Portfolio

   11/10/2003* to 12/31/2003                    $ 1.28765    $ 1.29864              0
   1/1/2004 to 12/31/2004                       $ 1.29864    $ 1.26580         12,329
   1/1/2005 to 12/31/2005                       $ 1.26580    $ 1.27614         28,160
   1/1/2006 to 12/31/2006                       $ 1.27614    $ 1.41098         26,944
   1/1/2007 to 12/31/2007                       $ 1.41098    $ 1.47630         31,963

SP Strategic Partners Focused Growth Portfolio

   11/10/2003* to 12/31/2003                    $ 1.14262    $ 1.19082          4,079
   1/1/2004 to 12/31/2004                       $ 1.19082    $ 1.29550         49,598
   1/1/2005 to 12/31/2005                       $ 1.29550    $ 1.46760         51,899
   1/1/2006 to 12/31/2006                       $ 1.46760    $ 1.43437         53,106
   1/1/2007 to 12/31/2007                       $ 1.43437    $ 1.62600         51,459

SP Technology Portfolio

   11/10/2003* to 12/31/2003                    $ 1.32340    $ 1.33722              0
   1/1/2004 to 12/31/2004                       $ 1.33722    $ 1.31561          3,800
   1/1/2005 to 4/29/2005                        $ 1.31561    $ 1.17415              0

SP International Growth Portfolio

   11/10/2003* to 12/31/2003                    $ 1.26136    $ 1.34770          7,936
   1/1/2004 to 12/31/2004                       $ 1.34770    $ 1.54511         36,689
   1/1/2005 to 12/31/2005                       $ 1.54511    $ 1.76921         96,911
   1/1/2006 to 12/31/2006                       $ 1.76921    $ 2.10698         86,283
   1/1/2007 to 12/31/2007                       $ 2.10698    $ 2.47766         80,176

AST Advanced Strategies Portfolio

   3/20/2006* to 12/31/2006                     $ 9.99865    $10.66193              0
   1/1/2007 to 12/31/2007                       $10.66193    $11.48514              0

AST Aggressive Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                     $ 9.99865    $ 9.99741              0
   1/1/2006 to 12/31/2006                       $ 9.99741    $11.37817              0
   1/1/2007 to 12/31/2007                       $11.37817    $12.26243            938

AST Alger All-Cap Growth Portfolio

   3/14/2005* to 12/02/2005                     $10.09317    $11.71227              0

AST Alliance Bernstein Core Value Portfolio

   3/14/2005* to 12/31/2005                     $10.07950    $10.31179              0
   1/1/2006 to 12/31/2006                       $10.31179    $12.31054              0
   1/1/2007 to 12/31/2007                       $12.31054    $11.67772              0

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

      ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/O CREDIT (1.65)



                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------
AST Alliance Bernstein Growth & Income Portfolio

   3/14/2005* to 12/31/2005                                  $10.05461    $10.26647         8,007
   1/1/2006 to 12/31/2006                                    $10.26647    $11.84457         7,965
   1/1/2007 to 12/31/2007                                    $11.84457    $12.24879         7,834

AST Alliance Bernstein Growth + Value Portfolio

   3/14/2005* to 12/02/2005                                  $10.04988    $11.32469             0

AST Alliance Bernstein Managed Index 500 Portfolio

   3/14/2005* to 12/31/2005                                  $10.04968    $10.40108             0
   1/1/2006 to 12/31/2006                                    $10.40108    $11.52194             0
   1/1/2007 to 12/31/2007                                    $11.52194    $11.56987             0

AST American Century Income & Growth Portfolio

   3/14/2005* to 12/31/2005                                  $10.06637    $10.33364           175
   1/1/2006 to 12/31/2006                                    $10.33364    $11.88015           174
   1/1/2007 to 12/31/2007                                    $11.88015    $11.67385           172

AST American Century Strategic Allocation Portfolio formerly, AST American Century Strategic Balanced Portfolio

   3/14/2005* to 12/31/2005                                  $10.04182    $10.31658           263
   1/1/2006 to 12/31/2006                                    $10.31658    $11.13077           261
   1/1/2007 to 12/31/2007                                    $11.13077    $11.92576           259

AST Balanced Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                  $ 9.99865    $10.01742             0
   1/1/2006 to 12/31/2006                                    $10.01742    $11.01471             0
   1/1/2007 to 12/31/2007                                    $11.01471    $11.83269           354

AST Capital Growth Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                  $ 9.99865    $10.00743             0
   1/1/2006 to 12/31/2006                                    $10.00743    $11.19158             0
   1/1/2007 to 12/31/2007                                    $11.19158    $12.08023         1,799

AST Cohen & Steers Realty Portfolio

   3/14/2005* to 12/31/2005                                  $10.14689    $12.01771           320
   1/1/2006 to 12/31/2006                                    $12.01771    $16.16654           685
   1/1/2007 to 12/31/2007                                    $16.16654    $12.73209           833

AST Conservative Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                  $ 9.99865    $10.02740             0
   1/1/2006 to 12/31/2006                                    $10.02740    $10.90666             0
   1/1/2007 to 12/31/2007                                    $10.90666    $11.70244             0

AST DeAm Large-Cap Value Portfolio

   3/14/2005* to 12/31/2005                                  $10.08471    $10.71543             0
   1/1/2006 to 12/31/2006                                    $10.71543    $12.83243           918
   1/1/2007 to 12/31/2007                                    $12.83243    $12.77180         1,296

AST Neuberger Berman Small-Cap Growth Portfolio formerly, AST DeAm Small-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                                  $10.01112    $10.31218             0
   1/1/2006 to 12/31/2006                                    $10.31218    $10.93206             0
   1/1/2007 to 12/31/2007                                    $10.93206    $12.76621             0

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

      ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/O CREDIT (1.65)



                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST DeAm Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                            $10.04549    $10.01768              0
   1/1/2006 to 12/31/2006                              $10.01768    $11.82202              0
   1/1/2007 to 12/31/2007                              $11.82202    $ 9.56286              0

AST Federated Aggressive Growth Portfolio

   3/14/2005* to 12/31/2005                            $ 9.99865    $10.95883            453
   1/1/2006 to 12/31/2006                              $10.95883    $12.17334            886
   1/1/2007 to 12/31/2007                              $12.17334    $13.31727          1,191

AST First Trust Capital Appreciation Target Portfolio

   3/20/2006* to 12/31/2006                            $ 9.99865    $10.48411              0
   1/1/2007 to 12/31/2007                              $10.48411    $11.49065              0

AST First Trust Balanced Target Portfolio

   3/20/2006* to 12/31/2006                            $ 9.99865    $10.58300              0
   1/1/2007 to 12/31/2007                              $10.58300    $11.30112              0

AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio

   3/14/2005* to 12/31/2005                            $10.01521    $10.62366              0
   1/1/2006 to 12/31/2006                              $10.62366    $11.61598              0
   1/1/2007 to 12/31/2007                              $11.61598    $11.64842              0

AST Goldman Sachs Concentrated Growth Portfolio

   3/14/2005* to 12/31/2005                            $10.03282    $10.75949              0
   1/1/2006 to 12/31/2006                              $10.75949    $11.64285              0
   1/1/2007 to 12/31/2007                              $11.64285    $13.05550              0

AST High Yield Portfolio

   3/14/2005* to 12/31/2005                            $ 9.97660    $ 9.85860            355
   1/1/2006 to 12/31/2006                              $ 9.85860    $10.70297            327
   1/1/2007 to 12/31/2007                              $10.70297    $10.78957            643

AST Goldman Sachs Mid-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                            $ 9.99865    $10.57900              0
   1/1/2006 to 12/31/2006                              $10.57900    $11.06101              0
   1/1/2007 to 12/31/2007                              $11.06101    $12.98570              0

AST JPMorgan International Equity Portfolio

   3/14/2005* to 12/31/2005                            $ 9.91368    $10.65333              0
   1/1/2006 to 12/31/2006                              $10.65333    $12.86994            672
   1/1/2007 to 12/31/2007                              $12.86994    $13.85509            661

AST Large-Cap Value Portfolio

   3/14/2005* to 12/31/2005                            $10.07706    $10.55706          1,556
   1/1/2006 to 12/31/2006                              $10.55706    $12.30317          1,537
   1/1/2007 to 12/31/2007                              $12.30317    $11.74091          1,633

AST Lord Abbett Bond-Debenture Portfolio

   3/14/2005* to 12/31/2005                            $ 9.99865    $ 9.94996         11,211
   1/1/2006 to 12/31/2006                              $ 9.94996    $10.74807         12,401
   1/1/2007 to 12/31/2007                              $10.74807    $11.21631         12,746

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

      ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/O CREDIT (1.65)



                                              ACCUMULATION ACCUMULATION     NUMBER OF
                                               UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                              AT BEGINNING    AT END      OUTSTANDING AT
                                               OF PERIOD    OF PERIOD     END OF PERIOD
                                              ------------ ------------ ------------------
AST Marsico Capital Growth Portfolio

   3/14/2005* to 12/31/2005                    $10.12604    $10.90350           725
   1/1/2006 to 12/31/2006                      $10.90350    $11.50325         2,218
   1/1/2007 to 12/31/2007                      $11.50325    $13.00905         2,656

AST MFS Global Equity Portfolio

   3/14/2005* to 12/31/2005                    $ 9.96606    $10.47792             0
   1/1/2006 to 12/31/2006                      $10.47792    $12.81337           932
   1/1/2007 to 12/31/2007                      $12.81337    $13.78934           932

AST MFS Growth Portfolio

   3/14/2005* to 12/31/2005                    $10.03673    $10.75959             0
   1/1/2006 to 12/31/2006                      $10.75959    $11.60810             0
   1/1/2007 to 12/31/2007                      $11.60810    $13.14397             0

AST Mid-Cap Value Portfolio

   3/14/2005* to 12/31/2005                    $10.06483    $10.35312           265
   1/1/2006 to 12/31/2006                      $10.35312    $11.63626           984
   1/1/2007 to 12/31/2007                      $11.63626    $11.76134         1,284

AST Neuberger Berman Mid-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                    $10.05555    $11.33624             0
   1/1/2006 to 12/31/2006                      $11.33624    $12.72026           862
   1/1/2007 to 12/31/2007                      $12.72026    $15.29110         1,156

AST Neuberger Berman Mid-Cap Value Portfolio

   3/14/2005* to 12/31/2005                    $10.02176    $10.88522           410
   1/1/2006 to 12/31/2006                      $10.88522    $11.86039         1,335
   1/1/2007 to 12/31/2007                      $11.86039    $12.03668         1,653

AST PIMCO Limited Maturity Bond Portfolio

   3/14/2005* to 12/31/2005                    $ 9.99865    $10.05726           149
   1/1/2006 to 12/31/2006                      $10.05726    $10.27261           137
   1/1/2007 to 12/31/2007                      $10.27261    $10.79219           506

AST Preservation Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                    $ 9.99865    $10.03737             0
   1/1/2006 to 12/31/2006                      $10.03737    $10.66091             0
   1/1/2007 to 12/31/2007                      $10.66091    $11.40138             0

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

      ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/O CREDIT (1.65)




                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                            $10.04846    $10.64701            271
   1/1/2006 to 12/31/2006                              $10.64701    $12.57412          1,166
   1/1/2007 to 12/31/2007                              $12.57412    $11.67520          1,484

AST T. Rowe Price Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                            $10.02847    $10.35564              0
   1/1/2006 to 12/31/2006                              $10.35564    $11.46084              0
   1/1/2007 to 12/31/2007                              $11.46084    $11.98667              0

AST T. Rowe Price Global Bond Portfolio

   3/14/2005* to 12/31/2005                            $ 9.94919    $ 9.44958          1,620
   1/1/2006 to 12/31/2006                              $ 9.44958    $ 9.87964          1,573
   1/1/2007 to 12/31/2007                              $ 9.87964    $10.65590          1,980

AST T. Rowe Price Natural Resources Portfolio

   3/14/2005* to 12/31/2005                            $10.00265    $11.73902          2,321
   1/1/2006 to 12/31/2006                              $11.73902    $13.38101          2,260
   1/1/2007 to 12/31/2007                              $13.38101    $18.49503          3,120

Gartmore NVIT Developing Markets Fund
formerly, Gartmore GVIT Developing Markets Fund

   3/14/2005* to 12/31/2005                            $ 9.88082    $12.06187              0
   1/1/2006 to 12/31/2006                              $12.06187    $15.96941            387
   1/1/2007 to 12/31/2007                              $15.96941    $22.54392          1,219

Janus Aspen Large Cap Growth Portfolio-Service Shares

   11/10/2003* to 12/31/2003                           $ 1.19497    $ 1.24316          8,611
   1/1/2004 to 12/31/2004                              $ 1.24316    $ 1.27441              0
   1/1/2005 to 12/31/2005                              $ 1.27441    $ 1.30411         44,019
   1/1/2006 to 12/31/2006                              $ 1.30411    $ 1.42585         45,145
   1/1/2007 to 12/31/2007                              $ 1.42585    $ 1.61013         43,081

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                           $ 9.99865    $ 9.97982              0

--------

*  Denotes the start date of these sub-accounts

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

       ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/ CREDIT (1.75)




                                                ACCUMULATION ACCUMULATION     NUMBER OF
                                                 UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                AT BEGINNING    AT END      OUTSTANDING AT
                                                 OF PERIOD    OF PERIOD     END OF PERIOD
                                                ------------ ------------ ------------------
Jennison Portfolio

   11/10/2003* to 12/31/2003                      $1.18098     $1.23592         450,454
   1/1/2004 to 12/31/2004                         $1.23592     $1.33162         960,655
   1/1/2005 to 12/31/2005                         $1.33162     $1.49930       1,114,377
   1/1/2006 to 12/31/2006                         $1.49930     $1.49988       1,254,326
   1/1/2007 to 12/31/2007                         $1.49988     $1.65087       1,209,496

Prudential Equity Portfolio

   11/10/2003* to 12/31/2003                      $1.17369     $1.25343         297,001
   1/1/2004 to 12/31/2004                         $1.25343     $1.35414         752,062
   1/1/2005 to 12/31/2005                         $1.35414     $1.48362       1,077,413
   1/1/2006 to 12/31/2006                         $1.48362     $1.64146       1,160,614
   1/1/2007 to 12/31/2007                         $1.64146     $1.76343       1,073,743

Prudential Global Portfolio

   11/10/2003* to 12/31/2003                      $1.20227     $1.28057          90,519
   1/1/2004 to 12/31/2004                         $1.28057     $1.37924         268,262
   1/1/2005 to 12/31/2005                         $1.37924     $1.57333         307,540
   1/1/2006 to 12/31/2006                         $1.57333     $1.85018         319,538
   1/1/2007 to 12/31/2007                         $1.85018     $2.00871         308,024

Prudential Money Market Portfolio

   11/10/2003* to 12/31/2003                      $0.99244     $0.99097         277,890
   1/1/2004 to 12/31/2004                         $0.99097     $0.98370       1,910,334
   1/1/2005 to 12/31/2005                         $0.98370     $0.99472       1,053,829
   1/1/2006 to 12/31/2006                         $0.99472     $1.02415       1,064,867
   1/1/2007 to 12/31/2007                         $1.02415     $1.05714       1,317,108

Prudential Stock Index Portfolio

   11/10/2003* to 12/31/2003                      $1.14951     $1.21997         599,706
   1/1/2004 to 12/31/2004                         $1.21997     $1.32426       1,241,374
   1/1/2005 to 12/31/2005                         $1.32426     $1.36062       1,756,293
   1/1/2006 to 12/31/2006                         $1.36062     $1.54508       1,899,532
   1/1/2007 to 12/31/2007                         $1.54508     $1.59571       1,851,933

Prudential Value Portfolio

   11/10/2003* to 12/31/2003                      $1.12571     $1.21982         163,757
   1/1/2004 to 12/31/2004                         $1.21982     $1.39431         686,614
   1/1/2005 to 12/31/2005                         $1.39431     $1.59875         846,048
   1/1/2006 to 12/31/2006                         $1.59875     $1.88461         912,155
   1/1/2007 to 12/31/2007                         $1.88461     $1.91117         891,312

SP Aggressive Growth Asset Allocation Portfolio

   11/10/2003* to 12/31/2003                      $1.21097     $1.27479         113,475
   1/1/2004 to 12/31/2004                         $1.27479     $1.43779         692,027
   1/1/2005 to 12/31/2005                         $1.43779     $1.56121       1,004,142
   1/1/2006 to 12/31/2006                         $1.56121     $1.75344       1,055,728
   1/1/2007 to 12/31/2007                         $1.75344     $1.88158         958,102

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

       ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/ CREDIT (1.75)



                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                            AT BEGINNING    AT END      OUTSTANDING AT
                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                            ------------ ------------ ------------------
SP AIM Aggressive Growth Portfolio

   11/10/2003* to 12/31/2003                  $1.18466     $1.21743          106,337
   1/1/2004 to 12/31/2004                     $1.21743     $1.33841          308,379
   1/1/2005 to 4/29/2005                      $1.33841     $1.23436                0

SP AIM Core Equity Portfolio

   11/10/2003* to 12/31/2003                  $1.12120     $1.19212           11,005
   1/1/2004 to 12/31/2004                     $1.19212     $1.27462           82,260
   1/1/2005 to 12/31/2005                     $1.27462     $1.31072          181,947
   1/1/2006 to 12/31/2006                     $1.31072     $1.49501          176,894
   1/1/2007 to 12/31/2007                     $1.49501     $1.58414          172,944

SP T. Rowe Price Large-Cap Growth Portfolio

   11/10/2003* to 12/31/2003                  $1.13666     $1.17543          237,135
   1/1/2004 to 12/31/2004                     $1.17543     $1.22575          355,951
   1/1/2005 to 12/31/2005                     $1.22575     $1.40345          470,282
   1/1/2006 to 12/31/2006                     $1.40345     $1.46087          447,402
   1/1/2007 to 12/31/2007                     $1.46087     $1.55350          450,686

SP Balanced Asset Allocation Portfolio

   11/10/2003* to 12/31/2003                  $1.14451     $1.18975        2,475,488
   1/1/2004 to 12/31/2004                     $1.18975     $1.29901        9,026,452
   1/1/2005 to 12/31/2005                     $1.29901     $1.37385       14,217,219
   1/1/2006 to 12/31/2006                     $1.37385     $1.49454       13,692,557
   1/1/2007 to 12/31/2007                     $1.49454     $1.60593       13,117,372

SP Conservative Asset Allocation Portfolio

   11/10/2003* to 12/31/2003                  $1.09974     $1.13276          898,406
   1/1/2004 to 12/31/2004                     $1.13276     $1.21249        3,348,367
   1/1/2005 to 12/31/2005                     $1.21249     $1.26200        4,699,271
   1/1/2006 to 12/31/2006                     $1.26200     $1.34795        3,827,290
   1/1/2007 to 12/31/2007                     $1.34795     $1.44900        3,494,781

SP Davis Value Portfolio

   11/10/2003* to 12/31/2003                  $1.16707     $1.24425          607,204
   1/1/2004 to 12/31/2004                     $1.24425     $1.37603        1,372,642
   1/1/2005 to 12/31/2005                     $1.37603     $1.48106        2,221,493
   1/1/2006 to 12/31/2006                     $1.48106     $1.67433        2,329,484
   1/1/2007 to 12/31/2007                     $1.67433     $1.72081        2,239,512

SP Small-Cap Value Portfolio

   11/10/2003* to 12/31/2003                  $1.21891     $1.28582          581,014
   1/1/2004 to 12/31/2004                     $1.28582     $1.52507        1,736,515
   1/1/2005 to 12/31/2005                     $1.52507     $1.56800        2,257,708
   1/1/2006 to 12/31/2006                     $1.56800     $1.76599        2,319,369
   1/1/2007 to 12/31/2007                     $1.76599     $1.67257        2,274,342

SP Growth Asset Allocation Portfolio

   11/10/2003* to 12/31/2003                  $1.18041     $1.23575        1,477,896
   1/1/2004 to 12/31/2004                     $1.23575     $1.37292        5,378,534
   1/1/2005 to 12/31/2005                     $1.37292     $1.47410        7,070,917
   1/1/2006 to 12/31/2006                     $1.47410     $1.63558        6,927,593
   1/1/2007 to 12/31/2007                     $1.63558     $1.75560        6,378,668

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

       ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/ CREDIT (1.75)



                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                             AT BEGINNING    AT END      OUTSTANDING AT
                                              OF PERIOD    OF PERIOD     END OF PERIOD
                                             ------------ ------------ ------------------

SP Large Cap Value Portfolio

   11/10/2003* to 12/31/2003                   $1.13121     $1.21039         318,663
   1/1/2004 to 12/31/2004                      $1.21039     $1.40077         666,794
   1/1/2005 to 12/31/2005                      $1.40077     $1.46822         982,194
   1/1/2006 to 12/31/2006                      $1.46822     $1.70953         918,442
   1/1/2007 to 12/31/2007                      $1.70953     $1.63253         908,343

SP International Value Portfolio

   11/10/2003* to 12/31/2003                   $1.12984     $1.22973         328,009
   1/1/2004 to 12/31/2004                      $1.22973     $1.39961         658,313
   1/1/2005 to 12/31/2005                      $1.39961     $1.56500         884,918
   1/1/2006 to 12/31/2006                      $1.56500     $1.98568         879,878
   1/1/2007 to 12/31/2007                      $1.98568     $2.30427         894,576

SP MFS Capital Opportunities Portfolio

   11/10/2003* to 12/31/2003                   $1.14120     $1.20305          74,871
   1/1/2004 to 12/31/2004                      $1.20305     $1.32884         126,283
   1/1/2005 to 4/29/2005                       $1.32884     $1.24037               0

SP Mid Cap Growth Portfolio

   11/10/2003* to 12/31/2003                   $1.31221     $1.33469         168,195
   1/1/2004 to 12/31/2004                      $1.33469     $1.56814         676,469
   1/1/2005 to 12/31/2005                      $1.56814     $1.62232       1,321,186
   1/1/2006 to 12/31/2006                      $1.62232     $1.56350       1,285,848
   1/1/2007 to 12/31/2007                      $1.56350     $1.78561       1,080,362

SP PIMCO High Yield Portfolio

   11/10/2003* to 12/31/2003                   $1.15822     $1.19418         473,046
   1/1/2004 to 12/31/2004                      $1.19418     $1.28300       1,739,880
   1/1/2005 to 12/31/2005                      $1.28300     $1.31191       2,511,897
   1/1/2006 to 12/31/2006                      $1.31191     $1.41210       2,632,544
   1/1/2007 to 12/31/2007                      $1.41210     $1.44033       2,613,113

SP PIMCO Total Return Portfolio

   11/10/2003* to 12/31/2003                   $1.02657     $1.04315       1,134,951
   1/1/2004 to 12/31/2004                      $1.04315     $1.07941       3,719,710
   1/1/2005 to 12/31/2005                      $1.07941     $1.08636       5,830,481
   1/1/2006 to 12/31/2006                      $1.08636     $1.10710       5,830,292
   1/1/2007 to 12/31/2007                      $1.10710     $1.19073       5,556,804

SP Prudential U.S. Emerging Growth Portfolio

   11/10/2003* to 12/31/2003                   $1.35080     $1.36187         342,611
   1/1/2004 to 12/31/2004                      $1.36187     $1.62472         937,285
   1/1/2005 to 12/31/2005                      $1.62472     $1.88068       1,211,460
   1/1/2006 to 12/31/2006                      $1.88068     $2.02558       1,167,022
   1/1/2007 to 12/31/2007                      $2.02558     $2.32526       1,133,855

SP Small Cap Growth Portfolio

   11/10/2003* to 12/31/2003                   $1.28652     $1.29734          97,095
   1/1/2004 to 12/31/2004                      $1.29734     $1.26327         371,521
   1/1/2005 to 12/31/2005                      $1.26327     $1.27232         583,799
   1/1/2006 to 12/31/2006                      $1.27232     $1.40534         584,470
   1/1/2007 to 12/31/2007                      $1.40534     $1.46897         579,051

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

       ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/ CREDIT (1.75)




                                                 ACCUMULATION ACCUMULATION     NUMBER OF
                                                  UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                 AT BEGINNING    AT END      OUTSTANDING AT
                                                  OF PERIOD    OF PERIOD     END OF PERIOD
                                                 ------------ ------------ ------------------
SP Strategic Partners Focused Growth Portfolio

   11/10/2003* to 12/31/2003                      $ 1.14165    $ 1.18963         37,654
   1/1/2004 to 12/31/2004                         $ 1.18963    $ 1.29291        217,170
   1/1/2005 to 12/31/2005                         $ 1.29291    $ 1.46319        433,410
   1/1/2006 to 12/31/2006                         $ 1.46319    $ 1.42858        440,784
   1/1/2007 to 12/31/2007                         $ 1.42858    $ 1.61785        433,225

SP Technology Portfolio

   11/10/2003* to 12/31/2003                      $ 1.32227    $ 1.33585         51,309
   1/1/2004 to 12/31/2004                         $ 1.33585    $ 1.31286        160,769
   1/1/2005 to 4/29/2005                          $ 1.31286    $ 1.17132              0

SP International Growth Portfolio

   11/10/2003* to 12/31/2003                      $ 1.26038    $ 1.34648         78,627
   1/1/2004 to 12/31/2004                         $ 1.34648    $ 1.54220        352,589
   1/1/2005 to 12/31/2005                         $ 1.54220    $ 1.76414        570,553
   1/1/2006 to 12/31/2006                         $ 1.76414    $ 2.09880        617,725
   1/1/2007 to 12/31/2007                         $ 2.09880    $ 2.46559        601,446

AST Advanced Strategies Portfolio

   3/20/2006* to 12/31/2006                       $ 9.99857    $10.65363          5,957
   1/1/2007 to 12/31/2007                         $10.65363    $11.46483          8,993

AST Aggressive Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                       $ 9.99857    $ 9.99667          1,973
   1/1/2006 to 12/31/2006                         $ 9.99667    $11.36629         32,269
   1/1/2007 to 12/31/2007                         $11.36629    $12.23758         20,538

AST Alger All-Cap Growth Portfolio

   3/14/2005* to 12/02/2005                       $10.09309    $11.70396              0

AST Alliance Bernstein Core Value Portfolio

   3/14/2005* to 12/31/2005                       $10.07941    $10.30367            808
   1/1/2006 to 12/31/2006                         $10.30367    $12.28871            808
   1/1/2007 to 12/31/2007                         $12.28871    $11.64547            807

AST Alliance Bernstein Growth & Income Portfolio

   3/14/2005* to 12/31/2005                       $10.05453    $10.25829              0
   1/1/2006 to 12/31/2006                         $10.25829    $11.82341          7,054
   1/1/2007 to 12/31/2007                         $11.82341    $12.21478          7,977

AST Alliance Bernstein Growth + Value Portfolio

   3/14/2005* to 12/02/2005                       $10.04980    $11.31658              0

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

       ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/ CREDIT (1.75)



                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------
AST Alliance Bernstein Managed Index 500 Portfolio

   3/14/2005* to 12/31/2005                                  $10.04959    $10.39288          4,523
   1/1/2006 to 12/31/2006                                    $10.39288    $11.50163          5,183
   1/1/2007 to 12/31/2007                                    $11.50163    $11.53811          4,641

AST American Century Income & Growth Portfolio

   3/14/2005* to 12/31/2005                                  $10.06629    $10.32542         11,852
   1/1/2006 to 12/31/2006                                    $10.32542    $11.85903         10,836
   1/1/2007 to 12/31/2007                                    $11.85903    $11.64153         16,588

AST American Century Strategic Allocation Portfolio formerly, AST American Century Strategic Balanced Portfolio

   3/14/2005* to 12/31/2005                                  $10.04174    $10.30827              0
   1/1/2006 to 12/31/2006                                    $10.30827    $11.11094          6,340
   1/1/2007 to 12/31/2007                                    $11.11094    $11.89274          6,711

AST Balanced Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                  $ 9.99857    $10.01664              0
   1/1/2006 to 12/31/2006                                    $10.01664    $11.00308        173,156
   1/1/2007 to 12/31/2007                                    $11.00308    $11.80857        223,205

AST Capital Growth Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                  $ 9.99857    $10.00666         10,779
   1/1/2006 to 12/31/2006                                    $10.00666    $11.17973        106,914
   1/1/2007 to 12/31/2007                                    $11.17973    $12.05540        111,709

AST Cohen & Steers Realty Portfolio

   3/14/2005* to 12/31/2005                                  $10.14681    $12.00823          8,655
   1/1/2006 to 12/31/2006                                    $12.00823    $16.13799         13,136
   1/1/2007 to 12/31/2007                                    $16.13799    $12.69700         11,851

AST Conservative Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                  $ 9.99857    $10.02663          5,657
   1/1/2006 to 12/31/2006                                    $10.02663    $10.89514         53,419
   1/1/2007 to 12/31/2007                                    $10.89514    $11.67853         71,036

AST DeAm Large-Cap Value Portfolio

   3/14/2005* to 12/31/2005                                  $10.08463    $10.70700          2,431
   1/1/2006 to 12/31/2006                                    $10.70700    $12.80982          2,339
   1/1/2007 to 12/31/2007                                    $12.80982    $12.73674          4,858

AST Neuberger Berman Small-Cap Growth Portfolio formerly, AST DeAm Small-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                                  $10.01104    $10.30402          2,998
   1/1/2006 to 12/31/2006                                    $10.30402    $10.91273          2,990
   1/1/2007 to 12/31/2007                                    $10.91273    $12.73106          2,990

AST DeAm Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                                  $10.04541    $10.00979          4,538
   1/1/2006 to 12/31/2006                                    $10.00979    $11.80116          4,369
   1/1/2007 to 12/31/2007                                    $11.80116    $ 9.53648          4,960

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

       ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/ CREDIT (1.75)



                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST Federated Aggressive Growth Portfolio

   3/14/2005* to 12/31/2005                            $ 9.99857    $10.95012         15,569
   1/1/2006 to 12/31/2006                              $10.95012    $12.15183         14,931
   1/1/2007 to 12/31/2007                              $12.15183    $13.28069         12,996

AST First Trust Capital Appreciation Target Portfolio

   3/20/2006* to 12/31/2006                            $ 9.99857    $10.47604          8,228
   1/1/2007 to 12/31/2007                              $10.47604    $11.47042         11,057

AST First Trust Balanced Target Portfolio

   3/20/2006* to 12/31/2006                            $ 9.99857    $10.57469          2,816
   1/1/2007 to 12/31/2007                              $10.57469    $11.28114         17,018

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

       ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/ CREDIT (1.75)



                                                ACCUMULATION ACCUMULATION     NUMBER OF
                                                 UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                AT BEGINNING    AT END      OUTSTANDING AT
                                                 OF PERIOD    OF PERIOD     END OF PERIOD
                                                ------------ ------------ ------------------
AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio

   3/14/2005* to 12/31/2005                      $10.01513    $10.61520              0
   1/1/2006 to 12/31/2006                        $10.61520    $11.59544              0
   1/1/2007 to 12/31/2007                        $11.59544    $11.61626          4,917

AST Goldman Sachs Concentrated Growth Portfolio

   3/14/2005* to 12/31/2005                      $10.03274    $10.75090          7,529
   1/1/2006 to 12/31/2006                        $10.75090    $11.62213          7,457
   1/1/2007 to 12/31/2007                        $11.62213    $13.01938          5,839

AST High Yield Portfolio

   3/14/2005* to 12/31/2005                      $ 9.97652    $ 9.85089         26,205
   1/1/2006 to 12/31/2006                        $ 9.85089    $10.68405         26,262
   1/1/2007 to 12/31/2007                        $10.68405    $10.75989         24,539

AST Goldman Sachs Mid-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                      $ 9.99857    $10.57054         11,437
   1/1/2006 to 12/31/2006                        $10.57054    $11.04128         11,195
   1/1/2007 to 12/31/2007                        $11.04128    $12.94974          8,258

AST JPMorgan International Equity Portfolio

   3/14/2005* to 12/31/2005                      $ 9.91360    $10.64502          3,243
   1/1/2006 to 12/31/2006                        $10.64502    $12.84720          7,634
   1/1/2007 to 12/31/2007                        $12.84720    $13.81698         11,270

AST Large-Cap Value Portfolio

   3/14/2005* to 12/31/2005                      $10.07698    $10.54870         20,887
   1/1/2006 to 12/31/2006                        $10.54870    $12.28149         20,150
   1/1/2007 to 12/31/2007                        $12.28149    $11.70874         16,138

AST Lord Abbett Bond-Debenture Portfolio

   3/14/2005* to 12/31/2005                      $ 9.99857    $ 9.94204         28,757
   1/1/2006 to 12/31/2006                        $ 9.94204    $10.72896         30,946
   1/1/2007 to 12/31/2007                        $10.72896    $11.18525         36,125

AST Marsico Capital Growth Portfolio

   3/14/2005* to 12/31/2005                      $10.12596    $10.89480         19,854
   1/1/2006 to 12/31/2006                        $10.89480    $11.48278         20,036
   1/1/2007 to 12/31/2007                        $11.48278    $12.97301         18,243

AST MFS Global Equity Portfolio

   3/14/2005* to 12/31/2005                      $ 9.96597    $10.46963          4,047
   1/1/2006 to 12/31/2006                        $10.46963    $12.79078          3,459
   1/1/2007 to 12/31/2007                        $12.79078    $13.75137          3,855

AST MFS Growth Portfolio

   3/14/2005* to 12/31/2005                      $10.03665    $10.75107          7,819
   1/1/2006 to 12/31/2006                        $10.75107    $11.58767          7,670
   1/1/2007 to 12/31/2007                        $11.58767    $13.10790          6,742

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

       ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/ CREDIT (1.75)



                                              ACCUMULATION ACCUMULATION     NUMBER OF
                                               UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                              AT BEGINNING    AT END      OUTSTANDING AT
                                               OF PERIOD    OF PERIOD     END OF PERIOD
                                              ------------ ------------ ------------------
AST Mid-Cap Value Portfolio

   3/14/2005* to 12/31/2005                    $10.06474    $10.34492          8,738
   1/1/2006 to 12/31/2006                      $10.34492    $11.61572          8,427
   1/1/2007 to 12/31/2007                      $11.61572    $11.72909         10,242

AST Neuberger Berman Mid-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                    $10.05547    $11.32716          6,626
   1/1/2006 to 12/31/2006                      $11.32716    $12.69768         12,197
   1/1/2007 to 12/31/2007                      $12.69768    $15.24881         18,390

AST Neuberger Berman Mid-Cap Value Portfolio

   3/14/2005* to 12/31/2005                    $10.02168    $10.87658         17,926
   1/1/2006 to 12/31/2006                      $10.87658    $11.83925         17,953
   1/1/2007 to 12/31/2007                      $11.83925    $12.00327         13,346

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

       ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/ CREDIT (1.75)



                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST PIMCO Limited Maturity Bond Portfolio

   3/14/2005* to 12/31/2005                            $ 9.99857    $10.04905         38,743
   1/1/2006 to 12/31/2006                              $10.04905    $10.25413         38,140
   1/1/2007 to 12/31/2007                              $10.25413    $10.76200         36,712

AST Preservation Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                            $ 9.99857    $10.03662          4,261
   1/1/2006 to 12/31/2006                              $10.03662    $10.64975         23,400
   1/1/2007 to 12/31/2007                              $10.64975    $11.37820         42,008

AST Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                            $10.04838    $10.63867          1,335
   1/1/2006 to 12/31/2006                              $10.63867    $12.55205          1,101
   1/1/2007 to 12/31/2007                              $12.55205    $11.64327          3,292

AST T. Rowe Price Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                            $10.02839    $10.34748          1,256
   1/1/2006 to 12/31/2006                              $10.34748    $11.44053          5,856
   1/1/2007 to 12/31/2007                              $11.44053    $11.95361          6,240

AST T. Rowe Price Global Bond Portfolio

   3/14/2005* to 12/31/2005                            $ 9.94911    $ 9.44213          6,280
   1/1/2006 to 12/31/2006                              $ 9.44213    $ 9.86229          9,468
   1/1/2007 to 12/31/2007                              $ 9.86229    $10.62669         12,456

AST T. Rowe Price Natural Resources Portfolio

   3/14/2005* to 12/31/2005                            $10.00257    $11.72986         61,497
   1/1/2006 to 12/31/2006                              $11.72986    $13.35751         82,764
   1/1/2007 to 12/31/2007                              $13.35751    $18.44421         88,478

Gartmore NVIT Developing Markets Fund
formerly, Gartmore GVIT Developing Markets Fund

   3/14/2005* to 12/31/2005                            $ 9.88074    $12.05243          3,430
   1/1/2006 to 12/31/2006                              $12.05243    $15.94128          7,002
   1/1/2007 to 12/31/2007                              $15.94128    $22.48208         14,619

Janus Aspen Large Cap Growth Portfolio-Service Shares

   11/10/2003* to 12/31/2003                           $ 1.19390    $ 1.24188         76,006
   1/1/2004 to 12/31/2004                              $ 1.24188    $ 1.27175        150,750
   1/1/2005 to 12/31/2005                              $ 1.27175    $ 1.30011        134,395
   1/1/2006 to 12/31/2006                              $ 1.30011    $ 1.42003        111,833
   1/1/2007 to 12/31/2007                              $ 1.42003    $ 1.60195         93,934

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                           $ 9.99857    $ 9.97857              0

--------

*  Denotes the start date of these sub-accounts

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

   ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/O
                                 CREDIT (2.00)




                                                ACCUMULATION ACCUMULATION     NUMBER OF
                                                 UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                AT BEGINNING    AT END      OUTSTANDING AT
                                                 OF PERIOD    OF PERIOD     END OF PERIOD
                                                ------------ ------------ ------------------
Jennison Portfolio

   3/14/2005* to 12/31/2005                      $10.06177    $11.78772           0
   1/1/2006 to 12/31/2006                        $11.78772    $11.76376           0
   1/1/2007 to 12/31/2007                        $11.76376    $12.91558           0

Prudential Equity Portfolio

   3/14/2005* to 12/31/2005                      $10.04815    $11.07519           0
   1/1/2006 to 12/31/2006                        $11.07519    $12.22350           0
   1/1/2007 to 12/31/2007                        $12.22350    $13.09998           0

Prudential Global Portfolio

   3/14/2005* to 12/31/2005                      $ 9.98632    $11.31248           0
   1/1/2006 to 12/31/2006                        $11.31248    $13.27058           0
   1/1/2007 to 12/31/2007                        $13.27058    $14.37209           0

Prudential Money Market Portfolio

   3/14/2005* to 12/31/2005                      $10.00024    $10.08772           0
   1/1/2006 to 12/31/2006                        $10.08772    $10.36025           0
   1/1/2007 to 12/31/2007                        $10.36025    $10.66982           0

Prudential Stock Index Portfolio

   3/14/2005* to 12/31/2005                      $10.05629    $10.35788           0
   1/1/2006 to 12/31/2006                        $10.35788    $11.73400           0
   1/1/2007 to 12/31/2007                        $11.73400    $12.08914           0

Prudential Value Portfolio

   3/14/2005* to 12/31/2005                      $10.03765    $11.23352           0
   1/1/2006 to 12/31/2006                        $11.23352    $13.20981           0
   1/1/2007 to 12/31/2007                        $13.20981    $13.36238           0

SP Aggressive Growth Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                      $10.03204    $10.95894           0
   1/1/2006 to 12/31/2006                        $10.95894    $12.27809           0
   1/1/2007 to 12/31/2007                        $12.27809    $13.14330           0

SP AIM Aggressive Growth Portfolio

   3/14/2005* to 4/29/2005                       $10.06899    $ 9.48565           0

SP AIM Core Equity Portfolio

   3/14/2005* to 12/31/2005                      $10.02533    $10.21401           0
   1/1/2006 to 12/31/2006                        $10.21401    $11.62155           0
   1/1/2007 to 12/31/2007                        $11.62155    $12.28390           0

SP T. Rowe Price Large-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                      $10.03032    $12.10593           0
   1/1/2006 to 12/31/2006                        $12.10593    $12.57084           0
   1/1/2007 to 12/31/2007                        $12.57084    $13.33475           0

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

   ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/O
                                 CREDIT (2.00)




                                           ACCUMULATION ACCUMULATION     NUMBER OF
                                            UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                           AT BEGINNING    AT END      OUTSTANDING AT
                                            OF PERIOD    OF PERIOD     END OF PERIOD
                                           ------------ ------------ ------------------
SP Balanced Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                 $10.01729    $10.65024         47,884
   1/1/2006 to 12/31/2006                   $10.65024    $11.55811         47,052
   1/1/2007 to 12/31/2007                   $11.55811    $12.38975         47,577

SP Conservative Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                 $10.00734    $10.47908              0
   1/1/2006 to 12/31/2006                   $10.47908    $11.16484              0
   1/1/2007 to 12/31/2007                   $11.16484    $11.97229              0

SP Davis Value Portfolio

   3/14/2005* to 12/31/2005                 $10.02525    $10.60473              0
   1/1/2006 to 12/31/2006                   $10.60473    $11.95928              0
   1/1/2007 to 12/31/2007                   $11.95928    $12.26087              0

SP Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                 $10.05747    $10.48505              0
   1/1/2006 to 12/31/2006                   $10.48505    $11.78115              0
   1/1/2007 to 12/31/2007                   $11.78115    $11.13005              0

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

   ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/O
                                 CREDIT (2.00)




                                               ACCUMULATION ACCUMULATION     NUMBER OF
                                                UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                               AT BEGINNING    AT END      OUTSTANDING AT
                                                OF PERIOD    OF PERIOD     END OF PERIOD
                                               ------------ ------------ ------------------
SP Growth Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                     $10.02917    $10.81701         16,918
   1/1/2006 to 12/31/2006                       $10.81701    $11.97192         16,724
   1/1/2007 to 12/31/2007                       $11.97192    $12.81910         15,685

SP Large Cap Value Portfolio

   3/14/2005* to 12/31/2005                     $10.07596    $10.45971              0
   1/1/2006 to 12/31/2006                       $10.45971    $12.14956              0
   1/1/2007 to 12/31/2007                       $12.14956    $11.57340              0

SP International Value Portfolio

   3/14/2005* to 12/31/2005                     $ 9.91235    $10.64312              0
   1/1/2006 to 12/31/2006                       $10.64312    $13.47116              0
   1/1/2007 to 12/31/2007                       $13.47116    $15.59379              0

SP MFS Capital Opportunities Portfolio

   3/14/2005* to 4/29/2005                      $10.05618    $ 9.60596              0

SP Mid Cap Growth Portfolio

   3/14/2005* to 12/31/2005                     $10.02845    $10.67070              0
   1/1/2006 to 12/31/2006                       $10.67070    $10.25869              0
   1/1/2007 to 12/31/2007                       $10.25869    $11.68652              0

SP PIMCO High Yield Portfolio

   3/14/2005* to 12/31/2005                     $ 9.98911    $10.11520              0
   1/1/2006 to 12/31/2006                       $10.11520    $10.86034              0
   1/1/2007 to 12/31/2007                       $10.86034    $11.05070              0

SP PIMCO Total Return Portfolio

   3/14/2005* to 12/31/2005                     $ 9.99837    $10.14640              0
   1/1/2006 to 12/31/2006                       $10.14640    $10.31390              0
   1/1/2007 to 12/31/2007                       $10.31390    $11.06532              0

SP Prudential U.S. Emerging Growth Portfolio

   3/14/2005* to 12/31/2005                     $10.03597    $11.72183              0
   1/1/2006 to 12/31/2006                       $11.72183    $12.59428              0
   1/1/2007 to 12/31/2007                       $12.59428    $14.42204              0

SP Small Cap Growth Portfolio

   3/14/2005* to 12/31/2005                     $10.03058    $10.49152              0
   1/1/2006 to 12/31/2006                       $10.49152    $11.56036              0
   1/1/2007 to 12/31/2007                       $11.56036    $12.05409              0

SP Strategic Partners Focused Growth Portfolio

   3/14/2005* to 12/31/2005                     $10.07379    $11.96474              0
   1/1/2006 to 12/31/2006                       $11.96474    $11.65317              0
   1/1/2007 to 12/31/2007                       $11.65317    $13.16463              0

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

   ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/O
                                 CREDIT (2.00)




                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------
SP Technology Portfolio

   3/14/2005* to 4/29/2005                                   $10.04332    $ 9.59243              0

SP International Growth Portfolio

   3/14/2005* to 12/31/2005                                  $ 9.92653    $11.27341              0
   1/1/2006 to 12/31/2006                                    $11.27341    $13.37927              0
   1/1/2007 to 12/31/2007                                    $13.37927    $15.67909              0

AST Advanced Strategies Portfolio

   3/20/2006* to 12/31/2006                                  $ 9.99837    $10.63315            988
   1/1/2007 to 12/31/2007                                    $10.63315    $11.41460         16,538

AST Aggressive Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                  $ 9.99837    $ 9.99478              0
   1/1/2006 to 12/31/2006                                    $ 9.99478    $11.33625              0
   1/1/2007 to 12/31/2007                                    $11.33625    $12.17518              0

AST Alger All-Cap Growth Portfolio

   3/14/2005* to 12/02/2005                                  $10.09289    $11.68298              0

AST Alliance Bernstein Core Value Portfolio

   3/14/2005* to 12/31/2005                                  $10.07921    $10.28329              0
   1/1/2006 to 12/31/2006                                    $10.28329    $12.23446              0
   1/1/2007 to 12/31/2007                                    $12.23446    $11.56559              0

AST Alliance Bernstein Growth & Income Portfolio

   3/14/2005* to 12/31/2005                                  $10.05432    $10.23808              0
   1/1/2006 to 12/31/2006                                    $10.23808    $11.77136              0
   1/1/2007 to 12/31/2007                                    $11.77136    $12.13101              0

AST Alliance Bernstein Growth + Value Portfolio

   3/14/2005* to 12/02/2005                                  $10.04960    $11.29641              0

AST Alliance Bernstein Managed Index 500 Portfolio

   3/14/2005* to 12/31/2005                                  $10.04939    $10.37238              0
   1/1/2006 to 12/31/2006                                    $10.37238    $11.45078              0
   1/1/2007 to 12/31/2007                                    $11.45078    $11.45877              0

AST American Century Income & Growth Portfolio

   3/14/2005* to 12/31/2005                                  $10.06609    $10.30508              0
   1/1/2006 to 12/31/2006                                    $10.30508    $11.80673              0
   1/1/2007 to 12/31/2007                                    $11.80673    $11.56160              0

AST American Century Strategic Allocation Portfolio formerly, AST American Century Strategic Balanced Portfolio

   3/14/2005* to 12/31/2005                                  $10.04154    $10.28803              0
   1/1/2006 to 12/31/2006                                    $10.28803    $11.06202              0
   1/1/2007 to 12/31/2007                                    $11.06202    $11.81124              0

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

   ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/O
                                 CREDIT (2.00)



                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST Balanced Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                            $ 9.99837    $10.01475            999
   1/1/2006 to 12/31/2006                              $10.01475    $10.97421        145,431
   1/1/2007 to 12/31/2007                              $10.97421    $11.74849        337,408

AST Capital Growth Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                            $ 9.99837    $10.00476              0
   1/1/2006 to 12/31/2006                              $10.00476    $11.15035        128,777
   1/1/2007 to 12/31/2007                              $11.15035    $11.99410        115,410

AST Cohen & Steers Realty Portfolio

   3/14/2005* to 12/31/2005                            $10.14661    $11.98449              0
   1/1/2006 to 12/31/2006                              $11.98449    $16.06675              0
   1/1/2007 to 12/31/2007                              $16.06675    $12.60975              0

AST Conservative Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                            $ 9.99837    $10.02475         12,820
   1/1/2006 to 12/31/2006                              $10.02475    $10.86648         43,012
   1/1/2007 to 12/31/2007                              $10.86648    $11.61914         49,522

AST DeAm Large-Cap Value Portfolio

   3/14/2005* to 12/31/2005                            $10.08443    $10.68583              0
   1/1/2006 to 12/31/2006                              $10.68583    $12.75305              0
   1/1/2007 to 12/31/2007                              $12.75305    $12.64902              0

AST Neuberger Berman Small-Cap Growth Portfolio formerly, AST DeAm Small-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                            $10.01084    $10.28365              0
   1/1/2006 to 12/31/2006                              $10.28365    $10.86446              0
   1/1/2007 to 12/31/2007                              $10.86446    $12.64347              0

AST DeAm Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                            $10.04521    $ 9.98999              0
   1/1/2006 to 12/31/2006                              $ 9.98999    $11.74897              0
   1/1/2007 to 12/31/2007                              $11.74897    $ 9.47088              0

AST Federated Aggressive Growth Portfolio

   3/14/2005* to 12/31/2005                            $ 9.99837    $10.92849              0
   1/1/2006 to 12/31/2006                              $10.92849    $12.09814              0
   1/1/2007 to 12/31/2007                              $12.09814    $13.18937              0

AST First Trust Capital Appreciation Target Portfolio

   3/20/2006* to 12/31/2006                            $ 9.99837    $10.45581            487
   1/1/2007 to 12/31/2007                              $10.45581    $11.42010          7,282

AST First Trust Balanced Target Portfolio

   3/20/2006* to 12/31/2006                            $ 9.99837    $10.55436            518
   1/1/2007 to 12/31/2007                              $10.55436    $11.23166          4,861

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

   ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/O
                                 CREDIT (2.00)



                                                ACCUMULATION ACCUMULATION     NUMBER OF
                                                 UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                AT BEGINNING    AT END      OUTSTANDING AT
                                                 OF PERIOD    OF PERIOD     END OF PERIOD
                                                ------------ ------------ ------------------
AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio

   3/14/2005* to 12/31/2005                      $10.01493    $10.59416            0
   1/1/2006 to 12/31/2006                        $10.59416    $11.54409            0
   1/1/2007 to 12/31/2007                        $11.54409    $11.53629          243

AST Goldman Sachs Concentrated Growth Portfolio

   3/14/2005* to 12/31/2005                      $10.03254    $10.72971            0
   1/1/2006 to 12/31/2006                        $10.72971    $11.57079            0
   1/1/2007 to 12/31/2007                        $11.57079    $12.92987            0

AST High Yield Portfolio

   3/14/2005* to 12/31/2005                      $ 9.97632    $ 9.83138            0
   1/1/2006 to 12/31/2006                        $ 9.83138    $10.63693            0
   1/1/2007 to 12/31/2007                        $10.63693    $10.68590            0

AST Goldman Sachs Mid-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                      $ 9.99837    $10.54976            0
   1/1/2006 to 12/31/2006                        $10.54976    $10.99262            0
   1/1/2007 to 12/31/2007                        $10.99262    $12.86093            0

AST JPMorgan International Equity Portfolio

   3/14/2005* to 12/31/2005                      $ 9.91340    $10.62393            0
   1/1/2006 to 12/31/2006                        $10.62393    $12.79052            0
   1/1/2007 to 12/31/2007                        $12.79052    $13.72201            0

AST Large-Cap Value Portfolio

   3/14/2005* to 12/31/2005                      $10.07678    $10.52787            0
   1/1/2006 to 12/31/2006                        $10.52787    $12.22726            0
   1/1/2007 to 12/31/2007                        $12.22726    $11.62816            0

AST Lord Abbett Bond-Debenture Portfolio

   3/14/2005* to 12/31/2005                      $ 9.99837    $ 9.92247            0
   1/1/2006 to 12/31/2006                        $ 9.92247    $10.68176            0
   1/1/2007 to 12/31/2007                        $10.68176    $11.10865            0

AST Marsico Capital Growth Portfolio

   3/14/2005* to 12/31/2005                      $10.12576    $10.87333            0
   1/1/2006 to 12/31/2006                        $10.87333    $11.43214            0
   1/1/2007 to 12/31/2007                        $11.43214    $12.88395            0

AST MFS Global Equity Portfolio

   3/14/2005* to 12/31/2005                      $ 9.96577    $10.44900            0
   1/1/2006 to 12/31/2006                        $10.44900    $12.73424            0
   1/1/2007 to 12/31/2007                        $12.73424    $13.65679            0

AST MFS Growth Portfolio

   3/14/2005* to 12/31/2005                      $10.03644    $10.72987            0
   1/1/2006 to 12/31/2006                        $10.72987    $11.53646            0
   1/1/2007 to 12/31/2007                        $11.53646    $13.01784            0

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

   ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/O
                                 CREDIT (2.00)



                                              ACCUMULATION ACCUMULATION     NUMBER OF
                                               UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                              AT BEGINNING    AT END      OUTSTANDING AT
                                               OF PERIOD    OF PERIOD     END OF PERIOD
                                              ------------ ------------ ------------------
AST Mid-Cap Value Portfolio

   3/14/2005* to 12/31/2005                    $10.06454    $10.32446           0
   1/1/2006 to 12/31/2006                      $10.32446    $11.56440           0
   1/1/2007 to 12/31/2007                      $11.56440    $11.64848           0

AST Neuberger Berman Mid-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                    $10.05527    $11.30484           0
   1/1/2006 to 12/31/2006                      $11.30484    $12.64173           0
   1/1/2007 to 12/31/2007                      $12.64173    $15.14430           0

AST Neuberger Berman Mid-Cap Value Portfolio

   3/14/2005* to 12/31/2005                    $10.02148    $10.85515           0
   1/1/2006 to 12/31/2006                      $10.85515    $11.78698           0
   1/1/2007 to 12/31/2007                      $11.78698    $11.92093           0

AST PIMCO Limited Maturity Bond Portfolio

   3/14/2005* to 12/31/2005                    $ 9.99837    $10.02962           0
   1/1/2006 to 12/31/2006                      $10.02962    $10.20929           0
   1/1/2007 to 12/31/2007                      $10.20929    $10.68853           0

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

   ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/O
                                 CREDIT (2.00)



                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST Preservation Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                            $ 9.99837    $10.03474              0
   1/1/2006 to 12/31/2006                              $10.03474    $10.62171         10,571
   1/1/2007 to 12/31/2007                              $10.62171    $11.32027         23,473

AST Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                            $10.04818    $10.61759              0
   1/1/2006 to 12/31/2006                              $10.61759    $12.49653              0
   1/1/2007 to 12/31/2007                              $12.49653    $11.56307              0

AST T. Rowe Price Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                            $10.02819    $10.32700              0
   1/1/2006 to 12/31/2006                              $10.32700    $11.38999              0
   1/1/2007 to 12/31/2007                              $11.38999    $11.87148         23,402

AST T. Rowe Price Global Bond Portfolio

   3/14/2005* to 12/31/2005                            $ 9.94891    $ 9.42345              0
   1/1/2006 to 12/31/2006                              $ 9.42345    $ 9.81863              0
   1/1/2007 to 12/31/2007                              $ 9.81863    $10.55353              0

AST T. Rowe Price Natural Resources Portfolio

   3/14/2005* to 12/31/2005                            $10.00237    $11.70665              0
   1/1/2006 to 12/31/2006                              $11.70665    $13.29851              0
   1/1/2007 to 12/31/2007                              $13.29851    $18.31759              0

Gartmore NVIT Developing Markets Fund
formerly, Gartmore GVIT Developing Markets Fund

   3/14/2005* to 12/31/2005                            $ 9.88054    $12.02867              0
   1/1/2006 to 12/31/2006                              $12.02867    $15.87099              0
   1/1/2007 to 12/31/2007                              $15.87099    $22.32787              0

Janus Aspen Large Cap Growth Portfolio-Service Shares

   3/14/2005* to 12/31/2005                            $10.04431    $10.36746              0
   1/1/2006 to 12/31/2006                              $10.36746    $11.29630              0
   1/1/2007 to 12/31/2007                              $11.29630    $12.71215              0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                           $ 9.99837    $ 9.97564              0

--------

*  Denotes the start date of these sub-accounts

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/ CREDIT
                                    (2.10)



                                                ACCUMULATION ACCUMULATION     NUMBER OF
                                                 UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                AT BEGINNING    AT END      OUTSTANDING AT
                                                 OF PERIOD    OF PERIOD     END OF PERIOD
                                                ------------ ------------ ------------------
Jennison Portfolio

   3/14/2005* to 12/31/2005                      $10.06169    $11.77848              0
   1/1/2006 to 12/31/2006                        $11.77848    $11.74310              0
   1/1/2007 to 12/31/2007                        $11.74310    $12.88032              0

Prudential Equity Portfolio

   3/14/2005* to 12/31/2005                      $10.04807    $11.06630              0
   1/1/2006 to 12/31/2006                        $11.06630    $12.20172              0
   1/1/2007 to 12/31/2007                        $12.20172    $13.06360              0

Prudential Global Portfolio

   3/14/2005* to 12/31/2005                      $ 9.98624    $11.30360              0
   1/1/2006 to 12/31/2006                        $11.30360    $13.24717              0
   1/1/2007 to 12/31/2007                        $13.24717    $14.33271              0

Prudential Money Market Portfolio

   3/14/2005* to 12/31/2005                      $10.00016    $10.07977              0
   1/1/2006 to 12/31/2006                        $10.07977    $10.34198              0
   1/1/2007 to 12/31/2007                        $10.34198    $10.64049              0

Prudential Stock Index Portfolio

   3/14/2005* to 12/31/2005                      $10.05621    $10.34960              0
   1/1/2006 to 12/31/2006                        $10.34960    $11.71314              0
   1/1/2007 to 12/31/2007                        $11.71314    $12.05572              0

Prudential Value Portfolio

   3/14/2005* to 12/31/2005                      $10.03757    $11.22469              0
   1/1/2006 to 12/31/2006                        $11.22469    $13.18650              0
   1/1/2007 to 12/31/2007                        $13.18650    $13.32560              0

SP Aggressive Growth Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                      $10.03196    $10.95023              0
   1/1/2006 to 12/31/2006                        $10.95023    $12.25646              0
   1/1/2007 to 12/31/2007                        $12.25646    $13.10730              0

SP AIM Aggressive Growth Portfolio

   3/14/2005* to 4/29/2005                       $10.06891    $ 9.48442              0

SP AIM Core Equity Portfolio

   3/14/2005* to 12/31/2005                      $10.02525    $10.20591              0
   1/1/2006 to 12/31/2006                        $10.20591    $11.60101              0
   1/1/2007 to 12/31/2007                        $11.60101    $12.25016              0

SP T. Rowe Price Large-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                      $10.03024    $12.09646              0
   1/1/2006 to 12/31/2006                        $12.09646    $12.54878              0
   1/1/2007 to 12/31/2007                        $12.54878    $13.29826              0

SP Balanced Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                      $10.01721    $10.64178        532,449
   1/1/2006 to 12/31/2006                        $10.64178    $11.53767        623,232
   1/1/2007 to 12/31/2007                        $11.53767    $12.35558        595,813

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/ CREDIT
                                    (2.10)




                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                             AT BEGINNING    AT END      OUTSTANDING AT
                                              OF PERIOD    OF PERIOD     END OF PERIOD
                                             ------------ ------------ ------------------
SP Conservative Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                   $10.00726    $10.47083        100,490
   1/1/2006 to 12/31/2006                     $10.47083    $11.14515        109,100
   1/1/2007 to 12/31/2007                     $11.14515    $11.93943        103,262

SP Davis Value Portfolio

   3/14/2005* to 12/31/2005                   $10.02517    $10.59636              0
   1/1/2006 to 12/31/2006                     $10.59636    $11.93825              0
   1/1/2007 to 12/31/2007                     $11.93825    $12.22724              0

SP Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                   $10.05739    $10.47679              0
   1/1/2006 to 12/31/2006                     $10.47679    $11.76027              0
   1/1/2007 to 12/31/2007                     $11.76027    $11.09943              0

SP Growth Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                   $10.02909    $10.80856        712,322
   1/1/2006 to 12/31/2006                     $10.80856    $11.95095        763,995
   1/1/2007 to 12/31/2007                     $11.95095    $12.78404        572,592

SP Large Cap Value Portfolio

   3/14/2005* to 12/31/2005                   $10.07588    $10.45142              0
   1/1/2006 to 12/31/2006                     $10.45142    $12.12809              0
   1/1/2007 to 12/31/2007                     $12.12809    $11.54158              0

SP International Value Portfolio

   3/14/2005* to 12/31/2005                   $ 9.91227    $10.63478              0
   1/1/2006 to 12/31/2006                     $10.63478    $13.44746              0
   1/1/2007 to 12/31/2007                     $13.44746    $15.55111              0

SP MFS Capital Opportunities Portfolio

   3/14/2005* to 4/29/2005                    $10.05610    $ 9.60473              0

SP Mid Cap Growth Portfolio

   3/14/2005* to 12/31/2005                   $10.02837    $10.66235              0
   1/1/2006 to 12/31/2006                     $10.66235    $10.24070              0
   1/1/2007 to 12/31/2007                     $10.24070    $11.65463              0

SP PIMCO High Yield Portfolio

   3/14/2005* to 12/31/2005                   $ 9.98903    $10.10720              0
   1/1/2006 to 12/31/2006                     $10.10720    $10.84110              0
   1/1/2007 to 12/31/2007                     $10.84110    $11.02023              0

SP PIMCO Total Return Portfolio

   3/14/2005* to 12/31/2005                   $ 9.99829    $10.13831              0
   1/1/2006 to 12/31/2006                     $10.13831    $10.29556              0
   1/1/2007 to 12/31/2007                     $10.29556    $11.03483              0

SP Prudential U.S. Emerging Growth Portfolio

   3/14/2005* to 12/31/2005                   $10.03589    $11.71262              0
   1/1/2006 to 12/31/2006                     $11.71262    $12.57208              0
   1/1/2007 to 12/31/2007                     $12.57208    $14.38246              0

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/ CREDIT
                                    (2.10)




                                               ACCUMULATION ACCUMULATION     NUMBER OF
                                                UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                               AT BEGINNING    AT END      OUTSTANDING AT
                                                OF PERIOD    OF PERIOD     END OF PERIOD
                                               ------------ ------------ ------------------
SP Small Cap Growth Portfolio

   3/14/2005* to 12/31/2005                     $10.03050    $10.48333              0
   1/1/2006 to 12/31/2006                       $10.48333    $11.54014              0
   1/1/2007 to 12/31/2007                       $11.54014    $12.02119              0

SP Strategic Partners Focused Growth Portfolio

   3/14/2005* to 12/31/2005                     $10.07371    $11.95534              0
   1/1/2006 to 12/31/2006                       $11.95534    $11.63275              0
   1/1/2007 to 12/31/2007                       $11.63275    $13.12855              0

SP Technology Portfolio

   3/14/2005* to 4/29/2005                      $10.04324    $ 9.59118              0

SP International Growth Portfolio

   3/14/2005* to 12/31/2005                     $ 9.92645    $11.26453              0
   1/1/2006 to 12/31/2006                       $11.26453    $13.35573              0
   1/1/2007 to 12/31/2007                       $13.35573    $15.63607              0

AST Advanced Strategies Portfolio

   3/20/2006* to 12/31/2006                     $ 9.99829    $10.62496         89,865
   1/1/2007 to 12/31/2007                       $10.62496    $11.39463        150,608

AST Aggressive Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                     $ 9.99829    $ 9.99403              0
   1/1/2006 to 12/31/2006                       $ 9.99403    $11.32444              0
   1/1/2007 to 12/31/2007                       $11.32444    $12.15039              0

AST Alger All-Cap Growth Portfolio

   3/14/2005* to 12/02/2005                     $10.09281    $11.67471              0

AST Alliance Bernstein Core Value Portfolio

   3/14/2005* to 12/31/2005                     $10.07913    $10.27514              0
   1/1/2006 to 12/31/2006                       $10.27514    $12.21281              0
   1/1/2007 to 12/31/2007                       $12.21281    $11.53367              0

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/ CREDIT
                                    (2.10)




                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------
AST Alliance Bernstein Growth & Income Portfolio

   3/14/2005* to 12/31/2005                                  $10.05424    $10.23004               0
   1/1/2006 to 12/31/2006                                    $10.23004    $11.75065               0
   1/1/2007 to 12/31/2007                                    $11.75065    $12.09783               0

AST Alliance Bernstein Growth + Value Portfolio

   3/14/2005* to 12/02/2005                                  $10.04952    $11.28823               0

AST Alliance Bernstein Managed Index 500 Portfolio

   3/14/2005* to 12/31/2005                                  $10.04931    $10.36410               0
   1/1/2006 to 12/31/2006                                    $10.36410    $11.43057               0
   1/1/2007 to 12/31/2007                                    $11.43057    $11.42738               0

AST American Century Income & Growth Portfolio

   3/14/2005* to 12/31/2005                                  $10.06601    $10.29700               0
   1/1/2006 to 12/31/2006                                    $10.29700    $11.78602               0
   1/1/2007 to 12/31/2007                                    $11.78602    $11.53005               0

AST American Century Strategic Allocation Portfolio formerly, AST American Century Strategic Balanced Portfolio

   3/14/2005* to 12/31/2005                                  $10.04146    $10.27989               0
   1/1/2006 to 12/31/2006                                    $10.27989    $11.04245               0
   1/1/2007 to 12/31/2007                                    $11.04245    $11.77871           3,266

AST Balanced Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                  $ 9.99829    $10.01400          86,630
   1/1/2006 to 12/31/2006                                    $10.01400    $10.96256       1,587,635
   1/1/2007 to 12/31/2007                                    $10.96256    $11.72459       1,930,150

AST Capital Growth Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                  $ 9.99829    $10.00402          16,177
   1/1/2006 to 12/31/2006                                    $10.00402    $11.13864       1,215,170
   1/1/2007 to 12/31/2007                                    $11.13864    $11.96972       1,644,246

AST Cohen & Steers Realty Portfolio

   3/14/2005* to 12/31/2005                                  $10.14653    $11.97504               0
   1/1/2006 to 12/31/2006                                    $11.97504    $16.03849               0
   1/1/2007 to 12/31/2007                                    $16.03849    $12.57515               0

AST Conservative Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                  $ 9.99829    $10.02399          26,140
   1/1/2006 to 12/31/2006                                    $10.02399    $10.85494         563,371
   1/1/2007 to 12/31/2007                                    $10.85494    $11.59528         819,648

AST DeAm Large-Cap Value Portfolio

   3/14/2005* to 12/31/2005                                  $10.08435    $10.67741               0
   1/1/2006 to 12/31/2006                                    $10.67741    $12.73070               0
   1/1/2007 to 12/31/2007                                    $12.73070    $12.61442               0

AST Neuberger Berman Small-Cap Growth Portfolio formerly, AST DeAm Small-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                                  $10.01076    $10.27555               0
   1/1/2006 to 12/31/2006                                    $10.27555    $10.84539               0
   1/1/2007 to 12/31/2007                                    $10.84539    $12.60892               0

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/ CREDIT
                                    (2.10)




                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST DeAm Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                            $10.04513    $ 9.98209              0
   1/1/2006 to 12/31/2006                              $ 9.98209    $11.72822              0
   1/1/2007 to 12/31/2007                              $11.72822    $ 9.44487              0

AST Federated Aggressive Growth Portfolio

   3/14/2005* to 12/31/2005                            $ 9.99829    $10.92003              0
   1/1/2006 to 12/31/2006                              $10.92003    $12.07703              0
   1/1/2007 to 12/31/2007                              $12.07703    $13.15347              0

AST First Trust Capital Appreciation Target Portfolio

   3/20/2006* to 12/31/2006                            $ 9.99829    $10.44781         45,180
   1/1/2007 to 12/31/2007                              $10.44781    $11.40006        259,165

AST First Trust Balanced Target Portfolio

   3/20/2006* to 12/31/2006                            $ 9.99829    $10.54620         86,221
   1/1/2007 to 12/31/2007                              $10.54620    $11.21183        142,734

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/ CREDIT
                                    (2.10)




                                                ACCUMULATION ACCUMULATION     NUMBER OF
                                                 UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                AT BEGINNING    AT END      OUTSTANDING AT
                                                 OF PERIOD    OF PERIOD     END OF PERIOD
                                                ------------ ------------ ------------------
AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio

   3/14/2005* to 12/31/2005                      $10.01485    $10.58587              0
   1/1/2006 to 12/31/2006                        $10.58587    $11.52382              0
   1/1/2007 to 12/31/2007                        $11.52382    $11.50472         54,457

AST Goldman Sachs Concentrated Growth Portfolio

   3/14/2005* to 12/31/2005                      $10.03245    $10.72123              0
   1/1/2006 to 12/31/2006                        $10.72123    $11.55044              0
   1/1/2007 to 12/31/2007                        $11.55044    $12.89443              0

AST High Yield Portfolio

   3/14/2005* to 12/31/2005                      $ 9.97624    $ 9.82358              0
   1/1/2006 to 12/31/2006                        $ 9.82358    $10.61807              0
   1/1/2007 to 12/31/2007                        $10.61807    $10.65661              0

AST Goldman Sachs Mid-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                      $ 9.99829    $10.54142              0
   1/1/2006 to 12/31/2006                        $10.54142    $10.97316              0
   1/1/2007 to 12/31/2007                        $10.97316    $12.82556              0

AST JPMorgan International Equity Portfolio

   3/14/2005* to 12/31/2005                      $ 9.91332    $10.61555              0
   1/1/2006 to 12/31/2006                        $10.61555    $12.76794              0
   1/1/2007 to 12/31/2007                        $12.76794    $13.68437              0

AST Large-Cap Value Portfolio

   3/14/2005* to 12/31/2005                      $10.07670    $10.51960              0
   1/1/2006 to 12/31/2006                        $10.51960    $12.20570              0
   1/1/2007 to 12/31/2007                        $12.20570    $11.59635              0

AST Lord Abbett Bond-Debenture Portfolio

   3/14/2005* to 12/31/2005                      $ 9.99829    $ 9.91460              0
   1/1/2006 to 12/31/2006                        $ 9.91460    $10.66276              0
   1/1/2007 to 12/31/2007                        $10.66276    $11.07795              0

AST Marsico Capital Growth Portfolio

   3/14/2005* to 12/31/2005                      $10.12568    $10.86478              0
   1/1/2006 to 12/31/2006                        $10.86478    $11.41196              0
   1/1/2007 to 12/31/2007                        $11.41196    $12.84853              0

AST MFS Global Equity Portfolio

   3/14/2005* to 12/31/2005                      $ 9.96569    $10.44078              0
   1/1/2006 to 12/31/2006                        $10.44078    $12.71184              0
   1/1/2007 to 12/31/2007                        $12.71184    $13.61948              0

AST MFS Growth Portfolio

   3/14/2005* to 12/31/2005                      $10.03636    $10.72141              0
   1/1/2006 to 12/31/2006                        $10.72141    $11.51619              0
   1/1/2007 to 12/31/2007                        $11.51619    $12.98213              0

AST Mid-Cap Value Portfolio

   3/14/2005* to 12/31/2005                      $10.06446    $10.31638              0
   1/1/2006 to 12/31/2006                        $10.31638    $11.54398              0
   1/1/2007 to 12/31/2007                        $11.54398    $11.61648              0

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/ CREDIT
                                    (2.10)




                                              ACCUMULATION ACCUMULATION     NUMBER OF
                                               UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                              AT BEGINNING    AT END      OUTSTANDING AT
                                               OF PERIOD    OF PERIOD     END OF PERIOD
                                              ------------ ------------ ------------------
AST Neuberger Berman Mid-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                    $10.05519    $11.29605           0
   1/1/2006 to 12/31/2006                      $11.29605    $12.61948           0
   1/1/2007 to 12/31/2007                      $12.61948    $15.10271           0

AST Neuberger Berman Mid-Cap Value Portfolio

   3/14/2005* to 12/31/2005                    $10.02140    $10.84658           0
   1/1/2006 to 12/31/2006                      $10.84658    $11.76632           0
   1/1/2007 to 12/31/2007                      $11.76632    $11.88823           0

AST PIMCO Limited Maturity Bond Portfolio

   3/14/2005* to 12/31/2005                    $ 9.99829    $10.02151           0
   1/1/2006 to 12/31/2006                      $10.02151    $10.19107           0
   1/1/2007 to 12/31/2007                      $10.19107    $10.65907           0

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/ CREDIT
                                    (2.10)




                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------

AST Preservation Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                            $ 9.99829    $10.03401              0
   1/1/2006 to 12/31/2006                              $10.03401    $10.61053        210,114
   1/1/2007 to 12/31/2007                              $10.61053    $11.29724        272,323

AST Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                            $10.04810    $10.60928              0
   1/1/2006 to 12/31/2006                              $10.60928    $12.47456              0
   1/1/2007 to 12/31/2007                              $12.47456    $11.53147              0

AST T. Rowe Price Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                            $10.02811    $10.31884              0
   1/1/2006 to 12/31/2006                              $10.31884    $11.36989              0
   1/1/2007 to 12/31/2007                              $11.36989    $11.83890         50,137

AST T. Rowe Price Global Bond Portfolio
   3/14/2005* to 12/31/2005                            $ 9.94883    $ 9.41604              0
   1/1/2006 to 12/31/2006                              $ 9.41604    $ 9.80134              0
   1/1/2007 to 12/31/2007                              $ 9.80134    $10.52457              0

AST T. Rowe Price Natural Resources Portfolio
   3/14/2005* to 12/31/2005                            $10.00229    $11.69746              0
   1/1/2006 to 12/31/2006                              $11.69746    $13.27510              0
   1/1/2007 to 12/31/2007                              $13.27510    $18.26734              0

Gartmore NVIT Developing Markets Fund
formerly, Gartmore GVIT Developing Markets Fund

   3/14/2005* to 12/31/2005                            $ 9.88046    $12.01913              0
   1/1/2006 to 12/31/2006                              $12.01913    $15.84297              0
   1/1/2007 to 12/31/2007                              $15.84297    $22.26650              0

Janus Aspen Large Cap Growth Portfolio-Service Shares

   3/14/2005* to 12/31/2005                            $10.04423    $10.35921              0
   1/1/2006 to 12/31/2006                              $10.35921    $11.27622              0
   1/1/2007 to 12/31/2007                              $11.27622    $12.67713              0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                           $ 9.99829    $ 9.97440              0

--------

*  Denotes the start date of these sub-accounts

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: STEP-UP, LIFETIME FIVE, CONTRACT W/O CREDIT (2.25)



                                                ACCUMULATION ACCUMULATION     NUMBER OF
                                                 UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                AT BEGINNING    AT END      OUTSTANDING AT
                                                 OF PERIOD    OF PERIOD     END OF PERIOD
                                                ------------ ------------ ------------------
Jennison Portfolio

   3/14/2005* to 12/31/2005                      $10.06157    $11.76453              0
   1/1/2006 to 12/31/2006                        $11.76453    $11.71202              0
   1/1/2007 to 12/31/2007                        $11.71202    $12.82729              0

Prudential Equity Portfolio

   3/14/2005* to 12/31/2005                      $10.04794    $11.05333              0
   1/1/2006 to 12/31/2006                        $11.05333    $12.16962              0
   1/1/2007 to 12/31/2007                        $12.16962    $13.00996              0

Prudential Global Portfolio

   3/14/2005* to 12/31/2005                      $ 9.98612    $11.29015              0
   1/1/2006 to 12/31/2006                        $11.29015    $13.21211              0
   1/1/2007 to 12/31/2007                        $13.21211    $14.27363              0

Prudential Money Market Portfolio

   3/14/2005* to 12/31/2005                      $10.00004    $10.06787              0
   1/1/2006 to 12/31/2006                        $10.06787    $10.31466              0
   1/1/2007 to 12/31/2007                        $10.31466    $10.59677              0

Prudential Stock Index Portfolio

   3/14/2005* to 12/31/2005                      $10.05609    $10.33742              0
   1/1/2006 to 12/31/2006                        $10.33742    $11.68222              0
   1/1/2007 to 12/31/2007                        $11.68222    $12.00618              0

Prudential Value Portfolio

   3/14/2005* to 12/31/2005                      $10.03744    $11.21151              0
   1/1/2006 to 12/31/2006                        $11.21151    $13.15175              0
   1/1/2007 to 12/31/2007                        $13.15175    $13.27093              0

SP Aggressive Growth Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                      $10.03184    $10.93736              0
   1/1/2006 to 12/31/2006                        $10.93736    $12.22411              0
   1/1/2007 to 12/31/2007                        $12.22411    $13.05341              0

SP AIM Aggressive Growth Portfolio

   3/14/2005* to 4/29/2005                       $10.06879    $ 9.48254              0

SP AIM Core Equity Portfolio

   3/14/2005* to 12/31/2005                      $10.02513    $10.19391              0
   1/1/2006 to 12/31/2006                        $10.19391    $11.57046              0
   1/1/2007 to 12/31/2007                        $11.57046    $12.19975              0

SP T. Rowe Price Large-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                      $10.03012    $12.08212              0
   1/1/2006 to 12/31/2006                        $12.08212    $12.51556              0
   1/1/2007 to 12/31/2007                        $12.51556    $13.24360              0

SP Balanced Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                      $10.01709    $10.62927         19,344
   1/1/2006 to 12/31/2006                        $10.62927    $11.50730         24,593
   1/1/2007 to 12/31/2007                        $11.50730    $12.30496         24,492

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: STEP-UP, LIFETIME FIVE, CONTRACT W/O CREDIT (2.25)



                                           ACCUMULATION ACCUMULATION     NUMBER OF
                                            UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                           AT BEGINNING    AT END      OUTSTANDING AT
                                            OF PERIOD    OF PERIOD     END OF PERIOD
                                           ------------ ------------ ------------------
SP Conservative Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                 $10.00714    $10.45845         2,799
   1/1/2006 to 12/31/2006                   $10.45845    $11.11563         2,693
   1/1/2007 to 12/31/2007                   $11.11563    $11.89024         2,582

SP Davis Value Portfolio

   3/14/2005* to 12/31/2005                 $10.02505    $10.58382             0
   1/1/2006 to 12/31/2006                   $10.58382    $11.90666             0
   1/1/2007 to 12/31/2007                   $11.90666    $12.17684             0

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: STEP-UP, LIFETIME FIVE, CONTRACT W/O CREDIT (2.25)



                                               ACCUMULATION ACCUMULATION     NUMBER OF
                                                UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                               AT BEGINNING    AT END      OUTSTANDING AT
                                                OF PERIOD    OF PERIOD     END OF PERIOD
                                               ------------ ------------ ------------------
SP Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                     $10.05726    $10.46444              0
   1/1/2006 to 12/31/2006                       $10.46444    $11.72928              0
   1/1/2007 to 12/31/2007                       $11.72928    $11.05381              0

SP Growth Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                     $10.02897    $10.79578         60,225
   1/1/2006 to 12/31/2006                       $10.79578    $11.91941         64,137
   1/1/2007 to 12/31/2007                       $11.91941    $12.73148         64,767

SP Large Cap Value Portfolio

   3/14/2005* to 12/31/2005                     $10.07576    $10.43901              0
   1/1/2006 to 12/31/2006                       $10.43901    $12.09601              0
   1/1/2007 to 12/31/2007                       $12.09601    $11.49407              0

SP International Value Portfolio

   3/14/2005* to 12/31/2005                     $ 9.91215    $10.62225              0
   1/1/2006 to 12/31/2006                       $10.62225    $13.41201              0
   1/1/2007 to 12/31/2007                       $13.41201    $15.48730              0

SP MFS Capital Opportunities Portfolio

   3/14/2005* to 4/29/2005                      $10.05597    $ 9.60285              0

SP Mid Cap Growth Portfolio

   3/14/2005* to 12/31/2005                     $10.02825    $10.64972              0
   1/1/2006 to 12/31/2006                       $10.64972    $10.21357              0
   1/1/2007 to 12/31/2007                       $10.21357    $11.60666              0

SP PIMCO High Yield Portfolio

   3/14/2005* to 12/31/2005                     $ 9.98891    $10.09534              0
   1/1/2006 to 12/31/2006                       $10.09534    $10.81267              0
   1/1/2007 to 12/31/2007                       $10.81267    $10.97513              0

SP PIMCO Total Return Portfolio

   3/14/2005* to 12/31/2005                     $ 9.99817    $10.12642              0
   1/1/2006 to 12/31/2006                       $10.12642    $10.26839              0
   1/1/2007 to 12/31/2007                       $10.26839    $10.98964              0

SP Prudential U.S. Emerging Growth Portfolio

   3/14/2005* to 12/31/2005                     $10.03577    $11.69877              0
   1/1/2006 to 12/31/2006                       $11.69877    $12.53876              0
   1/1/2007 to 12/31/2007                       $12.53876    $14.32317              0

SP Small Cap Growth Portfolio

   3/14/2005* to 12/31/2005                     $10.03038    $10.47093              0
   1/1/2006 to 12/31/2006                       $10.47093    $11.50963              0
   1/1/2007 to 12/31/2007                       $11.50963    $11.97177              0

SP Strategic Partners Focused Growth Portfolio

   3/14/2005* to 12/31/2005                     $10.07359    $11.94115              0
   1/1/2006 to 12/31/2006                       $11.94115    $11.60179              0
   1/1/2007 to 12/31/2007                       $11.60179    $13.07433              0

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: STEP-UP, LIFETIME FIVE, CONTRACT W/O CREDIT (2.25)




                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                    UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                   AT BEGINNING    AT END      OUTSTANDING AT
                                    OF PERIOD    OF PERIOD     END OF PERIOD
                                   ------------ ------------ ------------------
 SP Technology Portfolio

    3/14/2005* to 4/29/2005         $10.04311    $ 9.58927              0

 SP International Growth Portfolio

    3/14/2005* to 12/31/2005        $ 9.92633    $11.25119              0
    1/1/2006 to 12/31/2006          $11.25119    $13.32046              0
    1/1/2007 to 12/31/2007          $13.32046    $15.57181              0

 AST Advanced Strategies Portfolio

    3/20/2006* to 12/31/2006        $ 9.99817    $10.61267         29,841
    1/1/2007 to 12/31/2007          $10.61267    $11.36459         49,540

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: STEP-UP, LIFETIME FIVE, CONTRACT W/O CREDIT (2.25)




                                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                                             UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                            AT BEGINNING    AT END      OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD     END OF PERIOD
                                                            ------------ ------------ ------------------

AST Aggressive Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                  $ 9.99817    $ 9.99292              0
   1/1/2006 to 12/31/2006                                    $ 9.99292    $11.30662              0
   1/1/2007 to 12/31/2007                                    $11.30662    $12.11353              0

AST Alger All-Cap Growth Portfolio

   3/14/2005* to 12/02/2005                                  $10.09269    $11.66217              0

AST Alliance Bernstein Core Value Portfolio

   3/14/2005* to 12/31/2005                                  $10.07901    $10.26299              0
   1/1/2006 to 12/31/2006                                    $10.26299    $12.18054              0
   1/1/2007 to 12/31/2007                                    $12.18054    $11.48624              0

AST Alliance Bernstein Growth & Income Portfolio

   3/14/2005* to 12/31/2005                                  $10.05412    $10.21788              0
   1/1/2006 to 12/31/2006                                    $10.21788    $11.71945              0
   1/1/2007 to 12/31/2007                                    $11.71945    $12.04791              0

AST Alliance Bernstein Growth + Value Portfolio

   3/14/2005* to 12/02/2005                                  $10.04940    $11.27627              0

AST Alliance Bernstein Managed Index 500 Portfolio

   3/14/2005* to 12/31/2005                                  $10.04919    $10.35190              0
   1/1/2006 to 12/31/2006                                    $10.35190    $11.40033              0
   1/1/2007 to 12/31/2007                                    $11.40033    $11.38033              0

AST American Century Income & Growth Portfolio

   3/14/2005* to 12/31/2005                                  $10.06589    $10.28487              0
   1/1/2006 to 12/31/2006                                    $10.28487    $11.75492              0
   1/1/2007 to 12/31/2007                                    $11.75492    $11.48262              0

AST American Century Strategic Allocation Portfolio formerly, AST American Century Strategic Balanced Portfolio

   3/14/2005* to 12/31/2005                                  $10.04134    $10.26773              0
   1/1/2006 to 12/31/2006                                    $10.26773    $11.01325              0
   1/1/2007 to 12/31/2007                                    $11.01325    $11.73026              0

AST Balanced Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                  $ 9.99817    $10.01287          2,967
   1/1/2006 to 12/31/2006                                    $10.01287    $10.94529        146,936
   1/1/2007 to 12/31/2007                                    $10.94529    $11.68877        307,829

AST Capital Growth Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                  $ 9.99817    $10.00290          7,608
   1/1/2006 to 12/31/2006                                    $10.00290    $11.12115         88,438
   1/1/2007 to 12/31/2007                                    $11.12115    $11.93342        195,338

AST Cohen & Steers Realty Portfolio

   3/14/2005* to 12/31/2005                                  $10.14641    $11.96094              0
   1/1/2006 to 12/31/2006                                    $11.96094    $15.99622              0
   1/1/2007 to 12/31/2007                                    $15.99622    $12.52355              0

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: STEP-UP, LIFETIME FIVE, CONTRACT W/O CREDIT (2.25)




                                                ACCUMULATION ACCUMULATION     NUMBER OF
                                                 UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                AT BEGINNING    AT END      OUTSTANDING AT
                                                 OF PERIOD    OF PERIOD     END OF PERIOD
                                                ------------ ------------ ------------------
AST Conservative Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                      $ 9.99817    $10.02288          9,277
   1/1/2006 to 12/31/2006                        $10.02288    $10.83790         70,893
   1/1/2007 to 12/31/2007                        $10.83790    $11.56011        149,800

AST DeAm Large-Cap Value Portfolio

   3/14/2005* to 12/31/2005                      $10.08423    $10.66473              0
   1/1/2006 to 12/31/2006                        $10.66473    $12.69696              0
   1/1/2007 to 12/31/2007                        $12.69696    $12.56242              0

AST Neuberger Berman Small-Cap Growth Portfolio formerly, AST DeAm Small-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                      $10.01064    $10.26343              0
   1/1/2006 to 12/31/2006                        $10.26343    $10.81666              0
   1/1/2007 to 12/31/2007                        $10.81666    $12.55697              0

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: STEP-UP, LIFETIME FIVE, CONTRACT W/O CREDIT (2.25)




                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------

AST DeAm Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                            $10.04501    $ 9.97024              0
   1/1/2006 to 12/31/2006                              $ 9.97024    $11.69708              0
   1/1/2007 to 12/31/2007                              $11.69708    $ 9.40579              0

AST Federated Aggressive Growth Portfolio

   3/14/2005* to 12/31/2005                            $ 9.99817    $10.90713              0
   1/1/2006 to 12/31/2006                              $10.90713    $12.04505              0
   1/1/2007 to 12/31/2007                              $12.04505    $13.09925              0

AST First Trust Capital Appreciation Target Portfolio

   3/20/2006* to 12/31/2006                            $ 9.99817    $10.43578          2,268
   1/1/2007 to 12/31/2007                              $10.43578    $11.37013          7,568

AST First Trust Balanced Target Portfolio

   3/20/2006* to 12/31/2006                            $ 9.99817    $10.53407         27,630
   1/1/2007 to 12/31/2007                              $10.53407    $11.18251         37,674

AST UBS Dynamic Alpha Portfolio
formerly, AST Global Allocation Portfolio

   3/14/2005* to 12/31/2005                            $10.01473    $10.57333              0
   1/1/2006 to 12/31/2006                              $10.57333    $11.49327              0
   1/1/2007 to 12/31/2007                              $11.49327    $11.45739            321

AST Goldman Sachs Concentrated Growth Portfolio

   3/14/2005* to 12/31/2005                            $10.03233    $10.70854              0
   1/1/2006 to 12/31/2006                              $10.70854    $11.51996              0
   1/1/2007 to 12/31/2007                              $11.51996    $12.84145              0

AST High Yield Portfolio

   3/14/2005* to 12/31/2005                            $ 9.97612    $ 9.81200              0
   1/1/2006 to 12/31/2006                              $ 9.81200    $10.59002              0
   1/1/2007 to 12/31/2007                              $10.59002    $10.61268              0

AST Goldman Sachs Mid-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                            $ 9.99817    $10.52897              0
   1/1/2006 to 12/31/2006                              $10.52897    $10.94421              0
   1/1/2007 to 12/31/2007                              $10.94421    $12.77287              0

AST JPMorgan International Equity Portfolio

   3/14/2005* to 12/31/2005                            $ 9.91320    $10.60308              0
   1/1/2006 to 12/31/2006                              $10.60308    $12.73435              0
   1/1/2007 to 12/31/2007                              $12.73435    $13.62815              0

AST Large-Cap Value Portfolio

   3/14/2005* to 12/31/2005                            $10.07658    $10.50718              0
   1/1/2006 to 12/31/2006                              $10.50718    $12.17354              0
   1/1/2007 to 12/31/2007                              $12.17354    $11.54866              0

AST Lord Abbett Bond-Debenture Portfolio

   3/14/2005* to 12/31/2005                            $ 9.99817    $ 9.90289              0
   1/1/2006 to 12/31/2006                              $ 9.90289    $10.63464              0
   1/1/2007 to 12/31/2007                              $10.63464    $11.03240              0

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: STEP-UP, LIFETIME FIVE, CONTRACT W/O CREDIT (2.25)




                                              ACCUMULATION ACCUMULATION     NUMBER OF
                                               UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                              AT BEGINNING    AT END      OUTSTANDING AT
                                               OF PERIOD    OF PERIOD     END OF PERIOD
                                              ------------ ------------ ------------------
AST Marsico Capital Growth Portfolio

   3/14/2005* to 12/31/2005                    $10.12556    $10.85196              0
   1/1/2006 to 12/31/2006                      $10.85196    $11.38185              0
   1/1/2007 to 12/31/2007                      $11.38185    $12.79579              0

AST MFS Global Equity Portfolio

   3/14/2005* to 12/31/2005                    $ 9.96557    $10.42837              0
   1/1/2006 to 12/31/2006                      $10.42837    $12.67817              0
   1/1/2007 to 12/31/2007                      $12.67817    $13.56337              0

AST MFS Growth Portfolio

   3/14/2005* to 12/31/2005                    $10.03624    $10.70871              0
   1/1/2006 to 12/31/2006                      $10.70871    $11.48567              0
   1/1/2007 to 12/31/2007                      $11.48567    $12.92858              0

AST Mid-Cap Value Portfolio

   3/14/2005* to 12/31/2005                    $10.06434    $10.30414              0
   1/1/2006 to 12/31/2006                      $10.30414    $11.51347              0
   1/1/2007 to 12/31/2007                      $11.51347    $11.56862              0

AST Neuberger Berman Mid-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                    $10.05507    $11.28269              0
   1/1/2006 to 12/31/2006                      $11.28269    $12.58620              0
   1/1/2007 to 12/31/2007                      $12.58620    $15.04070              0

AST Neuberger Berman Mid-Cap Value Portfolio

   3/14/2005* to 12/31/2005                    $10.02128    $10.83380              0
   1/1/2006 to 12/31/2006                      $10.83380    $11.73524              0
   1/1/2007 to 12/31/2007                      $11.73524    $11.83935              0

AST PIMCO Limited Maturity Bond Portfolio

   3/14/2005* to 12/31/2005                    $ 9.99817    $10.00975              0
   1/1/2006 to 12/31/2006                      $10.00975    $10.16415              0
   1/1/2007 to 12/31/2007                      $10.16415    $10.61523              0

AST Preservation Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                    $ 9.99817    $10.03287              0
   1/1/2006 to 12/31/2006                      $10.03287    $10.59390         19,236
   1/1/2007 to 12/31/2007                      $10.59390    $11.26294         28,396

AST Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                    $10.04798    $10.59676              0
   1/1/2006 to 12/31/2006                      $10.59676    $12.44163              0
   1/1/2007 to 12/31/2007                      $12.44163    $11.48395              0

AST T. Rowe Price Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                    $10.02799    $10.30670              0
   1/1/2006 to 12/31/2006                      $10.30670    $11.33991              0
   1/1/2007 to 12/31/2007                      $11.33991    $11.79020         16,027

AST T. Rowe Price Global Bond Portfolio

   3/14/2005* to 12/31/2005                    $ 9.94871    $ 9.40496              0
   1/1/2006 to 12/31/2006                      $ 9.40496    $ 9.77542              0
   1/1/2007 to 12/31/2007                      $ 9.77542    $10.48123              0

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: STEP-UP, LIFETIME FIVE, CONTRACT W/O CREDIT (2.25)




                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE  ACCUMULATION UNITS
                                                      AT BEGINNING    AT END      OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD     END OF PERIOD
                                                      ------------ ------------ ------------------
AST T. Rowe Price Natural Resources Portfolio

   3/14/2005* to 12/31/2005                            $10.00217    $11.68361           0
   1/1/2006 to 12/31/2006                              $11.68361    $13.23998           0
   1/1/2007 to 12/31/2007                              $13.23998    $18.19215           0

Gartmore NVIT Developing Markets Fund
formerly, Gartmore GVIT Developing Markets Fund

   3/14/2005* to 12/31/2005                            $ 9.88034    $12.00502           0
   1/1/2006 to 12/31/2006                              $12.00502    $15.80123           0
   1/1/2007 to 12/31/2007                              $15.80123    $22.17505           0

Janus Aspen Large Cap Growth Portfolio-Service Shares

   3/14/2005* to 12/31/2005                            $10.04411    $10.34696           0
   1/1/2006 to 12/31/2006                              $10.34696    $11.24645           0
   1/1/2007 to 12/31/2007                              $11.24645    $12.62494           0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                           $ 9.99817    $ 9.97260           0

--------

*  Denotes the start date of these sub-accounts

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement
                                Service Charge



                                                                                        NUMBER OF
                                                            ACCUMULATION ACCUMULATION  ACCUMULATION
                                                             UNIT VALUE   UNIT VALUE      UNITS
                                                            AT BEGINNING    AT END    OUTSTANDING AT
                                                             OF PERIOD    OF PERIOD   END OF PERIOD
                                                            ------------ ------------ --------------
AST Aggressive Asset Allocation Portfolio

   3/19/2007* to 12/31/2007                                  $10.12210    $11.05096            0

AST Alliance Bernstein Core Value Portfolio

   3/19/2007* to 12/31/2007                                  $10.11700    $ 9.82815            0

AST Alliance Bernstein Growth & Income Portfolio

   3/19/2007* to 12/31/2007                                  $10.11632    $10.62005            0

AST Alliance Bernstein Managed Index 500 Portfolio

   3/19/2007* to 12/31/2007                                  $10.11188    $10.37151            0

AST American Century Income & Growth Portfolio

   3/19/2007* to 12/31/2007                                  $10.12345    $10.18301            0

AST American Century Strategic Allocation Portfolio

formerly, AST American Century Strategic Balanced Portfolio

   3/19/2007* to 12/31/2007                                  $10.07291    $10.87140            0

AST Balanced Asset Allocation Portfolio

   3/19/2007* to 12/31/2007                                  $10.08004    $10.91282       11,484

AST Capital Growth Asset Allocation Portfolio

   3/19/2007* to 12/31/2007                                  $10.09687    $11.01224            0

AST Cohen & Steers Realty Portfolio

   3/19/2007* to 12/31/2007                                  $10.10286    $ 7.81223            0

AST Conservative Asset Allocation Portfolio

   3/19/2007* to 12/31/2007                                  $10.07151    $10.86097            0

AST DeAm Large-Cap Value Portfolio

   3/19/2007* to 12/31/2007                                  $10.11154    $10.19617            0

AST Neuberger Berman Small-Cap Growth Portfolio

formerly, AST DeAm Small-Cap Growth Portfolio

   3/19/2007* to 12/31/2007                                  $10.12073    $11.75209            0

AST DeAm Small-Cap Value Portfolio

   3/19/2007* to 12/31/2007                                  $10.09789    $ 8.33201            0

AST Federated Aggressive Growth Portfolio

   3/19/2007* to 12/31/2007                                  $10.10254    $10.91958            0

AST UBS Dynamic Alpha Portfolio

formerly, AST Global Allocation Portfolio

   3/19/2007* to 12/31/2007                                  $10.08054    $10.17383            0

AST Goldman Sachs Concentrated Growth Portfolio

   3/19/2007* to 12/31/2007                                  $10.09100    $11.53628            0

AST High Yield Portfolio

   3/19/2007* to 12/31/2007                                  $ 9.99918    $ 9.96607            0

AST Goldman Sachs Mid-Cap Growth Portfolio

   3/19/2007* to 12/31/2007                                  $10.09800    $11.48986            0

AST JPMorgan International Equity Portfolio

   3/19/2007* to 12/31/2007                                  $10.14435    $10.97941            0

                       STRATEGIC PARTNERS ANNUITY ONE 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement
                                Service Charge



                                                                                  NUMBER OF
                                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                                       UNIT VALUE   UNIT VALUE      UNITS
                                                      AT BEGINNING    AT END    OUTSTANDING AT
                                                       OF PERIOD    OF PERIOD   END OF PERIOD
                                                      ------------ ------------ --------------
AST Large-Cap Value Portfolio

   3/19/2007* to 12/31/2007                            $10.11587    $ 9.84473         0

AST Lord Abbett Bond-Debenture Portfolio

   3/19/2007* to 12/31/2007                            $10.02439    $10.32185         0

AST Marsico Capital Growth Portfolio

   3/19/2007* to 12/31/2007                            $10.13199    $11.47337         0

AST MFS Global Equity Portfolio

   3/19/2007* to 12/31/2007                            $10.11667    $10.95164         0

AST MFS Growth Portfolio

   3/19/2007* to 12/31/2007                            $10.10694    $11.59267         0

AST Mid-Cap Value Portfolio

   3/19/2007* to 12/31/2007                            $10.10574    $10.11084         0

AST Neuberger Berman Mid-Cap Growth Portfolio

   3/19/2007* to 12/31/2007                            $10.11565    $11.82260         0

AST Neuberger Berman Mid-Cap Value Portfolio

   3/19/2007* to 12/31/2007                            $10.13369    $10.25701         0

AST PIMCO Limited Maturity Bond Portfolio

   3/19/2007* to 12/31/2007                            $ 9.99034    $10.47408         0

AST Preservation Asset Allocation Portfolio

   3/19/2007* to 12/31/2007                            $10.04514    $10.75670         0

AST Small-Cap Value Portfolio

   3/19/2007* to 12/31/2007                            $10.11095    $ 9.43656         0

AST T. Rowe Price Asset Allocation Portfolio

   3/19/2007* to 12/31/2007                            $10.06740    $10.57860         0

AST T. Rowe Price Global Bond Portfolio

   3/19/2007* to 12/31/2007                            $ 9.98213    $10.73003         0

AST T. Rowe Price Natural Resources Portfolio

   3/19/2007* to 12/31/2007                            $10.17958    $13.94064         0

AST Advanced Strategies Portfolio

   3/19/2007* to 12/31/2007                            $10.07305    $10.83452         0

AST First Trust Capital Appreciation Target Portfolio

   3/19/2007* to 12/31/2007                            $10.10404    $11.19117         0

AST First Trust Balanced Target Portfolio

   3/19/2007* to 12/31/2007                            $10.07381    $10.77036         0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                           $ 9.99918    $ 9.98774         0

Prudential Money Market Portfolio

   3/19/2007* to 12/31/2007                            $10.00330    $10.31781         0

--------

*  Denotes the start date of these sub-accounts

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

      ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/O CREDIT (1.65)

                                                ACCUMULATION ACCUMULATION     NUMBER OF
                                                 UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                AT BEGINNING    AT END    UNITS OUTSTANDING
                                                 OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                ------------ ------------ -----------------
Jennison Portfolio

   11/10/2003* to 12/31/2003                      $1.18188     $1.23707           0
   1/1/2004 to 12/31/2004                         $1.23707     $1.33430           0
   1/1/2005 to 12/31/2005                         $1.33430     $1.50370           0
   1/1/2006 to 12/31/2006                         $1.50370     $1.50581           0
   1/1/2007 to 12/31/2007                         $1.50581     $1.65902           0

Prudential Equity Portfolio

   11/10/2003* to 12/31/2003                      $1.17468     $1.25467           0
   1/1/2004 to 12/31/2004                         $1.25467     $1.35675           0
   1/1/2005 to 12/31/2005                         $1.35675     $1.48798           0
   1/1/2006 to 12/31/2006                         $1.48798     $1.64795           0
   1/1/2007 to 12/31/2007                         $1.64795     $1.77225           0

Prudential Global Portfolio

   11/10/2003* to 12/31/2003                      $1.20330     $1.28183           0
   1/1/2004 to 12/31/2004                         $1.28183     $1.38198           0
   1/1/2005 to 12/31/2005                         $1.38198     $1.57799           0
   1/1/2006 to 12/31/2006                         $1.57799     $1.85749           0
   1/1/2007 to 12/31/2007                         $1.85749     $2.01871           0

Prudential Money Market Portfolio

   11/10/2003* to 12/31/2003                      $0.99356     $0.99219           0
   1/1/2004 to 12/31/2004                         $0.99219     $0.98618           0
   1/1/2005 to 12/31/2005                         $0.98618     $0.99832           0
   1/1/2006 to 12/31/2006                         $0.99832     $1.02847           0
   1/1/2007 to 12/31/2007                         $1.02847     $1.06254           0

Prudential Stock Index Portfolio

   11/10/2003* to 12/31/2003                      $1.15053     $1.22123           0
   1/1/2004 to 12/31/2004                         $1.22123     $1.32700           0
   1/1/2005 to 12/31/2005                         $1.32700     $1.36470           0
   1/1/2006 to 12/31/2006                         $1.36470     $1.55128           0
   1/1/2007 to 12/31/2007                         $1.55128     $1.60381           0

Prudential Value Portfolio

   11/10/2003* to 12/31/2003                      $1.12669     $1.22106           0
   1/1/2004 to 12/31/2004                         $1.22106     $1.39723           0
   1/1/2005 to 12/31/2005                         $1.39723     $1.60363           0
   1/1/2006 to 12/31/2006                         $1.60363     $1.89231           0
   1/1/2007 to 12/31/2007                         $1.89231     $1.92084           0

SP Aggressive Growth Asset Allocation Portfolio

   11/10/2003* to 12/31/2003                      $1.21215     $1.27619           0
   1/1/2004 to 12/31/2004                         $1.27619     $1.44070           0
   1/1/2005 to 12/31/2005                         $1.44070     $1.56609           0
   1/1/2006 to 12/31/2006                         $1.56609     $1.76070           0
   1/1/2007 to 12/31/2007                         $1.76070     $1.89131           0

SP AIM Aggressive Growth Portfolio

   11/10/2003* to 12/31/2003                      $1.18566     $1.21864           0
   1/1/2004 to 12/31/2004                         $1.21864     $1.34106           0
   1/1/2005 to 4/29/2005                          $1.34106     $1.23721           0

SP AIM Core Equity Portfolio

   11/10/2003* to 12/31/2003                      $1.12213     $1.19327           0
   1/1/2004 to 12/31/2004                         $1.19327     $1.27723           0
   1/1/2005 to 12/31/2005                         $1.27723     $1.31464           0
   1/1/2006 to 12/31/2006                         $1.31464     $1.50098           0
   1/1/2007 to 12/31/2007                         $1.50098     $1.59208           0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

      ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/O CREDIT (1.65)


                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                             UNIT VALUE   UNIT VALUE    ACCUMULATION
                                            AT BEGINNING    AT END    UNITS OUTSTANDING
                                             OF PERIOD    OF PERIOD   AT END OF PERIOD
                                            ------------ ------------ -----------------
SP T. Rowe Price Large-Cap Growth Portfolio

   11/10/2003* to 12/31/2003                  $1.13759     $1.17656           0
   1/1/2004 to 12/31/2004                     $1.17656     $1.22806           0
   1/1/2005 to 12/31/2005                     $1.22806     $1.40748           0
   1/1/2006 to 12/31/2006                     $1.40748     $1.46656           0
   1/1/2007 to 12/31/2007                     $1.46656     $1.56104           0

SP Balanced Asset Allocation Portfolio

   11/10/2003* to 12/31/2003                  $1.14552     $1.19102           0
   1/1/2004 to 12/31/2004                     $1.19102     $1.30170           0
   1/1/2005 to 12/31/2005                     $1.30170     $1.37797           0
   1/1/2006 to 12/31/2006                     $1.37797     $1.50063           0
   1/1/2007 to 12/31/2007                     $1.50063     $1.61430           0

SP Conservative Asset Allocation Portfolio

   11/10/2003* to 12/31/2003                  $1.10056     $1.13376           0
   1/1/2004 to 12/31/2004                     $1.13376     $1.21453           0
   1/1/2005 to 12/31/2005                     $1.21453     $1.26544           0
   1/1/2006 to 12/31/2006                     $1.26544     $1.35280           0
   1/1/2007 to 12/31/2007                     $1.35280     $1.45567           0

SP Davis Value Portfolio

   11/10/2003* to 12/31/2003                  $1.16804     $1.24544           0
   1/1/2004 to 12/31/2004                     $1.24544     $1.37860           0
   1/1/2005 to 12/31/2005                     $1.37860     $1.48545           0
   1/1/2006 to 12/31/2006                     $1.48545     $1.68088           0
   1/1/2007 to 12/31/2007                     $1.68088     $1.72924           0

SP Small-Cap Value Portfolio

   11/10/2003* to 12/31/2003                  $1.21985     $1.28700           0
   1/1/2004 to 12/31/2004                     $1.28700     $1.52811           0
   1/1/2005 to 12/31/2005                     $1.52811     $1.57270           0
   1/1/2006 to 12/31/2006                     $1.57270     $1.77315           0
   1/1/2007 to 12/31/2007                     $1.77315     $1.68097           0

SP Growth Asset Allocation Portfolio

   11/10/2003* to 12/31/2003                  $1.18125     $1.23681           0
   1/1/2004 to 12/31/2004                     $1.23681     $1.37547           0
   1/1/2005 to 12/31/2005                     $1.37547     $1.47820           0
   1/1/2006 to 12/31/2006                     $1.47820     $1.64168           0
   1/1/2007 to 12/31/2007                     $1.64168     $1.76403           0

SP Large Cap Value Portfolio

   11/10/2003* to 12/31/2003                  $1.13219     $1.21162           0
   1/1/2004 to 12/31/2004                     $1.21162     $1.40351           0
   1/1/2005 to 12/31/2005                     $1.40351     $1.47262           0
   1/1/2006 to 12/31/2006                     $1.47262     $1.71638           0
   1/1/2007 to 12/31/2007                     $1.71638     $1.64071           0

SP International Value Portfolio

   11/10/2003* to 12/31/2003                  $1.13084     $1.23097           0
   1/1/2004 to 12/31/2004                     $1.23097     $1.40240           0
   1/1/2005 to 12/31/2005                     $1.40240     $1.56978           0
   1/1/2006 to 12/31/2006                     $1.56978     $1.99373           0
   1/1/2007 to 12/31/2007                     $1.99373     $2.31584           0

SP MFS Capital Opportunities Portfolio

   11/10/2003* to 12/31/2003                  $1.14214     $1.20421           0
   1/1/2004 to 12/31/2004                     $1.20421     $1.33147           0
   1/1/2005 to 4/29/2005                      $1.33147     $1.24322           0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

      ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/O CREDIT (1.65)


                                               ACCUMULATION ACCUMULATION     NUMBER OF
                                                UNIT VALUE   UNIT VALUE    ACCUMULATION
                                               AT BEGINNING    AT END    UNITS OUTSTANDING
                                                OF PERIOD    OF PERIOD   AT END OF PERIOD
                                               ------------ ------------ -----------------
SP Mid Cap Growth Portfolio

   11/10/2003* to 12/31/2003                    $ 1.14214    $ 1.33593           0
   1/1/2004 to 12/31/2004                       $ 1.33593    $ 1.57111           0
   1/1/2005 to 12/31/2005                       $ 1.57111    $ 1.62697           0
   1/1/2006 to 12/31/2006                       $ 1.62697    $ 1.56956           0
   1/1/2007 to 12/31/2007                       $ 1.56956    $ 1.79420           0

SP PIMCO High Yield Portfolio

   11/10/2003* to 12/31/2003                    $ 1.15917    $ 1.19539           0
   1/1/2004 to 12/31/2004                       $ 1.19539    $ 1.28562           0
   1/1/2005 to 12/31/2005                       $ 1.28562    $ 1.31572           0
   1/1/2006 to 12/31/2006                       $ 1.31572    $ 1.41756           0
   1/1/2007 to 12/31/2007                       $ 1.41756    $ 1.44744           0

SP PIMCO Total Return Portfolio

   11/10/2003* to 12/31/2003                    $ 1.02742    $ 1.04416           0
   1/1/2004 to 12/31/2004                       $ 1.04416    $ 1.08148           0
   1/1/2005 to 12/31/2005                       $ 1.08148    $ 1.08944           0
   1/1/2006 to 12/31/2006                       $ 1.08944    $ 1.11116           0
   1/1/2007 to 12/31/2007                       $ 1.11116    $ 1.19632           0

SP Prudential U.S. Emerging Growth Portfolio

   11/10/2003* to 12/31/2003                    $ 1.35197    $ 1.36323           0
   1/1/2004 to 12/31/2004                       $ 1.36323    $ 1.62791           0
   1/1/2005 to 12/31/2005                       $ 1.62791    $ 1.88624           0
   1/1/2006 to 12/31/2006                       $ 1.88624    $ 2.03361           0
   1/1/2007 to 12/31/2007                       $ 2.03361    $ 2.33677           0

SP Small Cap Growth Portfolio

   11/10/2003* to 12/31/2003                    $ 1.28765    $ 1.29864           0
   1/1/2004 to 12/31/2004                       $ 1.29864    $ 1.26580           0
   1/1/2005 to 12/31/2005                       $ 1.26580    $ 1.27614           0
   1/1/2006 to 12/31/2006                       $ 1.27614    $ 1.41098           0
   1/1/2007 to 12/31/2007                       $ 1.41098    $ 1.47630           0

SP Strategic Partners Focused Growth Portfolio

   11/10/2003* to 12/31/2003                    $ 1.14262    $ 1.19082           0
   1/1/2004 to 12/31/2004                       $ 1.19082    $ 1.29550           0
   1/1/2005 to 12/31/2005                       $ 1.29550    $ 1.46760           0
   1/1/2006 to 12/31/2006                       $ 1.46760    $ 1.43437           0
   1/1/2007 to 12/31/2007                       $ 1.43437    $ 1.62600           0

SP Technology Portfolio

   11/10/2003* to 12/31/2003                    $ 1.32340    $ 1.33722           0
   1/1/2004 to 12/31/2004                       $ 1.33722    $ 1.31561           0
   1/1/2005 to 4/29/2005                        $ 1.31561    $ 1.17415           0

SP International Growth Portfolio

   11/10/2003* to 12/31/2003                    $ 1.26136    $ 1.34770           0
   1/1/2004 to 12/31/2004                       $ 1.34770    $ 1.54511           0
   1/1/2005 to 12/31/2005                       $ 1.54511    $ 1.76921           0
   1/1/2006 to 12/31/2006                       $ 1.76921    $ 2.10698           0
   1/1/2007 to 12/31/2007                       $ 2.10698    $ 2.47766           0

Evergreen Growth And Income Fund

   12/5/2003** to 12/31/2003                    $ 9.92197    $10.34095           0
   1/1/2004 to 12/31/2004                       $10.34095    $11.02653           0
   1/1/2005 to 4/15/2005                        $11.02653    $10.29615           0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

      ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/O CREDIT (1.65)


                                        ACCUMULATION ACCUMULATION     NUMBER OF
                                         UNIT VALUE   UNIT VALUE    ACCUMULATION
                                        AT BEGINNING    AT END    UNITS OUTSTANDING
                                         OF PERIOD    OF PERIOD   AT END OF PERIOD
                                        ------------ ------------ -----------------
Evergreen VA Balanced Fund

   11/10/2003* to 12/31/2003             $ 1.08089    $ 1.12349           0
   1/1/2004 to 12/31/2004                $ 1.12349    $ 1.17498           0
   1/1/2005 to 12/31/2005                $ 1.17498    $ 1.21714           0
   1/1/2006 to 12/31/2006                $ 1.21714    $ 1.31534           0
   1/1/2007 to 12/31/2007                $ 1.31534    $ 1.38033           0

Evergreen VA Fundamental Large Cap Fund

   12/5/2003** to 12/31/2003             $ 9.91853    $10.39594           0
   1/1/2004 to 12/31/2004                $10.39594    $11.16913           0
   1/1/2005 to 12/31/2005                $11.16913    $11.97864           0
   1/1/2006 to 12/31/2006                $11.97864    $13.27818           0
   1/1/2007 to 12/31/2007                $13.27818    $14.14441           0

Evergreen VA Growth Fund

   11/10/2003* to 12/31/2003             $ 1.32261    $ 1.34741           0
   1/1/2004 to 12/31/2004                $ 1.34741    $ 1.50924           0
   1/1/2005 to 12/31/2005                $ 1.50924    $ 1.58167           0
   1/1/2006 to 12/31/2006                $ 1.58167    $ 1.72780           0
   1/1/2007 to 12/31/2007                $ 1.72780    $ 1.88737           0

Evergreen VA International Equity Fund

   12/5/2003** to 12/31/2003             $ 9.98988    $10.44097           0
   1/1/2004 to 12/31/2004                $10.44097    $12.24474           0
   1/1/2005 to 12/31/2005                $12.24474    $13.97359           0
   1/1/2006 to 12/31/2006                $13.97359    $16.93135           0
   1/1/2007 to 12/31/2007                $16.93135    $19.15358           0

Evergreen VA Omega Fund

   11/10/2003* to 12/31/2003             $ 1.29754    $ 1.33341           0
   1/1/2004 to 12/31/2004                $ 1.33341    $ 1.40630           0
   1/1/2005 to 12/31/2005                $ 1.40630    $ 1.43683           0
   1/1/2006 to 12/31/2006                $ 1.43683    $ 1.49864           0
   1/1/2007 to 12/31/2007                $ 1.49864    $ 1.65052           0

Evergreen VA Special Values Fund

   11/10/2003* to 12/31/2003             $ 1.17696    $ 1.24979           0
   1/1/2004 to 12/31/2004                $ 1.24979    $ 1.48003           0
   1/1/2005 to 12/31/2005                $ 1.48003    $ 1.61271           0
   1/1/2006 to 12/31/2006                $ 1.61271    $ 1.92844           0
   1/1/2007 to 12/31/2007                $ 1.92844    $ 1.75436           0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

      ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/O CREDIT (1.65)


                                                              ACCUMULATION ACCUMULATION     NUMBER OF
                                                               UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                              AT BEGINNING    AT END    UNITS OUTSTANDING
                                                               OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                              ------------ ------------ -----------------
AST Advanced Strategies Portfolio

   3/20/2006* to 12/31/2006                                    $ 9.99865    $10.66193           0
   1/1/2007 to 12/31/2007                                      $10.66193    $11.48514           0

AST Aggressive Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                    $ 9.99865    $ 9.99741           0
   1/1/2006 to 12/31/2006                                      $ 9.99741    $11.37817           0
   1/1/2007 to 12/31/2007                                      $11.37817    $12.26243           0

AST Alger All-Cap Growth Portfolio

   3/14/2005* to 12/02/2005                                    $10.09317    $11.71227           0

AST Alliance Bernstein Core Value Portfolio

   3/14/2005* to 12/31/2005                                    $10.07950    $10.31179           0
   1/1/2006 to 12/31/2006                                      $10.31179    $12.31054           0
   1/1/2007 to 12/31/2007                                      $12.31054    $11.67772           0

AST Alliance Bernstein Growth & Income Portfolio

   3/14/2005* to 12/31/2005                                    $10.05461    $10.26647           0
   1/1/2006 to 12/31/2006                                      $10.26647    $11.84457           0
   1/1/2007 to 12/31/2007                                      $11.84457    $12.24879           0

AST Alliance Bernstein Growth + Value Portfolio

   3/14/2005* to 12/02/2005                                    $10.04988    $11.32469           0

AST Alliance Bernstein Managed Index 500 Portfolio

   3/14/2005* to 12/31/2005                                    $10.04968    $10.40108           0
   1/1/2006 to 12/31/2006                                      $10.40108    $11.52194           0
   1/1/2007 to 12/31/2007                                      $11.52194    $11.56987           0

AST American Century Income & Growth Portfolio

   3/14/2005* to 12/31/2005                                    $10.06637    $10.33364           0
   1/1/2006 to 12/31/2006                                      $10.33364    $11.88015           0
   1/1/2007 to 12/31/2007                                      $11.88015    $11.67385           0

AST American Century Strategic Allocation Portfolio formerly, AST American Century Strategic Balanced Portfolio

   3/14/2005* to 12/31/2005                                    $10.04182    $10.31658           0
   1/1/2006 to 12/31/2006                                      $10.31658    $11.13077           0
   1/1/2007 to 12/31/2007                                      $11.13077    $11.92576           0

AST Balanced Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                    $ 9.99865    $10.01742           0
   1/1/2006 to 12/31/2006                                      $10.01742    $11.01471           0
   1/1/2007 to 12/31/2007                                      $11.01471    $11.83269           0

AST Capital Growth Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                    $ 9.99865    $10.00743           0
   1/1/2006 to 12/31/2006                                      $10.00743    $11.19158           0
   1/1/2007 to 12/31/2007                                      $11.19158    $12.08023           0

AST Cohen & Steers Realty Portfolio

   3/14/2005* to 12/31/2005                                    $10.14689    $12.01771           0
   1/1/2006 to 12/31/2006                                      $12.01771    $16.16654           0
   1/1/2007 to 12/31/2007                                      $16.16654    $12.73209           0

AST Conservative Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                    $ 9.99865    $10.02740           0
   1/1/2006 to 12/31/2006                                      $10.02740    $10.90666           0
   1/1/2007 to 12/31/2007                                      $10.90666    $11.70244           0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

      ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/O CREDIT (1.65)


                                                              ACCUMULATION ACCUMULATION     NUMBER OF
                                                               UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                              AT BEGINNING    AT END    UNITS OUTSTANDING
                                                               OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                              ------------ ------------ -----------------
AST DeAm Large-Cap Value Portfolio...........................

   3/14/2005* to 12/31/2005..................................  $10.08471    $10.71543           0
   1/1/2006 to 12/31/2006....................................  $10.71543    $12.83243           0
   1/1/2007 to 12/31/2007....................................  $12.83243    $12.77180           0

AST Neuberger Berman Small-Cap Growth Portfolio formerly, AST
  DeAm Small-Cap Growth Portfolio

   3/14/2005* to 12/31/2005..................................  $10.01112    $10.31218           0
   1/1/2006 to 12/31/2006....................................  $10.31218    $10.93206           0
   1/1/2007 to 12/31/2007....................................  $10.93206    $12.76621           0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

      ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/O CREDIT (1.65)


                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                      AT BEGINNING    AT END    UNITS OUTSTANDING
                                                       OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                      ------------ ------------ -----------------
AST DeAm Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                            $10.04549    $10.01768           0
   1/1/2006 to 12/31/2006                              $10.01768    $11.82202           0
   1/1/2007 to 12/31/2007                              $11.82202    $ 9.56286           0

AST Federated Aggressive Growth Portfolio

   3/14/2005* to 12/31/2005                            $ 9.99865    $10.95883           0
   1/1/2006 to 12/31/2006                              $10.95883    $12.17334           0
   1/1/2007 to 12/31/2007                              $12.17334    $13.31727           0

AST First Trust Capital Appreciation Target Portfolio

   3/20/2006* to 12/31/2006                            $ 9.99865    $10.48411           0
     1/1/2007 to 12/31/2007                            $10.48411    $11.49065           0

AST First Trust Balanced Target Portfolio

   3/20/2006* to 12/31/2006                            $ 9.99865    $10.58300           0
   1/1/2007 to 12/31/2007                              $10.58300    $11.30112           0

AST UBS Dynamic Alpha Portfolio
  formerly, AST Global Allocation Portfolio

   3/14/2005* to 12/31/2005                            $10.01521    $10.62366           0
   1/1/2006 to 12/31/2006                              $10.62366    $11.61598           0
   1/1/2007 to 12/31/2007                              $11.61598    $11.64842           0

AST Goldman Sachs Concentrated Growth Portfolio

   3/14/2005* to 12/31/2005                            $10.03282    $10.75949           0
   1/1/2006 to 12/31/2006                              $10.75949    $11.64285           0
   1/1/2007 to 12/31/2007                              $11.64285    $13.05550           0

AST High Yield Portfolio

   3/14/2005* to 12/31/2005                            $ 9.97660    $ 9.85860           0
   1/1/2006 to 12/31/2006                              $ 9.85860    $10.70297           0
   1/1/2007 to 12/31/2007                              $10.70297    $10.78957           0

AST Goldman Sachs Mid-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                            $ 9.99865    $10.57900           0
   1/1/2006 to 12/31/2006                              $10.57900    $11.06101           0
   1/1/2007 to 12/31/2007                              $11.06101    $12.98570           0

AST JPMorgan International Equity Portfolio

   3/14/2005* to 12/31/2005                            $ 9.91368    $10.65333           0
   1/1/2006 to 12/31/2006                              $10.65333    $12.86994           0
   1/1/2007 to 12/31/2007                              $12.86994    $13.85509           0

AST Large-Cap Value Portfolio

   3/14/2005* to 12/31/2005                            $10.07706    $10.55706           0
   1/1/2006 to 12/31/2006                              $10.55706    $12.30317           0
   1/1/2007 to 12/31/2007                              $12.30317    $11.74091           0

AST Lord Abbett Bond-Debenture Portfolio

   3/14/2005* to 12/31/2005                            $ 9.99865    $ 9.94996           0
   1/1/2006 to 12/31/2006                              $ 9.94996    $10.74807           0
   1/1/2007 to 12/31/2007                              $10.74807    $11.21631           0

AST Marsico Capital Growth Portfolio

   3/14/2005* to 12/31/2005                            $10.12604    $10.90350           0
   1/1/2006 to 12/31/2006                              $10.90350    $11.50325           0
   1/1/2007 to 12/31/2007                              $11.50325    $13.00905           0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

      ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/O CREDIT (1.65)


                                  ACCUMULATION ACCUMULATION     NUMBER OF
                                   UNIT VALUE   UNIT VALUE    ACCUMULATION
                                  AT BEGINNING    AT END    UNITS OUTSTANDING
                                   OF PERIOD    OF PERIOD   AT END OF PERIOD
                                  ------------ ------------ -----------------
  AST MFS Global Equity Portfolio

     3/14/2005* to 12/31/2005      $ 9.96606    $10.47792           0
     1/1/2006 to 12/31/2006        $10.47792    $12.81337           0
     1/1/2007 to 12/31/2007        $12.81337    $13.78934           0

  AST MFS Growth Portfolio

     3/14/2005* to 12/31/2005      $10.03673    $10.75959           0
     1/1/2006 to 12/31/2006        $10.75959    $11.60810           0
     1/1/2007 to 12/31/2007        $11.60810    $13.14397           0

  AST Mid-Cap Value Portfolio

     3/14/2005* to 12/31/2005      $10.06483    $10.35312           0
     1/1/2006 to 12/31/2006        $10.35312    $11.63626           0
     1/1/2007 to 12/31/2007        $11.63626    $11.76134           0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

      ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/O CREDIT (1.65)


                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                      AT BEGINNING    AT END    UNITS OUTSTANDING
                                                       OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                      ------------ ------------ -----------------
AST Neuberger Berman Mid-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                            $10.05555    $11.33624           0
   1/1/2006 to 12/31/2006                              $11.33624    $12.72026           0
   1/1/2007 to 12/31/2007                              $12.72026    $15.29110           0

AST Neuberger Berman Mid-Cap Value Portfolio

   3/14/2005* to 12/31/2005                            $10.02176    $10.88522           0
   1/1/2006 to 12/31/2006                              $10.88522    $11.86039           0
   1/1/2007 to 12/31/2007                              $11.86039    $12.03668           0

AST PIMCO Limited Maturity Bond Portfolio

   3/14/2005* to 12/31/2005                            $ 9.99865    $10.05726           0
   1/1/2006 to 12/31/2006                              $10.05726    $10.27261           0
   1/1/2007 to 12/31/2007                              $10.27261    $10.79219           0

AST Preservation Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                            $ 9.99865    $10.03737           0
   1/1/2006 to 12/31/2006                              $10.03737    $10.66091           0
   1/1/2007 to 12/31/2007                              $10.66091    $11.40138           0

AST Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                            $10.04846    $10.64701           0
   1/1/2006 to 12/31/2006                              $10.64701    $12.57412           0
   1/1/2007 to 12/31/2007                              $12.57412    $11.67520           0

AST T. Rowe Price Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                            $10.02847    $10.35564           0
   1/1/2006 to 12/31/2006                              $10.35564    $11.46084           0
   1/1/2007 to 12/31/2007                              $11.46084    $11.98667           0

AST T. Rowe Price Global Bond Portfolio

   3/14/2005* to 12/31/2005                            $ 9.94919    $ 9.44958           0
   1/1/2006 to 12/31/2006                              $ 9.44958    $ 9.87964           0
   1/1/2007 to 12/31/2007                              $ 9.87964    $10.65590           0

AST T. Rowe Price Natural Resources Portfolio

   3/14/2005* to 12/31/2005                            $10.00265    $11.73902           0
   1/1/2006 to 12/31/2006                              $11.73902    $13.38101           0
   1/1/2007 to 12/31/2007                              $13.38101    $18.49503           0

Gartmore NVIT Developing Markets Fund
  formerly, Gartmore GVIT Developing Markets Fund

   3/14/2005* to 12/31/2005                            $ 9.88082    $12.06187           0
   1/1/2006 to 12/31/2006                              $12.06187    $15.96941           0
   1/1/2007 to 12/31/2007                              $15.96941    $22.54392           0

Janus Aspen Large Cap Growth Portfolio-Service Shares

   11/10/2003* to 12/31/2003                           $ 1.19497    $ 1.24316           0
   1/1/2004 to 12/31/2004                              $ 1.24316    $ 1.27441           0
   1/1/2005 to 12/31/2005                              $ 1.27441    $ 1.30411           0
   1/1/2006 to 12/31/2006                              $ 1.30411    $ 1.42585           0
   1/1/2007 to 12/31/2007                              $ 1.42585    $ 1.61013           0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                           $ 9.99865    $ 9.97982           0

--------
*  Denotes the start date of these sub-accounts

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

   ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT WITH CREDIT (1.50)


                                                ACCUMULATION ACCUMULATION     NUMBER OF
                                                 UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                AT BEGINNING    AT END    UNITS OUTSTANDING
                                                 OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                ------------ ------------ -----------------
Jennison Portfolio

   11/10/2003* to 12/31/2003                      $1.18348     $1.23895             0
   1/1/2004 to 12/31/2004                         $1.23895     $1.33829             0
   1/1/2005 to 12/31/2005                         $1.33829     $1.51048             0
   1/1/2006 to 12/31/2006                         $1.51048     $1.51474             0
   1/1/2007 to 12/31/2007                         $1.51474     $1.67141             0

Prudential Equity Portfolio

   11/10/2003* to 12/31/2003                      $1.17614     $1.25647             0
   1/1/2004 to 12/31/2004                         $1.25647     $1.36076             0
   1/1/2005 to 12/31/2005                         $1.36076     $1.49450         3,429
   1/1/2006 to 12/31/2006                         $1.49450     $1.65760         3,430
   1/1/2007 to 12/31/2007                         $1.65760     $1.78522         3,430

Prudential Global Portfolio

   11/10/2003* to 12/31/2003                      $1.20479     $1.28371             0
   1/1/2004 to 12/31/2004                         $1.28371     $1.38607             0
   1/1/2005 to 12/31/2005                         $1.38607     $1.58512             0
   1/1/2006 to 12/31/2006                         $1.58512     $1.86861             0
   1/1/2007 to 12/31/2007                         $1.86861     $2.03370             0

Prudential Money Market Portfolio

   11/10/2003* to 12/31/2003                      $0.99454     $0.99350             0
   1/1/2004 to 12/31/2004                         $0.99350     $0.98889             0
   1/1/2005 to 12/31/2005                         $0.98889     $1.00261             0
   1/1/2006 to 12/31/2006                         $1.00261     $1.03502        31,774
   1/1/2007 to 12/31/2007                         $1.03502     $1.07133        29,233

Prudential Stock Index Portfolio

   11/10/2003* to 12/31/2003                      $1.15197     $1.22298             0
   1/1/2004 to 12/31/2004                         $1.22298     $1.33080         2,667
   1/1/2005 to 12/31/2005                         $1.33080     $1.37063         2,662
   1/1/2006 to 12/31/2006                         $1.37063     $1.56032        17,621
   1/1/2007 to 12/31/2007                         $1.56032     $1.61556        17,610

Prudential Value Portfolio

   11/10/2003* to 12/31/2003                      $1.12814     $1.22287        20,870
   1/1/2004 to 12/31/2004                         $1.22287     $1.40143        22,022
   1/1/2005 to 12/31/2005                         $1.40143     $1.61076        21,557
   1/1/2006 to 12/31/2006                         $1.61076     $1.90337        59,036
   1/1/2007 to 12/31/2007                         $1.90337     $1.93490        58,512

SP Aggressive Growth Asset Allocation Portfolio

   11/10/2003* to 12/31/2003                      $1.21355     $1.27795             0
   1/1/2004 to 12/31/2004                         $1.27795     $1.44485             0
   1/1/2005 to 12/31/2005                         $1.44485     $1.57270             0
   1/1/2006 to 12/31/2006                         $1.57270     $1.77069             0
   1/1/2007 to 12/31/2007                         $1.77069     $1.90484             0

SP AIM Aggressive Growth Portfolio

   11/10/2003* to 12/31/2003                      $1.18718     $1.22047             0
   1/1/2004 to 12/31/2004                         $1.22047     $1.34510             0
   1/1/2005 to 4/29/2005                          $1.34510     $1.24158             0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

   ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT WITH CREDIT (1.50)


                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                             UNIT VALUE   UNIT VALUE    ACCUMULATION
                                            AT BEGINNING    AT END    UNITS OUTSTANDING
                                             OF PERIOD    OF PERIOD   AT END OF PERIOD
                                            ------------ ------------ -----------------
SP AIM Core Equity Portfolio

   11/10/2003* to 12/31/2003                  $1.12346     $1.19493             0
   1/1/2004 to 12/31/2004                     $1.19493     $1.28081             0
   1/1/2005 to 12/31/2005                     $1.28081     $1.32044             0
   1/1/2006 to 12/31/2006                     $1.32044     $1.50967             0
   1/1/2007 to 12/31/2007                     $1.50967     $1.60362             0

SP T. Rowe Price Large-Cap Growth Portfolio

   11/10/2003* to 12/31/2003                  $1.13909     $1.17831         8,320
   1/1/2004 to 12/31/2004                     $1.17831     $1.23168         7,991
   1/1/2005 to 12/31/2005                     $1.23168     $1.41358         7,667
   1/1/2006 to 12/31/2006                     $1.41358     $1.47514         7,335
   1/1/2007 to 12/31/2007                     $1.47514     $1.57255         6,984

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

   ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT WITH CREDIT (1.50)


                                           ACCUMULATION ACCUMULATION     NUMBER OF
                                            UNIT VALUE   UNIT VALUE    ACCUMULATION
                                           AT BEGINNING    AT END    UNITS OUTSTANDING
                                            OF PERIOD    OF PERIOD   AT END OF PERIOD
                                           ------------ ------------ -----------------
SP Balanced Asset Allocation Portfolio

   11/10/2003* to 12/31/2003                 $1.14700     $1.19278              0
   1/1/2004 to 12/31/2004                    $1.19278     $1.30547         65,683
   1/1/2005 to 12/31/2005                    $1.30547     $1.38401        497,540
   1/1/2006 to 12/31/2006                    $1.38401     $1.50930        501,013
   1/1/2007 to 12/31/2007                    $1.50930     $1.62600        503,244

SP Conservative Asset Allocation Portfolio

   11/10/2003* to 12/31/2003                 $1.10203     $1.13549         15,405
   1/1/2004 to 12/31/2004                    $1.13549     $1.21814         17,182
   1/1/2005 to 12/31/2005                    $1.21814     $1.27115         16,371
   1/1/2006 to 12/31/2006                    $1.27115     $1.36108         15,599
   1/1/2007 to 12/31/2007                    $1.36108     $1.46673         14,879

SP Davis Value Portfolio

   11/10/2003* to 12/31/2003                 $1.16951     $1.24728              0
   1/1/2004 to 12/31/2004                    $1.24728     $1.38273              0
   1/1/2005 to 12/31/2005                    $1.38273     $1.49196              0
   1/1/2006 to 12/31/2006                    $1.49196     $1.69087              0
   1/1/2007 to 12/31/2007                    $1.69087     $1.74209              0

SP Small-Cap Value Portfolio

   11/10/2003* to 12/31/2003                 $1.22141     $1.28895              0
   1/1/2004 to 12/31/2004                    $1.28895     $1.53268              0
   1/1/2005 to 12/31/2005                    $1.53268     $1.57975              0
   1/1/2006 to 12/31/2006                    $1.57975     $1.78363              0
   1/1/2007 to 12/31/2007                    $1.78363     $1.69341              0

SP Growth Asset Allocation Portfolio

   11/10/2003* to 12/31/2003                 $1.18274     $1.23860              0
   1/1/2004 to 12/31/2004                    $1.23860     $1.37963          5,702
   1/1/2005 to 12/31/2005                    $1.37963     $1.48487         15,204
   1/1/2006 to 12/31/2006                    $1.48487     $1.65137         38,948
   1/1/2007 to 12/31/2007                    $1.65137     $1.77705         38,957

SP Large Cap Value Portfolio

   11/10/2003* to 12/31/2003                 $1.13351     $1.21326              0
   1/1/2004 to 12/31/2004                    $1.21326     $1.40752              0
   1/1/2005 to 12/31/2005                    $1.40752     $1.47896              0
   1/1/2006 to 12/31/2006                    $1.47896     $1.72642              0
   1/1/2007 to 12/31/2007                    $1.72642     $1.65269              0

SP International Value Portfolio

   11/10/2003* to 12/31/2003                 $1.13218     $1.23267              0
   1/1/2004 to 12/31/2004                    $1.23267     $1.40640              0
   1/1/2005 to 12/31/2005                    $1.40640     $1.57644              0
   1/1/2006 to 12/31/2006                    $1.57644     $2.00514              0
   1/1/2007 to 12/31/2007                    $2.00514     $2.33261              0

SP MFS Capital Opportunities Portfolio

   11/10/2003* to 12/31/2003                 $1.14369     $1.20608              0
   1/1/2004 to 12/31/2004                    $1.20608     $1.33544              0
   1/1/2005 to 4/29/2005                     $1.33544     $1.24754              0

SP Mid Cap Growth Portfolio

   11/10/2003* to 12/31/2003                 $1.14369     $1.33798              0
   1/1/2004 to 12/31/2004                    $1.33798     $1.57590              0
   1/1/2005 to 12/31/2005                    $1.57590     $1.63428              0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

   ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT WITH CREDIT (1.50)


                                 ACCUMULATION ACCUMULATION     NUMBER OF
                                  UNIT VALUE   UNIT VALUE    ACCUMULATION
                                 AT BEGINNING    AT END    UNITS OUTSTANDING
                                  OF PERIOD    OF PERIOD   AT END OF PERIOD
                                 ------------ ------------ -----------------
      1/1/2006 to 12/31/2006       $1.63428     $1.57891           576
      1/1/2007 to 12/31/2007       $1.57891     $1.80753             0

   SP PIMCO High Yield Portfolio

      11/10/2003* to 12/31/2003    $1.16054     $1.19699        34,358
      1/1/2004 to 12/31/2004       $1.19699     $1.28928        96,025
      1/1/2005 to 12/31/2005       $1.28928     $1.32167        94,211
      1/1/2006 to 12/31/2006       $1.32167     $1.42588        87,514
      1/1/2007 to 12/31/2007       $1.42588     $1.45802        51,012

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

   ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT WITH CREDIT (1.50)


                                               ACCUMULATION ACCUMULATION     NUMBER OF
                                                UNIT VALUE   UNIT VALUE    ACCUMULATION
                                               AT BEGINNING    AT END    UNITS OUTSTANDING
                                                OF PERIOD    OF PERIOD   AT END OF PERIOD
                                               ------------ ------------ -----------------
SP PIMCO Total Return Portfolio

   11/10/2003* to 12/31/2003                    $ 1.02883    $ 1.04577             0
   1/1/2004 to 12/31/2004                       $ 1.04577    $ 1.08469        72,530
   1/1/2005 to 12/31/2005                       $ 1.08469    $ 1.09451        72,512
   1/1/2006 to 12/31/2006                       $ 1.09451    $ 1.11816        66,815
   1/1/2007 to 12/31/2007                       $ 1.11816    $ 1.20554        27,007

SP Prudential U.S. Emerging Growth Portfolio

   11/10/2003* to 12/31/2003                    $ 1.35353    $ 1.36507             0
   1/1/2004 to 12/31/2004                       $ 1.36507    $ 1.63250             0
   1/1/2005 to 12/31/2005                       $ 1.63250    $ 1.89429             0
   1/1/2006 to 12/31/2006                       $ 1.89429    $ 2.04524         1,667
   1/1/2007 to 12/31/2007                       $ 2.04524    $ 2.35368             0

SP Small Cap Growth Portfolio

   11/10/2003* to 12/31/2003                    $ 1.28929    $ 1.30057             0
   1/1/2004 to 12/31/2004                       $ 1.30057    $ 1.26944             0
   1/1/2005 to 12/31/2005                       $ 1.26944    $ 1.28163             0
   1/1/2006 to 12/31/2006                       $ 1.28163    $ 1.41909             0
   1/1/2007 to 12/31/2007                       $ 1.41909    $ 1.48703             0

SP Strategic Partners Focused Growth Portfolio

   11/10/2003* to 12/31/2003                    $ 1.14407    $ 1.19257             0
   1/1/2004 to 12/31/2004                       $ 1.19257    $ 1.29935             0
   1/1/2005 to 12/31/2005                       $ 1.29935    $ 1.47411             0
   1/1/2006 to 12/31/2006                       $ 1.47411    $ 1.44281             0
   1/1/2007 to 12/31/2007                       $ 1.44281    $ 1.63799             0

SP Technology Portfolio

   11/10/2003* to 12/31/2003                    $ 1.32497    $ 1.33906             0
   1/1/2004 to 12/31/2004                       $ 1.33906    $ 1.31919             0
   1/1/2005 to 4/29/2005                        $ 1.31919    $ 1.17795             0

SP International Growth Portfolio

   11/10/2003* to 12/31/2003                    $ 1.26298    $ 1.34972             0
   1/1/2004 to 12/31/2004                       $ 1.34972    $ 1.54968             0
   1/1/2005 to 12/31/2005                       $ 1.54968    $ 1.77714             0
   1/1/2006 to 12/31/2006                       $ 1.77714    $ 2.11952         2,380
   1/1/2007 to 12/31/2007                       $ 2.11952    $ 2.49614         1,014

Evergreen Growth And Income Fund

   12/5/2003** to 12/31/2003                    $ 9.92201    $10.34209         1,144
   1/1/2004 to 12/31/2004                       $10.34209    $11.04420         1,143
   1/1/2005 to 4/15/2005                        $11.04420    $10.31706             0

Evergreen VA Balanced Fund

   11/10/2003* to 12/31/2003                    $ 1.08220    $ 1.12509             0
   1/1/2004 to 12/31/2004                       $ 1.12509    $ 1.17840             0
   1/1/2005 to 12/31/2005                       $ 1.17840    $ 1.22238             0
   1/1/2006 to 12/31/2006                       $ 1.22238    $ 1.32299             0
   1/1/2007 to 12/31/2007                       $ 1.32299    $ 1.39050             0

Evergreen VA Fundamental Large Cap Fund

   12/5/2003** to 12/31/2003                    $ 9.91857    $10.39708             0
   1/1/2004 to 12/31/2004                       $10.39708    $11.18687           536
   1/1/2005 to 12/31/2005                       $11.18687    $12.01541         2,053
   1/1/2006 to 12/31/2006                       $12.01541    $13.33854         2,052
   1/1/2007 to 12/31/2007                       $13.33854    $14.22990         2,050

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

   ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT WITH CREDIT (1.50)


                                       ACCUMULATION ACCUMULATION     NUMBER OF
                                        UNIT VALUE   UNIT VALUE    ACCUMULATION
                                       AT BEGINNING    AT END    UNITS OUTSTANDING
                                        OF PERIOD    OF PERIOD   AT END OF PERIOD
                                       ------------ ------------ -----------------

Evergreen VA Growth Fund

   11/10/2003* to 12/31/2003            $ 1.32441    $ 1.34951             0
   1/1/2004 to 12/31/2004               $ 1.34951    $ 1.51382             0
   1/1/2005 to 12/31/2005               $ 1.51382    $ 1.58876             0
   1/1/2006 to 12/31/2006               $ 1.58876    $ 1.73805             0
   1/1/2007 to 12/31/2007               $ 1.73805    $ 1.90138             0

Evergreen VA International Equity Fund

   12/5/2003** to 12/31/2003            $ 9.98992    $10.44212             0
   1/1/2004 to 12/31/2004               $10.44212    $12.26411         7,490
   1/1/2005 to 12/31/2005               $12.26411    $14.01626         7,923
   1/1/2006 to 12/31/2006               $14.01626    $17.00827         7,355
   1/1/2007 to 12/31/2007               $17.00827    $19.26907         3,367

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

   ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT WITH CREDIT (1.50)


                                                              ACCUMULATION ACCUMULATION     NUMBER OF
                                                               UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                              AT BEGINNING    AT END    UNITS OUTSTANDING
                                                               OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                              ------------ ------------ -----------------
Evergreen VA Omega Fund

   11/10/2003* to 12/31/2003                                   $ 1.29915    $ 1.33535         2,728
   1/1/2004 to 12/31/2004                                      $ 1.33535    $ 1.41046         2,726
   1/1/2005 to 12/31/2005                                      $ 1.41046    $ 1.44315         2,724
   1/1/2006 to 12/31/2006                                      $ 1.44315    $ 1.50745         2,722
   1/1/2007 to 12/31/2007                                      $ 1.50745    $ 1.66265         2,721

Evergreen VA Special Values Fund

   11/10/2003* to 12/31/2003                                   $ 1.17827    $ 1.25143         9,106
   1/1/2004 to 12/31/2004                                      $ 1.25143    $ 1.48416        68,433
   1/1/2005 to 12/31/2005                                      $ 1.48416    $ 1.61969        71,562
   1/1/2006 to 12/31/2006                                      $ 1.61969    $ 1.93974        68,951
   1/1/2007 to 12/31/2007                                      $ 1.93974    $ 1.76723        34,302

AST Advanced Strategies Portfolio

   3/20/2006* to 12/31/2006                                    $ 9.99878    $10.67433           512
   1/1/2007 to 12/31/2007                                      $10.67433    $11.51551           512

AST Aggressive Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                    $ 9.99878    $ 9.99858             0
   1/1/2006 to 12/31/2006                                      $ 9.99858    $11.39632             0
   1/1/2007 to 12/31/2007                                      $11.39632    $12.30021             0

AST Alger All-Cap Growth Portfolio

   3/14/2005* to 12/02/2005                                    $10.09329    $11.72479             0

AST Alliance Bernstein Core Value Portfolio

   3/14/2005* to 12/31/2005                                    $10.07962    $10.32416             0
   1/1/2006 to 12/31/2006                                      $10.32416    $12.34339         1,912
   1/1/2007 to 12/31/2007                                      $12.34339    $11.72634         1,911

AST Alliance Bernstein Growth & Income Portfolio

   3/14/2005* to 12/31/2005                                    $10.05473    $10.27867         1,115
   1/1/2006 to 12/31/2006                                      $10.27867    $11.87604         1,233
   1/1/2007 to 12/31/2007                                      $11.87604    $12.29954             0

AST Alliance Bernstein Growth + Value Portfolio

   3/14/2005* to 12/02/2005                                    $10.05001    $11.33679             0

AST Alliance Bernstein Managed Index 500 Portfolio
   3/14/2005* to 12/31/2005                                    $10.04980    $10.41342             0
   1/1/2006 to 12/31/2006                                      $10.41342    $11.55269           342
   1/1/2007 to 12/31/2007                                      $11.55269    $11.61816             0

AST American Century Income & Growth Portfolio

   3/14/2005* to 12/31/2005                                    $10.06650    $10.34593             0
   1/1/2006 to 12/31/2006                                      $10.34593    $11.91171             0
   1/1/2007 to 12/31/2007                                      $11.91171    $11.72224             0

AST American Century Strategic Allocation Portfolio formerly, AST American Century Strategic Balanced Portfolio

   3/14/2005* to 12/31/2005                                    $10.04194    $10.32881             0
   1/1/2006 to 12/31/2006                                      $10.32881    $11.16037           176
   1/1/2007 to 12/31/2007                                      $11.16037    $11.97532             0

AST Balanced Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                    $ 9.99878    $10.01855             0
   1/1/2006 to 12/31/2006                                      $10.01855    $11.03218        16,233

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

   ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT WITH CREDIT (1.50)


                                              ACCUMULATION ACCUMULATION     NUMBER OF
                                               UNIT VALUE   UNIT VALUE    ACCUMULATION
                                              AT BEGINNING    AT END    UNITS OUTSTANDING
                                               OF PERIOD    OF PERIOD   AT END OF PERIOD
                                              ------------ ------------ -----------------
1/1/2007 to 12/31/2007                         $11.03218    $11.86914        16,026

AST Capital Growth Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                    $ 9.99878    $10.00855             0
   1/1/2006 to 12/31/2006                      $10.00855    $11.20934           384
   1/1/2007 to 12/31/2007                      $11.20934    $12.11730           874

AST Cohen & Steers Realty Portfolio

   3/14/2005* to 12/31/2005                    $10.14702    $12.03193           736
   1/1/2006 to 12/31/2006                      $12.03193    $16.20961         5,198
   1/1/2007 to 12/31/2007                      $16.20961    $12.78501         4,463

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

   ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT WITH CREDIT (1.50)


                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                      AT BEGINNING    AT END    UNITS OUTSTANDING
                                                       OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                      ------------ ------------ -----------------
AST Conservative Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                            $ 9.99878    $10.02853             0
   1/1/2006 to 12/31/2006                              $10.02853    $10.92392        12,416
   1/1/2007 to 12/31/2007                              $10.92392    $11.73838        14,509

AST DeAm Large-Cap Value Portfolio

   3/14/2005* to 12/31/2005                            $10.08483    $10.72814             0
   1/1/2006 to 12/31/2006                              $10.72814    $12.86653             0
   1/1/2007 to 12/31/2007                              $12.86653    $12.82489             0

AST Neuberger Berman Small-Cap Growth Portfolio formerly, AST DeAm Small-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                            $10.01125    $10.32447             0
   1/1/2006 to 12/31/2006                              $10.32447    $10.96129             0
   1/1/2007 to 12/31/2007                              $10.96129    $12.81949             0

AST DeAm Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                            $10.04561    $10.02950             0
   1/1/2006 to 12/31/2006                              $10.02950    $11.85325             0
   1/1/2007 to 12/31/2007                              $11.85325    $ 9.60235             0

AST Federated Aggressive Growth Portfolio

   3/14/2005* to 12/31/2005                            $ 9.99878    $10.97186             0
   1/1/2006 to 12/31/2006                              $10.97186    $12.20585             0
   1/1/2007 to 12/31/2007                              $12.20585    $13.37276             0

AST First Trust Capital Appreciation Target Portfolio

   3/20/2006* to 12/31/2006                            $ 9.99878    $10.49631             0
   1/1/2007 to 12/31/2007                              $10.49631    $11.52104             0

AST First Trust Balanced Target Portfolio

   3/20/2006* to 12/31/2006                            $ 9.99878    $10.59531            86
   1/1/2007 to 12/31/2007                              $10.59531    $11.33124             0

AST UBS Dynamic Alpha Portfolio
  formerly, AST Global Allocation Portfolio

   3/14/2005* to 12/31/2005                            $10.01533    $10.63623             0
   1/1/2006 to 12/31/2006                              $10.63623    $11.64691         1,080
   1/1/2007 to 12/31/2007                              $11.64691    $11.69671         1,079

AST Goldman Sachs Concentrated Growth Portfolio

   3/14/2005* to 12/31/2005                            $10.03294    $10.77223             0
   1/1/2006 to 12/31/2006                              $10.77223    $11.67384             0
   1/1/2007 to 12/31/2007                              $11.67384    $13.10969             0

AST High Yield Portfolio

   3/14/2005* to 12/31/2005                            $ 9.97673    $ 9.87041             0
   1/1/2006 to 12/31/2006                              $ 9.87041    $10.73155           183
   1/1/2007 to 12/31/2007                              $10.73155    $10.83442             0

AST Goldman Sachs Mid-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                            $ 9.99878    $10.59153             0
   1/1/2006 to 12/31/2006                              $10.59153    $11.09039             0
   1/1/2007 to 12/31/2007                              $11.09039    $13.03958             0

AST JPMorgan International Equity Portfolio

   3/14/2005* to 12/31/2005                            $ 9.91381    $10.66609             0
   1/1/2006 to 12/31/2006                              $10.66609    $12.90428         7,377
   1/1/2007 to 12/31/2007                              $12.90428    $13.91261         7,377

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

   ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT WITH CREDIT (1.50)


                                         ACCUMULATION ACCUMULATION     NUMBER OF
                                          UNIT VALUE   UNIT VALUE    ACCUMULATION
                                         AT BEGINNING    AT END    UNITS OUTSTANDING
                                          OF PERIOD    OF PERIOD   AT END OF PERIOD
                                         ------------ ------------ -----------------
AST Large-Cap Value Portfolio

   3/14/2005* to 12/31/2005               $10.07718    $10.56963           0
   1/1/2006 to 12/31/2006                 $10.56963    $12.33609           0
   1/1/2007 to 12/31/2007                 $12.33609    $11.78988           0

AST Lord Abbett Bond-Debenture Portfolio

   3/14/2005* to 12/31/2005               $ 9.99878    $ 9.96176           0
   1/1/2006 to 12/31/2006                 $ 9.96176    $10.77671           0
   1/1/2007 to 12/31/2007                 $10.77671    $11.26296           0

AST Marsico Capital Growth Portfolio

   3/14/2005* to 12/31/2005               $10.12616    $10.91643           0
   1/1/2006 to 12/31/2006                 $10.91643    $11.53387           0
   1/1/2007 to 12/31/2007                 $11.53387    $13.06297           0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

   ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT WITH CREDIT (1.50)


                                              ACCUMULATION ACCUMULATION     NUMBER OF
                                               UNIT VALUE   UNIT VALUE    ACCUMULATION
                                              AT BEGINNING    AT END    UNITS OUTSTANDING
                                               OF PERIOD    OF PERIOD   AT END OF PERIOD
                                              ------------ ------------ -----------------
AST MFS Global Equity Portfolio

   3/14/2005* to 12/31/2005                    $ 9.96618    $10.49040             0
   1/1/2006 to 12/31/2006                      $10.49040    $12.84756         7,331
   1/1/2007 to 12/31/2007                      $12.84756    $13.84670         7,331

AST MFS Growth Portfolio

   3/14/2005* to 12/31/2005                    $10.03685    $10.77243             0
   1/1/2006 to 12/31/2006                      $10.77243    $11.63919             0
   1/1/2007 to 12/31/2007                      $11.63919    $13.19875             0

AST Mid-Cap Value Portfolio

   3/14/2005* to 12/31/2005                    $10.06495    $10.36538             0
   1/1/2006 to 12/31/2006                      $10.36538    $11.66717             0
   1/1/2007 to 12/31/2007                      $11.66717    $11.81014             0

AST Neuberger Berman Mid-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                    $10.05568    $11.34967             0
   1/1/2006 to 12/31/2006                      $11.34967    $12.75411             0
   1/1/2007 to 12/31/2007                      $12.75411    $15.35457           235

AST Neuberger Berman Mid-Cap Value Portfolio

   3/14/2005* to 12/31/2005                    $10.02188    $10.89810           816
   1/1/2006 to 12/31/2006                      $10.89810    $11.89194           815
   1/1/2007 to 12/31/2007                      $11.89194    $12.08669             0

AST PIMCO Limited Maturity Bond Portfolio

   3/14/2005* to 12/31/2005                    $ 9.99878    $10.06919             0
   1/1/2006 to 12/31/2006                      $10.06919    $10.29998             0
   1/1/2007 to 12/31/2007                      $10.29998    $10.83697         2,642

AST Preservation Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                    $ 9.99878    $10.03852             0
   1/1/2006 to 12/31/2006                      $10.03852    $10.67791             0
   1/1/2007 to 12/31/2007                      $10.67791    $11.43657         3,216

AST Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                    $10.04858    $10.65972           537
   1/1/2006 to 12/31/2006                      $10.65972    $12.60781           536
   1/1/2007 to 12/31/2007                      $12.60781    $11.72388             0

AST T. Rowe Price Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                    $10.02859    $10.36801             0
   1/1/2006 to 12/31/2006                      $10.36801    $11.49135         5,235
   1/1/2007 to 12/31/2007                      $11.49135    $12.03647         5,233

AST T. Rowe Price Global Bond Portfolio

   3/14/2005* to 12/31/2005                    $ 9.94931    $ 9.46092             0
   1/1/2006 to 12/31/2006                      $ 9.46092    $ 9.90611             0
   1/1/2007 to 12/31/2007                      $ 9.90611    $10.70032             0

AST T. Rowe Price Natural Resources Portfolio

   3/14/2005* to 12/31/2005                    $10.00278    $11.75300         1,101
   1/1/2006 to 12/31/2006                      $11.75300    $13.41664         1,101
   1/1/2007 to 12/31/2007                      $13.41664    $18.57178             0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

   ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT WITH CREDIT (1.50)


                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                      AT BEGINNING    AT END    UNITS OUTSTANDING
                                                       OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                      ------------ ------------ -----------------
Gartmore NVIT Developing Markets Fund
  formerly, Gartmore GVIT Developing Markets Fund

   3/14/2005* to 12/31/2005                            $ 9.88094    $12.07630         1,119
   1/1/2006 to 12/31/2006                              $12.07630    $16.01220         3,632
   1/1/2007 to 12/31/2007                              $16.01220    $22.63790         2,514

Janus Aspen Large Cap Growth Portfolio-Service Shares

   11/10/2003* to 12/31/2003                           $ 1.19640    $ 1.24493             0
   1/1/2004 to 12/31/2004                              $ 1.24493    $ 1.27810             0
   1/1/2005 to 12/31/2005                              $ 1.27810    $ 1.30978             0
   1/1/2006 to 12/31/2006                              $ 1.30978    $ 1.43419             0
   1/1/2007 to 12/31/2007                              $ 1.43419    $ 1.62200             0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                           $ 9.99878    $ 9.98165             0

--------
*  Denotes the start date of these sub-accounts

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

       ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/CREDIT (1.75)


                                                ACCUMULATION ACCUMULATION     NUMBER OF
                                                 UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                AT BEGINNING    AT END    UNITS OUTSTANDING
                                                 OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                ------------ ------------ -----------------
Jennison Portfolio

   11/10/2003* to 12/31/2003                      $1.18098     $1.23592          2,372
   1/1/2004 to 12/31/2004                         $1.23592     $1.33162         18,096
   1/1/2005 to 12/31/2005                         $1.33162     $1.49930         28,250
   1/1/2006 to 12/31/2006                         $1.49930     $1.49988         27,058
   1/1/2007 to 12/31/2007                         $1.49988     $1.65087         17,352

Prudential Equity Portfolio

   11/10/2003* to 12/31/2003                      $1.17369     $1.25343         65,583
   1/1/2004 to 12/31/2004                         $1.25343     $1.35414        123,305
   1/1/2005 to 12/31/2005                         $1.35414     $1.48362        136,742
   1/1/2006 to 12/31/2006                         $1.48362     $1.64146        134,887
   1/1/2007 to 12/31/2007                         $1.64146     $1.76343        114,804

Prudential Global Portfolio

   11/10/2003* to 12/31/2003                      $1.20227     $1.28057         45,053
   1/1/2004 to 12/31/2004                         $1.28057     $1.37924         48,313
   1/1/2005 to 12/31/2005                         $1.37924     $1.57333         53,028
   1/1/2006 to 12/31/2006                         $1.57333     $1.85018         52,917
   1/1/2007 to 12/31/2007                         $1.85018     $2.00871         14,231

Prudential Money Market Portfolio

   11/10/2003* to 12/31/2003                      $0.99244     $0.99097         18,163
   1/1/2004 to 12/31/2004                         $0.99097     $0.98370         42,033
   1/1/2005 to 12/31/2005                         $0.98370     $0.99472         62,812
   1/1/2006 to 12/31/2006                         $0.99472     $1.02415         35,726
   1/1/2007 to 12/31/2007                         $1.02415     $1.05714        875,807

Prudential Stock Index Portfolio

   11/10/2003* to 12/31/2003                      $1.14951     $1.21997         90,916
   1/1/2004 to 12/31/2004                         $1.21997     $1.32426        280,654
   1/1/2005 to 12/31/2005                         $1.32426     $1.36062        279,397
   1/1/2006 to 12/31/2006                         $1.36062     $1.54508        258,883
   1/1/2007 to 12/31/2007                         $1.54508     $1.59571        172,952

Prudential Value Portfolio

   11/10/2003* to 12/31/2003                      $1.12571     $1.21982         15,642
   1/1/2004 to 12/31/2004                         $1.21982     $1.39431         54,741
   1/1/2005 to 12/31/2005                         $1.39431     $1.59875         52,984
   1/1/2006 to 12/31/2006                         $1.59875     $1.88461         60,040
   1/1/2007 to 12/31/2007                         $1.88461     $1.91117         42,236

SP Aggressive Growth Asset Allocation Portfolio

   11/10/2003* to 12/31/2003                      $1.21097     $1.27479        445,390
   1/1/2004 to 12/31/2004                         $1.27479     $1.43779        521,063
   1/1/2005 to 12/31/2005                         $1.43779     $1.56121        588,534
   1/1/2006 to 12/31/2006                         $1.56121     $1.75344        614,061
   1/1/2007 to 12/31/2007                         $1.75344     $1.88158        590,842

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

       ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/CREDIT (1.75)


                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                             UNIT VALUE   UNIT VALUE    ACCUMULATION
                                            AT BEGINNING    AT END    UNITS OUTSTANDING
                                             OF PERIOD    OF PERIOD   AT END OF PERIOD
                                            ------------ ------------ -----------------
SP AIM Aggressive Growth Portfolio

   11/10/2003* to 12/31/2003                  $1.18466     $1.21743              0
   1/1/2004 to 12/31/2004                     $1.21743     $1.33841              0
   1/1/2005 to 4/29/2005                      $1.33841     $1.23436              0

SP AIM Core Equity Portfolio

   11/10/2003* to 12/31/2003                   1.12120     $1.19212         59,555
   1/1/2004 to 12/31/2004                     $1.19212     $1.27462         67,213
   1/1/2005 to 12/31/2005                     $1.27462     $1.31072         67,478
   1/1/2006 to 12/31/2006                     $1.31072     $1.49501         64,105
   1/1/2007 to 12/31/2007                     $1.49501     $1.58414         28,806

SP T. Rowe Price Large-Cap Growth Portfolio

   11/10/2003* to 12/31/2003                  $1.13666     $1.17543         72,305
   1/1/2004 to 12/31/2004                     $1.17543     $1.22575        117,672
   1/1/2005 to 12/31/2005                     $1.22575     $1.40345        115,450
   1/1/2006 to 12/31/2006                     $1.40345     $1.46087        112,939
   1/1/2007 to 12/31/2007                     $1.46087     $1.55350         69,497

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

       ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/CREDIT (1.75)


                                           ACCUMULATION ACCUMULATION     NUMBER OF
                                            UNIT VALUE   UNIT VALUE    ACCUMULATION
                                           AT BEGINNING    AT END    UNITS OUTSTANDING
                                            OF PERIOD    OF PERIOD   AT END OF PERIOD
                                           ------------ ------------ -----------------
SP Balanced Asset Allocation Portfolio

   11/10/2003* to 12/31/2003                  1.14451     $1.18975        226,064
   1/1/2004 to 12/31/2004                    $1.18975     $1.29901        745,528
   1/1/2005 to 12/31/2005                    $1.29901     $1.37385        349,373
   1/1/2006 to 12/31/2006                    $1.37385     $1.49454        331,412
   1/1/2007 to 12/31/2007                    $1.49454     $1.60593        689,962

SP Conservative Asset Allocation Portfolio

   11/10/2003* to 12/31/2003                 $1.09974     $1.13276         61,988
   1/1/2004 to 12/31/2004                    $1.13276     $1.21249        145,346
   1/1/2005 to 12/31/2005                    $1.21249     $1.26200        307,676
   1/1/2006 to 12/31/2006                    $1.26200     $1.34795        402,221
   1/1/2007 to 12/31/2007                    $1.34795     $1.44900        442,049

SP Davis Value Portfolio

   11/10/2003* to 12/31/2003                 $1.16707     $1.24425        628,588
   1/1/2004 to 12/31/2004                    $1.24425     $1.37603        839,188
   1/1/2005 to 12/31/2005                    $1.37603     $1.48106        891,821
   1/1/2006 to 12/31/2006                    $1.48106     $1.67433        794,488
   1/1/2007 to 12/31/2007                    $1.67433     $1.72081        672,275

SP Small-Cap Value Portfolio

   11/10/2003* to 12/31/2003                 $1.21891     $1.28582         78,384
   1/1/2004 to 12/31/2004                    $1.28582     $1.52507        112,512
   1/1/2005 to 12/31/2005                    $1.52507     $1.56800        110,266
   1/1/2006 to 12/31/2006                    $1.56800     $1.76599         94,933
   1/1/2007 to 12/31/2007                    $1.76599     $1.67257         38,262

SP Growth Asset Allocation Portfolio

   11/10/2003* to 12/31/2003                 $1.18041     $1.23575        105,091
   1/1/2004 to 12/31/2004                    $1.23575     $1.37292        226,053
   1/1/2005 to 12/31/2005                    $1.37292     $1.47410        226,287
   1/1/2006 to 12/31/2006                    $1.47410     $1.63558        222,235
   1/1/2007 to 12/31/2007                    $1.63558     $1.75560        205,375

SP Large Cap Value Portfolio

   11/10/2003* to 12/31/2003                 $1.13121     $1.21039          1,815
   1/1/2004 to 12/31/2004                    $1.21039     $1.40077         18,804
   1/1/2005 to 12/31/2005                    $1.40077     $1.46822         18,023
   1/1/2006 to 12/31/2006                    $1.46822     $1.70953         15,179
   1/1/2007 to 12/31/2007                    $1.70953     $1.63253         13,944

SP International Value Portfolio

   11/10/2003* to 12/31/2003                 $1.12984     $1.22973         76,240
   1/1/2004 to 12/31/2004                    $1.22973     $1.39961        113,463
   1/1/2005 to 12/31/2005                    $1.39961     $1.56500        110,434
   1/1/2006 to 12/31/2006                    $1.56500     $1.98568        107,034
   1/1/2007 to 12/31/2007                    $1.98568     $2.30427         52,409

SP MFS Capital Opportunities Portfolio

   11/10/2003* to 12/31/2003                  1.14120     $1.20305         11,550
   1/1/2004 to 12/31/2004                    $1.20305     $1.32884         11,556
   1/1/2005 to 4/29/2005                     $1.32884     $1.24037              0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

       ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/CREDIT (1.75)


                                               ACCUMULATION ACCUMULATION     NUMBER OF
                                                UNIT VALUE   UNIT VALUE    ACCUMULATION
                                               AT BEGINNING    AT END    UNITS OUTSTANDING
                                                OF PERIOD    OF PERIOD   AT END OF PERIOD
                                               ------------ ------------ -----------------
SP Mid Cap Growth Portfolio

   11/10/2003* to 12/31/2003                     $1.31221     $1.33469          58,962
   1/1/2004 to 12/31/2004                        $1.33469     $1.56814          93,857
   1/1/2005 to 12/31/2005                        $1.56814     $1.62232          98,220
   1/1/2006 to 12/31/2006                        $1.62232     $1.56350          77,666
   1/1/2007 to 12/31/2007                        $1.56350     $1.78561          46,635

SP PIMCO High Yield Portfolio

   11/10/2003* to 12/31/2003                     $1.15822     $1.19418         187,203
   1/1/2004 to 12/31/2004                        $1.19418     $1.28300         382,732
   1/1/2005 to 12/31/2005                        $1.28300     $1.31191         388,421
   1/1/2006 to 12/31/2006                        $1.31191     $1.41210         316,338
   1/1/2007 to 12/31/2007                        $1.41210     $1.44033         264,464

SP PIMCO Total Return Portfolio

   11/10/2003* to 12/31/2003                     $1.02657     $1.04315         540,503
   1/1/2004 to 12/31/2004                        $1.04315     $1.07941       1,038,234
   1/1/2005 to 12/31/2005                        $1.07941     $1.08636       1,185,604
   1/1/2006 to 12/31/2006                        $1.08636     $1.10710       1,119,991
   1/1/2007 to 12/31/2007                        $1.10710     $1.19073         953,760

SP Prudential U.S. Emerging Growth Portfolio

   11/10/2003* to 12/31/2003                      1.35080     $1.36187          19,634
   1/1/2004 to 12/31/2004                        $1.36187     $1.62472          28,400
   1/1/2005 to 12/31/2005                        $1.62472     $1.88068          43,372
   1/1/2006 to 12/31/2006                        $1.88068     $2.02558          40,761
   1/1/2007 to 12/31/2007                        $2.02558     $2.32526          31,560

SP Small Cap Growth Portfolio

   11/10/2003* to 12/31/2003                     $1.28652     $1.29734          49,696
   1/1/2004 to 12/31/2004                        $1.29734     $1.26327          53,407
   1/1/2005 to 12/31/2005                        $1.26327     $1.27232          57,373
   1/1/2006 to 12/31/2006                        $1.27232     $1.40534          57,149
   1/1/2007 to 12/31/2007                        $1.40534     $1.46897          17,549

SP Strategic Partners Focused Growth Portfolio

   11/10/2003* to 12/31/2003                     $1.14165     $1.18963          33,927
   1/1/2004 to 12/31/2004                        $1.18963     $1.29291          33,927
   1/1/2005 to 12/31/2005                        $1.29291     $1.46319          33,927
   1/1/2006 to 12/31/2006                        $1.46319     $1.42858          33,927
   1/1/2007 to 12/31/2007                        $1.42858     $1.61785               0

SP Technology Portfolio

   11/10/2003* to 12/31/2003                     $1.32227     $1.33585           5,923
   1/1/2004 to 12/31/2004                        $1.33585     $1.31286          26,148
   1/1/2005 to 4/29/2005                         $1.31286     $1.17132               0

SP International Growth Portfolio

   11/10/2003* to 12/31/2003                     $1.26038     $1.34648           7,716
   1/1/2004 to 12/31/2004                        $1.34648     $1.54220          24,869

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

       ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/CREDIT (1.75)


                                        ACCUMULATION ACCUMULATION     NUMBER OF
                                         UNIT VALUE   UNIT VALUE    ACCUMULATION
                                        AT BEGINNING    AT END    UNITS OUTSTANDING
                                         OF PERIOD    OF PERIOD   AT END OF PERIOD
                                        ------------ ------------ -----------------
   1/1/2005 to 12/31/2005                $ 1.54220    $ 1.76414         32,891
   1/1/2006 to 12/31/2006                $ 1.76414    $ 2.09880         41,444
   1/1/2007 to 12/31/2007                $ 2.09880    $ 2.46559         27,232

Evergreen Growth And Income Fund

   12/5/2003** to 12/31/2003             $ 9.92194    $10.34023          3,484
   1/1/2004 to 12/31/2004                $10.34023    $11.01506          3,483
   1/1/2005 to 4/15/2005                 $11.01506    $10.28257              0

Evergreen VA Balanced Fund

   11/10/2003* to 12/31/2003             $ 1.08005    $ 1.12247              0
   1/1/2004 to 12/31/2004                $ 1.12247    $ 1.17282              0
   1/1/2005 to 12/31/2005                $ 1.17282    $ 1.21366         11,887
   1/1/2006 to 12/31/2006                $ 1.21366    $ 1.31026         11,888
   1/1/2007 to 12/31/2007                $ 1.31026    $ 1.37364              2

Evergreen VA Fundamental Large Cap Fund

   12/5/2003** to 12/31/2003               9.91850    $10.39518         10,586
   1/1/2004 to 12/31/2004                $10.39518    $11.15728         27,216
   1/1/2005 to 12/31/2005                $11.15728    $11.95425         31,198
   1/1/2006 to 12/31/2006                $11.95425    $13.23816         31,111
   1/1/2007 to 12/31/2007                $13.23816    $14.08787         26,282

Evergreen VA Growth Fund

   11/10/2003* to 12/31/2003             $ 1.32164    $ 1.34619              0
   1/1/2004 to 12/31/2004                $ 1.34619    $ 1.50638          1,923
   1/1/2005 to 12/31/2005                $ 1.50638    $ 1.57716          7,212
   1/1/2006 to 12/31/2006                $ 1.57716    $ 1.72118          7,210
   1/1/2007 to 12/31/2007                $ 1.72118    $ 1.87820              2

Evergreen VA International Equity Fund

   12/5/2003** to 12/31/2003             $ 9.98985    $10.44021          1,416
   1/1/2004 to 12/31/2004                $10.44021    $12.23173         15,494
   1/1/2005 to 12/31/2005                $12.23173    $13.94505         19,815
   1/1/2006 to 12/31/2006                $13.94505    $16.88024         20,357
   1/1/2007 to 12/31/2007                $16.88024    $19.07684         13,117

Evergreen VA Omega Fund

   11/10/2003* to 12/31/2003             $ 1.29646    $ 1.33214         95,238
   1/1/2004 to 12/31/2004                $ 1.33214    $ 1.40369        305,414
   1/1/2005 to 12/31/2005                $ 1.40369    $ 1.43256        306,854
   1/1/2006 to 12/31/2006                $ 1.43256    $ 1.49266        240,525
   1/1/2007 to 12/31/2007                $ 1.49266    $ 1.64226        237,013

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

       ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/CREDIT (1.75)


                                                              ACCUMULATION ACCUMULATION     NUMBER OF
                                                               UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                              AT BEGINNING    AT END    UNITS OUTSTANDING
                                                               OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                              ------------ ------------ -----------------
Evergreen VA Special Values Fund

   11/10/2003* to 12/31/2003                                   $ 1.17585    $ 1.24845             0
   1/1/2004 to 12/31/2004                                      $ 1.24845    $ 1.47705        53,368
   1/1/2005 to 12/31/2005                                      $ 1.47705    $ 1.60796        61,767
   1/1/2006 to 12/31/2006                                      $ 1.60796    $ 1.92092        58,401
   1/1/2007 to 12/31/2007                                      $ 1.92092    $ 1.74582        16,349

AST Advanced Strategies Portfolio

   3/20/2006* to 12/31/2006                                    $ 9.99857    $10.65363             0
   1/1/2007 to 12/31/2007                                      $10.65363    $11.46483             0

AST Aggressive Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                    $ 9.99857    $ 9.99667             0
   1/1/2006 to 12/31/2006                                      $ 9.99667    $11.36629        18,649
   1/1/2007 to 12/31/2007                                      $11.36629    $12.23758        28,790

AST Alger All-Cap Growth Portfolio

   3/14/2005* to 12/02/2005                                    $10.09309    $11.70396             0

AST Alliance Bernstein Core Value Portfolio

   3/14/2005* to 12/31/2005                                    $10.07941    $10.30367             0
   1/1/2006 to 12/31/2006                                      $10.30367    $12.28871             0
   1/1/2007 to 12/31/2007                                      $12.28871    $11.64547         3,047

AST Alliance Bernstein Growth & Income Portfolio

   3/14/2005* to 12/31/2005                                    $10.05453    $10.25829             0
   1/1/2006 to 12/31/2006                                      $10.25829    $11.82341         1,709
   1/1/2007 to 12/31/2007                                      $11.82341    $12.21478         3,949

AST Alliance Bernstein Growth + Value Portfolio

   3/14/2005* to 12/02/2005                                    $10.04980    $11.31658             0

AST Alliance Bernstein Managed Index 500 Portfolio

   3/14/2005* to 12/31/2005                                    $10.04959    $10.39288             0
   1/1/2006 to 12/31/2006                                      $10.39288    $11.50163             0
   1/1/2007 to 12/31/2007                                      $11.50163    $11.53811         3,534

AST American Century Income & Growth Portfolio

   3/14/2005* to 12/31/2005                                    $10.06629    $10.32542             0
   1/1/2006 to 12/31/2006                                      $10.32542    $11.85903             0
   1/1/2007 to 12/31/2007                                      $11.85903    $11.64153         2,474

AST American Century Strategic Allocation Portfolio formerly, AST American Century Strategic Balanced Portfolio

   3/14/2005* to 12/31/2005                                    $10.04174    $10.30827             0
   1/1/2006 to 12/31/2006                                      $10.30827    $11.11094             0
   1/1/2007 to 12/31/2007                                      $11.11094    $11.89274         2,633

AST Balanced Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                    $ 9.99857    $10.01664             0
   1/1/2006 to 12/31/2006                                      $10.01664    $11.00308        12,601
   1/1/2007 to 12/31/2007                                      $11.00308    $11.80857        12,917

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

       ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/CREDIT (1.75)


                                              ACCUMULATION ACCUMULATION     NUMBER OF
                                               UNIT VALUE   UNIT VALUE    ACCUMULATION
                                              AT BEGINNING    AT END    UNITS OUTSTANDING
                                               OF PERIOD    OF PERIOD   AT END OF PERIOD
                                              ------------ ------------ -----------------
AST Capital Growth Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                    $ 9.99857    $10.00666             0
   1/1/2006 to 12/31/2006                      $10.00666    $11.17973        30,102
   1/1/2007 to 12/31/2007                      $11.17973    $12.05540        88,141

AST Cohen & Steers Realty Portfolio

   3/14/2005* to 12/31/2005                    $10.14681    $12.00823             0
   1/1/2006 to 12/31/2006                      $12.00823    $16.13799           674
   1/1/2007 to 12/31/2007                      $16.13799    $12.69700         1,504

AST Conservative Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                    $ 9.99857    $10.02663             0
   1/1/2006 to 12/31/2006                      $10.02663    $10.89514        40,106
   1/1/2007 to 12/31/2007                      $10.89514    $11.67853        54,245

AST DeAm Large-Cap Value Portfolio

   3/14/2005* to 12/31/2005                    $10.08463    $10.70700             0
   1/1/2006 to 12/31/2006                      $10.70700    $12.80982             0
   1/1/2007 to 12/31/2007                      $12.80982    $12.73674             0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

       ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/CREDIT (1.75)


                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                      AT BEGINNING    AT END    UNITS OUTSTANDING
                                                       OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                      ------------ ------------ -----------------
AST Neuberger Berman Small-Cap Growth Portfolio
  formerly, AST DeAm Small-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                            $10.01104    $10.30402             0
   1/1/2006 to 12/31/2006                              $10.30402    $10.91273             0
   1/1/2007 to 12/31/2007                              $10.91273    $12.73106             0

AST DeAm Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                            $10.04541    $10.00979             0
   1/1/2006 to 12/31/2006                              $10.00979    $11.80116             0
   1/1/2007 to 12/31/2007                              $11.80116    $ 9.53648         1,246

AST Federated Aggressive Growth Portfolio

   3/14/2005* to 12/31/2005                            $ 9.99857    $10.95012             0
   1/1/2006 to 12/31/2006                              $10.95012    $12.15183             0
   1/1/2007 to 12/31/2007                              $12.15183    $13.28069         1,157

AST First Trust Capital Appreciation Target Portfolio

   3/20/2006* to 12/31/2006                            $ 9.99857    $10.47604        12,285
   1/1/2007 to 12/31/2007                              $10.47604    $11.47042        23,298

AST First Trust Balanced Target Portfolio

   3/20/2006* to 12/31/2006                            $ 9.99857    $10.57469             0
   1/1/2007 to 12/31/2007                              $10.57469    $11.28114             0

AST UBS Dynamic Alpha Portfolio
  formerly, AST Global Allocation Portfolio

   3/14/2005* to 12/31/2005                            $10.01513    $10.61520             0
   1/1/2006 to 12/31/2006                              $10.61520    $11.59544             0
   1/1/2007 to 12/31/2007                              $11.59544    $11.61626             0

AST Goldman Sachs Concentrated Growth Portfolio

   3/14/2005* to 12/31/2005                            $10.03274    $10.75090             0
   1/1/2006 to 12/31/2006                              $10.75090    $11.62213             0
   1/1/2007 to 12/31/2007                              $11.62213    $13.01938             0

AST High Yield Portfolio

   3/14/2005* to 12/31/2005                            $ 9.97652    $ 9.85089             0
   1/1/2006 to 12/31/2006                              $ 9.85089    $10.68405             0
   1/1/2007 to 12/31/2007                              $10.68405    $10.75989             0

AST Goldman Sachs Mid-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                            $ 9.99857    $10.57054             0
   1/1/2006 to 12/31/2006                              $10.57054    $11.04128             0
   1/1/2007 to 12/31/2007                              $11.04128    $12.94974         2,528

AST JPMorgan International Equity Portfolio

   3/14/2005* to 12/31/2005                            $ 9.91360    $10.64502             0
   1/1/2006 to 12/31/2006                              $10.64502    $12.84720         2,209
   1/1/2007 to 12/31/2007                              $12.84720    $13.81698         1,125

AST Large-Cap Value Portfolio

   3/14/2005* to 12/31/2005                            $10.07698    $10.54870             0
   1/1/2006 to 12/31/2006                              $10.54870    $12.28149             0
   1/1/2007 to 12/31/2007                              $12.28149    $11.70874         2,154

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

       ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/CREDIT (1.75)


                                              ACCUMULATION ACCUMULATION     NUMBER OF
                                               UNIT VALUE   UNIT VALUE    ACCUMULATION
                                              AT BEGINNING    AT END    UNITS OUTSTANDING
                                               OF PERIOD    OF PERIOD   AT END OF PERIOD
                                              ------------ ------------ -----------------
AST Lord Abbett Bond-Debenture Portfolio

   3/14/2005* to 12/31/2005                    $ 9.99857    $ 9.94204             0
   1/1/2006 to 12/31/2006                      $ 9.94204    $10.72896             0
   1/1/2007 to 12/31/2007                      $10.72896    $11.18525         4,355

AST Marsico Capital Growth Portfolio

   3/14/2005* to 12/31/2005                    $10.12596    $10.89480             0
   1/1/2006 to 12/31/2006                      $10.89480    $11.48278             0
   1/1/2007 to 12/31/2007                      $11.48278    $12.97301           589

AST MFS Global Equity Portfolio

   3/14/2005* to 12/31/2005                    $ 9.96597    $10.46963         2,074
   1/1/2006 to 12/31/2006                      $10.46963    $12.79078             0
   1/1/2007 to 12/31/2007                      $12.79078    $13.75137         4,542

AST MFS Growth Portfolio

   3/14/2005* to 12/31/2005                    $10.03665    $10.75107             0
   1/1/2006 to 12/31/2006                      $10.75107    $11.58767             0
   1/1/2007 to 12/31/2007                      $11.58767    $13.10790             0

AST Mid-Cap Value Portfolio

   3/14/2005* to 12/31/2005                    $10.06474    $10.34492             0
   1/1/2006 to 12/31/2006                      $10.34492    $11.61572             0
   1/1/2007 to 12/31/2007                      $11.61572    $11.72909             0

AST Neuberger Berman Mid-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                    $10.05547    $11.32716             0
   1/1/2006 to 12/31/2006                      $11.32716    $12.69768             0
   1/1/2007 to 12/31/2007                      $12.69768    $15.24881         3,588

AST Neuberger Berman Mid-Cap Value Portfolio

   3/14/2005* to 12/31/2005                    $10.02168    $10.87658             0
   1/1/2006 to 12/31/2006                      $10.87658    $11.83925           902
   1/1/2007 to 12/31/2007                      $11.83925    $12.00327         2,698

AST PIMCO Limited Maturity Bond Portfolio

   3/14/2005* to 12/31/2005                    $ 9.99857    $10.04905             0
   1/1/2006 to 12/31/2006                      $10.04905    $10.25413         4,481
   1/1/2007 to 12/31/2007                      $10.25413    $10.76200         4,481

AST Preservation Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                    $ 9.99857    $10.03662             0
   1/1/2006 to 12/31/2006                      $10.03662    $10.64975             0
   1/1/2007 to 12/31/2007                      $10.64975    $11.37820           943

AST Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                    $10.04838    $10.63867             0
   1/1/2006 to 12/31/2006                      $10.63867    $12.55205             0
   1/1/2007 to 12/31/2007                      $12.55205    $11.64327             0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

       ACCUMULATION UNIT VALUES: STEP-UP GMDB; CONTRACT W/CREDIT (1.75)


                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                      AT BEGINNING    AT END    UNITS OUTSTANDING
                                                       OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                      ------------ ------------ -----------------
AST T. Rowe Price Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                            $10.02839    $10.34748             0
   1/1/2006 to 12/31/2006                              $10.34748    $11.44053             0
   1/1/2007 to 12/31/2007                              $11.44053    $11.95361             0

AST T. Rowe Price Global Bond Portfolio

   3/14/2005* to 12/31/2005                            $ 9.94911    $ 9.44213             0
   1/1/2006 to 12/31/2006                              $ 9.44213    $ 9.86229             0
   1/1/2007 to 12/31/2007                              $ 9.86229    $10.62669         2,979

AST T. Rowe Price Natural Resources Portfolio

   3/14/2005* to 12/31/2005                            $10.00257    $11.72986             0
   1/1/2006 to 12/31/2006                              $11.72986    $13.35751             0
   1/1/2007 to 12/31/2007                              $13.35751    $18.44421         2,209

Gartmore NVIT Developing Markets Fund
  formerly, Gartmore GVIT Developing Markets Fund

   3/14/2005* to 12/31/2005                            $ 9.88074    $12.05243             0
   1/1/2006 to 12/31/2006                              $12.05243    $15.94128             0
   1/1/2007 to 12/31/2007                              $15.94128    $22.48208         2,268

Janus Aspen Large Cap Growth Portfolio-Service Shares

   11/10/2003* to 12/31/2003                           $ 1.19390    $ 1.24188        18,485
   1/1/2004 to 12/31/2004                              $ 1.24188    $ 1.27175        18,485
   1/1/2005 to 12/31/2005                              $ 1.27175    $ 1.30011        24,096
   1/1/2006 to 12/31/2006                              $ 1.30011    $ 1.42003        24,097
   1/1/2007 to 12/31/2007                              $ 1.42003    $ 1.60195         5,425

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                           $ 9.99857    $ 9.97857             0

--------
*  Denotes the start date of these sub-accounts

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

   ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/O
                                 CREDIT (2.00)


                                                ACCUMULATION ACCUMULATION     NUMBER OF
                                                 UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                AT BEGINNING    AT END    UNITS OUTSTANDING
                                                 OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                ------------ ------------ -----------------
Jennison Portfolio

   3/14/2005* to 12/31/2005                      $10.06177    $11.78772             0
   1/1/2006 to 12/31/2006                        $11.78772    $11.76376             0
   1/1/2007 to 12/31/2007                        $11.76376    $12.91558             0

Prudential Equity Portfolio

   3/14/2005* to 12/31/2005                      $10.04815    $11.07519             0
   1/1/2006 to 12/31/2006                        $11.07519    $12.22350             0
   1/1/2007 to 12/31/2007                        $12.22350    $13.09998             0

Prudential Global Portfolio

   3/14/2005* to 12/31/2005                      $ 9.98632    $11.31248             0
   1/1/2006 to 12/31/2006                        $11.31248    $13.27058             0
   1/1/2007 to 12/31/2007                        $13.27058    $14.37209             0

Prudential Money Market Portfolio

   3/14/2005* to 12/31/2005                      $10.00024    $10.08772             0
   1/1/2006 to 12/31/2006                        $10.08772    $10.36025             0
   1/1/2007 to 12/31/2007                        $10.36025    $10.66982             0

Prudential Stock Index Portfolio

   3/14/2005* to 12/31/2005                      $10.05629    $10.35788             0
   1/1/2006 to 12/31/2006                        $10.35788    $11.73400             0
   1/1/2007 to 12/31/2007                        $11.73400    $12.08914             0

Prudential Value Portfolio

   3/14/2005* to 12/31/2005                      $10.03765    $11.23352             0
   1/1/2006 to 12/31/2006                        $11.23352    $13.20981             0
   1/1/2007 to 12/31/2007                        $13.20981    $13.36238             0

SP Aggressive Growth Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                      $10.03204    $10.95894             0
   1/1/2006 to 12/31/2006                        $10.95894    $12.27809             0
   1/1/2007 to 12/31/2007                        $12.27809    $13.14330             0

SP AIM Aggressive Growth Portfolio

   3/14/2005* to 4/29/2005                       $10.06899    $ 9.48565             0

SP AIM Core Equity Portfolio

   3/14/2005* to 12/31/2005                      $10.02533    $10.21401             0
   1/1/2006 to 12/31/2006                        $10.21401    $11.62155             0
   1/1/2007 to 12/31/2007                        $11.62155    $12.28390             0

SP T. Rowe Price Large-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                      $10.03032    $12.10593             0
   1/1/2006 to 12/31/2006                        $12.10593    $12.57084             0
   1/1/2007 to 12/31/2007                        $12.57084    $13.33475             0

SP Balanced Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                      $10.01729    $10.65024        47,884
   1/1/2006 to 12/31/2006                        $10.65024    $11.55811        47,052
   1/1/2007 to 12/31/2007                        $11.55811    $12.38975        47,577

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

   ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/O
                                 CREDIT (2.00)


                                           ACCUMULATION ACCUMULATION     NUMBER OF
                                            UNIT VALUE   UNIT VALUE    ACCUMULATION
                                           AT BEGINNING    AT END    UNITS OUTSTANDING
                                            OF PERIOD    OF PERIOD   AT END OF PERIOD
                                           ------------ ------------ -----------------
SP Conservative Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                 $10.00734    $10.47908             0
   1/1/2006 to 12/31/2006                   $10.47908    $11.16484             0
   1/1/2007 to 12/31/2007                   $11.16484    $11.97229             0

SP Davis Value Portfolio

   3/14/2005* to 12/31/2005                 $10.02525    $10.60473             0
   1/1/2006 to 12/31/2006                   $10.60473    $11.95928             0
   1/1/2007 to 12/31/2007                   $11.95928    $12.26087             0

SP Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                 $10.05747    $10.48505             0
   1/1/2006 to 12/31/2006                   $10.48505    $11.78115             0
   1/1/2007 to 12/31/2007                   $11.78115    $11.13005             0

SP Growth Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                 $10.02917    $10.81701        16,918
   1/1/2006 to 12/31/2006                   $10.81701    $11.97192        16,724
   1/1/2007 to 12/31/2007                   $11.97192    $12.81910        15,685

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

   ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/O
                                 CREDIT (2.00)


                                                 ACCUMULATION ACCUMULATION     NUMBER OF
                                                  UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                 AT BEGINNING    AT END    UNITS OUTSTANDING
                                                  OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                 ------------ ------------ -----------------
SP Large Cap Value Portfolio

   3/14/2005* to 12/31/2005                       $10.07596    $10.45971           0
   1/1/2006 to 12/31/2006                         $10.45971    $12.14956           0
   1/1/2007 to 12/31/2007                         $12.14956    $11.57340           0

SP International Value Portfolio
  formerly, SP LSV International Value Portfolio

   3/14/2005* to 12/31/2005                       $ 9.91235    $10.64312           0
   1/1/2006 to 12/31/2006                         $10.64312    $13.47116           0
   1/1/2007 to 12/31/2007                         $13.47116    $15.59379           0

SP MFS Capital Opportunities Portfolio

   3/14/2005* to 4/29/2005                        $10.05618    $ 9.60596           0

SP Mid Cap Growth Portfolio

   3/14/2005* to 12/31/2005                       $10.02845    $10.67070           0
   1/1/2006 to 12/31/2006                         $10.67070    $10.25869           0
   1/1/2007 to 12/31/2007                         $10.25869    $11.68652           0

SP PIMCO High Yield Portfolio

   3/14/2005* to 12/31/2005                       $ 9.98911    $10.11520           0
   1/1/2006 to 12/31/2006                         $10.11520    $10.86034           0
   1/1/2007 to 12/31/2007                         $10.86034    $11.05070           0

SP PIMCO Total Return Portfolio

   3/14/2005* to 12/31/2005                       $ 9.99837    $10.14640           0
   1/1/2006 to 12/31/2006                         $10.14640    $10.31390           0
   1/1/2007 to 12/31/2007                         $10.31390    $11.06532           0

SP Prudential U.S. Emerging Growth Portfolio

   3/14/2005* to 12/31/2005                       $10.03597    $11.72183           0
   1/1/2006 to 12/31/2006                         $11.72183    $12.59428           0
   1/1/2007 to 12/31/2007                         $12.59428    $14.42204           0

SP Small Cap Growth Portfolio

   3/14/2005* to 12/31/2005                       $10.03058    $10.49152           0
   1/1/2006 to 12/31/2006                         $10.49152    $11.56036           0
   1/1/2007 to 12/31/2007                         $11.56036    $12.05409           0

SP Strategic Partners Focused Growth Portfolio

   3/14/2005* to 12/31/2005                       $10.07379    $11.96474           0
   1/1/2006 to 12/31/2006                         $11.96474    $11.65317           0
   1/1/2007 to 12/31/2007                         $11.65317    $13.16463           0

SP Technology Portfolio

   3/14/2005* to 4/29/2005                        $10.04332    $ 9.59243           0

SP International Growth Portfolio

   3/14/2005* to 12/31/2005                       $ 9.92653    $11.27341           0
   1/1/2006 to 12/31/2006                         $11.27341    $13.37927           0
   1/1/2007 to 12/31/2007                         $13.37927    $15.67909           0

Evergreen Growth And Income Fund

   3/14/2005* to 4/15/2005                               --           --          --

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

   ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/O
                                 CREDIT (2.00)


                                                 ACCUMULATION ACCUMULATION     NUMBER OF
                                                  UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                 AT BEGINNING    AT END    UNITS OUTSTANDING
                                                  OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                 ------------ ------------ -----------------
Evergreen VA Balanced Fund

   3/14/2005* to 12/31/2005                              --           --            --
   1/1/2006 to 12/31/2006                                --           --            --
   1/1/2007 to 12/31/2007                                --           --            --

Evergreen VA Fundamental Large Cap Fund

   3/14/2005* to 12/31/2005                              --           --            --
   1/1/2006 to 12/31/2006                                --           --            --
   1/1/2007 to 12/31/2007                                --           --            --

Evergreen VA Growth Fund

   3/14/2005* to 12/31/2005                              --           --            --
   1/1/2006 to 12/31/2006                                --           --            --
   1/1/2007 to 12/31/2007                                --           --            --

Evergreen VA International Equity Fund

   3/14/2005* to 12/31/2005                              --           --            --
   1/1/2006 to 12/31/2006                                --           --            --
   1/1/2007 to 12/31/2007                                --           --            --

Evergreen VA Omega Fund

   3/14/2005* to 12/31/2005                              --           --            --
   1/1/2006 to 12/31/2006                                --           --            --
   1/1/2007 to 12/31/2007                                --           --            --

Evergreen VA Special Values Fund

   3/14/2005* to 12/31/2005                              --           --            --
   1/1/2006 to 12/31/2006                                --           --            --
   1/1/2007 to 12/31/2007                                --           --            --

AST Advanced Strategies Portfolio

   3/20/2006* to 12/31/2006                       $ 9.99837    $10.63315           988
   1/1/2007 to 12/31/2007                         $10.63315    $11.41460        16,538

AST Aggressive Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                       $ 9.99837    $ 9.99478             0
   1/1/2006 to 12/31/2006                         $ 9.99478    $11.33625             0
   1/1/2007 to 12/31/2007                         $11.33625    $12.17518             0

AST Alger All-Cap Growth Portfolio

   3/14/2005* to 12/02/2005                       $10.09289    $11.68298             0

AST Alliance Bernstein Core Value Portfolio

   3/14/2005* to 12/31/2005                       $10.07921    $10.28329             0
   1/1/2006 to 12/31/2006                         $10.28329    $12.23446             0
   1/1/2007 to 12/31/2007                         $12.23446    $11.56559             0

AST Alliance Bernstein Growth & Income Portfolio

   3/14/2005* to 12/31/2005                       $10.05432    $10.23808             0
   1/1/2006 to 12/31/2006                         $10.23808    $11.77136             0
   1/1/2007 to 12/31/2007                         $11.77136    $12.13101             0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

   ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/O
                                 CREDIT (2.00)


                                                              ACCUMULATION ACCUMULATION     NUMBER OF
                                                               UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                              AT BEGINNING    AT END    UNITS OUTSTANDING
                                                               OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                              ------------ ------------ -----------------
AST Alliance Bernstein Growth + Value Portfolio

   3/14/2005* to 12/02/2005                                    $10.04960    $11.29641              0

AST Alliance Bernstein Managed Index 500 Portfolio

   3/14/2005* to 12/31/2005                                    $10.04939    $10.37238              0
   1/1/2006 to 12/31/2006                                      $10.37238    $11.45078              0
   1/1/2007 to 12/31/2007                                      $11.45078    $11.45877              0

AST American Century Income & Growth Portfolio

   3/14/2005* to 12/31/2005                                    $10.06609    $10.30508              0
   1/1/2006 to 12/31/2006                                      $10.30508    $11.80673              0
   1/1/2007 to 12/31/2007                                      $11.80673    $11.56160              0

AST American Century Strategic Allocation Portfolio formerly, AST American Century Strategic Balanced Portfolio

   3/14/2005* to 12/31/2005                                    $10.04154    $10.28803              0
   1/1/2006 to 12/31/2006                                      $10.28803    $11.06202              0
   1/1/2007 to 12/31/2007                                      $11.06202    $11.81124              0

AST Balanced Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                    $ 9.99837    $10.01475            999
   1/1/2006 to 12/31/2006                                      $10.01475    $10.97421        145,431
   1/1/2007 to 12/31/2007                                      $10.97421    $11.74849        337,408

AST Capital Growth Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                    $ 9.99837    $10.00476              0
   1/1/2006 to 12/31/2006                                      $10.00476    $11.15035        128,777
   1/1/2007 to 12/31/2007                                      $11.15035    $11.99410        115,410

AST Cohen & Steers Realty Portfolio

   3/14/2005* to 12/31/2005                                    $10.14661    $11.98449              0
   1/1/2006 to 12/31/2006                                      $11.98449    $16.06675              0
   1/1/2007 to 12/31/2007                                      $16.06675    $12.60975              0

AST Conservative Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                    $ 9.99837    $10.02475         12,820
   1/1/2006 to 12/31/2006                                      $10.02475    $10.86648         43,012
   1/1/2007 to 12/31/2007                                      $10.86648    $11.61914         49,522

AST DeAm Large-Cap Value Portfolio

   3/14/2005* to 12/31/2005                                    $10.08443    $10.68583              0
   1/1/2006 to 12/31/2006                                      $10.68583    $12.75305              0
   1/1/2007 to 12/31/2007                                      $12.75305    $12.64902              0

AST Neuberger Berman Small-Cap Growth Portfolio formerly, AST DeAm Small-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                                    $10.01084    $10.28365              0
   1/1/2006 to 12/31/2006                                      $10.28365    $10.86446              0
   1/1/2007 to 12/31/2007                                      $10.86446    $12.64347              0

AST DeAm Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                                    $10.04521    $ 9.98999              0
   1/1/2006 to 12/31/2006                                      $ 9.98999    $11.74897              0
   1/1/2007 to 12/31/2007                                      $11.74897    $ 9.47088              0

AST Federated Aggressive Growth Portfolio

   3/14/2005* to 12/31/2005                                    $ 9.99837    $10.92849              0
   1/1/2006 to 12/31/2006                                      $10.92849    $12.09814              0
   1/1/2007 to 12/31/2007                                      $12.09814    $13.18937              0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

   ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/O
                                 CREDIT (2.00)


                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                      AT BEGINNING    AT END    UNITS OUTSTANDING
                                                       OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                      ------------ ------------ -----------------
AST First Trust Capital Appreciation Target Portfolio

   3/20/2006* to 12/31/2006                            $ 9.99837    $10.45581           487
   1/1/2007 to 12/31/2007                              $10.45581    $11.42010         7,282

AST First Trust Balanced Target Portfolio

   3/20/2006* to 12/31/2006                            $ 9.99837    $10.55436           518
   1/1/2007 to 12/31/2007                              $10.55436    $11.23166         4,861

AST UBS Dynamic Alpha Portfolio
  formerly, AST Global Allocation Portfolio

   3/14/2005* to 12/31/2005                            $10.01493    $10.59416             0
   1/1/2006 to 12/31/2006                              $10.59416    $11.54409             0
   1/1/2007 to 12/31/2007                              $11.54409    $11.53629           243

AST Goldman Sachs Concentrated Growth Portfolio

   3/14/2005* to 12/31/2005                            $10.03254    $10.72971             0
   1/1/2006 to 12/31/2006                              $10.72971    $11.57079             0
   1/1/2007 to 12/31/2007                              $11.57079    $12.92987             0

AST High Yield Portfolio

   3/14/2005* to 12/31/2005                            $ 9.97632    $ 9.83138             0
   1/1/2006 to 12/31/2006                              $ 9.83138    $10.63693             0
   1/1/2007 to 12/31/2007                              $10.63693    $10.68590             0

AST Goldman Sachs Mid-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                            $ 9.99837    $10.54976             0
   1/1/2006 to 12/31/2006                              $10.54976    $10.99262             0
   1/1/2007 to 12/31/2007                              $10.99262    $12.86093             0

AST JPMorgan International Equity Portfolio

   3/14/2005* to 12/31/2005                            $ 9.91340    $10.62393             0
   1/1/2006 to 12/31/2006                              $10.62393    $12.79052             0
   1/1/2007 to 12/31/2007                              $12.79052    $13.72201             0

AST Large-Cap Value Portfolio

   3/14/2005* to 12/31/2005                            $10.07678    $10.52787             0
   1/1/2006 to 12/31/2006                              $10.52787    $12.22726             0
   1/1/2007 to 12/31/2007                              $12.22726    $11.62816             0

AST Lord Abbett Bond-Debenture Portfolio

   3/14/2005* to 12/31/2005                            $ 9.99837    $ 9.92247             0
   1/1/2006 to 12/31/2006                              $ 9.92247    $10.68176             0
   1/1/2007 to 12/31/2007                              $10.68176    $11.10865             0

AST Marsico Capital Growth Portfolio

   3/14/2005* to 12/31/2005                            $10.12576    $10.87333             0
   1/1/2006 to 12/31/2006                              $10.87333    $11.43214             0
   1/1/2007 to 12/31/2007                              $11.43214    $12.88395             0

AST MFS Global Equity Portfolio

   3/14/2005* to 12/31/2005                            $ 9.96577    $10.44900             0
   1/1/2006 to 12/31/2006                              $10.44900    $12.73424             0
   1/1/2007 to 12/31/2007                              $12.73424    $13.65679             0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

   ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/O
                                 CREDIT (2.00)


                                 ACCUMULATION ACCUMULATION     NUMBER OF
                                  UNIT VALUE   UNIT VALUE    ACCUMULATION
                                 AT BEGINNING    AT END    UNITS OUTSTANDING
                                  OF PERIOD    OF PERIOD   AT END OF PERIOD
                                 ------------ ------------ -----------------
    AST MFS Growth Portfolio

       3/14/2005* to 12/31/2005   $10.03644    $10.72987           0
       1/1/2006 to 12/31/2006     $10.72987    $11.53646           0
       1/1/2007 to 12/31/2007     $11.53646    $13.01784           0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

   ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/O
                                 CREDIT (2.00)


                                                       ACCUMULATION ACCUMULATION     NUMBER OF
                                                        UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                       AT BEGINNING    AT END    UNITS OUTSTANDING
                                                        OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                       ------------ ------------ -----------------
AST Mid-Cap Value Portfolio

   3/14/2005* to 12/31/2005                             $10.06454    $10.32446             0
   1/1/2006 to 12/31/2006                               $10.32446    $11.56440             0
   1/1/2007 to 12/31/2007                               $11.56440    $11.64848             0

AST Neuberger Berman Mid-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                             $10.05527    $11.30484             0
   1/1/2006 to 12/31/2006                               $11.30484    $12.64173             0
   1/1/2007 to 12/31/2007                               $12.64173    $15.14430             0

AST Neuberger Berman Mid-Cap Value Portfolio

   3/14/2005* to 12/31/2005                             $10.02148    $10.85515             0
   1/1/2006 to 12/31/2006                               $10.85515    $11.78698             0
   1/1/2007 to 12/31/2007                               $11.78698    $11.92093             0

AST PIMCO Limited Maturity Bond Portfolio

   3/14/2005* to 12/31/2005                             $ 9.99837    $10.02962             0
   1/1/2006 to 12/31/2006                               $10.02962    $10.20929             0
   1/1/2007 to 12/31/2007                               $10.20929    $10.68853             0

AST Preservation Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                             $ 9.99837    $10.03474             0
   1/1/2006 to 12/31/2006                               $10.03474    $10.62171        10,571
   1/1/2007 to 12/31/2007                               $10.62171    $11.32027        23,473

AST Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                             $10.04818    $10.61759             0
   1/1/2006 to 12/31/2006                               $10.61759    $12.49653             0
   1/1/2007 to 12/31/2007                               $12.49653    $11.56307             0

AST T. Rowe Price Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                             $10.02819    $10.32700             0
   1/1/2006 to 12/31/2006                               $10.32700    $11.38999             0
   1/1/2007 to 12/31/2007                               $11.38999    $11.87148        23,402

AST T. Rowe Price Global Bond Portfolio

   3/14/2005* to 12/31/2005                             $ 9.94891    $ 9.42345             0
   1/1/2006 to 12/31/2006                               $ 9.42345    $ 9.81863             0
   1/1/2007 to 12/31/2007                               $ 9.81863    $10.55353             0

AST T. Rowe Price Natural Resources Portfolio

   3/14/2005* to 12/31/2005                             $10.00237    $11.70665             0
   1/1/2006 to 12/31/2006                               $11.70665    $13.29851             0
   1/1/2007 to 12/31/2007                               $13.29851    $18.31759             0

Gartmore NVIT Developing Markets Fund
  formerly, Gartmore GVIT Developing Markets Fund

   3/14/2005* to 12/31/2005                             $ 9.88054    $12.02867             0
   1/1/2006 to 12/31/2006                               $12.02867    $15.87099             0
   1/1/2007 to 12/31/2007                               $15.87099    $22.32787             0

Janus Aspen Large Cap Growth Portfolio--Service Shares

   3/14/2005* to 12/31/2005                             $10.04431    $10.36746             0
   1/1/2006 to 12/31/2006                               $10.36746    $11.29630             0
   1/1/2007 to 12/31/2007                               $11.29630    $12.71215             0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                            $ 9.99837    $ 9.97564             0

--------
*  Denotes the start date of these sub-accounts

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/CREDIT
                                    (2.10)


                                                ACCUMULATION ACCUMULATION     NUMBER OF
                                                 UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                AT BEGINNING    AT END    UNITS OUTSTANDING
                                                 OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                ------------ ------------ -----------------
Jennison Portfolio

   3/14/2005* to 12/31/2005                      $10.06169    $11.77848              0
   1/1/2006 to 12/31/2006                        $11.77848    $11.74310              0
   1/1/2007 to 12/31/2007                        $11.74310    $12.88032              0

Prudential Equity Portfolio

   3/14/2005* to 12/31/2005                      $10.04807    $11.06630              0
   1/1/2006 to 12/31/2006                        $11.06630    $12.20172              0
   1/1/2007 to 12/31/2007                        $12.20172    $13.06360              0

Prudential Global Portfolio

   3/14/2005* to 12/31/2005                      $ 9.98624    $11.30360              0
   1/1/2006 to 12/31/2006                        $11.30360    $13.24717              0
   1/1/2007 to 12/31/2007                        $13.24717    $14.33271              0

Prudential Money Market Portfolio

   3/14/2005* to 12/31/2005                      $10.00016    $10.07977              0
   1/1/2006 to 12/31/2006                        $10.07977    $10.34198              0
   1/1/2007 to 12/31/2007                        $10.34198    $10.64049              0

Prudential Stock Index Portfolio

   3/14/2005* to 12/31/2005                      $10.05621    $10.34960              0
   1/1/2006 to 12/31/2006                        $10.34960    $11.71314              0
   1/1/2007 to 12/31/2007                        $11.71314    $12.05572              0

Prudential Value Portfolio

   3/14/2005* to 12/31/2005                      $10.03757    $11.22469              0
   1/1/2006 to 12/31/2006                        $11.22469    $13.18650              0
   1/1/2007 to 12/31/2007                        $13.18650    $13.32560              0

SP Aggressive Growth Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                      $10.03196    $10.95023              0
   1/1/2006 to 12/31/2006                        $10.95023    $12.25646              0
   1/1/2007 to 12/31/2007                        $12.25646    $13.10730              0

SP AIM Aggressive Growth Portfolio

   3/14/2005* to 4/29/2005                       $10.06891    $ 9.48442              0

SP AIM Core Equity Portfolio

   3/14/2005* to 12/31/2005                      $10.02525    $10.20591              0
   1/1/2006 to 12/31/2006                        $10.20591    $11.60101              0
   1/1/2007 to 12/31/2007                        $11.60101    $12.25016              0

SP T. Rowe Price Large-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                      $10.03024    $12.09646              0
   1/1/2006 to 12/31/2006                        $12.09646    $12.54878              0
   1/1/2007 to 12/31/2007                        $12.54878    $13.29826              0

SP Balanced Asset Allocation Portfolio
   3/14/2005* to 12/31/2005                      $10.01721    $10.64178        532,449
   1/1/2006 to 12/31/2006                        $10.64178    $11.53767        623,232
   1/1/2007 to 12/31/2007                        $11.53767    $12.35558        595,813

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/CREDIT
                                    (2.10)


                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE    ACCUMULATION
                                             AT BEGINNING    AT END    UNITS OUTSTANDING
                                              OF PERIOD    OF PERIOD   AT END OF PERIOD
                                             ------------ ------------ -----------------
SP Conservative Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                   $10.00726    $10.47083        100,490
   1/1/2006 to 12/31/2006                     $10.47083    $11.14515        109,100
   1/1/2007 to 12/31/2007                     $11.14515    $11.93943        103,262

SP Davis Value Portfolio

   3/14/2005* to 12/31/2005                   $10.02517    $10.59636              0
   1/1/2006 to 12/31/2006                     $10.59636    $11.93825              0
   1/1/2007 to 12/31/2007                     $11.93825    $12.22724              0

SP Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                   $10.05739    $10.47679              0
   1/1/2006 to 12/31/2006                     $10.47679    $11.76027              0
   1/1/2007 to 12/31/2007                     $11.76027    $11.09943              0

SP Growth Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                   $10.02909    $10.80856        712,322
   1/1/2006 to 12/31/2006                     $10.80856    $11.95095        763,995
   1/1/2007 to 12/31/2007                     $11.95095    $12.78404        572,592

SP Large Cap Value Portfolio

   3/14/2005* to 12/31/2005                   $10.07588    $10.45142              0
   1/1/2006 to 12/31/2006                     $10.45142    $12.12809              0
   1/1/2007 to 12/31/2007                     $12.12809    $11.54158              0

SP International Value Portfolio

   3/14/2005* to 12/31/2005                   $ 9.91227    $10.63478              0
   1/1/2006 to 12/31/2006                     $10.63478    $13.44746              0
   1/1/2007 to 12/31/2007                     $13.44746    $15.55111              0

SP MFS Capital Opportunities Portfolio

   3/14/2005* to 4/29/2005                    $10.05610    $ 9.60473              0

SP Mid Cap Growth Portfolio

   3/14/2005* to 12/31/2005                   $10.02837    $10.66235              0
   1/1/2006 to 12/31/2006                     $10.66235    $10.24070              0
   1/1/2007 to 12/31/2007                     $10.24070    $11.65463              0

SP PIMCO High Yield Portfolio

   3/14/2005* to 12/31/2005                   $ 9.98903    $10.10720              0
   1/1/2006 to 12/31/2006                     $10.10720    $10.84110              0
   1/1/2007 to 12/31/2007                     $10.84110    $11.02023              0

SP PIMCO Total Return Portfolio

   3/14/2005* to 12/31/2005                   $ 9.99829    $10.13831              0
   1/1/2006 to 12/31/2006                     $10.13831    $10.29556              0
   1/1/2007 to 12/31/2007                     $10.29556    $11.03483              0

SP Prudential U.S. Emerging Growth Portfolio

   3/14/2005* to 12/31/2005                   $10.03589    $11.71262              0
   1/1/2006 to 12/31/2006                     $11.71262    $12.57208              0
   1/1/2007 to 12/31/2007                     $12.57208    $14.38246              0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/CREDIT
                                    (2.10)


                                               ACCUMULATION ACCUMULATION     NUMBER OF
                                                UNIT VALUE   UNIT VALUE    ACCUMULATION
                                               AT BEGINNING    AT END    UNITS OUTSTANDING
                                                OF PERIOD    OF PERIOD   AT END OF PERIOD
                                               ------------ ------------ -----------------
SP Small Cap Growth Portfolio

   3/14/2005* to 12/31/2005                     $10.03050    $10.48333           0
   1/1/2006 to 12/31/2006                       $10.48333    $11.54014           0
   1/1/2007 to 12/31/2007                       $11.54014    $12.02119           0

SP Strategic Partners Focused Growth Portfolio

   3/14/2005* to 12/31/2005                     $10.07371    $11.95534           0
   1/1/2006 to 12/31/2006                       $11.95534    $11.63275           0
   1/1/2007 to 12/31/2007                       $11.63275    $13.12855           0

SP Technology Portfolio

   3/14/2005* to 4/29/2005                      $10.04324    $ 9.59118           0

SP International Growth Portfolio

   3/14/2005* to 12/31/2005                     $ 9.92645    $11.26453           0
   1/1/2006 to 12/31/2006                       $11.26453    $13.35573           0
   1/1/2007 to 12/31/2007                       $13.35573    $15.63607           0

Evergreen Growth And Income Fund

   3/14/2005* to 4/15/2005                      $10.04484    $ 9.43568           0

Evergreen VA Balanced Fund

   3/14/2005* to 12/31/2005                     $10.02764    $10.43776           0
   1/1/2006 to 12/31/2006                       $10.43776    $11.23051           0
   1/1/2007 to 12/31/2007                       $11.23051    $11.73331           0

Evergreen VA Fundamental Large Cap Fund

   3/14/2005* to 12/31/2005                     $10.03996    $10.56710           0
   1/1/2006 to 12/31/2006                       $10.56710    $11.66197           0
   1/1/2007 to 12/31/2007                       $11.66197    $12.36770           0

Evergreen VA Growth Fund

   3/14/2005* to 12/31/2005                     $10.02790    $10.70035           0
   1/1/2006 to 12/31/2006                       $10.70035    $11.63746           0
   1/1/2007 to 12/31/2007                       $11.63746    $12.65566           0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/CREDIT
                                    (2.10)


                                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                                    UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                   AT BEGINNING    AT END    UNITS OUTSTANDING
                                                    OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                   ------------ ------------ -----------------
Evergreen VA International Equity Fund

   3/14/2005* to 12/31/2005                         $ 9.89928    $10.96404              0
   1/1/2006 to 12/31/2006                           $10.96404    $13.22646              0
   1/1/2007 to 12/31/2007                           $13.22646    $14.89605              0

Evergreen VA Omega Fund

   3/14/2005* to 12/31/2005                         $10.01747    $10.57820              0
   1/1/2006 to 12/31/2006                           $10.57820    $10.98451              0
   1/1/2007 to 12/31/2007                           $10.98451    $12.04407              0

Evergreen VA Special Values Fund

   3/14/2005* to 12/31/2005                         $10.04628    $10.65735              0
   1/1/2006 to 12/31/2006                           $10.65735    $12.68813              0
   1/1/2007 to 12/31/2007                           $12.68813    $11.49154              0

AST Advanced Strategies Portfolio

   3/20/2006* to 12/31/2006                         $ 9.99829    $10.62496         89,865
   1/1/2007 to 12/31/2007                           $10.62496    $11.39463        150,608

AST Aggressive Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                         $ 9.99829    $ 9.99403              0
   1/1/2006 to 12/31/2006                           $ 9.99403    $11.32444              0
   1/1/2007 to 12/31/2007                           $11.32444    $12.15039              0

AST Alger All-Cap Growth Portfolio

   3/14/2005* to 12/02/2005                         $10.09281    $11.67471              0

AST Alliance Bernstein Core Value Portfolio

   3/14/2005* to 12/31/2005                         $10.07913    $10.27514              0
   1/1/2006 to 12/31/2006                           $10.27514    $12.21281              0
   1/1/2007 to 12/31/2007                           $12.21281    $11.53367              0

AST Alliance Bernstein Growth & Income Portfolio

   3/14/2005* to 12/31/2005                         $10.05424    $10.23004              0
   1/1/2006 to 12/31/2006                           $10.23004    $11.75065              0
   1/1/2007 to 12/31/2007                           $11.75065    $12.09783              0

AST Alliance Bernstein Growth + Value Portfolio

   3/14/2005* to 12/02/2005                         $10.04952    $11.28823              0

AST Alliance Bernstein Managed Index 500 Portfolio

   3/14/2005* to 12/31/2005                         $10.04931    $10.36410              0
   1/1/2006 to 12/31/2006                           $10.36410    $11.43057              0
   1/1/2007 to 12/31/2007                           $11.43057    $11.42738              0

AST American Century Income & Growth Portfolio

   3/14/2005* to 12/31/2005                         $10.06601    $10.29700              0
   1/1/2006 to 12/31/2006                           $10.29700    $11.78602              0
   1/1/2007 to 12/31/2007                           $11.78602    $11.53005              0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/CREDIT
                                    (2.10)


                                                              ACCUMULATION ACCUMULATION     NUMBER OF
                                                               UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                              AT BEGINNING    AT END    UNITS OUTSTANDING
                                                               OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                              ------------ ------------ -----------------
AST American Century Strategic Allocation Portfolio
  formerly, AST American Century Strategic Balanced Portfolio

   3/14/2005* to 12/31/2005                                    $10.04146    $10.27989               0
   1/1/2006 to 12/31/2006                                      $10.27989    $11.04245               0
   1/1/2007 to 12/31/2007                                      $11.04245    $11.77871           3,266

AST Balanced Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                    $ 9.99829    $10.01400          86,630
   1/1/2006 to 12/31/2006                                      $10.01400    $10.96256       1,587,635
   1/1/2007 to 12/31/2007                                      $10.96256    $11.72459       1,930,150

AST Capital Growth Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                    $ 9.99829    $10.00402          16,177
   1/1/2006 to 12/31/2006                                      $10.00402    $11.13864       1,215,170
   1/1/2007 to 12/31/2007                                      $11.13864    $11.96972       1,644,246

AST Cohen & Steers Realty Portfolio

   3/14/2005* to 12/31/2005                                    $10.14653    $11.97504               0
   1/1/2006 to 12/31/2006                                      $11.97504    $16.03849               0
   1/1/2007 to 12/31/2007                                      $16.03849    $12.57515               0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/CREDIT
                                    (2.10)


                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                      AT BEGINNING    AT END    UNITS OUTSTANDING
                                                       OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                      ------------ ------------ -----------------
AST Conservative Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                            $ 9.99829    $10.02399         26,140
   1/1/2006 to 12/31/2006                              $10.02399    $10.85494        563,371
   1/1/2007 to 12/31/2007                              $10.85494    $11.59528        819,648

AST DeAm Large-Cap Value Portfolio

   3/14/2005* to 12/31/2005                            $10.08435    $10.67741              0
   1/1/2006 to 12/31/2006                              $10.67741    $12.73070              0
   1/1/2007 to 12/31/2007                              $12.73070    $12.61442              0

AST Neuberger Berman Small-Cap Growth Portfolio formerly, AST DeAm Small-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                            $10.01076    $10.27555              0
   1/1/2006 to 12/31/2006                              $10.27555    $10.84539              0
   1/1/2007 to 12/31/2007                              $10.84539    $12.60892              0

AST DeAm Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                            $10.04513    $ 9.98209              0
   1/1/2006 to 12/31/2006                              $ 9.98209    $11.72822              0
   1/1/2007 to 12/31/2007                              $11.72822    $ 9.44487              0

AST Federated Aggressive Growth Portfolio

   3/14/2005* to 12/31/2005                            $ 9.99829    $10.92003              0
   1/1/2006 to 12/31/2006                              $10.92003    $12.07703              0
   1/1/2007 to 12/31/2007                              $12.07703    $13.15347              0

AST First Trust Capital Appreciation Target Portfolio

   3/20/2006* to 12/31/2006                            $ 9.99829    $10.44781         45,180
   1/1/2007 to 12/31/2007                              $10.44781    $11.40006        259,165

AST First Trust Balanced Target Portfolio

   3/20/2006* to 12/31/2006                            $ 9.99829    $10.54620         86,221
   1/1/2007 to 12/31/2007                              $10.54620    $11.21183        142,734

AST UBS Dynamic Alpha Portfolio
  formerly, AST Global Allocation Portfolio

   3/14/2005* to 12/31/2005                            $10.01485    $10.58587              0
   1/1/2006 to 12/31/2006                              $10.58587    $11.52382              0
   1/1/2007 to 12/31/2007                              $11.52382    $11.50472         54,457

AST Goldman Sachs Concentrated Growth Portfolio

   3/14/2005* to 12/31/2005                            $10.03245    $10.72123              0
   1/1/2006 to 12/31/2006                              $10.72123    $11.55044              0
   1/1/2007 to 12/31/2007                              $11.55044    $12.89443              0

AST High Yield Portfolio

   3/14/2005* to 12/31/2005                            $ 9.97624    $ 9.82358              0
   1/1/2006 to 12/31/2006                              $ 9.82358    $10.61807              0
   1/1/2007 to 12/31/2007                              $10.61807    $10.65661              0

AST Goldman Sachs Mid-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                            $ 9.99829    $10.54142              0
   1/1/2006 to 12/31/2006                              $10.54142    $10.97316              0
   1/1/2007 to 12/31/2007                              $10.97316    $12.82556              0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/CREDIT
                                    (2.10)


                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                             UNIT VALUE   UNIT VALUE    ACCUMULATION
                                            AT BEGINNING    AT END    UNITS OUTSTANDING
                                             OF PERIOD    OF PERIOD   AT END OF PERIOD
                                            ------------ ------------ -----------------
AST JPMorgan International Equity Portfolio

   3/14/2005* to 12/31/2005                  $ 9.91332    $10.61555           0
   1/1/2006 to 12/31/2006                    $10.61555    $12.76794           0
   1/1/2007 to 12/31/2007                    $12.76794    $13.68437           0

AST Large-Cap Value Portfolio

   3/14/2005* to 12/31/2005                  $10.07670    $10.51960           0
   1/1/2006 to 12/31/2006                    $10.51960    $12.20570           0
   1/1/2007 to 12/31/2007                    $12.20570    $11.59635           0

AST Lord Abbett Bond-Debenture Portfolio

   3/14/2005* to 12/31/2005                  $ 9.99829    $ 9.91460           0
   1/1/2006 to 12/31/2006                    $ 9.91460    $10.66276           0
   1/1/2007 to 12/31/2007                    $10.66276    $11.07795           0

AST Marsico Capital Growth Portfolio

   3/14/2005* to 12/31/2005                  $10.12568    $10.86478           0
   1/1/2006 to 12/31/2006                    $10.86478    $11.41196           0
   1/1/2007 to 12/31/2007                    $11.41196    $12.84853           0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/CREDIT
                                    (2.10)


                                              ACCUMULATION ACCUMULATION     NUMBER OF
                                               UNIT VALUE   UNIT VALUE    ACCUMULATION
                                              AT BEGINNING    AT END    UNITS OUTSTANDING
                                               OF PERIOD    OF PERIOD   AT END OF PERIOD
                                              ------------ ------------ -----------------
AST MFS Global Equity Portfolio

   3/14/2005* to 12/31/2005                    $ 9.96569    $10.44078              0
   1/1/2006 to 12/31/2006                      $10.44078    $12.71184              0
   1/1/2007 to 12/31/2007                      $12.71184    $13.61948              0

AST MFS Growth Portfolio

   3/14/2005* to 12/31/2005                    $10.03636    $10.72141              0
   1/1/2006 to 12/31/2006                      $10.72141    $11.51619              0
   1/1/2007 to 12/31/2007                      $11.51619    $12.98213              0

AST Mid-Cap Value Portfolio

   3/14/2005* to 12/31/2005                    $10.06446    $10.31638              0
   1/1/2006 to 12/31/2006                      $10.31638    $11.54398              0
   1/1/2007 to 12/31/2007                      $11.54398    $11.61648              0

AST Neuberger Berman Mid-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                    $10.05519    $11.29605              0
   1/1/2006 to 12/31/2006                      $11.29605    $12.61948              0
   1/1/2007 to 12/31/2007                      $12.61948    $15.10271              0

AST Neuberger Berman Mid-Cap Value Portfolio

   3/14/2005* to 12/31/2005                    $10.02140    $10.84658              0
   1/1/2006 to 12/31/2006                      $10.84658    $11.76632              0
   1/1/2007 to 12/31/2007                      $11.76632    $11.88823              0

AST PIMCO Limited Maturity Bond Portfolio

   3/14/2005* to 12/31/2005                    $ 9.99829    $10.02151              0
   1/1/2006 to 12/31/2006                      $10.02151    $10.19107              0
   1/1/2007 to 12/31/2007                      $10.19107    $10.65907              0

AST Preservation Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                    $ 9.99829    $10.03401              0
   1/1/2006 to 12/31/2006                      $10.03401    $10.61053        210,114
   1/1/2007 to 12/31/2007                      $10.61053    $11.29724        272,323

AST Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                    $10.04810    $10.60928              0
   1/1/2006 to 12/31/2006                      $10.60928    $12.47456              0
   1/1/2007 to 12/31/2007                      $12.47456    $11.53147              0

AST T. Rowe Price Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                    $10.02811    $10.31884              0
   1/1/2006 to 12/31/2006                      $10.31884    $11.36989              0
   1/1/2007 to 12/31/2007                      $11.36989    $11.83890         50,137

AST T. Rowe Price Global Bond Portfolio

   3/14/2005* to 12/31/2005                    $ 9.94883    $ 9.41604              0
   1/1/2006 to 12/31/2006                      $ 9.41604    $ 9.80134              0
   1/1/2007 to 12/31/2007                      $ 9.80134    $10.52457              0

AST T. Rowe Price Natural Resources Portfolio

   3/14/2005* to 12/31/2005                    $10.00229    $11.69746              0
   1/1/2006 to 12/31/2006                      $11.69746    $13.27510              0
   1/1/2007 to 12/31/2007                      $13.27510    $18.26734              0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT, LIFETIME FIVE, CONTRACT W/CREDIT
                                    (2.10)


                                                       ACCUMULATION ACCUMULATION     NUMBER OF
                                                        UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                       AT BEGINNING    AT END    UNITS OUTSTANDING
                                                        OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                       ------------ ------------ -----------------
Gartmore NVIT Developing Markets Fund
  formerly, Gartmore GVIT Developing Markets Fund

   3/14/2005* to 12/31/2005                             $ 9.88046    $12.01913           0
   1/1/2006 to 12/31/2006                               $12.01913    $15.84297           0
   1/1/2007 to 12/31/2007                               $15.84297    $22.26650           0

Janus Aspen Large Cap Growth Portfolio--Service Shares

   3/14/2005* to 12/31/2005                             $10.04423    $10.35921           0
   1/1/2006 to 12/31/2006                               $10.35921    $11.27622           0
   1/1/2007 to 12/31/2007                               $11.27622    $12.67713           0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                            $ 9.99829    $ 9.97440           0

--------
*  Denotes the start date of these sub-accounts

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: STEP-UP, LIFETIME FIVE, CONTRACT W/O CREDIT (2.25)


                                                ACCUMULATION ACCUMULATION     NUMBER OF
                                                 UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                AT BEGINNING    AT END    UNITS OUTSTANDING
                                                 OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                ------------ ------------ -----------------
Jennison Portfolio

   3/14/2005* to 12/31/2005                      $10.06157    $11.76453             0
   1/1/2006 to 12/31/2006                        $11.76453    $11.71202             0
   1/1/2007 to 12/31/2007                        $11.71202    $12.82729             0

Prudential Equity Portfolio

   3/14/2005* to 12/31/2005                      $10.04794    $11.05333             0
   1/1/2006 to 12/31/2006                        $11.05333    $12.16962             0
   1/1/2007 to 12/31/2007                        $12.16962    $13.00996             0

Prudential Global Portfolio

   3/14/2005* to 12/31/2005                      $ 9.98612    $11.29015             0
   1/1/2006 to 12/31/2006                        $11.29015    $13.21211             0
   1/1/2007 to 12/31/2007                        $13.21211    $14.27363             0

Prudential Money Market Portfolio

   3/14/2005* to 12/31/2005                      $10.00004    $10.06787             0
   1/1/2006 to 12/31/2006                        $10.06787    $10.31466             0
   1/1/2007 to 12/31/2007                        $10.31466    $10.59677             0

Prudential Stock Index Portfolio

   3/14/2005* to 12/31/2005                      $10.05609    $10.33742             0
   1/1/2006 to 12/31/2006                        $10.33742    $11.68222             0
   1/1/2007 to 12/31/2007                        $11.68222    $12.00618             0

Prudential Value Portfolio

   3/14/2005* to 12/31/2005                      $10.03744    $11.21151             0
   1/1/2006 to 12/31/2006                        $11.21151    $13.15175             0
   1/1/2007 to 12/31/2007                        $13.15175    $13.27093             0

SP Aggressive Growth Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                      $10.03184    $10.93736             0
   1/1/2006 to 12/31/2006                        $10.93736    $12.22411             0
   1/1/2007 to 12/31/2007                        $12.22411    $13.05341             0

SP AIM Aggressive Growth Portfolio

   3/14/2005* to 4/29/2005                       $10.06879    $ 9.48254             0

SP AIM Core Equity Portfolio

   3/14/2005* to 12/31/2005                      $10.02513    $10.19391             0
   1/1/2006 to 12/31/2006                        $10.19391    $11.57046             0
   1/1/2007 to 12/31/2007                        $11.57046    $12.19975             0

SP T. Rowe Price Large-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                      $10.03012    $12.08212             0
   1/1/2006 to 12/31/2006                        $12.08212    $12.51556             0
   1/1/2007 to 12/31/2007                        $12.51556    $13.24360             0

SP Balanced Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                      $10.01709    $10.62927        19,344
   1/1/2006 to 12/31/2006                        $10.62927    $11.50730        24,593
   1/1/2007 to 12/31/2007                        $11.50730    $12.30496        24,492

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: STEP-UP, LIFETIME FIVE, CONTRACT W/O CREDIT (2.25)


                                           ACCUMULATION ACCUMULATION     NUMBER OF
                                            UNIT VALUE   UNIT VALUE    ACCUMULATION
                                           AT BEGINNING    AT END    UNITS OUTSTANDING
                                            OF PERIOD    OF PERIOD   AT END OF PERIOD
                                           ------------ ------------ -----------------
SP Conservative Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                 $10.00714    $10.45845         2,799
   1/1/2006 to 12/31/2006                   $10.45845    $11.11563         2,693
   1/1/2007 to 12/31/2007                   $11.11563    $11.89024         2,582

SP Davis Value Portfolio

   3/14/2005* to 12/31/2005                 $10.02505    $10.58382             0
   1/1/2006 to 12/31/2006                   $10.58382    $11.90666             0
   1/1/2007 to 12/31/2007                   $11.90666    $12.17684             0

SP Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                 $10.05726    $10.46444             0
   1/1/2006 to 12/31/2006                   $10.46444    $11.72928             0
   1/1/2007 to 12/31/2007                   $11.72928    $11.05381             0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: STEP-UP, LIFETIME FIVE, CONTRACT W/O CREDIT (2.25)


                                               ACCUMULATION ACCUMULATION     NUMBER OF
                                                UNIT VALUE   UNIT VALUE    ACCUMULATION
                                               AT BEGINNING    AT END    UNITS OUTSTANDING
                                                OF PERIOD    OF PERIOD   AT END OF PERIOD
                                               ------------ ------------ -----------------
SP Growth Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                     $10.02897    $10.79578        60,225
   1/1/2006 to 12/31/2006                       $10.79578    $11.91941        64,137
   1/1/2007 to 12/31/2007                       $11.91941    $12.73148        64,767

SP Large Cap Value Portfolio

   3/14/2005* to 12/31/2005                     $10.07576    $10.43901             0
   1/1/2006 to 12/31/2006                       $10.43901    $12.09601             0
   1/1/2007 to 12/31/2007                       $12.09601    $11.49407             0

SP International Value Portfolio

   3/14/2005* to 12/31/2005                     $ 9.91215    $10.62225             0
   1/1/2006 to 12/31/2006                       $10.62225    $13.41201             0
   1/1/2007 to 12/31/2007                       $13.41201    $15.48730             0

SP MFS Capital Opportunities Portfolio

   3/14/2005* to 4/29/2005                      $10.05597    $ 9.60285             0

SP Mid Cap Growth Portfolio

   3/14/2005* to 12/31/2005                     $10.02825    $10.64972             0
   1/1/2006 to 12/31/2006                       $10.64972    $10.21357             0
   1/1/2007 to 12/31/2007                       $10.21357    $11.60666             0

SP PIMCO High Yield Portfolio

   3/14/2005* to 12/31/2005                     $ 9.98891    $10.09534             0
   1/1/2006 to 12/31/2006                       $10.09534    $10.81267             0
   1/1/2007 to 12/31/2007                       $10.81267    $10.97513             0

SP PIMCO Total Return Portfolio

   3/14/2005* to 12/31/2005                     $ 9.99817    $10.12642             0
   1/1/2006 to 12/31/2006                       $10.12642    $10.26839             0
   1/1/2007 to 12/31/2007                       $10.26839    $10.98964             0

SP Prudential U.S. Emerging Growth Portfolio

   3/14/2005* to 12/31/2005                     $10.03577    $11.69877             0
   1/1/2006 to 12/31/2006                       $11.69877    $12.53876             0
   1/1/2007 to 12/31/2007                       $12.53876    $14.32317             0

SP Small Cap Growth Portfolio

   3/14/2005* to 12/31/2005                     $10.03038    $10.47093             0
   1/1/2006 to 12/31/2006                       $10.47093    $11.50963             0
   1/1/2007 to 12/31/2007                       $11.50963    $11.97177             0

SP Strategic Partners Focused Growth Portfolio

   3/14/2005* to 12/31/2005                     $10.07359    $11.94115             0
   1/1/2006 to 12/31/2006                       $11.94115    $11.60179             0
   1/1/2007 to 12/31/2007                       $11.60179    $13.07433             0

SP Technology Portfolio

   3/14/2005 to 4/29/2005                       $10.04311    $ 9.58927             0

SP International Growth Portfolio

   3/14/2005* to 12/31/2005                     $ 9.92633    $11.25119             0
   1/1/2006 to 12/31/2006                       $11.25119    $13.32046             0
   1/1/2007 to 12/31/2007                       $13.32046    $15.57181             0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: STEP-UP, LIFETIME FIVE, CONTRACT W/O CREDIT (2.25)


                                        ACCUMULATION ACCUMULATION     NUMBER OF
                                         UNIT VALUE   UNIT VALUE    ACCUMULATION
                                        AT BEGINNING    AT END    UNITS OUTSTANDING
                                         OF PERIOD    OF PERIOD   AT END OF PERIOD
                                        ------------ ------------ -----------------
Evergreen Growth And Income Fund

   3/14/2005* to 4/15/2005               $10.04472    $ 9.43436           0

Evergreen VA Balanced Fund

   3/14/2005* to 12/31/2005              $10.02752    $10.42539           0
   1/1/2006 to 12/31/2006                $10.42539    $11.20071           0
   1/1/2007 to 12/31/2007                $11.20071    $11.68507           0

Evergreen VA Fundamental Large Cap Fund

   3/14/2005* to 12/31/2005              $10.03984    $10.55471           0
   1/1/2006 to 12/31/2006                $10.55471    $11.63126           0
   1/1/2007 to 12/31/2007                $11.63126    $12.31698           0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: STEP-UP, LIFETIME FIVE, CONTRACT W/O CREDIT (2.25)


                                                   ACCUMULATION ACCUMULATION     NUMBER OF
                                                    UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                   AT BEGINNING    AT END    UNITS OUTSTANDING
                                                    OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                   ------------ ------------ -----------------
Evergreen VA Growth Fund

   3/14/2005* to 12/31/2005                         $10.02778    $10.68775             0
   1/1/2006 to 12/31/2006                           $10.68775    $11.60677             0
   1/1/2007 to 12/31/2007                           $11.60677    $12.60370             0

Evergreen VA International Equity Fund

   3/14/2005* to 12/31/2005                         $ 9.89916    $10.95103             0
   1/1/2006 to 12/31/2006                           $10.95103    $13.19144             0
   1/1/2007 to 12/31/2007                           $13.19144    $14.83475             0

Evergreen VA Omega Fund

   3/14/2005* to 12/31/2005                         $10.01735    $10.56557             0
   1/1/2006 to 12/31/2006                           $10.56557    $10.95534             0
   1/1/2007 to 12/31/2007                           $10.95534    $11.99433             0

Evergreen VA Special Values Fund

   3/14/2005* to 12/31/2005                         $10.04616    $10.64459             0
   1/1/2006 to 12/31/2006                           $10.64459    $12.65443             0
   1/1/2007 to 12/31/2007                           $12.65443    $11.44415             0

AST Advanced Strategies Portfolio

   3/20/2006* to 12/31/2006                         $ 9.99817    $10.61267        29,841
   1/1/2007 to 12/31/2007                           $10.61267    $11.36459        49,540

AST Aggressive Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                         $ 9.99817    $ 9.99292             0
   1/1/2006 to 12/31/2006                           $ 9.99292    $11.30662             0
   1/1/2007 to 12/31/2007                           $11.30662    $12.11353             0

AST Alger All-Cap Growth Portfolio

   3/14/2005* to 12/02/2005                         $10.09269    $11.66217             0

AST Alliance Bernstein Core Value Portfolio

   3/14/2005* to 12/31/2005                         $10.07901    $10.26299             0
   1/1/2006 to 12/31/2006                           $10.26299    $12.18054             0
   1/1/2007 to 12/31/2007                           $12.18054    $11.48624             0

AST Alliance Bernstein Growth & Income Portfolio

   3/14/2005* to 12/31/2005                         $10.05412    $10.21788             0
   1/1/2006 to 12/31/2006                           $10.21788    $11.71945             0
   1/1/2007 to 12/31/2007                           $11.71945    $12.04791             0

AST Alliance Bernstein Growth + Value Portfolio

   3/14/2005* to 12/02/2005                         $10.04940    $11.27627             0

AST Alliance Bernstein Managed Index 500 Portfolio

   3/14/2005* to 12/31/2005                         $10.04919    $10.35190             0
   1/1/2006 to 12/31/2006                           $10.35190    $11.40033             0
   1/1/2007 to 12/31/2007                           $11.40033    $11.38033             0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: STEP-UP, LIFETIME FIVE, CONTRACT W/O CREDIT (2.25)


                                                              ACCUMULATION ACCUMULATION     NUMBER OF
                                                               UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                              AT BEGINNING    AT END    UNITS OUTSTANDING
                                                               OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                              ------------ ------------ -----------------
AST American Century Income & Growth Portfolio

   3/14/2005* to 12/31/2005                                    $10.06589    $10.28487              0
   1/1/2006 to 12/31/2006                                      $10.28487    $11.75492              0
   1/1/2007 to 12/31/2007                                      $11.75492    $11.48262              0

AST American Century Strategic Allocation Portfolio formerly, AST American Century Strategic Balanced Portfolio

   3/14/2005* to 12/31/2005                                    $10.04134    $10.26773              0
   1/1/2006 to 12/31/2006                                      $10.26773    $11.01325              0
   1/1/2007 to 12/31/2007                                      $11.01325    $11.73026              0

AST Balanced Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                                    $ 9.99817    $10.01287          2,967
   1/1/2006 to 12/31/2006                                      $10.01287    $10.94529        146,936
   1/1/2007 to 12/31/2007                                      $10.94529    $11.68877        307,829

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: STEP-UP, LIFETIME FIVE, CONTRACT W/O CREDIT (2.25)


                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                      AT BEGINNING    AT END    UNITS OUTSTANDING
                                                       OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                      ------------ ------------ -----------------
AST Capital Growth Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                            $ 9.99817    $10.00290          7,608
   1/1/2006 to 12/31/2006                              $10.00290    $11.12115         88,438
   1/1/2007 to 12/31/2007                              $11.12115    $11.93342        195,338

AST Cohen & Steers Realty Portfolio

   3/14/2005* to 12/31/2005                            $10.14641    $11.96094              0
   1/1/2006 to 12/31/2006                              $11.96094    $15.99622              0
   1/1/2007 to 12/31/2007                              $15.99622    $12.52355              0

AST Conservative Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                            $ 9.99817    $10.02288          9,277
   1/1/2006 to 12/31/2006                              $10.02288    $10.83790         70,893
   1/1/2007 to 12/31/2007                              $10.83790    $11.56011        149,800

AST DeAm Large-Cap Value Portfolio

   3/14/2005* to 12/31/2005                            $10.08423    $10.66473              0
   1/1/2006 to 12/31/2006                              $10.66473    $12.69696              0
   1/1/2007 to 12/31/2007                              $12.69696    $12.56242              0

AST Neuberger Berman Small-Cap Growth Portfolio formerly, AST DeAm Small-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                            $10.01064    $10.26343              0
   1/1/2006 to 12/31/2006                              $10.26343    $10.81666              0
   1/1/2007 to 12/31/2007                              $10.81666    $12.55697              0

AST DeAm Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                            $10.04501    $ 9.97024              0
   1/1/2006 to 12/31/2006                              $ 9.97024    $11.69708              0
   1/1/2007 to 12/31/2007                              $11.69708    $ 9.40579              0

AST Federated Aggressive Growth Portfolio

   3/14/2005* to 12/31/2005                            $ 9.99817    $10.90713              0
   1/1/2006 to 12/31/2006                              $10.90713    $12.04505              0
   1/1/2007 to 12/31/2007                              $12.04505    $13.09925              0

AST First Trust Capital Appreciation Target Portfolio

   3/20/2006* to 12/31/2006                            $ 9.99817    $10.43578          2,268
   1/1/2007 to 12/31/2007                              $10.43578    $11.37013          7,568

AST First Trust Balanced Target Portfolio

   3/20/2006* to 12/31/2006                            $ 9.99817    $10.53407         27,630
   1/1/2007 to 12/31/2007                              $10.53407    $11.18251         37,674

AST UBS Dynamic Alpha Portfolio
  formerly, AST Global Allocation Portfolio

   3/14/2005* to 12/31/2005                            $10.01473    $10.57333              0
   1/1/2006 to 12/31/2006                              $10.57333    $11.49327              0
   1/1/2007 to 12/31/2007                              $11.49327    $11.45739            321

AST Goldman Sachs Concentrated Growth Portfolio

   3/14/2005* to 12/31/2005                            $10.03233    $10.70854              0
   1/1/2006 to 12/31/2006                              $10.70854    $11.51996              0
   1/1/2007 to 12/31/2007                              $11.51996    $12.84145              0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: STEP-UP, LIFETIME FIVE, CONTRACT W/O CREDIT (2.25)


                                            ACCUMULATION ACCUMULATION     NUMBER OF
                                             UNIT VALUE   UNIT VALUE    ACCUMULATION
                                            AT BEGINNING    AT END    UNITS OUTSTANDING
                                             OF PERIOD    OF PERIOD   AT END OF PERIOD
                                            ------------ ------------ -----------------
AST High Yield Portfolio

   3/14/2005* to 12/31/2005                  $ 9.97612    $ 9.81200           0
   1/1/2006 to 12/31/2006                    $ 9.81200    $10.59002           0
   1/1/2007 to 12/31/2007                    $10.59002    $10.61268           0

AST Goldman Sachs Mid-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                  $ 9.99817    $10.52897           0
   1/1/2006 to 12/31/2006                    $10.52897    $10.94421           0
   1/1/2007 to 12/31/2007                    $10.94421    $12.77287           0

AST JPMorgan International Equity Portfolio

   3/14/2005* to 12/31/2005                  $ 9.91320    $10.60308           0
   1/1/2006 to 12/31/2006                    $10.60308    $12.73435           0
   1/1/2007 to 12/31/2007                    $12.73435    $13.62815           0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: STEP-UP, LIFETIME FIVE, CONTRACT W/O CREDIT (2.25)


                                              ACCUMULATION ACCUMULATION     NUMBER OF
                                               UNIT VALUE   UNIT VALUE    ACCUMULATION
                                              AT BEGINNING    AT END    UNITS OUTSTANDING
                                               OF PERIOD    OF PERIOD   AT END OF PERIOD
                                              ------------ ------------ -----------------
AST Large-Cap Value Portfolio

   3/14/2005* to 12/31/2005                    $10.07658    $10.50718             0
   1/1/2006 to 12/31/2006                      $10.50718    $12.17354             0
   1/1/2007 to 12/31/2007                      $12.17354    $11.54866             0

AST Lord Abbett Bond-Debenture Portfolio

   3/14/2005* to 12/31/2005                    $ 9.99817    $ 9.90289             0
   1/1/2006 to 12/31/2006                      $ 9.90289    $10.63464             0
   1/1/2007 to 12/31/2007                      $10.63464    $11.03240             0

AST Marsico Capital Growth Portfolio

   3/14/2005* to 12/31/2005                    $10.12556    $10.85196             0
   1/1/2006 to 12/31/2006                      $10.85196    $11.38185             0
   1/1/2007 to 12/31/2007                      $11.38185    $12.79579             0

AST MFS Global Equity Portfolio

   3/14/2005* to 12/31/2005                    $ 9.96557    $10.42837             0
   1/1/2006 to 12/31/2006                      $10.42837    $12.67817             0
   1/1/2007 to 12/31/2007                      $12.67817    $13.56337             0

AST MFS Growth Portfolio

   3/14/2005* to 12/31/2005                    $10.03624    $10.70871             0
   1/1/2006 to 12/31/2006                      $10.70871    $11.48567             0
   1/1/2007 to 12/31/2007                      $11.48567    $12.92858             0

AST Mid-Cap Value Portfolio

   3/14/2005* to 12/31/2005                    $10.06434    $10.30414             0
   1/1/2006 to 12/31/2006                      $10.30414    $11.51347             0
   1/1/2007 to 12/31/2007                      $11.51347    $11.56862             0

AST Neuberger Berman Mid-Cap Growth Portfolio

   3/14/2005* to 12/31/2005                    $10.05507    $11.28269             0
   1/1/2006 to 12/31/2006                      $11.28269    $12.58620             0
   1/1/2007 to 12/31/2007                      $12.58620    $15.04070             0

AST Neuberger Berman Mid-Cap Value Portfolio

   3/14/2005* to 12/31/2005                    $10.02128    $10.83380             0
   1/1/2006 to 12/31/2006                      $10.83380    $11.73524             0
   1/1/2007 to 12/31/2007                      $11.73524    $11.83935             0

AST PIMCO Limited Maturity Bond Portfolio

   3/14/2005* to 12/31/2005                    $ 9.99817    $10.00975             0
   1/1/2006 to 12/31/2006                      $10.00975    $10.16415             0
   1/1/2007 to 12/31/2007                      $10.16415    $10.61523             0

AST Preservation Asset Allocation Portfolio

   12/5/2005* to 12/31/2005                    $ 9.99817    $10.03287             0
   1/1/2006 to 12/31/2006                      $10.03287    $10.59390        19,236
   1/1/2007 to 12/31/2007                      $10.59390    $11.26294        28,396

AST Small-Cap Value Portfolio

   3/14/2005* to 12/31/2005                    $10.04798    $10.59676             0
   1/1/2006 to 12/31/2006                      $10.59676    $12.44163             0
   1/1/2007 to 12/31/2007                      $12.44163    $11.48395             0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: STEP-UP, LIFETIME FIVE, CONTRACT W/O CREDIT (2.25)


                                              ACCUMULATION ACCUMULATION     NUMBER OF
                                               UNIT VALUE   UNIT VALUE    ACCUMULATION
                                              AT BEGINNING    AT END    UNITS OUTSTANDING
                                               OF PERIOD    OF PERIOD   AT END OF PERIOD
                                              ------------ ------------ -----------------
AST T. Rowe Price Asset Allocation Portfolio

   3/14/2005* to 12/31/2005                    $10.02799    $10.30670             0
   1/1/2006 to 12/31/2006                      $10.30670    $11.33991             0
   1/1/2007 to 12/31/2007                      $11.33991    $11.79020        16,027

AST T. Rowe Price Global Bond Portfolio

   3/14/2005* to 12/31/2005                    $ 9.94871    $ 9.40496             0
   1/1/2006 to 12/31/2006                      $ 9.40496    $ 9.77542             0
   1/1/2007 to 12/31/2007                      $ 9.77542    $10.48123             0

AST T. Rowe Price Natural Resources Portfolio

   3/14/2005* to 12/31/2005                    $10.00217    $11.68361             0
   1/1/2006 to 12/31/2006                      $11.68361    $13.23998             0
   1/1/2007 to 12/31/2007                      $13.23998    $18.19215             0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: STEP-UP, LIFETIME FIVE, CONTRACT W/O CREDIT (2.25)


                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                      AT BEGINNING    AT END    UNITS OUTSTANDING
                                                       OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                      ------------ ------------ -----------------
Gartmore NVIT Developing Markets Fund
  formerly, Gartmore GVIT Developing Markets Fund

   3/14/2005* to 12/31/2005                            $ 9.88034    $12.00502           0
   1/1/2006 to 12/31/2006                              $12.00502    $15.80123           0
   1/1/2007 to 12/31/2007                              $15.80123    $22.17505           0

Janus Aspen Large Cap Growth Portfolio-Service Shares

   3/14/2005* to 12/31/2005                            $10.04411    $10.34696           0
   1/1/2006 to 12/31/2006                              $10.34696    $11.24645           0
   1/1/2007 to 12/31/2007                              $11.24645    $12.62494           0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                           $ 9.99817    $ 9.97260           0

--------
*  Denotes the start date of these sub-accounts

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement
                                Service Charge


                                                              ACCUMULATION ACCUMULATION     NUMBER OF
                                                               UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                              AT BEGINNING    AT END    UNITS OUTSTANDING
                                                               OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                              ------------ ------------ -----------------
AST Aggressive Asset Allocation Portfolio

   3/19/2007* to 12/31/2007                                    $10.12210    $11.05096             0

AST Alliance Bernstein Core Value Portfolio

   3/19/2007* to 12/31/2007                                    $10.11700    $ 9.82815             0

AST Alliance Bernstein Growth & Income Portfolio

   3/19/2007* to 12/31/2007                                    $10.11632    $10.62005             0

AST Alliance Bernstein Managed Index 500 Portfolio

   3/19/2007* to 12/31/2007                                    $10.11188    $10.37151             0

AST American Century Income & Growth Portfolio

   3/19/2007* to 12/31/2007                                    $10.12345    $10.18301             0

AST American Century Strategic Allocation Portfolio formerly, AST American Century Strategic Balanced Portfolio

   3/19/2007* to 12/31/2007                                    $10.07291    $10.87140             0

AST Balanced Asset Allocation Portfolio

   3/19/2007* to 12/31/2007                                    $10.08004    $10.91282        11,484

AST Capital Growth Asset Allocation Portfolio

   3/19/2007* to 12/31/2007                                    $10.09687    $11.01224             0

AST Cohen & Steers Realty Portfolio

   3/19/2007* to 12/31/2007                                    $10.10286    $ 7.81223             0

AST Conservative Asset Allocation Portfolio

   3/19/2007* to 12/31/2007                                    $10.07151    $10.86097             0

AST DeAm Large-Cap Value Portfolio

   3/19/2007* to 12/31/2007                                    $10.11154    $10.19617             0

AST Neuberger Berman Small-Cap Growth Portfolio formerly, AST DeAm Small-Cap Growth Portfolio

   3/19/2007* to 12/31/2007                                    $10.12073    $11.75209             0

AST DeAm Small-Cap Value Portfolio

   3/19/2007* to 12/31/2007                                    $10.09789    $ 8.33201             0

AST Federated Aggressive Growth Portfolio

   3/19/2007* to 12/31/2007                                    $10.10254    $10.91958             0

AST UBS Dynamic Alpha Portfolio
  formerly, AST Global Allocation Portfolio

   3/19/2007* to 12/31/2007                                    $10.08054    $10.17383             0

AST Goldman Sachs Concentrated Growth Portfolio

   3/19/2007* to 12/31/2007                                    $10.09100    $11.53628             0

AST High Yield Portfolio

   3/19/2007* to 12/31/2007                                    $ 9.99918    $ 9.96607             0

AST Goldman Sachs Mid-Cap Growth Portfolio

   3/19/2007* to 12/31/2007                                    $10.09800    $11.48986             0

                           STRATEGIC PARTNERS PLUS 3

                  Pruco Life Insurance Company of New Jersey
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement
                                Service Charge


                                                      ACCUMULATION ACCUMULATION     NUMBER OF
                                                       UNIT VALUE   UNIT VALUE    ACCUMULATION
                                                      AT BEGINNING    AT END    UNITS OUTSTANDING
                                                       OF PERIOD    OF PERIOD   AT END OF PERIOD
                                                      ------------ ------------ -----------------
AST JPMorgan International Equity Portfolio

   3/19/2007* to 12/31/2007                            $10.14435    $10.97941           0

AST Large-Cap Value Portfolio

   3/19/2007* to 12/31/2007                            $10.11587    $ 9.84473           0

AST Lord Abbett Bond-Debenture Portfolio

   3/19/2007* to 12/31/2007                            $10.02439    $10.32185           0

AST Marsico Capital Growth Portfolio

   3/19/2007* to 12/31/2007                            $10.13199    $11.47337           0

AST MFS Global Equity Portfolio

   3/19/2007* to 12/31/2007                            $10.11667    $10.95164           0

AST MFS Growth Portfolio

   3/19/2007* to 12/31/2007                            $10.10694    $11.59267           0

AST Mid-Cap Value Portfolio

   3/19/2007* to 12/31/2007                            $10.10574    $10.11084           0

AST Neuberger Berman Mid-Cap Growth Portfolio

   3/19/2007* to 12/31/2007                            $10.11565    $11.82260           0

AST Neuberger Berman Mid-Cap Value Portfolio

   3/19/2007* to 12/31/2007                            $10.13369    $10.25701           0

AST PIMCO Limited Maturity Bond Portfolio

   3/19/2007* to 12/31/2007                            $ 9.99034    $10.47408           0

AST Preservation Asset Allocation Portfolio

   3/19/2007* to 12/31/2007                            $10.04514    $10.75670           0

AST Small-Cap Value Portfolio

   3/19/2007* to 12/31/2007                            $10.11095    $ 9.43656           0

AST T. Rowe Price Asset Allocation Portfolio

   3/19/2007* to 12/31/2007                            $10.06740    $10.57860           0

AST T. Rowe Price Global Bond Portfolio

   3/19/2007* to 12/31/2007                            $ 9.98213    $10.73003           0

AST T. Rowe Price Natural Resources Portfolio

   3/19/2007* to 12/31/2007                            $10.17958    $13.94064           0

AST Advanced Strategies Portfolio

   3/19/2007* to 12/31/2007                            $10.07305    $10.83452           0

AST First Trust Capital Appreciation Target Portfolio

   3/19/2007* to 12/31/2007                            $10.10404    $11.19117           0

AST First Trust Balanced Target Portfolio

   3/19/2007* to 12/31/2007                            $10.07381    $10.77036           0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                           $ 9.99918    $ 9.98774           0

Prudential Money Market Portfolio

   3/19/2007* to 12/31/2007                            $10.00330    $10.31781           0

--------
*  Denotes the start date of these sub-accounts

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                           Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2007 and 2006

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                         INDEX TO FINANCIAL STATEMENTS

 Financial Statements                                                  Page No.
 --------------------                                                  --------
 Management's Annual Report on Internal Control Over Financial
 Reporting                                                              F - 2

 Report of Independent Registered Public Accounting Firm                F - 3

 Consolidated Financial Statements:

 Consolidated Statements of Financial Position - December 31, 2007
 and 2006                                                               F - 4

 Consolidated Statements of Operations and Comprehensive Income Years
 ended December 31, 2007, 2006 and 2005                                 F - 5

 Consolidated Statements of Stockholder's Equity Years ended
 December 31, 2007, 2006 and 2005                                       F - 6

 Consolidated Statements of Cash Flows Years ended December 31, 2007,
 2006 and 2005                                                          F - 7

 Notes to the Consolidated Financial Statements                         F - 8

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company of New Jersey ("the Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2007, of the Company's internal control over financial reporting, based on the framework established in Internal Control - Integrated Framework Issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2007.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.

This annual report does not include an attestation report of the company's registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by the company's registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the company to provide only management's report in this annual report.

March 14, 2008

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey

In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly owned subsidiary of The Prudential Insurance Company of America) at December 31, 2007 and December 31, 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company changed its method of accounting for uncertainty in income taxes and for deferred acquisition costs in connection with modifications or exchanges of insurance contracts on January 1, 2007.

PricewaterhouseCoopers LLP (signed)
New York, New York
March 14, 2008

Pruco Life Insurance Company of New Jersey

Statements of Financial Position
As of December 31, 2007 and 2006 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                             2007       2006
                                                          ---------- ----------
ASSETS
Fixed maturities available for sale, at fair value
  (amortized cost, 2007 - $898,932 ; 2006 - $912,692)     $  903,520 $  920,925
Policy loans                                                 166,373    160,614
Short term investments                                        12,376     11,259
Commercial loans                                             101,583     48,979
Other long term investments                                   10,039      9,446
                                                          ---------- ----------
   Total investments                                       1,193,891  1,151,223
Cash and cash equivalents                                     33,185     59,543
Deferred policy acquisition costs                            273,144    255,849
Accrued investment income                                     14,182     13,599
Reinsurance recoverables                                     186,587    135,010
Receivables from parent and affiliates                        43,920     19,437
Deferred sales inducements                                    21,957     19,013
Other assets                                                   3,217      8,618
Separate account assets                                    2,926,421  2,619,586
                                                          ---------- ----------
TOTAL ASSETS                                              $4,696,504 $4,281,878
                                                          ========== ==========
LIABILITIES AND STOCKHOLDER'S EQUITY LIABILITIES
Policyholders' account balances                              805,605    836,980
Future policy benefits and other policyholder liabilities    312,637    250,053
Cash collateral for loaned securities                         26,060     28,212
Securities sold under agreement to repurchase                 14,621      4,005
Income taxes payable                                          86,328     87,478
Short term debt from affiliates                               55,863     25,348
Payables to parent and affiliates                              8,304      2,377
Other liabilities                                             34,226     40,601
Separate account liabilities                               2,926,421  2,619,586
                                                          ---------- ----------
Total liabilities                                         $4,270,065 $3,894,640
                                                          ---------- ----------
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

STOCKHOLDER'S EQUITY
Common stock, ($5 par value; 400,000 shares, authorized;
  issued and outstanding;                                      2,000      2,000
Additional Paid-in capital                                   168,998    168,689
Retained earnings                                            252,259    212,518
Accumulated other comprehensive income                         3,182      4,031
                                                          ---------- ----------
Total stockholder's equity                                   426,439    387,238
                                                          ---------- ----------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                $4,696,504 $4,281,878
                                                          ========== ==========

                       See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Operations and Comprehensive Income
Years Ended December 31, 2007, 2006 and 2005 (in thousands)
--------------------------------------------------------------------------------

                                                    2007      2006      2005
                                                  --------  --------  --------
REVENUES
Premiums                                          $ 12,442  $  8,947  $  8,356
Policy charges and fee income                       76,851    59,650    60,400
Net investment income                               66,705    65,628    60,197
Realized investment (losses), net                   (2,201)  (13,900)     (329)
Asset management fees                                6,968     6,086     7,018
Other income                                         4,203     3,079     2,148
                                                  --------  --------  --------
Total revenues                                     164,968   129,490   137,790
                                                  --------  --------  --------
BENEFITS AND EXPENSES
Policyholders' benefits                             16,747    16,900    15,009
Interest credited to policyholders' account
  balances                                          31,525    30,394    29,819
General, administrative and other expenses          60,947    31,785    40,145
                                                  --------  --------  --------
Total benefits and expenses                        109,219    79,079    84,973
                                                  --------  --------  --------
Income from operations before income taxes          55,749    50,411    52,817
                                                  --------  --------  --------
Income taxes:
   Current                                          12,044      (596)    6,441
   Deferred                                          3,502    12,073     7,151
                                                  --------  --------  --------
Total income tax expense                            15,546    11,477    13,592
                                                  --------  --------  --------
NET INCOME                                          40,203    38,934    39,225
                                                  --------  --------  --------
Change in net unrealized investment (losses)/
  gains and changes in foreign currency
  translation, net of taxes                           (849)    3,196   (12,411)
                                                  --------  --------  --------
COMPREHENSIVE INCOME                              $ 39,354  $ 42,130  $ 26,814
                                                  ========  ========  ========

                       See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Stockholder's Equity
Periods Ended December 31, 2007, 2006 and 2005 (in thousands)

                                                                Accumulated Other Comprehensive Income Gain (Loss)
                                                                -------------------------------------------------
                                                                                                     Total
                                                                  Foreign           Net           Accumulated
                              Additional                         Currency        Unrealized          Other             Total
                       Common  Paid-in     Deferred   Retained  Translation      Investment      Comprehensive     Stockholder's
                       Stock   Capital   Compensation Earnings  Adjustments     Gains (Loss)     Income (Loss)        Equity
                       ------ ---------- ------------ --------  -----------     ------------     -------------     -------------
Balance, January 1,
  2005                 $2,000  $168,810     $(152)    $134,358     $ --           $ 13,246         $ 13,246          $318,262
Net income                 --        --        --       39,226       --                 --               --            39,226
Stock-based
  compensation
  programs                 --      (121)      152           --       --                 --               --                31
Cumulative effect of
  change in
  accounting
  principles, net of
  taxes                    --        --        --           --       --                 --               --                --
Change in net
  unrealized
investment (losses),
  net of taxes             --        --        --           --       --            (12,411)         (12,411)          (12,411)
                       ------  --------     -----     --------     ----           --------         --------          --------
Balance, December 31,
  2005                 $2,000  $168,689     $  --     $173,584     $ --           $    835         $    835          $345,108
Net income                 --        --        --       38,934       --                 --               --            38,934
Stock-based
  compensation
  programs                 --        --        --           --       --                 --               --                --
Cumulative effect of
  change in
  accounting
  principles, net of
  taxes                    --        --        --           --       --                 --               --                --
Change in foreign
  currency
  translation
  adjustments, net of
  taxes                    --        --        --           --       29                 --               29                29
Change in net
  unrealized
investment gains, net
  of taxes                 --        --        --           --       --              3,167            3,167             3,167
                       ------  --------     -----     --------     ----           --------         --------          --------
Balance, December 31,
  2006                 $2,000  $168,689     $  --     $212,518     $ 29           $  4,002         $  4,031          $387,238
Net income                 --        --        --       40,203       --                 --               --            40,203
Contributed Capital        --       309        --           --       --                 --               --               309
Stock-based
  compensation
  programs                 --        --        --           --       --                 --               --                --
Cumulative effect of
  change in
  accounting
  principles, net of
  taxes                    --        --        --         (462)      --                 --               --              (462)
Change in foreign
  currency
  translation
  adjustments, net of
  taxes                    --        --        --           --       79                 --               79                79
Change in net
  unrealized
investment (losses),
  net of taxes             --        --        --           --       --               (928)            (928)             (928)
                       ------  --------     -----     --------     ----           --------         --------          --------
Balance, December 31,
  2007                 $2,000  $168,998     $  --     $252,259     $108           $  3,074         $  3,182          $426,439
                       ======  ========     =====     ========     ====           ========         ========          ========

                       See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Cash Flows
Years Ended December 31, 2007, 2006 and 2005 (in thousands)
--------------------------------------------------------------------------------

                                                 2007       2006        2005
                                              ---------  ----------  ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                 $  40,203  $   38,934  $  39,225
   Adjustments to reconcile net
     income to net cash (used in)
     provided by operating activities:
       Policy charges and fee income            (18,336)    (12,012)   (11,739)
       Interest credited to
         policyholders' account
         balances                                31,525      30,394     29,819
       Realized investment losses
         (gains), net                             2,201      13,900        329
       Amortization and other
         non-cash items                            (785)        874      3,937
       Change in:
          Future policy benefits and
            other insurance
            liabilities                          62,608      46,631     33,677
          Reinsurance recoverable               (51,577)    (42,733)   (24,866)
          Accrued investment income                (583)      2,635     (1,290)
          Receivables from parent and
            affiliates                          (14,183)      2,459      7,401
          Payable to parent and
            affiliates                            5,927        (487)     2,331
          Deferred policy acquisition
            costs                               (15,117)    (33,979)   (30,393)
          Income taxes payable                     (828)     12,707      2,855
          Deferred sales inducements             (3,065)     (5,395)    (2,501)
          Other, net                            (11,540)      6,950     (9,237)
                                              ---------  ----------  ---------
Cash Flows From Operating Activities             26,450      60,878     39,548
                                              ---------  ----------  ---------
CASH FLOWS (Used In) FROM INVESTING
  ACTIVITIES:
   Proceeds from the
     sale/maturity/prepayment of:
       Fixed maturities available for
         sale                                   276,137   1,038,341    777,293
       Policy loans                              18,356      17,070     17,487
       Commercial loans                           1,003         633         89
   Payments for the purchase of:
       Fixed maturities available for
         sale                                  (254,782)   (981,995)  (901,755)
       Policy loans                             (16,983)    (15,012)   (13,004)
       Commercial loans                         (54,057)    (29,360)   (20,442)
   Notes from parent and affiliates,
     net                                        (10,060)     (9,576)    (2,391)
   Other long term investments, net              (3,043)     (1,786)      (858)
   Short term investments, net                   (1,123)     12,258     18,005
                                              ---------  ----------  ---------
Cash Flows (Used In) From Investing
  Activities                                    (44,552)     30,573   (125,576)
                                              ---------  ----------  ---------
CASH FLOWS (Used In) FROM FINANCING
  ACTIVITIES:
   Policyholders' account deposits              236,972     237,496    179,705
   Policyholders' account withdrawals          (282,630)   (259,645)  (175,324)
   Net change in securities sold
     under agreement to repurchase
     and cash collateral for loaned
     securities, net                              8,464     (56,022)   (11,043)
   Net change in financing
     arrangements (maturities 90 days
     or less)                                    28,938     (69,777)   100,613
                                              ---------  ----------  ---------
Cash Flows (Used In) From Financing
  Activities                                     (8,256)   (147,948)    93,951
                                              ---------  ----------  ---------
   Net (decrease) increase in cash
     and cash equivalents                       (26,358)    (56,497)     7,923
   Cash and cash equivalents,
     beginning of year                           59,543     116,040    108,117
                                              ---------  ----------  ---------
CASH AND CASH EQUIVALENTS, END OF YEAR        $  33,185  $   59,543  $ 116,040
                                              =========  ==========  =========
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid(refunded)                   $  16,373  $   (1,230) $  10,737
                                              ---------  ----------  ---------
Interest paid                                 $     536  $    1,077  $   1,017
                                              ---------  ----------  ---------

                       See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS

Pruco Life Insurance Company of New Jersey, or "the Company," is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. The Company is licensed to sell interest-sensitive individual life insurance, variable life insurance, term insurance, variable annuities, and fixed annuities contracts only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of Pruco Life Insurance Company, or "Pruco Life", a stock life insurance company organized in 1971 under the laws of the state of Arizona. Pruco Life, in turn, is a wholly owned subsidiary of The Prudential Insurance Company of America, or "Prudential Insurance", an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001, ("the date of demutualization"), Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc., or "Prudential Financial."

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products and individual annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, or "GAAP". The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13 to the Financial Statements). Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs or "DAC", investments, future policy benefits, provision for income taxes, reserves of contingent liabilities and reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available for sale" are carried at fair value. The amortized cost of fixed maturities is written down to fair value if a decline in value is considered to be other than temporary. See the discussion below on realized gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses are included in "Accumulated other comprehensive income (loss)."

Policy loans are carried at unpaid principal balances.

Equity securities are comprised of common stock and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders' dividends that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)." The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividend income from these investments is reported in "Net investment income."

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Commercial loans are carried at unpaid principal balances, net of unamortized premiums or discounts and an allowance for losses. Interest income, as well as prepayment fees and the amortization of related premiums or discounts, is included in "Net investment income." The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The changes in the allowance for loan losses, are reported in "Realized investment (losses), net."

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized by cash, U.S. government and government agency securities. Securities loaned are collateralized principally by cash and U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as "Net investment income," however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Short term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value.

Other long term investments consist of the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company's own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's share of net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Realized investment gains (losses), net are computed using the specific identification method. Adjustments to the cost of fixed maturities and equity securities for temporary impairments are included in "Realized investment losses, net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months); (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company's ability and intent to hold the investments for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. Realized investment gains (losses) are generated from numerous sources, including the sale of fixed maturity securities, equity securities, real estate investments, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost of investments for other than temporary impairments. "Realized investment gains (losses), net." also include prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial loans, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include, but are not limited to:
(1) the risk that our assessment of an issuer's ability to meet its obligations could change, (2) the risk that the economic outlook could be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that we are making decisions based on fraudulent or misstated information in the financial statements provided by issuers and (4) the risk that new information obtained by us or changes in other facts and circumstances, including those not related to the issuer, could lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a change in our impairment determination, and hence a charge to earnings in a future period.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with maturities of three months or less when purchased. The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement. These costs include commissions and variable field office expenses. The Company is also allocated costs of policy issuance and underwriting from Prudential Insurance's general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized as deferred acquisition costs ("DAC").

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. For annuity products, the entire sales-based transfer pricing fee is deemed to be related to the production of new annuity business and is deferred. For life products, there is a look-through into the expenses incurred by Prudential Insurance's agency network and expenses that are considered to be related to the production of new insurance business are deferred. The cost of policy issuance and underwriting are also considered to be related primarily to the production of new insurance and annuity business and are fully deferred.

DAC is subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (the periods range from 25 to 99 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized DAC is reflected in "General, administrative and other expenses" in the period such estimated gross profits are revised. DAC related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. The Company adopted Statement of Position ("SOP") 05-1 "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" on January 1, 2007. See "New Accounting Pronouncements."

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13 to the Financial Statements.

Separate account assets and liabilities

Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers. The assets consist of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities represent the contractholder's account balance in separate account assets . See Note 8 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Asset management fees."

Deferred Sales inducements

The Company provides sales inducements to contractholders, which primarily include an up-front bonus added to the contractholder's initial deposit for certain annuity contracts. These costs are deferred and recognized on the statement of financial position in other assets. They are amortized using the same methodology and assumptions used to amortized deferred policy acquisition costs. The amortization expense is included as a component of interest credited to policyholders' account balances. As of December 31, 2007 and 2006, deferred sales inducement costs were $22 million and $19 million, respectively.

Other assets and other liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Policyholders' Account Balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholder withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Future Policy Benefits

The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For life insurance, and annuity and disability products, expected mortality and morbidity is generally based on the Company's historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation.

The Company's liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company's liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 8.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


Contingent Liabilities

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from term life insurance policies are recognized when due and a liability for future policy benefits is recorded when premiums are recognized using the net level premium method. Benefits are recorded as an expense when they are incurred. Amounts received as payment for variable and universal life and deferred annuities are reported as deposits to "Policyholders' account balances", and variable life and annuity premiums are reported as deposits to separate account liabilities. Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances and separate account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 8. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 8.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset Management Fees

The Company receives asset management fee income from policyholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products. Also the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Consolidated Financial Statements). In addition, the Company receives fees from policyholders' account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company, may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, as well as interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded as assets, within "Other long term investments," or as liabilities, within "Other liabilities," in the Statement of Financial Position except for embedded derivatives, which are recorded in the Statement of Financial Position with the associated host contract. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the operating or investing activities section in the Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency fair value or cash flow hedge ("foreign currency" hedge), or (4) a derivative entered into as an economic hedge that does not qualified for hedge accounting. During the years ended December 31, 2007, 2006 and 2005 none of the Company's derivatives qualify for hedge accounting treatment.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net."

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In February 2007, the Financial Accounting Standards Board ("FASB") issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities." This statement provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Statements of Operations. The Company plans to adopt this guidance effective January 1, 2008. The Company's adoption of this guidance is not expected to have a material effect on the Company's consolidated financial position or results of operations.

In September 2006, the Staff of the SEC issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements." The interpretations in this SAB express the Staff's views regarding the process of quantifying financial statement misstatements. Specifically, the SEC staff believes that registrants must quantify the impact on current period financial statements of correcting all misstatements, including both those occurring in the current period and the effect of reversing those that have accumulated from prior periods. This SAB should be applied beginning with the first fiscal year ending after November 15, 2006, with early adoption encouraged. Since the Company's method for quantifying financial statement misstatements already considers those occurring in the current period and the effect of reversing those that have accumulated from prior periods, the adoption of SAB No. 108 had no effect to the financial position and result of operations of the Company.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Company plans to adopt this guidance effective January 1, 2008. The Company's adoption of this guidance is not expected to have a material effect on the Company's consolidated financial position or results of operations.

In June 2006, the FASB issued FIN No. 48, "Accounting for Uncertainty in Income Taxes," an Interpretation of FASB Statement No. 109. See Note 7 for details regarding the adoption of this pronouncement.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Instruments." This statement eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has relied upon this exception for certain investments that the Company has made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Statements of Operations. The Company adopted this guidance effective January 1, 2007. The Company's adoption of this guidance did not have a material effect on the Company's financial position or results of operations.

In November 2005, the FASB issued FASB Staff Position ("FSP") FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." This FSP provides impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities, primarily by referencing existing accounting guidance. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company's consolidated results of operations.

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants issued SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts." SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs, including deferred policy acquisition costs, valuation of business acquired and deferred sales inducements, on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007, which resulted in a net after-tax reduction to retained earnings of $0.2 million.

The cumulative effect of change in accounting principles net of taxes was $0.4 million, representing $0.2 million related to the adoption of SOP 05-1 and $0.2 related to the adoption of Fin No. 48.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS

Fixed Maturities

The following tables provide additional information relating to fixed maturities as of December 31:

                                                         2007
                                       ----------------------------------------
                                                   Gross      Gross
                                       Amortized Unrealized Unrealized  Fair
                                         Cost      Gains      Losses    Value
                                       --------- ---------- ---------- --------
                                                    (in thousands)
Fixed maturities, available for sale
   U.S. Treasury securities and
     obligations of U.S. Government
     corporations and agencies         $  6,289   $   169     $   --   $  6,458
   Foreign government bonds               9,529       848         --     10,377
   Residential mortgage-backed
     securities                         113,398     2,204         36    115,566
   Commercial mortgage-backed
     securities                         177,902     2,064        167    179,799
   Asset-Backed Securities              127,545       672      3,764    124,453
   Corporate securities                 464,269     8,421      5,823    466,867
                                       --------   -------     ------   --------
Total fixed maturities, available for
  sale                                 $898,932   $14,378     $9,790   $903,520
                                       ========   =======     ======   ========

                                                         2006
                                       ----------------------------------------
                                                   Gross      Gross
                                       Amortized Unrealized Unrealized  Fair
                                         Cost      Gains      Losses    Value
                                       --------- ---------- ---------- --------
                                                    (in thousands)
Fixed maturities, available for sale
   U.S. Treasury securities and
     obligations of U.S. Government
     corporations and agencies         $ 10,857   $    94     $   54   $ 10,897
   Foreign government bonds               9,657       820         --     10,477
   Residential mortgage-backed
     securities                         129,020     1,296        111    130,205
   Commercial mortgage-backed
     securities                         112,022     1,439        125    113,336
   Asset-Backed Securities              169,509       817        733    169,593
   Corporate securities                 481,627     8,835      4,045    486,417
                                       --------   -------     ------   --------
Total fixed maturities, available for
  sale                                 $912,692   $13,301     $5,068   $920,925
                                       ========   =======     ======   ========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2007, is shown below:

                                                             Available for Sale
                                                             ------------------
                                                             Amortized  Fair
                                                               Cost     Value
                                                             --------- --------
                                                               (in thousands)
Due in one year or less                                      $ 30,056  $ 30,215
Due after one year through five years                         193,226   197,730
Due after five years through ten years                        193,851   193,793
Due after ten years                                            62,954    61,964
Residential mortgage-backed securities                        113,398   115,566
Commercial mortgage-backed securities                         177,902   179,799
Asset-Backed Securities                                       127,545   124,453
                                                             --------  --------
Total                                                        $898,932  $903,520
                                                             ========  ========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2007, 2006, and 2005 were $202 million, $949 million, and $649 million, respectively. Proceeds from maturities of fixed maturities available for sale during 2007, 2006, and 2005 were $66 million, and $96 million, and $128 million, respectively. Gross gains of $2 million, $1 million, and $4 million, and gross losses of $1 million, $15 million, and $5 million were realized on those sales during 2007, 2006, and 2005, respectively.

The writedowns for impairments that were deemed to be other than temporary for fixed maturities for the years 2007, 2006 and 2005 are less than $1 million respectively.

Other Long term Investments

The following table provides information relating to other long term investments as of December 31:

                                                                  2007    2006
                                                                 ------- ------
                                                                 (in thousands)
 Company's investment in Separate accounts                       $ 3,049 $2,464
 Equity securities                                                 4,408  4,417
 Derivatives                                                       2,582  2,565
                                                                 ------- ------
 Total other long- term investments                              $10,039 $9,446
                                                                 ======= ======

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                       2007     2006     2005
                                                     -------  -------  -------
                                                           (in thousands)
Fixed maturities, available for sale                 $52,845  $55,625  $52,085
Policy loans                                           8,863    8,632    8,523
Commercial loans                                       4,641    1,789      415
Short term investments and cash equivalents            3,356    4,082    3,660
Other                                                    751      599      625
                                                     -------  -------  -------
Gross investment income                               70,456   70,727   65,308
   Less: investment expenses                          (3,751)  (5,099)  (5,111)
                                                     -------  -------  -------
Net investment income                                $66,705  $65,628  $60,197
                                                     =======  =======  =======

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)



Realized investment (losses)/ gains, net, including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                                        2007     2006     2005
                                                      -------  --------  -----
                                                           (in thousands)
 Fixed maturities, available for sale                 $   965  $(14,374) $(316)
 Derivatives and other                                 (3,166)      474    (13)
                                                      -------  --------  -----
 Realized investment losses, net                      $(2,201) $(13,900) $(329)
                                                      =======  ========  =====

Commercial Loans

The Company's commercial loans are comprised as follows as at December 31:

                                            2007                  2006
                                    --------------------  --------------------
                                        Amount     % of       Amount     % of
                                    (in thousands) Total  (in thousands) Total
                                    -------------- -----  -------------- -----
Collateralized loans by property
  type
Apartment complexes                    $ 11,863     11.6%    $12,315      25.1%
Agricultural properties                  16,469     16.1%      8,084      16.5%
Industrial buildings                     20,773     20.3%      7,348      15.0%
Retail stores                             8,826      8.7%      8,940      18.2%
Office buildings                         16,980     16.6%      5,363      10.9%
Other                                    27,232     26.7%      7,031      14.3%
                                       --------    -----     -------     -----
Total collateralized loans              102,143    100.0%     49,081     100.0%
                                                   =====                 =====
Valuation allowance                        (560)                (102)
                                       --------              -------
Total net collateralized loans          101,583               48,979
                                       --------              -------
Total commercial loans                 $101,583              $48,979
                                       ========              =======

The commercial loans are geographically dispersed throughout the United States with the largest concentrations in Virginia (12%) and Minnesota (12%) at December 31, 2007.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

                                                                 2007 2006 2005
                                                                 ---- ---- ----
                                                                 (in thousands)
 Allowance for losses, beginning of year                         $102 $ -- $--
 Addition to allowance for losses                                 458  102  --
                                                                 ---- ---- ---
 Allowance for losses, end of year                               $560 $102 $--
                                                                 ==== ==== ===

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


Net Unrealized Investment Gains (Losses)

Net unrealized investment gains on fixed maturities available for sale are included in the Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include adjustments to exclude from "Accumulated other comprehensive income (loss)" those items that are included as part of "net income" for a period that also had been part of "Accumulated other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                                              Accumulated other
                                                                                                                Comprehensive
                                                                                                                Income (Loss)
                                                                        Deferred                   Deferred    Related to Net
                                                        Net Unrealized   policy    Policyholders' Income Tax     Unrealized
                                                        Gains (Losses) Acquisition    Account     (Liability)    Investment
                                                        on Investments    Costs       Balances      Benefit    Gains (Losses)
                                                        -------------- ----------- -------------- ----------- -----------------
                                                                                    (in thousands)
Balance, January 1, 2005                                   $ 29,496     $(11,849)     $ 2,731       $(7,132)      $ 13,246
   Net investment (losses) on investments arising
     during the period                                      (28,357)          --           --         9,926        (18,431)
   Reclassification adjustment for gains included in
     net income                                                 314           --           --          (111)           203
   Impact of net unrealized investment losses on
     deferred policy acquisition costs                           --       11,961           --        (4,186)         7,775
   Impact of net unrealized investment gain on
     policyholders' account balances                             --           --       (3,012)        1,054         (1,958)
                                                           --------     --------      -------       -------       --------
Balance, December 31, 2005                                 $  1,453     $    112      $  (281)      $  (449)      $    835
   Net investment gains on investments arising during
     the period                                              21,752           --           --        (7,613)        14,139
   Reclassification adjustment for gain included in
     net income                                             (14,373)          --           --         5,031         (9,342)
   Impact of net unrealized investment (losses) on
     deferred policy acquisition costs                           --       (3,701)          --         1,295         (2,406)
   Impact of net unrealized investment (losses) on
     policyholders' account balances                             --           --        1,194          (418)           776
                                                           --------     --------      -------       -------       --------
Balance, December 31, 2006                                 $  8,832     $ (3,589)     $   913       $(2,154)      $  4,002
   Net investment (losses) on investments arising
     during the period                                       (3,970)          --           --         1,389         (2,581)
   Reclassification adjustment for (losses) included
     in net income                                              965           --           --          (338)           627
   Impact of net unrealized investment gains on
     deferred policy acquisition costs                           --        2,406           --          (842)         1,564
   Impact of net unrealized investment gains on
     policyholders' account balances                             --           --         (828)          290           (538)
                                                           --------     --------      -------       -------       --------
Balance, December 31, 2007                                 $  5,827     $ (1,183)     $    85       $(1,655)      $  3,074
                                                           ========     ========      =======       =======       ========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


The table below presents net unrealized gains on investments by asset class at December 31,

                                                            2007   2006   2005
                                                           ------ ------ ------
                                                              (in thousands)
Fixed maturities                                           $4,588 $8,233 $  857
Other long term investments                                 1,239    599    596
                                                           ------ ------ ------
Unrealized gains on investments                            $5,827 $8,832 $1,453
                                                           ====== ====== ======

Included in other long term investments are equity securities.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2006 and 2005 respectively:

                                     Less than twelve    Twelve months or
                                          months               more                Total
                                    ------------------- ------------------- -------------------
                                     Fair    Unrealized  Fair    Unrealized  Fair    Unrealized
                                     Value     Losses    Value     Losses    Value     Losses
                                    -------- ---------- -------- ---------- -------- ----------
                                                          (in thousands)
Fixed maturities, available for
  sale: 2007
U.S. Treasury securities and
  obligations of U.S. government
  corporations and agencies         $  6,289   $   --   $     --   $   --   $  6,289   $   --
Foreign government bonds               9,529       --         --       --      9,529       --
Corporate securities                 386,167    2,868     72,279    2,955    458,446    5,823
Residential mortgage-backed
  securities                         110,388       --      2,973       36    113,361       36
Commercial mortgage-backed
  securities                         172,559      164      5,176        3    177,735      167
Asset-Backed Securities               99,202    2,528     24,579    1,236    123,781    3,764
                                    --------   ------   --------   ------   --------   ------
Total                               $784,134   $5,560   $105,007   $4,230   $889,141   $9,790
                                    ========   ======   ========   ======   ========   ======

Fixed maturities, available for
  sale: 2006
U.S. Treasury securities and
  obligations of U.S. government
  corporations and agencies         $    455   $   10   $  2,316   $   44   $  2,771   $   54
Corporate securities                  51,288      712     91,666    3,333    142,954    4,045
Residential mortgage-backed
  securities                           3,310       23      3,722       87      7,032      110
Commercial mortgage-backed
  securities                          19,059       56      6,072       69     25,131      125
Asset-Backed Securities               21,381       87     24,844      646     46,225      733
                                    --------   ------   --------   ------   --------   ------
Total                               $ 95,493   $  888   $128,620   $4,179   $224,113   $5,067
                                    ========   ======   ========   ======   ========   ======

As of December 31, 2007, gross unrealized losses on fixed maturities totaled approximately $9.7 million comprising 384 issuers. Of this amount, there was $5.5 million in the less than twelve months category comprising 337 issuers and $4.2 million in the greater than twelve months category comprising 47 issuers. There were no individual issuers with gross unrealized losses greater than $1.1 million. Investment grade securities was comprised of gross unrealized losses of $7.1 million. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities is not warranted at December 31, 2007.

As of December 31, 2006, gross unrealized losses on fixed maturities totaled approximately $5 million comprising 135 issuers. Of this amount, there was $1 million in the less than twelve months category comprising 56 issuers and $4 million in the greater than twelve months category comprising 79 issuers. There were no individual issuers with gross unrealized losses greater than $0.3 million. Investment grade securities was comprised of gross unrealized losses of $3.4 million and $2 million of gross unrealized losses of twelve months or more were concentrated in the finance, manufacturing, and service sectors. Based on a review of the

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)

above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities is not warranted at December 31, 2006.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2007 and 2006, the carrying values of fixed maturities available for sale pledged to third parties as reported in the Statements of Financial Position were $40 million and $31 million, respectively.

Fixed maturities of $0.3 and $0.5 million at December 31, 2007 and 2006, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balance of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

                                                    2007      2006      2005
                                                  --------  --------  --------
                                                         (in thousands)
 Balance, beginning of year                       $255,849  $225,572  $183,219
 Capitalization of commissions, sales and issue
   expenses                                         50,565    42,918    39,238
 Amortization                                      (35,447)   (8,940)   (8,846)
 Change in unrealized investment gains/(losses)      2,406    (3,701)   11,961
 Cumulative effect of SOP 05-1                        (229)       --        --
                                                  ========  ========  ========
 Balance, end of year                             $273,144  $255,849  $225,572
                                                  ========  ========  ========

Deferred acquisition costs include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Arizona Reinsurance Captive Company, or "PARCC" discussed in Note 13 to the Financial Statements below.

Ceded capitalization was $20 million, $16 million and $14 million in 2007, 2006 and 2005 respectively. Amortization relating to this treaty included in the above table amounted to $4 million in 2007, 2006 and 2005.

5. POLICYHOLDERS' LIABILITIES

Future policy benefits at December 31 are as follows:

                                                                2007     2006
                                                              -------- --------
                                                               (in thousands)
 Life insurance                                               $302,205 $242,936
 Individual and group annuities                                  5,068    4,791
 Policy claims and other contract liabilities                    5,364    2,326
                                                              -------- --------
 Total future policy benefits                                 $312,637 $250,053
                                                              ======== ========

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and Group annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 7.50%.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


5. POLICYHOLDERS' LIABILITIES (continued)


Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present value range from 5.25% to 8.75%, with 8% of the reserves based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company's experience. The interest rates used in the determination of the present values range from 4.04% to 5.85%.

Policyholders' account balances at December 31 are as follows:

                                                                2007     2006
                                                              -------- --------
                                                               (in thousands)
 Interest-sensitive life contracts                            $532,484 $495,150
 Individual annuities                                          203,363  264,892
 Guaranteed interest accounts                                   31,705   34,701
 Dividend accumulations and other                               38,053   42,237
                                                              -------- --------
 Total policyholders' account balances                        $805,605 $836,980
                                                              ======== ========

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates for interest-sensitive life contracts range from 3.00% to 5.15%. Interest crediting rates for individual annuities range from 1.50% to 13.00%, with less than 1% of the policyholders' account balances with interest crediting rates in excess of 8.00%. Interest crediting rates for guaranteed interest accounts range from 3.00% to 6.00%. Interest crediting rates range from 1.50% to 6.23% for dividend accumulations and other.

6. REINSURANCE

The Company participates in reinsurance with Prudential Insurance, PARCC and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote. Effective October 3, 2005, the Company entered into a new coinsurance agreement with Pruco Reinsurance Ltd. (Pruco Re) (see Note 13 to the Financial Statements) providing for the 100% reinsurance of its Lifetime Five benefit feature sold on new business after October 3, 2005.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for both long and short duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the years ended December 31 are below.

                                                   2007       2006      2005
                                                ---------  ---------  --------
                                                        (in thousands)
 Direct premiums and policy charges and fee
   income                                       $ 232,073  $ 184,637  $162,830
 Reinsurance ceded                               (142,780)  (116,040)  (94,074)
                                                ---------  ---------  --------
 Premiums and policy charges and fee income     $  89,293  $  68,597  $ 68,756
                                                =========  =========  ========

 Policyholders' benefits ceded                  $  47,468  $  51,306  $ 41,641
                                                =========  =========  ========
 Realized capital gains (losses) ceded, net     $   1,944  $     632  $     --
                                                =========  =========  ========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


6. REINSURANCE (continued)

Realized capital gains ceded include the reinsurance of the Company's derivatives under SFAS No. 133. Changes in the fair value of the derivatives are recognized through "Realized investment gains".

Reinsurance premiums ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term life insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company's Statements of Financial Position, at December 31, 2007 and 2006 were $187 million and $135 million, respectively.

During 2004, the Company entered into reinsurance contracts with affiliates covering the entire domestic life in force. As a result, all reinsurance contracts are with affiliates as of December 31, 2004. These contracts are described further in Note 13 to the Financial Statements.

The gross and net amounts of life insurance in force at December 31, were as follows:

                                          2007          2006          2005
                                      ------------  ------------  ------------
                                                   (in thousands)
Life insurance face amount in force   $ 78,616,940  $ 63,399,375  $ 52,930,588
Ceded                                  (69,518,388)  (56,034,023)  (46,406,195)
                                      ------------  ------------  ------------
Net amount of life insurance in force $  9,098,552  $  7,365,352  $  6,524,393
                                      ============  ============  ============

7. INCOME TAXES

The components of income tax expense (benefits) for the years ended December 31, are as follows:

                                                       2007     2006     2005
                                                     -------  -------  -------
                                                           (in thousands)
Current tax (benefit) expense:
  U.S.                                               $12,044  $  (596) $ 6,441
                                                     -------  -------  -------
  Total                                               12,044     (596)   6,441
                                                     -------  -------  -------

Deferred tax expense:
  U.S.                                                 3,502   12,073    7,151
                                                     -------  -------  -------
  Total                                                3,502   12,073    7,151
                                                     -------  -------  -------

Total income tax expense on income from operations   $15,546  $11,477  $13,592
  Other comprehensive (loss) income                     (457)   1,721   (6,683)
  Cumulative effect of changes in accounting policy      135       --       --
                                                     -------  -------  -------
Total income tax expense                             $15,224  $13,198  $ 6,909
                                                     =======  =======  =======

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes and cumulative effect of accounting change for the following reasons:

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


7. INCOME TAXES (continued)

                                                       2007     2006     2005
                                                     -------  -------  -------
                                                           (in thousands)
Expected federal income tax expense                  $19,512  $17,644  $18,486
Non taxable investment income                         (4,298)  (5,495)  (2,815)
IRS settlement for examination period 1997 to 2001        --       --   (2,769)
Other                                                    332     (672)     690
                                                     -------  -------  -------
Total income tax expense                             $15,546  $11,477  $13,592
                                                     =======  =======  =======

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                                 2007    2006
                                                                ------- -------
                                                                (in thousands)
 Deferred tax assets
    Other                                                       $   868 $   518
                                                                ------- -------
    Deferred tax assets                                             868     518
                                                                ------- -------

 Deferred tax liabilities
    Deferred acquisition costs                                   67,222  65,760
    Insurance reserves                                            8,679   6,719
    Net unrealized gains on securities                            2,039   3,091
    Other                                                         1,336     426
                                                                ------- -------
    Deferred tax liabilities                                     79,276  75,996
                                                                ------- -------

 Net deferred tax liability                                     $78,408 $75,478
                                                                ======= =======

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable.

On January 1, 2007, the Company adopted FIN No. 48, "Accounting for Uncertainty in Income Taxes," an Interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. Adoption of FIN No. 48 resulted in an increase to the Company's income tax liability and a decrease to retained earnings of $0.2 million as of January 1, 2007.

The Company's unrecognized tax benefits as of the date of adoption of FIN No. 48 and as of December 31, 2007 are as follows:

                                                  Unrecognized      Total
                                    Unrecognized  tax benefits   unrecognized
                                    tax benefits    2002 and   tax benefits all
                                    prior to 2002   forward         years
                                    ------------- ------------ ----------------
                                                  (in thousands)
Amounts as of January 1, 2007          $3,597        $1,680         $5,277

(Decreases) in unrecognized tax
  benefits taken in prior period            0          (210)          (210)
Increases in unrecognized tax
  benefits taken in current period          0             0              0
                                       ------        ------         ------
Amount as of December 31, 2007         $3,597        $1,470         $5,067
                                       ======        ======         ======
Unrecognized tax benefits that, if
  recognized, would favorably
  impact the effective rate as of
  December 31, 2007                    $3,597        $    0         $3,597
                                       ======        ======         ======

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


7. INCOME TAXES (continued)


The Company classifies all interest and penalties related to tax uncertainties as income tax expense. In 2007, the Company recognized $0.1 million in the statement of operations and recognized $0.6 million in liabilities in the statement of financial position for tax-related interest and penalties.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (the Service) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (tax attributes), the statute of limitations does not close, to the extent of these tax attributes, until the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to our liability for income taxes. Any such adjustment could be material to our results of operations for any given quarterly or annual period based, in part, upon the results of operations for the given period. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

On January 26, 2006, the Service officially closed the audit of the Company's consolidated federal income tax returns for the 1997 to 2001 periods. As a result of certain favorable resolutions, the Company's consolidated statement of operations for the year ended December 31, 2005 included an income tax benefit of $3 million, reflecting a reduction in the Company's liability for income taxes. The statute of limitations has closed for these tax years; however, there were tax attributes which were utilized in subsequent tax years for which the statute of limitations remains open.

In December 2006, the Service completed all fieldwork with regards to its examination of the consolidated federal income tax returns for tax years 2002-2003. The final report was submitted to the Joint Committee on Taxation for their review in April 2007. In July 2007, the Joint Committee returned the report to the Service for additional review of an industry issue regarding the methodology for calculating the dividends received deduction related to variable life insurance and annuity contracts. The Company is responding to the Service's request for additional information. In August 2007, the Service issued Revenue Ruling 2007-54. Revenue Ruling 2007-54 included among other items, guidance on the methodology to be followed in calculating the dividends received deduction related to variable life insurance and annuity contracts. In September 2007, the Service released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the Service intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the dividends received deduction related to variable life insurance and annuity contracts. These activities had no impact on the Company's 2007 results. The statute of limitations for the 2002-2003 tax years expires in 2009.

In January 2007, the Service began an examination of tax years 2004 through 2006. For tax year 2007, the Company participated in the Service's new Compliance Assurance Program (CAP). Under CAP, the Service assigns an examination team to review completed transactions contemporaneously during the 2007 tax year in order to reach agreement with the Company on how they should be reported in the tax return. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed It is management's expectation this new program will significantly shorten the time period between the Company's filing of its federal income tax return and the Service's completion of its examination of the return.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (2) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or
(3) the highest contract value on a specified date minus any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period including withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits." In 2007 and 2006 there were no gains or losses on transfers of assets from the general account to a separate account.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)


For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2007 and 2006, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                       December 31, 2007                  December 31, 2006
                               ---------------------------------- ----------------------------------
                               In the Event of At Annuitization / In the Event of At Annuitization /
                                    Death       Accumulation (1)       Death       Accumulation (1)
                               --------------- ------------------ --------------- ------------------
                                         (in thousands)                     (in thousands)
Variable Annuity Contracts
Return of net deposits
Account value                     $ 487,411               N/A        $ 410,196               N/A
Net amount at risk                $     226               N/A        $     120               N/A
   Average attained age of
     contractholders               61 years               N/A         62 years               N/A

Minimum return or contract
  value
Account value                     $ 759,163        $  424,432        $ 768,746        $  286,577
Net amount at risk                $  14,201        $    1,848        $  21,413        $       72
   Average attained age of
     contractholders               64 years          60 years         64 years          59 years
Average period remaining
  until earliest expected
  annuitization                         N/A         4.5 years              N/A         5.5 years

--------
(1) Includes income and withdrawal benefits as described herein

                Unadjusted Value Adjusted Value Unadjusted Value Adjusted Value
                ---------------- -------------- ---------------- --------------
Market value
  adjusted
  annuities
Account value       $21,878         $21,751         $26,543         $26,856

                                            December 31, 2007 December 31, 2006
                                            ----------------- -----------------
                                                   In the Event of Death
                                            -----------------------------------
                                                      (in thousands)
Variable Life, Variable Universal Life and
  Universal Life Contracts

No Lapse Guarantees
Separate account value                         $  500,409        $  466,859
General account value                          $  128,861        $  103,006
Net amount at risk                             $6,203,427        $5,982,110
Average attained age of contractholders                46                44

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                            December 31, 2007 December 31, 2006
                                            ----------------- -----------------
                                                      (in thousands)
 Equity funds                                  $  628,868         $672,087
 Bond funds                                        63,058           65,380
 Balanced funds                                   330,787          159,423
 Money market funds                                23,316           22,086
 Specialty funds                                    6,228            3,364
                                               ----------         --------
    Total                                      $1,052,257         $922,340
                                               ==========         ========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)


In addition to the above mentioned amounts invested in separate account investment options, $194.3 million and $256.6 million of account balances of variable annuity contracts with guarantees (inclusive of contracts with MVA features) were invested in general account investment options in 2007 and 2006 respectively.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum withdrawal benefits ("GMWB"), guaranteed minimum income and withdrawal benefits ("GMIWB"), are considered to be bifurcated embedded derivatives under SFAS No. 133. Changes in the fair value of these derivatives, along with any fees received or payments made relating to the derivative, are recorded in "Realized investment gains (losses), net." The liabilities for GMWB, and GMIWB are included in "Future policy benefits." The Company maintains a portfolio of derivative investments that serve as an economic hedge of the risks of these products, for which the changes in fair value are also recorded in "Realized investment gains (losses), net." This portfolio of derivatives investments does not qualify for hedge accounting treatment under U.S. GAAP.

                                                 GMDB    GMIB   GMIWB   Total
                                                ------  -----  ------  -------
                                                        (in thousands)
Balance as of January 1, 2005                   $1,241  $ 126  $   --  $ 1,367
   Incurred guarantee benefits /(1)/             1,809    189      --    1,998
   Paid guarantee benefits                        (701)    --      --     (701)
                                                ------  -----  ------  -------
Balance as of December 31, 2005+                $2,349  $ 315  $   --  $ 2,664
   Incurred guarantee benefits /(1)/             2,507    249    (130)   2,626
   Paid guarantee benefits                        (317)    --      --     (317)
                                                ------  -----  ------  -------
Balance as of December 31, 2006                 $4,539  $ 564  $ (130) $ 4,973
   Incurred guarantee benefits /(1)/             3,157   (148)  3,217    6,226
   Paid guarantee benefits                        (251)    --      --     (251)
                                                ------  -----  ------  -------
Balance as of December 31, 2007                 $7,445  $ 416  $3,087  $10,948
                                                ======  =====  ======  =======
--------
(1) Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates effecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMIWB features predominantly present a benefit that provides a contractholder with two optional methods to receive guaranteed minimum payments over time - a "withdrawal" option (available on only one of registrant's GMIWB features) and an "income" option (available under each of registrant's GMIWB features). The withdrawal option guarantees that, upon the election of such benefit, a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal; (2) cumulative premiums when withdrawals commence, less

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contractholder can withdraw a specified percentage of the "protected value" each year for the annuitant's life (or joint lives, in the case of the spousal version of the benefit). The Company has several variations of this GMIWB that vary, among other things, with regard to how the protected value is calculated and how the customer may make withdrawals.

Deferred Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

                                                       2007     2006     2005
                                                     -------  -------  -------
                                                           (in thousands)
Balance, beginning of year                           $19,013  $13,616  $11,115
Capitalization                                         5,869    6,382    3,863
Amortization                                          (2,925)    (985)  (1,362)
                                                     -------  -------  -------
Balance, end of year                                 $21,957  $19,013  $13,616
                                                     =======  =======  =======

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net (loss) to income of the Company amounted to $(8) million, $1 million, and $(1) million for the years ended December 31, 2007, 2006 and 2005, respectively. Statutory surplus of the Company amounted to $130 million and $137 million at December 31, 2007 and 2006, respectively.

The Company is subject to New Jersey law. The maximum amount of dividends, which can be paid by State of New Jersey insurance companies to shareholders without prior approval of the Insurance Commissioner, is subject to N.J.S.A.17:27A-4.c(2)(b). There have been no dividend payments to the Company's parent in 2007, 2006 or 2005.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 11 to the Financial Statements for a discussion of derivative instruments.

Fixed maturities

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private investments, the fair value is determined typically by using a discounted cash flow model, which considers current market credit spreads for publicly traded issues with similar terms by companies of comparable credit quality, and an additional spread component for the reduced liquidity associated with private placements. This additional spread component is determined based on surveys of various third party financial institutions. Historically, changes in estimated future cash flows or the assessment of an issuer's credit quality have been the more significant factors in determining fair values. In determining the fair value of certain fixed maturity securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the security.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


10. FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)


Commercial Loans

The fair value of commercial loans, other than those held by the Company's commercial mortgage operations, is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, and adjusted for the current market spread for similar quality loans.

The fair value of commercial loans held by the Company's commercial mortgage operations is based upon various factors, including the terms of the loans, the intended exit strategy for the loans based upon either a securitization pricing model or commitments from investors, prevailing interest rates, and credit risk.

Policy loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts

For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

The following table discloses the carrying amounts and fair values of the Company's financial instruments at December 31:

                                            2007                  2006
                                    --------------------- ---------------------
                                     Carrying              Carrying
                                      Value    Fair Value   Value    Fair Value
                                    ---------- ---------- ---------- ----------
                                                  (in thousands)
Financial assets:

Fixed maturities, available for
  sale                              $  903,520 $  903,520 $  920,925 $  920,925
Policy loans                           166,373    187,181    160,614    171,887
Short term investments                  12,376     12,376     11,259     11,259
Commercial loans                       101,583    103,815     48,979     49,308
Cash and cash equivalents               33,185     33,185     59,543     59,543
Separate account assets              2,926,421  2,926,421  2,619,586  2,619,586
Derivatives                              2,582      2,582      2,565      2,565
Equity Securities                        4,408      4,408      4,417      4,417

Financial liabilities:

Investment contracts                $   63,721 $   63,721 $   71,316 $   71,316
Cash collateral for loaned
  securities                            26,060     26,060     28,212     28,212
Securities sold under repurchase
  agreements                            14,621     14,621      4,005      4,005
Short Term Debt to affiliates           55,863     55,863     25,348     25,348
Separate account liabilities         2,926,421  2,926,421  2,619,586  2,619,586

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Exchange-traded futures are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures transactions with regulated futures commissions merchants that are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk.

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name's public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

Embedded Derivatives

As described in Note 8, the Company sells variable annuity products which contain embedded derivatives. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees which are determined using valuation models. The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. These reinsurance agreements are derivatives and have been accounted for in the same manner as the embedded derivative.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties that is related to the financial derivative transactions. The Company manages credit risk by entering into derivative transactions with major commercial and investment banks and other creditworthy counterparties, and by obtaining collateral where appropriate and by limiting its single party credit exposures.

The credit exposure of the Company's over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. Substantially all of the Company's over-the-counter derivative contracts are transacted with an affiliate. The Company effects exchange-traded futures and options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $19 million of commercial loans in 2007. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $14 million in 2007.

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing, administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In these cases, we offer customers appropriate remediation and may incur charges and expenses, including the costs of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Proceedings

The Company's litigation and regulatory matters are subject to legal and regulatory actions in the ordinary course of its businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. The Company may also be subject to litigation arising out of its general business activities, such as investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

The Company's litigation and regulatory matters are subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses in 2005 reflect a change in allocations implemented during the fourth quarter of 2005. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $0.1 million for the twelve months ended December 31, 2007. The expense charged to the Company for the deferred compensation program was $0.5 million and $0.6 million for the twelve months ended December 31, 2007 and 2006, respectively.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


13. RELATED PARTY TRANSACTIONS (Continued)


The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earning and length of service. While others are based on an account balance, which takes into consideration age, service and earnings during career.

Prudential Insurance sponsors voluntary savings plan for the Company's employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged the Company for the matching contribution to the plans was $0.5 million in 2007, and $0.4 million in both 2006 and 2005.

The Company's share of net expense for the pension plans was $1 million in 2007 and 2006, and $0.7 million in 2005.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Management Fee Income

Beginning October 1, 2002, in accordance with a servicing agreement with Prudential Investments LLC, the Company receives fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). Also the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds. These revenues are recorded as "Asset management fees" in the Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold two Corporate Owned Life Insurance ("COLI") policies to Prudential Insurance, and one during the third quarter of 2007 to Prudential Financial, Inc. The cash surrender value included in separate accounts was $606 million and $508 million at December 31, 2007 and December 31, 2006, respectively. Fees related to the COLI policies were $17 million, $5 million and $5 million for the years ending December 31, 2007, 2006 and 2005, respectively.

Reinsurance with Affiliates

Prudential Arizona Reinsurance Capitive Company (PARCC)

The Company reinsures with PARCC 90% of the risks under its term life insurance policies through an automatic and facultative coinsurance agreement. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. Reinsurance recoverables related to this agreement were $177 million and $128 million as of December 31, 2007 and 2006, respectively. Premiums ceded to PARCC in 2007, 2006, and 2005 were $108 million, $86 million and $70 million, respectively. Benefits ceded in 2007, 2006 and 2005 were $24 million, $23 million, and $19 million respectively.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks, not otherwise reinsured. Reinsurance recoverable related to this agreement was $5 million and $7 million as of December 31, 2007 and December 2006 respectively. Premiums and fees ceded to Prudential Insurance in 2007, 2006 and 2005 were $33 million, $30 million and $24 million, respectively. Benefits ceded in 2007, 2006 and 2005 were $23 million, $28 million, and $22 million, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

Pruco Reinsurance Ltd. (Pruco Re)

During 2005 and 2006, the Company entered into reinsurance agreements with Pruco Re as part of its risk management and capital management strategies for annuities. Effective October 3, 2005, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Lifetime Five benefit feature sold on its annuities after October 3, 2005.

Effective May 26, 2006, the Company entered into a new coinsurance agreement with Pruco Reinsurance, Ltd. providing for the 100% reinsurance of its Spousal Lifetime Five benefit feature sold on its annuities. Premiums and benefits ceded related to this treaty are de minimis. Reinsurance recoverables related to this agreement were $3 million as of December 31, 2007.

Effective November 20, 2006, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime Five benefit feature sold on its annuities.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


13. RELATED PARTY TRANSACTIONS (Continued)


Purchase of fixed maturities from an affiliate

During 2007, the Company purchased fixed maturities securities from an affiliated company, Commerce Street. The investments included collateralized mortgage backed securities. These securities were recorded at an amortized cost of $42 million and a fair value of $42 million. The net difference between historic amortized cost and the fair value, net of taxes was less than $1 million.

Debt Agreements

The Company has an agreement with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance which allows it to borrow funds for working capital and liquidity needs. The borrowings under this agreement are limited to $100 million. There was $56 million of debt outstanding to Prudential Funding, LLC as of December 31, 2007 as compared to $25 million at December 31, 2006. Interest expense related to this agreement was $0.5 million in 2007 and $1 million in 2006, with related interest charged at a variable rate of 4.26% to 5.86%. As of December 31, 2007 and 2006, there was $41 million and $32 million, respectively, of asset-based financing.

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2007 and 2006 are summarized in the table below:

                                          Three months ended (in thousands)
                                      -----------------------------------------
                                      March 31 June 30 September 30 December 31
                                      -------- ------- ------------ -----------
2007
Total revenues                        $38,111  $40,702   $46,473      $39,682
Total benefits and expenses            25,023   26,204    28,970       29,022
Income from operations before income
  taxes                                13,088   14,498    17,503       10,660
Net income                              9,766    9,985    12,408        8,044
                                      =======  =======   =======      =======

2006
Total revenues                        $31,603  $30,459   $29,015      $38,413
Total benefits and expenses            24,282   26,918     3,999       23,880
Income from operations before income
  taxes                                 7,321    3,541    25,016       14,533
Net income                              5,748    2,862    19,210       11,114
                                      =======  =======   =======      =======

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

                                                                          SUBACCOUNTS
                                           ------------------------------------------------------------------------
                                                                                                         Prudential
                                            Prudential     Prudential                       Prudential   High Yield
                                           Money Market Diversified Bond Prudential Equity    Value         Bond
                                            Portfolio      Portfolio         Portfolio      Portfolio    Portfolio
                                           ------------ ---------------- ----------------- -----------  -----------
ASSETS
  Investment in the portfolios, at value.. $22,031,750    $36,373,527       $39,447,369    $41,707,063  $18,566,855
                                           -----------    -----------       -----------    -----------  -----------
  Net Assets.............................. $22,031,750    $36,373,527       $39,447,369    $41,707,063  $18,566,855
                                           ===========    ===========       ===========    ===========  ===========

NET ASSETS, representing:
  Accumulation units...................... $22,031,750    $36,373,527       $39,447,369    $41,707,063  $18,566,855
                                           -----------    -----------       -----------    -----------  -----------
                                           $22,031,750    $36,373,527       $39,447,369    $41,707,063  $18,566,855
                                           ===========    ===========       ===========    ===========  ===========

  Units outstanding.......................  18,165,989     21,214,216        18,581,432     15,800,837   11,056,069
                                           ===========    ===========       ===========    ===========  ===========

  Portfolio shares held...................   2,203,175      3,337,021         1,329,537      1,779,312    3,647,712
  Portfolio net asset value per share..... $     10.00    $     10.90       $     29.67    $     23.44  $      5.09
  Investment in portfolio shares, at
   cost................................... $22,031,750    $36,929,280       $36,446,814    $38,014,450  $22,528,888

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                          SUBACCOUNTS
                                           ------------------------------------------------------------------------
                                                                                                         Prudential
                                            Prudential     Prudential                       Prudential   High Yield
                                           Money Market Diversified Bond Prudential Equity    Value         Bond
                                            Portfolio      Portfolio         Portfolio      Portfolio    Portfolio
                                           ------------ ---------------- ----------------- -----------  -----------
INVESTMENT INCOME
  Dividend income......................... $ 1,165,711    $ 1,897,241       $   420,298    $   610,577  $ 1,416,243
                                           -----------    -----------       -----------    -----------  -----------
EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............     347,092        530,968           593,696        710,734      282,097
                                           -----------    -----------       -----------    -----------  -----------

NET INVESTMENT INCOME (LOSS)..............     818,619      1,366,273          (173,398)      (100,157)   1,134,146
                                           -----------    -----------       -----------    -----------  -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....           0              0            26,616      4,932,270            0
  Realized gain (loss) on shares
   redeemed...............................           0       (101,780)          365,152      2,853,632     (594,543)
  Net change in unrealized gain (loss) on
   investments............................           0        294,233         2,930,102     (6,727,242)    (284,052)
                                           -----------    -----------       -----------    -----------  -----------

NET GAIN (LOSS) ON
   INVESTMENTS............................           0        192,453         3,321,870      1,058,660     (878,595)
                                           -----------    -----------       -----------    -----------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................. $   818,619    $ 1,558,726       $ 3,148,472    $   958,503  $   255,551
                                           ===========    ===========       ===========    ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A1

                                             SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------
                                            Prudential                                  Premier VIT
Prudential                    Prudential       Small       T. Rowe Price  T. Rowe Price    OpCap      Premier VIT
Stock Index    Prudential      Jennison   Capitalization   International  Equity Income   Managed     OpCap Small
 Portfolio  Global Portfolio  Portfolio   Stock Portfolio Stock Portfolio   Portfolio    Portfolio   Cap Portfolio
----------- ---------------- -----------  --------------- --------------- ------------- -----------  -------------
$47,587,449   $11,567,490    $41,555,345    $ 8,141,963     $3,888,552     $12,300,133  $12,654,188   $ 7,788,442
-----------   -----------    -----------    -----------     ----------     -----------  -----------   -----------
$47,587,449   $11,567,490    $41,555,345    $ 8,141,963     $3,888,552     $12,300,133  $12,654,188   $ 7,788,442
===========   ===========    ===========    ===========     ==========     ===========  ===========   ===========

$47,587,449   $11,567,490    $41,555,345    $ 8,141,963     $3,888,552     $12,300,133  $12,654,188   $ 7,788,442
-----------   -----------    -----------    -----------     ----------     -----------  -----------   -----------
$47,587,449   $11,567,490    $41,555,345    $ 8,141,963     $3,888,552     $12,300,133  $12,654,188   $ 7,788,442
===========   ===========    ===========    ===========     ==========     ===========  ===========   ===========

 24,905,268     5,610,679     22,124,748      3,135,027      2,261,232       5,155,831    7,336,837     3,078,372
===========   ===========    ===========    ===========     ==========     ===========  ===========   ===========

  1,291,733       469,841      1,766,058        382,072        219,568         519,212      327,659       266,819
$     36.84   $     24.62    $     23.53    $     21.31     $    17.71     $     23.69  $     38.62   $     29.19

$42,859,423   $ 9,191,050    $40,111,944    $ 6,511,609     $3,173,603     $10,416,986  $13,347,154   $ 7,509,274

                                             SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------
                                            Prudential                                  Premier VIT
Prudential                    Prudential       Small       T. Rowe Price  T. Rowe Price    OpCap      Premier VIT
Stock Index    Prudential      Jennison   Capitalization   International  Equity Income   Managed     OpCap Small
 Portfolio  Global Portfolio  Portfolio   Stock Portfolio Stock Portfolio   Portfolio    Portfolio   Cap Portfolio
----------- ---------------- -----------  --------------- --------------- ------------- -----------  -------------
$   786,136   $   126,348    $   120,577    $    52,166     $   53,862     $   230,824  $   300,112   $         0
-----------   -----------    -----------    -----------     ----------     -----------  -----------   -----------
    756,880       181,947        618,833        133,229         54,784         193,716      192,988       122,580
-----------   -----------    -----------    -----------     ----------     -----------  -----------   -----------

     29,256       (55,599)      (498,256)       (81,063)          (922)         37,108      107,124      (122,580)
-----------   -----------    -----------    -----------     ----------     -----------  -----------   -----------
          0             0              0        594,010        432,823         762,405    1,012,057     1,949,231
  1,111,400       675,517       (367,174)       714,532        192,600         724,962       (2,607)      266,177

    899,918       507,545      5,180,495     (1,302,198)      (204,805)     (1,201,537)    (869,862)   (2,101,605)
-----------   -----------    -----------    -----------     ----------     -----------  -----------   -----------

  2,011,318     1,183,062      4,813,321          6,344        420,618         285,830      139,588       113,803
-----------   -----------    -----------    -----------     ----------     -----------  -----------   -----------

$ 2,040,574   $ 1,127,463    $ 4,315,065    $   (74,719)    $  419,696     $   322,938  $   246,712   $    (8,777)
===========   ===========    ===========    ===========     ==========     ===========  ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A2

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

                                                                       SUBACCOUNTS
                                           -------------------------------------------------------------------
                                                          Janus Aspen   Janus Aspen
                                                           Large Cap   International
                                                            Growth        Growth
                                                          Portfolio -   Portfolio -
                                           AIM V.I. Core Institutional Institutional MFS Research MFS Emerging
                                            Equity Fund     Shares        Shares        Series    Growth Series
                                           ------------- ------------- ------------- ------------ -------------
ASSETS
  Investment in the portfolios, at value..  $17,236,960   $11,084,036   $24,465,363   $3,140,323   $10,697,286
                                            -----------   -----------   -----------   ----------   -----------
  Net Assets..............................  $17,236,960   $11,084,036   $24,465,363   $3,140,323   $10,697,286
                                            ===========   ===========   ===========   ==========   ===========

NET ASSETS, representing:
  Accumulation units......................  $17,236,960   $11,084,036   $24,465,363   $3,140,323   $10,697,286
                                            -----------   -----------   -----------   ----------   -----------
                                            $17,236,960   $11,084,036   $24,465,363   $3,140,323   $10,697,286
                                            ===========   ===========   ===========   ==========   ===========

  Units outstanding.......................    9,003,965     6,189,546     5,606,685    1,759,324     6,070,920
                                            ===========   ===========   ===========   ==========   ===========

  Portfolio shares held...................      592,132       419,373       374,317      154,848       427,720
  Portfolio net asset value per share.....  $     29.11   $     26.43   $     65.36   $    20.28   $     25.01
  Investment in portfolio shares, at
   cost...................................  $14,517,951   $11,071,848   $10,600,156   $2,739,146   $10,073,659

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                       SUBACCOUNTS
                                           -------------------------------------------------------------------
                                                          Janus Aspen   Janus Aspen
                                                           Large Cap   International
                                                            Growth        Growth
                                                          Portfolio -   Portfolio -
                                           AIM V.I. Core Institutional Institutional MFS Research MFS Emerging
                                            Equity Fund     Shares        Shares        Series    Growth Series
                                           ------------- ------------- ------------- ------------ -------------
INVESTMENT INCOME
  Dividend income.........................  $   195,326   $    81,808   $   148,294   $   24,705   $         0
                                            -----------   -----------   -----------   ----------   -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............      266,444       164,075       336,746       47,504       151,247
                                            -----------   -----------   -----------   ----------   -----------

NET INVESTMENT INCOME (LOSS)..............      (71,118)      (82,267)     (188,452)     (22,799)     (151,247)
                                            -----------   -----------   -----------   ----------   -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....            0             0             0            0             0
  Realized gain (loss) on shares
   redeemed...............................      679,891      (126,227)    3,035,971       88,061       (67,212)
  Net change in unrealized gain (loss) on
   investments............................      680,218     1,704,292     2,830,778      325,287     2,143,405
                                            -----------   -----------   -----------   ----------   -----------

NET GAIN (LOSS) ON
   INVESTMENTS............................    1,360,109     1,578,065     5,866,749      413,348     2,076,193
                                            -----------   -----------   -----------   ----------   -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................  $ 1,288,991   $ 1,495,798   $ 5,678,297   $  390,549   $ 1,924,946
                                            ===========   ===========   ===========   ==========   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A3

                                                   SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                 Prudential SP
                                                                     Prudential                                  T. Rowe Price
Credit Suisse                  Franklin Small-Mid   Prudential      Diversified                                    Large Cap
Trust Global  American Century     Cap Growth     Jennison 20/20    Conservative   Davis Value AllianceBernstein    Growth
  Small Cap    VP Value Fund       Securities     Focus Portfolio Growth Portfolio  Portfolio  Large Cap Growth    Portfolio
------------- ---------------- ------------------ --------------- ---------------- ----------- ----------------- -------------
 $1,970,951      $4,114,510        $4,026,498       $6,538,465       $6,733,719    $5,104,864     $  813,222      $3,105,139
 ----------      ----------        ----------       ----------       ----------    ----------     ----------      ----------
 $1,970,951      $4,114,510        $4,026,498       $6,538,465       $6,733,719    $5,104,864     $  813,222      $3,105,139
 ==========      ==========        ==========       ==========       ==========    ==========     ==========      ==========
 $1,970,951      $4,114,510        $4,026,498       $6,538,465       $6,733,719    $5,104,864     $  813,222      $3,105,139
 ----------      ----------        ----------       ----------       ----------    ----------     ----------      ----------
 $1,970,951      $4,114,510        $4,026,498       $6,538,465       $6,733,719    $5,104,864     $  813,222      $3,105,139
 ==========      ==========        ==========       ==========       ==========    ==========     ==========      ==========

  1,450,365       1,981,200         2,176,484        3,704,325        4,528,754     3,938,737      1,133,885       2,510,668
 ==========      ==========        ==========       ==========       ==========    ==========     ==========      ==========

    139,982         550,805           175,753          408,910          568,726       352,546         27,144         401,181
 $    14.08      $     7.47        $    22.91       $    15.99       $    11.84    $    14.48     $    29.96      $     7.74

 $1,972,476      $3,905,454        $3,765,575       $5,371,016       $7,481,991    $3,859,226     $  800,103      $2,534,572

                                                   SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                 Prudential SP
                                                                     Prudential                                  T. Rowe Price
Credit Suisse                  Franklin Small-Mid   Prudential      Diversified                                    Large Cap
Trust Global  American Century     Cap Growth     Jennison 20/20    Conservative   Davis Value AllianceBernstein    Growth
  Small Cap    VP Value Fund       Securities     Focus Portfolio Growth Portfolio  Portfolio  Large Cap Growth    Portfolio
------------- ---------------- ------------------ --------------- ---------------- ----------- ----------------- -------------
 $        0      $   89,046        $        0       $   38,827       $  230,677    $   59,239     $        0      $    7,455
 ----------      ----------        ----------       ----------       ----------    ----------     ----------      ----------


     33,934          72,962            63,106           97,122          101,905        78,583         10,980          51,164
 ----------      ----------        ----------       ----------       ----------    ----------     ----------      ----------

    (33,934)         16,084           (63,106)         (58,295)         128,772       (19,344)       (10,980)        (43,709)
 ----------      ----------        ----------       ----------       ----------    ----------     ----------      ----------
          0         461,765           334,830          593,637          257,291       205,064              0               0

     64,459         256,919           119,581          464,407         (105,197)      372,232        (16,385)         73,945

   (112,348)       (979,387)           57,981         (391,486)          37,057      (366,230)       115,984         175,123
 ----------      ----------        ----------       ----------       ----------    ----------     ----------      ----------


    (47,889)       (260,703)          512,392          666,558          189,151       211,066         99,599         249,068
 ----------      ----------        ----------       ----------       ----------    ----------     ----------      ----------



 $  (81,823)     $ (244,619)       $  449,286       $  608,263       $  317,923    $  191,722     $   88,619      $  205,359
 ==========      ==========        ==========       ==========       ==========    ==========     ==========      ==========

  The accompanying notes are an integral part of these financial statements.

                                      A4

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

                                                                             SUBACCOUNTS
                                           ------------------------------------------------------------------------------


                                           Prudential SP  Prudential SP   Prudential SP    Prudential SP    Prudential SP
                                            Davis Value  Small-Cap Value    Small Cap       PIMCO Total      PIMCO High
                                             Portfolio      Portfolio    Growth Portfolio Return Portfolio Yield Portfolio
                                           ------------- --------------- ---------------- ---------------- ---------------
ASSETS
  Investment in the portfolios, at value..  $16,235,842    $18,750,285      $2,950,231      $38,863,179      $14,641,590
                                            -----------    -----------      ----------      -----------      -----------
  Net Assets..............................  $16,235,842    $18,750,285      $2,950,231      $38,863,179      $14,641,590
                                            ===========    ===========      ==========      ===========      ===========

NET ASSETS, representing:
  Accumulation units......................  $16,235,842    $18,750,285      $2,950,231      $38,863,179      $14,641,590
                                            -----------    -----------      ----------      -----------      -----------
                                            $16,235,842    $18,750,285      $2,950,231      $38,863,179      $14,641,590
                                            ===========    ===========      ==========      ===========      ===========

  Units outstanding.......................   10,347,407     11,377,930       2,559,367       30,298,584       10,018,783
                                            ===========    ===========      ==========      ===========      ===========

  Portfolio shares held...................    1,352,987      1,534,393         387,678        3,330,178        1,489,480
  Portfolio net asset value per share.....  $     12.00    $     12.22      $     7.61      $     11.67      $      9.83
  Investment in portfolio shares, at
   cost...................................  $13,204,862    $19,999,319      $2,465,243      $37,699,256      $15,239,200

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                             SUBACCOUNTS
                                           ------------------------------------------------------------------------------


                                           Prudential SP  Prudential SP   Prudential SP    Prudential SP    Prudential SP
                                            Davis Value  Small-Cap Value    Small Cap       PIMCO Total      PIMCO High
                                             Portfolio      Portfolio    Growth Portfolio Return Portfolio Yield Portfolio
                                           ------------- --------------- ---------------- ---------------- ---------------
INVESTMENT INCOME
  Dividend income.........................  $   132,580    $   153,429      $        0      $ 1,704,852      $ 1,146,261
                                            -----------    -----------      ----------      -----------      -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............      269,909        359,932          48,870          609,651          260,755
                                            -----------    -----------      ----------      -----------      -----------

NET INVESTMENT INCOME (LOSS)..............     (137,329)      (206,503)        (48,870)       1,095,201          885,506
                                            -----------    -----------      ----------      -----------      -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....      560,576      1,204,559         111,032                0          221,039
  Realized gain (loss) on shares
   redeemed...............................      507,498        477,992          93,531          (41,730)         (54,809)
  Net change in unrealized gain (loss) on
   investments............................     (418,116)    (2,628,497)         (8,108)       1,843,715         (740,382)
                                            -----------    -----------      ----------      -----------      -----------

NET GAIN (LOSS) ON
   INVESTMENTS............................      649,958       (945,946)        196,455        1,801,985         (574,152)
                                            -----------    -----------      ----------      -----------      -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................  $   512,629    $(1,152,449)     $  147,585      $ 2,897,186      $   311,354
                                            ===========    ===========      ==========      ===========      ===========

  The accompanying notes are an integral part of these financial statements.

                                      A5

                                                 SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------------------
                                                   Prudential SP                              Prudential SP
   Janus Aspen                                       Strategic    Prudential SP SP Prudential Conservative  Prudential SP
    Large Cap       Prudential SP   Prudential SP     Partners       Mid Cap    U.S. Emerging     Asset     Balanced Asset
Growth Portfolio - Large Cap Value AIM Core Equity Focused Growth    Growth        Growth      Allocation     Allocation
  Service Shares      Portfolio       Portfolio      Portfolio      Portfolio     Portfolio     Portfolio     Portfolio
------------------ --------------- --------------- -------------- ------------- ------------- ------------- --------------

    $ 926,089        $5,867,126      $1,665,243      $1,995,638    $6,642,509    $9,816,377    $28,208,840   $72,092,655
    ---------        ----------      ----------      ----------    ----------    ----------    -----------   -----------
    $ 926,089        $5,867,126      $1,665,243      $1,995,638    $6,642,509    $9,816,377    $28,208,840   $72,092,655
    =========        ==========      ==========      ==========    ==========    ==========    ===========   ===========

    $ 926,089        $5,867,126      $1,665,243      $1,995,638    $6,642,509    $9,816,377    $28,208,840   $72,092,655
    ---------        ----------      ----------      ----------    ----------    ----------    -----------   -----------
    $ 926,089        $5,867,126      $1,665,243      $1,995,638    $6,642,509    $9,816,377    $28,208,840   $72,092,655
    =========        ==========      ==========      ==========    ==========    ==========    ===========   ===========

      774,239         3,975,442       1,415,332       1,531,399     5,266,194     5,535,631     18,007,644    40,173,795
    =========        ==========      ==========      ==========    ==========    ==========    ===========   ===========

       35,510           497,214         190,531         240,438       882,139     1,167,227      2,333,237     5,987,762
    $   26.08        $    11.80      $     8.74      $     8.30    $     7.53    $     8.41    $     12.09   $     12.04

    $ 705,978        $5,124,741      $1,302,185      $1,648,247    $5,546,115    $8,381,303    $24,985,585   $61,405,696

                                                 SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------------------
                                                   Prudential SP                              Prudential SP
   Janus Aspen                                       Strategic    Prudential SP SP Prudential Conservative  Prudential SP
    Large Cap       Prudential SP   Prudential SP     Partners       Mid Cap    U.S. Emerging     Asset     Balanced Asset
Growth Portfolio - Large Cap Value AIM Core Equity Focused Growth    Growth        Growth      Allocation     Allocation
  Service Shares      Portfolio       Portfolio      Portfolio      Portfolio     Portfolio     Portfolio     Portfolio
------------------ --------------- --------------- -------------- ------------- ------------- ------------- --------------

    $  17,613        $  102,596      $   18,826      $        0    $   14,222    $   30,933    $   852,204   $ 1,595,771
    ---------        ----------      ----------      ----------    ----------    ----------    -----------   -----------

       48,814           100,851          27,455          31,137       103,909       184,962        457,143     1,207,158
    ---------        ----------      ----------      ----------    ----------    ----------    -----------   -----------

      (31,201)            1,745          (8,629)        (31,137)      (89,687)     (154,029)       395,061       388,613
    ---------        ----------      ----------      ----------    ----------    ----------    -----------   -----------

            0           390,716          16,419          75,601       538,360       927,075        615,381     1,994,951

      454,579           221,374          62,003          69,706       267,215       836,119        540,016     1,400,755

     (181,493)         (875,879)         34,666         130,538       159,518       (38,637)       516,621     1,471,071
    ---------        ----------      ----------      ----------    ----------    ----------    -----------   -----------

      273,086          (263,789)        113,088         275,845       965,093     1,724,557      1,672,018     4,866,777
    ---------        ----------      ----------      ----------    ----------    ----------    -----------   -----------

    $ 241,885        $ (262,044)     $  104,459      $  244,708    $  875,406    $1,570,528    $ 2,067,079   $ 5,255,390
    =========        ==========      ==========      ==========    ==========    ==========    ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A6

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

                                                                        SUBACCOUNTS
                                           ---------------------------------------------------------------------
                                                         Prudential SP
                                           Prudential SP  Aggressive   Prudential SP
                                           Growth Asset  Growth Asset  International  Prudential SP  Evergreen VA
                                            Allocation    Allocation      Growth      International    Balanced
                                             Portfolio     Portfolio     Portfolio   Value Portfolio     Fund
                                           ------------- ------------- ------------- --------------- ------------
ASSETS
  Investment in the portfolios, at value..  $48,720,859   $5,933,767    $6,707,555     $ 6,326,541     $     3
                                            -----------   ----------    ----------     -----------     -------
  Net Assets..............................  $48,720,859   $5,933,767    $6,707,555     $ 6,326,541     $     3
                                            ===========   ==========    ==========     ===========     =======

NET ASSETS, representing:
  Accumulation units......................  $48,720,859   $5,933,767    $6,707,555     $ 6,326,541     $     3
                                            -----------   ----------    ----------     -----------     -------
                                            $48,720,859   $5,933,767    $6,707,555     $ 6,326,541     $     3
                                            ===========   ==========    ==========     ===========     =======

  Units outstanding.......................   23,637,263    3,380,874     3,564,914       3,193,945           2
                                            ===========   ==========    ==========     ===========     =======

  Portfolio shares held...................    4,203,698      551,978       787,272         595,159           0
  Portfolio net asset value per share.....  $     11.59   $    10.75    $     8.52     $     10.63     $ 15.49
  Investment in portfolio shares, at
   cost...................................  $40,205,285   $4,606,586    $5,481,519     $ 5,445,609     $     3

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                        SUBACCOUNTS
                                           ---------------------------------------------------------------------
                                                         Prudential SP
                                           Prudential SP  Aggressive   Prudential SP
                                           Growth Asset  Growth Asset  International  Prudential SP  Evergreen VA
                                            Allocation    Allocation      Growth      International    Balanced
                                             Portfolio     Portfolio     Portfolio   Value Portfolio     Fund
                                           ------------- ------------- ------------- --------------- ------------
INVESTMENT INCOME
  Dividend income.........................  $   726,511   $   55,791    $   43,065     $   128,822     $   676
                                            -----------   ----------    ----------     -----------     -------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............      864,983       98,041        97,032         120,588         271
                                            -----------   ----------    ----------     -----------     -------

NET INVESTMENT INCOME (LOSS) .............     (138,472)     (42,250)      (53,967)          8,234         405
                                            -----------   ----------    ----------     -----------     -------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received....    1,706,752      265,307       890,535       1,193,173           0
  Realized gain (loss) on shares
   redeemed...............................    1,788,003      166,527       275,897       1,017,319       1,407
  Net change in unrealized gain (loss) on
   investments............................      219,528       47,741       (90,517)     (1,136,947)     (1,290)
                                            -----------   ----------    ----------     -----------     -------

NET GAIN (LOSS) ON
   INVESTMENTS............................    3,714,283      479,575     1,075,915       1,073,545         117
                                            -----------   ----------    ----------     -----------     -------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................  $ 3,575,811   $  437,325    $1,021,948     $ 1,081,779     $   522
                                            ===========   ==========    ==========     ===========     =======

  The accompanying notes are an integral part of these financial statements.

                                      A7

                                              SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------

                                                                       AST                           AST American
Evergreen               Evergreen  Evergreen VA   Evergreen VA  AllianceBernstein   AST American   Century Strategic
VA Growth Evergreen VA VA Special  International  Fundamental    Growth & Income  Century Income &    Allocation
  Fund     Omega Fund  Values Fund  Equity Fund  Large Cap Fund     Portfolio     Growth Portfolio     Portfolio
--------- ------------ ----------- ------------- -------------- ----------------- ---------------- -----------------

 $     5    $393,761    $ 89,163     $315,120       $399,437        $582,914          $907,918        $1,203,689
 -------    --------    --------     --------       --------        --------          --------        ----------
 $     5    $393,761    $ 89,163     $315,120       $399,437        $582,914          $907,918        $1,203,689
 =======    ========    ========     ========       ========        ========          ========        ==========

 $     5    $393,761    $ 89,163     $315,120       $399,437        $582,914          $907,918        $1,203,689
 -------    --------    --------     --------       --------        --------          --------        ----------
 $     5    $393,761    $ 89,163     $315,120       $399,437        $582,914          $907,918        $1,203,689
 =======    ========    ========     ========       ========        ========          ========        ==========

       3     239,734      50,652       16,485         28,333          49,463            79,086           102,517
 =======    ========    ========     ========       ========        ========          ========        ==========

       0      19,867       6,561       18,713         20,664          24,679            58,994            78,519
 $ 14.02    $  19.82    $  13.59     $  16.84       $  19.33        $  23.62          $  15.39        $    15.33

 $     5    $294,119    $ 99,243     $232,717       $327,037        $554,399          $936,615        $1,230,465

                                              SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------

                                                                       AST                           AST American
Evergreen               Evergreen  Evergreen VA   Evergreen VA  AllianceBernstein   AST American   Century Strategic
VA Growth Evergreen VA VA Special  International  Fundamental    Growth & Income  Century Income &    Allocation
  Fund     Omega Fund  Values Fund  Equity Fund  Large Cap Fund     Portfolio     Growth Portfolio     Portfolio
--------- ------------ ----------- ------------- -------------- ----------------- ---------------- -----------------

 $     0    $  2,108    $  1,702     $  7,546       $  4,854        $  5,106          $ 17,573        $   14,581
 -------    --------    --------     --------       --------        --------          --------        ----------

      81       6,765       2,653        6,233          7,605           6,830            10,782             5,156
 -------    --------    --------     --------       --------        --------          --------        ----------

     (81)     (4,657)       (951)       1,313         (2,751)         (1,724)            6,791             9,425
 -------    --------    --------     --------       --------        --------          --------        ----------

     928           0      16,999       24,331         34,127          17,034                 0            39,238

   2,180       4,081      11,734       54,925         16,584           6,032             4,665             2,617

  (2,111)     37,105     (39,155)     (41,532)       (20,427)         (9,438)          (65,562)          (36,173)
 -------    --------    --------     --------       --------        --------          --------        ----------

     997      41,186     (10,422)      37,724         30,284          13,628           (60,897)            5,682
 -------    --------    --------     --------       --------        --------          --------        ----------

 $   916    $ 36,529    $(11,373)    $ 39,037       $ 27,533        $ 11,904          $(54,106)       $   15,107
 =======    ========    ========     ========       ========        ========          ========        ==========

  The accompanying notes are an integral part of these financial statements.

                                      A8

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

                                                                      SUBACCOUNTS
                                           -----------------------------------------------------------------
                                                           AST UBS                   AST Neuberger AST DeAm
                                            AST Cohen &    Dynamic      AST DeAm     Berman Small- Small-Cap
                                           Steers Realty    Alpha       Large-Cap     Cap Growth     Value
                                             Portfolio    Portfolio  Value Portfolio   Portfolio   Portfolio
                                           ------------- ----------  --------------- ------------- ---------
ASSETS
  Investment in the portfolios, at value..  $  950,935   $2,568,662     $749,008       $197,011    $ 420,373
                                            ----------   ----------     --------       --------    ---------
  Net Assets..............................  $  950,935   $2,568,662     $749,008       $197,011    $ 420,373
                                            ==========   ==========     ========       ========    =========

NET ASSETS, representing:
  Accumulation units......................  $  950,935   $2,568,662     $749,008       $197,011    $ 420,373
                                            ----------   ----------     --------       --------    ---------
                                            $  950,935   $2,568,662     $749,008       $197,011    $ 420,373
                                            ==========   ==========     ========       ========    =========

  Units outstanding.......................      84,526      226,933       64,864         16,611       47,159
                                            ==========   ==========     ========       ========    =========

  Portfolio shares held...................      78,460      186,540       59,634         18,378       46,195
  Portfolio net asset value per share.....  $    12.12   $    13.77     $  12.56       $  10.72    $    9.10
  Investment in portfolio shares, at
   cost...................................  $1,351,023   $2,618,424     $788,109       $172,774    $ 533,379

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                      SUBACCOUNTS
                                           -----------------------------------------------------------------
                                                           AST UBS                   AST Neuberger AST DeAm
                                            AST Cohen &    Dynamic      AST DeAm     Berman Small- Small-Cap
                                           Steers Realty    Alpha       Large-Cap     Cap Growth     Value
                                             Portfolio    Portfolio  Value Portfolio   Portfolio   Portfolio
                                           ------------- ----------  --------------- ------------- ---------
INVESTMENT INCOME
  Dividend income.........................  $   43,737   $   15,678     $  8,638       $      0    $   4,153
                                            ----------   ----------     --------       --------    ---------
EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............      16,960       11,100       10,974          2,039        4,222
                                            ----------   ----------     --------       --------    ---------

NET INVESTMENT INCOME (LOSS)..............      26,777        4,578       (2,336)        (2,039)         (69)
                                            ----------   ----------     --------       --------    ---------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....     211,614            0       54,987              0       64,312
  Realized gain (loss) on shares
   redeemed...............................       9,802       (2,563)       7,409          1,223        2,642
  Net change in unrealized gain (loss) on
   investments............................    (508,334)     (53,837)     (70,760)        18,289     (128,499)
                                            ----------   ----------     --------       --------    ---------

NET GAIN (LOSS) ON
   INVESTMENTS............................    (286,918)     (56,400)      (8,364)        19,512      (61,545)
                                            ----------   ----------     --------       --------    ---------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................  $ (260,141)  $  (51,822)    $(10,700)      $ 17,473    $ (61,614)
                                            ==========   ==========     ========       ========    =========

  The accompanying notes are an integral part of these financial statements.

                                      A9

                                              SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------
                AST Federated                               AST Goldman                                   AST Lord
                 Aggressive   AST Mid-Cap                      Sachs         AST Goldman    AST Large-  Abbett Bond-
   AST High        Growth        Value     AST Small-Cap    Concentrated    Sachs Mid-Cap   Cap Value    Debenture
Yield Portfolio   Portfolio    Portfolio  Value Portfolio Growth Portfolio Growth Portfolio Portfolio    Portfolio
--------------- ------------- ----------- --------------- ---------------- ---------------- ----------  ------------

  $1,579,011      $824,677     $565,514      $ 757,668       $1,339,269        $964,525     $1,670,082   $1,839,331
  ----------      --------     --------      ---------       ----------        --------     ----------   ----------
  $1,579,011      $824,677     $565,514      $ 757,668       $1,339,269        $964,525     $1,670,082   $1,839,331
  ==========      ========     ========      =========       ==========        ========     ==========   ==========

  $1,579,011      $824,677     $565,514      $ 757,668       $1,339,269        $964,525     $1,670,082   $1,839,331
  ----------      --------     --------      ---------       ----------        --------     ----------   ----------
  $1,579,011      $824,677     $565,514      $ 757,668       $1,339,269        $964,525     $1,670,082   $1,839,331
  ==========      ========     ========      =========       ==========        ========     ==========   ==========

     147,027        66,871       50,600         73,351          108,342          78,299        152,773      164,109
  ==========      ========     ========      =========       ==========        ========     ==========   ==========

     203,743        71,401       46,892         53,697           48,071         164,595         88,976      158,700
  $     7.75      $  11.55     $  12.06      $   14.11       $    27.86        $   5.86     $    18.77   $    11.59

  $1,675,517      $781,874     $580,062      $ 879,281       $1,235,762        $828,844     $1,716,545   $1,848,283

                                              SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------
                AST Federated                               AST Goldman                                   AST Lord
                 Aggressive   AST Mid-Cap                      Sachs         AST Goldman    AST Large-  Abbett Bond-
   AST High        Growth        Value     AST Small-Cap    Concentrated    Sachs Mid-Cap   Cap Value    Debenture
Yield Portfolio   Portfolio    Portfolio  Value Portfolio Growth Portfolio Growth Portfolio Portfolio    Portfolio
--------------- ------------- ----------- --------------- ---------------- ---------------- ----------  ------------

  $  161,882      $      0     $  1,976      $   7,871       $        0        $      0     $   20,300   $  110,246
  ----------      --------     --------      ---------       ----------        --------     ----------   ----------

      24,476        12,017        7,869         10,858           13,851          11,767         23,672       23,859
  ----------      --------     --------      ---------       ----------        --------     ----------   ----------

     137,406       (12,017)      (5,893)        (2,987)         (13,851)        (11,767)        (3,372)      86,387
  ----------      --------     --------      ---------       ----------        --------     ----------   ----------

           0        77,973       14,955         87,369                0               0         46,956       37,466

       2,498        16,114        3,779          4,511            9,638          22,488         25,030        6,106

    (133,757)      (22,614)     (17,837)      (154,523)          68,599          93,210       (160,859)     (45,980)
  ----------      --------     --------      ---------       ----------        --------     ----------   ----------

    (131,259)       71,473          897        (62,643)          78,237         115,698        (88,873)     (32,408)
  ----------      --------     --------      ---------       ----------        --------     ----------   ----------

  $    6,147      $ 59,456     $ (4,996)     $ (65,630)      $   64,386        $103,931     $  (92,245)  $   53,979
  ==========      ========     ========      =========       ==========        ========     ==========   ==========

  The accompanying notes are an integral part of these financial statements.

                                      A10

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

                                                                            SUBACCOUNTS
                                           ------------------------------------------------------------------------------
                                                                                                              AST PIMCO
                                            AST Marsico                     AST Neuberger    AST Neuberger     Limited
                                           Capital Growth     AST MFS       Berman Mid-Cap  Berman Mid-Cap  Maturity Bond
                                             Portfolio    Growth Portfolio Growth Portfolio Value Portfolio   Portfolio
                                           -------------- ---------------- ---------------- --------------- -------------
ASSETS
  Investment in the portfolios, at value..   $2,073,972       $227,992        $1,180,305      $1,453,784     $1,593,695
                                             ----------       --------        ----------      ----------     ----------
  Net Assets..............................   $2,073,972       $227,992        $1,180,305      $1,453,784     $1,593,695
                                             ==========       ========        ==========      ==========     ==========

NET ASSETS, representing:
  Accumulation units......................   $2,073,972       $227,992        $1,180,305      $1,453,784     $1,593,695
                                             ----------       --------        ----------      ----------     ----------
                                             $2,073,972       $227,992        $1,180,305      $1,453,784     $1,593,695
                                             ==========       ========        ==========      ==========     ==========

  Units outstanding.......................      167,731         18,110            83,959         129,143        147,781
                                             ==========       ========        ==========      ==========     ==========
  Portfolio shares held...................       88,367         21,032            52,435          86,125        140,290
  Portfolio net asset value per share.....   $    23.47       $  10.84        $    22.51      $    16.88     $    11.36
  Investment in portfolio shares, at
   cost...................................   $1,754,115       $187,825        $  985,392      $1,633,460     $1,562,267

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                            SUBACCOUNTS
                                           ------------------------------------------------------------------------------
                                                                                                              AST PIMCO
                                            AST Marsico                     AST Neuberger    AST Neuberger     Limited
                                           Capital Growth     AST MFS       Berman Mid-Cap  Berman Mid-Cap  Maturity Bond
                                             Portfolio    Growth Portfolio Growth Portfolio Value Portfolio   Portfolio
                                           -------------- ---------------- ---------------- --------------- -------------
INVESTMENT INCOME
  Dividend income.........................   $    3,548       $     69        $        0      $   11,206     $   77,107
                                             ----------       --------        ----------      ----------     ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............       27,229          3,396            16,910          22,032         23,116
                                             ----------       --------        ----------      ----------     ----------

NET INVESTMENT INCOME (LOSS)..............      (23,681)        (3,327)          (16,910)        (10,826)        53,991
                                             ----------       --------        ----------      ----------     ----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....            0              0                 0         208,733              0
  Realized gain (loss) on shares
   redeemed...............................       19,919          5,745            61,968          15,204          4,921
  Net change in unrealized gain (loss) on
   investments............................      215,492         24,983           136,847        (208,434)        17,078
                                             ----------       --------        ----------      ----------     ----------

NET GAIN (LOSS) ON
   INVESTMENTS............................      235,411         30,728           198,815          15,503         21,999
                                             ----------       --------        ----------      ----------     ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................   $  211,730       $ 27,401        $  181,905      $    4,677     $   75,990
                                             ==========       ========        ==========      ==========     ==========

  The accompanying notes are an integral part of these financial statements.

                                      A11

                                                   SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------------------
                            AST         AST T. Rowe  AST T. Rowe               AST JPMorgan                    AST Aggressive
        AST          AllianceBernstein Price Natural Price Asset    AST MFS    International    AST T. Rowe        Asset
 AllianceBernstein   Managed Index 500   Resources   Allocation  Global Equity    Equity     Price Global Bond   Allocation
Core Value Portfolio     Portfolio       Portfolio    Portfolio    Portfolio     Portfolio       Portfolio       Portfolio
-------------------- ----------------- ------------- ----------- ------------- ------------- ----------------- --------------

     $  911,332          $931,004       $5,662,236   $7,243,585    $652,963     $1,283,891       $996,275        $3,816,186
     ----------          --------       ----------   ----------    --------     ----------       --------        ----------
     $  911,332          $931,004       $5,662,236   $7,243,585    $652,963     $1,283,891       $996,275        $3,816,186
     ==========          ========       ==========   ==========    ========     ==========       ========        ==========

     $  911,332          $931,004       $5,662,236   $7,243,585    $652,963     $1,283,891       $996,275        $3,816,186
     ----------          --------       ----------   ----------    --------     ----------       --------        ----------
     $  911,332          $931,004       $5,662,236   $7,243,585    $652,963     $1,283,891       $996,275        $3,816,186
     ==========          ========       ==========   ==========    ========     ==========       ========        ==========

         81,475            85,392          329,697      621,207      50,526        101,346         91,944           321,095
     ==========          ========       ==========   ==========    ========     ==========       ========        ==========
         72,501            67,956          145,784      401,307      47,282         48,854         80,605           302,872
     $    12.57          $  13.70       $    38.84   $    18.05    $  13.81     $    26.28       $  12.36        $    12.60

     $1,032,923          $926,368       $4,519,166   $7,394,313    $669,910     $1,145,188       $932,019        $3,421,692

                                                   SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------------------
                            AST         AST T. Rowe  AST T. Rowe               AST JPMorgan                    AST Aggressive
        AST          AllianceBernstein Price Natural Price Asset    AST MFS    International    AST T. Rowe        Asset
 AllianceBernstein   Managed Index 500   Resources   Allocation  Global Equity    Equity     Price Global Bond   Allocation
Core Value Portfolio     Portfolio       Portfolio    Portfolio    Portfolio     Portfolio       Portfolio       Portfolio
-------------------- ----------------- ------------- ----------- ------------- ------------- ----------------- --------------

     $   14,364          $ 14,369       $   25,519   $   50,610    $ 13,869     $   19,043       $ 24,164        $    5,049
     ----------          --------       ----------   ----------    --------     ----------       --------        ----------

          8,700            12,386           62,024       42,925       8,309         17,120         13,166            51,538
     ----------          --------       ----------   ----------    --------     ----------       --------        ----------

          5,664             1,983          (36,505)       7,685       5,560          1,923         10,998           (46,489)
     ----------          --------       ----------   ----------    --------     ----------       --------        ----------

         45,023                 0          273,552      146,945      70,057              0              0            20,419

          2,604             2,876           89,788        2,272       6,124         29,497          4,944            59,014

       (137,101)          (12,731)         887,573     (160,810)    (48,861)        35,583         52,135           206,431
     ----------          --------       ----------   ----------    --------     ----------       --------        ----------

        (89,474)           (9,855)       1,250,913      (11,593)     27,320         65,080         57,079           285,864
     ----------          --------       ----------   ----------    --------     ----------       --------        ----------

     $  (83,810)         $ (7,872)      $1,214,408   $   (3,908)   $ 32,880     $   67,003       $ 68,077        $  239,375
     ==========          ========       ==========   ==========    ========     ==========       ========        ==========

  The accompanying notes are an integral part of these financial statements.

                                      A12

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

                                                                           SUBACCOUNTS
                                           ---------------------------------------------------------------------------
                                           AST Capital  AST Balanced                                    AST First Trust
                                           Growth Asset    Asset      AST Conservative AST Preservation    Balanced
                                            Allocation   Allocation   Asset Allocation Asset Allocation     Target
                                            Portfolio    Portfolio       Portfolio        Portfolio        Portfolio
                                           ------------ ------------  ---------------- ---------------- ---------------
ASSETS
  Investment in the portfolios, at value.. $84,864,060  $116,304,013    $58,098,557       $9,942,114      $11,118,824
                                           -----------  ------------    -----------       ----------      -----------
  Net Assets.............................. $84,864,060  $116,304,013    $58,098,557       $9,942,114      $11,118,824
                                           ===========  ============    ===========       ==========      ===========

NET ASSETS, representing:
  Accumulation units...................... $84,864,060  $116,304,013    $58,098,557       $9,942,114      $11,118,824
                                           -----------  ------------    -----------       ----------      -----------
                                           $84,864,060  $116,304,013    $58,098,557       $9,942,114      $11,118,824
                                           ===========  ============    ===========       ==========      ===========

  Units outstanding.......................   7,140,808     9,980,417      5,008,656          881,629          993,231
                                           ===========  ============    ===========       ==========      ===========

  Portfolio shares held...................   6,821,870     9,548,770      4,817,459          843,983          959,346
  Portfolio net asset value per share..... $     12.44  $      12.18    $     12.06       $    11.78      $     11.59
  Investment in portfolio shares, at
   cost................................... $77,328,512  $106,437,032    $54,570,173       $9,278,345      $10,559,169

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                           SUBACCOUNTS
                                           ---------------------------------------------------------------------------
                                           AST Capital  AST Balanced                                    AST First Trust
                                           Growth Asset    Asset      AST Conservative AST Preservation    Balanced
                                            Allocation   Allocation   Asset Allocation Asset Allocation     Target
                                            Portfolio    Portfolio       Portfolio        Portfolio        Portfolio
                                           ------------ ------------  ---------------- ---------------- ---------------
INVESTMENT INCOME
  Dividend income......................... $   147,173  $    330,853    $   140,118       $   20,794      $    37,717
                                           -----------  ------------    -----------       ----------      -----------

EXPENSES..................................
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............   1,346,981     1,830,486        713,985          131,079          144,510
                                           -----------  ------------    -----------       ----------      -----------

NET INVESTMENT INCOME (LOSS)..............  (1,199,808)   (1,499,633)      (573,867)        (110,285)        (106,793)
                                           -----------  ------------    -----------       ----------      -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....     229,873       322,068        122,493                0            3,313
  Realized gain (loss) on shares
   redeemed...............................     844,186       957,569        335,743           96,760           64,301
  Net change in unrealized gain (loss) on
   investments............................   4,353,244     5,828,984      2,129,591          439,663          361,832
                                           -----------  ------------    -----------       ----------      -----------

NET GAIN (LOSS) ON
   INVESTMENTS............................   5,427,303     7,108,621      2,587,827          536,423          429,446
                                           -----------  ------------    -----------       ----------      -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................. $ 4,227,495  $  5,608,988    $ 2,013,960       $  426,138      $   322,653
                                           ===========  ============    ===========       ==========      ===========

  The accompanying notes are an integral part of these financial statements.

                                      A13

                                                 SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------
AST First Trust                                                                   AST Pimco        AST           AST
    Capital      AST Advanced   AST T. Rowe                                      Total Return International International
  Appreciation    Strategies  Price Large-Cap     AST Money      AST Small-Cap       Bond         Value        Growth
Target Portfolio  Portfolio   Growth Portfolio Market Portfolio Growth Portfolio  Portfolio     Portfolio     Portfolio
---------------- ------------ ---------------- ---------------- ---------------- ------------ ------------- -------------
  $11,129,932    $14,536,861      $445,479        $1,283,861        $114,456      $2,077,746   $1,151,959     $749,447
  -----------    -----------      --------        ----------        --------      ----------   ----------     --------
  $11,129,932    $14,536,861      $445,479        $1,283,861        $114,456      $2,077,746   $1,151,959     $749,447
  ===========    ===========      ========        ==========        ========      ==========   ==========     ========

  $11,129,932    $14,536,861      $445,479        $1,283,861        $114,456      $2,077,746   $1,151,959     $749,447
  -----------    -----------      --------        ----------        --------      ----------   ----------     --------
  $11,129,932    $14,536,861      $445,479        $1,283,861        $114,456      $2,077,746   $1,151,959     $749,447
  ===========    ===========      ========        ==========        ========      ==========   ==========     ========

      978,578      1,279,902        39,906           121,631          10,957         189,211       91,335       60,295
  ===========    ===========      ========        ==========        ========      ==========   ==========     ========

      943,215      1,236,128        37,945         1,283,861           6,643         171,715       52,386       41,043
  $     11.80    $     11.76      $  11.74        $     1.00        $  17.23      $    12.10   $    21.99     $  18.26

  $10,525,689    $13,664,374      $413,507        $1,283,861        $110,419      $1,982,999   $1,076,661     $685,257

                                                 SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------
AST First Trust                                                                   AST Pimco        AST           AST
    Capital      AST Advanced   AST T. Rowe                                      Total Return International International
  Appreciation    Strategies  Price Large-Cap     AST Money      AST Small-Cap       Bond         Value        Growth
Target Portfolio  Portfolio   Growth Portfolio Market Portfolio Growth Portfolio  Portfolio     Portfolio     Portfolio
---------------- ------------ ---------------- ---------------- ---------------- ------------ ------------- -------------
  $    18,914    $    47,888      $    548        $   38,074        $      0      $   46,076   $   10,400     $  2,991
  -----------    -----------      --------        ----------        --------      ----------   ----------     --------

      134,725        197,586         6,032            13,247           1,360          24,754        9,993        9,279
  -----------    -----------      --------        ----------        --------      ----------   ----------     --------

     (115,811)      (149,698)       (5,484)           24,827          (1,360)         21,322          407       (6,288)
  -----------    -----------      --------        ----------        --------      ----------   ----------     --------

        6,945         16,166             0                 0               0               0            0       49,507

      236,878        140,408         5,389                 0             252           1,436        5,857        9,111

      372,319        598,589        19,411                 0           2,283          89,151       55,260       37,126
  -----------    -----------      --------        ----------        --------      ----------   ----------     --------


      616,142        755,163        24,800                 0           2,535          90,587       61,117       95,744
  -----------    -----------      --------        ----------        --------      ----------   ----------     --------

  $   500,331    $   605,465      $ 19,316        $   24,827        $  1,175      $  111,909   $   61,524     $ 89,456
  ===========    ===========      ========        ==========        ========      ==========   ==========     ========

  The accompanying notes are an integral part of these financial statements.

                                      A14

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

                                                        SUBACCOUNTS
                                                 ------------------------
                                                               AST Western
                                                 Gartmore NVIT Asset Core
                                                  Developing    Plus Bond
                                                 Markets Fund   Portfolio
                                                 ------------- -----------
      ASSETS
        Investment in the portfolios, at value..  $5,202,908     $31,295
                                                  ----------     -------
        Net Assets..............................  $5,202,908     $31,295
                                                  ==========     =======

      NET ASSETS, representing:
        Accumulation units......................  $5,202,908     $31,295
                                                  ----------     -------
                                                  $5,202,908     $31,295
                                                  ==========     =======

        Units outstanding.......................     229,973       3,136
                                                  ==========     =======

        Portfolio shares held...................     269,023       3,129
        Portfolio net asset value per share.....  $    19.34     $ 10.00
        Investment in portfolio shares, at
         cost...................................  $4,722,132     $31,107

      STATEMENT OF OPERATIONS
      For the period ended December 31, 2007
                                                        SUBACCOUNTS
                                                 ------------------------
                                                               AST Western
                                                 Gartmore NVIT Asset Core
                                                  Developing    Plus Bond
                                                 Markets Fund   Portfolio
                                                 ------------- -----------
      INVESTMENT INCOME
        Dividend income.........................  $    5,849     $     0
                                                  ----------     -------

      EXPENSES
        Charges to contract owners for
         assuming mortality risk and expense
         risk and for administration............      29,127          18
                                                  ----------     -------

      NET INVESTMENT INCOME (LOSS)..............     (23,278)        (18)
                                                  ----------     -------

      NET REALIZED AND UNREALIZED
         GAIN (LOSS) ON INVESTMENTS
        Capital gains distributions received....     137,792           0
        Realized gain (loss) on shares
         redeemed...............................      21,317           0
        Net change in unrealized gain (loss) on
         investments............................     386,950         188
                                                  ----------     -------

      NET GAIN (LOSS) ON
         INVESTMENTS............................     546,059         188
                                                  ----------     -------

      NET INCREASE (DECREASE) IN NET
         ASSETS RESULTING FROM
         OPERATIONS.............................  $  522,781     $   170
                                                  ==========     =======

  The accompanying notes are an integral part of these financial statements.

                                      A15

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                   SUBACCOUNTS
                                  ---------------------------------------------------------------------------------
                                   Prudential Money Market   Prudential Diversified Bond
                                          Portfolio                  Portfolio           Prudential Equity Portfolio
                                  -------------------------  --------------------------  --------------------------
                                   01/01/2007    01/01/2006   01/01/2007    01/01/2006    01/01/2007    01/01/2006
                                       to            to           to            to            to            to
                                   12/31/2007    12/31/2006   12/31/2007    12/31/2006    12/31/2007    12/31/2006
                                  ------------  -----------  -----------   -----------   -----------   -----------
OPERATIONS
  Net investment income
   (loss)........................ $    818,619  $   660,046  $ 1,366,273   $ 1,448,222   $  (173,398)  $  (145,921)
  Capital gains distributions
   received......................            0            0            0       403,433        26,616             0
  Realized gain (loss) on shares
   redeemed......................            0            0     (101,780)     (253,409)      365,152      (567,745)
  Net change in unrealized gain
   (loss) on investments.........            0            0      294,233      (231,858)    2,930,102     4,991,186
                                  ------------  -----------  -----------   -----------   -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS....................      818,619      660,046    1,558,726     1,366,388     3,148,472     4,277,520
                                  ------------  -----------  -----------   -----------   -----------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments......................       22,845      173,462       59,662       156,646       206,377       807,751
  Surrenders, withdrawals and
   death benefits................   (8,104,278)  (4,928,984)  (5,363,167)   (7,041,598)   (5,125,456)   (4,793,754)
  Net transfers between other
   subaccounts or fixed rate
   option........................    7,392,108    7,478,164      645,110      (499,197)     (797,273)     (556,283)
  Withdrawal and other
   charges.......................       (9,675)      (8,314)     (15,155)      (17,836)      (26,329)      (27,690)
                                  ------------  -----------  -----------   -----------   -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS..................     (699,000)   2,714,328   (4,673,550)   (7,401,985)   (5,742,681)   (4,569,976)
                                  ------------  -----------  -----------   -----------   -----------   -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS........................      119,619    3,374,374   (3,114,824)   (6,035,597)   (2,594,209)     (292,456)

NET ASSETS.......................
  Beginning of period............   21,912,131   18,537,757   39,488,351    45,523,948    42,041,578    42,334,034
                                  ------------  -----------  -----------   -----------   -----------   -----------
  End of period.................. $ 22,031,750  $21,912,131  $36,373,527   $39,488,351   $39,447,369   $42,041,578
                                  ============  ===========  ===========   ===========   ===========   ===========

  Beginning units................   18,744,479   16,041,468   24,018,773    28,661,454    21,283,305    23,618,562
                                  ------------  -----------  -----------   -----------   -----------   -----------
  Units issued...................   31,178,007   11,180,114      843,162       994,568       363,769       931,782
  Units redeemed.................  (31,756,497)  (8,477,103)  (3,647,719)   (5,637,249)   (3,065,642)   (3,267,039)
                                  ------------  -----------  -----------   -----------   -----------   -----------
  Ending units...................   18,165,989   18,744,479   21,214,216    24,018,773    18,581,432    21,283,305
                                  ============  ===========  ===========   ===========   ===========   ===========


  The accompanying notes are an integral part of these financial statements.

                                      A17

                                        SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------
                           Prudential High Yield Bond  Prudential Stock Index
Prudential Value Portfolio         Portfolio                  Portfolio         Prudential Global Portfolio
-------------------------  ------------------------   ------------------------  --------------------------
 01/01/2007    01/01/2006   01/01/2007    01/01/2006   01/01/2007   01/01/2006   01/01/2007    01/01/2006
     to            to           to            to           to           to           to            to
 12/31/2007    12/31/2006   12/31/2007    12/31/2006   12/31/2007   12/31/2006   12/31/2007    12/31/2006
------------  -----------  -----------   -----------  -----------  -----------  -----------   -----------

$   (100,157) $    25,007  $ 1,134,146   $ 1,377,958  $    29,256  $    82,825  $   (55,599)  $   (94,744)

   4,932,270    1,648,375            0             0            0      150,913            0             0

   2,853,632      975,796     (594,543)     (842,159)   1,111,400     (138,518)     675,517        74,549

  (6,727,242)   5,448,081     (284,052)    1,266,613      899,918    6,913,322      507,545     2,001,674
------------  -----------  -----------   -----------  -----------  -----------  -----------   -----------

     958,503    8,097,259      255,551     1,802,412    2,040,574    7,008,542    1,127,463     1,981,479
------------  -----------  -----------   -----------  -----------  -----------  -----------   -----------


   2,008,648    3,452,121       63,406        67,213      268,201      777,655      118,349       287,368

  (7,191,003)  (5,269,743)  (3,126,255)   (3,665,231)  (8,801,393)  (6,199,138)  (1,301,367)   (1,006,672)

  (5,913,587)     191,751      402,044      (184,490)  (1,156,134)    (887,263)  (1,092,649)      142,217

     (45,266)     (38,736)      (8,620)      (10,171)     (35,749)     (37,153)      (9,801)       (9,611)
------------  -----------  -----------   -----------  -----------  -----------  -----------   -----------

 (11,141,208)  (1,664,607)  (2,669,425)   (3,792,679)  (9,725,075)  (6,345,899)  (2,285,468)     (586,698)
------------  -----------  -----------   -----------  -----------  -----------  -----------   -----------

 (10,182,705)   6,432,652   (2,413,874)   (1,990,267)  (7,684,501)     662,643   (1,158,005)    1,394,781

  51,889,768   45,457,116   20,980,729    22,970,996   55,271,950   54,609,307   12,725,495    11,330,714
------------  -----------  -----------   -----------  -----------  -----------  -----------   -----------
$ 41,707,063  $51,889,768  $18,566,855   $20,980,729  $47,587,449  $55,271,950  $11,567,490   $12,725,495
============  ===========  ===========   ===========  ===========  ===========  ===========   ===========

  20,495,873   20,451,192   12,641,097    15,050,813   29,656,967   32,972,150    6,859,580     7,149,745
------------  -----------  -----------   -----------  -----------  -----------  -----------   -----------
   1,497,645    3,015,825      521,081       477,075      654,053    1,402,293      237,681       597,480
  (6,192,681)  (2,971,144)  (2,106,109)   (2,886,791)  (5,405,752)  (4,717,476)  (1,486,582)     (887,645)
------------  -----------  -----------   -----------  -----------  -----------  -----------   -----------
  15,800,837   20,495,873   11,056,069    12,641,097   24,905,268   29,656,967    5,610,679     6,859,580
============  ===========  ===========   ===========  ===========  ===========  ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A18

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                  SUBACCOUNTS
                                  ----------------------------------------------------------------------------------------
                                                                Prudential Small Capitalization T. Rowe Price International
                                  Prudential Jennison Portfolio      Stock Portfolio                Stock Portfolio
                                  ----------------------------  ------------------------------  --------------------------
                                   01/01/2007     01/01/2006     01/01/2007      01/01/2006     01/01/2007    01/01/2006
                                       to             to             to              to             to            to
                                   12/31/2007     12/31/2006     12/31/2007      12/31/2006     12/31/2007    12/31/2006
                                   -----------    -----------    -----------     -----------    ----------    ----------
OPERATIONS
  Net investment income
   (loss)........................ $  (498,256)   $  (529,744)   $   (81,063)    $   (88,851)    $     (922)   $   (9,181)
  Capital gains distributions
   received......................           0              0        594,010         511,730        432,823        12,499
  Realized gain (loss) on shares
   redeemed......................    (367,174)    (1,309,568)       714,532         613,797        192,600       143,642
  Net change in unrealized gain
   (loss) on investments.........   5,180,495      1,774,824     (1,302,198)        272,233       (204,805)      450,720
                                   -----------    -----------    -----------     -----------     ----------    ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS....................   4,315,065        (64,488)       (74,719)      1,308,909        419,696       597,680
                                   -----------    -----------    -----------     -----------     ----------    ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments......................     135,614        803,581         26,629          16,771          8,830        74,281
  Surrenders, withdrawals and
   death benefits................  (5,923,474)    (6,160,871)    (1,723,359)     (1,798,631)      (461,339)     (632,972)
  Net transfers between other
   subaccounts or fixed rate
   option........................  (1,567,524)    (1,132,815)      (283,079)       (113,357)        58,094       143,304
  Withdrawal and other
   charges.......................     (29,644)       (32,899)        (3,707)         (4,529)        (1,206)       (1,406)
                                   -----------    -----------    -----------     -----------     ----------    ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS..................  (7,385,028)    (6,523,004)    (1,983,516)     (1,899,746)      (395,621)     (416,793)
                                   -----------    -----------    -----------     -----------     ----------    ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS........................  (3,069,963)    (6,587,492)    (2,058,235)       (590,837)        24,075       180,887

NET ASSETS
  Beginning of period............  44,625,308     51,212,800     10,200,198      10,791,035      3,864,477     3,683,590
                                   -----------    -----------    -----------     -----------     ----------    ----------
  End of period.................. $41,555,345    $44,625,308    $ 8,141,963     $10,200,198     $3,888,552    $3,864,477
                                   ===========    ===========    ===========     ===========     ==========    ==========

  Beginning units................  25,857,761     29,303,323      3,849,714       4,605,545      2,507,440     2,806,669
                                   -----------    -----------    -----------     -----------     ----------    ----------
  Units issued...................     679,450      1,698,812        130,974         228,288        200,976       311,353
  Units redeemed.................  (4,412,463)    (5,144,374)      (845,661)       (984,119)      (447,184)     (610,582)
                                   -----------    -----------    -----------     -----------     ----------    ----------
  Ending units...................  22,124,748     25,857,761      3,135,027       3,849,714      2,261,232     2,507,440
                                   ===========    ===========    ===========     ===========     ==========    ==========

  The accompanying notes are an integral part of these financial statements.

                                      A19

                                        SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income Premier VIT OpCap Managed Premier VIT OpCap Small Cap
        Portfolio                   Portfolio                 Portfolio           AIM V.I. Core Equity Fund
--------------------------  ------------------------  --------------------------  ------------------------
 01/01/2007    01/01/2006    01/01/2007   01/01/2006   01/01/2007    01/01/2006    01/01/2007   01/01/2006
     to            to            to           to           to            to            to           to
 12/31/2007    12/31/2006    12/31/2007   12/31/2006   12/31/2007    12/31/2006    12/31/2007   12/31/2006
-----------   -----------   -----------  -----------  -----------   -----------   -----------  -----------

$    37,108   $    23,876   $   107,124  $    59,584  $  (122,580)  $  (127,924)  $   (71,118) $  (113,530)

    762,405       395,626     1,012,057    1,645,719    1,949,231       536,411             0            0

    724,962       559,582        (2,607)     (78,602)     266,177       439,471       679,891      110,045

 (1,201,537)    1,336,895      (869,862)    (471,016)  (2,101,605)    1,023,431       680,218    2,020,852
-----------   -----------   -----------  -----------  -----------   -----------   -----------  -----------

    322,938     2,315,979       246,712    1,155,685       (8,777)    1,871,389     1,288,991    2,017,367
-----------   -----------   -----------  -----------  -----------   -----------   -----------  -----------

       (365)       26,795       (87,615)      31,400        9,865         5,683        18,923       38,102

 (2,058,934)   (2,485,202)   (1,805,126)  (2,495,218)    (959,153)   (1,646,622)   (3,468,601)  (2,381,496)

   (626,159)      (86,691)      (60,713)     (66,682)    (439,720)     (244,080)     (608,973)  12,382,001

     (5,052)       (5,860)       (5,798)      (6,848)      (2,547)       (3,198)       (8,493)      (7,772)
-----------   -----------   -----------  -----------  -----------   -----------   -----------  -----------

 (2,690,510)   (2,550,958)   (1,959,252)  (2,537,348)  (1,391,555)   (1,888,217)   (4,067,144)  10,030,835
-----------   -----------   -----------  -----------  -----------   -----------   -----------  -----------

 (2,367,572)     (234,979)   (1,712,540)  (1,381,663)  (1,400,332)      (16,828)   (2,778,153)  12,048,202

 14,667,705    14,902,684    14,366,728   15,748,391    9,188,774     9,205,602    20,015,113    7,966,911
-----------   -----------   -----------  -----------  -----------   -----------   -----------  -----------
$12,300,133   $14,667,705   $12,654,188  $14,366,728  $ 7,788,442   $ 9,188,774   $17,236,960  $20,015,113
===========   ===========   ===========  ===========  ===========   ===========   ===========  ===========

  6,259,912     7,461,455     8,462,947   10,029,885    3,602,517     4,416,125    11,153,303    5,087,410
-----------   -----------   -----------  -----------  -----------   -----------   -----------  -----------
    233,780       336,951       106,617      273,843      109,265       127,778       176,101    7,887,854
 (1,337,861)   (1,538,494)   (1,232,727)  (1,840,781)    (633,410)     (941,386)   (2,325,439)  (1,821,961)
-----------   -----------   -----------  -----------  -----------   -----------   -----------  -----------
  5,155,831     6,259,912     7,336,837    8,462,947    3,078,372     3,602,517     9,003,965   11,153,303
===========   ===========   ===========  ===========  ===========   ===========   ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A20

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                  SUBACCOUNTS
                                  --------------------------------------------------------------------------
                                         Janus Aspen               Janus Aspen
                                      Large Cap Growth        International Growth
                                  Portfolio - Institutional Portfolio - Institutional
                                           Shares                    Shares             MFS Research Series
                                  ------------------------  ------------------------  ----------------------
                                   01/01/2007   01/01/2006   01/01/2007   01/01/2006  01/01/2007  01/01/2006
                                       to           to           to           to          to          to
                                   12/31/2007   12/31/2006   12/31/2007   12/31/2006  12/31/2007  12/31/2006
                                  -----------  -----------  -----------  -----------  ----------  ----------
OPERATIONS
  Net investment income
   (loss)........................ $   (82,267) $  (108,488) $  (188,452) $   118,242  $  (22,799) $  (31,498)
  Capital gains distributions
   received......................           0            0            0            0           0           0
  Realized gain (loss) on shares
   redeemed......................    (126,227)    (465,575)   3,035,971    1,462,099      88,061     (43,955)
  Net change in unrealized gain
   (loss) on investments.........   1,704,292    1,685,650    2,830,778    6,199,458     325,287     373,277
                                  -----------  -----------  -----------  -----------  ----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS....................   1,495,798    1,111,587    5,678,297    7,779,799     390,549     297,824
                                  -----------  -----------  -----------  -----------  ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments......................      26,514      144,294       35,870       25,109      (1,273)      7,278
  Surrenders, withdrawals and
   death benefits................  (1,958,168)  (1,377,087)  (3,704,825)  (2,698,669)   (592,435)   (648,316)
  Net transfers between other
   subaccounts or fixed rate
   option........................    (363,317)    (480,727)    (981,908)     (84,699)   (217,585)     33,199
  Withdrawal and other
   charges.......................      (5,572)      (6,464)      (8,312)      (8,886)     (1,391)     (1,681)
                                  -----------  -----------  -----------  -----------  ----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS..................  (2,300,543)  (1,719,984)  (4,659,175)  (2,767,145)   (812,684)   (609,520)
                                  -----------  -----------  -----------  -----------  ----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS........................    (804,745)    (608,397)   1,019,122    5,012,654    (422,135)   (311,696)

NET ASSETS
  Beginning of period............  11,888,781   12,497,178   23,446,241   18,433,587   3,562,458   3,874,154
                                  -----------  -----------  -----------  -----------  ----------  ----------
  End of period.................. $11,084,036  $11,888,781  $24,465,363  $23,446,241  $3,140,323  $3,562,458
                                  ===========  ===========  ===========  ===========  ==========  ==========

  Beginning units................   7,544,643    8,703,049    6,793,722    7,749,435   2,229,617   2,641,273
                                  -----------  -----------  -----------  -----------  ----------  ----------
  Units issued...................     277,220      260,662      400,713      675,984      76,867     170,052
  Units redeemed.................  (1,632,317)  (1,419,068)  (1,587,750)  (1,631,697)   (547,160)   (581,708)
                                  -----------  -----------  -----------  -----------  ----------  ----------
  Ending units...................   6,189,546    7,544,643    5,606,685    6,793,722   1,759,324   2,229,617
                                  ===========  ===========  ===========  ===========  ==========  ==========

  The accompanying notes are an integral part of these financial statements.

                                      A21

                                      SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------

                           Credit Suisse Trust Global American Century VP Value  Franklin Small-Mid Cap
MFS Emerging Growth Series        Small Cap                     Fund                Growth Securities
------------------------   -------------------------  -----------------------   ------------------------
 01/01/2007    01/01/2006  01/01/2007    01/01/2006    01/01/2007   01/01/2006   01/01/2007   01/01/2006
     to            to          to            to            to           to           to           to
 12/31/2007    12/31/2006  12/31/2007    12/31/2006    12/31/2007   12/31/2006   12/31/2007   12/31/2006
-----------   -----------  ----------    ----------   -----------   ----------  -----------  -----------

$  (151,247)  $  (155,020) $  (33,934)   $  (37,353)  $    16,084   $    1,181  $   (63,106) $   (70,640)

          0             0           0             0       461,765      499,871      334,830            0

    (67,212)     (410,232)     64,459       (11,400)      256,919      140,841      119,581      (20,822)

  2,143,405     1,249,949    (112,348)      338,698      (979,387)     238,118       57,981      430,793
-----------   -----------   ----------   ----------   -----------   ----------  -----------  -----------

  1,924,946       684,697     (81,823)      289,945      (244,619)     880,011      449,286      339,331
-----------   -----------   ----------   ----------   -----------   ----------  -----------  -----------


     42,578        23,282      (6,643)      128,903        52,188        5,787        5,039       10,476

 (1,548,201)   (1,506,400)   (369,511)     (318,758)   (1,097,901)    (795,472)    (651,224)    (894,622)

   (461,840)     (271,561)   (263,914)     (105,800)     (379,640)     (68,437)    (428,763)    (254,873)

     (4,963)       (5,854)       (996)       (1,298)       (1,665)      (2,111)      (1,969)      (2,494)
-----------   -----------   ----------   ----------   -----------   ----------  -----------  -----------

 (1,972,426)   (1,760,533)   (641,064)     (296,953)   (1,427,018)    (860,233)  (1,076,917)  (1,141,513)
-----------   -----------   ----------   ----------   -----------   ----------  -----------  -----------

    (47,480)   (1,075,836)   (722,887)       (7,008)   (1,671,637)      19,778     (627,631)    (802,182)

 10,744,766    11,820,602   2,693,838     2,700,846     5,786,147    5,766,369    4,654,129    5,456,311
-----------   -----------   ----------   ----------   -----------   ----------  -----------  -----------
$10,697,286   $10,744,766  $1,970,951    $2,693,838   $ 4,114,510   $5,786,147  $ 4,026,498  $ 4,654,129
===========   ===========   ==========   ==========   ===========   ==========  ===========  ===========

  7,279,523     8,519,032   1,877,611     2,101,703     2,607,271    3,039,057    2,760,518    3,461,589
-----------   -----------   ----------   ----------   -----------   ----------  -----------  -----------
    196,578       273,468      75,034       215,537       205,735      121,546      139,655      147,367
 (1,405,181)   (1,512,977)   (502,280)     (439,629)     (831,806)    (553,332)    (723,689)    (848,438)
-----------   -----------   ----------   ----------   -----------   ----------  -----------  -----------
  6,070,920     7,279,523   1,450,365     1,877,611     1,981,200    2,607,271    2,176,484    2,760,518
===========   ===========   ==========   ==========   ===========   ==========  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A22

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                   SUBACCOUNTS
                                  ----------------------------------------------------------------------------
                                                             Prudential Diversified
                                  Prudential Jennison 20/20    Conservative Growth
                                       Focus Portfolio              Portfolio           Davis Value Portfolio
                                  ------------------------  ------------------------  ------------------------
                                   01/01/2007   01/01/2006   01/01/2007   01/01/2006   01/01/2007   01/01/2006
                                       to           to           to           to           to           to
                                   12/31/2007   12/31/2006   12/31/2007   12/31/2006   12/31/2007   12/31/2006
                                  -----------  -----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)........................ $   (58,295) $   (70,346) $   128,772  $   156,454  $   (19,344) $   (39,375)
  Capital gains distributions
   received......................     593,637      449,091      257,291       34,393      205,064            0
  Realized gain (loss) on shares
   redeemed......................     464,407      240,948     (105,197)    (261,729)     372,232      326,559
  Net change in unrealized gain
   (loss) on investments.........    (391,486)     218,027       37,057      487,384     (366,230)     456,139
                                  -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS....................     608,263      837,720      317,923      416,502      191,722      743,323
                                  -----------  -----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments......................      60,390       43,047          117      103,302       30,299        7,491
  Surrenders, withdrawals and
   death benefits................  (1,280,490)    (996,215)  (1,151,646)  (1,332,725)    (822,631)  (1,131,689)
  Net transfers between other
   subaccounts or fixed rate
   option........................    (162,135)     494,238     (182,694)      56,759     (241,908)     329,726
  Withdrawal and other
   charges.......................      (2,517)      (2,751)      (2,992)      (3,328)      (1,407)      (1,510)
                                  -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS..................  (1,384,752)    (461,681)  (1,337,215)  (1,175,992)  (1,035,647)    (795,982)
                                  -----------  -----------  -----------  -----------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS........................    (776,489)     376,039   (1,019,292)    (759,490)    (843,925)     (52,659)

NET ASSETS
  Beginning of period............   7,314,954    6,938,915    7,753,011    8,512,501    5,948,789    6,001,448
                                  -----------  -----------  -----------  -----------  -----------  -----------
  End of period.................. $ 6,538,465  $ 7,314,954  $ 6,733,719  $ 7,753,011  $ 5,104,864  $ 5,948,789
                                  ===========  ===========  ===========  ===========  ===========  ===========

  Beginning units................   4,519,123    4,824,712    5,445,886    6,305,042    4,735,708    5,418,559
                                  -----------  -----------  -----------  -----------  -----------  -----------
  Units issued...................     282,016      797,950      228,812      369,679      222,577      793,250
  Units redeemed.................  (1,096,814)  (1,103,539)  (1,145,944)  (1,228,835)  (1,019,548)  (1,476,101)
                                  -----------  -----------  -----------  -----------  -----------  -----------
  Ending units...................   3,704,325    4,519,123    4,528,754    5,445,886    3,938,737    4,735,708
                                  ===========  ===========  ===========  ===========  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A23

                                      SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------

   AllianceBernstein    Prudential SP T.Rowe Price Prudential SP Davis Value Prudential SP Small-Cap Value
   Large Cap Growth     Large Cap Growth Portfolio         Portfolio                 Portfolio
----------------------  -------------------------  ------------------------  ----------------------------
01/01/2007  01/01/2006  01/01/2007    01/01/2006    01/01/2007   01/01/2006   01/01/2007     01/01/2006
    to          to          to            to            to           to           to             to
12/31/2007  12/31/2006  12/31/2007    12/31/2006    12/31/2007   12/31/2006   12/31/2007     12/31/2006
----------  ----------  ----------    ----------   -----------  -----------   -----------    -----------

$  (10,980) $  (12,557) $  (43,709)   $  (46,802)  $  (137,329) $  (124,132) $  (206,503)   $  (228,179)

         0           0           0       369,309       560,576      248,246    1,204,559      3,132,208

   (16,385)    (56,971)     73,945        25,774       507,498      177,633      477,992         41,319

   115,984      40,457     175,123      (214,675)     (418,116)   1,682,229   (2,628,497)      (434,338)
----------  ----------   ----------   ----------   -----------  -----------   -----------    -----------

    88,619     (29,071)    205,359       133,606       512,629    1,983,976   (1,152,449)     2,511,010
----------  ----------   ----------   ----------   -----------  -----------   -----------    -----------

       441          54       8,763       110,804       256,594      792,414    3,083,905      4,865,795

  (150,068)   (169,484)   (187,917)     (147,417)   (1,318,485)    (589,073)  (4,561,547)      (924,900)

    59,672       1,212     (61,952)       49,555      (266,182)     (10,342)  (3,332,513)      (491,440)

      (194)       (252)     (5,228)       (4,771)      (21,965)     (21,573)     (51,045)       (40,189)
----------  ----------   ----------   ----------   -----------  -----------   -----------    -----------

   (90,149)   (168,470)   (246,334)        8,171    (1,350,038)     171,426   (4,861,200)     3,409,266
----------  ----------   ----------   ----------   -----------  -----------   -----------    -----------

    (1,530)   (197,541)    (40,975)      141,777      (837,409)   2,155,402   (6,013,649)     5,920,276

   814,752   1,012,293   3,146,114     3,004,337    17,073,251   14,917,849   24,763,934     18,843,658
----------  ----------   ----------   ----------   -----------  -----------   -----------    -----------
$  813,222  $  814,752  $3,105,139    $3,146,114   $16,235,842  $17,073,251  $18,750,285    $24,763,934
==========  ==========   ==========   ==========   ===========  ===========   ===========    ===========

 1,272,578   1,549,023   2,717,399     2,695,649    11,247,214   11,153,907   14,248,173     12,327,803
----------  ----------   ----------   ----------   -----------  -----------   -----------    -----------
   200,760     208,306     102,399       213,056       452,197      948,369    3,682,308      3,660,099
  (339,453)   (484,751)   (309,130)     (191,306)   (1,352,004)    (855,062)  (6,552,551)    (1,739,729)
----------  ----------   ----------   ----------   -----------  -----------   -----------    -----------
 1,133,885   1,272,578   2,510,668     2,717,399    10,347,407   11,247,214   11,377,930     14,248,173
==========  ==========   ==========   ==========   ===========  ===========   ===========    ===========

  The accompanying notes are an integral part of these financial statements.

                                      A24

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                  SUBACCOUNTS
                                  --------------------------------------------------------------------------
                                  Prudential SP Small Cap Prudential SP PIMCO Total Prudential SP PIMCO High
                                     Growth Portfolio         Return Portfolio           Yield Portfolio
                                  ----------------------  ------------------------  ------------------------
                                  01/01/2007  01/01/2006   01/01/2007   01/01/2006   01/01/2007   01/01/2006
                                      to          to           to           to           to           to
                                  12/31/2007  12/31/2006   12/31/2007   12/31/2006   12/31/2007   12/31/2006
                                  ----------  ----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)........................ $  (48,870) $  (44,584) $ 1,095,201  $ 1,134,029  $   885,506  $   937,952
  Capital gains distributions
   received......................    111,032           0            0            0      221,039      139,131
  Realized gain (loss) on shares
   redeemed......................     93,531      36,403      (41,730)    (128,688)     (54,809)         654
  Net change in unrealized gain
   (loss) on investments.........     (8,108)    294,591    1,843,715     (149,656)    (740,382)     161,934
                                  ----------  ----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS....................    147,585     286,410    2,897,186      855,685      311,354    1,239,671
                                  ----------  ----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments......................     37,860     113,084      396,101    1,330,056    1,153,172    1,824,048
  Surrenders, withdrawals and
   death benefits................   (182,153)   (124,501)  (5,393,849)  (3,721,566)  (1,933,770)    (858,333)
  Net transfers between other
   subaccounts or fixed rate
   option........................    (58,413)     77,963     (426,480)    (609,751)  (2,379,194)      21,523
  Withdrawal and other
   charges.......................     (5,630)     (5,553)     (52,245)     (55,109)     (30,966)     (27,925)
                                  ----------  ----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS..................   (208,336)     60,993   (5,476,473)  (3,056,370)  (3,190,758)     959,313
                                  ----------  ----------  -----------  -----------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS........................    (60,751)    347,403   (2,579,287)  (2,200,685)  (2,879,404)   2,198,984

NET ASSETS
  Beginning of period............  3,010,982   2,663,579   41,442,466   43,643,151   17,520,994   15,322,010
                                  ----------  ----------  -----------  -----------  -----------  -----------
  End of period.................. $2,950,231  $3,010,982  $38,863,179  $41,442,466  $14,641,590  $17,520,994
                                  ==========  ==========  ===========  ===========  ===========  ===========

  Beginning units................  2,732,785   2,652,792   34,651,963   37,150,288   12,246,599   11,537,641
                                  ----------  ----------  -----------  -----------  -----------  -----------
  Units issued...................    129,245     350,034    2,306,068    3,112,219    1,156,633    2,053,000
  Units redeemed.................   (302,663)   (270,041)  (6,659,447)  (5,610,544)  (3,384,449)  (1,344,042)
                                  ----------  ----------  -----------  -----------  -----------  -----------
  Ending units...................  2,559,367   2,732,785   30,298,584   34,651,963   10,018,783   12,246,599
                                  ==========  ==========  ===========  ===========  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A25

                                    SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------
 Janus Aspen Large Cap                                                   Prudential SP Strategic
   Growth Portfolio -    Prudential SP Large Cap Prudential SP AIM Core     Partners Focused
     Service Shares          Value Portfolio        Equity Portfolio        Growth Portfolio
-----------------------  ----------------------  ----------------------  ----------------------
 01/01/2007  01/01/2006  01/01/2007  01/01/2006  01/01/2007  01/01/2006  01/01/2007  01/01/2006
     to          to          to          to          to          to          to          to
 12/31/2007  12/31/2006  12/31/2007  12/31/2006  12/31/2007  12/31/2006  12/31/2007  12/31/2006
-----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------


$   (31,201) $  (31,163) $    1,745  $  (15,931) $   (8,629) $  (10,439) $  (31,137) $  (30,955)

          0           0     390,716     309,341      16,419      88,781      75,601     129,792

    454,579      30,503     221,374     178,932      62,003      17,263      69,706      26,155

   (181,493)    235,271    (875,879)    526,324      34,666     122,679     130,538    (168,793)
-----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------




    241,885     234,611    (262,044)    998,666     104,459     218,284     244,708     (43,801)
-----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------




  1,465,596   2,045,698      57,354      39,398      12,432      20,731      21,667     161,343

 (1,489,046)    (24,536)   (557,822)   (499,359)    (98,343)    (40,122)   (142,518)    (91,654)


 (3,192,182)    (80,536)    (72,512)   (318,079)    (82,182)    (22,483)   (150,144)    106,936

    (10,456)     (4,359)     (9,178)     (9,237)     (2,640)     (2,505)     (3,093)     (3,000)
-----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------





 (3,226,088)  1,936,267    (582,158)   (787,277)   (170,733)    (44,379)   (274,088)    173,625
-----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------



 (2,984,203)  2,170,878    (844,202)    211,389     (66,274)    173,905     (29,380)    129,824


  3,910,292   1,739,414   6,711,328   6,499,939   1,731,517   1,557,612   2,025,018   1,895,194
-----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
$   926,089  $3,910,292  $5,867,126  $6,711,328  $1,665,243  $1,731,517  $1,995,638  $2,025,018
===========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

  2,951,759   1,560,801   4,382,437   4,963,360   1,572,573   1,617,861   1,791,173   1,649,479
-----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
  1,017,628   1,823,797     161,843     114,905      38,506      58,754     100,016     325,006
 (3,195,148)   (432,839)   (568,838)   (695,828)   (195,747)   (104,042)   (359,790)   (183,312)
-----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
    774,239   2,951,759   3,975,442   4,382,437   1,415,332   1,572,573   1,531,399   1,791,173
===========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

  The accompanying notes are an integral part of these financial statements.

                                      A26

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                  SUBACCOUNTS
                                  -----------------------------------------------------------------------------
                                   Prudential SP Mid Cap   SP Prudential U.S. Emerging Prudential SP Conservative
                                      Growth Portfolio         Growth Portfolio        Asset Allocation Portfolio
                                  -----------------------  --------------------------  ------------------------
                                   01/01/2007  01/01/2006   01/01/2007    01/01/2006    01/01/2007    01/01/2006
                                       to          to           to            to            to            to
                                   12/31/2007  12/31/2006   12/31/2007    12/31/2006    12/31/2007    12/31/2006
                                  -----------  ----------  -----------   -----------   -----------   -----------
OPERATIONS
  Net investment income
   (loss)........................ $   (89,687) $ (106,247) $  (154,029)  $  (169,152)  $   395,061   $   524,765
  Capital gains distributions
   received......................     538,360           0      927,075       769,260       615,381       424,609
  Realized gain (loss) on shares
   redeemed......................     267,215     124,961      836,119       187,498       540,016       265,612
  Net change in unrealized gain
   (loss) on investments.........     159,518    (264,272)     (38,637)      (33,762)      516,621       648,637
                                  -----------  ----------  -----------   -----------   -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS....................     875,406    (245,558)   1,570,528       753,844     2,067,079     1,863,623
                                  -----------  ----------  -----------   -----------   -----------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments......................     134,867     161,237    1,532,062     2,266,753       644,052       717,924
  Surrenders, withdrawals and
   death benefits................    (646,449)   (383,187)  (2,231,848)     (468,486)   (1,607,098)   (2,224,246)
  Net transfers between other
   subaccounts or fixed rate
   option........................    (236,987)     27,697   (3,362,552)      177,557      (682,675)     (405,910)
  Withdrawal and other
   charges.......................     (11,563)    (11,627)     (23,639)      (18,081)      (52,345)      (49,821)
                                  -----------  ----------  -----------   -----------   -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS..................    (760,132)   (205,880)  (4,085,977)    1,957,743    (1,698,066)   (1,962,053)
                                  -----------  ----------  -----------   -----------   -----------   -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS........................     115,274    (451,438)  (2,515,449)    2,711,587       369,013       (98,430)

NET ASSETS
  Beginning of period............   6,527,235   6,978,673   12,331,826     9,620,239    27,839,827    27,938,257
                                  -----------  ----------  -----------   -----------   -----------   -----------
  End of period.................. $ 6,642,509  $6,527,235  $ 9,816,377   $12,331,826   $28,208,840   $27,839,827
                                  ===========  ==========  ===========   ===========   ===========   ===========

  Beginning units................   5,976,851   6,187,578    7,525,015     6,567,046    19,202,922    21,038,883
                                  -----------  ----------  -----------   -----------   -----------   -----------
  Units issued...................     448,828     488,302    1,013,374     2,146,900     1,657,254       977,082
  Units redeemed.................  (1,159,485)   (699,029)  (3,002,758)   (1,188,931)   (2,852,532)   (2,813,043)
                                  -----------  ----------  -----------   -----------   -----------   -----------
  Ending units...................   5,266,194   5,976,851    5,535,631     7,525,015    18,007,644    19,202,922
                                  ===========  ==========  ===========   ===========   ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A27

                                      SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------
Prudential SP Balanced Asset Prudential SP Growth Asset Prudential SP Aggressive Growth Prudential SP International
  Allocation Portfolio         Allocation Portfolio     Asset Allocation Portfolio         Growth Portfolio
---------------------------  ------------------------   ------------------------------  --------------------------
 01/01/2007     01/01/2006    01/01/2007    01/01/2006  01/01/2007      01/01/2006      01/01/2007    01/01/2006
     to             to            to            to          to              to              to            to
 12/31/2007     12/31/2006    12/31/2007    12/31/2006  12/31/2007      12/31/2006      12/31/2007    12/31/2006
 -----------   -----------   -----------   -----------  ----------      ----------      ----------    ----------

$   388,613    $   657,806   $  (138,472)  $    75,172  $  (42,250)     $   14,841      $  (53,967)   $   13,521

  1,994,951      1,129,833     1,706,752       729,868     265,307         129,488         890,535       384,086

  1,400,755        878,036     1,788,003     1,011,820     166,527          92,929         275,897       124,645

  1,471,071      3,172,823       219,528     3,288,668      47,741         417,961         (90,517)      400,765
 -----------   -----------   -----------   -----------    ----------      ----------     ----------    ----------




  5,255,390      5,838,498     3,575,811     5,105,528     437,325         655,219       1,021,948       923,017
 -----------   -----------   -----------   -----------    ----------      ----------     ----------    ----------

    486,299      3,682,781       309,279     2,059,654     103,186         313,209         160,036       272,075

 (4,852,053)    (3,971,057)   (2,605,816)   (3,850,470)   (221,914)       (196,650)       (420,917)     (231,821)


    710,036     (2,391,120)   (3,438,123)     (287,959)   (307,690)       (106,844)        161,385       262,246

   (137,288)      (132,380)     (104,343)     (105,359)    (15,409)        (11,702)         (8,813)       (8,147)
 -----------   -----------   -----------   -----------    ----------      ----------     ----------    ----------





 (3,793,006)    (2,811,776)   (5,839,003)   (2,184,134)   (441,827)         (1,987)       (108,309)      294,353
 -----------   -----------   -----------   -----------    ----------      ----------     ----------    ----------



  1,462,384      3,026,722    (2,263,192)    2,921,394      (4,502)        653,232         913,639     1,217,370
 70,630,271     67,603,549    50,984,051    48,062,657   5,938,269       5,285,037       5,793,916     4,576,546
 -----------   -----------   -----------   -----------    ----------      ----------     ----------    ----------
$72,092,655    $70,630,271   $48,720,859   $50,984,051  $5,933,767      $5,938,269      $6,707,555    $5,793,916
 ===========   ===========   ===========   ===========    ==========      ==========     ==========    ==========

 42,592,295     45,670,158    25,946,884    28,437,904   3,646,996       3,701,544       3,623,769     3,396,195
 -----------   -----------   -----------   -----------    ----------      ----------     ----------    ----------
  2,055,093      3,191,878     2,226,684     2,549,061      80,806         341,779         663,917       815,298
 (4,473,593)    (6,269,741)   (4,536,305)   (5,040,081)   (346,928)       (396,327)       (722,772)     (587,724)
 -----------   -----------   -----------   -----------    ----------      ----------     ----------    ----------
 40,173,795     42,592,295    23,637,263    25,946,884   3,380,874       3,646,996       3,564,914     3,623,769
 ===========   ===========   ===========   ===========    ==========      ==========     ==========    ==========

  The accompanying notes are an integral part of these financial statements.

                                      A28

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                              SUBACCOUNTS
                                  ----------------------------------------------------------------------
                                  Prudential SP International Evergreen VA Balanced  Evergreen VA Growth
                                      Value Portfolio                 Fund                  Fund
                                  --------------------------  --------------------- --------------------
                                   01/01/2007    01/01/2006   01/01/2007 01/01/2006 01/01/2007 01/01/2006
                                       to            to           to         to         to         to
                                   12/31/2007    12/31/2006   12/31/2007 12/31/2006 12/31/2007 12/31/2006
                                   -----------   ----------   ---------- ---------- ---------- ----------
OPERATIONS
  Net investment income
   (loss)........................ $     8,234    $  (13,559)   $    405   $   111    $    (81)  $  (208)
  Capital gains distributions
   received......................   1,193,173        68,576           0         0         928       553
  Realized gain (loss) on shares
   redeemed......................   1,017,319       178,639       1,407        11       2,180        33
  Net change in unrealized gain
   (loss) on investments.........  (1,136,947)    1,207,991      (1,290)    1,028      (2,111)      663
                                   -----------   ----------    --------   -------    --------   -------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS....................   1,081,779     1,441,647         522     1,150         916     1,041
                                   -----------   ----------    --------   -------    --------   -------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments......................   1,011,777     1,644,216           0         0           0         0
  Surrenders, withdrawals and
   death benefits................  (1,459,379)     (204,670)          0         0           0         0
  Net transfers between other
   subaccounts or fixed rate
   option........................  (2,001,819)     (151,457)    (16,095)        0     (13,315)        0
  Withdrawal and other
   charges.......................     (14,400)      (10,204)          0         0          (6)       (6)
                                   -----------   ----------    --------   -------    --------   -------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS..................  (2,463,821)    1,277,885     (16,095)        0     (13,321)       (6)
                                   -----------   ----------    --------   -------    --------   -------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS........................  (1,382,042)    2,719,532     (15,573)    1,150     (12,405)    1,035

NET ASSETS
  Beginning of period............   7,708,583     4,989,051      15,576    14,426      12,410    11,375
                                   -----------   ----------    --------   -------    --------   -------
  End of period.................. $ 6,326,541    $7,708,583    $      3   $15,576    $      5   $12,410
                                   ===========   ==========    ========   =======    ========   =======

  Beginning units................   4,331,926     3,678,155      11,888    11,886       7,210     7,212
                                   -----------   ----------    --------   -------    --------   -------
  Units issued...................     885,079     1,329,344           0         0           0         0
  Units redeemed.................  (2,023,060)     (675,573)    (11,886)        2      (7,207)       (2)
                                   -----------   ----------    --------   -------    --------   -------
  Ending units...................   3,193,945     4,331,926           2    11,888           3     7,210
                                   ===========   ==========    ========   =======    ========   =======

  The accompanying notes are an integral part of these financial statements.

                                      A29

                                SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------
                        Evergreen VA Special  Evergreen VA International Evergreen VA Fundamental
Evergreen VA Omega Fund      Values Fund           Equity Fund              Large Cap Fund
----------------------  --------------------  -------------------------  -----------------------
01/01/2007  01/01/2006  01/01/2007 01/01/2006 01/01/2007    01/01/2006   01/01/2007   01/01/2006
    to          to          to         to         to            to           to           to
12/31/2007  12/31/2006  12/31/2007 12/31/2006 12/31/2007    12/31/2006   12/31/2007   12/31/2006
----------  ----------  ---------- ---------- ----------    ----------   ----------   ----------

 $ (4,657)   $ (7,078)  $    (951)  $ (1,910) $   1,313      $  9,035     $ (2,751)    $ (1,786)

        0           0      16,999     27,239     24,331        22,311       34,127        6,963

    4,081      15,720      11,734      3,914     54,925         8,822       16,584        2,197

   37,105       6,787     (39,155)    11,822    (41,532)       42,271      (20,427)      35,277
 --------    --------   ---------   --------  ---------      --------     --------     --------

   36,529      15,429     (11,373)    41,065     39,037        82,439       27,533       42,651
 --------    --------   ---------   --------  ---------      --------     --------     --------


      (28)          0           0      3,892        (52)            0          (25)           0

   (1,650)    (58,282)    (73,377)    (8,629)   (74,456)      (10,954)      (6,351)      (4,734)

   (4,205)    (37,139)    (71,937)    (5,300)  (118,120)       10,036      (60,906)       3,726

      (11)       (400)        (81)      (324)       (31)         (151)         (41)         (40)
 --------    --------   ---------   --------  ---------      --------     --------     --------

   (5,894)    (95,821)   (145,395)   (10,361)  (192,659)       (1,069)     (67,323)      (1,048)
 --------    --------   ---------   --------  ---------      --------     --------     --------

   30,635     (80,392)   (156,768)    30,704   (153,622)       81,370      (39,790)      41,603

  363,126     443,518     245,931    215,227    468,742       387,372      439,227      397,624
 --------    --------   ---------   --------  ---------      --------     --------     --------
 $393,761    $363,126   $  89,163   $245,931  $ 315,120      $468,742     $399,437     $439,227
 ========    ========   =========   ========  =========      ========     ========     ========

  243,247     309,578     127,352    133,329     27,713        27,738       33,163       33,252
 --------    --------   ---------   --------  ---------      --------     --------     --------
    2,690       9,699       2,905      7,825          1         1,918           12          294
   (6,203)    (76,030)    (79,605)   (13,802)   (11,229)       (1,943)      (4,842)        (383)
 --------    --------   ---------   --------  ---------      --------     --------     --------
  239,734     243,247      50,652    127,352     16,485        27,713       28,333       33,163
 ========    ========   =========   ========  =========      ========     ========     ========

  The accompanying notes are an integral part of these financial statements.

                                      A30

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                             SUBACCOUNTS
                                  --------------------------------------------------------------------------------------
                                  AST AllianceBernstein Growth AST American Century Income AST American Century Strategic
                                   & Income Portfolio           & Growth Portfolio          Allocation Portfolio
                                  ---------------------------  --------------------------  -----------------------------
                                  01/01/2007     01/01/2006    01/01/2007    01/01/2006    01/01/2007      01/01/2006
                                      to             to            to            to            to              to
                                  12/31/2007     12/31/2006    12/31/2007    12/31/2006    12/31/2007      12/31/2006
                                  ----------     ----------    ----------    ----------    ----------      ----------
OPERATIONS
  Net investment income
   (loss)........................  $ (1,724)      $ (1,716)     $  6,791      $   (444)    $    9,425      $  (1,247)
  Capital gains distributions
   received......................    17,034              0             0             0         39,238          1,203
  Realized gain (loss) on shares
   redeemed......................     6,032            597         4,665         1,806          2,617         (4,852)
  Net change in unrealized gain
   (loss) on investments.........    (9,438)        35,114       (65,562)       33,687        (36,173)         8,247
                                   --------       --------      --------      --------       ----------    ---------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS....................    11,904         33,995       (54,106)       35,049         15,107          3,351
                                   --------       --------      --------      --------       ----------    ---------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments......................   194,818        187,659       113,080       175,912      1,004,166        244,037
  Surrenders, withdrawals and
   death benefits................   (19,386)        (1,908)      (28,801)       (8,404)        (5,004)             0
  Net transfers between other
   subaccounts or fixed rate
   option........................    57,111          1,661       513,645       (17,938)        57,385       (165,998)
  Withdrawal and other
   charges.......................      (279)            (8)       (1,130)         (832)           (49)           (37)
                                   --------       --------      --------      --------       ----------    ---------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS..................   232,264        187,404       596,794       148,738      1,056,498         78,002
                                   --------       --------      --------      --------       ----------    ---------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS........................   244,168        221,399       542,688       183,787      1,071,605         81,353

NET ASSETS
  Beginning of period............   338,746        117,347       365,230       181,443        132,084         50,731
                                   --------       --------      --------      --------       ----------    ---------
  End of period..................  $582,914       $338,746      $907,918      $365,230     $1,203,689      $ 132,084
                                   ========       ========      ========      ========       ==========    =========

  Beginning units................    29,289         11,426        31,831        17,562         11,885          4,911
                                   --------       --------      --------      --------       ----------    ---------
  Units issued...................    25,105         20,466        51,615        18,054        145,295         26,479
  Units redeemed.................    (4,931)        (2,603)       (4,360)       (3,785)       (54,663)       (19,505)
                                   --------       --------      --------      --------       ----------    ---------
  Ending units...................    49,463         29,289        79,086        31,831        102,517         11,885
                                   ========       ========      ========      ========       ==========    =========

  The accompanying notes are an integral part of these financial statements.

                                      A31

                                SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty AST UBS Dynamic Alpha  AST DeAm Large-Cap Value AST Neuberger Berman
      Portfolio                 Portfolio              Portfolio          Small-Cap Growth Portfolio
------------------------  ---------------------  -----------------------  -------------------------
01/01/2007   01/01/2006   01/01/2007  01/01/2006 01/01/2007   01/01/2006  01/01/2007    01/01/2006
    to           to           to          to         to           to          to            to
12/31/2007   12/31/2006   12/31/2007  12/31/2006 12/31/2007   12/31/2006  12/31/2007    12/31/2006
----------   ----------   ----------  ---------- ----------   ----------  ----------    ----------

$  26,777     $ (3,455)   $    4,578   $   206    $ (2,336)    $ (2,131)   $ (2,039)     $(1,101)

  211,614       40,994             0         0      54,987        9,891           0            0

    9,802        5,434        (2,563)       40       7,409         (176)      1,223          564

 (508,334)      95,361       (53,837)    2,821     (70,760)      29,869      18,289        4,988
---------     --------    ----------   -------    --------     --------    --------      -------

 (260,141)     138,334       (51,822)    3,067     (10,700)      37,453      17,473        4,451
---------     --------    ----------   -------    --------     --------    --------      -------

  332,912      171,398     1,677,506         0     203,769      465,563      83,690       20,718

  (18,667)     (10,383)       (1,057)      (99)    (11,949)           0      (1,569)      (3,330)

   65,976      305,920       906,439    11,696     (32,503)      55,230      12,230        7,952

     (957)        (759)          (72)      (53)       (613)        (224)       (103)         (92)
---------     --------    ----------   -------    --------     --------    --------      -------

  379,264      466,176     2,582,816    11,544     158,704      520,569      94,248       25,248
---------     --------    ----------   -------    --------     --------    --------      -------

  119,123      604,510     2,530,994    14,611     148,004      558,022     111,721       29,699

  831,812      227,302        37,668    23,057     601,004       42,982      85,290       55,591
---------     --------    ----------   -------    --------     --------    --------      -------
$ 950,935     $831,812    $2,568,662   $37,668    $749,008     $601,004    $197,011      $85,290
=========     ========    ==========   =======    ========     ========    ========      =======

   52,663       18,909         3,234     2,168      52,041        4,011       8,108        5,390
---------     --------    ----------   -------    --------     --------    --------      -------
   54,171       42,048       271,425     1,080      29,073       49,447      10,738        6,484
  (22,308)      (8,294)      (47,726)      (14)    (16,250)      (1,417)     (2,235)      (3,766)
---------     --------    ----------   -------    --------     --------    --------      -------
   84,526       52,663       226,933     3,234      64,864       52,041      16,611        8,108
=========     ========    ==========   =======    ========     ========    ========      =======

  The accompanying notes are an integral part of these financial statements.

                                      A32

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                              SUBACCOUNTS
                                  ---------------------------------------------------------------------

                                   AST DeAm Small-Cap                            AST Federated Aggressive
                                     Value Portfolio    AST High Yield Portfolio   Growth Portfolio
                                  --------------------  ----------------------   -----------------------
                                  01/01/2007 01/01/2006 01/01/2007   01/01/2006  01/01/2007   01/01/2006
                                      to         to         to           to          to           to
                                  12/31/2007 12/31/2006 12/31/2007   12/31/2006  12/31/2007   12/31/2006
                                  ---------- ---------- ----------   ----------  ----------   ----------
OPERATIONS
  Net investment income
   (loss)........................ $     (69)  $ (1,971) $  137,406   $   53,209   $(12,017)    $ (7,563)
  Capital gains distributions
   received......................    64,312      8,719           0            0     77,973       11,822
  Realized gain (loss) on shares
   redeemed......................     2,642      1,041       2,498         (875)    16,114        5,629
  Net change in unrealized gain
   (loss) on investments.........  (128,499)    16,012    (133,757)      27,208    (22,614)      42,025
                                  ---------   --------  ----------   ----------   --------     --------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS....................   (61,614)    23,801       6,147       79,542     59,456       51,913
                                  ---------   --------  ----------   ----------   --------     --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments......................   206,280     85,074     345,054      355,953    151,282      229,600
  Surrenders, withdrawals and
   death benefits................    (3,853)   (16,058)    (34,783)     (29,279)   (20,276)     (14,971)
  Net transfers between other
   subaccounts or fixed rate
   option........................    63,953     17,880      22,045      113,968    (14,081)      (1,228)
  Withdrawal and other
   charges.......................      (285)      (247)     (2,843)      (2,516)    (1,320)      (1,132)
                                  ---------   --------  ----------   ----------   --------     --------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS..................   266,095     86,649     329,473      438,126    115,605      212,269
                                  ---------   --------  ----------   ----------   --------     --------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS........................   204,481    110,450     335,620      517,668    175,061      264,182

NET ASSETS
  Beginning of period............   215,892    105,442   1,243,391      725,723    649,616      385,434
                                  ---------   --------  ----------   ----------   --------     --------
  End of period.................. $ 420,373   $215,892  $1,579,011   $1,243,391   $824,677     $649,616
                                  =========   ========  ==========   ==========   ========     ========

  Beginning units................    18,894     10,520     116,443       73,577     55,984       35,160
                                  ---------   --------  ----------   ----------   --------     --------
  Units issued...................    30,909     11,484      51,651       47,815     20,425       28,233
  Units redeemed.................    (2,644)    (3,110)    (21,067)      (4,949)    (9,538)      (7,409)
                                  ---------   --------  ----------   ----------   --------     --------
  Ending units...................    47,159     18,894     147,027      116,443     66,871       55,984
                                  =========   ========  ==========   ==========   ========     ========

  The accompanying notes are an integral part of these financial statements.

                                      A33

                                SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------
                                              AST Goldman Sachs
     AST Mid-Cap          AST Small-Cap          Concentrated        AST Goldman Sachs
   Value Portfolio       Value Portfolio       Growth Portfolio    Mid-Cap Growth Portfolio
--------------------  --------------------  ---------------------  -----------------------
01/01/2007 01/01/2006 01/01/2007 01/01/2006 01/01/2007  01/01/2006 01/01/2007   01/01/2006
    to         to         to         to         to          to         to           to
12/31/2007 12/31/2006 12/31/2007 12/31/2006 12/31/2007  12/31/2006 12/31/2007   12/31/2006
---------- ---------- ---------- ---------- ----------  ---------- ----------   ----------

 $ (5,893)  $ (2,707) $  (2,987)  $ (2,660) $  (13,851)  $ (3,824)  $(11,767)    $ (7,426)

   14,955     28,552     87,369      4,570           0          0          0            0

    3,779       (890)     4,511      2,278       9,638      1,040     22,488        2,148

  (17,837)     1,084   (154,523)    30,675      68,599     27,925     93,210       28,676
 --------   --------  ---------   --------  ----------   --------   --------     --------

   (4,996)    26,039    (65,630)    34,863      64,386     25,141    103,931       23,398
 --------   --------  ---------   --------  ----------   --------   --------     --------

  172,238    112,190    326,755    269,386     330,317    262,465    341,259      135,925

  (16,368)    (6,186)   (18,508)   (10,367)    (11,448)    (1,651)   (17,842)     (27,201)

   82,566     64,511     72,774     75,858     490,351     31,672    (57,445)      36,718

     (937)      (790)      (496)      (167)     (1,113)      (652)    (1,432)      (1,174)
 --------   --------  ---------   --------  ----------   --------   --------     --------

  237,499    169,725    380,525    334,710     808,107    291,834    264,540      144,268
 --------   --------  ---------   --------  ----------   --------   --------     --------

  232,503    195,764    314,895    369,573     872,493    316,975    368,471      167,666

  333,011    137,247    442,773     73,200     466,776    149,801    596,054      428,388
 --------   --------  ---------   --------  ----------   --------   --------     --------
 $565,514   $333,011  $ 757,668   $442,773  $1,339,269   $466,776   $964,525     $596,054
 ========   ========  =========   ========  ==========   ========   ========     ========

   29,798     13,258     39,154      6,869      42,789     13,921     54,801       40,468
 --------   --------  ---------   --------  ----------   --------   --------     --------
   26,064     19,093     51,191     36,374      76,504     29,368     38,747       20,021
   (5,262)    (2,553)   (16,994)    (4,089)    (10,951)      (500)   (15,249)      (5,688)
 --------   --------  ---------   --------  ----------   --------   --------     --------
   50,600     29,798     73,351     39,154     108,342     42,789     78,299       54,801
 ========   ========  =========   ========  ==========   ========   ========     ========

  The accompanying notes are an integral part of these financial statements.

                                      A34

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                               SUBACCOUNTS
                                  ---------------------------------------------------------------------
                                    AST Large-Cap Value   AST Lord Abbett Bond -   AST Marsico Capital
                                         Portfolio         Debenture Portfolio      Growth Portfolio
                                  ----------------------  ---------------------  ----------------------
                                  01/01/2007  01/01/2006  01/01/2007  01/01/2006 01/01/2007  01/01/2006
                                      to          to          to          to         to          to
                                  12/31/2007  12/31/2006  12/31/2007  12/31/2006 12/31/2007  12/31/2006
                                  ----------  ----------  ----------  ---------- ----------  ----------
OPERATIONS
  Net investment income
   (loss)........................ $   (3,372) $   (6,151) $   86,387   $ 24,476  $  (23,681) $  (14,988)
  Capital gains distributions
   received......................     46,956      13,152       7,466      9,827           0           0
  Realized gain (loss) on shares
   redeemed......................     25,030       5,275       6,106       (966)     19,919      (4,364)
  Net change in unrealized gain
   (loss) on investments.........   (160,859)    103,914     (45,980)    32,390     215,492      64,478
                                  ----------  ----------  ----------   --------  ----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS....................    (92,245)    116,190      53,979     65,727     211,730      45,126
                                  ----------  ----------  ----------   --------  ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments......................    803,863     410,764     107,057    166,443     484,672     826,408
  Surrenders, withdrawals and
   death benefits................    (50,191)    (17,700)    (48,357)   (50,553)    (27,018)    (18,676)
  Net transfers between other
   subaccounts or fixed rate
   option........................    (39,686)     20,332     733,644    177,366      39,728    (222,441)
  Withdrawal and other
   charges.......................     (2,439)     (2,017)     (2,195)    (1,947)     (2,401)     (2,002)
                                  ----------  ----------  ----------   --------  ----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS..................    711,547     411,379     790,149    291,309     494,981     583,289
                                  ----------  ----------  ----------   --------  ----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS........................    619,302     527,569     844,128    357,036     706,711     628,415

NET ASSETS
  Beginning of period............  1,050,780     523,211     995,203    638,167   1,367,261     738,846
                                  ----------  ----------  ----------   --------  ----------  ----------
  End of period.................. $1,670,082  $1,050,780  $1,839,331   $995,203  $2,073,972  $1,367,261
                                  ==========  ==========  ==========   ========  ==========  ==========

  Beginning units................     89,186      49,544      92,704     64,133     122,693      67,723
                                  ----------  ----------  ----------   --------  ----------  ----------
  Units issued...................     86,164      47,216      86,894     38,235      61,300      90,373
  Units redeemed.................    (22,577)     (7,574)    (15,489)    (9,664)    (16,262)    (35,403)
                                  ----------  ----------  ----------   --------  ----------  ----------
  Ending units...................    152,773      89,186     164,109     92,704     167,731     122,693
                                  ==========  ==========  ==========   ========  ==========  ==========

  The accompanying notes are an integral part of these financial statements.

                                      A35

                                  SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------
                          AST Neuberger Berman     AST Neuberger Berman   AST PIMCO Limited Maturity
AST MFS Growth Portfolio Mid-Cap Growth Portfolio Mid-Cap Value Portfolio     Bond Portfolio
-----------------------  -----------------------  ----------------------  -------------------------
01/01/2007   01/01/2006  01/01/2007   01/01/2006  01/01/2007  01/01/2006  01/01/2007    01/01/2006
    to           to          to           to          to          to          to            to
12/31/2007   12/31/2006  12/31/2007   12/31/2006  12/31/2007  12/31/2006  12/31/2007    12/31/2006
----------   ----------  ----------   ----------  ----------  ----------  ----------    ----------

$  (3,327)    $ (2,291)  $  (16,910)   $ (5,856)  $  (10,826) $   (9,347) $   53,991    $   10,304

        0            0            0           0      208,733      97,627           0             0

    5,745          526       61,968       7,007       15,204      (1,937)      4,921          (394)

   24,983       10,365      136,847      42,987     (208,434)     (2,013)     17,078         8,358
---------     --------   ----------    --------   ----------  ----------   ----------   ----------

   27,401        8,600      181,905      44,138        4,677      84,330      75,990        18,268
---------     --------   ----------    --------   ----------  ----------   ----------   ----------


   71,873      181,263      241,445     318,808      496,240     353,141     185,284       242,390

   (7,441)      (2,343)     (33,646)    (10,361)     (47,557)    (16,415)    (43,694)      (63,802)

 (179,799)      26,338      184,338      69,365      (82,312)     61,032     254,092       174,930

     (651)        (595)        (643)       (419)      (1,535)     (1,425)     (2,959)       (3,107)
---------     --------   ----------    --------   ----------  ----------   ----------   ----------

 (116,018)     204,663      391,494     377,393      364,836     396,333     392,723       350,411
---------     --------   ----------    --------   ----------  ----------   ----------   ----------

  (88,617)     213,263      573,399     421,531      369,513     480,663     468,713       368,679

  316,609      103,346      606,906     185,375    1,084,271     603,608   1,124,982       756,303
---------     --------   ----------    --------   ----------  ----------   ----------   ----------
$ 227,992     $316,609   $1,180,305    $606,906   $1,453,784  $1,084,271  $1,593,695    $1,124,982
=========     ========   ==========    ========   ==========  ==========   ==========   ==========

   29,089        9,609       50,980      16,346       94,048      55,423     109,608        75,195
---------     --------   ----------    --------   ----------  ----------   ----------   ----------
    6,892       20,109       56,860      40,991       68,829      47,728      53,378        46,627
  (17,871)        (629)     (23,881)     (6,357)     (33,734)     (9,103)    (15,205)      (12,214)
---------     --------   ----------    --------   ----------  ----------   ----------   ----------
   18,110       29,089       83,959      50,980      129,143      94,048     147,781       109,608
=========     ========   ==========    ========   ==========  ==========   ==========   ==========

  The accompanying notes are an integral part of these financial statements.

                                      A36

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                              SUBACCOUNTS
                                  ---------------------------------------------------------------------------------------
                                  AST AllianceBernstein Core Value AST AllianceBernstein Managed AST T. Rowe Price Natural
                                        Portfolio                   Index 500 Portfolio            Resources Portfolio
                                  -------------------------------  ----------------------------  ------------------------
                                  01/01/2007       01/01/2006      01/01/2007     01/01/2006     01/01/2007   01/01/2006
                                      to               to              to             to             to           to
                                  12/31/2007       12/31/2006      12/31/2007     12/31/2006     12/31/2007   12/31/2006
                                  ----------       ----------      ----------     ----------     ----------   ----------
OPERATIONS
  Net investment income
   (loss)........................ $   5,664         $   (544)       $  1,983       $ (1,127)     $  (36,505)  $  (31,346)
  Capital gains distributions
   received......................    45,023            3,970               0              0         273,552      148,395
  Realized gain (loss) on shares
   redeemed......................     2,604              646           2,876            132          89,788       14,125
  Net change in unrealized gain
   (loss) on investments.........  (137,101)          13,680         (12,731)        16,949         887,573      133,548
                                  ---------         --------        --------       --------      ----------   ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS....................   (83,810)          17,752          (7,872)        15,954       1,214,408      264,722
                                  ---------         --------        --------       --------      ----------   ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments......................   340,101           78,547         570,910        190,300       1,122,403      670,809
  Surrenders, withdrawals and
   death benefits................    (6,951)          (3,833)         (9,019)          (124)       (101,367)     (55,858)
  Net transfers between other
   subaccounts or fixed rate
   option........................   466,909           49,213         106,176            267         402,369      686,746
  Withdrawal and other
   charges.......................      (155)            (211)           (785)          (396)         (6,204)      (3,981)
                                  ---------         --------        --------       --------      ----------   ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS..................   799,904          123,716         667,282        190,047       1,417,201    1,297,716
                                  ---------         --------        --------       --------      ----------   ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS........................   716,094          141,468         659,410        206,001       2,631,609    1,562,438

NET ASSETS
  Beginning of period............   195,238           53,770         271,594         65,593       3,030,627    1,468,189
                                  ---------         --------        --------       --------      ----------   ----------
  End of period.................. $ 911,332         $195,238        $931,004       $271,594      $5,662,236   $3,030,627
                                  =========         ========        ========       ========      ==========   ==========

  Beginning units................    16,452            5,210          24,758          6,307         235,264      125,060
                                  ---------         --------        --------       --------      ----------   ----------
  Units issued...................    73,391           11,661          65,357         18,602         151,462      133,639
  Units redeemed.................    (8,368)            (419)         (4,723)          (151)        (57,029)     (23,435)
                                  ---------         --------        --------       --------      ----------   ----------
  Ending units...................    81,475           16,452          85,392         24,758         329,697      235,264
                                  =========         ========        ========       ========      ==========   ==========

  The accompanying notes are an integral part of these financial statements.

                                      A37

                                 SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------
AST T. Rowe Price Asset    AST MFS Global     AST JPMorgan International AST T. Rowe Price Global
 Allocation Portfolio     Equity Portfolio       Equity Portfolio           Bond Portfolio
---------------------   --------------------  -------------------------  -----------------------
01/01/2007   01/01/2006 01/01/2007 01/01/2006 01/01/2007    01/01/2006   01/01/2007   01/01/2006
    to           to         to         to         to            to           to           to
12/31/2007   12/31/2006 12/31/2007 12/31/2006 12/31/2007    12/31/2006   12/31/2007   12/31/2006
----------   ---------- ---------- ---------- ----------    ----------   ----------   ----------

$    7,685    $   (469)  $  5,560   $ (2,321) $    1,923     $ (3,467)    $ 10,998     $   (960)

   146,945       6,894     70,057     13,461           0            0            0        2,543

     2,272         490      6,124      6,947      29,497       10,833        4,944       (1,100)

  (160,810)      8,079    (48,861)    23,844      35,583       88,938       52,135       16,402
----------    --------   --------   --------   ----------    --------     --------     --------




    (3,908)     14,994     32,880     41,931      67,003       96,304       68,077       16,885
----------    --------   --------   --------   ----------    --------     --------     --------

 6,540,341     513,144    158,754    119,682     377,020      397,464       67,942      345,559

   (13,088)       (891)   (20,692)   (27,747)    (14,313)      (5,490)     (25,580)     (12,554)


    64,291      72,852    106,312    106,577       7,168      179,328      306,681      (13,453)

      (435)       (168)      (325)      (216)       (929)        (634)        (615)        (462)
----------    --------   --------   --------   ----------    --------     --------     --------





 6,591,109     584,937    244,049    198,296     368,946      570,668      348,428      319,090
----------    --------   --------   --------   ----------    --------     --------     --------



 6,587,201     599,931    276,929    240,227     435,949      666,972      416,505      335,975
   656,384      56,453    376,034    135,807     847,942      180,970      579,770      243,795
----------    --------   --------   --------   ----------    --------     --------     --------
$7,243,585    $656,384   $652,963   $376,034  $1,283,891     $847,942     $996,275     $579,770
==========    ========   ========   ========   ==========    ========     ========     ========

    58,084       5,447     30,867     12,957      68,777       16,973       57,523       25,781
----------    --------   --------   --------   ----------    --------     --------     --------
   596,504      55,460     22,372     26,187      52,729       74,989       44,626       37,139
   (33,381)     (2,823)    (2,713)    (8,277)    (20,160)     (23,185)     (10,205)      (5,397)
----------    --------   --------   --------   ----------    --------     --------     --------
   621,207      58,084     50,526     30,867     101,346       68,777       91,944       57,523
==========    ========   ========   ========   ==========    ========     ========     ========

  The accompanying notes are an integral part of these financial statements.

                                      A38

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                  SUBACCOUNTS
                                  ---------------------------------------------------------------------------
                                   AST Aggressive Asset   AST Capital Growth Asset      AST Balanced Asset
                                   Allocation Portfolio     Allocation Portfolio       Allocation Portfolio
                                  ----------------------  ------------------------  -------------------------
                                  01/01/2007  01/01/2006   01/01/2007   01/01/2006   01/01/2007    01/01/2006
                                      to          to           to           to           to            to
                                  12/31/2007  12/31/2006   12/31/2007   12/31/2006   12/31/2007    12/31/2006
                                  ----------  ----------  -----------  -----------  ------------  -----------
OPERATIONS
  Net investment income
   (loss)........................ $  (46,489) $  (18,137) $(1,199,808) $  (397,734) $ (1,499,633) $  (598,842)
  Capital gains distributions
   received......................     20,419           0      229,873            0       322,068            0
  Realized gain (loss) on shares
   redeemed......................     59,014       1,175      844,186       45,694       957,569      117,995
  Net change in unrealized gain
   (loss) on investments.........    206,431     188,717    4,353,244    3,184,313     5,828,984    4,041,218
                                  ----------  ----------  -----------  -----------  ------------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS....................    239,375     171,755    4,227,495    2,832,273     5,608,988    3,560,371
                                  ----------  ----------  -----------  -----------  ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments......................    960,187   1,710,527   36,272,377   36,624,968    51,025,457   51,217,203
  Surrenders, withdrawals and
   death benefits................   (144,645)    (64,663)  (1,633,424)    (590,054)   (2,727,855)    (707,845)
  Net transfers between other
   subaccounts or fixed rate
   option........................    518,498     318,910    3,198,989    3,298,696     1,350,288    5,092,353
  Withdrawal and other
   charges.......................     (2,035)       (262)     (18,215)      (1,104)      (17,309)        (708)
                                  ----------  ----------  -----------  -----------  ------------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS..................  1,332,005   1,964,512   37,819,727   39,332,506    49,630,581   55,601,003
                                  ----------  ----------  -----------  -----------  ------------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS........................  1,571,380   2,136,267   42,047,222   42,164,779    55,239,569   59,161,374

NET ASSETS
  Beginning of period............  2,244,806     108,539   42,816,838      652,059    61,064,444    1,903,070
                                  ----------  ----------  -----------  -----------  ------------  -----------
  End of period.................. $3,816,186  $2,244,806  $84,864,060  $42,816,838  $116,304,013  $61,064,444
                                  ==========  ==========  ===========  ===========  ============  ===========

  Beginning units................    201,158      10,856    3,861,233       65,175     5,592,980      190,054
                                  ----------  ----------  -----------  -----------  ------------  -----------
  Units issued...................    149,015     199,905    4,451,262    4,425,294     5,627,877    6,161,302
  Units redeemed.................    (29,078)     (9,603)  (1,171,687)    (629,236)   (1,240,440)    (758,376)
                                  ----------  ----------  -----------  -----------  ------------  -----------
  Ending units...................    321,095     201,158    7,140,808    3,861,233     9,980,417    5,592,980
                                  ==========  ==========  ===========  ===========  ============  ===========

*  Date subaccount became available for investment.

  The accompanying notes are an integral part of these financial statements.

                                      A39

                                      SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------
 AST Conservative Asset   AST Preservation Asset  AST First Trust Balanced AST First Trust Capital
  Allocation Portfolio     Allocation Portfolio       Target Portfolio     Appreciation Target Portfolio
------------------------  ----------------------  -----------------------  ----------------------------
 01/01/2007   01/01/2006  01/01/2007  01/01/2006   01/01/2007  03/20/2006*  01/01/2007     03/20/2006*
     to           to          to          to           to          to           to             to
 12/31/2007   12/31/2006  12/31/2007  12/31/2006   12/31/2007  12/31/2006   12/31/2007     12/31/2006
-----------  -----------  ----------  ----------  -----------  -----------  -----------    -----------

$  (573,867) $  (233,230) $ (110,285) $  (49,256) $  (106,793) $  (24,142) $  (115,811)    $  (21,103)

    122,493            0           0           0        3,313           0        6,945              0

    335,743       38,980      96,760      37,275       64,301       3,516      236,878          5,236

  2,129,591    1,403,482     439,663     224,092      361,832     197,823      372,319        231,924
-----------  -----------  ----------  ----------  -----------  ----------   -----------    ----------

  2,013,960    1,209,232     426,138     212,111      322,653     177,197      500,331        216,057
-----------  -----------  ----------  ----------  -----------  ----------   -----------    ----------

 17,772,284   16,943,108   4,729,837   3,655,557    6,708,133   3,216,369    6,393,675      2,056,893

 (1,263,242)    (385,574)   (233,127)    (65,081)     (77,927)    (63,165)     (67,639)       (10,640)

 17,936,268    2,469,432     450,776     432,729      612,096     224,521      757,301      1,284,664

     (4,414)        (342)       (855)       (420)        (986)        (67)        (708)            (2)
-----------  -----------  ----------  ----------  -----------  ----------   -----------    ----------

 34,440,896   19,026,624   4,946,631   4,022,785    7,241,316   3,377,658    7,082,629      3,330,915
-----------  -----------  ----------  ----------  -----------  ----------   -----------    ----------

 36,454,856   20,235,856   5,372,769   4,234,896    7,563,969   3,554,855    7,582,960      3,546,972

 21,643,701    1,407,845   4,569,345     334,449    3,554,855           0    3,546,972              0
-----------  -----------  ----------  ----------  -----------  ----------   -----------    ----------
$58,098,557  $21,643,701  $9,942,114  $4,569,345  $11,118,824  $3,554,855  $11,129,932     $3,546,972
===========  ===========  ==========  ==========  ===========  ==========   ===========    ==========

  1,998,139      140,454     430,815      33,318      337,354           0      339,596              0
-----------  -----------  ----------  ----------  -----------  ----------   -----------    ----------
  3,590,860    2,158,399     722,479     617,887      756,497     358,084      832,172        360,919
   (580,343)    (300,714)   (271,665)   (220,390)    (100,620)    (20,730)    (193,190)       (21,323)
-----------  -----------  ----------  ----------  -----------  ----------   -----------    ----------
  5,008,656    1,998,139     881,629     430,815      993,231     337,354      978,578        339,596
===========  ===========  ==========  ==========  ===========  ==========   ===========    ==========

  The accompanying notes are an integral part of these financial statements.

                                      A40

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                SUBACCOUNTS
                                  ----------------------------------------------------------------------
                                                             AST T. Rowe Price
                                  AST Advanced Strategies     Large-Cap Growth       AST Money Market
                                         Portfolio               Portfolio               Portfolio
                                  -----------------------  ---------------------  ----------------------
                                   01/01/2007  03/20/2006* 01/01/2007 05/01/2006* 01/01/2007  05/01/2006*
                                       to          to          to         to          to          to
                                   12/31/2007  12/31/2006  12/31/2007 12/31/2006  12/31/2007  12/31/2006
                                  -----------  ----------- ---------- ----------- ----------  -----------
OPERATIONS
  Net investment income
   (loss)........................ $  (149,698) $  (36,526)  $ (5,484)  $   (851)  $   24,827   $   4,953
  Capital gains distributions
   received......................      16,166           0          0          0            0           0
  Realized gain (loss) on shares
   redeemed......................     140,408      10,929      5,389         41            0           0
  Net change in unrealized gain
   (loss) on investments.........     598,589     273,898     19,411     12,561            0           0
                                  -----------  ----------   --------   --------   ----------   ---------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS....................     605,465     248,301     19,316     11,751       24,827       4,953
                                  -----------  ----------   --------   --------   ----------   ---------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments......................   8,059,249   3,996,342    148,242    274,910      564,077     825,228
  Surrenders, withdrawals and
   death benefits................    (110,838)     (5,739)    (8,563)      (269)    (279,204)          0
  Net transfers between other
   subaccounts or fixed rate
   option........................   1,093,305     651,683     (3,792)     4,045      800,938    (656,687)
  Withdrawal and other
   charges.......................        (901)         (6)      (161)         0         (271)          0
                                  -----------  ----------   --------   --------   ----------   ---------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS..................   9,040,815   4,642,280    135,726    278,686    1,085,540     168,541
                                  -----------  ----------   --------   --------   ----------   ---------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS........................   9,646,280   4,890,581    155,042    290,437    1,110,367     173,494

NET ASSETS
  Beginning of period............   4,890,581           0    290,437          0      173,494           0
                                  -----------  ----------   --------   --------   ----------   ---------
  End of period.................. $14,536,861  $4,890,581   $445,479   $290,437   $1,283,861   $ 173,494
                                  ===========  ==========   ========   ========   ==========   =========

  Beginning units................     460,885           0     27,730          0       16,981           0
                                  -----------  ----------   --------   --------   ----------   ---------
  Units issued...................   1,018,990     546,803     18,750     27,770      326,349      81,826
  Units redeemed.................    (199,973)    (85,918)    (6,574)       (40)    (221,699)    (64,845)
                                  -----------  ----------   --------   --------   ----------   ---------
  Ending units...................   1,279,902     460,885     39,906     27,730      121,631      16,981
                                  ===========  ==========   ========   ========   ==========   =========

*  Date subaccount became available for investment.

  The accompanying notes are an integral part of these financial statements.

                                      A41

                                                      SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------------
                                                                                                  Gartmore NVIT
    AST Small-Cap      AST Pimco Total Return  AST International Value   AST International      Developing Markets
   Growth Portfolio        Bond Portfolio             Portfolio           Growth Portfolio             Fund
---------------------  ----------------------  ----------------------  ---------------------  ---------------------
01/01/2007 05/01/2006* 01/01/2007  05/01/2006* 01/01/2007  05/01/2006* 01/01/2007 05/01/2006* 01/01/2007  01/01/2006
    to         to          to          to          to          to          to         to          to          to
12/31/2007 12/31/2006  12/31/2007  12/31/2006  12/31/2007  12/31/2006  12/31/2007 12/31/2006  12/31/2007  12/31/2006
---------- ----------- ----------  ----------- ----------  ----------- ---------- ----------- ----------  ----------

 $ (1,360)   $  (128)  $   21,322   $ (3,045)  $      407   $   (889)   $ (6,288)  $ (1,082)  $  (23,278)  $ (4,057)

        0          0            0          0            0          0      49,507          0      137,792     40,456

      252        138        1,436         26        5,857         57       9,111         69       21,317      6,682

    2,283      1,754       89,151      5,596       55,260     20,038      37,126     27,064      386,950     75,502
 --------    -------   ----------   --------   ----------   --------    --------   --------   ----------   --------

    1,175      1,764      111,909      2,577       61,524     19,206      89,456     26,051      522,781    118,583
 --------    -------   ----------   --------   ----------   --------    --------   --------   ----------   --------


   73,463     36,902    1,022,749    932,758      670,131    256,996     245,555    419,019      427,433    163,328

     (922)      (273)     (35,992)         0       (5,393)      (285)     (8,910)      (286)     (28,666)    (2,296)

    2,201        289       11,717     32,376      132,985     16,872     (29,747)     8,434    3,606,762    233,471

     (143)         0         (348)         0          (77)         0        (125)         0       (1,257)      (657)
 --------    -------   ----------   --------   ----------   --------    --------   --------   ----------   --------

   74,599     36,918      998,126    965,134      797,646    273,583     206,773    427,167    4,004,272    393,846
 --------    -------   ----------   --------   ----------   --------    --------   --------   ----------   --------

   75,774     38,682    1,110,035    967,711      859,170    292,789     296,229    453,218    4,527,053    512,429

   38,682          0      967,711          0      292,789          0     453,218          0      675,855    163,426
 --------    -------   ----------   --------   ----------   --------    --------   --------   ----------   --------
 $114,456    $38,682   $2,077,746   $967,711   $1,151,959   $292,789    $749,447   $453,218   $5,202,908   $675,855
 ========    =======   ==========   ========   ==========   ========    ========   ========   ==========   ========

    3,900          0       93,888          0       26,926          0      42,719          0       42,250     13,541
 --------    -------   ----------   --------   ----------   --------    --------   --------   ----------   --------
    7,601      5,410      103,819     93,888       77,902     26,997      29,671     44,796      200,400     48,824
     (544)    (1,510)      (8,496)         0      (13,493)       (71)    (12,095)    (2,077)     (12,677)   (20,115)
 --------    -------   ----------   --------   ----------   --------    --------   --------   ----------   --------
   10,957      3,900      189,211     93,888       91,335     26,926      60,295     42,719      229,973     42,250
 ========    =======   ==========   ========   ==========   ========    ========   ========   ==========   ========

---------------
  AST Western
Asset Core Plus
Bond Portfolio
---------------
  11/19/2007*
      to
  12/31/2007
---------------

    $   (18)

          0

          0

        188
    -------

        170
    -------


          1

          0

     31,124

          0
    -------

     31,125
    -------

     31,295

          0
    -------
    $31,295
    =======

          0
    -------
      3,136
          0
    -------
      3,136
    =======

  The accompanying notes are an integral part of these financial statements.

                                      A42

                     NOTES TO THE FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                               December 31, 2007

Note 1: General

        Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account") was established on May 20, 1996 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America ("Prudential"), a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Variable Annuity One Enhanced, Strategic Partners Select, Strategic Partners Advisor, Strategic Partners Plus, Strategic Partners Plus Enhanced, Strategic Partners FlexElite, (collectively, "Strategic Partners"), Discovery Select and Discovery Choice Variable Annuity Contracts, (collectively, "Discovery Choice") are invested in the account. The Strategic Partners contract options differ based on the death benefit and other options selected by the contract owner. The Discovery Choice contract is considered Basic or Enhanced depending on the death benefit option that you choose, where the Enhanced contract offers a guaranteed minimum death benefit.

        Effective May 1, 2007 American Skandia Trust and American Skandia Investment Services, Inc. will be renamed Advanced Series Trust and AST Investment Services, Inc., respectively.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are ninety-three subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, American Skandia Trust, (collectively the "Series Funds") or one of the non-Prudential administered funds (collectively, the "portfolios"). Investment options vary by contract. Options available which invest in a corresponding portfolio of the Series Fund are:

 Prudential Series Fund    AST Small Cap Value       American Century
 Money Market Portfolio     Portfolio                Variable Portfolios
 Diversified Bond          AST Goldman Sachs         Value Fund
  Portfolio                 Concentrated Growth
 Equity Portfolio           Portfolio                Credit Suisse
 Value Portfolio           AST Goldman Sachs         Trust Global Small Cap
 High Yield Bond Portfolio  Mid-Cap Growth Portfolio
 Stock Index Portfolio     AST Large-Cap Value       Davis
 Global Portfolio           Portfolio                Value Portfolio
 Jennison Portfolio        AST Lord Abbett
 Small Capitalization       Bond-Debenture Portfolio Evergreen VA
  Stock Portfolio          AST Marsico Capital       Balanced Fund
 Jennison 20/20 Focus       Growth Portfolio         Growth Fund
  Portfolio                AST MFS Growth Portfolio  Omega Fund
 Diversified Conservative  AST Neuberger Berman      Special Values Fund
  Growth Portfolio          Mid-Cap Growth Portfolio International Equity Fund
 SP Davis Value Portfolio  AST Neuberger Berman      Fundamental Large Cap
 SP T. Rowe Price           Mid-Cap Value Portfolio   Fund
  Large-Cap Growth         AST PIMCO Limited
  Portfolio                 Maturity Bond Portfolio
 SP Small Cap Value        AST AllianceBernstein
  Portfolio                 Core Value Portfolio
 SP Small Cap Growth
  Portfolio
 SP PIMCO Total Return
  Portfolio

                                      A43

 SP PIMCO High Yield       AST AllianceBernstein     Franklin Templeton Funds
  Portfolio                 Managed Index 500        Small-Mid Cap Growth
 SP Large Cap Value         Portfolio                 Securities Fund
  Portfolio                AST T. Rowe Price
 SP AIM Core Equity         Natural Resources        Gartmore NVIT
  Portfolio                 Portfolio                Developing Markets
 SP Strategic Partners     AST T. Rowe Price Asset
  Focused Growth Portfolio  Allocation Portfolio     Janus Aspen Series
 SP Mid Cap Growth         AST MFS Global Equity     Large Cap Growth
  Portfolio                 Portfolio                 Portfolio -
 SP Prudential U.S.        AST JPMorgan               Institutional Shares
  Emerging Growth           International Equity     Large Cap Growth
  Portfolio                 Portfolio                 Portfolio-Service Shares
 SP Conservative Asset     AST T. Rowe Price Global  International Growth
  Allocation                Bond Portfolio            Portfolio-
 Portfolio                 AST Aggressive Asset       Institutional Shares
 SP Balanced Asset          Allocation Portfolio
  Allocation Portfolio     AST Capital Growth Asset  MFS Variable Insurance
 SP Growth Asset            Allocation Portfolio     Trust
  Allocation Portfolio     AST Balanced Asset        Research Series
 SP Aggressive Growth       Allocation Portfolio     Emerging Growth Series
  Asset Allocation         AST Conservative Asset
  Portfolio                 Allocation Portfolio     OCC Premier VIT
 SP International Growth   AST Preservation Asset    Opcap Managed Portfolio
  Portfolio                 Allocation Portfolio     Opcap Small Cap Portfolio
 SP International Value    AST First Trust Balanced
  Portfolio                 Target Portfolio         T. Rowe Price
 AST AllianceBernstein     AST First Trust Capital   International Stock
  Growth & Income           Appreciation Target       Portfolio
  Portfolio                 Portfolio                Equity Income Portfolio
 AST American Century      AST Advanced Strategies
  Income & Growth           Portfolio
  Portfolio                AST T. Rowe Price
 AST American Century       Large-Cap Growth
  Strategic Allocation      Portfolio
  Portfolio                AST Money Market
 AST Cohen & Steers        AST Small Cap Growth
  Realty Portfolio          Portfolio
 AST UBS Dynamic Alpha     AST PIMCO Total Return
  Portfolio                 Bond Portfolio
 AST DeAm Large-Cap Value  AST International Value
  Portfolio                 Portfolio
 AST Neuberger Berman      AST International Growth
  Small-Cap Growth          Portfolio
  Portfolio                AST Western Asset Core
 AST DeAm Small-Cap Value   Plus Bond Portfolio
  Portfolio
 AST High Yield Portfolio  AIM Variable Insurance
 AST Federated Aggressive  AIM V.I. Core Equity Fund
  Growth Portfolio
 AST Mid-Cap Value         Alliance
  Portfolio                AllianceBernstein Large
                            Cap Growth

        The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential.

Note 2: Significant Accounting Policies

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The

                                      A44

        Account expects to adopt this guidance effective January 1, 2008. The Account's adoption of this guidance is not expected to have a material effect on the Account's financial position and results of operations.

        Investments--The investments in shares of the portfolios are stated at the net asset value of the respective portfolio, whose investment securities are stated at value.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Note 3: Taxes

        Pruco Life of New Jersey is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life of New Jersey management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 4: Purchases and Sales of Investments

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and invested, of investments in the portfolios for the year ended December 31, 2007 were as follows:

                                                                    Purchases      Sales
                                                                   ----------- ------------
Prudential Money Market Portfolio................................. $32,967,250 $(34,013,342)
Prudential Diversified Bond Portfolio............................. $   314,464 $ (5,518,981)
Prudential Equity Portfolio....................................... $   317,904 $ (6,654,281)
Prudential Value Portfolio........................................ $ 2,517,252 $(14,369,194)
Prudential High Yield Bond Portfolio.............................. $   377,800 $ (3,329,321)
Prudential Stock Index Portfolio.................................. $   623,056 $(11,105,011)
Prudential Global Portfolio....................................... $   324,753 $ (2,792,168)
Prudential Jennison Portfolio..................................... $   485,643 $ (8,489,504)
Prudential Small Capitalization Stock Portfolio................... $   131,252 $ (2,247,997)
T. Rowe Price International Stock Portfolio....................... $   263,263 $   (713,667)
T. Rowe Price Equity Income Portfolio............................. $   299,523 $ (3,183,749)
Premier VIT OpCap Managed Portfolio............................... $    39,236 $ (2,191,476)
Premier VIT OpCap Small Cap Portfolio............................. $   113,388 $ (1,627,523)
AIM V.I. Core Equity Fund......................................... $    51,042 $ (4,384,630)
Janus Aspen Large Cap Growth Portfolio -- Institutional Shares.... $   273,149 $ (2,737,768)
Janus Aspen International Growth Portfolio -- Institutional Shares $   815,819 $ (5,811,739)
MFS Research Series............................................... $    51,927 $   (912,116)
MFS Emerging Growth Series........................................ $   182,575 $ (2,306,248)
Credit Suisse Trust Global Small Cap.............................. $    75,247 $   (750,246)
American Century VP Value Fund.................................... $   253,730 $ (1,753,710)
Franklin Small-Mid Cap Growth Securities.......................... $   165,843 $ (1,305,866)
Prudential Jennison 20/20 Focus Portfolio......................... $   349,781 $ (1,831,655)
Prudential Diversified Conservative Growth Portfolio.............. $   104,375 $ (1,543,494)
Davis Value Portfolio............................................. $   176,829 $ (1,291,059)
AllianceBernstein Large Cap Growth................................ $   114,471 $   (215,601)
Prudential SP T. Rowe Price Large Cap Growth Portfolio............ $   107,514 $   (405,013)
Prudential SP Davis Value Portfolio............................... $   569,253 $ (2,189,201)
Prudential SP Small-Cap Value Portfolio........................... $ 6,421,568 $(11,642,700)
Prudential SP Small Cap Growth Portfolio.......................... $   145,191 $   (402,396)
Prudential SP PIMCO Total Return Portfolio........................ $ 1,759,572 $ (7,845,696)

                                      A45

                                                            Purchases      Sales
                                                           ----------- ------------
Prudential SP PIMCO High Yield Portfolio.................. $ 1,408,531 $ (4,860,045)
Janus Aspen Large Cap Growth Portfolio -- Service Shares.. $ 1,508,790 $ (4,783,691)
Prudential SP Large Cap Value Portfolio................... $   219,555 $   (902,564)
Prudential SP AIM Core Equity Portfolio................... $    42,002 $   (240,189)
Prudential SP Strategic Partners Focused Growth Portfolio. $   111,520 $   (416,745)
Prudential SP Mid Cap Growth Portfolio.................... $   450,436 $ (1,314,478)
SP Prudential U.S. Emerging Growth Portfolio.............. $ 1,815,785 $ (6,086,724)
Prudential SP Conservative Asset Allocation Portfolio..... $ 1,629,096 $ (3,784,304)
Prudential SP Balanced Asset Allocation Portfolio......... $ 2,966,091 $ (7,966,255)
Prudential SP Growth Asset Allocation Portfolio........... $ 2,776,704 $ (9,480,692)
Prudential SP Aggressive Growth Asset Allocation Portfolio $   112,502 $   (652,370)
Prudential SP International Growth Portfolio.............. $   973,595 $ (1,178,935)
Prudential SP International Value Portfolio............... $ 1,959,999 $ (4,544,408)
Evergreen VA Balanced Fund................................ $        -- $    (16,366)
Evergreen VA Growth Fund.................................. $        -- $    (13,403)
Evergreen VA Omega Fund................................... $     4,239 $    (16,898)
Evergreen VA Special Values Fund.......................... $     5,778 $   (153,827)
Evergreen VA International Equity Fund.................... $        10 $   (198,901)
Evergreen VA Fundamental Large Cap Fund................... $       171 $    (75,099)
AST AllianceBernstein Growth & Income Portfolio........... $   307,802 $    (82,368)
AST American Century Income & Growth Portfolio............ $   647,849 $    (61,837)
AST American Century Strategic Allocation Portfolio....... $ 1,085,044 $    (33,702)
AST Cohen & Steers Realty Portfolio....................... $   689,204 $   (326,899)
AST UBS Dynamic Alpha Portfolio........................... $ 2,917,512 $   (345,795)
AST DeAm Large-Cap Value Portfolio........................ $   330,092 $   (182,362)
AST Neuberger Berman Small-Cap Growth Portfolio........... $   117,060 $    (24,851)
AST DeAm Small-Cap Value Portfolio........................ $   297,001 $    (35,128)
AST High Yield Portfolio.................................. $   516,711 $   (211,714)
AST Federated Aggressive Growth Portfolio................. $   208,500 $   (104,911)
AST Mid-Cap Value Portfolio............................... $   293,118 $    (63,489)
AST Small-Cap Value Portfolio............................. $   521,722 $   (152,054)
AST Goldman Sachs Concentrated Growth Portfolio........... $   882,085 $    (87,829)
AST Goldman Sachs Mid-Cap Growth Portfolio................ $   437,218 $   (184,445)
AST Large-Cap Value Portfolio............................. $   929,308 $   (241,434)
AST Lord Abbett Bond-Debenture Portfolio.................. $   943,287 $   (176,997)
AST Marsico Capital Growth Portfolio...................... $   617,058 $   (149,307)
AST MFS Growth Portfolio.................................. $    74,404 $   (193,818)
AST Neuberger Berman Mid-Cap Growth Portfolio............. $   726,329 $   (351,745)
AST Neuberger Berman Mid-Cap Value Portfolio.............. $   682,838 $   (340,034)
AST PIMCO Limited Maturity Bond Portfolio................. $   527,513 $   (157,906)
AST AllianceBernstein Core Value Portfolio................ $   851,249 $    (60,046)
AST AllianceBernstein Managed Index 500 Portfolio......... $   736,669 $    (81,773)
AST T. Rowe Price Natural Resources Portfolio............. $ 2,020,698 $   (665,521)
AST T. Rowe Price Asset Allocation Portfolio.............. $ 6,640,466 $    (92,283)
AST MFS Global Equity Portfolio........................... $   279,939 $    (44,198)
AST JPMorgan International Equity Portfolio............... $   626,569 $   (274,744)
AST T. Rowe Price Global Bond Portfolio................... $   444,716 $   (109,454)
AST Aggressive Asset Allocation Portfolio................. $ 1,860,188 $   (579,721)
AST Capital Growth Asset Allocation Portfolio............. $47,510,348 $(11,037,602)
AST Balanced Asset Allocation Portfolio................... $59,274,218 $(11,474,123)
AST Conservative Asset Allocation Portfolio............... $39,481,658 $ (5,754,746)
AST Preservation Asset Allocation Portfolio............... $ 7,417,069 $ (2,601,517)
AST First Trust Balanced Target Portfolio................. $ 8,811,750 $ (1,714,943)
AST First Trust Capital Appreciation Target Portfolio..... $10,440,651 $ (3,492,747)
AST Advanced Strategies Portfolio......................... $13,670,696 $ (4,827,466)
AST T. Rowe Price Large-Cap Growth Portfolio.............. $   208,432 $    (78,738)
AST Money Market Portfolio................................ $ 6,235,352 $ (5,163,060)
AST Small-Cap Growth Portfolio............................ $    76,444 $     (3,204)
AST Pimco Total Return Bond Portfolio..................... $ 1,037,633 $    (64,261)
AST International Value Portfolio......................... $   860,781 $    (73,128)
AST International Growth Portfolio........................ $   318,257 $   (120,762)
Gartmore NVIT Developing Markets Fund..................... $ 4,199,059 $   (223,913)
AST Western Asset Core Plus Bond Portfolio................ $    31,124 $        (18)

                                      A46

Note 5: Related Party Transactions

        Prudential and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

        The Series Funds have management agreements with Prudential Investment LLC ("PI") and American Skandia Investment Services, Inc, indirect, wholly-owned subsidiaries of Prudential (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors' performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

        The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

        The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

Note 6: Financial Highlights

        Pruco Life of New Jersey sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life of New Jersey and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options.

                            At year ended                          For year ended
                  ---------------------------------  ---------------------------------------------
                                              Net    Investment
                  Units      Unit Value      Assets    Income   Expense Ratio**    Total Return***
                  (000s) Lowest -- Highest   (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                  ------ ------------------  ------- ---------- -----------------  ----------------
                                       Prudential Money Market Portfolio
                  -------------------------------------------------------------------------------
December 31, 2007 18,166 1.05271 to  1.35615 $22,032   4.96%    1.35%  to   1.80%   3.20% to   3.63%
December 31, 2006 18,744 1.02005 to  1.30893 $21,912   4.66%    1.35%  to   1.80%   2.93% to   3.35%
December 31, 2005 16,041 0.99102 to  1.26691 $18,538   2.83%    1.35%  to   1.80%   1.08% to   1.54%
December 31, 2004 20,180 0.98039 to  1.24840 $23,123   1.01%    1.35%  to   1.80%  -0.78% to  -0.33%
December 31, 2003 23,421 0.98810 to  1.25286 $27,702   0.86%    1.35%  to   1.80%  -0.94% to  -0.51%

                                     Prudential Diversified Bond Portfolio
                  -------------------------------------------------------------------------------
December 31, 2007 21,214 1.43562 to  1.71791 $36,374   5.01%    1.35%  to   1.65%   4.00% to   4.31%
December 31, 2006 24,019 1.38043 to  1.64793 $39,488   4.85%    1.35%  to   1.65%   3.28% to   3.59%
December 31, 2005 28,661 1.33655 to  1.59160 $45,524   5.25%    1.35%  to   1.65%   1.61% to   1.91%
December 31, 2004 32,767 1.31540 to  1.56260 $51,105   4.39%    1.35%  to   1.65%   3.87% to   4.18%
December 31, 2003 37,311 1.26643 to  1.50079 $55,872   4.01%    1.35%  to   1.65%   5.73% to   6.05%

                                          Prudential Equity Portfolio
                  -------------------------------------------------------------------------------
December 31, 2007 18,581 1.33060 to  2.24766 $39,447   1.01%    1.35%  to   1.80%   7.38% to   7.86%
December 31, 2006 21,283 1.23731 to  2.08496 $42,042   1.06%    1.35%  to   1.80%  10.59% to  11.08%
December 31, 2005 23,619 1.11720 to  1.87806 $42,334   0.97%    1.35%  to   1.80%   9.50% to   9.98%
December 31, 2004 25,261 1.01871 to  1.70828 $41,804   1.24%    1.35%  to   1.80%   7.98% to   8.46%
December 31, 2003 27,122 0.94205 to  1.57580 $41,946   0.99%    1.35%  to   1.65%  29.51% to  29.90%

                                      A47

                            At year ended                          For year ended
                  ---------------------------------  ---------------------------------------------
                                              Net    Investment
                  Units      Unit Value      Assets    Income   Expense Ratio**    Total Return***
                  (000s) Lowest -- Highest   (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                  ------ ------------------  ------- ---------- -----------------  ----------------
                                           Prudential Value Portfolio
                  -------------------------------------------------------------------------------
December 31, 2007 15,801 1.56465 to  3.01663 $41,707   1.24%    1.35%  to   1.80%   1.35% to   1.81%
December 31, 2006 20,496 1.54375 to  2.96458 $51,890   1.47%    1.35%  to   1.80%  17.83% to  18.35%
December 31, 2005 20,451 1.31000 to  2.50630 $45,457   1.39%    1.35%  to   1.80%  14.60% to  15.11%
December 31, 2004 20,354 1.14140 to  2.17838 $40,694   1.40%    1.35%  to   1.80%  14.25% to  14.76%
December 31, 2003 18,950 0.99748 to  1.89915 $34,773   1.57%    1.35%  to   1.80%  25.81% to  26.37%

                                      Prudential High Yield Bond Portfolio
                  -------------------------------------------------------------------------------
December 31, 2007 11,056 1.35549 to  1.68122 $18,567   7.03%    1.35%  to   1.65%   0.96% to   1.26%
December 31, 2006 12,641 1.34263 to  1.66129 $20,981   7.74%    1.35%  to   1.65%   8.44% to   8.77%
December 31, 2005 15,051 1.23810 to  1.52788 $22,971   6.77%    1.35%  to   1.65%   1.74% to   2.01%
December 31, 2004 17,740 1.21693 to  1.49829 $26,555   7.28%    1.35%  to   1.65%   8.52% to   8.84%
December 31, 2003 19,799 1.12137 to  1.37730 $27,247   8.33%    1.35%  to   1.65%  23.00% to  23.37%

                                        Prudential Stock Index Portfolio
                  -------------------------------------------------------------------------------
December 31, 2007 24,905 1.00244 to  2.24407 $47,587   1.50%    1.35%  to   1.75%   3.28% to   3.69%
December 31, 2006 29,657 0.96910 to  2.16530 $55,272   1.58%    1.35%  to   1.75%  13.56% to  14.02%
December 31, 2005 32,972 0.85200 to  1.90012 $54,609   1.49%    1.35%  to   1.75%   2.75% to   3.14%
December 31, 2004 34,831 0.82814 to  1.84300 $57,162   1.62%    1.35%  to   1.75%   8.55% to   8.98%
December 31, 2003 34,885 0.76179 to  1.69204 $54,006   1.44%    1.35%  to   1.65%  26.10% to  26.48%

                                          Prudential Global Portfolio
                  -------------------------------------------------------------------------------
December 31, 2007  5,611 1.08987 to  2.32839 $11,567   1.01%    1.35%  to   1.80%   8.51% to   9.00%
December 31, 2006  6,860 1.00233 to  2.13726 $12,725   0.64%    1.35%  to   1.80%  17.53% to  18.05%
December 31, 2005  7,150 0.85110 to  1.81132 $11,331   0.60%    1.35%  to   1.80%  14.01% to  14.53%
December 31, 2004  7,323 0.74506 to  1.58248 $10,248   0.99%    1.35%  to   1.80%   7.65% to   8.13%
December 31, 2003  7,208 0.69073 to  1.46429 $ 9,537   0.37%    1.35%  to   1.65%  31.88% to  32.28%

                                         Prudential Jennison Portfolio
                  -------------------------------------------------------------------------------
December 31, 2007 22,125 0.76811 to  2.19002 $41,555   0.28%    1.35%  to   1.80%  10.01% to  10.50%
December 31, 2006 25,858 0.69691 to  1.98290 $44,625   0.28%    1.35%  to   1.80%  -0.01% to   0.44%
December 31, 2005 29,303 0.69559 to  1.97537 $51,213   0.10%    1.35%  to   1.80%  12.54% to  13.05%
December 31, 2004 33,127 0.61691 to  1.74849 $51,827   0.45%    1.35%  to   1.80%   7.69% to   8.18%
December 31, 2003 36,097 0.57165 to  1.61723 $52,789   0.26%    1.35%  to   1.65%  28.13% to  28.53%

                                Prudential Small Capitalization Stock Portfolio
                  -------------------------------------------------------------------------------
December 31, 2007  3,135 2.05789 to  2.60699 $ 8,142   0.55%    1.35%  to   1.65%  -2.16% to  -1.86%
December 31, 2006  3,850 2.10323 to  2.65787 $10,200   0.55%    1.35%  to   1.65%  12.81% to  13.15%
December 31, 2005  4,606 1.86435 to  2.35028 $10,791   0.59%    1.35%  to   1.65%   5.52% to   5.83%
December 31, 2004  5,059 1.76674 to  2.22179 $11,208   0.59%    1.35%  to   1.65%  20.06% to  20.42%
December 31, 2003  5,173 1.47156 to  1.84609 $ 9,528   0.46%    1.35%  to   1.65%  36.02% to  36.42%

                                  T. Rowe Price International Stock Portfolio
                  -------------------------------------------------------------------------------
December 31, 2007  2,261 1.27297 to  1.72087 $ 3,889   1.38%    1.35%  to   1.65%  11.19% to  11.52%
December 31, 2006  2,507 1.14486 to  1.54392 $ 3,864   1.14%    1.35%  to   1.65%  17.17% to  17.51%
December 31, 2005  2,807 0.97711 to  1.31451 $ 3,684   1.62%    1.35%  to   1.65%  14.16% to  14.49%
December 31, 2004  2,979 0.85590 to  1.14869 $ 3,416   1.09%    1.35%  to   1.65%  11.92% to  12.27%
December 31, 2003  3,236 0.76471 to  1.02374 $ 3,306   1.22%    1.35%  to   1.65%  28.40% to  28.77%

                                     T. Rowe Price Equity Income Portfolio
                  -------------------------------------------------------------------------------
December 31, 2007  5,156 1.56731 to  2.40627 $12,300   1.67%    1.35%  to   1.65%   1.58% to   1.88%
December 31, 2006  6,260 1.54295 to  2.36313 $14,668   1.55%    1.35%  to   1.65%  17.03% to  17.39%
December 31, 2005  7,461 1.31837 to  2.01408 $14,903   1.54%    1.35%  to   1.65%   2.23% to   2.54%
December 31, 2004  8,341 1.28960 to  1.96512 $16,263   1.56%    1.35%  to   1.65%  13.05% to  13.39%
December 31, 2003  9,103 1.14069 to  1.73402 $15,629   1.69%    1.35%  to   1.65%  23.46% to  23.83%

                                      Premier VIT OpCap Managed Portfolio
                  -------------------------------------------------------------------------------
December 31, 2007  7,337 1.19659 to  1.72622 $12,654   2.18%    1.35%  to   1.65%   1.26% to   1.56%
December 31, 2006  8,463 1.18165 to  1.70043 $14,367   1.79%    1.35%  to   1.65%   7.87% to   8.20%
December 31, 2005 10,030 1.09540 to  1.57237 $15,748   1.21%    1.35%  to   1.65%   3.58% to   3.89%
December 31, 2004 11,525 1.05759 to  1.51433 $17,431   1.50%    1.35%  to   1.65%   8.97% to   9.29%
December 31, 2003 12,855 0.97053 to  1.38628 $17,801   1.85%    1.35%  to   1.65%  19.77% to  20.12%

                                      A48

                            At year ended                          For year ended
                  ---------------------------------  ---------------------------------------------
                                              Net    Investment
                  Units      Unit Value      Assets    Income   Expense Ratio**    Total Return***
                  (000s) Lowest -- Highest   (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                  ------ ------------------  ------- ---------- -----------------  ----------------
                                     Premier VIT OpCap Small Cap Portfolio
                  -------------------------------------------------------------------------------
December 31, 2007  3,078 2.35334 to  2.53111 $ 7,788   0.00%    1.35%  to   1.65%  -1.06% to  -0.77%
December 31, 2006  3,603 2.37865 to  2.55214 $ 9,189   0.00%    1.35%  to   1.65%  22.07% to  22.43%
December 31, 2005  4,416 1.94860 to  2.08553 $ 9,206   0.00%    1.35%  to   1.65%  -1.56% to  -1.27%
December 31, 2004  5,252 1.97949 to  2.11349 $11,096   0.05%    1.35%  to   1.65%  15.97% to  16.31%
December 31, 2003  5,899 1.70696 to  1.81797 $10,721   0.05%    1.35%  to   1.65%  40.34% to  40.76%

                                           AIM V.I. Core Equity Fund
                  -------------------------------------------------------------------------------
December 31, 2007  9,004 1.02044 to  1.92405 $17,237   1.03%    1.35%  to   1.65%   6.35% to   6.66%
December 31, 2006 11,153 0.95952 to  1.80467 $20,015   0.67%    1.35%  to   1.65%  14.81% to  15.16%
December 31, 2005  5,087 0.83573 to  1.56803 $ 7,967   1.45%    1.35%  to   1.65%   3.61% to   3.91%
December 31, 2004  5,864 0.80658 to  1.50970 $ 8,840   0.94%    1.35%  to   1.65%   7.19% to   7.52%
December 31, 2003  6,768 0.75247 to  1.40486 $ 9,494   0.99%    1.35%  to   1.65%  22.40% to  22.75%

                         Janus Aspen Large Cap Growth Portfolio - Institutional Shares
                  -------------------------------------------------------------------------------
December 31, 2007  6,190 0.87503 to  1.80324 $11,084   0.70%    1.35%  to   1.65%  13.21% to  13.55%
December 31, 2006  7,545 0.77290 to  1.58878 $11,889   0.48%    1.35%  to   1.65%   9.57% to   9.91%
December 31, 2005  8,703 0.70539 to  1.44650 $12,497   0.33%    1.35%  to   1.65%   2.60% to   2.90%
December 31, 2004 10,179 0.68751 to  1.40646 $14,208   0.14%    1.35%  to   1.65%   2.81% to   3.13%
December 31, 2003 11,699 0.66870 to  1.36461 $15,849   0.09%    1.35%  to   1.65%  29.57% to  29.96%

                       Janus Aspen International Growth Portfolio - Institutional Shares
                  -------------------------------------------------------------------------------
December 31, 2007  5,607 2.46327 to  4.40276 $24,465   0.62%    1.35%  to   1.65%  26.22% to  26.60%
December 31, 2006  6,794 1.95154 to  3.47954 $23,446   1.95%    1.35%  to   1.65%  44.65% to  45.08%
December 31, 2005  7,749 1.34919 to  2.39973 $18,434   1.19%    1.35%  to   1.65%  30.16% to  30.54%
December 31, 2004  9,206 1.03659 to  1.83930 $16,793   0.90%    1.35%  to   1.65%  17.02% to  17.35%
December 31, 2003 10,518 0.88582 to  1.56797 $16,347   1.22%    1.35%  to   1.65%  32.73% to  33.12%

                                              MFS Research Series
                  -------------------------------------------------------------------------------
December 31, 2007  1,759 1.11117 to  1.78496 $ 3,140   0.73%    1.40%  to   1.65%  11.36% to  11.63%
December 31, 2006  2,230 0.99783 to  1.59906 $ 3,562   0.52%    1.40%  to   1.65%   8.69% to   8.95%
December 31, 2005  2,641 0.91808 to  1.46772 $ 3,874   0.49%    1.40%  to   1.65%   6.06% to   6.32%
December 31, 2004  3,151 0.86562 to  1.38048 $ 4,348   1.08%    1.40%  to   1.65%  13.97% to  14.24%
December 31, 2003  3,644 0.75952 to  1.20836 $ 4,401   0.69%    1.40%  to   1.65%  22.68% to  22.98%

                                           MFS Emerging Growth Series
                  -------------------------------------------------------------------------------
December 31, 2007  6,071 0.95653 to  1.76744 $10,697   0.00%    1.35%  to   1.65%  19.20% to  19.55%
December 31, 2006  7,280 0.80244 to  1.47914 $10,745   0.00%    1.35%  to   1.65%   6.16% to   6.45%
December 31, 2005  8,519 0.75590 to  1.39011 $11,821   0.00%    1.35%  to   1.65%   7.43% to   7.75%
December 31, 2004  9,970 0.70362 to  1.29091 $12,847   0.00%    1.35%  to   1.65%  11.13% to  11.46%
December 31, 2003 11,293 0.63317 to  1.15881 $13,059   0.00%    1.35%  to   1.65%  28.12% to  28.49%

                                      Credit Suisse Trust Global Small Cap
                  -------------------------------------------------------------------------------
December 31, 2007  1,450 1.02639 to  1.35908 $ 1,971   0.00%    1.35%  to   1.65%  -5.52% to  -5.24%
December 31, 2006  1,878 1.08635 to  1.43500 $ 2,694   0.00%    1.35%  to   1.65%  11.39% to  11.70%
December 31, 2005  2,102 0.97531 to  1.28530 $ 2,701   0.00%    1.35%  to   1.65%  14.26% to  14.59%
December 31, 2004  2,360 0.85361 to  1.12210 $ 2,648   0.00%    1.35%  to   1.65%  16.07% to  16.42%
December 31, 2003  2,671 0.73541 to  0.96436 $ 2,575   0.00%    1.35%  to   1.65%  45.26% to  45.68%

                                         American Century VP Value Fund
                  -------------------------------------------------------------------------------
December 31, 2007  1,981 1.73593 to  2.08379 $ 4,115   1.71%    1.35%  to   1.65%  -6.68% to  -6.41%
December 31, 2006  2,607 1.86028 to  2.22761 $ 5,786   1.41%    1.35%  to   1.65%  16.73% to  17.08%
December 31, 2005  3,039 1.59361 to  1.90364 $ 5,766   0.91%    1.35%  to   1.65%   3.33% to   3.63%
December 31, 2004  3,504 1.54228 to  1.83772 $ 6,421   1.03%    1.35%  to   1.65%  12.49% to  12.81%
December 31, 2003  3,736 1.37107 to  1.62974 $ 6,078   1.11%    1.35%  to   1.65%  26.87% to  27.23%

                                    Franklin Small-Mid Cap Growth Securities
                  -------------------------------------------------------------------------------
December 31, 2007  2,176 1.09168 to  1.87203 $ 4,026   0.00%    1.35%  to   1.65%   9.41% to   9.75%
December 31, 2006  2,761 0.99775 to  1.70655 $ 4,654   0.00%    1.35%  to   1.65%   6.93% to   7.25%
December 31, 2005  3,462 0.93308 to  1.59202 $ 5,456   0.00%    1.35%  to   1.65%   3.08% to   3.40%
December 31, 2004  4,098 0.90516 to  1.54056 $ 6,243   0.00%    1.35%  to   1.65%   9.66% to   9.99%
December 31, 2003  4,536 0.82539 to  1.40143 $ 6,266   0.00%    1.35%  to   1.65%  35.01% to  35.41%

                                      A49

                            At year ended                          For year ended
                  ---------------------------------  ---------------------------------------------
                                              Net    Investment
                  Units      Unit Value      Assets    Income   Expense Ratio**    Total Return***
                  (000s) Lowest -- Highest   (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                  ------ ------------------  ------- ---------- -----------------  ----------------
                                   Prudential Jennison 20/20 Focus Portfolio
                  -------------------------------------------------------------------------------
December 31, 2007  3,704 1.67967 to  1.76615 $ 6,538   0.56%    1.35%  to   1.65%   8.79% to   9.12%
December 31, 2006  4,519 1.54401 to  1.61949 $ 7,315   0.41%    1.35%  to   1.65%  12.28% to  12.61%
December 31, 2005  4,825 1.37511 to  1.43892 $ 6,939   0.25%    1.35%  to   1.65%  19.62% to  19.98%
December 31, 2004  5,298 1.14958 to  1.20003 $ 6,354   0.10%    1.35%  to   1.65%  14.05% to  14.39%
December 31, 2003  5,572 1.00792 to  1.04952 $ 5,845   0.22%    1.35%  to   1.65%  27.20% to  27.59%

                              Prudential Diversified Conservative Growth Portfolio
                  -------------------------------------------------------------------------------
December 31, 2007  4,529 1.46175 to  1.49727 $ 6,734   3.17%    1.35%  to   1.65%   4.18% to   4.50%
December 31, 2006  5,446 1.40304 to  1.43284 $ 7,753   3.34%    1.35%  to   1.65%   5.19% to   5.51%
December 31, 2005  6,305 1.33377 to  1.35805 $ 8,513   3.02%    1.35%  to   1.65%   5.30% to   5.62%
December 31, 2004  7,366 1.26658 to  1.28576 $ 9,420   3.11%    1.35%  to   1.65%   7.79% to   8.11%
December 31, 2003  8,112 1.17504 to  1.18932 $ 9,602   4.59%    1.35%  to   1.65%  19.61% to  19.95%

                                             Davis Value Portfolio
                  -------------------------------------------------------------------------------
December 31, 2007  3,939 1.27220 to  1.30132 $ 5,105   1.06%    1.35%  to   1.65%   2.92% to   3.24%
December 31, 2006  4,736 1.23605 to  1.26051 $ 5,949   0.73%    1.35%  to   1.65%  13.13% to  13.48%
December 31, 2005  5,419 1.09258 to  1.11081 $ 6,001   0.95%    1.35%  to   1.65%   7.67% to   7.99%
December 31, 2004  5,858 1.01470 to  1.02858 $ 6,011   0.84%    1.35%  to   1.65%  10.51% to  10.85%
December 31, 2003  5,826 0.91822 to  0.92794 $ 5,397   0.76%    1.35%  to   1.65%  27.67% to  28.01%

                                       AllianceBernstein Large Cap Growth
                  -------------------------------------------------------------------------------
December 31, 2007  1,134 0.70378 to  0.72051 $   813   0.00%    1.35%  to   1.65%  11.76% to  12.10%
December 31, 2006  1,273 0.62974 to  0.64277 $   815   0.00%    1.35%  to   1.65%  -2.26% to  -1.95%
December 31, 2005  1,549 0.64427 to  0.65558 $ 1,012   0.00%    1.35%  to   1.65%  12.98% to  13.30%
December 31, 2004  1,611 0.57025 to  0.57864 $   930   0.00%    1.35%  to   1.65%   6.60% to   6.91%
December 31, 2003  1,880 0.53496 to  0.54123 $ 1,015   0.00%    1.35%  to   1.65%  21.34% to  21.74%

                             Prudential SP T. Rowe Price Large Cap Growth Portfolio
                  -------------------------------------------------------------------------------
December 31, 2007  2,511 0.78760 to  1.58021 $ 3,105   0.23%    1.40%  to   1.80%   6.29% to   6.71%
December 31, 2006  2,717 0.73953 to  1.48086 $ 3,146   0.00%    1.40%  to   1.80%   4.04% to   4.46%
December 31, 2005  2,696 0.70931 to  1.41770 $ 3,004   0.00%    1.40%  to   1.80%  14.44% to  14.89%
December 31, 2004  2,633 0.61862 to  1.23406 $ 2,494   0.00%    1.40%  to   1.80%   4.23% to   4.65%
December 31, 2003  1,821 0.59231 to  0.94778 $ 1,424   0.00%    1.40%  to   1.80%  21.68% to  22.14%

                                      Prudential SP Davis Value Portfolio
                  -------------------------------------------------------------------------------
December 31, 2007 10,347 1.31203 to  1.75049 $16,236   0.78%    1.40%  to   1.80%   2.72% to   3.13%
December 31, 2006 11,247 1.27474 to  1.69738 $17,073   0.78%    1.40%  to   1.80%  12.99% to  13.44%
December 31, 2005 11,154 1.12592 to  1.49631 $14,918   0.86%    1.40%  to   1.80%   7.58% to   8.02%
December 31, 2004  9,576 1.04459 to  1.38531 $11,620   0.37%    1.40%  to   1.80%  10.54% to  10.98%
December 31, 2003  6,374 0.94309 to  1.08521 $ 6,579   0.43%    1.40%  to   1.80%  27.13% to  27.63%

                                    Prudential SP Small-Cap Value Portfolio
                  -------------------------------------------------------------------------------
December 31, 2007 11,378 1.32111 to  1.70189 $18,750   0.66%    1.35%  to   1.80%  -5.34% to  -4.92%
December 31, 2006 14,248 1.39567 to  1.79078 $24,764   0.47%    1.35%  to   1.80%  12.59% to  13.08%
December 31, 2005 12,328 1.23963 to  1.58443 $18,844   0.50%    1.35%  to   1.80%   2.77% to   3.22%
December 31, 2004 10,478 1.20621 to  1.53570 $15,445   0.15%    1.35%  to   1.80%  18.55% to  19.07%
December 31, 2003  5,282 1.01747 to  1.24988 $ 6,380   0.03%    1.35%  to   1.80%  30.75% to  31.34%

                                    Prudential SP Small Cap Growth Portfolio
                  -------------------------------------------------------------------------------
December 31, 2007  2,559 0.70520 to  1.49464 $ 2,950   0.00%    1.35%  to   1.80%   4.47% to   4.94%
December 31, 2006  2,733 0.67363 to  1.42492 $ 3,011   0.00%    1.35%  to   1.80%  10.41% to  10.90%
December 31, 2005  2,653 0.60904 to  1.28565 $ 2,664   0.00%    1.35%  to   1.80%   0.66% to   1.12%
December 31, 2004  2,352 0.60385 to  1.27212 $ 2,264   0.00%    1.35%  to   1.80%  -2.68% to  -2.24%
December 31, 2003  1,333 0.61913 to  1.01108 $ 1,061   0.00%    1.35%  to   1.80%  32.34% to  32.92%

                                   Prudential SP PIMCO Total Return Portfolio
                  -------------------------------------------------------------------------------
December 31, 2007 30,299 1.19073 to  1.46251 $38,863   4.30%    1.35%  to   1.80%   7.50% to   7.97%
December 31, 2006 34,652 1.10710 to  1.35502 $41,442   4.22%    1.35%  to   1.80%   1.83% to   2.30%
December 31, 2005 37,150 1.08636 to  1.32513 $43,643   4.76%    1.35%  to   1.80%   0.56% to   1.03%
December 31, 2004 30,932 1.07941 to  1.31224 $36,696   1.94%    1.35%  to   1.80%   3.43% to   3.89%
December 31, 2003 23,028 1.16478 to  1.26394 $27,420   2.47%    1.35%  to   1.65%   4.14% to   4.45%

                                      A50

                            At year ended                           For year ended
                  ----------------------------------  ---------------------------------------------
                                               Net    Investment
                  Units      Unit Value       Assets    Income   Expense Ratio**    Total Return***
                  (000s)  Lowest -- Highest   (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                  ------ -------------------  ------- ---------- -----------------  ----------------
                                    Prudential SP PIMCO High Yield Portfolio
                  --------------------------------------------------------------------------------
December 31, 2007 10,019 1.40501 to   1.51804 $14,642   6.88%    1.40%  to   1.80%   1.95% to   2.36%
December 31, 2006 12,247 1.37817 to   1.48318 $17,521   7.35%    1.40%  to   1.80%   7.58% to   8.02%
December 31, 2005 11,538 1.28102 to   1.37312 $15,322   6.64%    1.40%  to   1.80%   2.21% to   2.61%
December 31, 2004  8,864 1.25337 to   1.33818 $11,517   7.17%    1.40%  to   1.80%   7.39% to   7.81%
December 31, 2003  4,059 1.16713 to   1.24124 $ 4,946   6.84%    1.40%  to   1.80%  20.26% to  20.74%

                             Janus Aspen Large Cap Growth Portfolio - Service Shares
                  --------------------------------------------------------------------------------
December 31, 2007    774 0.74290 to   1.62992 $   926   0.55%    1.40%  to   1.75%  12.81% to  13.20%
December 31, 2006  2,952 0.65754 to   1.43985 $ 3,910   0.34%    1.40%  to   1.75%   9.22% to   9.60%
December 31, 2005  1,561 0.60115 to   1.31370 $ 1,739   0.13%    1.40%  to   1.75%   2.23% to   2.59%
December 31, 2004  1,557 0.58726 to   1.28061 $ 1,654   0.00%    1.40%  to   1.75%   2.41% to   2.77%
December 31, 2003    755 0.57259 to   0.73210 $   568   0.00%    1.40%  to   1.60%  29.40% to  29.69%

                                     Prudential SP Large Cap Value Portfolio
                  --------------------------------------------------------------------------------
December 31, 2007  3,975 1.28151 to   1.66085 $ 5,867   1.58%    1.35%  to   1.80%  -4.55% to  -4.13%
December 31, 2006  4,382 1.34067 to   1.73324 $ 6,711   1.29%    1.35%  to   1.80%  16.39% to  16.89%
December 31, 2005  4,963 1.15025 to   1.48345 $ 6,500   0.84%    1.35%  to   1.80%   4.76% to   5.24%
December 31, 2004  4,543 1.09631 to   1.41041 $ 5,563   0.76%    1.35%  to   1.80%  15.67% to  16.19%
December 31, 2003  3,471 0.94638 to   1.04013 $ 3,494   0.00%    1.35%  to   1.65%  24.71% to  25.07%

                                     Prudential SP AIM Core Equity Portfolio
                  --------------------------------------------------------------------------------
December 31, 2007  1,415 0.86694 to   1.61162 $ 1,665   1.08%    1.40%  to   1.75%   5.96% to   6.33%
December 31, 2006  1,573 0.81701 to   1.51572 $ 1,732   0.92%    1.40%  to   1.75%  14.06% to  14.46%
December 31, 2005  1,618 0.71523 to   1.32432 $ 1,558   1.00%    1.40%  to   1.75%   2.83% to   3.19%
December 31, 2004  1,570 0.69448 to   1.28343 $ 1,437   0.43%    1.40%  to   1.75%   6.92% to   7.30%
December 31, 2003  1,090 0.64861 to   0.85787 $   793   0.32%    1.40%  to   1.65%  21.69% to  21.98%

                            Prudential SP Strategic Partners Focused Growth Portfolio
                  --------------------------------------------------------------------------------
December 31, 2007  1,531 0.82266 to   1.64616 $ 1,996   0.00%    1.35%  to   1.80%  13.19% to  13.69%
December 31, 2006  1,791 0.72531 to   1.44859 $ 2,025   0.00%    1.35%  to   1.80%  -2.41% to  -1.98%
December 31, 2005  1,649 0.74182 to   1.47863 $ 1,895   0.00%    1.35%  to   1.80%  13.12% to  13.61%
December 31, 2004  1,403 0.65454 to   1.30209 $ 1,308   0.00%    1.35%  to   1.80%   8.63% to   9.11%
December 31, 2003  1,049 0.60141 to   0.78517 $   755   0.00%    1.35%  to   1.65%  23.83% to  24.16%

                                     Prudential SP Mid Cap Growth Portfolio
                  --------------------------------------------------------------------------------
December 31, 2007  5,266 0.74257 to   1.81642 $ 6,643   0.22%    1.35%  to   1.80%  14.14% to  14.65%
December 31, 2006  5,977 0.64927 to   1.58504 $ 6,527   0.00%    1.35%  to   1.80%  -3.67% to  -3.25%
December 31, 2005  6,188 0.67270 to   1.63898 $ 6,979   0.00%    1.35%  to   1.80%   3.41% to   3.84%
December 31, 2004  4,158 0.64925 to   1.57888 $ 4,028   0.00%    1.40%  to   1.80%  17.43% to  17.91%
December 31, 2003  3,011 0.55177 to   0.59620 $ 1,995   0.00%    1.40%  to   1.65%  37.83% to  38.20%

                                  SP Prudential U.S. Emerging Growth Portfolio
                  --------------------------------------------------------------------------------
December 31, 2007  5,536 1.08548 to   2.36566 $ 9,816   0.26%    1.35%  to   1.80%  14.74% to  15.25%
December 31, 2006  7,525 0.94423 to   2.05363 $12,332   0.00%    1.35%  to   1.80%   7.65% to   8.13%
December 31, 2005  6,567 0.87543 to   1.90014 $ 9,620   0.00%    1.35%  to   1.80%  15.70% to  16.21%
December 31, 2004  5,270 0.75197 to   1.63587 $ 6,538   0.00%    1.35%  to   1.80%  19.25% to  19.78%
December 31, 2003  3,234 0.63000 to   0.82176 $ 2,701   0.00%    1.35%  to   1.65%  39.78% to  40.20%

                              Prudential SP Conservative Asset Allocation Portfolio
                  --------------------------------------------------------------------------------
December 31, 2007 18,008 1.33928 to  11.93943 $28,209   3.02%    1.40%  to   2.35%   6.86% to   7.88%
December 31, 2006 19,203 1.24461 to  11.14515 $27,840   3.49%    1.40%  to   2.35%   6.18% to   7.17%
December 31, 2005 21,039 1.16409 to   1.27471 $27,938   1.23%    1.40%  to   1.85%   3.99% to   4.46%
December 31, 2004 16,343 1.11728 to   1.22048 $19,172   1.11%    1.40%  to   1.80%   6.96% to   7.40%
December 31, 2003  7,915 1.04299 to   1.05346 $ 8,418   1.32%    1.40%  to   1.65%  14.60% to  14.88%

                                Prudential SP Balanced Asset Allocation Portfolio
                  --------------------------------------------------------------------------------
December 31, 2007 40,174 1.29599 to  12.38975 $72,093   2.21%    1.40%  to   2.35%   6.83% to   7.85%
December 31, 2006 42,592 1.20428 to  11.55811 $70,630   2.62%    1.40%  to   2.35%   8.15% to   9.17%
December 31, 2005 45,670 1.10537 to   1.38790 $67,604   0.81%    1.40%  to   1.85%   5.66% to   6.13%
December 31, 2004 30,709 1.04368 to   1.30793 $37,367   0.62%    1.40%  to   1.75%   9.18% to   9.55%
December 31, 2003 13,244 0.95450 to   1.00219 $13,788   0.84%    1.40%  to   1.65%  20.87% to  21.18%

                                      A51

                             At year ended                           For year ended
                  -----------------------------------  ---------------------------------------------
                                                Net    Investment
                  Units       Unit Value       Assets    Income   Expense Ratio**    Total Return***
                  (000s)  Lowest -- Highest    (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                  ------ --------------------  ------- ---------- -----------------  ----------------
                                 Prudential SP Growth Asset Allocation Portfolio
                  ---------------------------------------------------------------------------------
December 31, 2007 23,637  1.21163 to  12.81910 $48,721   1.45%    1.40%  to   2.35%   6.71% to   7.71%
December 31, 2006 25,947  1.12704 to  11.97192 $50,984   1.87%    1.40%  to   2.35%  10.30% to  11.34%
December 31, 2005 28,438  1.01435 to   1.48911 $48,063   0.52%    1.40%  to   1.85%   7.26% to   7.74%
December 31, 2004 20,304  0.94337 to   1.38211 $24,855   0.34%    1.40%  to   1.80%  11.07% to  11.50%
December 31, 2003  8,135  0.84789 to   0.93897 $ 7,825   0.55%    1.40%  to   1.65%  26.19% to  26.51%

                            Prudential SP Aggressive Growth Asset Allocation Portfolio
                  ---------------------------------------------------------------------------------
December 31, 2007  3,381  1.11516 to   1.91433 $ 5,934   0.92%    1.40%  to   1.75%   7.31% to   7.69%
December 31, 2006  3,647  1.03769 to   1.77768 $ 5,938   1.87%    1.40%  to   1.75%  12.31% to  12.70%
December 31, 2005  3,702  0.92254 to   1.57741 $ 5,285   0.16%    1.40%  to   1.75%   8.58% to   8.97%
December 31, 2004  3,055  0.84838 to   1.44765 $ 3,959   0.05%    1.40%  to   1.75%  12.79% to  13.17%
December 31, 2003  1,400  0.75107 to   0.87556 $ 1,452   0.01%    1.40%  to   1.60%  30.69% to  30.95%

                                   Prudential SP International Growth Portfolio
                  ---------------------------------------------------------------------------------
December 31, 2007  3,565  1.03403 to   2.50846 $ 6,708   0.69%    1.35%  to   1.80%  17.42% to  17.94%
December 31, 2006  3,624  0.87888 to   2.12789 $ 5,794   1.80%    1.35%  to   1.80%  18.92% to  19.44%
December 31, 2005  3,396  0.73762 to   1.78245 $ 4,577   0.55%    1.35%  to   1.80%  14.33% to  14.85%
December 31, 2004  2,719  0.64383 to   1.55290 $ 3,018   0.18%    1.35%  to   1.80%  14.47% to  14.98%
December 31, 2003  1,773  0.56134 to   1.05634 $ 1,345   0.00%    1.35%  to   1.80%  37.11% to  37.73%

                                   Prudential SP International Value Portfolio
                  ---------------------------------------------------------------------------------
December 31, 2007  3,194  1.39477 to   2.34427 $ 6,327   1.67%    1.40%  to   1.80%  15.99% to  16.44%
December 31, 2006  4,332  1.20011 to   2.01320 $ 7,709   1.34%    1.40%  to   1.80%  26.81% to  27.32%
December 31, 2005  3,678  0.94447 to   1.58122 $ 4,989   0.42%    1.40%  to   1.80%  11.77% to  12.21%
December 31, 2004  3,232  0.84346 to   1.40924 $ 3,812   0.36%    1.40%  to   1.80%  13.76% to  14.21%
December 31, 2003  1,902  0.74002 to   1.02601 $ 1,703   0.64%    1.40%  to   1.65%  25.30% to  25.62%

                                            Evergreen VA Balanced Fund
                  ---------------------------------------------------------------------------------
December 31, 2007      0  1.37364 to   1.37364 $     0   4.33%    1.75%  to   1.75%   4.84% to   4.84%
December 31, 2006     12  1.31026 to   1.31026 $    16   2.47%    1.75%  to   1.75%   7.96% to   7.96%
December 31, 2005     12  1.21366 to   1.21366 $    14   5.88%    1.75%  to   1.75%   3.48% to   3.48%

                                             Evergreen VA Growth Fund
                  ---------------------------------------------------------------------------------
December 31, 2007      0  1.87820 to   1.87820 $     0   0.00%    1.75%  to   1.75%   9.12% to   9.12%
December 31, 2006      7  1.72118 to   1.72118 $    12   0.00%    1.75%  to   1.75%   9.13% to   9.13%
December 31, 2005      7  1.57716 to   1.57716 $    11   0.00%    1.75%  to   1.75%   4.70% to   4.70%
December 31, 2004      2  1.50638 to   1.50638 $     3   0.00%    1.75%  to   1.75%  11.90% to  11.90%

                                             Evergreen VA Omega Fund
                  ---------------------------------------------------------------------------------
December 31, 2007    240  1.64226 to   1.66265 $   394   0.54%    1.50%  to   1.75%  10.02% to  10.30%
December 31, 2006    243  1.49266 to   1.50745 $   363   0.00%    1.50%  to   1.75%   4.20% to   4.46%
December 31, 2005    310  1.43256 to   1.44315 $   444   0.21%    1.50%  to   1.75%   2.06% to   2.32%
December 31, 2004    308  1.40369 to   1.41046 $   433   0.00%    1.50%  to   1.75%   5.37% to   5.62%
December 31, 2003     98  1.33214 to   1.33535 $   131   0.00%    1.50%  to   1.75%   2.75% to   2.79%

                                         Evergreen VA Special Values Fund
                  ---------------------------------------------------------------------------------
December 31, 2007     51  1.74582 to   1.76723 $    89   1.02%    1.50%  to   1.75%  -9.12% to  -8.89%
December 31, 2006    127  1.92092 to   1.93974 $   246   0.77%    1.50%  to   1.75%  19.46% to  19.76%
December 31, 2005    133  1.60796 to   1.61969 $   215   1.09%    1.50%  to   1.75%   8.86% to   9.13%
December 31, 2004    122  1.47705 to   1.48416 $   180   1.86%    1.50%  to   1.75%  18.31% to  18.60%
December 31, 2003      9  1.25143 to   1.25143 $    11   1.08%    1.50%  to   1.50%   6.21% to   6.21%

                       Evergreen VA International Equity Fund (available December 5, 2003)
                  ---------------------------------------------------------------------------------
December 31, 2007     16 19.07684 to  19.26907 $   315   2.04%    1.50%  to   1.75%  13.01% to  13.29%
December 31, 2006     28 16.88024 to  17.00827 $   469   3.74%    1.50%  to   1.75%  21.05% to  21.35%
December 31, 2005     28 13.94505 to  14.01626 $   387   2.49%    1.50%  to   1.75%  14.01% to  14.29%
December 31, 2004     23 12.23173 to  12.26411 $   281   1.99%    1.50%  to   1.75%  17.16% to  17.45%
December 31, 2003      1 10.44021 to  10.44021 $    15   0.96%    1.75%  to   1.75%   4.51% to   4.51%

                       Evergreen VA Fundamental Large Cap Fund (available December 5, 2003)
                  ---------------------------------------------------------------------------------
December 31, 2007     28 14.08787 to  14.22990 $   399   1.10%    1.50%  to   1.75%   6.42% to   6.68%
December 31, 2006     33 13.23816 to  13.33854 $   439   1.28%    1.50%  to   1.75%  10.74% to  11.01%
December 31, 2005     33 11.95425 to  12.01541 $   398   1.01%    1.50%  to   1.75%   7.14% to   7.41%
December 31, 2004     28 11.15728 to  11.18687 $   310   1.64%    1.50%  to   1.75%   7.33% to   7.60%
December 31, 2003     11 10.39518 to  10.39594 $   110   0.53%    1.65%  to   1.75%   4.81% to   4.81%

                                      A52

                            At year ended                            For year ended
                  ----------------------------------  -----------------------------------------------
                                                Net   Investment
                  Units       Unit Value       Assets   Income   Expense Ratio**     Total Return***
                  (000s)  Lowest -- Highest    (000s)   Ratio*   Lowest -- Highest  Lowest -- Highest
                  ------ --------------------  ------ ---------- -----------------  ------------------
                    AST AllianceBernstein Growth & Income Portfolio (available March 14, 2005)
                  ----------------------------------------------------------------------------------
December 31, 2007     49 11.34013 to  12.29954 $  583    1.24%   1.15%  to   2.05%    3.00% to    3.93%
December 31, 2006     29 11.82341 to  11.87604 $  339    0.72%   1.50%  to   1.75%   15.26% to   15.54%
December 31, 2005 11,426 10.26647 to  10.27867 $  117    0.00%   1.50%  to   1.65%    2.11% to    2.23%

                     AST American Century Income & Growth Portfolio (available March 14, 2005)
                  ----------------------------------------------------------------------------------
December 31, 2007     79 10.80965 to  11.72224 $  908    2.60%   1.15%  to   1.80%   -1.88% to   -1.25%
December 31, 2006     32 11.85903 to  11.91171 $  365    1.33%   1.50%  to   1.75%   14.85% to   15.13%
December 31, 2005     18 10.32542 to  10.34593 $  181    0.00%   1.50%  to   1.75%    2.57% to    2.78%

                  AST American Century Strategic Allocation Portfolio (available March 14, 2005)
                  ----------------------------------------------------------------------------------
December 31, 2007    103 11.31065 to  12.00848 $1,204    5.35%   1.15%  to   2.40%    6.35% to    7.67%
December 31, 2006     12 11.11094 to  11.18026 $  132    0.69%   1.40%  to   1.75%    7.79% to    8.16%
December 31, 2005      5 10.31658 to  10.33700 $   51    0.00%   1.40%  to   1.65%    2.74% to    2.94%

                          AST Cohen & Steers Realty Portfolio (available March 14, 2005)
                  ----------------------------------------------------------------------------------
December 31, 2007     85  9.52250 to  12.82033 $  951    4.16%   1.15%  to   1.80%  -21.36% to  -20.85%
December 31, 2006     53 16.13799 to  16.23834 $  832    0.84%   1.40%  to   1.75%   34.39% to   34.85%
December 31, 2005     19 12.00823 to  12.04155 $  227    0.00%   1.40%  to   1.75%   18.34% to   18.67%

                            AST UBS Dynamic Alpha Portfolio (available March 14, 2005)
                  ----------------------------------------------------------------------------------
December 31, 2007    227 10.54506 to  11.72906 $2,569    2.46%   1.15%  to   2.40%   -0.46% to    0.78%
December 31, 2006      3 11.64691 to  11.64691 $   38    2.23%   1.50%  to   1.50%    9.50% to    9.50%
December 31, 2005      2 10.63623 to  10.64464 $   23    0.00%   1.40%  to   1.50%    6.20% to    6.28%

                           AST DeAm Large-Cap Value Portfolio (available March 14, 2005)
                  ----------------------------------------------------------------------------------
December 31, 2007     65 10.94144 to  12.86054 $  749    1.24%   1.15%  to   1.80%   -0.62% to    0.02%
December 31, 2006     52 12.80982 to  12.88954 $  601    0.43%   1.40%  to   1.75%   19.64% to   20.05%
December 31, 2005      4 10.70700 to  10.72814 $   43    0.00%   1.50%  to   1.75%    6.17% to    6.38%

                    AST Neuberger Berman Small-Cap Growth Portfolio (available March 14, 2005)
                  ----------------------------------------------------------------------------------
December 31, 2007     17 11.00942 to  12.85490 $  197    0.00%   1.15%  to   1.80%   16.60% to   17.36%
December 31, 2006      8 10.91273 to  10.98080 $   85    0.00%   1.40%  to   1.75%    5.91% to    6.27%
December 31, 2005      5 10.30402 to  10.33264 $   56    0.00%   1.40%  to   1.75%    2.93% to    3.21%

                           AST DeAm Small-Cap Value Portfolio (available March 14, 2005)
                  ----------------------------------------------------------------------------------
December 31, 2007     47  8.43897 to   9.62921 $  420    1.55%   1.15%  to   1.80%  -19.23% to  -18.71%
December 31, 2006     19 11.80116 to  11.87455 $  216    0.25%   1.40%  to   1.75%   17.90% to   18.30%
December 31, 2005     11 10.00979 to  10.03757 $  105    0.01%   1.40%  to   1.75%   -0.35% to   -0.08%

                                AST High Yield Portfolio (available March 14, 2005)
                  ----------------------------------------------------------------------------------
December 31, 2007    147 10.62868 to  10.86456 $1,579   10.58%   1.15%  to   1.80%    0.66% to    1.31%
December 31, 2006    116 10.68405 to  10.75063 $1,243    7.09%   1.40%  to   1.75%    8.46% to    8.83%
December 31, 2005     74  9.85089 to   9.87825 $  726    0.10%   1.40%  to   1.75%   -1.26% to   -0.99%

                       AST Federated Aggressive Growth Portfolio (available March 14, 2005)
                  ----------------------------------------------------------------------------------
December 31, 2007     67 10.85969 to  13.40975 $  825    0.00%   1.15%  to   1.80%    9.24% to    9.94%
December 31, 2006     56 12.15183 to  12.22751 $  650    0.00%   1.40%  to   1.75%   10.97% to   11.36%
December 31, 2005     35 10.95012 to  10.98052 $  385    0.00%   1.40%  to   1.75%    9.52% to    9.82%

                              AST Mid-Cap Value Portfolio (available March 14, 2005)
                  ----------------------------------------------------------------------------------
December 31, 2007     51 10.49274 to  11.84309 $  566    0.40%   1.15%  to   1.80%    0.93% to    1.58%
December 31, 2006     30 11.61572 to  11.68807 $  333    0.38%   1.40%  to   1.75%   12.28% to   12.67%
December 31, 2005     13 10.34492 to  10.37369 $  137    0.00%   1.40%  to   1.75%    2.78% to    3.07%

                             AST Small-Cap Value Portfolio (available March 14, 2005)
                  ----------------------------------------------------------------------------------
December 31, 2007     73  9.69280 to  11.75648 $  758    1.15%   1.15%  to   1.80%   -7.29% to   -6.69%
December 31, 2006     39 12.55205 to  12.63027 $  443    0.18%   1.40%  to   1.75%   17.99% to   18.39%
December 31, 2005      7 10.63867 to  10.66828 $   73    0.00%   1.40%  to   1.75%    5.87% to    6.17%

                    AST Goldman Sachs Concentrated Growth Portfolio (available March 14, 2005)
                  ----------------------------------------------------------------------------------
December 31, 2007    108 11.47169 to  13.14587 $1,339    0.00%   1.15%  to   1.80%   11.97% to   12.69%
December 31, 2006     43 11.62213 to  11.69442 $  467    0.00%   1.40%  to   1.75%    8.10% to    8.48%
December 31, 2005     14 10.75090 to  10.78065 $  150    0.05%   1.40%  to   1.75%    7.16% to    7.45%

                                      A53

                            At year ended                           For year ended
                  ----------------------------------  ---------------------------------------------
                                                Net   Investment
                  Units       Unit Value       Assets   Income   Expense Ratio**    Total Return***
                  (000s)  Lowest -- Highest    (000s)   Ratio*   Lowest -- Highest  Lowest -- Highest
                  ------ --------------------  ------ ---------- -----------------  ----------------
                      AST Goldman Sachs Mid-Cap Growth Portfolio (available March 14, 2005)
                  --------------------------------------------------------------------------------
December 31, 2007   78   11.55954 to  13.07586 $  965   0.00%    1.15%  to   1.80%  17.23% to  17.98%
December 31, 2006   55   11.04128 to  11.11019 $  596   0.00%    1.40%  to   1.75%   4.45% to   4.81%
December 31, 2005   40   10.57054 to  10.60000 $  428   0.00%    1.40%  to   1.75%   5.72% to   6.01%

                            AST Large-Cap Value Portfolio (available March 14, 2005)
                  --------------------------------------------------------------------------------
December 31, 2007  153   10.48704 to  11.82253 $1,670   1.37%    1.15%  to   1.80%  -4.71% to  -4.10%
December 31, 2006   89   12.28149 to  12.35800 $1,051   0.63%    1.40%  to   1.75%  16.43% to  16.83%
December 31, 2005   50   10.54870 to  10.57804 $  523   0.00%    1.40%  to   1.75%   4.68% to   4.97%

                       AST Lord Abbett Bond-Debenture Portfolio (available March 14, 2005)
                  --------------------------------------------------------------------------------
December 31, 2007  164   10.91333 to  11.29424 $1,839   7.30%    1.15%  to   1.80%   4.20% to   4.87%
December 31, 2006   93   10.72896 to  10.79596 $  995   4.48%    1.40%  to   1.75%   7.92% to   8.29%
December 31, 2005   64    9.94204 to   9.96176 $  638   0.14%    1.50%  to   1.75%  -0.57% to  -0.37%

                         AST Marsico Capital Growth Portfolio (available March 14, 2005)
                  --------------------------------------------------------------------------------
December 31, 2007  168   11.52992 to  13.09923 $2,074   0.20%    1.15%  to   1.80%  12.92% to  13.65%
December 31, 2006  123   11.48278 to  11.55444 $1,367   0.04%    1.40%  to   1.75%   5.40% to   5.76%
December 31, 2005   68   10.89480 to  10.92526 $  739   0.00%    1.40%  to   1.75%   7.59% to   7.89%

                               AST MFS Growth Portfolio (available March 14, 2005)
                  --------------------------------------------------------------------------------
December 31, 2007   18   11.73220 to  13.19875 $  228   0.03%    1.15%  to   1.80%  13.06% to  13.79%
December 31, 2006   29   11.58767 to  11.63919 $  317   0.00%    1.50%  to   1.75%   7.78% to   8.05%
December 31, 2005   10   10.75107 to  10.77243 $  103   0.00%    1.50%  to   1.75%   7.12% to   7.33%

                    AST Neuberger Berman Mid-Cap Growth Portfolio (available March 14, 2005)
                  --------------------------------------------------------------------------------
December 31, 2007   84   12.23897 to  15.39741 $1,180   0.00%    1.15%  to   1.80%  20.03% to  20.81%
December 31, 2006   51   12.69768 to  12.77698 $  607   0.00%    1.40%  to   1.75%  12.10% to  12.49%
December 31, 2005   16   11.32716 to  11.35869 $  185   0.00%    1.40%  to   1.75%  12.65% to  12.96%

                     AST Neuberger Berman Mid-Cap Value Portfolio (available March 14, 2005)
                  --------------------------------------------------------------------------------
December 31, 2007  129   10.28916 to  12.12014 $1,454   0.81%    1.15%  to   1.80%   1.34% to   1.99%
December 31, 2006   94   11.83925 to  11.91306 $1,084   0.39%    1.40%  to   1.75%   8.85% to   9.23%
December 31, 2005   55   10.87658 to  10.90682 $  604   0.00%    1.40%  to   1.75%   8.53% to   8.83%

                      AST PIMCO Limited Maturity Bond Portfolio (available March 14, 2005)
                  --------------------------------------------------------------------------------
December 31, 2007  148   10.66071 to  10.86715 $1,594   5.28%    1.15%  to   1.80%   4.90% to   5.58%
December 31, 2006  110   10.25413 to  10.31847 $1,125   2.74%    1.40%  to   1.75%   2.04% to   2.39%
December 31, 2005   75   10.04905 to  10.07733 $  756   0.03%    1.40%  to   1.75%   0.50% to   0.78%

                      AST AllianceBernstein Core Value Portfolio (available March 14, 2005)
                  --------------------------------------------------------------------------------
December 31, 2007   81   10.47838 to  11.75873 $  911   2.55%    1.15%  to   1.80%  -5.28% to  -4.67%
December 31, 2006   16   12.28871 to  12.34339 $  195   0.90%    1.50%  to   1.75%  19.27% to  19.56%
December 31, 2005    5   10.30367 to  10.32416 $   54   0.00%    1.50%  to   1.75%   2.22% to   2.43%

                  AST AllianceBernstein Managed Index 500 Portfolio (available March 14, 2005)
                  --------------------------------------------------------------------------------
December 31, 2007   85   10.75145 to  11.65038 $  931   1.94%    1.15%  to   1.80%   0.27% to   0.92%
December 31, 2006   25   11.50163 to  11.57321 $  272   0.55%    1.40%  to   1.75%  10.67% to  11.05%
December 31, 2005    6   10.39288 to  10.42169 $   66   0.00%    1.40%  to   1.75%   3.42% to   3.70%

                    AST T. Rowe Price Natural Resources Portfolio (available March 14, 2005)
                  --------------------------------------------------------------------------------
December 31, 2007  330   13.55366 to  18.62348 $5,662   0.66%    1.15%  to   1.80%  38.01% to  38.90%
December 31, 2006  235   13.34553 to  13.44068 $3,031   0.27%    1.40%  to   1.80%  13.82% to  14.27%
December 31, 2005  125   11.72986 to  11.76236 $1,468   0.00%    1.40%  to   1.75%  17.27% to  17.59%

                     AST T. Rowe Price Asset Allocation Portfolio (available March 14, 2005)
                  --------------------------------------------------------------------------------
December 31, 2007  621   11.09246 to  12.03647 $7,244   2.40%    1.15%  to   2.40%   3.82% to   5.11%
December 31, 2006   58   11.30993 to  11.49135 $  656   1.21%    1.50%  to   2.40%   9.86% to  10.83%
December 31, 2005    5   10.34748 to  10.36801 $   56   0.00%    1.50%  to   1.75%   3.18% to   3.38%

                           AST MFS Global Equity Portfolio (available March 14, 2005)
                  --------------------------------------------------------------------------------
December 31, 2007   51   11.92451 to  13.88494 $  653   2.68%    1.15%  to   1.80%   7.46% to   8.15%
December 31, 2006   31   12.79078 to  12.87030 $  376   0.40%    1.40%  to   1.75%  22.17% to  22.59%
December 31, 2005   13   10.46963 to  10.49866 $  136   0.00%    1.40%  to   1.75%   5.05% to   5.34%

                                      A54

                             At year ended                            For year ended
                  ------------------------------------  ---------------------------------------------
                                                 Net    Investment
                  Units       Unit Value        Assets    Income   Expense Ratio**    Total Return***
                  (000s)  Lowest -- Highest     (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                  ------ --------------------  -------- ---------- -----------------  ----------------
                      AST JPMorgan International Equity Portfolio (available March 14, 2005)
                  ----------------------------------------------------------------------------------
December 31, 2007   101  11.36747 to  13.95132 $  1,284   1.73%    1.15%  to   1.80%   7.50% to   8.19%
December 31, 2006    69  12.84720 to  12.92733 $    848   0.74%    1.40%  to   1.75%  20.69% to  21.10%
December 31, 2005    17  10.64502 to  10.67460 $    181   0.00%    1.40%  to   1.75%   7.38% to   7.67%

                        AST T. Rowe Price Global Bond Portfolio (available March 14, 2005)
                  ----------------------------------------------------------------------------------
December 31, 2007    92  10.62669 to  11.20170 $    996   2.92%    1.15%  to   1.80%   7.70% to   8.39%
December 31, 2006    58   9.86229 to   9.92364 $    580   1.18%    1.40%  to   1.75%   4.45% to   4.81%
December 31, 2005    26   9.44213 to   9.46839 $    244   0.30%    1.40%  to   1.75%  -5.10% to  -4.83%

                      AST Aggressive Asset Allocation Portfolio (available December 5, 2005)
                  ----------------------------------------------------------------------------------
December 31, 2007   321  11.45397 to  12.32551 $  3,816   0.16%    1.15%  to   1.80%   7.61% to   8.31%
December 31, 2006   201  11.36629 to  11.40838 $  2,245   0.00%    1.40%  to   1.75%  13.70% to  14.09%
December 31, 2005    11   9.99667 to   9.99933 $    109   0.00%    1.40%  to   1.75%  -0.02% to   0.00%

                    AST Capital Growth Asset Allocation Portfolio (available December 5, 2005)
                  ----------------------------------------------------------------------------------
December 31, 2007 7,141  11.26366 to  12.14221 $ 84,864   0.23%    1.15%  to   2.75%   6.78% to   8.48%
December 31, 2006 3,861  11.10359 to  11.22130 $ 42,817   0.00%    1.40%  to   2.40%  11.02% to  12.11%
December 31, 2005    65  10.00213 to  10.00855 $    652   0.00%    1.50%  to   2.50%   0.04% to   0.10%

                       AST Balanced Asset Allocation Portfolio (available December 5, 2005)
                  ----------------------------------------------------------------------------------
December 31, 2007 9,980  10.91282 to  11.89376 $116,304   0.37%    1.00%  to   2.40%   6.64% to   7.96%
December 31, 2006 5,593  10.92810 to  11.04402 $ 61,064   0.00%    1.40%  to   2.40%   9.15% to  10.23%
December 31, 2005   190  10.01214 to  10.01855 $  1,903   0.00%    1.50%  to   2.50%   0.14% to   0.20%

                     AST Conservative Asset Allocation Portfolio (available December 5, 2005)
                  ----------------------------------------------------------------------------------
December 31, 2007 5,009  11.24456 to  11.76251 $ 58,099   0.40%    1.15%  to   2.40%   6.51% to   7.83%
December 31, 2006 1,998  10.82085 to  10.93553 $ 21,644   0.00%    1.40%  to   2.40%   7.97% to   9.04%
December 31, 2005   140  10.02210 to  10.02853 $  1,408   0.00%    1.50%  to   2.50%   0.24% to   0.30%

                     AST Preservation Asset Allocation Portfolio (available December 5, 2005)
                  ----------------------------------------------------------------------------------
December 31, 2007   882  11.11502 to  11.45988 $  9,942   0.32%    1.15%  to   2.40%   6.16% to   7.48%
December 31, 2006   431  10.57706 to  10.68916 $  4,569   0.00%    1.40%  to   2.40%   5.44% to   6.47%
December 31, 2005    33  10.03209 to  10.03852 $    334   0.00%    1.50%  to   2.35%   0.34% to   0.40%

                         AST First Trust Balanced Target Portfolio (available May 1, 2006)
                  ----------------------------------------------------------------------------------
December 31, 2007   993  11.06059 to  11.35095 $ 11,119   0.55%    1.15%  to   2.65%   5.74% to   7.32%
December 31, 2006   337  10.52149 to  10.59531 $  3,555   0.00%    1.50%  to   2.40%   5.24% to   5.97%

                  AST First Trust Capital Appreciation Target Portfolio (available March 20, 2006)
                  ----------------------------------------------------------------------------------
December 31, 2007   979  11.11363 to  11.52104 $ 11,130   0.29%    1.15%  to   2.65%   8.53% to  10.14%
December 31, 2006   340  10.42368 to  10.49631 $  3,547   0.00%    1.50%  to   2.40%   4.26% to   4.98%

                           AST Advanced Strategies Portfolio (available March 20, 2006)
                  ----------------------------------------------------------------------------------
December 31, 2007 1,280  11.11930 to  11.53588 $ 14,537   0.53%    1.15%  to   2.65%   6.67% to   8.26%
December 31, 2006   461  10.60042 to  10.68200 $  4,891   0.00%    1.50%  to   2.40%   6.02% to   6.84%

                       AST T. Rowe Price Large-Cap Growth Portfolio (available May 1, 2006)
                  ----------------------------------------------------------------------------------
December 31, 2007    40  11.11888 to  11.23891 $    445   0.14%    1.15%  to   1.80%   6.31% to   7.00%
December 31, 2006    28  10.45877 to  10.50381 $    290   0.00%    1.15%  to   1.80%   5.22% to   5.67%

                                AST Money Market Portfolio (available May 1, 2006)
                  ----------------------------------------------------------------------------------
December 31, 2007   122  10.40843 to  10.62479 $  1,284   4.67%    1.15%  to   2.40%   2.43% to   3.70%
December 31, 2006    17  10.20125 to  10.24522 $    173   3.26%    1.15%  to   1.80%   2.02% to   2.45%

                              AST Small-Cap Growth Portfolio (available May 1, 2006)
                  ----------------------------------------------------------------------------------
December 31, 2007    11  10.42523 to  10.53785 $    114   0.00%    1.15%  to   1.80%   5.25% to   5.93%
December 31, 2006     4   9.90555 to   9.94820 $     39   0.00%    1.15%  to   1.80%   0.01% to   0.43%

                           AST Pimco Total Return Bond Portfolio (available May 1, 2006)
                  ----------------------------------------------------------------------------------
December 31, 2007   189  10.95233 to  11.07079 $  2,078   3.06%    1.15%  to   1.80%   6.38% to   7.07%
December 31, 2006    94  10.29524 to  10.33968 $    968   0.00%    1.15%  to   1.80%   3.25% to   3.69%

                                      A55

                            At year ended                           For year ended
                  ----------------------------------  ---------------------------------------------
                                                Net   Investment
                  Units       Unit Value       Assets   Income   Expense Ratio**    Total Return***
                  (000s)  Lowest -- Highest    (000s)   Ratio*   Lowest -- Highest  Lowest -- Highest
                  ------ --------------------  ------ ---------- -----------------  ----------------
                            AST International Value Portfolio (available May 1, 2006)
                  --------------------------------------------------------------------------------
December 31, 2007   91   12.56729 to  12.70293 $1,152   1.64%    1.15%  to   1.80%  15.71% to  16.46%
December 31, 2006   27   10.86090 to  10.90770 $  293   0.00%    1.15%  to   1.80%   8.50% to   8.96%

                           AST International Growth Portfolio (available May 1, 2006)
                  --------------------------------------------------------------------------------
December 31, 2007   60   12.39320 to  12.52703 $  749   0.52%    1.15%  to   1.80%  16.94% to  17.69%
December 31, 2006   43   10.59814 to  10.64379 $  453   0.00%    1.15%  to   1.80%   6.07% to   6.52%

                        Gartmore NVIT Developing Markets Fund (available March 14, 2005)
                  --------------------------------------------------------------------------------
December 31, 2007  230   22.48208 to  22.70075 $5,203   0.30%    1.40%  to   1.75%  41.03% to  41.52%
December 31, 2006   42   15.94128 to  16.04073 $  676   0.58%    1.40%  to   1.75%  32.27% to  32.72%
December 31, 2005   14   12.05243 to  12.08600 $  163   0.34%    1.40%  to   1.75%  21.98% to  22.32%

                    AST Western Asset Core Plus Bond Portfolio (available November 19, 2007)
                  --------------------------------------------------------------------------------
December 31, 2007    3    9.98048 to   9.98048 $   31   0.00%    1.60%  to   1.60%  -0.18% to  -0.18%

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

        ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for each of the five years in the period ended December 31, 2007 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

                                      A56

        A.  Mortality Risk and Expense Risk Charges

        The mortality risk and expense risk changes are applied daily against the net assets of the separate account attributable to each of the contracts. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life of New Jersey. The mortality risk and expense risk charges are assessed through the reduction in unit values.

        B.  Administration Charge

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the redemption of units.

Asset-Based
Charge Level
------------ Description of When Applicable
    0.95%    Premier Bb Series -- No Optional Benefits
    1.15%    Premier B Series -- No Optional Benefits
    1.20%    Premier Bb Series with HAV
    1.35%    Discovery Choice Basic -- No Optional Benefits
    1.40%    No Optional Benefits
               Discovery Select Variable Annuity (0.15% Admin and 1.25% M&E)
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced -- Non Bonus Version
               Strategic Partners Annuity One Enhanced III -- Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced -- Non Bonus Version
               Strategic Partners Plus Enhanced III -- Non Bonus Version
               Strategic Partners Advisor
    1.45%    Premier Bb Series with Combo or HDV or GMIB
    1.50%    No Optional Benefits
               Strategic Partners Annuity One Enhanced -- Bonus Version
               Strategic Partners Annuity One Enhanced III -- Bonus Version
               Strategic Partners Plus Enhanced -- Bonus Version
               Strategic Partners Plus Enhanced III -- Bonus Version
               Premier L Series
    1.52%    Strategic Partners Select GMDB with Step Up and Roll Up
    1.55%    Premier X Series -- No Optional Benefits
             Premier Bb Series with LT5 or HD5
    1.60%    No Optional Benefits
               Strategic Partners FlexElite
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced -- Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced -- Non Bonus Version
    1.65%    Discovery Choice Enhanced -- No Optional Benefit
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III -- Non Bonus Version
               Strategic Partners Plus Enhanced III -- Non Bonus Version
             Strategic Partners Advisor with GMDB with Step Up and Roll Up
             Premier B Series with HDV
             Premier B Series with Roll-up & HAV
    1.70%    GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced -- Bonus Version
               Strategic Partners Plus Enhanced -- Bonus Version
             GMDB with-Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced -- Non Bonus Version
               Strategic Partners Plus Enhanced -- Non Bonus Version

                                      A57

Asset-Based
Charge Level
------------ Description of When Applicable
             GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced -- Non Bonus Version
             Premier Bb Series with SLT5 and GMIB and HAV
    1.75%    Premier B Series with LT5 or HD5
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III -- Bonus Version
               Strategic Partners Plus Enhanced III -- Bonus Version
    1.80%    Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Plus Enhanced -- Bonus Version with GMDB with Step Up and Roll Up
             Strategic Partners Annuity One Enhanced -- Bonus Version with GMDB with Greater of Roll Up and Step Up
             Premier Bb Series with LT5 or HD5 and HAV
    1.90%    Premier B Series with SLT5
             Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
    1.95%    Premier Bb Series with GMIB and HDV or Combo
    2.00%    With LT5 or HD5
               Strategic Partners Annuity One Enhanced -- Non Bonus Version
               Strategic Partners Annuity One Enhanced III -- Non Bonus Version
               Strategic Partners Plus Enhanced -- Non Bonus Version
               Strategic Partners Plus Enhanced III -- Non Bonus Version
               Strategic Partners Advisor
             Premier L Series with HDV
             Premier L Series with Roll-up & HAV
    2.05%    Premier X Series with HDV
             Premier X Series with Roll-up & HAV
             Premier Bb Series with LT5 or HD5 and Combo or HDV
    2.10%    With LT5 or HD5
               Strategic Partners Annuity One Enhanced -- Bonus Version
               Strategic Partners Annuity One Enhanced III -- Bonus Version
               Strategic Partners Plus Enhanced -- Bonus Version
               Strategic Partners Plus Enhanced III -- Bonus Version
               Premier L Series
    2.15%    With SLT5
               Strategic Partners Annuity One Enhanced III -- Non Bonus Version
               Strategic Partners Plus Enhanced III -- Non Bonus Version
             Premier X Series with LT5 or HD5
    2.20%    With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced -- Non Bonus Version
               Strategic Partners Plus Enhanced -- Non Bonus Version
    2.25%    With SLT5
               Premier L Series
               Strategic Partners Annuity One Enhanced III -- Bonus Version
               Strategic Partners Plus Enhanced III -- Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III -- Non Bonus Version
               Strategic Partners Plus Enhanced III -- Non Bonus Version
             Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
             Premier B Series with LT5 or HD5 and HDV
             Premier B Series with LT5 or HD5 and Roll-up & HAV
    2.30%    Premier X Series with SLT5
             Strategic Partners Plus Enhanced -- Non Bonus Version with LT5 or HD5 and GMDB with Step Up and Roll Up
             With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One Enhanced -- Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced -- Bonus Version
               Strategic Partners Plus Enhanced -- Bonus Version

                                      A58

  Asset-Based
  Charge Level
  ------------ Description of When Applicable
      2.35%    With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
                 Strategic Partners Annuity One Enhanced III -- Bonus Version
                 Strategic Partners Plus Enhanced III -- Bonus Version
      2.40%    With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
                 Strategic Partners Annuity One Enhanced -- Bonus Version
               With LT5 or HD5 and GMDB with Step Up and Roll Up
                 Strategic Partners Plus Enhanced -- Bonus Version
      2.60%    Premier L Series with LT5 or HD5 and HDV
               Premier L Series with LT5 or HD5 and Roll-up & HAV
      2.65%    Premier X Series with LT5 or HD5 and HDV
               Premier X Series with LT5 or HD5 and Roll-up & HAV

        C.  Withdrawal Charges

        A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life of New Jersey for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0% - 8%. The charge is assessed through the redemption of units.


                                      A59

            Report of Independent Registered Public Accounting Firm

To the Contract Owners of Pruco Life of New Jersey Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account at December 31, 2007, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2007 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 07, 2008

                                      A60

                                    PART C
                               OTHER INFORMATION

ITEM 24.FINANCIAL STATEMENTS AND EXHIBITS

(a)FINANCIAL STATEMENTS

(1) Financial Statements of Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of December 31, 2007; the Statements of Operations for the period ended
December 31, 2007; the Statements of Changes in Net Assets for the periods ended December 31, 2007 and December 31, 2006; and the Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement). (Note 1)

(2) Statements of Pruco Life of New Jersey (Depositor) consisting of the Statements of Financial Position as of December 31, 2007 and 2006; and the Related Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2007, 2006 and 2005; and the Notes to the Financial Statements appear in the Statement of Additional Information (Part B of the Registration Statement). (Note 1)

(b)EXHIBITS


 (1) Resolution of the Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Note 3)

 (2) Agreements for custody of securities and similar investments -- Not Applicable.

 (3) (a) Form of Distribution Agreement between Prudential Investment Management Services, Inc. "PIMS" (Underwriter) and Pruco Life Insurance Company of New Jersey (Depositor) (Note 2)

     (b) Form of Selected Broker Agreement used by PIMS (Note 2)

     (c) Distribution and Underwriting Agreement between Prudential Annuities Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance Company (Depositor). (Note 25)

 (4) (a) Form of The Strategic Partners Variable Annuity Contract V-BON 2000-NY(Note 12)

     (b) Form of The Strategic Partners Variable Annuity Contract V-DCA 2000-NY(Note 12)

     (c) Form of Strategic Partners Variable Annuity Contract VBON-2000-NY Ed. 10/2002 (Note 13)

     (d) Form of Strategic Partners Variable Annuity Contract VDCA-2000-NY Ed 10/2002 (Note 13)

     (e) Form of Strategic Partners Variable Annuity Contract VDCA-NY Ed 5-2003(Note 17)

     (f) Endorsement ORD 112389-NY (Note 13)

     (g) Endorsement (MVA) ORD 112805-NY (Note 14)

     (h) Endorsements ORD 112898-NY and ORD 112899-NY (Note 15)

     (i) Endorsement (GMIB) ORD 112737-NY (Note 16)

     (j) Endorsement (Transfers) ORD 112878 (Note 16)

    (k) Endorsement (IAB) ORD 112718-NY (Note 16)

    (l) Endorsement Supplement (GMIB) ORD 112963-NY (Note 17)

    (m) Rider-Joint and Survivor Guaranteed Minimum Payments Benefit (Spousal Lifetime Five) (Note 22)

    (n) Supplement - Joint and Survivor Guaranteed Minimum Payments Benefit Schedule (Spousal Lifetime Five) (Note 22)

    (o) Highest Daily Lifetime Five Benefit Rider (Enhanced) (Note 24)

    (p) Highest Daily Lifetime Seven Benefit Rider (Note 25)

(5) (a) Application form for the Contract. (Note 8)

    (b) Application form for the Contract - PIAG (Note 8)

    (c) Strategic Partners Annuity One Application ORD 99725 New York (Note
        13)

    (d) Strategic Partners Annuity One Application ORD 99725 New
        York-ThirdParty (Note 13)

    (e) Strategic Partners Annuity One Application ORD 99725 New York-First Union (Note 13)

    (f) Application form for the Contract (17)

    (g) Strategic Partners Annuity One Application ORD 99749 New York (Note
        22)

(6) (a) Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended February 12, 1998. (Note 6)

    (b) By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 7)

(7) Contract of reinsurance in connection with variable annuity contract.

(Lifetime Five) (Note 21)

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

    (a) Form of Fund Participation Agreement. (Note 4)

    (b) Form of Fund Participation Agreement (AST) (Note 19)

    (c) Amendment to Evergreen Trust Participation Agreement (Note 20)

    (d) Gartmore Amended and Restated Fund Participation Agreement (Note 19)

    (e) Sample rule 22C-2 agreement (Note 23)

(9)     Opinion of Counsel. (Note 22)

(10) Written Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm. (Note 1)

(11) All financial statements omitted from Item 23, Financial Statements -- Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners -- Not Applicable.

(13)        Powers of Attorney.

      (a)   David R. Odenath, Jr., James J. Avery Jr., Helen M. Galt, Bernard
            J. Jacob, Scott D. Kaplan, Tucker I.Marr, Scott G. Sleyster. (Note
            26)

 (Note 1)   Filed herewith.

 (Note 2) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-4 Registration No. 333-18117, filed April 16, 1999, on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 3) Incorporated by reference to Form N-4, Registration No. 333-18113, filed December 18, 1996 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 4) Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

 (Note 5) Incorporated by reference to Post-Effective Amendment No. 10 to Form S-1, Registration No. 33-20018, filed April 9, 1998 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

 (Note 6) Incorporated by reference to Post-Effective Amendment No. 12 to Form S-1, Registration No. 33-20018, filed on April 16, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

 (Note 7) Incorporated by reference to Form S-6, Registration No. 333-85117 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

 (Note 8) Incorporated by reference to the Initial Registration on Form N-4, Registration No. 333-49230 filed November 3, 2000 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 9) Incorporated by reference to Form S-6, Registration No. 333-49334 filed February 8, 2001 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 10)   Incorporated by reference to Post-Effective Amendment No. 14, Form
            S-1, Registration No. 33-20018, filed April 10, 2001 on behalf of the Pruco Life of New Jersey Variable Contract Real Property
            Account.

(Note 11)   Incorporated by reference to Post-Effective Amendment No. 5, Form
            S-6, Registration No. 333-85117 filed June 28, 2001 of behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 12)   Incorporated by reference to Post-Effective Amendment No. 2, this
            Registration Statement, filed September 28, 2001.

 (Note 13) Incorporated by reference to Post-Effective Amendment No. 4, this
           Registration Statement, filed December 10, 2002.

 (Note 14) Incorporated by reference to initial Form S-3, Registration No.
           222-49230 filed February 27, 2003 on behalf of Pruco Life Insurance Company of New Jersey.

 (Note 15) Incorporated by reference to Post-Effective Amendment No. 6 to this
           Registration Statement, filed April 23, 2003.

 (Note 16) Incorporated by reference to Post-Effective Amendment No. 9 to this
           Registration Statement, filed September 26, 2003.

 (Note 17) Incorporated by reference to Post-Effective Amendment No. 12 to this Registration Statement, filed April 20, 2004.

 (Note 18) Incorporated by reference to Post-Effective Amendment No. 13 to
           Form N-4, Registration No. 333-49230, filed January 20, 2005 on behalf of Pruco Life Insurance Company of New Jersey Flexible Premium Variable Annuity Account.

 (Note 19) Incorporated by reference to Post-Effective Amendment No. 54 to
           Form N-4, Registration No. 333-99275, filed April 6. 2005 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 20) Incorporated by reference to Post-Effective Amendment No. 13 to
           Form 4, Registration No. 333-49230, filed April 13, 2005 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 21) Incorporated by reference to Pre-Effective Amendment to Form N-4 to
           Registration No. 333-131035, filed January 13, 2006 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 22) Incorporated by reference to Pre-Effective Amendment to Form N-4 to
           Registration No. 333-49230, filed April 21, 2006 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 23) Incorporated by reference to Pre-Effective Amendment to Form N-4 to
           Registration No. 333-131035, filed April 19, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 24) Incorporated by reference to Pre-Effective Amendment to Form N-4 to
           Registration No. 333-131035, filed August 3, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 25) Incorporated by reference to Pre-Effective Amendment to Form N-4 to
           Registration No. 333-131035, filed December 18, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 26) Incorporated by reference to Pre-Effective Amendment to Form N-4 to
           Registration No. 333-131035, filed April 15, 2008 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

ITEM 25.DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and major officers of Pruco Life of New Jersey are listed below:

    Name and Principal Business Address Position and Offices with Depositor
    ----------------------------------- -----------------------------------
    James J. Avery, Jr.                 Vice Chairman and Director

    213 Washington Street
    Newark, NJ 07102-2992

    Tucker I. Marr                      Chief Financial Officer and
                                        Chief Accounting Officer
    213 Washington Street
    Newark, NJ 07102-2992

    Helen M. Galt                       Director
    213 Washington Street
    Newark, NJ 07102-2992

    Philip J. Grigg                     Senior Vice President
                                        and Chief Actuary
    213 Washington Street
    Newark, New Jersey 07102-2992

    Bernard J. Jacob                    Treasurer and Director
    213 Washington Street
    Newark, NJ 07102-2992

    Thomas C. Castano                   Chief Legal Officer and
                                        Secretary

    213 Washington Street
    Newark, NJ 07102-2992

    Scott D. Kaplan                     Director, President and
                                        Chief Executive Officer
    213 Washington Street
    Newark, NJ 07102-2992

    Kent D. Sluyter                     Senior Vice President
    213 Washington Street
    Newark, NJ 07102-2992

    Kenneth S. Solon                    Senior Vice President
    213 Washington Street
    Newark, NJ 07102-2992

    James M. O'Connor                   Senior Vice President and
                                        Actuary

    200 Wood Avenue South
    Iselin, NJ 08830-2706

    David R. Odenath, Jr.               Director
    751 Broad Street
    Newark, NJ 07102-3777

ITEM 26.PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a corporation organized under the laws of New Jersey, is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America, ("Prudential"), a stock life insurance company organized under the laws of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc., a New Jersey insurance holding company.

Pruco Life of New Jersey may be deemed to control the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940: the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Single Premium Variable Life Account, the Pruco Life of New Jersey Single Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant), the Pruco Life of New Jersey Modified Guaranteed Annuity Account and the Pruco Life of New Jersey Variable Real Property Account (separate accounts of Pruco Life of New Jersey)

The above-referenced separate accounts, along with Prudential and certain of Prudential's separate accounts, hold the majority of the shares of The Prudential Series Fund, a Delaware statutory trust. In addition, The Prudential holds all the shares of Prudential's Gibraltar Fund in three of its separate accounts. The Prudential Series Fund and Prudential's Gibraltar Fund are registered as open-end diversified, management investment companies under the Investment Company Act of 1940. Additionally, the aforementioned separate accounts of Prudential are registered as unit investment trusts under the Investment Company Act of 1940.

In addition, Pruco Life of New Jersey may also be deemed to be under common control with other insurers that are direct or indirect subsidiaries of Prudential Financial, Inc. and their separate accounts.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, filed February 27, 2008, the text of which is hereby incorporated.

ITEM 27.NUMBER OF CONTRACT OWNERS

As of February 29, 2008 there were 4,717 owners of contracts offered by the Registrant.

ITEM 28.INDEMNIFICATION

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in
Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Form S-6 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29.PRINCIPAL UNDERWRITERS

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies through which the bulk of the variable annuities are issued are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Information concerning the directors and officers of PAD is set forth below:

                                   POSITIONS AND OFFICES WITH    POSITIONS AND OFFICES WITH
NAME                                      UNDERWRITER                    REGISTRANT
----                             ------------------------------- --------------------------
George M. Gannon                 President, Chief Executive                 None
2101 Welsh Road                  Officer, Director and Chief
Dresher, Pennsylvania 19025-5001 Operations Officer

John T. Doscher                  Senior Vice President and Chief            None
751 Broad Street                 Compliance Officer
Newark, New Jersey 07102-3714

David R. Odenath                 Director                                   None
751 Broad Street
Newark, New Jersey 07102-3714

Jacob M. Herschler               Director                                   None
One Corporate Drive
Shelton, Connecticut 06484

Steven P. Marenakos              Director                                   None
One Corporate Drive
Shelton, Connecticut 06484

Robert F. O'Donnell              Director                                   None
One Corporate Drive
Shelton, Connecticut 06484

Kenneth Y. Tanji                 Director                                   None
213 Washington Street
Newark, New Jersey 07102-2917

Bruce Ferris                     Executive Vice President and               None
One Corporate Drive              Director
Shelton, Connecticut 06484

Fuschillo Joseph M.              Executive Vice President and               None
One Corporate Drive              Director
Shelton, Connecticut 06484

Adam Scaramella                  Vice President, Secretary and              None
2101 Welsh Road                  Chief Legal Officer
Dresher, Pennsylvania 19025-5001

Margaret R. Horn                 Chief Financial Officer                    None
213 Washington Street
Newark, New Jersey 07102-2917

--------
(c)Commissions received by PAD during last fiscal year with respect to annuities issued through the registrant separate account.

                                    Net
                               Underwriting  Compensation
                               Discounts and      on       Brokerage
Name of Principal Underwriter   Commissions   Redemption  Commissions Compensation
-----------------------------  ------------- ------------ ----------- ------------
Prudential Investment
  Management Services, LLC.... $ 177,463,577     $-0-        $-0-         $-0-

ITEM 30.LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777.

ITEM 31.MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32.UNDERTAKINGS

(a)Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c)Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on
November 28, 1988.

(e)Pruco Life Insurance Company of New Jersey hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life Insurance Company of New Jersey.

                                  SIGNATURES

   As required by the Securities Act of 1933, the Registrant certifies that is meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 25th day of April, 2008.

        THE PRUCO LIFE of NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY
                                    ACCOUNT

                                  Registrant

                By: Pruco Life Insurance Company of New Jersey


Attest: /s/ Thomas C. Castano                 /s/ Scott D. Kaplan
        ----------------------------------    ---------------------------------
Thomas C. Castano                             Scott D. Kaplan
Chief Legal Officer and Secretary             President and Chief Executive
                                              Officer

                                  SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                              Signature and Title


            *
---------------------------
JAMES J. AVERY JR.
VICE CHAIRMAN AND DIRECTOR          Date: April 25, 2008



            *                **By: /s/ Thomas C. Castano
---------------------------        ---------------------------------
SCOTT D. KAPLAN                    THOMAS C. CASTANO
DIRECTOR                           CORPORATE COUNSEL


            *
--------------------------
TUCKER I. MARR
CHIEF ACCOUNTING OFFICER


            *
--------------------------
BERNARD J. JACOB
DIRECTOR


            *
--------------------------
SCOTT G. SLEYSTER
DIRECTOR


            *
--------------------------
HELEN M. GALT
DIRECTOR


            *
--------------------------
DAVID R. ODENATH, JR.
DIRECTOR

                                 EXHIBIT INDEX

(10)Written Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm